Exhibit 99.1

Deutsche Bank AG	October 2021

Sage Social Housing Report & Valuation of 1,712 affordable housing units for Deutsche Bank AG

savills.co.uk

14th October 2021 File Ref: SAS 487045

To
Fabian Watts MRICS
(a) (b) (c) (d)
Deutsche Bank AG, London Branch and each if its affiliates in its capacity as arranger for the Facility Agreement
Sage AR Funding 2021 PLC as Original Lender (as defined in the Facility Agreement) and each of its successors, assignees and transferees from time to time
Situs Asset Management Limited as Senior Facility Agent and Common Security Agent on behalf of each Finance Party (as defined in the Facility Agreement) and each of their successors, assignees and transferees from time to time
U.S. Bank Trustees Limited as Note Trustee and Issuer Security Trustee on behalf of the Noteholders (as defined in the Facility Agreement) and each of its successors, assignees and transferees from time to time
E: fabian.watts@savills.com DL: +44 (0) 207 016 3701 M: +44 (0) 7976 538 999 33 Margaret Street London W1G 0JD T: +44 (0) 207 499 8644 savills.com

Dear Sirs,

SAGE SOCIAL HOUSING

VALUATION OF HOUSING STOCK FOR LOAN SECURITY PURPOSES – 1,712 HOMES ACROSS 134 LOCATIONS NATIONWIDE

In accordance with the instructions contained in your letter to us dated 21st July 2021, as confirmed in our letter to you dated  5th August 2021 we have inspected the property and made such enquiries as are sufficient to provide you with our opinion of value on the bases stated below. Copies of your instruction letter and of our letter of confirmation are enclosed at Appendix 6.

We draw your attention to our accompanying Report together with the General Assumptions and Conditions upon which our Valuation has been prepared, details of which are provided at the rear of our report.

We trust that our report meets your requirements, however should you have any queries, please do not hesitate to contact us.

Yours faithfully,

For and on behalf of Savills Advisory Services Limited,

Andy Smith BSc MRICS IRRV RICS Registered Valuer Director	Michal Skotny MRICS Registered Valuer Director	Fabian Watts MRICS RICS Registered Valuer Director

Offices and associates throughout the Americas, Europe, Asia Pacific, Africa and the Middle East.
Savills Advisory Services Limited. Chartered Surveyors. A subsidiary of Savills plc. Registered in England No.. 6215875
Registered office: 33 Margaret Street, London, W1G 0JD

Contents

Executive Summary			1
1.	Instructions and Terms of Reference		4
	1.1.	Instructions & Terms of Reference	5
	1.2.	Basis of Valuation	5
	1.3.	General Assumptions and Conditions	6
	1.4.	Valuation Date	6
	1.5.	Purpose of Valuation	6
	1.6.	Proposed Loan Terms	6
	1.7.	Conflicts of Interest	6
	1.8.	Valuer Details and Inspection	6
	1.9.	Extent of Due Diligence Enquiries and Information Sources	7
	1.10.	Liability Cap	7
	1.11.	RICS Compliance	7
2.	The Properties		8
	2.1.	The Properties	9
	2.2.	Environmental Considerations	11
	2.3.	Energy Act 2011	11
	2.4.	Fire	11
	2.5.	Town Planning	11
	2.6.	Title and Tenure	12
	2.7.	Lotting	13
	2.8.	Rental Income	13
3.	Market Commentary		15
	3.1.	General Summary	16
	3.2.	Market Rental Commentary	17
	3.3.	Local Market Conditions	18
	3.4.	Vacant Possession Values	19
	3.5.	Market Rents	20
4.	Valuation Advice		21
	4.1.	Existing Use Value For Social Housing – Valuation Approach	22
	4.2.	Market Value – Subject to Tenancies (MV-STT) – Valuation Approach	26
5.	Valuations		28
	5.1.	Valuations	29
	5.2.	COVID-19 Pandemic: Market Conditions Explanatory Note	29
	5.3.	Additional Advice	30
	5.4.	Lotting and Value Disaggregation	30
6.	Suitability, Liability & Confidentiality		31
	6.1.	Suitability as Loan Security	32
	6.2.	Verification	32
	6.3.	Confidentiality	32

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Appendix 1	Executive Summary of Valuation
Appendix 2	Market Commentary
Appendix 3	Schedule of Properties
Appendix 4	Site proformas
Appendix 5	Map of Stock
Appendix 6	Instruction Letter and Confirmation of Instructions
Appendix 7	Comparable rental evidence

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Executive Summary

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Address	1,712 affordable rented and social rented properties across 134 locations across England.
Use	Affordable and social rented residential housing
Location	Nationwide with nearly three quarters of the stock located in South East, East of England and the East Midlands
Background	Our valuation is required for loan security purposes in connection with a proposed facility to be granted to the Borrower.
Description
The stock is a mixture of houses and flats in new purpose built schemes dating from 2019.

The schemes are generally situated in good residential locations. Locations vary, but most stock is within good proximity of reasonable transport links and amenities within urban extensions of pre-existing towns.

Planning	As per final certificates of title
Tenure	As per final certificates of title
Tenancies	191 social rented properties and 1,521 Affordable Rented
Passing Rent	£14,340,00 per annum (actual and estimated for vacant units)
Market Rent	£19,044,240 per annum
EUV-SH	£ 302,813,000
MV-STT	£ 376,933,000
Aggregate Vacant Possession Value	£ 431,764,000
Strengths	◾ Low risk investment ◾ Long-term income profile	◾ Good income return ◾ Likely increased demand for affordable housing
Risks and Mitigates
Outstanding information in respect of the certificates of title as at the date of our report –– we draw your attention to sections 2.6 and 2.7 of our report and recommend that your solicitors advise you on the outstanding risks.

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Suitability for Security
We have considered each of the principal risks associated with these Properties within the context of the wider property market and these risks are reflected in our valuation calculations and reported figures as appropriate.

Overall, we consider that the Properties provide good security for a loan secured upon it, which reflects the nature of the Properties, our reported opinions of value and the risks involved.

Basis of valuation	Number of Units	Total Value	NIY
MV-STT	1,649 (unrestricted) 89 (restricted)	£ 376,933,000	Year 1: 2.86% At reversion: 3.76%
EUV-SH	1,712	£ 302,813,000	3.85
Aggregate Market Rent	1,712	£ 19,044,240	-
Aggregate Vacant Possession Value	1,712	£ 431,764,000	-

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1.	Instructions and Terms of Reference

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1.1.	Instructions & Terms of Reference

Further to instructions received from Deutsche Bank AG dated 21 July 2021 and our confirmation of instructions letter dated 5 August 2021 we now have pleasure in reporting to you the following valuations and advice for the purposes of assessing secured lending on the subject properties to Sage Social Housing/Blackstone Real Estate Partners LLP (the  Sponsor).

1.2.	Basis of Valuation

In accordance with your instructions, we have provided an assessment of the Market Value (“MV”) of the Properties subject to the Tenancies, Market Rent and the Existing Use Value for Social Housing (“EUV-SH”) of the tenanted properties.
Existing Use Value for Social Housing is defined by the Royal Institution of Chartered Surveyors (“RICS”) at UK VPGA 7 as:-
“Existing use value for social housing (EUV-SH) is an opinion of the best price at which the sale of an interest in a property would have been completed unconditionally for a cash consideration on the valuation date, assuming:
a)	a willing seller
b)
that prior to the valuation date there had been a reasonable period (having regard to the nature of the property and the state of the market) for the property marketing of the interest for the agreement of the price in terms and for the completion of the sale

c)	that the state of the market, level of values and other circumstances were on any earlier assumed data of exchange of contracts, the same as on the date of valuation
d)	that no account is taken of any additional bid by a prospective purchaser with a special interest
e)	that both parties to the transaction had acted knowledgeably, prudently and without compulsion
f)	that the property will continue to be let by a body pursuant to delivery of a service for the existing use
g)	that the vendor would only be able to dispose of the property to organisations intending to manage their housing stock in accordance with the regulatory body’s requirement
h)
that properties temporarily vacant pending re-letting should be valued, if there is a letting demand, on the basis that the prospective purchaser intends to re-let them, rather than with vacant possession and

i)	that any subsequent sale would be subject to all the same assumptions above”

Market Value (MV) is defined in IVS 104 paragraph 30.1 as:
“The estimated amount for which an asset or liability should exchange on the valuation date between a willing buyer and a willing seller in an arm’s length transaction after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”
Market Rent (MR) is defined in IVS 104 paragraph 40.15 as:
‘the estimated amount for which an interest in real property should be leased on the valuation date between a willing lessor and a willing lessee on appropriate lease terms in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.

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1.3.	General Assumptions and Conditions

All our valuations have been carried out on the basis of the General Assumptions and Standard Conditions set out in Appendix 7 of this report.

1.4.	Valuation Date

Our opinions of value are as at the date of this report. The importance of the valuation date must be stressed as property values can change over a relatively short period of time.

1.5.	Purpose of Valuation

We understand that our valuation is required for loan security purposes in connection with a proposed facility to be granted to the Borrower.

1.6.	Proposed Loan Terms

You have not provided us with details of the loan terms. Although we comment on the suitability of the Property as loan security, we do so generally and not in the context of specific loan terms as we are not qualified to do so.

1.7.	Conflicts of Interest

As previously advised, Savills Advisory Services Limited has had a material connection or involvement with the Property. More particularly, we have valued these properties previously for loan security, some of the properties were valued from our Leeds office. This notwithstanding you have provided your Informed Consent to us in writing and accordingly, we are reporting on an objective and unbiased basis.

You have instructed us to undertake this valuation in the knowledge that our previous involvement with the property / Borrower is that we have valued these properties previously for loan security, and the majority of properties were valued from our Leeds office. This involvement may be perceived as a potential conflict of interest, but the way in which we have managed it is that a different team of valuers in our London office are carrying out the valuation. In the light of this, we are providing you with an independent valuation of the property in accordance with the RICS Red Book. We will, however, be acting as External Valuers, as defined in the Red Book.

1.8.	Valuer Details and Inspection

The due diligence enquiries referred to below were undertaken by Katie Jeffs MRICS and Fabian Watts MRICS. The valuations have also been reviewed by Andy Smith BSc MRICS IRRV and Michal Skotny MRICS.

A representative sample of properties were inspected internally across six sites (at 87, 2314G, 36, 500B, 670, 927D) in August 2021. The homes were inspected by Ryan McGrath MRICS, Lizzie House MRICS and Giles Wickham MRICS. All of the units have been inspected externally. The COVID-19 pandemic limited the number of internal inspections that we able to be safely completed and we therefore only had access to vacant units.

All those above with MRICS or FRICS qualifications are also RICS Registered Valuers. Furthermore, in accordance with VPS 3.7, we confirm that the aforementioned individuals have sufficient current local and national knowledge of the particular market and the skills and understanding to undertake the valuation competently.

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1.9.	Extent of Due Diligence Enquiries and Information Sources

The extent of the due diligence enquiries we have undertaken and the sources of the information we have relied upon for the purpose of our valuation are stated in the relevant sections of our report below.

In summary Sage Social Housing has provided the following:

•	Property Schedule
•	Site Plans
•	Developer/Sage specification

We have also been provided with draft Certificates of Title by the Borrower’s lawyers as at the date of our report.

1.10.	Liability Cap

Our letter confirming instructions at Appendix 6 includes details of any liability cap.

1.11.	RICS Compliance

This report has been prepared in accordance with the RICS Valuation – Global Standards (incorporating the IVSC International Valuation Standards) effective from 31 January 2020 together, where applicable, with the UK National Supplement effective 14 January 2019, together the ‘’Red Book’’, in particular in accordance with the requirements of VPS 3 entitled Valuation reports and VPGA 2 Valuations secured lending, as appropriate.

Our report in accordance with those requirements is set out below.

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2.	The Properties

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2.1.	The Properties

2.1.1.	Location and Description

The Properties to be valued comprise 1,712 homes in 134 schemes/locations. These are detailed in Table 1 below.
Table 1:  Stock Location
Region	Flats	Houses	Total
East Midlands	21	136	157
East of England	302	269	571
Greater London	23	8	31
South East	326	249	575
West Midlands	65	81	146
South West	45	22	67
Yorkshire and The Humber	-	13	13
North West	56	96	152
Grand Total	838	874	1,712
Source: Sage Social Housing
The stock is a mixture of new build houses and flats in new purpose built schemes dating from 2019.
The schemes are generally situated in good residential locations. Locations vary, but most stock is within good proximity of reasonable transport links and amenities.
The spread of the stock is shown on the maps in Appendix 5.
We have included a comparable evidence proforma at Appendix 4. This includes a breakdown of the number of units, types and sizes found at each scheme, including unit vacant possession values and market rents for each scheme. A map showing the national spread of the portfolio can be found in Appendix 5.

Table 2:  Year of Completion
Year of construction	Number of Units
2019	19
2020	729
2021	964
Grand Total	1,712

The units have mostly been acquired as the S106 affordable housing portion of larger private developments.

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2.1.2.	Property Types

The properties can be summarised by type and tenancy type/tenure as follows:
Table 3: Property Types and Tenure
Type	Houses & Bungalows	Flats & Maisonettes	Total
General Needs – Social Rented	103	88	191
General Needs – Affordable Rented	771	750	1,521
Total	874	838	1,712
Source: Sage Social Housing
Please refer to Appendix 1 for a full summary breakdown of the schemes and property types, together with summary rental income data. Appendix 3 includes a full list of the properties.

2.1.3.	Condition

As instructed, we have not carried out a structural survey. However, we can comment, without liability that during the course of our inspections, we observed that the Properties appear to be generally in good condition.

Apart from any matters specifically referred to in this report, we have assumed that the Properties are free from structural faults, or other defects and are in a good and lettable condition internally. The report is prepared on this assumption.

2.1.4.	High Rise Properties

Following the Grenfell Fire tragedy in June 2017, the Ministry of Housing, Communities and Local Government (MHCLG) published ‘Advice for Building Owners of Multi-Storey, Multi-Occupied Residential Buildings’ (the consolidated advice note (CAN)) in January 2020.  The CAN outlines the advice of the MHCLG’s Independent Advisory Panel on building safety for owners of domestic residential blocks of flats and extends the scope of previous advice, covering external wall systems, including balconies and other attachments, and applies to all buildings irrespective of height.

Following publication of the MHCLG’s advice the RICS produced a Guidance Note ‘Valuation of properties in multi-storey, multi-occupancy residential buildings with cladding’ 1st edition, March 2021 (the RICS Guidance Note), which came into effect on 5th April 2021. In forming our opinion of value we have had regard to both the CAN and the RICS Guidance Note.

For the purposes of valuation approach, the RICS Guidance Note categorises multi-storey buildings by storey height, 1-4 storeys (low rise), 5-6 storeys (medium rise) and more than 6 storeys (high rise).

We have made enquiries to Sage Housing who have confirmed that they are not in possession of EWS1 forms for any of the multi-storey properties within the AR2 portfolio. Our valuation is reported on the basis that the property falls outside the RICS Guidance Note on the Valuation of multi-storey, multi occupancy residential blocks of flats with cladding.

2.1.5.	Asbestos and Deleterious Materials

We have prepared our valuation on the assumption that in the construction or alteration of the properties no use was made of any deleterious or hazardous materials or techniques.   We recommend that your legal advisors confirm that any deleterious materials, including asbestos, that may have been present, have either been removed or safely encapsulated in accordance with relevant legislation.

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2.1.6.	Services

No detailed inspections or tests have been carried out by us on any of the services or items of equipment, therefore no warranty can be given with regard to their purpose. We have valued the Properties on the assumption that all services are in full working order and comply with all statutory requirements and standards.

2.2.	Environmental Considerations

We have valued the Properties on the assumption that they have not suffered any land contamination in the past, nor are they likely to become so contaminated in the foreseeable future. However, should it subsequently be established that contamination exists at the Properties, or on any neighbouring land, then we may wish to review our valuation advice.

We have assumed there to be no adverse ground or soil conditions and that the load bearing qualities of the site are sufficient to support the building constructed thereon.

2.3.	Energy Act 2011

The provisions of the Energy Act 2011 make it unlawful to sell or let commercial or residential properties without an EPC rating, or with an EPC rating of F or G (the lowest 2 grades of energy efficiency).

Properties classified as low cost rental accommodation under section 69 of the Housing and Regeneration Act where the Landlord is a private registered provider of social housing, or where the landlord is a body registered as a social landlord under Chapter 1 or Part 1 of the Housing Act 1996, fall under the exemptions for the legislation.

However the properties would be required to be compliant in the event that they were in private ownership following enforcement of the security. We therefore recommend your solicitors confirm that the properties are compliant. We have valued on the assumption that this is the case.

2.4.	Fire

Sage Social Housing confirm that, where applicable, Fire Risk Assessments (‘FRAs”) have been undertaken, are within date, and that the properties comply with all relevant standards and regulations. Our valuation is prepared on this assumption.

2.5.	Town Planning

In the context of this valuation it is not practical to make planning enquiries for all the properties but we have reviewed the draft certificates of titles provided by the Borrower’s lawyers which contain information relating to the discharge of S106 obligations in particular financial ones.

The final position will be clarified once final certificates of title have been made available. It should be noted though that in almost all cases, the properties in this portfolio comprise the affordable housing allocation of much larger residential developments being undertaken by volume house builders. Any financial contributions required under the various S106 agreements would involve the lead developer, who would be unable to complete their development without firstly agreeing the sale of the allocated Affordable Housing to a Registered Provider (such as Sage) and also making the financial contributions. The level of those contributions would be based on the whole development, not just the allocated Affordable Housing, which in most cases comprises a small part of the whole. For that reason, we consider it highly unlikely that Sage would ever find themselves in a position where they are required to pay the full amount of the financial contribution in the unlikely event that the lead developer failed to do so.

We understand from your solicitors that there is no indemnity insurance in place on any of the properties.

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We have assumed that there are no pending planning applications or other planning issues likely to adversely affect the subject properties. We have not made specific planning enquiries for each site.

We have also assumed that the relevant consent for any extensions and alterations works to the properties have been obtained and fully complied with. We advise that your solicitors confirm the properties are currently being used in line with their consented planning use and that construction fully met building regulation requirements.

2.6.	Title and Tenure

2.6.1.	Title

We have been provided with the draft certificates of title for each scheme, sent to us by the Borrower’s solicitors.

If s.106 agreements are restrictive or incorporate an ineffective Mortgagee Protection Clause (“MPC”) this can result, in the instance of rented accommodation, in the valuation being limited to EUV-SH and precluding lending at MV-STT. Following our review of the certificates of title, and in accordance with the view of each respective parties’ solicitors, we are of the opinion that the values for the following sites should be restricted to EUV-SH:

Site reference	Address
11	Grantham Road, Waddington
502	Baker Oat, Frensham
666	Warwick Road, Kibworth
670	Phase 2, Chellaston, Derby
866	Phase 1, Pound Lane, Thatcham
1109	Hawthorne Drive, Sandbach
1288	Pendeford Mill Lane, Bilbrook
866B	Phase 2, Pound Lane, Thatcham

The units highlighted in the table above, represent 63 units that are restricted to EUV-SH within our valuation. Subject to a review of the final certificates of title, we have assumed that each property has good and marketable title and that there are no restrictions or covenants that would adversely affect our opinion of value.

2.6.2.	Tenancies

We have been supplied with copies of the Borrower’s standard tenancy agreements, a Starter Tenancy and a Periodic Assured Tenancy. Most of the rented units in this portfolio are let under the Starter Tenancy. There are just over 120 tenancies whose original starting date precedes the date of this report by 12 or more months. These will have transferred to 5-year assured shorthold tenancies. Also, at the date of the report, a total of 268 units were in the process of being let. The vast majority of those vacant units were only recently completed.

Under the terms of the tenancy agreements, the rent can be revised each year in accordance with the government rent policy effective at that time. Currently, the policy uplift is CPI + 1% which runs until 2025.

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2.7.	Lotting

We have valued the properties on a site by site basis and aggregated them.

2.8.	Rental Income

The gross annual rental income currently produced by the properties, before deductions, is shown in the following table broken down by tenure.

Table 4: Gross Annual Rental Income (correct as at October 2021)
Tenure Type	Number of rented units	Estimated Gross Rent £ (includes both occupied and vacant units)
Social Rent	191	990,087
Affordable Rent	1,521	13,354,945
Total	1,712	14,345,032
Source: Sage Social Housing

Average rent levels, on a 52-week year basis, are shown below, as derived from the property schedule sent to us by the Borrower:

Table 5: Rent Levels 21/22 £ per week
Property Type	Estimated Gross Rent £ (includes both occupied and vacant units)
General Needs Houses	106.03
General Needs Flats	92.26
Social Rented Average	99.69
General Needs Houses – Affordable	178.12
General Needs Flats – Affordable	159.33
Affordable Rented Average	168.85
Source: Sage Social Housing

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3.	Market Commentary

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3.1.	General Summary

3.1.1.	Economy

In common with other economies around the world, the UK economy suffered in 2020 as the COVID-19 pandemic was the dominant feature of the global economy. The UK Government increased borrowing to put in place significant support measures for the economy and businesses, and to reduce the impact of the pandemic.

In 2021, we have seen the acceleration of Covid vaccine programmes and the opening up of economies which has boosted economic growth, especially in China, the US and the developed world. Overall, although global growth is up, on the whole, some countries are doing less well.

In many countries, including the US and the UK, Covid support programmes and other spending plans has pushed government borrowing to reach its highest levels since World War II. Equity markets are generally positive and interest rates are relatively stable although they have experienced some volatility over the last year. Energy and commodity prices continue to rise and inflation rates have picked up.

Unemployment is expected to rise much less than previously expected, and some sectors are experiencing staff shortages. In the UK, labour shortages are exacerbated by post-Brexit emigration. Central bankers in the UK, US and Europe are beginning to talk about some form of tapering of their respective asset purchase programmes. However a rise in interest rates might not be forthcoming anytime soon, despite the recent inflationary pressures, which many central banks believe to be transient.

Short-term and long-term interest rates remain low, while investor appetite for quality assets, especially housing association debt, is as strong as ever.

3.1.2.	Housing Market – General

House prices hold steady, while rents increase strongly.

House price growth slowed to 0.1% in September according to Nationwide, down from last month’s rise of 2.1%. This puts annual UK house price growth at 10.0%. Wales was the fastest growing country again this quarter, with annual price growth of 15.3%. The majority of English regions recorded slowing growth, including London, which also saw the lowest regional price growth at 4.2% in the year to Q3. So price growth is slowing but remains strong and for the first time since the Global Financial Crisis (GFC) no local authority saw house price falls during the year to June.

Activity in the housing market also remains strong and sales agreed were still 23% above the 2017-19 average in September. Over 1 million home sales had been recorded in 2021 by the end of August, a milestone we usually don’t reach until October. And we expect there to be more transactions in 2021 than in any year since the GFC.

But the housing market will not be immune to the wider economic conditions. What will happen to mortgage interest rates is key and it is hard to predict when the first rise may be or what would be the cause. Supply problems, such as the recent petrol crisis, may delay the recovery in GDP and so the Bank of England may hold its base rate lower for longer. But if the current high levels of inflation prove persistent, then the Bank has said that the base rate will be raised. This would have a knock-on effect on the affordability of mortgage payments.

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The average UK rent increased 2.1% in the year to August, according to Zoopla. Rents have increased most in the South West (7.7%) and East Midlands (6.7%), and coastal locations were strongest with Folkestone and Cornwall up 15.5% and 12.4% respectively.

The rental market across major cities is also bouncing back, driven by the return of students, graduates and corporate re-locations. Over the last year, rents were up most in Sheffield (7.6%) and Bristol (6.9%). The fastest monthly growth was in London, at 1.6% in August. It remains the only major city with lower rents than a year ago, down -5.9%, but the supply/demand mismatch was at its highest level for over a decade in August, according to the RICS survey. Across the country there is a lack of supply of homes to rent, 60% lower than this time last year, according to TwentyCI. So rents are therefore likely continue to increase over coming months.

The RICS survey for August showed the majority of surveyors were reporting falling numbers of new buyer enquiries for a second consecutive month. The shortage of supply of new homes for sale is likely to remain the more significant issue for the market. A large majority of surveyors is still reporting falling numbers of new instructions.

The RICS survey can be a good early indicator of house price movements, which are later picked up by other indices. The vast majority of surveyors continued to agree on rising house prices in August. The majority was only slightly smaller than its peak in May. House prices increased by 1.4% over the three months to September, according to Nationwide, similar to the previous month. The ONS index has been very volatile in recent months and recorded three month house price growth of 0.4% to July, much lower than the 3.9% reported in June.

3.1.3.	Social Housing and Residential Investment Markets

The impact of the COVID-19 pandemic on sales transactions between Registered Providers has been limited.  Registered Providers are working hard to support and safeguard their tenants and staff at this time.  Thorough stress testing has been carried out with particular focus on rent arrears and bad debts, voids and operational costs, with some business plans updated, but impacts are expected to be relatively limited and many paused repair and development programmes have now re started. Sales transactions have continued to take place over the past six months, market activity remains steady and there has been no discernible impact on pricing.

Activity in the residential investment market has gradually resumed and increasing numbers of transactions are taking place at pre-pandemic pricing/yields.  Levels of rent collection and occupancy rates are also at pre-pandemic levels.

3.1.4.	Residential Property Forecasts

Savills’ most recent house price forecasts (July 2021) suggest UK mainstream house price growth forecast +9.0% in 2021. The average UK house price has continued to rise strongly in 2021, increasing by +5.6% in the first six months of the year according to the Nationwide Index. Despite the rush of activity prior to the stamp duty deadlines of March and June, we are continuing to see elevated levels of demand against the backdrop of limited supply.

Our latest five year forecast for mainstream residential property is shown in the table below.

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Table 6:   UK House Price 5-Year Forecasts % pa

Region	2021	2022	2023	2024	2025	5-Year
London	7.0%	2.0%	1.5%	1.0%	0.5%	12.4%
South East	9.0%	3.0%	2.5%	2.0%	1.5%	19.1%
East of England	8.0%	3.0%	2.5%	2.0%	1.5%	18.0%
South West	8.5%	3.5%	3.0%	2.5%	2.0%	20.9%
East Midlands	9.0%	4.0%	3.5%	3.0%	2.5%	23.9%
West Midlands	9.0%	4.0%	3.5%	3.0%	2.5%	23.9%
North East	8.0%	4.0%	3.5%	3.5%	3.0%	23.9%
Yorkshire and The Humber	10.5%	4.5%	4.0%	3.5%	3.0%	28.0%
North West	10.5%	4.5%	4.0%	3.5%	3.0%	28.0%
UK	9.0%	3.5%	3.0%	2.5%	2.0%	21.5%
Source: Savills
This imbalance looks set to maintain growth for the second half of the year meaning we expect annual house price growth across the UK as a whole to end 2021 at 9.0% and transactions to exceed 1.6m for the first time since the credit crunch.
We expect transaction levels to diminish gradually over the remainder of this year as government support for both the housing market and the wider economy is withdrawn. However, the pace at which sales continue to be agreed suggests that national transaction levels will still end the year at circa 1.62m. That is roughly 35% higher than the average for the five years prior to the pandemic, despite an acknowledged shortfall of available supply to meet demand.
Affordability limits have become embedded by the stress testing of mortgage affordability at a borrower level and the caps on lending at high loan-to-income ratios that were introduced by regulators to ensure responsible lending. They are one of the key reasons behind our expectation that price growth in the period 2022 to 2025 will be in the order of 11%-12%. They also indicate limited capacity for further price growth at the end of this period, without substantially affecting who is able to buy and the number of potential transactions.
Please refer to Appendix 2 for a full, detailed market commentary.

3.2	Market Rental Commentary

The Government has extended notice periods for evictions to 6 months and confirmed no evictions will be enforced in local lock-down areas.  No direct financial support for tenants has been given to date.   However rental values tend to be more resilient than capital values during a downturn, and Savills Research expect rents to remain relatively resilient in the coming months and years. There may be modest falls in private sector rents paid over the next year as rental growth generally shows a correlation with income growth, with growth accelerating again as income growth returns.
Savills UK Housing Market Update (October 2021) reports that the average UK rent increased 2.1% in the year to August, according to Zoopla. Rents have increased most in the South West (7.7%) and East Midlands (6.7%), and coastal locations were strongest with Folkestone and Cornwall up 15.5% and 12.4% respectively.
There are signs of confidence returning to the London rental market. London saw the fastest monthly rental growth, at 1.6% in August. It remains the only major city with lower rents than a year ago, down -5.9%, but the supply/demand mismatch was at its highest level for over a decade in August, according to the RICS survey.
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Table 7: Five-year forecasts for mainstream rents

Region	2021	2022	2023	2024	2025	5 years to 2025
UK rental growth	0.80%	4.50%	3.70%	3.50%	3.50%	17.00%
London Rental	1.50%	5.50%	4.00%	3.50%	3.50%	19.30%
UK excluding London	0.50%	4.00%	3.50%	3.50%	3.50%	15.90%
UK income growth	0.40%	5.20%	3.80%	3.50%	3.30%	17.30%
Source: Savills Research, Oxford Economics
During the vaccination programme roll out we have seen the mainstream market progressively normalise; reversing some of the COVID-19 pandemic specific trends seen in 2020. In time, we expect rental growth to become primarily dictated by growth in incomes, much as it has done in the past. But, given the prospects for the wider economy, we foresee a period when the mainstream rental market remains price sensitive, to be followed by a burst of stronger rental growth that we have pencilled in for 2022.

3.3.	Local Market Conditions

The portfolio is spread throughout the UK and market conditions vary widely across local authorities, specified above. We have provided an overview of the residential market in the United Kingdom as a whole. This is illustrated by the Land Registry data in Table 8 and 9 below.
We have included the sales volume data for the first three months of 2021. We have not pro rata this information across the whole of 2021 as we do not believe this allows for accurate comparison. Similarly, average sales prices for 2021, are taken from the most recent available data, from the first 5 months of the year only.
Table 8: Sales Volume and Average Property Price – Whole of the UK

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Three quarters of the stock are located in the South East, East of England and the East Midlands and therefore a more detailed graph is included below.
Table 9: Sales Volume and Average Property Price – Regional, across the majority of the portfolio

3.4.	Vacant Possession Values

Sage Housing, the Borrower, has provided us with evidence for sales and reservations of Shared Ownership units across a number of the schemes included in this valuation. This most recent evidence is not often publicly available. We have had regard to other new build comparable sites around the subject schemes to evidence recent transactional evidence. We have used this evidence in addition to comparable information from our usual information sources.
Table 10 shows the average vacant possession values for the properties included within the valuation summarised by type and bedroom number.

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Table 10: Vacant Possession Values

Savills Property Type	Bedrooms	Average
Houses and Bungalows	1	£207,292
	2	£247,061
	3	£297,522
	4	£398,810
	5	£500,000
Average VP value of all Houses & Bungalows		£277,757
Flats and Maisonettes	1	£191,557
	2	£254,258
	3	£417,500
Average VP value of all Flats & Maisonettes		£225,542
Source: Savills
Further detail of vacant possession values at scheme level can be found on the property schedule at Appendix 3.

3.5.	Market Rents

Table 11 below shows the average rental values for the properties included within the valuation summarised by type and bedroom number. It is expected that rental levels at the lower end of the market will be less affected than vacant values by the COVID-19 crisis, because they are underpinned by a shortage of accommodation and various Government interventions to support incomes.
We have provided comparable evidence proformas in Appendix 7.
Table 11: Average Market Rent

Savills Property Type	Bedrooms	Average Market Rent £pcm
Houses and Bungalows	1	£760
	2	£899
	3	£1,066
	4	£1,043
	5	£2,000
Average VP value of all Houses & Bungalows		£1,001
Flats and Maisonettes	1	£745
	2	£939
	3	£1,263
Average VP value of all Flats & Maisonettes		£850
Source: Savills

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4.	Valuation Advice

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4.1.	Existing Use Value For Social Housing – Valuation Approach

4.1.1.	Approach to EUV-SH

EUV-SH for loan security assumes the property will be disposed of by a mortgagee in possession to another Registered Provider (“RP”) who will continue the use of the properties for social housing. These organisations will calculate their bid according to their projected income and outgoings profile which they would estimate the properties would produce under their management. This basis assumes rents will remain affordable to those in low paid employment and that all vacant units will be relet on the same basis.

We consider that the appropriate method of valuation is to use a discounted cash flow (“DCF”). The DCF allows us to project rental income and expenditure over the term of the cash flow to arrive at an annual surplus or deficit, which is then discounted to a net present value.

However it is also necessary to consider comparable transactional evidence where available.

4.1.2.	Principal DCF Variables

The DCF assumptions are derived from information received from the RP and economic data. Table 12 below sets out our principal assumptions. More detailed discussion on discount rate, adopted rent levels and rental growth is contained in the following sections.

Table 12: DCF Variables

DCF Variable	Amount	No Units	Year	Variable Unit	Source
Social Rent	£99.69	191	Current	£ pw	RP
Affordable Rent	£168.85	1,521	Current	£ pw	RP
Average Affordable “Convergence” Rent	£165.09		-	£ pw	Savills
Voids and Bad Debts	1.50%		All Years	% of Debit	Savills
Turnover (Houses)	2.00%		All Years	% pa	Savills
Turnover (Flats)	7.00%		All Years	% pa	Savills
Management Costs	£500		Annually	£ pu/pa	Savills
Catch-up Repair Costs	-		-	£ pu/pa	Savills
Cyclical & Responsive Maintenance Costs	£850		Annually	£ pu/pa	Savills
Programmed Maintenance Costs	£750		Year 11+	£ pu/pa	Savills
Rental Inflation	1.75%		Year 1	% real pa	Savills
	2.25%		Year 2	% real pa	Savills
	2.10%		Year 3 & 4	% real pa	Savills
	2.00%		Year 5+	% real pa	Savills
Major Repair Cost Inflation	1.25%		Year 1	% real pa	Savills
	1.25%		Year 2	% real pa	Savills
	1.90%		Year 3 & 4	% real pa	Savills
	0.50%		Year 5	% real pa	Savills
Maintenance Cost Inflation	0.75%		Year 1	% real pa	Savills
	-0.25%		Year 2	% real pa	Savills
	0.65%		Year 3	% real pa	Savills
	0.65%		Year 4	% real pa	Savills
	1.00%		Year 5	% real pa	Savills

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4.1.3.	Discount Rate

There is no hard-and-fast rule for determining the most appropriate rate to be adopted in a discounted cash flow.  The discount rate is probably the most important variable in the model since it determines the net present value of future predicted income and expenditure flows for the property in question.  Our role as valuers is to interpret the way in which potential purchasers of the stock would assess their bids.  The market for this stock will be within the RP sector.
Effectively, the discount rate is representative of both the long-term cost of borrowing for an acquiring organisation and the risks implicit in the property portfolio concerned.  The current level of long-term interest rates and the overall cost of funds must be reflected in our valuation. In addition to considering the cost of funds, we also need to make an allowance for the risk which attaches to our cashflow assumptions – some of which may be subject to a higher degree of risk than those generally made in the business plans.  The margin for risk needs to be considered on a case-by-case basis, having regard to the nature of the stock.
Currently, the yield on 30 year Gilts is around 0.96%. This is in effect the risk free discount rate. Yields on Housing Association long dated, rated and unrated bonds are running typically around 1.60% to 2.00% (Source: Social Housing September 2021).
The table below shows the activity in the bond market since January 2021.

Table 13:  Rated Bonds

Date	RP	Sustainability Type	Years	Notional Raised £m	Coupon Rate %	Spread %
September 2021	Platform	Sustainable Loan (UoP)	20	250	1.93	0.87
September 2021	Stonewater	Sustainable Loan (UoP)	15	250	1.63	0.85
September 2021	Clarion	Sustainable Loan (UoP)	30	300	1.88	0.93
July 2021	Metropolitan	Sustainable Loan (UoP)	15	250	1.88	1.15
July 2021	Anchor Hanover	Sustainable Loan (UoP)	30	450	2.00	0.95
July 2021	Flagship Group	Sustainable Loan (UoP)	40	250	1.88	0.95
May 2021	Notting Hill Genesis	Sustainable Loan (UoP)	15	250	2.00	1.00
May 2021	Beyond Housing	Sustainable Loan (UoP)	30	250	2.13	0.90
May 2021	Paradigm Housing	Sustainable Loan (UoP)	30	350	2.25	0.88
April 2021	PA Housing	Sustainable Loan (UoP)	15	400	2.03	0.87
March 2021	Onward Homes	-	32	350	2.13	0.88
February 2021	LiveWest	-	35	250	1.90	0.90
January 2021	Aster Group	Sustainable Loan (UoP)	15	250	1.41	0.80
Source: Savills

The supply of traditional long term (25 or 30 year) funding has diminished and is only available from a handful of lenders.  Shorter term traditional funding (5–7 years) and funding with in-built options to re-price margins at a future date are commonplace, introducing a degree of re-financing risk to business plans.
Notwithstanding this, many business plans are typically being run at nominal interest rates at ‘all-in’ long term (30 year) cost of funds including margin of around 4-5%, reflecting the availability of long term finance from the capital markets but also future refinancing risk.

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Given the sustained reduction in funding costs our view is that for good quality, generally non-problematical stock, a discount rate between 4.0% and 4.5% real is appropriate (over a long-term CPI inflation rate of 2%).  A greater margin for risk will be appropriate in some cases.  We would expect to value poorer stock at rates around 4.5% to 5.0% real.  On the other hand, exceptional stock could be valued at rates around 3.5% to 4.0% real.
We would stress our cashflows are run in perpetuity and not over 30 years.
We have adopted a discount rate of between 3.75-4.25% real over an assumed CPI inflation rate of 2.0%.  This is the rate applied over the cashflow run in perpetuity. This range of discount rates reflects the good quality, non-problematic nature of the stock, with units located in Greater London at the lower end of the range, and those schemes located in the North and North West at the upper limit of the discount rate range.

4.1.4.	Social Rents – Savills “Convergence” Rents and Rental Growth

Registered Providers are required to set their Social Rents in accordance with Rent Standard Guidance issued by the Regulator of Social Housing.  The Guidance sets out a formula for calculating most Social rents which reflects property values, local earnings and bedroom size.  From April 2020 the new Rent Policy Statement will apply which allows for existing rents to rise at CPI+1%.
Some latitude is given in that rents for new lettings can be no more than 5% higher than their formula level.  For sheltered and supported properties the margin is extended to +10%.  The rents produced by the formula are net of service charges.  Service charges are expected to be charged over and above the rents and to reflect what is actually being provided to tenants.
Mortgagees in possession and their successors in title are not bound by the provisions of the Rent Standard.  In theory, therefore, a purchaser could base a bid for the properties on rents up to open market levels as permitted under the terms of the tenancy agreements.  However any RP purchaser would need to set rents that are consistent with its objectives as a social housing provider.
We therefore believe that a purchaser in a competitive transaction is likely to set rents at a level which he considers are the maximum affordable to those in low paid employment locally.  We assume they would intend to charge such rents for new tenants and increase existing rents to a sustainable and affordable rent over a reasonable period.
The average rents across the General Needs Socially Rent charged stock are set out below, along with our assessed sustainable affordable rent or “convergence” rent.  We have adopted the convergence rents in our valuation.

Table 14:  Current and Convergence Rents 21/22 (£ pw – 52 Weeks)

Type	Estimated Tenant Household Incomes	Net Rent	Savills Convergence Rent	Savills Convergence Rent Afford. Ratio %	Market Rent pw
House	£531.52	£169.62	£174.14	32.76%	£231.03
Flat	£431.43	£152.29	£155.94	36.14%	£196.08
Total	£482.65	£161.14	£165.25	34.24%	£213.92
Source: Sage & Savills

We have assumed all rents will converge to our convergence rent in 5 years’ time.  The annual rent increases vary depending on the estimated income for a given archetype and the level at which the initial rents were set.

In the long term, in order to maintain consistent levels of rent affordability, the maximum possible rate of rent growth will be growth in local household incomes which is currently predicted to be 2.63 % pa over the next 10 years in this area.  We have therefore assumed that after they have converged rents will increase at CPI + 1% per annum.

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We have relied on the current and formula rents if appropriate supplied by the Borrower in carrying out this valuation.  We have not carried out any validation of or research into the rents supplied.

4.1.5.	Affordable Rents

In certain circumstances, RPs are able to offer new assured tenancies at intermediate rents at up to 80% of the market rent – such rents are known as ‘Affordable’ as opposed to ‘Social’ rents.  The ability to charge the higher rents is dependent upon the RP having a Development Framework contract with the HCA or a Short Form Agreement where they are not in the Development Framework.

There are currently 1,521 Affordable Rent units within the stock.  The current average rent for these units is £168.85 per week. These units have been included in our valuation at their current Affordable Rent levels.

Under the Rent Standard the rents payable for Affordable Rent tenancies increases annually by CPI plus 1% per annum.  Rents are rebased to market rent upon the granting of a new tenancy.  We have assumed that a purchaser from a mortgagee would increase existing Affordable Rents in line with movements in market rents over the long term.

Market rents tend to increase in line with household incomes. The spread of the portfolio nationally means that Income growth forecasts differ for region to region on a per annum basis.  We have therefore assumed that rents will increase at CPI + 1% pa.

4.1.6.	Sales Between Registered Providers – Transactional Evidence

Until recently evidence of sales between RPs was extremely limited – most transactions were simple transfers of engagements.  However in recent years there has been a growing body of transactional evidence from competitive sales between RPs of tenanted stock.  The evidence confirms RPs have a consistent tendency to pay a higher sums for some social housing portfolios than would be suggested by traditional, purely cashflow driven, EUV-SH valuations.  We have been heavily involved in this emerging market and have a database of transactions covering circa 50,000 units.
Although the body of evidence is relatively small compared to the total RP stock in the UK and the market is still immature, we are able to derive a view of the prices achieved for certain kinds of stock and lot sizes.  Assuming a sensible lotting of units in smaller batches of circa 100 units, bids between 5% to 30% above traditional EUV-SH levels are common for more modern stock in reasonable proximity to amenities.  In addition it can be seen that gross yields of between 6% and 7% were consistently achieved on such sales prior to the COVID-19 pandemic in the areas where the majority of the stock is located.  Please see section 4.1.2 for market commentary.
In contrast it is apparent that for lots exceeding around 200 properties the prices achieved appear to be in line with the traditional, cashflow approach to EUV-SH.
We have valued the portfolio assuming disposal in multiple lots according to scheme. Our valuation reflects the sales evidence, with particular regard to sales within the last six years. Sales evidence of portfolios in the regions where the sites are located is shown in the table below.

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Table 15:  RP Stock Sales Evidence

Portfolio Description	Number of Properties	Average of Bid Price	Average % of Base Price	Gross Yield %
East Midlands	446	£79,619	142%	7.0%
East of England	1226	£67,586	154%	8.0%
London	422	£143,531	100%	3.4%
North East	1891	£45,721	235%	8.7%
North West	815	£49,534	146%	8.3%
South East	523	£113,723	144%	5.3%
South West	1387	£64,429	117%	7.3%
West Midlands	424	£76,985	137%	5.7%
Yorkshire & the Humber	742	£34,343	172%	10.6%
Source: Savills

However the stock within this portfolio is all brand new and will therefore be of better quality than typical standing stock and we have taken this in to account in our valuation assumptions. There have been no large scale transactions of newly built affordable rented and social rented stock on such a scale. Many for profit investors are purchasing S106 packages and competing with more traditional RP’s. Although the evidence is not perfect, the pricing of those S106 packages is a useful benchmark as some of the larger for profit providers are backed by large institutions. In addition we have considered the pricing of alternative investments within the wider residential sector bearing in mind that social rented and Affordable rented portfolios are at the lower end of the risk spectrum.

4.2.	Market Value – Subject to Tenancies (MV-STT) – Valuation Approach

4.2.1.	Valuation Methodology – MV-STT

We assess the MV-STT in two ways; firstly by applying a discount to Market Value with Vacant Possession (“MV-VP”) and secondly by applying a yield to rental income.

The valuation of properties and portfolios subject to Assured and Secure tenancies is carried out with reference to comparable evidence from the sales of similar tenanted portfolios and individual units, and sold subject to Protected Tenancies or Assured Shorthold Tenancies.  There is an established body of evidence from portfolios traded on the open market to which we can refer.

Investors tend to base their bid on their ability to “trade out” individual units at Market Value assuming vacant possession over time.  In locations where there is a limited market or where a property is difficult to trade, owing to style or market conditions, investors will base their bid on rental return compared to capital cost.

The discount to MV-VP ranges from 10% for prime property to 50% where market conditions are difficult.  Typical rates are around a 15% to 20% discount to MV-VP for properties subject to AST tenancies.

The yield applied to net income varies from circa 3.75% for prime property, to 4.25% or more for poorer locations within the portfolio. This equates to a gross reversion yield on gross income (after deductions for management, maintenance & voids) of 4.36%.

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The Residential Investment market is currently picking up in all the areas included and having discussed the portfolio with agents active in the market we expect that the properties would attract demand if brought to the market. Recent sales evidence which is relevant to this valuation is in included in Appendix 8.

The discount and yield applied in our valuations has been adjusted to reflect the additional security of tenure RP tenants benefit from.

4.2.2.	COVID-19 Pandemic: Impact on MV-STT Assumptions

The COVID-19 pandemic means that less weight can be placed on evidence of individual property or residential investment sales which have completed since May 2020 as the market is experiencing pent-up demand, behavioural changes of occupiers and a stamp duty holiday at present leading to higher than anticipated levels of activity and house price growth.  It is anticipated current levels of activity will subside in 2021 as the stamp duty holiday ends and with the potential of a ‘hard’ Brexit.  As discussed in section 4 above, vacant value growth is expected to plateau in the second half of 2021, but with full year positive growth expected in 2022.

Void loss and management costs are likely to rise in the short term, although we expect this to be balanced as landlords take mitigating action and reduce repairs expenditure.  We have assumed a modest increase in outgoings of 0.25% of rent debit.

4.2.3.	Principal Assumptions – MV-STT

We have considered the above in arriving at our valuation. The yield and other principal assumptions adopted are set out below.

Table 16: MV-STT Assumptions

Variable	expressed as	Year	Amount
Passing rental income	£	Year 1	£14,351,332
Reversionary income	£	Year 2	£19,051,440
Voids	% of Rent Debit p.a.	All years	3.75%
Management	% of Rent Debit p.a.	All years	12.00%
Maintenance	% of Rent Debit p.a.	All Years	5.00%
Net Yield Applied	%	All Years	3.70 – 4.30%
Source: Savills

*Note: market rent assumed

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5.	Valuations

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5.1.	Valuations

Our valuations are as follows. Please note that this summary must only be read in conjunction with the rest of this report and all Appendices.

5.1.1.	Existing Use Value – Social Housing (EUV-SH) – Rented Properties

The aggregate EUV-SH of the freehold or Long Leasehold interest in the 1,712 homes for loan security purposes is:

£302,813,000
(THREE HUNDRED AND TWO MILLION, EIGHT HUNDRED AND THIRTEEN THOUSAND POUNDS)

5.1.2.	Market Value – Subject to Tenancies (MV-STT) – Rented Properties

The aggregate MV-STT of the freehold or Long Leasehold interest in the 1,712 homes for loan security purposes is:

£376,933,000
(THREE HUNDRED AND SEVENTY SIX MILLION, NINE HUNDRED AND THIRTY THREE THOUSAND POUNDS)

Please note that the above figure does not include 63 properties whose value has been capped at EUV-SH. Summary valuations are listed at Appendix 1. Those figures must not be used as a basis for lending until your lawyers have confirmed clear title to us.

5.1.3.	Market Rent

The Aggregate Market Rent of the 1,712 units is:

£19,044,240
(NINETEEN MILLION AND FORTY FOUR THOUSAND TWO HUNDRED AND FORTY POUNDS)

5.1.4.	Indicative Aggregate Market Value assuming Vacant Possession

The aggregate Market Value of the 1,712 units making up the portfolio is:

£431,764,000
(FOUR HUNDRED AND THIRTY ONE MILLION, SEVEN HUNDRED AND SIXTY FOUR THOUSAND POUNDS)

This assumes the properties are available with vacant possession, but in fact, the properties are subject to tenancies. This figure cannot therefore be regarded as a valuation suitable for lending. It is thus provided for illustrative purposes only and given with nil reliance.

5.2.	COVID-19 Pandemic: Market Conditions Explanatory Note

The COVID-19 pandemic and measures to tackle it continue to affect economies and real estate markets globally. Nevertheless, as at the valuation date property markets are mostly functioning, with transaction volumes and other relevant evidence at levels where enough market evidence exists upon which to base opinions of value. Accordingly - and for the avoidance of doubt, our valuation is not reported as being subject to ‘material valuation uncertainty’ as defined by VPS 3 and VPGA 10 of the RICS Valuation – Global Standards.

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This explanatory note has been included to ensure transparency and to provide further insight as to the market context under which the valuation opinion was prepared. In recognition of the potential ‘for market conditions to move rapidly in response to changes in the control or future spread of COVID-19 we highlight the importance of the valuation date.

5.3.	Additional Advice

5.3.1.	Lending Against MV-STT

With reference to section 2.4 on Tenure, it is essential that before lending on MV-STT your lawyers confirm that the properties are capable of being let at a Market Rent, or disposed of free from restrictions, should you take possession. If there are enforceable “Housing Restrictions” in title, planning approval, s.106 agreements or by separate Nomination agreements, that, for example, limit disposal only to Registered Providers or contain binding contractual nominations, then the correct valuation basis is EUV-SH and not MV-STT.

It is up to you to assess the terms of the loan and the amount of lending based on the valuations herein. We have set out the current rental income at Appendix 1 but make no warranty that the current income is sufficient to support lending against MV- STT either on individual valuation groups or against the whole portfolio.

5.3.2.	Lending against EUV-SH

As discussed in Section 4.1 our valuation on EUV-SH reflects recent transactional evidence. Given the relative immaturity of the market for RP sales, our valuations may be subject to a higher degree of risk than traditional, purely cashflow driven valuations. The range of bids received for RP properties can be wide and is dependent both on the depth of local demand and a variety of different drivers for purchase from individual RPs.

5.4.	Lotting and Value Disaggregation

We have valued the properties on a site by site basis and aggregated them. As a result we have not assessed individual valuations for each property. We have, however, provided a disaggregation of the overall valuation figures by reference to the appropriate rent and these figures are shown on the property schedule at Appendix 3.

It is very important to note that the per unit figures shown in the schedule should not be regarded as individual valuations of the properties. They are provided as indicative figures for administrative purposes only. They should not be used for any other purpose, including disposals or re-assessment of security, without our prior written approval.

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6.	Suitability, Liability & Confidentiality

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6.1.	Suitability as Loan Security

6.1.1.	Lender’s Responsibility

It is usual for a valuer to be asked to express an opinion as to the suitability of a property as security for a loan, debenture or mortgage. However, it is a matter for the lender to assess the risks involved and make its own assessment in fixing the terms of the loan, such as the percentage of value to be advanced, the provision for repayment of the capital, and the interest rate.

In this report we refer to all matters that are within our knowledge and which may assist you in your assessment of the risk. In assessing the nature of the risk we would draw your attention to the following matters:

•
Outstanding information in respect of the certificates of title – in particular in respect of properties that do not benefit from a workable mortgagee exclusion clauses and those with outstanding planning obligations particularly financial ones – we draw your attention to sections 2.6 and 2.7 of our report and recommend that your solicitors advise you on the outstanding risks.

We have made subjective adjustments during our valuation approach in arriving at our opinion and whilst we consider these to be both logical and appropriate they are not necessarily the same adjustments which would be made by a purchaser acquiring the properties.

Where we have expressed any reservations about the property we have reflected these in the valuation figure reported. However it may be that the purchasers in the market at the time the property is marketed might take a different view.

6.1.2.	Suitability as Security

We have considered each of the principal risks associated with these Properties within the context of the wider property market and these risks are reflected in our valuation calculations and reported figures as appropriate.

Overall, we consider that the Properties provide good security for a loan secured upon it, which reflects the nature of the Properties, our reported opinions of value and the risks involved.

6.2.	Verification

This report contains many assumptions, some of a general and some of a specific nature. Our valuations are based upon certain information supplied to us by others. Some information we consider material may not have been provided to us. All of these matters are referred to in the relevant sections of this report.

We recommend that the Bank satisfies itself on all these points, either by verification of individual points or by judgement of the relevance of each particular point in the context of the purposes of our valuations. Our Valuations should not be relied upon pending this verification process.

6.3.	Confidentiality

The valuations are provided for loan security purposes. They cannot be relied upon for any other purpose, including accounts valuations, disposal, or stock swap.

In accordance with the recommendations of the RICS, this report is provided solely for the purposes stated above. It is confidential to and for the use only of the party to whom it is addressed and no responsibility whatsoever is accepted to any third party for the whole or any part of its contents. Any such parties rely upon this report at their own risk. Neither the whole nor any part of this report or any reference to it may be included now, or at any time in the future, in any published document, circular or statement, nor published, referred to or used in any way without our written approval of the form and context in which it may appear.

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We trust the above is acceptable for your purposes, should you have any queries, please do not hesitate to contact us.

Yours faithfully

For and on behalf of Savills Advisory Services Limited

Andy Smith BSc MRICS IRRV	Michal Skotny MRICS	Fabian Watts MRICS
RICS Registered Valuer	RICS Registered Valuer	RICS Registered Valuer
Director	Director	Director

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Appendices

PLEASE NOTE THAT DUE TO FILE SIZE RESTRICTIONS, APPENDICES 1 TO 4 HEREOF HAVE BEEN FILED SEPARATELY

Appendix 5 Map of Stock

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Stock Location Map – national overview

savills

362
921
677
1226
2845
1380
3128
89
328
807C
893
88
368
3272
1109
11
1709A
573
2850
87
180
670
158A
145B
223
1288
131
90
1013
103
1739
683
833
782
666
579
1112
836
69
2350G
221
1510
813
1260
252
1508
1
611
122
132
105
1144
442
136
991
940
492
101
483
706
3114
377B
340
154B
553
1222
927D
185
164B
588
200B
1644
2539
634EG
818
164A
689
920A
635
685
605
866B
885
1580
1483
241
36
1046
866
2310G
502
192
258A
2302G
788
157
2089
888
2014A
2001AG
3092
400
2389
448
253
341
595
2766
14
231
150
0
50
100 km

 Stock Location Map – national overview

Stock Location Map – East Midlands

savills

88
368
3272
11
87
670
180
158A
90
1013
666
103
69
813
1260
377B
0 10 20 30 km

 Stock Location Map – East Midlands

Stock Location Map – West Midlands

2850
223
145B
1288
131
836
782
252
105
1144
0 10 20 30 km
Stoke-on-Trent
Wolverhampton
Birmingham
Coventry
Leicester
Nottingham
Derby
Worcester
Northampton

 Stock Location Map – West Midlands

Stock Location Map – East of England

1739
683
833
221
2350G
579
1112
545
1508
611
442
1
1510
122
132
136
2323G
3114
101
483
553
991
706
1222
1304
340
1067
154D
185
2539
1644
588
635
200B
200E
685
605
920A
0 10 20 30 km

 Stock Location Map – East of England

Stock Location Map – London and the South East

savills

940
582B
1305
295
492
500B
2060AG
500A
927D
164B
818
164A
164C
689
942
1580
241
1771
885
866B
866
1483
36
2314G
788B
2310G
405
788
502
192
888
2001AG
2089
157
2014A
595
3092
2389
2766
448
253
341
150
0 10 20 30 km

 Stock Location Map – London and the South East

Stock Location Map – North West

362
921
1226
677
328
807C
893
711
1109
573
1709A
0 10 20 30 km

 Stock Location Map – North West

Stock Location Map – Yorkshire and Humberside

savills

1380
3128
2845
89
0 10 20 30 km

 Stock Location Map – Yorkshire and Humberside

Stock Location Map – South West

634EG
1046
258A
2302G
400
14
231
0 10 20 30 km

 Stock Location Map – South West

Appendix 6 Instruction Letter and Confirmation of Instructions

Deutsche Bank AG	October 2021

Savills Advisory Services Ltd, 33 Margaret Street London W1G 0JD For the attention of Fabian Watts - Director	David Morgans, Deutsche Bank AG, 1 Appold Street, London EC2A 2UU 21 July 2021

Dear Sir,

Valuation of Sage Affordable Rental Portfolio AR2 (“the Properties”)

Please accept this letter as formal instruction to prepare a valuation of the Properties, which is required for loan security purposes.

In addition, (subject to the conditions stated in Attachment D and your written approval to the form and context of the proposed disclosure as required by the RICS Valuation Standards (such approval not to be unreasonably withheld)) the Report or a reference to the Report (and the methodologies and concepts on which the same is based) may be included or quoted or otherwise summarised in any information memorandum, offering circular, private placement memorandum, registration statement or prospectus as may be required to comply with any applicable laws, regulations or official guidelines relating to the issuance of any securitisation of the Facility (as defined in the Facility Agreement) or any portion of the Facility (as defined in the Facility Agreement) or for any investor or potential investor to be in compliance with any applicable law, regulation or requirements of any governmental, banking, taxation or similar body relating to maintaining an investment in, or the regulatory capital treatment of, any securities issued in such securitisation. Accordingly your report must and will be deemed to include the addressee, reliance and disclosure wording referred to in Attachment D.

The purpose of the report is not simply to provide a valuation figure, but also to assist in determining whether the Bank should make available the proposed facility, the amount of such facility and to identify issues, which may prove significant to the Bank’s security.

Following provision of the report please be prepared to discuss its contents with us in detail during the course of a ‘roll-up’ meeting.

Timing of Report
Stage 1: Draft valuation with supporting calculations– week beginning Monday 23 August 2021 (subject to timely provision of requested information).

Stage 2: Draft valuation report – 1 week thereafter.

Your report should not be finalised without the consent of Deutsche Bank.

Properties
See Attachment A

Sponsor
Sage Social Housing/Blackstone Real Estate Partners LLP

Inspections / Access to the Properties
In order to arrange access to the properties and to receive property information please contact

James Castle (jamesc@sagehousing.co.uk)

10 August 2021	Page 1 of 9

As agreed you will carry out external inspections of all the properties on a best endeavours basis and sample internal inspections.

Basis of Valuation
Your report is to be carried out in accordance with the relevant sections contained within the RICS Valuation
–
Global Standards (incorporating the IVSC International Valuation Standards) effective from 31 January 2020 together, where applicable, with the UK National Supplement effective 14 January 2019, together the ‘’Red Book’’..

Your report and valuation is to include the following bases of value for the Properties:

1.	For all Properties;
a.	Existing Use for social housing (EUVSH) – assuming complete
b.	Market Value subject to tenancies (MVST) – assuming complete
c.	Vacant Possession Values
d.	Market Rent

NB for properties that have not been certified as practically complete you are to make the special assumptions that this has occurred – please mark on the schedule of values which properties are incomplete.

Legal Due Diligence
We require you to confirm that you have reviewed the appropriate Certificate of Title and/or Report on Title in respect of the Properties and that all matters contained therein have been taken into account and reflected in your valuation.

Building, Technical & Environmental Reports
The Properties are all subject to comprehensive 10 year new build insurance policies

Standard Valuation Report Content - Refer to Attachment C
Your report must contain all of the information, as appropriate, as recommended within the RICS Valuation
– Global Standards (incorporating the IVSC International Valuation Standards) effective from 31 January 2020 together, where applicable, with the UK National Supplement effective 14 January 2019, together the ‘’Red Book’’.. Notwithstanding the above your report should contain the following:

◾	Valuation Certificate
◾	Executive Summary with Strengths, Risks & Mitigants analysis
◾	Statement on conflict of interest
◾	Statement on suitability for loan security
◾	Tenancy Analysis
◾	Tenancy Schedule for multi-let properties
◾	Valuation calculations (including DCF)

Addressing of Report
Your report and valuation should be addressed to, and for the use and benefit of the parties set out in Attachment D (the “Addressees”).

Working Party / Delivery of Reports
Representation from the Bank’s BRM Real Estate Valuation will be exclusively involved in this project. More specifically:

◾	David Morgans – BRM Real Estate Valuation

Please refer to Attachment B.
10 August 2021	Page 2 of 9

Reliance and Disclosure
Please confirm that your report can be relied upon by those parties set out in Appendix D and that it can be disclosed to those parties also set out in the fourth paragraph of Appendix D. Please include the text and wording of this Appendix within your report.

Final Reports
The Bank requires:

◾	An electronic version of your report, complete with appendices (all contained in one document) Please refer to the Working Party list below for relevant contacts.

Conflict & Competence
Before accepting this instruction, you must disclose all involvement, both past and present, with the subject Property and the Borrower. You are to confirm in your report in writing that you have no existing or potential conflict of interest in providing the valuation report to the Bank and in acting as Independent Valuer for the Bank.

In the existence of such, please clarify the nature of any conflict and state the manner in which such conflict can be managed. You must notify Deutsche Bank before accepting any instruction in respect of the same Property for a period not exceeding 12 months. During this instruction you must advise us of any other work being undertaken for the Borrower or any related party relevant to this transaction.

Please refer to the ‘Disclosure and Confidentiality’ section below. Furthermore, you acknowledge that you and your firm are suitably experienced and professionally competent to perform this assignment in accordance with the requirements of this engagement letter.

Confidentiality
All proprietary or otherwise confidential information including but not limited to financial statements, tenancy schedules, third party reports, contracts, or agreements, which may be disclosed to employees and representatives of your firm during the course of this assignment, must be held in the strictest confidence and returned to the bank upon our first request.

Sign Off
Please ensure that your valuation report is dated and addressed to the parties as set out above and that it is signed by a Fellow of the Royal Institution of Chartered Surveyors, or Member with a minimum of 5 years’ experience. In addition please ensure that the engagement addressee / signatory must also signs the report.

Liability Cap
We acknowledge and agree that your aggregate liability under or in connection with this appointment and your report and valuation, including to any one or more or all of the Addressees as defined an Attachment D and any other party who becomes entitled to rely on your report and valuation however that liability arises (including, without limitation, a liability arising by breach of contract, arising by tort, including, without limitation, the tort of negligence, or arising by breach of statutory duty) shall be limited to the lower of 33% of the reported Market Value of the Property and £30m provided that this clause shall not exclude or limit liability in respect of your fraud or wilful misconduct or for any liability that cannot lawfully be excluded or limited.

For the avoidance of doubt, you will not be liable in tort (including negligence), breach of contract, breach of statutory duty or otherwise due to, under and/or arising out of or in connection with this appointment and/or your report and valuation to the extent such loss or damage is consequential, indirect or punitive, whether or not you had been advised of the likelihood of any such loss or damage.

Please confirm that you have adequate and appropriate professional indemnity insurance in place for this instruction and that it complies with the RICS Rules of Conduct and RICS Minimum Terms.

10 August 2021	Page 3 of 9

Fees
Your fees will be £145,000 plus VAT and reasonable expenses.

Entire Agreement
Where there are conflicting terms and conditions between this Agreement and your General Terms and Conditions this Agreement prevails.

Please sign and return a copy as confirmation of your acceptance of the instruction on the above terms.

Yours faithfully

DEUTSCHE BANK AG, LONDON BRANCH

David Morgans – BRM REV Risk

ACKNOWLEDGED AND AGREED BY SAVILLS ADVISORY SERVICES LTD

Name: Fabian Watts
Date: 13 August 2021

10 August 2021	Page 4 of 9

Attachment A

Schedule of Assets

1.	A total of 1,819 affordable rent and social rented units in nationwide locations – listed in spreadsheet sent separately.

10 August 2021	Page 5 of 9

Attachment B

Key Contacts / Working Group List

David Morgans	Deutsche Bank AG	Phone:	+44 (20)754-17946
BRM / Real Estate Valuation	Business Risk Management 1 Appold Street London, EC2A 2UU UK	Email:	David.morgans@db.com
James Scoular	Deutsche Bank AG	Phone:	+44 (20)754-70837
BRM / Real Estate Valuation	Business Risk Management 1 Appold Street London, EC2A 2UU UK	Email:	James.Scoular@db.com

10 August 2021	Page 6 of 9

Attachment C

Standard Valuation Report Content

1.	Valuation Certificate
2.	Short form proforma property reports
3.	Valuation figures to be uploaded into spreadsheet

10 August 2021	Page 7 of 9

Attachment D

Standard Reliance Language

Your Report will be deemed to include the following reliance/ consent language (and your signature of this letter will confirm your agreement to such deemed inclusion):

To:

(a)	Deutsche Bank AG, London Branch and each if its affiliates in its capacity as arranger for the Facility Agreement
(b)	[X] plc as Lender (as defined in the Facility Agreement) and each of its successors, assignees and transferees from time to time
(c)
[CBRE Loan Services Limited] as Facility Agent and Security Agent on behalf of each Finance Party (as defined in the Facility Agreement) and each of their successors, assignees and transferees from time to time

(d)
[CBRE Loan Services Limited] as Note Trustee and Issuer Security Trustee on behalf of the Noteholders (as defined in the Facility Agreement) and each of its successors, assignees and transferees from time to time

(together, the "Addressees")

Copies of the [Valuation] may be disclosed for information only to:

(a)	the respective agents, trustees and advisers of the Addressees in connection with the transactions;
(b)	the respective affiliates, employees, officers, directors and auditors of the Addressees;
(c)	any servicer of any loan under the Facility Agreement, and its advisers;
(d)	any actual or prospective investor in any securities issued in connection with a securitisation of any loan under the Facility Agreement, and their advisers;
(e)	any prospective or actual purchaser of any property or shares in an entity that owns any property either directly or indirectly;
(f)
any prospective purchaser, transferee or assignee of, or participant in, or hedge counterparty in respect of, any loan made under the Facility Agreement or other agreement in relation to the Facility Agreement;

(g)	a governmental, banking, taxation or other regulatory authority;
(h)	any rating agency actually or prospectively rating any securities issued in connection with a securitisation of any loan under the Facility Agreement, and its advisers;
(i)	any person pursuant to the rules of a stock exchange, listing authority or similar body; or
(j)	any person to whom disclosure is required by law, court order or regulation or in connection with legal or arbitration proceedings in connection with the [Valuation] or the Facility Agreement.

In addition, the Report or a reference to and summary of it (and the methodologies and concepts on which it is based) may be included in any information memorandum, offering circular, registration statement or similar document as may be required to comply with any applicable laws, regulations or official guidelines relating to the issuance of or investment in any securitisation of the loan under the Facility Agreement, provided that;

a.
the Report or any summary shall not be published until such time as you have first approved the form and context in which the Report or summary appears (such approval not to be unreasonably withheld or delayed) and are satisfied that the Report has been accurately reproduced or the summary is sufficiently accurate and comprehensive (as the case may be);

10 August 2021	Page 8 of 9

b.
the Materials shall make clear that, with the exception of the Report or summary, Savills does not accept any responsibility for any part of the Materials or any other information issued by [insert issuer name] or any other person in connection with the transaction;

c.	such Report or summary complies in all respects with the requirements of the Red Book and any applicable regulations or directives; and

if, in your opinion, any part of your Report becomes misleading or inaccurate between the date of issue of the Report and the date of issue of any Materials you shall have the right to withdraw your consent to our use of your Report or the summary unless and until you have made such amendments to it as you (acting reasonably and without undue delay) deem necessary or desirable, notwithstanding that our doing so may necessitate deferral of publication of the relevant materials.

10 August 2021	Page 9 of 9

5 August 2021 Our Ref: Your Ref: Deutsche Bank AG 1 Appold Street London EC2A 2UU	487045 AR2	Fabian Watts E: fabian.watts@savills.com DL: +44 (0) 20 7016 3701 M: +44 (0) 7976 538 999 33 Margaret Street, London, W1G 0JD T: +44 (0) 20 7499 8644 savills.com

(the Addressee(s))

For the attention of David Morgans

Cc: James Castle, Sage Housing Limited, 5th Floor, Orion House, 5 Upper St Martins Lane, London WC2H 9EA

Dear Sir,

SPONSOR:	SAGE HOUSING / BLACKSTONE REAL ESTATE PARTNERS LLP
PORTFOLIO:	1,808 AFFORDABLE AND SOCIAL RENTED UNITS NATIONWIDE

CONFIRMATION OF TERMS OF ENGAGEMENT FOR THE PROVISION OF VALUATION ADVICE
1.
Thank you for your letter dated 21 July 2021. We are grateful to you for your kind instructions to advise and now write to confirm the terms upon which Savills Advisory Services Limited (Savills, we or us) will provide Deutsche Bank AG (you) with a valuation report (the Valuation or Report) in respect of the above property or properties (each being a Property). Sage Housing Limited (the Borrower) is party to this letter solely for the purposes of confirming that it will comply with the obligations regarding payment of our fee as set out in paragraph 7(n).

2.	Our Valuation will be undertaken on the terms set out in this letter, including its appendices.

3.
Please sign and return a copy of this letter to us to confirm your acceptance of the terms set out herein. In particular, we draw your attention to the fact that when signing this letter you are confirming your agreement to the limitation of our liability set out at paragraphs 8 - 12 inclusive.

4.
Please note we will be unable to formally issue our final Report to you, and you will be unable to rely upon the contents of our Report, until such time as we have received your signed copy of this letter.

5.	To the extent that there is conflict or inconsistency between this confirmation of instruction letter and your correspondence referred to above, this confirmation of instruction letter will prevail.

CONFLICTS OF INTEREST
6(a)
As previously advised, Savills (UK) Limited has had a material connection or involvement with some of the Properties. More particularly, we or our Leeds office have valued some of these properties previously for loan security purposes or at the time of acquisition on behalf of the Borrower. We have provided you with a list of the sites previously valued by Savills. This notwithstanding you have provided your Informed Consent to us in writing.

6(b)	We confirm that we will provide an objective and unbiased valuation.

Offices and associates throughout the Americas, Europe, Asia Pacific, Africa and the Middle East.

Savills (UK) Limited. Chartered Surveyors. Regulated by RICS. A subsidiary of Savills plc. Registered in England No. 2605138. Registered office: 33 Margaret Street, London, W1G 0JD

RICS RED BOOK
7.
We shall prepare our Valuation in accordance with the RICS Valuation – Global Standards (incorporating the IVSC International Valuation Standards) effective from 31 January 2020 together, where applicable, with the UK National Supplement effective 14 January 2019, together the ‘’Red Book’’. Accordingly, we confirm that:

(a)	Identification and status of the Valuer
(i)
The Valuation will be the responsibility of and the Report will be signed by Fabian Watts, RICS Registered Valuer (the Valuer). The Valuer will work with colleagues as appropriate, and the Report will be counter- signed by at least one other RICS Registered Valuer.

(ii)	The Valuer has sufficient current knowledge of the particular market(s) and sufficiently developed skills and understanding to undertake the valuation competently.

(b)	Identification of the client and other intended users

The client is the addressee of this letter. We agree that the Report will be addressed as follows and that the following parties (together, the Addressees) shall be entitled to rely upon our Report:

“This report is addressed to and capable of being relied upon by:

(a)	Deutsche Bank AG, London Branch and each of its affiliates in its capacity as arranger for the Facility

(b)	Sage AR Funding 2021 plc as Original Lender (as defined in the Facility Agreement) and each of its successors, assignees and transferees from time to time

(c)
Situs Asset Management Limited as Senior Facility Agent and Common Securiy Agent on behalf of each Finance Party (as defined in the Facility Agreement) and each of their successors, assignees and transferees from time to time

(d)
U.S. Bank Trustees Limited Limited as Note Trustee and Issuer Security Trustee on behalf of the Noteholders (as defined in the Facility Agreement) and each of its successors, assignees and transferees from time to time

(together, the Addressees) provided that, in relying on this report, each of the Addressees acknowledges and agrees that:

(a)
this report refers to the position at the date it was originally issued and, unless otherwise confirmed by us in writing, we have taken no action to review or update this report since the date it was originally issued;

(b)
our aggregate liability to any one or more or all of the Addressees in respect of this report shall be limited to the lower of 33% of the Value of the Property as stated in our report and £30million; and

(c)	this report is subject to the terms and conditions set out in our letter of engagement with Deutsche Bank AG dated 5 August 2021”.

Copies of the Report may be disclosed for information only to:

(a)	the respective agents, trustees and advisers of the Addressees in connection with the transactions;

(b)	the respective affiliates, employees, officers, directors and auditors of the Addressees;

(c)	any servicer of any loan under the Facility Agreement, and its advisers;
Deutsche Bank AG 1,808 affordable and social rented units nationwide	Page 1

(d)	any actual or prospective investor in any securities issued in connection with a securitisation of any loan under the Facility Agreement, and their advisers;

(e)	any prospective or actual purchaser of any property or shares in an entity that owns any property either directly or indirectly;

(f)
any prospective purchaser, transferee or assignee of, or participant in, or hedge counterparty in respect of, any loan made under the Facility Agreement or other agreement in relation to the Facility Agreement;

(g)	a governmental, banking, taxation or other regulatory authority;

(h)	any rating agency actually or prospectively rating any securities issued in connection with a securitisation of any loan under the Facility Agreement, and its advisers;

(i)	any person pursuant to the rules of a stock exchange, listing authority or similar body; or

(j)	any person to whom disclosure is required by law, court order or regulation or in connection with legal or arbitration proceedings in connection with the Report or the Facility Agreement.

(c)	Identification of the asset or liability to be valued
(i)	The property addresses are included in Appendix 4.

(ii)	The interests will be valued are 1,609 affordable housing units subject to the current occupational agreements, details to be confirmed in our Report.

(iii)	The interests to be valued comprise affordable housing stock, both social and affordable rented.

(d)	The valuation will be in pounds sterling.

(e)	Purpose of the valuation

The Valuation is required for loan security (securitisation) purposes. It is important that the Report is not used out of context or for the purposes for which it was not intended. We shall have no responsibility or liability to any party in the event that the Report is used outside of the purposes for which it was intended, or outside of the restrictions on its use set out at sub-paragraph (l) below.

You have instructed us to report on the suitability of the property for lending purposes. So that we may do this, please provide details of the loan. This is a Red Book requirement and we will not be able to address this question, other than in general terms, without this information.

(f)	Bases of value

The basis of our Valuation will be Existing Use Value - Social Housing and Market Rent the definition of which is set out at Appendix 1 (attached).

(g)	Valuation date

The Valuation date will be the date of our report.

Market conditions explanatory note: Novel Coronavirus (COVID-19)
The COVID-19 pandemic and measures to tackle it continue to affect economies and real estate markets globally. Nevertheless, as at the valuation date property markets are mostly functioning, with transaction volumes and
Deutsche Bank AG 1,808 affordable and social rented units nationwide	Page 2

other relevant evidence at levels where enough market evidence exists upon which to base opinions of value. Accordingly - and for the avoidance of doubt, our valuation is not reported as being subject to ‘material valuation uncertainty’ as defined by VPS 3 and VPGA 10 of the RICS Valuation – Global Standards.

This explanatory note has been included to ensure transparency and to provide further insight as to the market context under which the valuation opinion was prepared. In recognition of the potential for market conditions to move rapidly in response to changes in the control or future spread of COVID-19 we highlight the importance of the valuation date.

(h)	Extent of investigation
(i)
As instructed, we will inspect externally all the properties making up the AR2 portfolio and we will also inspect internally a selection of units and will liaise with the Borrower to do so. We will carry out an inspection of the Property and undertake investigations to the extent necessary to undertake the Valuation. We will not carry out a structural survey or test the services and nor will we inspect the woodwork and other parts of the structures which are covered, unexposed or inaccessible.

(ii)	Our valuation will be reported on the basis that the property falls outside the RICS Guidance Note on the
 Valuation of multi-storey, multi occupancy residential blocks of flats with cladding.

(i)	Nature and source of information to be relied upon
(i)	We will carry out our Valuation based on the information listed below:

Document/Item	Source
Property Schedule as attached in Appendix 4	Sage Housing
Site Plans	Sage Housing
Certificates of title where available	Clifford Chance acting for Deutsche Bank Devonshires acting for Borrower
Sample occupational agreements	Sage Housing

(ii)
To the extent that you have instructed us to obtain information from a third party, you agree, unless it is otherwise agreed by us in writing, we can safely rely upon the accuracy, completeness and consistency of this information without further verification and that you will not hold us responsible in the event that any dispute regarding the Valuation arises from the accuracy of such information.

(iii)	Floor areas:

We will not be measuring the Property. It is agreed that we will rely on Net Internal Area (NIA) floor areas provided to us by the Borrower.

(iv)
We will not make formal searches with local planning authorities, but shall rely on the information provided informally by the local planning authority or its officers. We shall rely on the certificates of title prepared by the Borrower’s lawyers and reviewed by your lawyers.

(v)
For the avoidance of doubt, we accept no liability for any inaccuracy or omission contained in information disclosed by you or any third party or from the Land Registry or any database to which we subscribe. We will highlight in our Report where we have relied on such information.

j)	Assumptions and Special Assumptions
Deutsche Bank AG 1,808 affordable and social rented units nationwide	Page 3

Unless otherwise agreed, our Valuation will be reported on the basis of the general assumptions attached at Appendix 2, and the additional assumptions at Appendix 3.

(k)	Format of Report

We will adopt the relevant Savills Advisory Services Limited valuation report template, adapted, as necessary, to accommodate your instructions.

(l)	Restrictions on use, distribution or publication
(i)	Our Report shall be confidential to, and for the use only of, the Addressee(s) and no responsibility shall be accepted to any third party for the whole or any part of its contents.

Neither the whole nor any part of our Report or any reference to it may be included in any published document, circular or statement, nor published, reproduced, referred to or used in any way without our prior written approval (with such approval to be given or withheld at our absolute discretion). Notwithstanding the foregoing, we confirm that we consent in principle to the Report or a reference to and summary of it (and the methodologies and concepts on which it is based) may be included in any information memorandum, offering circular, registration statement or similar document as may be required to comply with any applicable laws, regulations or official guidelines relating to the issuance of or investment in any securitisation of the loan under the Facility Agreement, provided that:

(a)
the Report or any summary shall not be published until such time as you have first approved the form and context in which the Report or summary appears (such approval not to be unreasonably withheld or delayed) and are satisfied that the Report has been accurately reproduced or the summary is sufficiently accurate and comprehensive (as the case may be);

(b)
the Materials shall make clear that, with the exception of the Report or summary, Savills does not accept any responsibility for any part of the Materials or any other information issued by Deutsche Bank AG or any other person in connection with the transaction;

(c)	such Report or summary complies in all respects with the requirements of the Red Book and any applicable regulations or directives; and

if, in our opinion, any part of our Report becomes misleading or inaccurate between the date of issue of the Report and the date of issue of any Materials we shall have the right to withdraw our consent to your use of our Report or the summary unless and until we have made such amendments to it as we (acting reasonably and without undue delay) deem necessary or desirable, notwithstanding that our doing so may necessitate deferral of publication of the relevant materials.

(ii)
Where any Addressee is a lender, in the event of a proposal to place the loan on the Property in a syndicate, you must notify us so that we can agree the extent of our responsibility to further named parties. If this is not done or we do not agree to be responsible to further named parties, we shall have no responsibility to any party other than the Addressee(s).

(iii)
Draft reports, if provided, will be sent on the basis that they are provisional (i.e. subject to completion of our final report) and for your internal purposes only. They must not be published or disclosed and you will not be entitled to rely upon them for any purpose whatsoever. Savills neither owes nor accepts a duty of care to you in connection with any drafts and shall not be liable to you for any loss, damage, cost or expense of whatever nature caused by your use of or reliance on them. Should you choose to rely upon a draft you do so entirely at your own risk and you are responsible for carrying out your own independent investigations.

(m)	Confirmation that the valuation will be undertaken in accordance with IVS
Deutsche Bank AG 1,808 affordable and social rented units nationwide	Page 4

We confirm we will prepare our Valuation in accordance with the RICS Valuation – Global Standards (incorporating the IVSC International Valuation Standards) effective from 31 January 2020 together, and where applicable, with the UK National Supplement effective 14 January 2019, together the ‘’Red Book’’.

We also confirm that the valuers will assess the appropriateness of all significant inputs.

(n)	The basis on which the fee will be calculated:
(i)
The agreed fee for the provision of the Valuation is £145,000 plus VAT and is payable in pounds sterling. Unless otherwise agreed in writing, all reasonable expenses incurred will be added to the agreed fee. Such expenses shall include (but not be limited to) the cost of travelling, photography, plans, artwork for preparation of Report appendices, town planning documents, copying charges, couriers and subsistence.

(ii)
Our agreed fee and any expenses, together with any VAT (at the prevailing rate) on such amounts, shall become due and payable by you to us within 30 days of us issuing you with a valid VAT invoice in respect of such amounts. In the event that our fee is not paid by the date for payment we reserve the right to charge default interest at a rate of 4% above the Barclays Bank base rate for payment.

(iii)
In the event of our instructions being terminated at any time prior to completion of our work, a fee will become payable on a time basis (at our prevailing rates) for work carried out up to the date of termination, subject to a minimum of 50% of the agreed fee, together with all expenses incurred.

(iv)	If we incur any expenditure on solicitors or other third parties in order to recover the fee due, such amounts will be payable by you.

(v)	If we perform any additional services for you, we will agree an additional fee with you in respect of such services and such fee shall be payable in the manner set out above.

(vi)	You acknowledge that you shall not be entitled to rely upon our Report until such time as our fees have been paid as detailed here.

(n)	Savills Complaints Handling Procedure

A copy of our Client Complaints Handling Procedure can be made available to you on request.

(o)	Monitoring under RICS conduct and disciplinary regulations

Savills (UK) Limited is regulated by RICS for the provision of surveying services. This means we agree to uphold the RICS Rules of Conduct for Firms and all other applicable mandatory professional practice requirements of RICS, which can be found at www.rics.org. As an RICS regulated firm we have committed to cooperating with RICS in ensuring compliance with its standards. The firm’s nominated RICS Responsible Principal is Nicola McGinnis (nmcginnis@savills.com), Chief Financial Officer.

LIMITATIONS ON LIABILITY
8.
Subject to paragraph 12 below, our aggregate liability to any one, or more, or all of the Addressees or any other party who otherwise becomes entitled to rely upon the Report under or in connection with this agreement and our Valuation, however that liability arises (including, without limitation, a liability arising by breach of contract, arising by tort, including, without limitation, the tort of negligence, or arising by breach of statutory duty) shall be limited to the lower of:

(a)	33% of the Value (as defined below) of the Property stated in our Report; and (b) £30,000,000
9.	In paragraph 8, Value means:
Deutsche Bank AG 1,808 affordable and social rented units nationwide	Page 5

(a)	where more than one value is stated for the same Property on different bases, the highest valuation figure recorded in our Report; and

(b)	in the case of valuations of portfolios, estates, shopping centres and other multi-unit properties within one Report, the aggregate of our valuations included in the one Report.

10.
You acknowledge and agree that we shall not be liable under or in connection with this agreement and the provision of our Valuation in tort (including negligence), breach of contract, breach of statutory duty or otherwise due to, under and/or arising out of or in connection with this agreement to the extent such loss or damage is consequential, indirect, special or punitive.

11.
You acknowledge and agree that none of our employees, partners or consultants individually has a contract with you or owes you a duty of care or personal responsibility. You agree that you will not bring a claim against any such individuals personally in connection with our services.

12.	Nothing in this agreement shall exclude or limit our liability for death or personal injury caused by our negligence or for any other liability that cannot be excluded by law.

INSURANCE
13.
During the period that we are producing our Valuation and for a period of six years thereafter, we will maintain in force, with insurers or underwriters approved by the RICS, professional indemnity insurance in an amount not less than the amount of our liability cap, as calculated pursuant to clause 8 above and shall, on your request, produce confirmation of the same from our insurance broker.

RELIANCE
14.
As stated above, we accept responsibility for our Report only to the Addressees and no third party may rely on our Report. We do not accept any responsibility to, and shall have no liability in respect of, any third parties unless otherwise agreed in writing even if that third party pays all or part of our fees, or is permitted to see a copy of our Valuation. In addition, the benefit of our Report is personal and neither you nor any other Addressee may assign the benefit of our Report to any third party without our prior written consent (with such consent to be given or withheld at our absolute discretion). You acknowledge that if we agree to extend reliance on our Report to any third party or to the benefit of our Report being assigned, we will require the relevant third party or assignee to enter into a reliance letter before such party is entitled to rely upon our Report. We will provide you with a copy of our reliance letter on request. If we agree to any such extension or assignment, we may charge you an additional fee.

15.	The Addressee(s) and their assignees, who may be permitted to rely on our Report, do so subject to the terms of this engagement.

CONFIDENTIALITY
16.
Neither party shall disclose any confidential information relating to the affairs, business, customers or clients of the disclosing party to any other party without the disclosing party’s prior written consent except to those of the receiving party’s employees, officers, representatives and/or advisors who need to know the information for the purposes of carrying out the receiving party’s obligations under this agreement (save to the extent that the receiving party is compelled to disclose such information by law).

17.
Our Report is confidential to and for the use only of the Addressees, but the Addressees may disclose the Report on a non-reliance and without liability basis to their directors, officers, employees and professional advisers provided the relevant Addressee procures any person to whom our Report is disclosed pursuant to this paragraph 17 keeps the Report confidential and does not disclose it to any other party.

DATA PROTECTION
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18.
We may use your personal information in our provision of services to you. Please see our Privacy Notice for details of how your   personal   information   will   be   used.     Our   Privacy   Notice   can   be   found   at   the   following   web address: http://www.savills.co.uk/footer/privacy-policy.aspx

REINSTATEMENT COSTS
19.
If you have instructed us to report on the reinstatement cost of the Property for insurance purposes, we will provide you with an approximate opinion of such cost only. You acknowledge and agree that the provision of our opinion of the reinstatement cost is provided to you strictly without liability and on a non-reliance basis. If you require a reinstatement cost figure on which you may rely, please let us know and we will ask our building surveying colleagues to provide a fee estimate.

SUB-CONTRACTING
20.
We may sub-contract the provision of any services to be performed by us pursuant to this agreement (including, without limitation, to other companies that are direct or indirect subsidiaries of Savills plc) provided that we will remain responsible to you for the provision of those services and the provision of our Report. We may request that you pay any sub-contractor directly for those of our fees which relate to work carried out by the sub-contractor. In these circumstances, the fees in question are to be paid by you directly to the sub-contractor and we will be entitled to assign to the sub-contractor any rights that we have in respect of those fees.

MONEY LAUNDERING
21.
You shall promptly, upon request, provide us with any information reasonably required to enable us to comply with our obligations under the Money Laundering Regulations and our internal compliance policies relating to the same. For the avoidance of doubt, searches may also be conducted on your directors and “beneficial owners” as is required by the legislation. You agree that we may retain such information and documentation for these purposes and make searches of appropriate databases electronically. If such information is not provided within a reasonable time or you do not meet the requirements set out in our relevant internal policies, we may terminate this instruction immediately upon written notice to you.

22.
The provision of our services is a business in the regulated sector under the Proceeds of Crime Act 2002 and, as such, we are required to comply with this legislation which includes provisions that may require us to make a money laundering disclosure in relation to information we obtain as part of our normal work. It is not our practice to inform you when such a disclosure is made or the reasons for it because of the restrictions imposed by the 'tipping off' provisions of the legislation.

HEALTH AND SAFETY
23.
If we are undertaking physical inspections of the Property, you shall take reasonable steps to procure that the owner and/or occupier of the Property: (a) advises us of any hazards to which our staff may be exposed at the Property (b) provides us with any relevant health and safety policies and (c) arranges for any site visits to the Property to be hosted by a representative of the owner/occupier of the Property.

JURISDICTION
24.	This agreement and any dispute arising from the Valuation is subject to English jurisdiction and law.

APPENDICES
25.
Your attention is drawn to the attached appendices which form part of the agreement between us and on which our Valuation will be reported. By signing a copy of this letter you are also confirming your agreement to them.

Yours faithfully,
Deutsche Bank AG 1,808 affordable and social rented units nationwide	Page 7

Fabian Watts
RICS Registered Valuer

For and on behalf of Savills Advisory Services Limited
Deutsche Bank AG 1,808 affordable and social rented units nationwide	Page 8

Client Acceptance

I confirm Deutsche Bank AG’s agreement to this letter and the attached appendices and, in particular, confirm that the limitation on liability set out in paragraph 8 above is acknowledged, considered reasonable and accepted:

Signed by Deutsche Bank AG, by its duly authorised signatory

Signature
Name (in capitals)	DAVID MORGANS
Position	CRM REV - DIRECTOR
Date	24/09/2021

Borrower confirmation regarding payment of fee

I confirm Sage Rented Limited agreement pay the agreed fee as specified and in accordance with the terms set out in 7(n): Signed by Sage Rented Limited, by its duly authorised signatory

Signature
Name (in capitals)	John Goodey
Position	CFO
Date	14/10/21

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Appendix 1: Definitions and Bases of Valuation

Assumption
A supposition taken to be true. It involves facts, conditions or situations affecting the subject of, or approach to, a valuation that, by agreement, do not need to be verified by the valuer as part of the valuation process. Typically, an assumption is made where specific investigation by the valuer is not required in order to prove that something is true (RICS Valuation – Global Standards, 2020).

Depreciated Replacement Cost
The current cost of replacing an asset with its modern equivalent asset less deductions for physical deterioration and all relevant forms of obsolescence and optimisation (RICS Valuation – Global Standards, 2020).

Existing Use Value
The estimated amount for which an asset or liability should exchange on the Valuation date between a willing buyer and a willing seller in an arm’s length transaction after proper marketing and where the parties had acted knowledgeably, prudently and without compulsion, assuming that the buyer is granted vacant possession of all parts of the asset required by the business and disregarding potential alternative uses and any other characteristics of the asset that would cause its market value to differ from that needed to replace the remaining service potential at least cost (RICS Valuation – Global Standards 2017, UK national supplement).

Existing Use Value is to be used only for valuing property that is owner occupied by a business, or other entity, for inclusion in financial statements.

External Valuer
A valuer who, together with any associates, has no material links with the client, an agent acting on behalf of the client or the subject of the assignment. (RICS Valuation – Global Standards 2020). Unless otherwise stated, External Valuer does not refer to the role of an external valuer within the context of the Alternative Investment Fund Managers Directive 2011/61/EU and its implementing provisions in the United Kingdom unless agreed otherwise in writing.

Equitable Value
The estimated price for the transfer of an asset or liability between identified knowledgeable and willing parties that reflects the respective interests of those parties (IVS 104 – Bases of Value), (RICS Valuation – Global Standards 2020).

Fair Value
The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (RICS Valuation – Global Standards 2020).

Gross Development Value (GDV)
The aggregate market value of the proposed development, assessed on the assumption that the development is complete at the date of valuation in the market conditions prevailing at that date.

Investment Value (or Worth)
The value of an asset to a particular owner or prospective owner for individual investment or operational objectives (RICS Valuation – Global Standards 2020).

Market Rent
The estimated amount for which an interest in real property should be leased on the valuation date between a willing lessor and a willing lessee on appropriate lease terms in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgably, prudently and without compulsion (RICS Valuation – Global Standards 2020).

Market Value
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The estimated amount for which an asset or liability should exchange on the valuation date between a willing buyer and a willing seller in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgably, prudently and without compulsion (RICS Valuation – Global Standards 2020).

Market Value for Capital Gains Tax, Inheritance Tax, Stamp Duty Land Tax and the Annual Tax on Enveloped Dwellings
The price which the property might reasonably be expected to fetch if sold in the open market at that time, but that price must not be assumed to be reduced on the grounds that the whole property is to be placed on the market at one and the same time (RICS Valuation - Global Standards 2017: UK national supplement).

Special Assumption
An assumption that either assumes facts that differ from the actual facts existing at the valuation date or that would not be made by a typical market participant in a transaction on the valuation date (RICS Valuation – Global Standards 2020).
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Appendix 2:    General assumptions and conditions applicable to all valuations

Unless otherwise agreed in writing and /or stated in our report, our Valuation will be carried out on the basis of the following general assumptions and conditions in relation to each Property that is the subject of our Report. If any of the following assumptions or conditions are not valid, this may be that it has a material impact on the figure(s) reported and in that event we reserve the right to revisit our calculations.

1.
That the Property(ies) is/are not subject to any unusual or especially onerous restrictions, encumbrances or outgoings and good title can be shown. Should there be any mortgages or charges, we have assumed that the property(ies) would be sold free of them. We have not inspected the Title Deeds or Land Registry Certificate.

2.
That we have been supplied with all information likely to have an effect on the value of the Property(ies), and that the information supplied to us and summarised in this Report is both complete and correct.

3.
That the building(s) has/have been constructed and is/are used in accordance with all statutory and bye-law requirements, and that there are no breaches of planning control and any future construction or use will be lawful.

4.
That the Property(ies) is not adversely affected, nor likely to become adversely affected, by any highway, town planning or other schemes or proposals, and that there are no matters adversely affecting value that might be revealed by a local search, replies to usual enquiries, or by any statutory notice (other than those points referred to above).

5.
That the building(s) is/are structurally sound, and that there are no structural, latent or other material defects, including rot and inherently dangerous or unsuitable materials or techniques, whether in parts of the building(s) we have inspected or not, that would cause us to make allowance by way of capital repair (other than those points referred to above). Our inspection of the Property(ies) and our Report do not constitute a building survey or any warranty as to the state of repair or refurbishment of the Property(ies). Our Valuation is on the basis that a building survey would not reveal material defects or cause us to alter our Valuation materially.

6.
That there is unrestricted access to the Property(ies) and that the site(s) is/are connected, or capable of being connected without undue expense, to the public services of gas, electricity, water, telephones and sewerage.

7.
Sewers, mains services and roads giving access to the Property(ies) have been adopted, and any lease provides rights of access and egress over all communal estate roadways, pathways, corridors, stairways and the use of communal grounds, parking areas and other facilities.

8.
That in the construction or alteration of the building(s) no use was made of any deleterious or hazardous materials or techniques, such as high alumina cement, calcium chloride additives, woodwool slabs used as permanent shuttering and the like (other than those points referred to above). We have not carried out any investigations into these matters.

9.
That the Property(ies) has/have not suffered any land contamination in the past, nor is/are likely to become so contaminated in the foreseeable future. We have not carried out any soil tests or made any other investigations in this respect, and we cannot assess the likelihood of any such contamination.

10.
That the Property(ies) is/are free from environmental hazards, including infestation from invasive plants such as Japanese Knotweed. This assumption is made in recognition of the fact that identifying Japanese knotweed is problematic and cannot be guaranteed. This is partly because during the early stages of its annual life cycle some of the classic visual characteristics are not distinctive and during the winter months the plant sheds its leaves and suffers die back. It is also possible that Japanese knotweed has received a herbicide-based treatment which has removed all visible above ground signs but may not have killed the below ground rhizome (root) which, in turn, may lead to new growth and the spread of the plant in time.

11.	That any tenant(s) is/are capable of meeting its/their obligations, and that there are no arrears of rent or undisclosed breaches of covenant.
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12.
In the case of a Property(ies) where we have been asked to value the site under the special assumption that the Property(ies) will be developed, there are no adverse site or soil conditions, that the Property(ies) is/are not adversely affected by the Town and Country Planning (Environmental Impact Assessment) Regulations 2017 that the ground does not contain any archaeological remains, nor that there is any other matter that would cause us to make any allowance for exceptional delay or site or construction costs in our Valuation.

13.	We will not make any allowance for any Capital Gains Tax or other taxation liability that might arise upon a sale of the Property(ies).

14.	Our Valuation will be exclusive of VAT (if applicable).

15.	No allowance will be made for any expenses of realisation.

16.	Excluded from our Valuation will be any additional value attributable to goodwill, or to fixtures and fittings which are only of value in situ to the present occupier.

17.
When valuing two or more properties, or a portfolio, each property will be valued individually and no allowance will be made, either positive or negative, should it form part of a larger disposal. The total stated will be the aggregate of the individual Market Values.

18.
In the case of a Property(ies) where there is a distressed loan we will not take account of any possible effect that the appointment of either an Administrative Receiver or a Law of Property Act Receiver might have on the perception of the Property(ies) in the market and its/their subsequent valuation, or the ability of such a Receiver to realise the value of the property(ies) in either of these scenarios.

19.
No allowance will be been made for rights, obligations or liabilities arising under the Defective Premises Act 1972, and it will be assumed that all fixed plant and machinery and the installation thereof complies with the relevant UK and EU legislation, insofar that the latter is applicable.

20.
Our Valuation will be based on market evidence which has come into our possession from numerous sources, including other agents and valuers and from time to time this information is provided verbally. Some comes from databases such as the Land Registry or computer databases to which Savills subscribes. In all cases, other than where we have had a direct involvement with the transactions being used as comparables in our Report, we are unable to warrant that the information on which we have relied is correct.

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Appendix 3:          Further General Assumptions applicable to residential valuations

The following general assumptions apply to residential property valuations and are in addition to the general assumptions at Appendix 2.

1.	Where the Property comprises flats or maisonettes, unless instructed or otherwise aware to the contrary, we will assume that:

(a)	The costs of repairs and maintenance or the building and grounds are shared equitably between the flats and maisonettes.

(b)	There are suitable, enforceable covenants between all leaseholds, or through the landlord or the owner.

(c)	There are no onerous liabilities outstanding.

(d)
There are no substantial defects, or other matters requiring expenditure (in excess of the current amount or assumed amount of service charge payable on an annual basis), expected to result in charges to the leaseholder, or owner of the Property, during the next five years, equivalent to 10% or more of the reported Market Value.

2.	Where the dwelling is leasehold and it is not possible to inspect the lease or details have not been provided, the following further assumptions will be made, unless instructed to the contrary:

(a)	The unexpired term of the lease is 85 years, and no action is being taken by any eligible party with a view to acquiring the freehold or to extending the lease term.

(b)	That there are no exceptionally onerous covenants upon the leaseholder.

(c)	The lease cannot be determined except on the grounds of a serious breach of covenant in the existing lease agreement.

(d)	If there are separate freeholders, head and/or other sub-head leaseholders, the terms and conditions of all the leases are in the same form and contain the same terms and conditions.

(e)	The lease terms are mutually enforceable against all parties concerned.

(f)	There are no breaches of covenants or disputes between the various interests concerned.

(g)	The leases of all the properties in the building/development are materially the same.

(h)	The ground rent stated or assumed is not subject to unreasonable review and is payable throughout the expired lease term.

(i)	In the case of blocks of flats or maisonettes of over six dwellings, the freeholder manages the property directly or there is an appropriate management structure in place.

(j)
There is a dutyholder, as defined in the Control of Asbestos Regulations 2012, and there are in place an asbestos register and effective management plan, which does not require any immediate expenditure, pose a significant risk to health or breach of the Health and Safety Executive (HSE) regulations.

(k)	Where the Property forms part of a mixed residential or commercially used block or development, there will be no significant changes in the existing pattern of use.

(l)
Where the Property forms part of a development containing separate blocks of dwellings, the lease terms of the Property apply only to the block. There will be no requirement to contribute towards costs relating to the other parts of the development, other than in respect of common roads, paths, communal grounds and services.

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(m)	Where the Property forms part of a larger development, the ownership of which has since been divided, all necessary rights and reservations have been reserved.

(n)	There are no unusual restrictions on assignment or sub-letting of the Property for residential purposes.

(o)	There are no outstanding claims or litigation concerning the lease of the Property or any others within the same development.

(p)
Where the Property benefits from additional facilities within a development, the lease makes adequate provision for the lessee to continue to enjoy them with exceptional restriction, for the facilities to be maintained adequately, and that there are no charges over and above the service charge for such use and maintenance.

3.	In respect of insurance the following assumptions will be made, unless instructed otherwise:

(a)	The Property can be insured under all-risks cover for the current reinstatement cost and is available on normal terms.

(b)	There are no outstanding claims or disputes.

(c)	Where individuals in a block makes separate insurance arrangements, the leases make provision for mutual enforceability of insurance and repairing obligations and

(d)	Any landlord responsible for insurance is required to rebuild the Property with the alterations that may be necessary to comply with current Building Regulations and planning requirements.
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Unit Count	Unit Reference (ID)	Site Reference Number	Site Name	Plot Number	Property address	Unit County	Unit Post Code	Local Authority	Unit Type	Unit Position	Number of Bedrooms	Area (sq ft)	Practical Completion Date	Tenure	Grant	Developer	Tenancy Start Date	Weekly Rent	EPC Rating	Warranty Cover
1	0001100004	11	Grantham Road Waddington	66	7 Skaith Close Waddington Lincoln	Lincolnshire	LN5 9RZ	North Kesteven	House	Detached	2	656	01/03/2021	AR	No	Jelson Homes			B	NHBC
2	0001100005	11	Grantham Road Waddington	67	24 Skaith Close Waddington Lincoln	Lincolnshire	LN5 9RZ	North Kesteven	House	Detached	2	538	01/03/2021	AR	No	Jelson Homes			B	NHBC
3	0001100006	11	Grantham Road Waddington	68	22 Skaith Close Waddington Lincoln	Lincolnshire	LN5 9RZ	North Kesteven	House	Semi detached	2	538	01/03/2021	AR	No	Jelson Homes	19/05/2021	117.37	B	NHBC
4	0001100007	11	Grantham Road Waddington	69	20 Skaith Close Waddington Lincoln	Lincolnshire	LN5 9RZ	North Kesteven	House	Semi detached	2	538	01/03/2021	AR	No	Jelson Homes			B	NHBC
5	0001100008	11	Grantham Road Waddington	70	18 Skaith Close Waddington Lincoln	Lincolnshire	LN5 9RZ	North Kesteven	House	Semi detached	3	785	27/01/2021	AR	No	Jelson Homes	20/04/2021	132.33	B	NHBC
6	0001100009	11	Grantham Road Waddington	71	16 Skaith Close Waddington Lincoln	Lincolnshire	LN5 9RZ	North Kesteven	House	Semi detached	3	785	27/01/2021	AR	No	Jelson Homes			B	NHBC
7	0001100010	11	Grantham Road Waddington	72	14 Skaith Close Waddington Lincoln	Lincolnshire	LN5 9RZ	North Kesteven	House	Semi detached	3	785	27/01/2021	AR	No	Jelson Homes	01/01/2050	132.33	B	NHBC
8	0001100011	11	Grantham Road Waddington	73	12 Skaith Close Waddington Lincoln	Lincolnshire	LN5 9RZ	North Kesteven	House	Semi detached	3	785	29/01/2021	AR	No	Jelson Homes	10/05/2021	132.33	B	NHBC
9	0001100012	11	Grantham Road Waddington	74	10 Skaith Close Waddington Lincoln	Lincolnshire	LN5 9RZ	North Kesteven	House	Semi detached	3	785	29/01/2021	AR	No	Jelson Homes	20/04/2021	132.33	B	NHBC
10	0001100013	11	Grantham Road Waddington	75	8 Skaith Close Waddington Lincoln	Lincolnshire	LN5 9RZ	North Kesteven	House	Semi detached	3	785	29/01/2021	AR	No	Jelson Homes	20/04/2021	132.33	B	NHBC
11	0001100014	11	Grantham Road Waddington	112	31 Cole Avenue Waddington Lincoln	Lincolnshire	LN5 9RZ	North Kesteven	House	Semi detached	3	785	26/03/2021	AR	No	Jelson Homes			B	NHBC
12	0001100028	11	Grantham Road Waddington	113	33 Cole Avenue Waddington Lincoln	Lincolnshire	LN5 9RZ	North Kesteven	House	Semi detached	3	785	26/03/2021	AR	No	Jelson Homes			B	NHBC
13	0001100029	11	Grantham Road Waddington	114	35 Cole Avenue Waddington Lincoln	Lincolnshire	LN5 9RZ	North Kesteven	House	Semi detached	3	785	26/03/2021	AR	No	Jelson Homes	25/06/2021	132.33	B	NHBC
14	0001100030	11	Grantham Road Waddington	115	37 Cole Avenue Waddington Lincoln	Lincolnshire	LN5 9RZ	North Kesteven	House	Semi detached	3	785	26/03/2021	AR	No	Jelson Homes	25/06/2021	132.33	B	NHBC
15	000067700001	677	Hesketh Bank Preston	94	6 Thornton Drive Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	House	End Terrace	3	739	21/12/2020	AR	No	Persimmon Homes			B	NHBC
16	000067700002	677	Hesketh Bank Preston	95	8 Thornton Drive Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	House	Mid Terrace	3	739	21/12/2020	AR	No	Persimmon Homes			B	NHBC
17	000067700003	677	Hesketh Bank Preston	96	10 Thornton Drive Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	House	Mid Terrace	3	739	21/12/2020	AR	No	Persimmon Homes	29/05/2021	132.33	B	NHBC
18	000067700004	677	Hesketh Bank Preston	97	12 Thornton Drive Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	House	End Terrace	3	739	21/12/2020	AR	No	Persimmon Homes			B	NHBC
19	000067700005	677	Hesketh Bank Preston	98	14 Thornton Drive Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	House	End Terrace	2	548	21/12/2020	AR	No	Persimmon Homes			B	NHBC
20	000067700006	677	Hesketh Bank Preston	99	16 Thornton Drive Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	House	Mid Terrace	2	548	21/12/2020	AR	No	Persimmon Homes			B	NHBC
21	000067700007	677	Hesketh Bank Preston	100	18 Thornton Drive Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	House	End Terrace	2	548	21/12/2020	AR	No	Persimmon Homes	28/05/2021	115.07	B	NHBC
22	000067700008	677	Hesketh Bank Preston	101	20 Thornton Drive Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	House	Detached	3	1184	21/12/2020	AR	No	Persimmon Homes	25/05/2021	132.33	B	NHBC
23	000067700009	677	Hesketh Bank Preston	108	12 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	House	Semi detached	3	1184	30/06/2021	AR	No	Persimmon Homes				NHBC
24	000067700010	677	Hesketh Bank Preston	109	14 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	House	End Terrace	2	548	21/12/2020	AR	No	Persimmon Homes	07/06/2021	115.07	B	NHBC
25	000067700011	677	Hesketh Bank Preston	110	16 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	House	Mid Terrace	2	548	21/12/2020	AR	No	Persimmon Homes	07/06/2021	115.07	B	NHBC
26	000067700012	677	Hesketh Bank Preston	111	18 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	House	End Terrace	2	548	21/12/2020	AR	No	Persimmon Homes	03/06/2021	115.07	B	NHBC
27	000067700013	677	Hesketh Bank Preston	112	Flat 1 20 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	Flat	Part of Block of flats	2	615	30/06/2021	AR	No	Persimmon Homes				NHBC
28	000067700014	677	Hesketh Bank Preston	113	Flat 2 20 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	Flat	Part of Block of flats	2	615	30/06/2021	AR	No	Persimmon Homes				NHBC
29	000067700015	677	Hesketh Bank Preston	114	Flat 3 20 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	Flat	Part of Block of flats	2	615	30/06/2021	AR	No	Persimmon Homes				NHBC
30	000067700016	677	Hesketh Bank Preston	115	Flat 4 20 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	Flat	Part of Block of flats	2	615	30/06/2021	AR	No	Persimmon Homes				NHBC
31	000067700017	677	Hesketh Bank Preston	116	Flat 5 20 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	Flat	Part of Block of flats	2	615	30/06/2021	AR	No	Persimmon Homes				NHBC
32	000067700018	677	Hesketh Bank Preston	117	Flat 6 20 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	Flat	Part of Block of flats	2	615	30/06/2021	AR	No	Persimmon Homes				NHBC
33	000067700019	677	Hesketh Bank Preston	118	22 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	House	Semi detached	2	548	21/12/2020	AR	No	Persimmon Homes			B	NHBC
34	000067700020	677	Hesketh Bank Preston	119	24 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	House	Semi detached	2	548	21/12/2020	AR	No	Persimmon Homes			B	NHBC
35	000067700021	677	Hesketh Bank Preston	120	26 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	House	End Terrace	2	548	21/12/2020	AR	No	Persimmon Homes	29/05/2021	115.07	B	NHBC
36	000067700022	677	Hesketh Bank Preston	121	28 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	House	Mid Terrace	2	548	21/12/2020	AR	No	Persimmon Homes	03/06/2021	115.07	B	NHBC
37	000067700023	677	Hesketh Bank Preston	122	30 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	House	End Terrace	2	548	21/12/2020	AR	No	Persimmon Homes			B	NHBC
38	000067700024	677	Hesketh Bank Preston	123	Flat 1 32 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	Flat	Part of Block of flats	2	691	06/08/2021	AR	No	Persimmon Homes				NHBC
39	000067700025	677	Hesketh Bank Preston	124	Flat 2 32 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	Flat	Part of Block of flats	2	691	06/08/2021	AR	No	Persimmon Homes				NHBC
40	000067700026	677	Hesketh Bank Preston	125	Flat 3 32 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	Flat	Part of Block of flats	2	691	06/08/2021	AR	No	Persimmon Homes				NHBC
41	000067700027	677	Hesketh Bank Preston	126	Flat 4 32 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	Flat	Part of Block of flats	2	691	06/08/2021	AR	No	Persimmon Homes				NHBC
42	000067700028	677	Hesketh Bank Preston	127	Flat 5 32 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	Flat	Part of Block of flats	2	691	06/08/2021	AR	No	Persimmon Homes				NHBC
43	000067700029	677	Hesketh Bank Preston	128	Flat 6 32 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	Flat	Part of Block of flats	2	691	06/08/2021	AR	No	Persimmon Homes				NHBC
44	000067700030	677	Hesketh Bank Preston	129	Flat 8 32 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	Flat	Part of Block of flats	2	691	06/08/2021	AR	No	Persimmon Homes				NHBC
45	000067700031	677	Hesketh Bank Preston	130	Flat 9 32 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	Flat	Part of Block of flats	2	691	06/08/2021	AR	No	Persimmon Homes				NHBC
46	000067700032	677	Hesketh Bank Preston	131	Flat 7 32 Fylde Crescent Hesketh Bank Preston	Lancashire	PR4 6SS	West Lancashire	Flat	Part of Block of flats	2	691	06/08/2021	AR	No	Persimmon Homes				NHBC
47	000078200004	782	Higham Lane Nuneaton	26	52 Caesar Drive Nuneaton	Warwickshire	CV11 6BD	Nuneaton and Bedworth	House	Mid Terrace	3	761	18/06/2021	AR	No	Persimmon Homes				NHBC
48	000078200005	782	Higham Lane Nuneaton	27	54 Caesar Drive Nuneaton	Warwickshire	CV11 6BD	Nuneaton and Bedworth	House	Mid Terrace	2	638	18/06/2021	AR	No	Persimmon Homes			B	NHBC
49	000078200006	782	Higham Lane Nuneaton	28	56 Caesar Drive Nuneaton	Warwickshire	CV11 6BD	Nuneaton and Bedworth	House	Mid Terrace	2	638	18/06/2021	AR	No	Persimmon Homes			B	NHBC
50	000078200007	782	Higham Lane Nuneaton	29	58 Caesar Drive Nuneaton	Warwickshire	CV11 6BD	Nuneaton and Bedworth	House	End Terrace	2	638	18/06/2021	AR	No	Persimmon Homes			B	NHBC
51	000114400010	1144	Kings Grove	69	23 Pattle Close Lighthorne Heath Leamington Spa	Warwickshire	CV33 9TT	Stratford-on-Avon	House	End Terrace	4	1106	23/08/2021	AR	No	Bellway				NHBC
52	0148300010	1483	Coldharbour Road Gravesend	29	21 Cornfield Drive Gravesend	Kent	DA11 7HQ	Gravesham	House	End Terrace	3	1000	20/11/2020	AR	No	Persimmon Homes	19/01/2021	232		PG
53	0148300011	1483	Coldharbour Road Gravesend	30	23 Cornfield Drive Gravesend	Kent	DA11 7HQ	Gravesham	House	Mid Terrace	3	1000	20/11/2020	AR	No	Persimmon Homes	19/01/2021	232		PG
54	0148300012	1483	Coldharbour Road Gravesend	31	25 Cornfield Drive Gravesend	Kent	DA11 7HQ	Gravesham	House	End Terrace	3	1000	20/11/2020	AR	No	Persimmon Homes	29/01/2021	232		PG
55	0148300013	1483	Coldharbour Road Gravesend	111	Flat 1 9 Block 2 Tillage Gardens Gravesend	Kent	DA11 7HQ	Gravesham	Flat		2	637	29/01/2021	AR	No	Persimmon Homes	13/03/2021	180		PG
56	0148300014	1483	Coldharbour Road Gravesend	112	Flat 2 9 Block 2 Tillage Gardens Gravesend	Kent	DA11 7HQ	Gravesham	Flat		2	637	29/01/2021	AR	No	Persimmon Homes	13/03/2021	180		PG
57	0148300015	1483	Coldharbour Road Gravesend	113	Flat 3 9 Block 2 Tillage Gardens Gravesend	Kent	DA11 7HQ	Gravesham	Flat		2	637	29/01/2021	AR	No	Persimmon Homes	08/03/2021	180		PG
58	0148300016	1483	Coldharbour Road Gravesend	114	Flat 4 9 Block 2 Tillage Gardens Gravesend	Kent	DA11 7HQ	Gravesham	Flat		2	637	29/01/2021	AR	No	Persimmon Homes	26/02/2021	180		PG
59	0148300017	1483	Coldharbour Road Gravesend	115	Flat 5 9 Block 2 Tillage Gardens Gravesend	Kent	DA11 7HQ	Gravesham	Flat		2	637	29/01/2021	AR	No	Persimmon Homes	20/04/2021	180		PG
60	0148300018	1483	Coldharbour Road Gravesend	116	Flat 6 9 Block 2 Tillage Gardens Gravesend	Kent	DA11 7HQ	Gravesham	Flat		2	637	29/01/2021	AR	No	Persimmon Homes	26/02/2021	180		PG
61	0148300019	1483	Coldharbour Road Gravesend	117	7 Tillage Gardens Gravesend	Kent	DA11 7HQ	Gravesham	House	Semi detached	2	877	20/11/2020	AR	No	Persimmon Homes	29/01/2021	195.62		PG
62	0148300020	1483	Coldharbour Road Gravesend	118	5 Tillage Gardens Gravesend	Kent	DA11 7HQ	Gravesham	House	Semi detached	2	877	20/11/2020	AR	No	Persimmon Homes	14/01/2021	195.62		PG
63	0148300021	1483	Coldharbour Road Gravesend	119	3 Tillage Gardens Gravesend	Kent	DA11 7HQ	Gravesham	House	Semi detached	2	877	20/11/2020	AR	No	Persimmon Homes	19/01/2021	195.62		PG
64	0148300022	1483	Coldharbour Road Gravesend	120	1 Tillage Gardens Gravesend	Kent	DA11 7HQ	Gravesham	House	Semi detached	2	877	20/11/2020	AR	No	Persimmon Homes	19/01/2021	195.62		PG
65	0148300023	1483	Coldharbour Road Gravesend	145	49 Cornfield Drive Gravesend	Kent	DA11 7HQ	Gravesham	House	End Terrace	2	877	29/01/2021	AR	No	Persimmon Homes	26/02/2021	195.62		PG
66	0148300024	1483	Coldharbour Road Gravesend	146	47 Cornfield Drive Gravesend	Kent	DA11 7HQ	Gravesham	House	Mid Terrace	2	877	29/01/2021	AR	No	Persimmon Homes	26/02/2021	195.62		PG
67	0148300025	1483	Coldharbour Road Gravesend	147	45 Cornfield Drive Gravesend	Kent	DA11 7HQ	Gravesham	House	End Terrace	2	877	29/01/2021	AR	No	Persimmon Homes	26/02/2021	195.62		PG
68	0148300032	1483	Coldharbour Road Gravesend	163	2 Meadowsweet Mews Gravesend	Kent	DA11 7HQ	Gravesham	House	End Terrace	3	1000	26/05/2021	AR	No	Persimmon Homes				PG
69	0148300033	1483	Coldharbour Road Gravesend	164	4 Meadowsweet Mews Gravesend	Kent	DA11 7HQ	Gravesham	House	Mid Terrace	3	1000	26/05/2021	AR	No	Persimmon Homes				PG
70	0148300034	1483	Coldharbour Road Gravesend	165	6 Meadowsweet Mews Gravesend	Kent	DA11 7HQ	Gravesham	House	Mid Terrace	3	1000	26/05/2021	AR	No	Persimmon Homes				PG
71	0148300035	1483	Coldharbour Road Gravesend	166	8 Meadowsweet Mews Gravesend	Kent	DA11 7HQ	Gravesham	House	End Terrace	3	1000	26/05/2021	AR	No	Persimmon Homes				PG
72	000230900019	2309	Chequer Lane Ash	82	Plot 82 Chequer Lane| Ash	Kent	CT3 2JF	Dover	Flat		1	766	14/10/2021	AR	No	Vistry				NHBC
73	000230900020	2309	Chequer Lane Ash	83	Plot 83 Chequer Lane| Ash	Kent	CT3 2JF	Dover	Flat		1	565	14/10/2021	AR	No	Vistry				NHBC
74	000230900021	2309	Chequer Lane Ash	84	Plot 84 Chequer Lane| Ash	Kent	CT3 2JF	Dover	Flat		1	565	14/10/2021	AR	No	Vistry				NHBC
75	000230900022	2309	Chequer Lane Ash	85	Plot 85 Chequer Lane| Ash	Kent	CT3 2JF	Dover	Flat		2	780	14/10/2021	AR	No	Vistry				NHBC
76	000230900023	2309	Chequer Lane Ash	86	Plot 86 Chequer Lane| Ash	Kent	CT3 2JF	Dover	Flat		2	780	14/10/2021	AR	No	Vistry				NHBC
77	000230900024	2309	Chequer Lane Ash	87	Plot 87 Chequer Lane| Ash	Kent	CT3 2JF	Dover	Flat		2	780	14/10/2021	AR	No	Vistry				NHBC
78	000230900025	2309	Chequer Lane Ash	88	Plot 88 Chequer Lane| Ash	Kent	CT3 2JF	Dover	Flat		2	780	14/10/2021	AR	No	Vistry				NHBC
79	000230900026	2309	Chequer Lane Ash	89	Plot 89 Chequer Lane| Ash	Kent	CT3 2JF	Dover	Flat		1	563	14/10/2021	AR	No	Vistry				NHBC
80	000230900027	2309	Chequer Lane Ash	90	Plot 90 Chequer Lane| Ash	Kent	CT3 2JF	Dover	Flat		1	563	14/10/2021	AR	No	Vistry				NHBC
81	000238900007	2389	Tilden Gill Tenterden	10	Plot 10 Tilden Gill| Tenterden	Kent	TN30 7BQ	Ashford	Flat		2	764	16/07/2021	AR	No	Redrow				NHBC
82	000238900008	2389	Tilden Gill Tenterden	11	Plot 11 Tilden Gill| Tenterden	Kent	TN30 7BQ	Ashford	Flat		2	764	16/07/2021	AR	No	Redrow				NHBC
83	000238900009	2389	Tilden Gill Tenterden	12	Plot 12 Tilden Gill| Tenterden	Kent	TN30 7BQ	Ashford	Flat		2	764	16/07/2021	AR	No	Redrow				NHBC
84	000238900010	2389	Tilden Gill Tenterden	13	Plot 13 Tilden Gill| Tenterden	Kent	TN30 7BQ	Ashford	Flat		2	764	16/07/2021	AR	No	Redrow				NHBC
85	000238900011	2389	Tilden Gill Tenterden	14	Plot 14 Tilden Gill| Tenterden	Kent	TN30 7BQ	Ashford	Flat		1	563	16/07/2021	AR	No	Redrow				NHBC
86	000238900012	2389	Tilden Gill Tenterden	15	Plot 15 Tilden Gill| Tenterden	Kent	TN30 7BQ	Ashford	Flat		1	563	16/07/2021	AR	No	Redrow				NHBC
87	000242200008	2422	Grantham Road Waddington	65	8 Burrows Close Waddington Lincoln	Lincolnshire	LN5 9RX	North Kesteven	House	End Terrace	2	638	17/09/2021	AR	No	Persimmon Homes				NHBC
88	000242200009	2422	Grantham Road Waddington	66	6 Burrows Close Waddington Lincoln	Lincolnshire	LN5 9RX	North Kesteven	House	Mid Terrace	2	638	17/09/2021	AR	No	Persimmon Homes				NHBC
89	000242200010	2422	Grantham Road Waddington	67	4 Burrows Close Waddington Lincoln	Lincolnshire	LN5 9RX	North Kesteven	House	End Terrace	2	638	17/09/2021	AR	No	Persimmon Homes				NHBC
90	000242200011	2422	Grantham Road Waddington	72	3 Burrows Close Waddington Lincoln	Lincolnshire	LN5 9RX	North Kesteven	House	End Terrace	2	638	16/07/2021	AR	No	Persimmon Homes			B	NHBC
91	000242200012	2422	Grantham Road Waddington	73	5 Burrows Close Waddington Lincoln	Lincolnshire	LN5 9RX	North Kesteven	House	Mid Terrace	2	638	16/07/2021	AR	No	Persimmon Homes			B	NHBC
92	000253900001	2539	Oakwood Park Clacton-On-Sea	5	Plot 5 Oakwood Park| Clacton-On-Sea	Essex	CO15 4AA	Tendring	House		2	638	09/09/2021	AR	No	Persimmon Homes				NHBC
93	000253900002	2539	Oakwood Park Clacton-On-Sea	6	Plot 6 Oakwood Park| Clacton-On-Sea	Essex	CO15 4AA	Tendring	House		2	638	09/09/2021	AR	No	Persimmon Homes				NHBC
94	000253900003	2539	Oakwood Park Clacton-On-Sea	7	Plot 7 Oakwood Park| Clacton-On-Sea	Essex	CO15 4AA	Tendring	House		2	638	09/09/2021	AR	No	Persimmon Homes				NHBC
95	000253900004	2539	Oakwood Park Clacton-On-Sea	8	Plot 8 Oakwood Park| Clacton-On-Sea	Essex	CO15 4AA	Tendring	House		2	638	09/09/2021	AR	No	Persimmon Homes				NHBC
96	000253900005	2539	Oakwood Park Clacton-On-Sea	9	Plot 9 Oakwood Park| Clacton-On-Sea	Essex	CO15 4AA	Tendring	House		2	638	09/09/2021	AR	No	Persimmon Homes				NHBC
97	000253900006	2539	Oakwood Park Clacton-On-Sea	10	Plot 10 Oakwood Park| Clacton-On-Sea	Essex	CO15 4AA	Tendring	House		2	638	09/09/2021	AR	No	Persimmon Homes				NHBC
98	000276600001	2766	Gamblemead	161	26 Blanford Avenue Haywards Heath	West Sussex	RH16 4QT	Mid Sussex	House	End Terrace	2	868	13/05/2021	AR	No	Vistry				NHBC
99	000276600002	2766	Gamblemead	162	24 Blanford Avenue Haywards Heath	West Sussex	RH16 4QT	Mid Sussex	House	Mid Terrace	2	868	13/05/2021	AR	No	Vistry				NHBC
100	000276600003	2766	Gamblemead	163	22 Blanford Avenue Haywards Heath	West Sussex	RH16 4QT	Mid Sussex	House	End Terrace	2	868	13/05/2021	AR	No	Vistry				NHBC
101	000276600004	2766	Gamblemead	114	3 Woodfox Way Haywards Heath	West Sussex	RH16 4QT	Mid Sussex	House	Semi detached	3	1044	21/12/2020	AR	No	Vistry			B	NHBC
102	000276600005	2766	Gamblemead	115	1 Woodfox Way Haywards Heath	West Sussex	RH16 4QT	Mid Sussex	House	Semi detached	3	1044	21/12/2020	AR	No	Vistry			B	NHBC
103	000285000001	2850	Blythe Bridge Stafford	115	13 Ridge Lane Blythe Bridge Stoke-on-Trent	Staffordshire	ST11 9ND	Staffordshire Moorlands	House	End Terrace	3	970	16/06/2021	AR	No	St Modwen	25/06/2021	126.58		NHBC
104	000285000002	2850	Blythe Bridge Stafford	116	12 Ridge Lane Blythe Bridge Stoke-on-Trent	Staffordshire	ST11 9ND	Staffordshire Moorlands	House	Mid Terrace	3	970	16/06/2021	AR	No	St Modwen	25/06/2021	126.58		NHBC
105	000285000003	2850	Blythe Bridge Stafford	117	11 Ridge Lane Blythe Bridge Stoke-on-Trent	Staffordshire	ST11 9ND	Staffordshire Moorlands	House	Mid Terrace	2	830	16/06/2021	AR	No	St Modwen	25/06/2021	97.81		NHBC
106	000285000004	2850	Blythe Bridge Stafford	118	10 Ridge Lane Blythe Bridge Stoke-on-Trent	Staffordshire	ST11 9ND	Staffordshire Moorlands	House	Mid Terrace	2	830	16/06/2021	AR	No	St Modwen	25/06/2021	97.81		NHBC
107	000285000005	2850	Blythe Bridge Stafford	119	9 Ridge Lane Blythe Bridge Stoke-on-Trent	Staffordshire	ST11 9ND	Staffordshire Moorlands	House	Mid Terrace	3	970	16/06/2021	AR	No	St Modwen	25/06/2021	126.58		NHBC

Unit Count	Unit Reference (ID)	Site Reference Number	Site Name	Plot Number	Property address	Unit County	Unit Post Code	Local Authority	Unit Type	Unit Position	Number of Bedrooms	Area (sq ft)	Practical Completion Date	Tenure	Grant	Developer	Tenancy Start Date	Weekly Rent	EPC Rating	Warranty Cover
108	000285000006	2850	Blythe Bridge Stafford	120	8 Ridge Lane Blythe Bridge Stoke-on-Trent	Staffordshire	ST11 9ND	Staffordshire Moorlands	House	End Terrace	3	970	16/06/2021	AR	No	St Modwen	25/06/2021	126.58		NHBC
109	0003001	103	103 Stamford Exchange	349	2 Barrowfield Drive Stamford	Lincolnshire	PE9 2SZ	South Kesteven	Flat	Part of Block of flats	2	615	18/08/2020	AR	No	TAYLOR WIMPEY	21/12/2020	124.62	B	NHBC
110	0003002	103	103 Stamford Exchange	350	4 Barrowfield Drive Stamford	Lincolnshire	PE9 2SZ	South Kesteven	Flat	Part of Block of flats	2	675	18/08/2020	AR	No	TAYLOR WIMPEY	08/10/2020	120.01	B	NHBC
111	0003003	103	103 Stamford Exchange	351	6 Barrowfield Drive Stamford	Lincolnshire	PE9 2SZ	South Kesteven	Flat	Part of Block of flats	2	615	18/08/2020	AR	No	TAYLOR WIMPEY	08/10/2020	115.39	B	NHBC
112	0003004	103	103 Stamford Exchange	352	8 Barrowfield Drive Stamford	Lincolnshire	PE9 2SZ	South Kesteven	Flat	Part of Block of flats	2	675	18/08/2020	AR	No	TAYLOR WIMPEY	08/10/2020	120.01	B	NHBC
113	0003005	103	103 Stamford Exchange	353	10 Barrowfield Drive Stamford	Lincolnshire	PE9 2SZ	South Kesteven	House	End Terrace	3	910	22/10/2020	AR	No	TAYLOR WIMPEY	13/11/2020	159.95	B	NHBC
114	0003006	103	103 Stamford Exchange	354	12 Barrowfield Drive Stamford	Lincolnshire	PE9 2SZ	South Kesteven	House	Mid Terrace	3	910	22/10/2020	AR	No	TAYLOR WIMPEY	13/11/2020	159.95	B	NHBC
115	0003007	103	103 Stamford Exchange	355	14 Barrowfield Drive Stamford	Lincolnshire	PE9 2SZ	South Kesteven	House	End Terrace	3	910	22/10/2020	AR	No	TAYLOR WIMPEY	13/11/2020	159.95	B	NHBC
116	000309200001	3092	Pine Grove Crowborough	6	11 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	House	Semi detached	3	1001	12/03/2021	AR	No	Abbey Developments	04/06/2021	249.23	B	PG
117	000309200002	3092	Pine Grove Crowborough	7	13 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	House	Mid Terrace	3	1001	12/03/2021	AR	No	Abbey Developments	18/06/2021	249.23	B	PG
118	000309200003	3092	Pine Grove Crowborough	8	15 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	House	End Terrace	3	1001	12/03/2021	AR	No	Abbey Developments	18/05/2021	249.23	B	PG
119	000309200004	3092	Pine Grove Crowborough	9	17 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	House	Detached	3	1030	12/03/2021	AR	No	Abbey Developments	04/06/2021	260.05	B	PG
120	000309200005	3092	Pine Grove Crowborough	30	50 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	2	684	25/03/2021	AR	No	Abbey Developments			C	PG
121	000309200006	3092	Pine Grove Crowborough	31	52 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	2	722	25/03/2021	AR	No	Abbey Developments	11/06/2021	184.62	C	PG
122	000309200007	3092	Pine Grove Crowborough	32	54 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	2	658	25/03/2021	AR	No	Abbey Developments			C	PG
123	000309200008	3092	Pine Grove Crowborough	33	56 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	2	658	25/03/2021	AR	No	Abbey Developments	04/06/2021	184.62	C	PG
124	000309200009	3092	Pine Grove Crowborough	34	58 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	1	538	25/03/2021	AR	No	Abbey Developments	21/05/2021	152.31	C	PG
125	000309200010	3092	Pine Grove Crowborough	35	60 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	2	684	25/03/2021	AR	No	Abbey Developments	11/06/2021	184.62	C	PG
126	000309200011	3092	Pine Grove Crowborough	36	62 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	2	722	25/03/2021	AR	No	Abbey Developments	14/06/2021	184.62	C	PG
127	000309200012	3092	Pine Grove Crowborough	37	64 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	2	658	25/03/2021	AR	No	Abbey Developments			C	PG
128	000309200013	3092	Pine Grove Crowborough	38	66 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	1	538	25/03/2021	AR	No	Abbey Developments			C	PG
129	000309200014	3092	Pine Grove Crowborough	39	68 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	2	684	25/03/2021	AR	No	Abbey Developments			B	PG
130	000309200015	3092	Pine Grove Crowborough	40	70 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	2	722	25/03/2021	AR	No	Abbey Developments			B	PG
131	000309200016	3092	Pine Grove Crowborough	41	72 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	2	610	25/03/2021	AR	No	Abbey Developments			C	PG
132	000309200017	3092	Pine Grove Crowborough	42	74 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	1	520	25/03/2021	AR	No	Abbey Developments			C	PG
133	000309200018	3092	Pine Grove Crowborough	43	76 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	2	648	25/03/2021	AR	No	Abbey Developments	11/06/2021	184.62	C	PG
134	000309200019	3092	Pine Grove Crowborough	44	78 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	2	671	25/03/2021	AR	No	Abbey Developments			C	PG
135	000309200020	3092	Pine Grove Crowborough	64	4 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	1	535	04/03/2021	AR	No	Abbey Developments	18/05/2021	152.31	C	PG
136	000309200021	3092	Pine Grove Crowborough	65	2 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	1	546	04/03/2021	AR	No	Abbey Developments			C	PG
137	000309200022	3092	Pine Grove Crowborough	66	8 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	1	535	04/03/2021	AR	No	Abbey Developments	01/01/2050	152.31	C	PG
138	000309200023	3092	Pine Grove Crowborough	67	6 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	1	546	04/03/2021	AR	No	Abbey Developments	14/06/2021	152.31	C	PG
139	000309200024	3092	Pine Grove Crowborough	68	10 Bailey Place Crowborough	East Sussex	TN6 1DH	Wealden	Flat	Part of Block of flats	1	535	04/03/2021	AR	No	Abbey Developments	21/05/2021	152.31	C	PG
140	000311400011	3114	Green Road Haughley	81	Plot 81 Green Road| Haughley	Suffolk	IP14 3QZ	Mid Suffolk	House	Semi detached	2	850	03/09/2021	AR	No	Bloor Homes				NHBC
141	0219001	36	Antoinette Hotel	1	Flat 1 25-29 Fassett Road Kingston upon Thames	Greater London	KT1 2TQ	Kingston upon Thames	Flat		2	1021	26/02/2021	AR	No	James Taylor Group			B	NHBC
142	0219002	36	Antoinette Hotel	2	Flat 2 25-29 Fassett Road Kingston upon Thames	Greater London	KT1 2TQ	Kingston upon Thames	Flat		1	568	26/02/2021	AR	No	James Taylor Group			B	NHBC
143	0219003	36	Antoinette Hotel	3	Flat 3 25-29 Fassett Road Kingston upon Thames	Greater London	KT1 2TQ	Kingston upon Thames	Flat		2	1002	26/02/2021	AR	No	James Taylor Group			B	NHBC
144	0219004	36	Antoinette Hotel	10	Flat 4 25-29 Fassett Road Kingston upon Thames	Greater London	KT1 2TQ	Kingston upon Thames	Flat		2	1021	26/02/2021	AR	No	James Taylor Group			B	NHBC
145	0219005	36	Antoinette Hotel	11	Flat 5 25-29 Fassett Road Kingston upon Thames	Greater London	KT1 2TQ	Kingston upon Thames	Flat		1	568	26/02/2021	AR	No	James Taylor Group			B	NHBC
146	0219006	36	Antoinette Hotel	12	Flat 6 25-29 Fassett Road Kingston upon Thames	Greater London	KT1 2TQ	Kingston upon Thames	Flat		2	1002	26/02/2021	AR	No	James Taylor Group			B	NHBC
147	0004001	001	001 Land South of Farriers Way	1	52 Fyson Way Warboys Huntingdon	Cambridgeshire	PE28 2LW	Huntingdonshire	Flat		1	570	28/07/2020	AR	No	BELLWAY HOMES LIMITED	06/11/2020	115.38	B	NHBC
148	0004002	001	001 Land South of Farriers Way	2	48 Fyson Way Warboys Huntingdon	Cambridgeshire	PE28 2LW	Huntingdonshire	Flat		2	742	28/07/2020	AR	No	BELLWAY HOMES LIMITED	15/10/2020	133.85	B	NHBC
149	0004003	001	001 Land South of Farriers Way	3	44 Fyson Way Warboys Huntingdon	Cambridgeshire	PE28 2LW	Huntingdonshire	Flat		1	570	28/07/2020	AR	No	BELLWAY HOMES LIMITED	15/10/2020	115.38	B	NHBC
150	0004004	001	001 Land South of Farriers Way	4	50 Fyson Way Warboys Huntingdon	Cambridgeshire	PE28 2LW	Huntingdonshire	Flat		1	646	28/07/2020	AR	No	BELLWAY HOMES LIMITED	06/11/2020	120	B	NHBC
151	0004005	001	001 Land South of Farriers Way	5	42 Fyson Way Warboys Huntingdon	Cambridgeshire	PE28 2LW	Huntingdonshire	Flat		2	839	28/07/2020	AR	No	BELLWAY HOMES LIMITED	29/10/2020	138.46	B	NHBC
152	0004006	001	001 Land South of Farriers Way	6	46 Fyson Way Warboys Huntingdon	Cambridgeshire	PE28 2LW	Huntingdonshire	Flat		1	646	28/07/2020	AR	No	BELLWAY HOMES LIMITED	20/11/2020	120	B	NHBC
153	0004011	001	001 Land South of Farriers Way	27	34 Fyson Way Warboys Huntingdon	Cambridgeshire	PE28 2LW	Huntingdonshire	House	Semi detached	3	1054	20/08/2020	AR	No	BELLWAY HOMES LIMITED	25/11/2020	180	B	NHBC
154	0004012	001	001 Land South of Farriers Way	28	36 Fyson Way Warboys Huntingdon	Cambridgeshire	PE28 2LW	Huntingdonshire	House	Semi detached	3	1054	20/08/2020	AR	No	BELLWAY HOMES LIMITED	23/10/2020	180	B	NHBC
155	0004013	001	001 Land South of Farriers Way	29	38 Fyson Way Warboys Huntingdon	Cambridgeshire	PE28 2LW	Huntingdonshire	House	Semi detached	3	1054	20/08/2020	AR	No	BELLWAY HOMES LIMITED	23/10/2020	180	B	NHBC
156	0004014	001	001 Land South of Farriers Way	30	40 Fyson Way Warboys Huntingdon	Cambridgeshire	PE28 2LW	Huntingdonshire	House	Semi detached	3	1054	20/08/2020	AR	No	BELLWAY HOMES LIMITED	23/10/2020	180	B	NHBC
157	0007006	136	136 High Street Fenstation	48	52 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	House	End Terrace	3	962	28/01/2021	AR	No	MORRIS HOMES (MIDLANDS) Limited	26/02/2021	203.08	B	NHBC
158	0007007	136	136 High Street Fenstation	49	54 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	House	Mid Terrace	2	825	28/01/2021	AR	No	MORRIS HOMES (MIDLANDS) Limited	26/02/2021	165.23	B	NHBC
159	0007008	136	136 High Street Fenstation	50	56 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	House	Mid Terrace	2	825	28/01/2021	AR	No	MORRIS HOMES (MIDLANDS) Limited	26/02/2021	165.23	B	NHBC
160	0007009	136	136 High Street Fenstation	51	58 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	House	Mid Terrace	2	825	28/01/2021	AR	No	MORRIS HOMES (MIDLANDS) Limited	26/02/2021	165.23	B	NHBC
161	0007010	136	136 High Street Fenstation	52	60 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	House	Mid Terrace	2	825	28/01/2021	AR	No	MORRIS HOMES (MIDLANDS) Limited	26/02/2021	165.23	B	NHBC
162	0007011	136	136 High Street Fenstation	53	62 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	House	Mid Terrace	2	825	28/01/2021	AR	No	MORRIS HOMES (MIDLANDS) Limited	26/02/2021	165.23	B	NHBC
163	0007012	136	136 High Street Fenstation	54	64 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	House	End Terrace	3	959	04/03/2021	AR	No	MORRIS HOMES (MIDLANDS) Limited	04/03/2021	203.08	B	NHBC
164	0007013	136	136 High Street Fenstation	55	66 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	Flat		1	540	11/03/2021	AR	No	MORRIS HOMES (MIDLANDS) Limited			B	NHBC
165	0007014	136	136 High Street Fenstation	56	68 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	Flat		1	532	11/03/2021	AR	No	MORRIS HOMES (MIDLANDS) Limited	22/05/2021	129.23	B	NHBC
166	0007015	136	136 High Street Fenstation	57	70 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	Flat		1	567	11/03/2021	AR	No	MORRIS HOMES (MIDLANDS) Limited	17/06/2021	129.23	B	NHBC
167	0007016	136	136 High Street Fenstation	58	72 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	Flat		1	532	11/03/2021	AR	No	MORRIS HOMES (MIDLANDS) Limited			B	NHBC
168	0007017	136	136 High Street Fenstation	59	74 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	Flat		1	567	11/03/2021	AR	No	MORRIS HOMES (MIDLANDS) Limited			B	NHBC
169	0007018	136	136 High Street Fenstation	60	76 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	Flat		1	532	11/03/2021	AR	No	MORRIS HOMES (MIDLANDS) Limited	22/05/2021	129.23	B	NHBC
170	0007019	136	136 High Street Fenstation	61	84 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	Flat		1	565	11/03/2021	AR	No	MORRIS HOMES (MIDLANDS) Limited	17/06/2021	129.23	B	NHBC
171	0007020	136	136 High Street Fenstation	62	78 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	Flat		1	532	11/03/2021	AR	No	MORRIS HOMES (MIDLANDS) Limited	17/06/2021	129.23	B	NHBC
172	0007021	136	136 High Street Fenstation	63	82 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	House	End Terrace	1	543	11/03/2021	AR	No	MORRIS HOMES (MIDLANDS) Limited			B	NHBC
173	0007022	136	136 High Street Fenstation	64	80 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	House	End Terrace	1	543	11/03/2021	AR	No	MORRIS HOMES (MIDLANDS) Limited	04/06/2021	129.23	B	NHBC
174	0007024	136	136 High Street Fenstation	66	33 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	House	Mid Terrace	2	825	29/07/2020	AR	No	MORRIS HOMES (MIDLANDS) Limited	23/10/2020	165.23	B	NHBC
175	0007025	136	136 High Street Fenstation	67	31 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	House	Mid Terrace	2	825	29/07/2020	AR	No	MORRIS HOMES (MIDLANDS) Limited	15/10/2020	165.23	B	NHBC
176	0007026	136	136 High Street Fenstation	68	29 Crest Drive Fenstanton Huntingdon	Cambridgeshire	PE28 9LA	Huntingdonshire	House	Mid Terrace	2	825	29/07/2020	AR	No	MORRIS HOMES (MIDLANDS) Limited	20/11/2020	165.23	B	NHBC
177	0807C00011	807C	Woodford Garden Village Phases	295	22 Merlin Close Woodford Stockport	Greater Manchester	SK7 1QR	Stockport	Flat	Part of Block of flats	1	540	17/06/2021	AR	No	Redrow			B	NHBC
178	0807C00012	807C	Woodford Garden Village Phases	296	24 Merlin Close Woodford Stockport	Greater Manchester	SK7 1QR	Stockport	Flat	Part of Block of flats	1	540	17/06/2021	AR	No	Redrow			B	NHBC
179	0807C00013	807C	Woodford Garden Village Phases	297	26 Merlin Close Woodford Stockport	Greater Manchester	SK7 1QR	Stockport	Flat	Part of Block of flats	1	540	17/06/2021	AR	No	Redrow			B	NHBC
180	0807C00014	807C	Woodford Garden Village Phases	298	28 Merlin Close Woodford Stockport	Greater Manchester	SK7 1QR	Stockport	Flat	Part of Block of flats	1	540	17/06/2021	AR	No	Redrow			B	NHBC
181	0807C00015	807C	Woodford Garden Village Phases	299	30 Merlin Close Woodford Stockport	Greater Manchester	SK7 1QR	Stockport	Flat	Part of Block of flats	1	540	17/06/2021	AR	No	Redrow			B	NHBC
182	0807C00016	807C	Woodford Garden Village Phases	300	32 Merlin Close Woodford Stockport	Greater Manchester	SK7 1QR	Stockport	Flat	Part of Block of flats	1	540	17/06/2021	AR	No	Redrow			B	NHBC
183	09000002	90	Gynsill Lane	5	9 Storer Road Anstey Leicester	Leicestershire	LE7 7AH	Charnwood	House	Mid Terrace	2	651	29/09/2020	AR	No	Keepmoat	24/05/2021	128.31	B	NHBC
184	09000003	90	Gynsill Lane	6	11 Storer Road Anstey Leicester	Leicestershire	LE7 7AH	Charnwood	House	End Terrace	2	651	29/09/2020	AR	No	Keepmoat	28/04/2021	130.03	B	NHBC
185	09000004	90	Gynsill Lane	7	15 Storer Road Anstey Leicester	Leicestershire	LE7 7AH	Charnwood	House	Semi detached	2	651	27/10/2020	AR	No	Keepmoat	21/06/2021	130.03	B	NHBC
186	09000005	90	Gynsill Lane	8	17 Storer Road Anstey Leicester	Leicestershire	LE7 7AH	Charnwood	House	Semi detached	2	651	27/10/2020	AR	No	Keepmoat	29/04/2021	130.03	B	NHBC
187	0010031	185	185 Cockanyes Lane Alreford Es	109	1 Woodford Walk Alresford Colchester	Essex	CO7 8BZ	Tendring	Flat		1	495	02/10/2020	AR	No	TAYLOR WIMPEY	23/10/2020	110.77	B	NHBC
188	0010032	185	185 Cockanyes Lane Alreford Es	110	3 Woodford Walk Alresford Colchester	Essex	CO7 8BZ	Tendring	Flat		1	495	02/10/2020	AR	No	TAYLOR WIMPEY	18/12/2020	110.77	B	NHBC
189	0010033	185	185 Cockanyes Lane Alreford Es	111	5 Woodford Walk Alresford Colchester	Essex	CO7 8BZ	Tendring	Flat		1	474	02/10/2020	AR	No	TAYLOR WIMPEY	23/10/2020	110.77	B	NHBC
190	0010034	185	185 Cockanyes Lane Alreford Es	112	7 Woodford Walk Alresford Colchester	Essex	CO7 8BZ	Tendring	Flat		1	474	02/10/2020	AR	No	TAYLOR WIMPEY	23/10/2020	110.77	B	NHBC
191	0010035	185	185 Cockanyes Lane Alreford Es	113	9 Woodford Walk Alresford Colchester	Essex	CO7 8BZ	Tendring	Flat		1	495	02/10/2020	AR	No	TAYLOR WIMPEY	27/11/2020	110.77	B	NHBC
192	0010036	185	185 Cockanyes Lane Alreford Es	114	11 Woodford Walk Alresford Colchester	Essex	CO7 8BZ	Tendring	Flat		1	495	02/10/2020	AR	No	TAYLOR WIMPEY	19/11/2020	110.77	B	NHBC
193	0015002	200B	200B Gilden Way	2	20 Plumtree Drive Harlow	Essex	CM17 0JA	Harlow	Flat		1	537	15/09/2020	AR	No	TAYLOR WIMPEY	18/01/2021	160	B	NHBC
194	0015003	200B	200B Gilden Way	3	24 Plumtree Drive Harlow	Essex	CM17 0JA	Harlow	Flat		1	537	15/09/2020	AR	No	TAYLOR WIMPEY	06/01/2021	160	B	NHBC
195	0015007	200B	200B Gilden Way	7	30 Plumtree Drive Harlow	Essex	CM17 0JA	Harlow	Flat		1	537	15/09/2020	AR	No	TAYLOR WIMPEY	18/01/2021	160	B	NHBC
196	0015008	200B	200B Gilden Way	8	34 Plumtree Drive Harlow	Essex	CM17 0JA	Harlow	Flat		1	537	15/09/2020	AR	No	TAYLOR WIMPEY	06/01/2021	160	B	NHBC
197	0015009	200B	200B Gilden Way	9	38 Plumtree Drive Harlow	Essex	CM17 0JA	Harlow	Flat		1	537	15/09/2020	AR	No	TAYLOR WIMPEY	04/02/2021	160	B	NHBC
198	0015010	200B	200B Gilden Way	10	28 Plumtree Drive Harlow	Essex	CM17 0JA	Harlow	Flat		1	537	15/09/2020	AR	No	TAYLOR WIMPEY	06/01/2021	160	B	NHBC
199	0015011	200B	200B Gilden Way	11	32 Plumtree Drive Harlow	Essex	CM17 0JA	Harlow	Flat		1	537	15/09/2020	AR	No	TAYLOR WIMPEY	06/01/2021	160	B	NHBC
200	0015012	200B	200B Gilden Way	12	36 Plumtree Drive Harlow	Essex	CM17 0JA	Harlow	Flat		1	537	15/09/2020	AR	No	TAYLOR WIMPEY	06/01/2021	160	B	NHBC
201	0015020	200B	200B Gilden Way	57	39 Aspen Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	653	15/09/2020	AR	No	TAYLOR WIMPEY	06/01/2021	160	B	NHBC
202	0015038	200B	200B Gilden Way	1107	35 Kingfisher Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	502	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
203	0015039	200B	200B Gilden Way	1108	34 Kingfisher Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	502	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
204	0015040	200B	200B Gilden Way	1109	37 Kingfisher Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	502	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
205	0015041	200B	200B Gilden Way	1110	36 Kingfisher Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	502	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
206	0015042	200B	200B Gilden Way	1111	39 Kingfisher Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	502	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
207	0015044	200B	200B Gilden Way	1112	38 Kingfisher Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	502	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
208	0015045	200B	200B Gilden Way	1113	28 Kingfisher Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	502	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
209	0015046	200B	200B Gilden Way	1114	29 Kingfisher Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	502	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
210	0015047	200B	200B Gilden Way	1115	30 Kingfisher Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	502	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
211	0015048	200B	200B Gilden Way	1099	42 Plover Crescent Harlow	Essex	CM17 0JA	Harlow	Flat		1	653	04/08/2021	AR	No	TAYLOR WIMPEY				NHBC
212	0015050	200B	200B Gilden Way	1116	31 Kingfisher Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	502	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
213	0015051	200B	200B Gilden Way	1117	32 Kingfisher Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	502	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
214	0015052	200B	200B Gilden Way	1118	33 Kingfisher Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	502	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC

Unit Count	Unit Reference (ID)	Site Reference Number	Site Name	Plot Number	Property address	Unit County	Unit Post Code	Local Authority	Unit Type	Unit Position	Number of Bedrooms	Area (sq ft)	Practical Completion Date	Tenure	Grant	Developer	Tenancy Start Date	Weekly Rent	EPC Rating	Warranty Cover
215	0015053	200B	200B Gilden Way	1125	7 Tawny Owl Lane Harlow	Essex	CM17 0JA	Harlow	Flat		1	502	25/06/2021	AR	No	TAYLOR WIMPEY				NHBC
216	0015054	200B	200B Gilden Way	1122	13 Tawny Owl Lane Harlow	Essex	CM17 0JA	Harlow	Flat		1	692	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
217	0015055	200B	200B Gilden Way	1123	19 Tawny Owl Lane Harlow	Essex	CM17 0JA	Harlow	Flat		1	692	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
218	0015056	200B	200B Gilden Way	4	18 Plumtree Drive Harlow	Essex	CM17 0JA	Harlow	Flat		2	694	15/09/2020	AR	No	TAYLOR WIMPEY	06/01/2021	200	B	NHBC
219	0015057	200B	200B Gilden Way	5	22 Plumtree Drive Harlow	Essex	CM17 0JA	Harlow	Flat		2	694	15/09/2020	AR	No	TAYLOR WIMPEY	06/01/2021	200	B	NHBC
220	0015058	200B	200B Gilden Way	6	26 Plumtree Drive Harlow	Essex	CM17 0JA	Harlow	Flat		2	694	15/09/2020	AR	No	TAYLOR WIMPEY	06/01/2021	200	B	NHBC
221	0015065	200B	200B Gilden Way	60	41 Aspen Way Harlow	Essex	CM17 0JA	Harlow	Flat		2	692	16/12/2020	AR	No	TAYLOR WIMPEY	23/04/2021	192		NHBC
222	0015071	200B	200B Gilden Way	1182	14 Redstart Drive Harlow	Essex	CM17 0JA	Harlow	House	Mid Terrace	2	689	04/08/2021	AR	No	TAYLOR WIMPEY				NHBC
223	0015072	200B	200B Gilden Way	1183	16 Redstart Drive Harlow	Essex	CM17 0JA	Harlow	House	Mid Terrace	2	689	04/08/2021	AR	No	TAYLOR WIMPEY				NHBC
224	0015073	200B	200B Gilden Way	1187	30 Dunnock Road Harlow	Essex	CM17 0JA	Harlow	House	Mid Terrace	2	689	18/08/2021	AR	No	TAYLOR WIMPEY				NHBC
225	0015074	200B	200B Gilden Way	1188	32 Dunnock Road Harlow	Essex	CM17 0JA	Harlow	House	Mid Terrace	2	689	18/08/2021	AR	No	TAYLOR WIMPEY				NHBC
226	0015075	200B	200B Gilden Way	1189	34 Dunnock Road Harlow	Essex	CM17 0JA	Harlow	House	Mid Terrace	2	689	18/08/2021	AR	No	TAYLOR WIMPEY				NHBC
227	0015076	200B	200B Gilden Way	1101	46 Plover Crescent Harlow	Essex	CM17 0JA	Harlow	Flat		2	692	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
228	0015077	200B	200B Gilden Way	1102	48 Plover Crescent Harlow	Essex	CM17 0JA	Harlow	Flat		2	692	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
229	0015078	200B	200B Gilden Way	1103	50 Plover Crescent Harlow	Essex	CM17 0JA	Harlow	Flat		2	692	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
230	0015083	200B	200B Gilden Way	1119	11 Tawny Owl Lane Harlow	Essex	CM17 0JA	Harlow	Flat		2	692	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
231	0015084	200B	200B Gilden Way	1120	9 Tawny Owl Lane Harlow	Essex	CM17 0JA	Harlow	Flat		2	692	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
232	0015085	200B	200B Gilden Way	1121	15 Tawny Owl Lane Harlow	Essex	CM17 0JA	Harlow	Flat		2	692	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
233	0015086	200B	200B Gilden Way	1104	52 Plover Crescent Harlow	Essex	CM17 0JA	Harlow	Flat		2	692	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
234	0015087	200B	200B Gilden Way	1105	54 Plover Crescent Harlow	Essex	CM17 0JA	Harlow	Flat		2	692	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
235	0015088	200B	200B Gilden Way	1106	56 Plover Crescent Harlow	Essex	CM17 0JA	Harlow	Flat		2	692	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
236	0015092	200B	200B Gilden Way	1185	20 Redstart Drive Harlow	Essex	CM17 0JA	Harlow	House	Detached	3	931	04/08/2021	AR	No	TAYLOR WIMPEY				NHBC
237	0015093	200B	200B Gilden Way	1124	17 Tawny Owl Lane Harlow	Essex	CM17 0JA	Harlow	Flat		2	692	05/08/2021	AR	No	TAYLOR WIMPEY				NHBC
238	0015098	200B	200B Gilden Way	1209	15 Plover Crescent Harlow	Essex	CM17 0JA	Harlow	House	Semi detached	4	1099	18/08/2021	AR	No	TAYLOR WIMPEY				NHBC
239	0015099	200B	200B Gilden Way	1210	13 Plover Crescent Harlow	Essex	CM17 0JA	Harlow	House	Semi detached	4	1099	18/08/2021	AR	No	TAYLOR WIMPEY				NHBC
240	001644C00002	1644C	Phase 3A Lodge Farm	238	Plot 238 Phase 3A| Lodge Farm	Essex	CM8 1EJ	Braintree	Flat		2	798	12/02/2022	AR	No	Redrow				NHBC
241	001644C00003	1644C	Phase 3A Lodge Farm	239	Plot 239 Phase 3A| Lodge Farm	Essex	CM8 1EJ	Braintree	Flat		1	563	12/02/2022	AR	No	Redrow				NHBC
242	001644C00004	1644C	Phase 3A Lodge Farm	240	Plot 240 Phase 3A| Lodge Farm	Essex	CM8 1EJ	Braintree	Flat		1	649	12/02/2022	AR	No	Redrow				NHBC
243	001644C00005	1644C	Phase 3A Lodge Farm	241	Plot 241 Phase 3A| Lodge Farm	Essex	CM8 1EJ	Braintree	Flat		2	798	12/02/2022	AR	No	Redrow				NHBC
244	001644C00006	1644C	Phase 3A Lodge Farm	242	Plot 242 Phase 3A| Lodge Farm	Essex	CM8 1EJ	Braintree	Flat		1	563	12/02/2022	AR	No	Redrow				NHBC
245	001644C00007	1644C	Phase 3A Lodge Farm	243	Plot 243 Phase 3A| Lodge Farm	Essex	CM8 1EJ	Braintree	Flat		1	649	12/02/2022	AR	No	Redrow				NHBC
246	001644C00008	1644C	Phase 3A Lodge Farm	244	Plot 244 Phase 3A| Lodge Farm	Essex	CM8 1EJ	Braintree	Flat		2	777	12/02/2022	AR	No	Redrow				NHBC
247	001644C00009	1644C	Phase 3A Lodge Farm	245	Plot 245 Phase 3A| Lodge Farm	Essex	CM8 1EJ	Braintree	Flat		1	542	12/02/2022	AR	No	Redrow				NHBC
248	002014A00002	2014A	Park Farm South East	44	5 Cockerel Place Kingsnorth Ashford	Kent	TN25 7AE	Ashford	Flat	Detached	1	744	26/07/2021	AR	No	Persimmon				PG
249	002014A00003	2014A	Park Farm South East	51	2 Cockerel Place Kingsnorth Ashford	Kent	TN25 7AE	Ashford	Flat	Detached	1	744	26/07/2021	AR	No	Persimmon				PG
250	002014A00004	2014A	Park Farm South East	56	12 Cockerel Place Kingsnorth Ashford	Kent	TN25 7AE	Ashford	House	Semi detached	2	849	26/07/2021	AR	No	Persimmon				PG
251	002014A00005	2014A	Park Farm South East	57	14 Cockerel Place Kingsnorth Ashford	Kent	TN25 7AE	Ashford	House		2	849	26/07/2021	AR	No	Persimmon				PG
252	002014A00034	2014A	Park Farm South East	40	13 Cockerel Place Kingsnorth Ashford	Kent	TN25 7AE	Ashford	House	End Terrace	3	929	26/07/2021	AR	No	Persimmon				PG
253	002014A00035	2014A	Park Farm South East	41	11 Cockerel Place Kingsnorth Ashford	Kent	TN25 7AE	Ashford	House	Mid Terrace	3	929	26/07/2021	AR	No	Persimmon				PG
254	002014A00036	2014A	Park Farm South East	42	9 Cockerel Place Kingsnorth Ashford	Kent	TN25 7AE	Ashford	House	Mid Terrace	3	929	26/07/2021	AR	No	Persimmon				PG
255	002014A00037	2014A	Park Farm South East	43	7 Cockerel Place Kingsnorth Ashford	Kent	TN25 7AE	Ashford	House	End Terrace	3	929	26/07/2021	AR	No	Persimmon				PG
256	002014A00038	2014A	Park Farm South East	49	7 Honeybee Drive Kingsnorth Ashford	Kent	TN25 7AE	Ashford	House	Detached	3	929	30/06/2021	AR	No	Persimmon				PG
257	002014A00039	2014A	Park Farm South East	50	5 Honeybee Drive Kingsnorth Ashford	Kent	TN25 7AE	Ashford	House	Detached	3	929	30/06/2021	AR	No	Persimmon				PG
258	0021028	689	689 Celsea Place	72	14 Ashfield Way Cholsey Wallingford	Oxfordshire	OX10 9QW	South Oxfordshire	House	End Terrace	2	855	20/08/2020	AR	No	LINDEN LIMITED	24/09/2020	203.08	B	PG
259	0021029	689	689 Celsea Place	73	12 Ashfield Way Cholsey Wallingford	Oxfordshire	OX10 9QW	South Oxfordshire	House	Mid Terrace	2	855	20/08/2020	AR	No	LINDEN LIMITED	24/09/2020	203.08	B	PG
260	0021030	689	689 Celsea Place	74	10 Ashfield Way Cholsey Wallingford	Oxfordshire	OX10 9QW	South Oxfordshire	House	End Terrace	2	855	20/08/2020	AR	No	LINDEN LIMITED	24/09/2020	203.08	B	PG
261	0023001	502	502 Baker Oat Frensham	6	5 Stable Close Wrecclesham Farnham	Surrey	GU10 4TJ	Waverley	House	Semi detached	3	1002	26/11/2020	AR	No	CALA MANAGEMENT LIMITED	19/03/2021	253.15		NHBC
262	0023002	502	502 Baker Oat Frensham	7	6 Stable Close Wrecclesham Farnham	Surrey	GU10 4TJ	Waverley	House	Semi detached	3	1002	26/11/2020	AR	No	CALA MANAGEMENT LIMITED	22/01/2021	253.15		NHBC
263	0023007	502	502 Baker Oat Frensham	12	9 Stable Close Wrecclesham Farnham	Surrey	GU10 4TJ	Waverley	Flat		1	538	18/03/2020	AR	No	CALA MANAGEMENT LIMITED	16/07/2020	147.7	B	NHBC
264	002314G00001	2314G	Emmbrook Place	101	Flat 1 1 Block A Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	770	08/12/2020	AR	Yes	Bovis Homes			B	NHBC
265	002314G00002	2314G	Emmbrook Place	102	Flat 2 1 Block A Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	776	08/12/2020	AR	Yes	Bovis Homes			B	NHBC
266	002314G00003	2314G	Emmbrook Place	103	Flat 3 1 Block A Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	781	08/12/2020	AR	Yes	Bovis Homes			B	NHBC
267	002314G00004	2314G	Emmbrook Place	104	Flat 4 1 Block A Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	781	08/12/2020	AR	Yes	Bovis Homes			B	NHBC
268	002314G00005	2314G	Emmbrook Place	105	Flat 5 1 Block A Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	776	08/12/2020	AR	Yes	Bovis Homes			B	NHBC
269	002314G00006	2314G	Emmbrook Place	106	Flat 6 1 Block A Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	781	08/12/2020	AR	Yes	Bovis Homes			B	NHBC
270	002314G00007	2314G	Emmbrook Place	107	Flat 7 1 Block A Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	781	08/12/2020	AR	Yes	Bovis Homes			B	NHBC
271	002314G00008	2314G	Emmbrook Place	108	Flat 8 1 Block A Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	776	08/12/2020	AR	Yes	Bovis Homes			B	NHBC
272	002314G00009	2314G	Emmbrook Place	109	Flat 9 1 Block A Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	781	08/12/2020	AR	Yes	Bovis Homes			B	NHBC
273	002314G00010	2314G	Emmbrook Place	418	Flat 1 7 Block G Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	790	26/02/2021	AR	Yes	Bovis Homes			B	NHBC
274	002314G00011	2314G	Emmbrook Place	419	Flat 2 7 Block G Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	790	26/02/2021	AR	Yes	Bovis Homes			B	NHBC
275	002314G00012	2314G	Emmbrook Place	420	Flat 3 7 Block G Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	790	26/02/2021	AR	Yes	Bovis Homes			B	NHBC
276	002314G00013	2314G	Emmbrook Place	421	Flat 4 7 Block G Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	790	26/02/2021	AR	Yes	Bovis Homes			B	NHBC
277	002314G00014	2314G	Emmbrook Place	422	Flat 5 7 Block G Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	790	26/02/2021	AR	Yes	Bovis Homes			B	NHBC
278	002314G00015	2314G	Emmbrook Place	423	Flat 6 7 Block G Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	790	26/02/2021	AR	Yes	Bovis Homes			B	NHBC
279	000024100001	241	Blyth Road	1	34G Blyth Road Hayes	Greater London	UB3 1BY	Hillingdon	House	End Terrace	3	1194	26/02/2021	AR	No	Bellway London			B	NHBC
280	000024100002	241	Blyth Road	2	34F Blyth Road Hayes	Greater London	UB3 1BY	Hillingdon	House	Mid Terrace	3	1194	26/02/2021	AR	No	Bellway London			B	NHBC
281	000024100003	241	Blyth Road	3	34E Blyth Road Hayes	Greater London	UB3 1BY	Hillingdon	House	Mid Terrace	3	1194	26/02/2021	AR	No	Bellway London			B	NHBC
282	000024100004	241	Blyth Road	4	34D Blyth Road Hayes	Greater London	UB3 1BY	Hillingdon	House	Mid Terrace	3	1194	26/02/2021	AR	No	Bellway London			B	NHBC
283	000024100005	241	Blyth Road	5	34C Blyth Road Hayes	Greater London	UB3 1BY	Hillingdon	House	Mid Terrace	3	1194	26/02/2021	AR	No	Bellway London			B	NHBC
284	000024100006	241	Blyth Road	6	34B Blyth Road Hayes	Greater London	UB3 1BY	Hillingdon	House	Mid Terrace	3	1194	26/02/2021	AR	No	Bellway London			B	NHBC
285	000024100007	241	Blyth Road	7	34A Blyth Road Hayes	Greater London	UB3 1BY	Hillingdon	House	End Terrace	3	1194	26/02/2021	AR	No	Bellway London			B	NHBC
286	0025017	200C	200C Gilden Way	183	18 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	539	10/09/2021	AR	No	PERSIMMONS				NHBC
287	0025018	200C	200C Gilden Way	184	20 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	539	10/09/2021	AR	No	PERSIMMONS				NHBC
288	0025019	200C	200C Gilden Way	185	22 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	539	10/09/2021	AR	No	PERSIMMONS				NHBC
289	0025020	200C	200C Gilden Way	186	17 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		2	630	10/09/2021	AR	No	PERSIMMONS				NHBC
290	0025021	200C	200C Gilden Way	187	19 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		2	630	10/09/2021	AR	No	PERSIMMONS				NHBC
291	0025022	200C	200C Gilden Way	188	21 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		2	630	10/09/2021	AR	No	PERSIMMONS				NHBC
292	0025023	200C	200C Gilden Way	189	23 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		2	630	10/09/2021	AR	No	PERSIMMONS				NHBC
293	0025032	200C	200C Gilden Way	198	32 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	550	03/09/2021	AR	No	PERSIMMONS				NHBC
294	0025033	200C	200C Gilden Way	199	33 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	550	03/09/2021	AR	No	PERSIMMONS				NHBC
295	0025034	200C	200C Gilden Way	200	35 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	550	03/09/2021	AR	No	PERSIMMONS				NHBC
296	0025035	200C	200C Gilden Way	201	37 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	550	03/09/2021	AR	No	PERSIMMONS				NHBC
297	0025036	200C	200C Gilden Way	202	34 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		2	762	03/09/2021	AR	No	PERSIMMONS				NHBC
298	0025037	200C	200C Gilden Way	203	36 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		2	762	03/09/2021	AR	No	PERSIMMONS				NHBC
299	0025038	200C	200C Gilden Way	204	38 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		2	762	03/09/2021	AR	No	PERSIMMONS				NHBC
300	0025039	200C	200C Gilden Way	205	39 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	554	03/09/2021	AR	No	PERSIMMONS				NHBC
301	0025040	200C	200C Gilden Way	206	41 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	554	03/09/2021	AR	No	PERSIMMONS				NHBC
302	0025041	200C	200C Gilden Way	207	43 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	554	03/09/2021	AR	No	PERSIMMONS				NHBC
303	0025042	200C	200C Gilden Way	208	40 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	559	03/09/2021	AR	No	PERSIMMONS				NHBC
304	0025043	200C	200C Gilden Way	209	42 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	559	03/09/2021	AR	No	PERSIMMONS				NHBC
305	0025044	200C	200C Gilden Way	210	44 Myrtle Close Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	559	03/09/2021	AR	No	PERSIMMONS				NHBC
306	0025089	200C	200C Gilden Way	303	21 Juniper Road Gilden Way Harlow	Essex	CM17 0JA	Harlow	House	End Terrace	2	638	16/03/2021	AR	No	PERSIMMONS	23/04/2021	207.12	B	NHBC
307	0025090	200C	200C Gilden Way	304	19 Juniper Road Gilden Way Harlow	Essex	CM17 0JA	Harlow	House	Mid Terrace	2	638	16/03/2021	AR	No	PERSIMMONS	23/04/2021	207.12	B	NHBC
308	0025091	200C	200C Gilden Way	305	17 Juniper Road Gilden Way Harlow	Essex	CM17 0JA	Harlow	House	Mid Terrace	2	638	16/03/2021	AR	No	PERSIMMONS	26/04/2021	207.12	B	NHBC
309	0026001	252	252 Wharf off the Bull Ring	39	Flat 2 26 Brindley House The Waterway Nuneaton	Warwickshire	CV10 7BE	Nuneaton and Bedworth	Flat		1	420	23/06/2021	AR	No	AR CARTWRIGHT LIMITED			B	NHBC
310	0026002	252	252 Wharf off the Bull Ring	42	Flat 5 26 Brindley House The Waterway Nuneaton	Warwickshire	CV10 7BE	Nuneaton and Bedworth	Flat		1	420	23/06/2021	AR	No	AR CARTWRIGHT LIMITED			B	NHBC
311	0026003	252	252 Wharf off the Bull Ring	40	Flat 3 26 Brindley House The Waterway Nuneaton	Warwickshire	CV10 7BE	Nuneaton and Bedworth	Flat		1	436	23/06/2021	AR	No	AR CARTWRIGHT LIMITED			B	NHBC
312	0026004	252	252 Wharf off the Bull Ring	43	Flat 6 26 Brindley House The Waterway Nuneaton	Warwickshire	CV10 7BE	Nuneaton and Bedworth	Flat		1	436	23/06/2021	AR	No	AR CARTWRIGHT LIMITED			B	NHBC
313	0026005	252	252 Wharf off the Bull Ring	44	Flat 7 26 Brindley House The Waterway Nuneaton	Warwickshire	CV10 7BE	Nuneaton and Bedworth	Flat		1	586	23/06/2021	AR	No	AR CARTWRIGHT LIMITED			B	NHBC
314	0026006	252	252 Wharf off the Bull Ring	41	Flat 4 26 Brindley House The Waterway Nuneaton	Warwickshire	CV10 7BE	Nuneaton and Bedworth	Flat		2	570	23/06/2021	AR	No	AR CARTWRIGHT LIMITED			B	NHBC
315	0026007	252	252 Wharf off the Bull Ring	38	Flat 1 26 Brindley House The Waterway Nuneaton	Warwickshire	CV10 7BE	Nuneaton and Bedworth	Flat		2	656	23/06/2021	AR	No	AR CARTWRIGHT LIMITED			B	NHBC
316	0029005	448	448 Land Off Cranleigh Road P	53	86 SOUTHFIELDS Porchester Fareham	Hampshire	PO16 9DW	Fareham	Flat	Part of Multiple Unit House	1	548	25/09/2020	AR	No	PERSIMMONS	16/04/2021	129.23	B	NHBC
317	0029006	448	448 Land Off Cranleigh Road P	54	86 SOUTHFIELDS Porchester Fareham	Hampshire	PO16 9DW	Fareham	Flat	Part of Multiple Unit House	1	548	25/09/2020	AR	No	PERSIMMONS	16/04/2021	129.23	B	NHBC
318	0029007	448	448 Land Off Cranleigh Road P	85	3 BERRY CLOSE Porchester Fareham	Hampshire	PO16 9DW	Fareham	Flat	Part of Multiple Unit House	1	548	02/12/2020	AR	No	PERSIMMONS	23/03/2021	129.23	B	NHBC
319	0029008	448	448 Land Off Cranleigh Road P	86	5 BERRY CLOSE Porchester Fareham	Hampshire	PO16 9DW	Fareham	Flat	Part of Multiple Unit House	1	548	02/12/2020	AR	No	PERSIMMONS	29/03/2021	129.23	B	NHBC
320	0029009	448	448 Land Off Cranleigh Road P	91	6 BERRY CLOSE Porchester Fareham	Hampshire	PO16 9DW	Fareham	Flat	Part of Multiple Unit House	1	548	02/12/2020	AR	No	PERSIMMONS	14/01/2021	129.23	B	NHBC
321	0029010	448	448 Land Off Cranleigh Road P	92	4 BERRY CLOSE Porchester Fareham	Hampshire	PO16 9DW	Fareham	Flat	Part of Multiple Unit House	1	548	02/12/2020	AR	No	PERSIMMONS	14/01/2021	129.23	B	NHBC

Unit Count	Unit Reference (ID)	Site Reference Number	Site Name	Plot Number	Property address	Unit County	Unit Post Code	Local Authority	Unit Type	Unit Position	Number of Bedrooms	Area (sq ft)	Practical Completion Date	Tenure	Grant	Developer	Tenancy Start Date	Weekly Rent	EPC Rating	Warranty Cover
322	0029011	448	448 Land Off Cranleigh Road P	11	17 Southfields Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Semi detached	2	631	16/10/2020	AR	No	PERSIMMONS	03/12/2020	166.15	B	NHBC
323	0029012	448	448 Land Off Cranleigh Road P	12	15 Southfields Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Semi detached	2	631	16/10/2020	AR	No	PERSIMMONS	04/12/2020	166.15	B	NHBC
324	0029013	448	448 Land Off Cranleigh Road P	13	11 Southfields Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Semi detached	2	631	16/10/2020	AR	No	PERSIMMONS	11/11/2020	166.15	B	NHBC
325	0029014	448	448 Land Off Cranleigh Road P	14	9 Southfields Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Semi detached	2	631	16/10/2020	AR	No	PERSIMMONS	11/11/2020	166.15	B	NHBC
326	0029015	448	448 Land Off Cranleigh Road P	25	30 Southfields Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Semi detached	2	631	18/12/2020	AR	No	PERSIMMONS	19/02/2021	166.15	B	NHBC
327	0029016	448	448 Land Off Cranleigh Road P	26	32 Southfields Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Semi detached	2	631	18/12/2020	AR	No	PERSIMMONS	12/03/2021	166.15	B	NHBC
328	0029017	448	448 Land Off Cranleigh Road P	27	34 Southfields Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Semi detached	2	631	18/12/2020	AR	No	PERSIMMONS	29/03/2021	166.15	B	NHBC
329	0029018	448	448 Land Off Cranleigh Road P	28	36 Southfields Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Semi detached	2	631	18/12/2020	AR	No	PERSIMMONS	24/03/2021	166.15	B	NHBC
330	0029021	448	448 Land Off Cranleigh Road P	89	10 Berry Close Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Semi detached	2	631	06/11/2020	AR	No	PERSIMMONS	14/01/2021	166.15	B	NHBC
331	0029022	448	448 Land Off Cranleigh Road P	90	8 Berry Close Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Semi detached	2	631	06/11/2020	AR	No	PERSIMMONS	20/01/2021	166.15	B	NHBC
332	0029023	448	448 Land Off Cranleigh Road P	94	33 Southfields Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Semi detached	2	631	16/10/2020	AR	No	PERSIMMONS	03/12/2020	166.15	B	NHBC
333	0029024	448	448 Land Off Cranleigh Road P	95	35 Southfields Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Semi detached	2	631	16/10/2020	AR	No	PERSIMMONS	04/12/2020	166.15	B	NHBC
334	0029025	448	448 Land Off Cranleigh Road P	29	38 Southfields Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Semi detached	3	874	18/12/2020	AR	No	PERSIMMONS	30/04/2021	203.08	B	NHBC
335	0029026	448	448 Land Off Cranleigh Road P	30	40 Southfields Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Semi detached	3	874	18/12/2020	AR	No	PERSIMMONS	20/04/2021	203.08	B	NHBC
336	0029029	448	448 Land Off Cranleigh Road P	55	90 Southfields Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Semi detached	3	874	20/08/2020	AR	No	PERSIMMONS	11/11/2020	201.37	B	NHBC
337	0029030	448	448 Land Off Cranleigh Road P	56	92 Southfields Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Semi detached	3	874	25/09/2020	AR	No	PERSIMMONS	19/02/2021	201.37	B	NHBC
338	0029031	448	448 Land Off Cranleigh Road P	96	37 Southfields Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Detached	3	874	16/10/2020	AR	No	PERSIMMONS	03/12/2020	201.37	B	NHBC
339	0029032	448	448 Land Off Cranleigh Road P	112	49 Southfields Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Detached	3	874	25/09/2020	AR	No	PERSIMMONS	21/12/2020	175.38	B	NHBC
340	0029034	448	448 Land Off Cranleigh Road P	24	28 Southfields Porchester Fareham	Hampshire	PO16 9DW	Fareham	House	Detached	4	1247	18/12/2020	AR	No	PERSIMMONS	29/03/2021	249.23	B	NHBC
341	0032037	164C	164C West Witney (PERSIMMON)	268	9 Moggridge Walk Witney	Oxfordshire	OX29 0YA	West Oxfordshire	Flat	Semi detached	1	527	31/10/2019	AR	No	PERSIMMONS	17/06/2020	133.49	B	PG
342	0032048	164C	164C West Witney (PERSIMMON)	178	16 Alice Batt Road Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Semi detached	2	761	25/06/2020	AR	No	PERSIMMONS	11/06/2021	179.52	B	PG
343	0032049	164C	164C West Witney (PERSIMMON)	179	14 Alice Batt Road Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Semi detached	2	761	25/06/2020	AR	No	PERSIMMONS	23/07/2020	170.77	B	PG
344	0032050	164C	164C West Witney (PERSIMMON)	193	15 Alice Batt Road Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Semi detached	2	761	25/06/2020	AR	No	PERSIMMONS	17/07/2020	170.77	B	PG
345	0032051	164C	164C West Witney (PERSIMMON)	194	13 Alice Batt Road Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Semi detached	2	761	25/06/2020	AR	No	PERSIMMONS	17/07/2020	170.77	B	PG
346	0032052	164C	164C West Witney (PERSIMMON)	195	11 Alice Batt Road Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Semi detached	2	761	25/06/2020	AR	No	PERSIMMONS	17/07/2020	170.77	B	PG
347	0032053	164C	164C West Witney (PERSIMMON)	196	9 Alice Batt Road Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Semi detached	2	761	25/06/2020	AR	No	PERSIMMONS	23/07/2020	170.77	B	PG
348	0032054	164C	164C West Witney (PERSIMMON)	223	7 Sidney Smith Place Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Semi detached	2	761	15/12/2020	AR	No	PERSIMMONS	06/02/2021	170.77	B	PG
349	0032055	164C	164C West Witney (PERSIMMON)	224	5 Sidney Smith Place Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Semi detached	2	761	15/12/2020	AR	No	PERSIMMONS	06/02/2021	170.77	B	PG
350	0032065	164C	164C West Witney (PERSIMMON)	180	12 Alice Batt Road Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Semi detached	3	908	25/06/2020	AR	No	PERSIMMONS	17/07/2020	189.23	B	PG
351	0032066	164C	164C West Witney (PERSIMMON)	181	10 Alice Batt Road Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Semi detached	3	908	25/06/2020	AR	No	PERSIMMONS	27/03/2021	216.92	B	PG
352	0032067	164C	164C West Witney (PERSIMMON)	218	17 Sidney Smith Place Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	End Terrace	3	908	30/11/2020	AR	No	PERSIMMONS	06/02/2021	189.23	B	PG
353	0032068	164C	164C West Witney (PERSIMMON)	219	15 Sidney Smith Place Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Mid Terrace	3	908	30/11/2020	AR	No	PERSIMMONS	06/02/2021	189.23	B	PG
354	0032069	164C	164C West Witney (PERSIMMON)	220	13 Sidney Smith Place Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	End Terrace	3	908	30/11/2020	AR	No	PERSIMMONS	25/02/2021	203.08	B	PG
355	0032070	164C	164C West Witney (PERSIMMON)	211	10 Sidney Smith Place Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Semi detached	4	1110	30/11/2020	AR	No	PERSIMMONS	08/02/2021	240	B	PG
356	0032071	164C	164C West Witney (PERSIMMON)	212	12 Sidney Smith Place Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Semi detached	4	1110	30/11/2020	AR	No	PERSIMMONS	22/02/2021	240	B	PG
357	0032072	164C	164C West Witney (PERSIMMON)	221	11 Sidney Smith Place Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Semi detached	4	1110	15/12/2020	AR	No	PERSIMMONS	06/02/2021	198.46	B	PG
358	0032073	164C	164C West Witney (PERSIMMON)	222	9 Sidney Smith Place Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Semi detached	4	1110	15/12/2020	AR	No	PERSIMMONS	06/02/2021	198.46	B	PG
359	0033039	164A	164A West Witney (BLOOR)	594	16 Mary Ellis Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Semi detached	2	732	27/01/2021	AR	No	BLOOR HOMES LIMITED	22/02/2021	166.15	B	NHBC
360	0033040	164A	164A West Witney (BLOOR)	595	14 Mary Ellis Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Semi detached	2	732	27/01/2021	AR	No	BLOOR HOMES LIMITED	02/03/2021	166.15	B	NHBC
361	0033041	164A	164A West Witney (BLOOR)	596	12 Mary Ellis Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Semi detached	2	732	27/01/2021	AR	No	BLOOR HOMES LIMITED	02/03/2021	166.15	B	NHBC
362	0033042	164A	164A West Witney (BLOOR)	597	10 Mary Ellis Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Semi detached	2	732	27/01/2021	AR	No	BLOOR HOMES LIMITED	02/03/2021	166.15	B	NHBC
363	0033044	164A	164A West Witney (BLOOR)	608	45 Mary Ellis Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Mid Terrace	4	1076	25/02/2021	AR	No	BLOOR HOMES LIMITED	18/06/2021	235.38	B	NHBC
364	0033045	164A	164A West Witney (BLOOR)	609	47 Mary Ellis Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	End Terrace	4	1076	25/02/2021	AR	No	BLOOR HOMES LIMITED	15/05/2021	235.38	B	NHBC
365	0033046	164A	164A West Witney (BLOOR)	610	49 Mary Ellis Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	End Terrace	3	882	30/11/2020	AR	No	BLOOR HOMES LIMITED	03/02/2021	203.08	B	NHBC
366	0033047	164A	164A West Witney (BLOOR)	611	51 Mary Ellis Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Mid Terrace	3	882	30/11/2020	AR	No	BLOOR HOMES LIMITED	03/02/2021	203.08	B	NHBC
367	0033048	164A	164A West Witney (BLOOR)	612	53 Mary Ellis Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	End Terrace	3	882	30/11/2020	AR	No	BLOOR HOMES LIMITED	03/02/2021	203.08	B	NHBC
368	0033049	164A	164A West Witney (BLOOR)	613	55 Mary Ellis Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	End Terrace	2	732	30/11/2020	AR	No	BLOOR HOMES LIMITED	03/02/2021	162.46	B	NHBC
369	0033050	164A	164A West Witney (BLOOR)	614	57 Mary Ellis Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Mid Terrace	2	732	30/11/2020	AR	No	BLOOR HOMES LIMITED	03/02/2021	158.77	B	NHBC
370	0033051	164A	164A West Witney (BLOOR)	615	59 Mary Ellis Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	End Terrace	2	732	30/11/2020	AR	No	BLOOR HOMES LIMITED	03/02/2021	162.46	B	NHBC
371	0033056	164A	164A West Witney (BLOOR)	607	43 Mary Ellis Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	End Terrace	4	1076	25/02/2021	AR	No	BLOOR HOMES LIMITED	18/06/2021	235.38	B	NHBC
372	0034039	362	362 Higher Standen Clitheroe	94E	8 Roman Road Crescent Clitheroe	Lancashire	BB7 2QF	Ribble Valley	House	End Terrace	2	603	27/11/2020	AR	No	TAYLOR WIMPEY	26/01/2021	97.81	B	NHBC
373	0034040	362	362 Higher Standen Clitheroe	95M	10 Roman Road Crescent Clitheroe	Lancashire	BB7 2QF	Ribble Valley	House	Mid Terrace	2	603	27/11/2020	AR	No	TAYLOR WIMPEY	26/01/2021	97.81	B	NHBC
374	0034041	362	362 Higher Standen Clitheroe	96M	12 Roman Road Crescent Clitheroe	Lancashire	BB7 2QF	Ribble Valley	House	Mid Terrace	2	603	27/11/2020	AR	No	TAYLOR WIMPEY	26/01/2021	87.81	B	NHBC
375	0034042	362	362 Higher Standen Clitheroe	97M	14 Roman Road Crescent Clitheroe	Lancashire	BB7 2QF	Ribble Valley	House	Mid Terrace	2	603	27/11/2020	AR	No	TAYLOR WIMPEY	26/01/2021	97.81	B	NHBC
376	0034043	362	362 Higher Standen Clitheroe	98M	16 Roman Road Crescent Clitheroe	Lancashire	BB7 2QF	Ribble Valley	House	Mid Terrace	2	603	27/11/2020	AR	No	TAYLOR WIMPEY	26/01/2021	97.81	B	NHBC
377	0034044	362	362 Higher Standen Clitheroe	99E	18 Roman Road Crescent Clitheroe	Lancashire	BB7 2QF	Ribble Valley	House	End Terrace	2	603	27/11/2020	AR	No	TAYLOR WIMPEY	30/01/2021	97.81	B	NHBC
378	0034047	362	362 Higher Standen Clitheroe	114E	4 Audley Clough Clitheroe	Lancashire	BB7 2QF	Ribble Valley	House	End Terrace	2	742	31/03/2021	AR	No	TAYLOR WIMPEY			B	NHBC
379	0034048	362	362 Higher Standen Clitheroe	115M	6 Audley Clough Clitheroe	Lancashire	BB7 2QF	Ribble Valley	House	Mid Terrace	2	742	31/03/2021	AR	No	TAYLOR WIMPEY			B	NHBC
380	0034049	362	362 Higher Standen Clitheroe	116E	8 Audley Clough Clitheroe	Lancashire	BB7 2QF	Ribble Valley	House	End Terrace	2	742	31/03/2021	AR	No	TAYLOR WIMPEY	29/05/2021	97.81	B	NHBC
381	0035001	154B	154B Bishops Stortford North	66	8 Franklin Street Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2PW	East Hertfordshire	House	End Terrace	1	548	19/02/2021	AR	No	PERSIMMONS	25/02/2021	152.31	B	NHBC
382	0035002	154B	154B Bishops Stortford North	67	10 Franklin Street Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2PW	East Hertfordshire	House	Mid Terrace	1	548	19/02/2021	AR	No	PERSIMMONS	01/03/2021	152.31	B	NHBC
383	0035003	154B	154B Bishops Stortford North	68	12 Franklin Street Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2PW	East Hertfordshire	House	End Terrace	1	548	19/02/2021	AR	No	PERSIMMONS	10/03/2021	152.31	B	NHBC
384	0035004	154B	154B Bishops Stortford North	69	14 Franklin Street Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2PW	East Hertfordshire	House	End Terrace	1	548	19/02/2021	AR	No	PERSIMMONS	25/02/2021	152.31	B	NHBC
385	0035005	154B	154B Bishops Stortford North	70	16 Franklin Street Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2PW	East Hertfordshire	House	Mid Terrace	1	548	19/02/2021	AR	No	PERSIMMONS	08/03/2021	152.31	B	NHBC
386	0035006	154B	154B Bishops Stortford North	71	18 Franklin Street Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2PW	East Hertfordshire	House	End Terrace	1	548	19/02/2021	AR	No	PERSIMMONS	25/02/2021	152.31	B	NHBC
387	0035024	154B	154B Bishops Stortford North	64	4 Franklin Street Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2PW	East Hertfordshire	House	Semi detached	2	761	19/02/2021	AR	No	PERSIMMONS	25/02/2021	207.12	B	NHBC
388	0035025	154B	154B Bishops Stortford North	65	6 Franklin Street Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2PW	East Hertfordshire	House	Semi detached	2	761	19/02/2021	AR	No	PERSIMMONS	25/02/2021	207.12	B	NHBC
389	0036001	377B	377B Chestnut Grove	603	25 Jutland Drive Brackley	Northamptonshire	NN13 6EA	South Northamptonshire	House	End Terrace	2	670	21/07/2020	AR	No	TAYLOR WIMPEY	15/10/2020	170.77	B	NHBC
390	0036002	377B	377B Chestnut Grove	604	27 Jutland Drive Brackley	Northamptonshire	NN13 6EA	South Northamptonshire	House	End Terrace	2	670	21/07/2020	AR	No	TAYLOR WIMPEY	20/11/2020	170.77	B	NHBC
391	0036006	377B	377B Chestnut Grove	620	19 Jutland Drive Brackley	Northamptonshire	NN13 6EA	South Northamptonshire	House	End Terrace	2	866	21/07/2020	AR	No	TAYLOR WIMPEY	15/10/2020	166.15	B	NHBC
392	0036007	377B	377B Chestnut Grove	621	21 Jutland Drive Brackley	Northamptonshire	NN13 6EA	South Northamptonshire	Flat	Part of Multiple Unit House	2	760	21/07/2020	AR	No	TAYLOR WIMPEY	15/10/2020	143.08	B	NHBC
393	0036008	377B	377B Chestnut Grove	647	25 Flanders Way Brackley	Northamptonshire	NN13 6EA	South Northamptonshire	House	Mid Terrace	2	866	12/11/2020	AR	No	TAYLOR WIMPEY	26/11/2020	166.15	B	NHBC
394	0036009	377B	377B Chestnut Grove	648	27 Flanders Way Brackley	Northamptonshire	NN13 6EA	South Northamptonshire	House	Mid Terrace	2	866	12/11/2020	AR	No	TAYLOR WIMPEY	26/11/2020	166.15	B	NHBC
395	0036010	377B	377B Chestnut Grove	649	29 Flanders Way Brackley	Northamptonshire	NN13 6EA	South Northamptonshire	House	Mid Terrace	2	866	12/11/2020	AR	No	TAYLOR WIMPEY	26/11/2020	166.15	B	NHBC
396	0036011	377B	377B Chestnut Grove	650	31 Flanders Way Brackley	Northamptonshire	NN13 6EA	South Northamptonshire	Flat	Part of Multiple Unit House	2	760	12/11/2020	AR	No	TAYLOR WIMPEY	05/01/2021	138.46	B	NHBC
397	0036012	377B	377B Chestnut Grove	651	33 Flanders Way Brackley	Northamptonshire	NN13 6EA	South Northamptonshire	House	Mid Terrace	2	866	12/11/2020	AR	No	TAYLOR WIMPEY	23/12/2020	166.15	B	NHBC
398	0036016	377B	377B Chestnut Grove	599	17 Jutland Drive Brackley	Northamptonshire	NN13 6EA	South Northamptonshire	House	End Terrace	3	916	21/07/2020	AR	No	TAYLOR WIMPEY	15/10/2020	193.85	B	NHBC
399	0036017	377B	377B Chestnut Grove	646	23 Flanders Way Brackley	Northamptonshire	NN13 6EA	South Northamptonshire	House	End Terrace	3	910	12/11/2020	AR	No	TAYLOR WIMPEY	23/12/2020	193.85	B	NHBC
400	0036018	377B	377B Chestnut Grove	652	35 Flanders Way Brackley	Northamptonshire	NN13 6EA	South Northamptonshire	House	End Terrace	3	910	12/11/2020	AR	No	TAYLOR WIMPEY	26/11/2020	193.85	B	NHBC
401	0037034	105	105 Waterloo Road	149	63 Damson Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	Flat		1	510	21/08/2020	SR	No	MILLER HOMES	20/11/2020	89.62	B	NHBC
402	0037035	105	105 Waterloo Road	150	61 Damson Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	Flat		1	560	21/08/2020	SR	No	MILLER HOMES	16/10/2020	91.52	B	NHBC
403	0037038	105	105 Waterloo Road	148	65 Damson Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	End Terrace	2	775	21/08/2020	SR	No	MILLER HOMES	16/10/2020	111.59	B	NHBC
404	0037042	105	105 Waterloo Road	141	7 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	End Terrace	3	910	25/09/2020	AR	No	MILLER HOMES	20/11/2020	156.92	B	NHBC
405	0037044	105	105 Waterloo Road	140	9 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	End Terrace	3	910	26/11/2020	SR	No	MILLER HOMES	10/04/2021	126.69	B	NHBC
406	0037047	105	105 Waterloo Road	138	15 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	End Terrace	3	910	26/11/2020	SR	No	MILLER HOMES	27/01/2021	126.69	B	NHBC
407	0037048	105	105 Waterloo Road	139	11 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	Mid Terrace	2	775	26/11/2020	SR	No	MILLER HOMES	26/01/2021	109.23	B	NHBC
408	0037050	105	105 Waterloo Road	126	39 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	Mid Terrace	2	775	11/12/2020	AR	No	MILLER HOMES	26/01/2021	138.46	B	NHBC
409	0037051	105	105 Waterloo Road	127	37 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	End Terrace	3	910	11/12/2020	AR	No	MILLER HOMES	26/01/2021	156.92	B	NHBC
410	0037052	105	105 Waterloo Road	128	35 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	End Terrace	2	775	11/12/2020	AR	No	MILLER HOMES	03/03/2021	138.46	B	NHBC
411	0037053	105	105 Waterloo Road	129	33 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	Mid Terrace	2	775	11/12/2020	AR	No	MILLER HOMES	18/01/2021	138.46	B	NHBC
412	0037054	105	105 Waterloo Road	130	31 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	End Terrace	3	910	11/12/2020	SR	No	MILLER HOMES	26/01/2021	126.69	B	NHBC
413	0037057	105	105 Waterloo Road	125	41 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	End Terrace	3	910	11/12/2020	SR	No	MILLER HOMES	18/01/2021	123.36	B	NHBC
414	0037063	105	105 Waterloo Road	120	32 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	Mid Terrace	3	910	23/07/2021	AR	No	MILLER HOMES				NHBC
415	0037064	105	105 Waterloo Road	121	34 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	End Terrace	3	910	23/07/2021	AR	No	MILLER HOMES				NHBC
416	0040001	400	400 St Peter's Place	174	41 Lambert Drive Salisbury	Wiltshire	SP2 9AE	Wiltshire	Flat		1	505	31/03/2021	AR	No	PERSIMMONS			B	NHBC
417	0040002	400	400 St Peter's Place	175	47 Lambert Drive Salisbury	Wiltshire	SP2 9AE	Wiltshire	Flat		1	505	31/03/2021	AR	No	PERSIMMONS			B	NHBC
418	0040003	400	400 St Peter's Place	176	43 Lambert Drive Salisbury	Wiltshire	SP2 9AE	Wiltshire	Flat		1	505	31/03/2021	AR	No	PERSIMMONS			B	NHBC
419	0040004	400	400 St Peter's Place	177	45 Lambert Drive Salisbury	Wiltshire	SP2 9AE	Wiltshire	Flat		1	505	31/03/2021	AR	No	PERSIMMONS			C	NHBC
420	0040005	400	400 St Peter's Place	332	9 Vokes Way Salisbury	Wiltshire	SP2 9AE	Wiltshire	Flat		1	505	31/03/2021	AR	No	PERSIMMONS			B	NHBC
421	0040006	400	400 St Peter's Place	333	17 Vokes Way Salisbury	Wiltshire	SP2 9AE	Wiltshire	Flat		1	505	31/03/2021	AR	No	PERSIMMONS			B	NHBC
422	0040007	400	400 St Peter's Place	334	15 Vokes Way Salisbury	Wiltshire	SP2 9AE	Wiltshire	Flat		1	505	31/03/2021	AR	No	PERSIMMONS			B	NHBC
423	0040008	400	400 St Peter's Place	335	11 Vokes Way Salisbury	Wiltshire	SP2 9AE	Wiltshire	Flat		1	505	31/03/2021	AR	No	PERSIMMONS			B	NHBC
424	0040009	400	400 St Peter's Place	235	74 Coberly Drive Salisbury	Wiltshire	SP2 9AE	Wiltshire	Flat		1	505	06/11/2020	AR	No	PERSIMMONS	25/02/2021	124.62	B	NHBC
425	0040010	400	400 St Peter's Place	236	68 Coberly Drive Salisbury	Wiltshire	SP2 9AE	Wiltshire	Flat		1	505	06/11/2020	AR	No	PERSIMMONS	25/02/2021	124.62	B	NHBC
426	0040011	400	400 St Peter's Place	237	72 Coberly Drive Salisbury	Wiltshire	SP2 9AE	Wiltshire	Flat		1	505	06/11/2020	AR	No	PERSIMMONS	25/02/2021	124.62	C	NHBC
427	0040012	400	400 St Peter's Place	238	70 Coberly Drive Salisbury	Wiltshire	SP2 9AE	Wiltshire	Flat		1	505	06/11/2020	AR	No	PERSIMMONS	25/02/2021	124.62	B	NHBC
428	0040046	400	400 St Peter's Place	173	39 Lambert Drive Salisbury	Wiltshire	SP2 9AE	Wiltshire	House	Semi detached	4	1084	21/08/2020	AR	No	PERSIMMONS	23/10/2020	203.08	B	NHBC

Unit Count	Unit Reference (ID)	Site Reference Number	Site Name	Plot Number	Property address	Unit County	Unit Post Code	Local Authority	Unit Type	Unit Position	Number of Bedrooms	Area (sq ft)	Practical Completion Date	Tenure	Grant	Developer	Tenancy Start Date	Weekly Rent	EPC Rating	Warranty Cover
429 0041002		405	405 The Paddocks	125	4 Eddery Road Andover	Hampshire	SP11 6LF	Test Valley	Flat		1	526	28/06/2021	AR	No	PERSIMMONS				PG
430 0041006		405	405 The Paddocks	126	2 Eddery Road Andover	Hampshire	SP11 6LF	Test Valley	Flat		1	628	28/06/2021	AR	No	PERSIMMONS				PG
431 0041018		405	405 The Paddocks	358	25 Woolf Close Andover	Hampshire	SP11 6LF	Test Valley	Flat		1	526	29/07/2021	AR	No	PERSIMMONS				PG
432 0041026		405	405 The Paddocks	359	27 Woolf Close Andover	Hampshire	SP11 6LF	Test Valley	Flat		1	628	29/07/2021	AR	No	PERSIMMONS				PG
433 0041039		405	405 The Paddocks	96	12 Pollard Road Andover	Hampshire	SP11 6LF	Test Valley	House	End Terrace	2	631	23/02/2021	AR	No	PERSIMMONS	30/04/2021	170.4	B	PG
434 0041040		405	405 The Paddocks	97	10 Pollard Road Andover	Hampshire	SP11 6LF	Test Valley	House	Mid Terrace	2	631	23/02/2021	AR	No	PERSIMMONS	01/05/2021	170.4	B	PG
435 0041041		405	405 The Paddocks	98	8 Pollard Road Andover	Hampshire	SP11 6LF	Test Valley	House	End Terrace	2	631	23/02/2021	AR	No	PERSIMMONS	01/05/2021	170.4	B	PG
436 0041042		405	405 The Paddocks	99	6 Pollard Road Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	2	631	23/02/2021	AR	No	PERSIMMONS	30/04/2021	170.4	B	PG
437 0041043		405	405 The Paddocks	100	4 Pollard Road Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	2	631	09/03/2021	AR	No	PERSIMMONS			B	PG
438 0041055		405	405 The Paddocks	298	14 Jockey Way Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	2	631	26/03/2021	AR	No	PERSIMMONS	27/05/2021	170.4	B	PG
439 0041056		405	405 The Paddocks	299	16 Jockey Way Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	2	631	26/03/2021	AR	No	PERSIMMONS	21/05/2021	170.4	B	PG
440 0041057		405	405 The Paddocks	300	18 Jockey Way Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	2	631	26/03/2021	AR	No	PERSIMMONS	21/05/2021	170.4	B	PG
441 0041058		405	405 The Paddocks	301	20 Jockey Way Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	2	631	26/03/2021	AR	No	PERSIMMONS	21/05/2021	170.4	B	PG
442 0041059		405	405 The Paddocks	302	22 Jockey Way Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	2	631	26/03/2021	AR	No	PERSIMMONS	21/05/2021	170.4	B	PG
443 0041060		405	405 The Paddocks	303	24 Jockey Way Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	2	631	26/03/2021	AR	No	PERSIMMONS	04/06/2021	170.4	B	PG
444 0041067		405	405 The Paddocks	360	29 Woolf Close Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	2	631	29/07/2021	AR	No	PERSIMMONS				PG
445 0041068		405	405 The Paddocks	361	31 Woolf Close Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	2	631	29/07/2021	AR	No	PERSIMMONS				PG
446 0041069		405	405 The Paddocks	391	223 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	End Terrace	2	631	22/07/2021	AR	No	PERSIMMONS				PG
447 0041070		405	405 The Paddocks	392	221 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	Mid Terrace	2	631	22/07/2021	AR	No	PERSIMMONS				PG
448 0041071		405	405 The Paddocks	393	219 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	Mid Terrace	2	631	22/07/2021	AR	No	PERSIMMONS				PG
449 0041072		405	405 The Paddocks	394	217 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	Mid Terrace	2	631	22/07/2021	AR	No	PERSIMMONS				PG
450 0041073		405	405 The Paddocks	395	215 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	Mid Terrace	2	631	22/07/2021	AR	No	PERSIMMONS				PG
451 0041074		405	405 The Paddocks	396	213 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	End Terrace	2	631	22/07/2021	AR	No	PERSIMMONS				PG
452 0041075		405	405 The Paddocks	403	199 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	2	631	24/06/2021	AR	No	PERSIMMONS				PG
453 0041082		405	405 The Paddocks	405	195 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	End Terrace	2	631	24/06/2021	AR	No	PERSIMMONS				PG
454 0041083		405	405 The Paddocks	406	193 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	Mid Terrace	2	631	24/06/2021	AR	No	PERSIMMONS				PG
455 0041084		405	405 The Paddocks	407	191 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	End Terrace	2	631	24/06/2021	AR	No	PERSIMMONS				PG
456 0041085		405	405 The Paddocks	408	179 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	2	631	24/06/2021	AR	No	PERSIMMONS				PG
457 0041086		405	405 The Paddocks	409	181 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	2	631	24/06/2021	AR	No	PERSIMMONS				PG
458 0041087		405	405 The Paddocks	412	412 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	2	631	24/06/2021	AR	No	PERSIMMONS				PG
459 0041088		405	405 The Paddocks	413	189 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	2	631	24/06/2021	AR	No	PERSIMMONS				PG
460 0041100		405	405 The Paddocks	64	4 Arcaro Road Andover	Hampshire	SP11 6LF	Test Valley	House	Detached	3	1390	10/08/2020	AR	No	PERSIMMONS	28/08/2020	218.63	B	PG
461 0041102		405	405 The Paddocks	92	3 Pollard Road Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	3	872	23/02/2021	AR	No	PERSIMMONS	01/05/2021	218.63	B	PG
462 0041103		405	405 The Paddocks	93	5 Pollard Road Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	3	872	23/02/2021	AR	No	PERSIMMONS			B	PG
463 0041104		405	405 The Paddocks	130	216 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	End Terrace	3	872	28/06/2021	AR	No	PERSIMMONS				PG
464 0041105		405	405 The Paddocks	131	218 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	Mid Terrace	3	872	28/06/2021	AR	No	PERSIMMONS				PG
465 0041106		405	405 The Paddocks	132	220 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	End Terrace	3	872	28/06/2021	AR	No	PERSIMMONS				PG
466 0041107		405	405 The Paddocks	147	239 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	3	872	08/07/2021	AR	No	PERSIMMONS				PG
467 0041108		405	405 The Paddocks	148	241 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	3	872	08/07/2021	AR	No	PERSIMMONS				PG
468 0041117		405	405 The Paddocks	355	19 Woolf Close Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	3	872	29/07/2021	AR	No	PERSIMMONS				PG
469 0041118		405	405 The Paddocks	356	21 Woolf Close Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	3	872	29/07/2021	AR	No	PERSIMMONS				PG
470 0041119		405	405 The Paddocks	357	23 Woolf Close Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	3	872	29/07/2021	AR	No	PERSIMMONS				PG
471 0041120		405	405 The Paddocks	362	33 Woolf Close Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	3	872	29/07/2021	AR	No	PERSIMMONS				PG
472 0041121		405	405 The Paddocks	363	35 Woolf Close Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	3	872	29/07/2021	AR	No	PERSIMMONS				PG
473 0041122		405	405 The Paddocks	410	183 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	3	872	24/06/2021	AR	No	PERSIMMONS				PG
474 0041123		405	405 The Paddocks	411	185 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	3	872	24/06/2021	AR	No	PERSIMMONS				PG
475 0041129		405	405 The Paddocks	94	7 Pollard Road Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	4	1260	23/02/2021	AR	No	PERSIMMONS	01/05/2021	235.2	B	PG
476 0041130		405	405 The Paddocks	95	9 Pollard Road Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	4	1260	09/03/2021	AR	No	PERSIMMONS	17/06/2021	235.2	B	PG
477 0041131		405	405 The Paddocks	123	8 Eddery Road Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	4	1260	17/08/2021	AR	No	PERSIMMONS				PG
478 0041132		405	405 The Paddocks	124	6 Eddery Road Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	4	1260	17/08/2021	AR	No	PERSIMMONS				PG
479 0041135		405	405 The Paddocks	404	197 Halter Way Andover	Hampshire	SP11 6LF	Test Valley	House	Semi detached	4	1260	24/06/2021	AR	No	PERSIMMONS				PG
480 0045010		158A	158A Melton Road Edwalton	83	7 Aster Grove Edwalton Nottingham	Nottinghamshire	NG12 4DR	Rushcliffe	House	Semi detached	2	630	29/03/2021	SR	No	BOVIS HOMES LIMITED			B	NHBC
481 0045011		158A	158A Melton Road Edwalton	84	9 Aster Grove Edwalton Nottingham	Nottinghamshire	NG12 4DR	Rushcliffe	House	Semi detached	2	630	29/03/2021	SR	No	BOVIS HOMES LIMITED	21/05/2021	93.96	B	NHBC
482 0045022		158A	158A Melton Road Edwalton	157	14 Jasmine Gardens Edwalton Nottingham	Nottinghamshire	NG12 4DR	Rushcliffe	House	Semi detached	4	1149	17/03/2021	SR	No	BOVIS HOMES LIMITED	10/05/2021	129.69	B	NHBC
483 0045023		158A	158A Melton Road Edwalton	158	16 Jasmine Gardens Edwalton Nottingham	Nottinghamshire	NG12 4DR	Rushcliffe	House	Semi detached	4	1149	17/03/2021	SR	No	BOVIS HOMES LIMITED	10/05/2021	129.69	B	NHBC
484 0045024		158A	158A Melton Road Edwalton	159	18 Jasmine Gardens Edwalton Nottingham	Nottinghamshire	NG12 4DR	Rushcliffe	House	End Terrace	3	890	17/03/2021	SR	No	BOVIS HOMES LIMITED	10/05/2021	109.88	B	NHBC
485 0045025		158A	158A Melton Road Edwalton	160	20 Jasmine Gardens Edwalton Nottingham	Nottinghamshire	NG12 4DR	Rushcliffe	House	Mid Terrace	3	890	17/03/2021	SR	No	BOVIS HOMES LIMITED	17/05/2021	109.3	B	NHBC
486 0045026		158A	158A Melton Road Edwalton	161	22 Jasmine Gardens Edwalton Nottingham	Nottinghamshire	NG12 4DR	Rushcliffe	House	End Terrace	3	890	17/03/2021	SR	No	BOVIS HOMES LIMITED	17/05/2021	109.88	B	NHBC
487 0049034		670	670 Chellaston Phase 2	366	25 Barnwell Way Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	Mid Terrace	3	830	16/11/2020	SR	No	PERSIMMONS	13/04/2021	108.21	B	NHBC
488 0049035		670	670 Chellaston Phase 2	367	27 Barnwell Way Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	End Terrace	3	830	16/11/2020	SR	No	PERSIMMONS	24/02/2021	107.18	B	NHBC
489 0049036		670	670 Chellaston Phase 2	373	10 Dilston Way Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	Semi detached	3	830	16/11/2020	AR	No	PERSIMMONS	17/06/2021	136.93	B	NHBC
490 0049037		670	670 Chellaston Phase 2	374	8 Dilston Way Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	Semi detached	3	830	16/11/2020	AR	No	PERSIMMONS			B	NHBC
491 0049038		670	670 Chellaston Phase 2	375	6 Dilston Way Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	Semi detached	3	830	16/11/2020	AR	No	PERSIMMONS	18/06/2021	136.93	B	NHBC
492 0049039		670	670 Chellaston Phase 2	376	4 Dilston Way Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	Semi detached	3	830	16/11/2020	AR	No	PERSIMMONS	01/01/2050	136.93	B	NHBC
493 0049040		670	670 Chellaston Phase 2	387	9 Pendragon Drive Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	End Terrace	3	830	24/03/2021	SR	No	PERSIMMONS	24/06/2021	108.75	B	NHBC
494 0049041		670	670 Chellaston Phase 2	388	11 Pendragon Drive Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	Mid Terrace	3	830	24/03/2021	SR	No	PERSIMMONS			B	NHBC
495 0049042		670	670 Chellaston Phase 2	389	15 Pendragon Drive Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	End Terrace	3	830	24/03/2021	SR	No	PERSIMMONS	24/06/2021	108.78	B	NHBC
496 0049046		670	670 Chellaston Phase 2	390	17 Pendragon Drive Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	End Terrace	3	830	24/03/2021	SR	No	PERSIMMONS			B	NHBC
497 0049047		670	670 Chellaston Phase 2	391	19 Pendragon Drive Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	Mid Terrace	3	830	24/03/2021	SR	No	PERSIMMONS			B	NHBC
498 0049048		670	670 Chellaston Phase 2	392	21 Pendragon Drive Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	End Terrace	3	830	24/03/2021	SR	No	PERSIMMONS			B	NHBC
499 0049052		670	670 Chellaston Phase 2	363	19 Barnwell Way Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	End Terrace	3	830	16/11/2020	SR	No	PERSIMMONS			B	NHBC
500 0049053		670	670 Chellaston Phase 2	364	21 Barnwell Way Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	Mid Terrace	3	830	16/11/2020	SR	No	PERSIMMONS			B	NHBC
501 0049054		670	670 Chellaston Phase 2	365	23 Barnwell Way Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	Mid Terrace	3	830	16/11/2020	SR	No	PERSIMMONS			B	NHBC
502 0051026		087	087 Mansfield Road	132	14 Stuble Drive Breadsall Derby	Derbyshire	DE21 4FW	Derby	House	Semi detached	2	680	09/08/2021	AR	No	Redrow				NHBC
503 0051027		087	087 Mansfield Road	133	16 Stuble Drive Breadsall Derby	Derbyshire	DE21 4FW	Derby	House	Semi detached	2	680	09/08/2021	AR	No	Redrow				NHBC
504 0051028		087	087 Mansfield Road	134	18 Stuble Drive Breadsall Derby	Derbyshire	DE21 4FW	Derby	House	End Terrace	2	782	30/07/2021	AR	No	Redrow				NHBC
505 0051029		087	087 Mansfield Road	135	20 Stuble Drive Breadsall Derby	Derbyshire	DE21 4FW	Derby	House	Mid Terrace	2	782	30/07/2021	AR	No	Redrow				NHBC
506 0051030		087	087 Mansfield Road	136	22 Stuble Drive Breadsall Derby	Derbyshire	DE21 4FW	Derby	House	Mid Terrace	2	782	24/06/2021	AR	No	Redrow			B	NHBC
507 0051031		087	087 Mansfield Road	137	24 Stuble Drive Breadsall Derby	Derbyshire	DE21 4FW	Derby	House	End Terrace	2	782	24/06/2021	AR	No	Redrow			B	NHBC
508 0051032		087	087 Mansfield Road	138	26 Stuble Drive Breadsall Derby	Derbyshire	DE21 4FW	Derby	House	Semi detached	4	1039	24/06/2021	AR	No	Redrow			B	NHBC
509 0051033		087	087 Mansfield Road	139	28 Stuble Drive Breadsall Derby	Derbyshire	DE21 4FW	Derby	House	Semi detached	4	1039	24/06/2021	AR	No	Redrow			B	NHBC
510 0051034		087	087 Mansfield Road	153	10 Beards Wood Drive Breadsall Derby	Derbyshire	DE21 4FW	Derby	House	End Terrace	2	680	14/05/2021	AR	No	Redrow			B	NHBC
511 0051035		087	087 Mansfield Road	154	12 Beards Wood Drive Breadsall Derby	Derbyshire	DE21 4FW	Derby	House	Mid Terrace	2	680	14/05/2021	AR	No	Redrow			B	NHBC
512 0051036		087	087 Mansfield Road	155	14 Beards Wood Drive Breadsall Derby	Derbyshire	DE21 4FW	Derby	House	Mid Terrace	3	784	14/05/2021	AR	No	Redrow			B	NHBC
513 0051037		087	087 Mansfield Road	156	16 Beards Wood Drive Breadsall Derby	Derbyshire	DE21 4FW	Derby	House	End Terrace	2	680	14/05/2021	AR	No	Redrow			B	NHBC
514 0052014		089	089 WAKEFIELD CITY	56	29 Blackwell Crescent Wakefield	West Yorkshire	WF1 4AL	Wakefield	House	End Terrace	3	816	18/08/2020	SR	No	Redrow	14/10/2020	90.21	B	NHBC
515 0052015		089	089 WAKEFIELD CITY	57	27 Blackwell Crescent Wakefield	West Yorkshire	WF1 4AL	Wakefield	House	Mid Terrace	2	680	18/08/2020	SR	No	Redrow	14/10/2020	80.44	B	NHBC
516 0052016		089	089 WAKEFIELD CITY	58	25 Blackwell Crescent Wakefield	West Yorkshire	WF1 4AL	Wakefield	House	Mid Terrace	2	680	18/08/2020	SR	No	Redrow	22/10/2020	80.44	B	NHBC
517 0052017		089	089 WAKEFIELD CITY	59	23 Blackwell Crescent Wakefield	West Yorkshire	WF1 4AL	Wakefield	House	End Terrace	3	816	18/08/2020	SR	No	Redrow	14/10/2020	90.21	B	NHBC
518 0052018		089	089 WAKEFIELD CITY	60	21 Blackwell Crescent Wakefield	West Yorkshire	WF1 4AL	Wakefield	House	Semi detached	3	816	18/08/2020	SR	No	Redrow	14/10/2020	90.21	B	NHBC
519 0052019		089	089 WAKEFIELD CITY	61	19 Blackwell Crescent Wakefield	West Yorkshire	WF1 4AL	Wakefield	House	Semi detached	3	816	18/08/2020	SR	No	Redrow	14/10/2020	90.21	B	NHBC
520 0054001		131	131 Coton Lane	69	26 Lillingstone Avenue Tamworth	Staffordshire	B79 8NR	Tamworth	House	End Terrace	2	638	15/02/2021	AR	No	PERSIMMONS	09/03/2021	126.58	B	NHBC
521 0054002		131	131 Coton Lane	70	28 Lillingstone Avenue Tamworth	Staffordshire	B79 8NR	Tamworth	House	Mid Terrace	2	638	15/02/2021	AR	No	PERSIMMONS	09/03/2021	126.58	B	NHBC
522 0054003		131	131 Coton Lane	71	30 Lillingstone Avenue Tamworth	Staffordshire	B79 8NR	Tamworth	House	End Terrace	2	638	15/02/2021	AR	No	PERSIMMONS	09/03/2021	126.58	B	NHBC
523 0054009		131	131 Coton Lane	80	44 Lillingstone Avenue Tamworth	Staffordshire	B79 8NR	Tamworth	House	End Terrace	2	638	15/03/2021	AR	No	PERSIMMONS	28/04/2021	126.58	B	NHBC
524 0054010		131	131 Coton Lane	81	42 Lillingstone Avenue Tamworth	Staffordshire	B79 8NR	Tamworth	House	Mid Terrace	2	638	15/03/2021	AR	No	PERSIMMONS	28/04/2021	126.58	B	NHBC
525 0054011		131	131 Coton Lane	82	40 Lillingstone Avenue Tamworth	Staffordshire	B79 8NR	Tamworth	House	Mid Terrace	2	638	15/03/2021	AR	No	PERSIMMONS	28/04/2021	126.58	B	NHBC
526 0054012		131	131 Coton Lane	83	38 Lillingstone Avenue Tamworth	Staffordshire	B79 8NR	Tamworth	House	End Terrace	2	638	15/03/2021	AR	No	PERSIMMONS	28/04/2021	126.58	B	NHBC
527 0054013		131	131 Coton Lane	84	32 Lillingstone Avenue Tamworth	Staffordshire	B79 8NR	Tamworth	House	End Terrace	2	638	15/02/2021	AR	No	PERSIMMONS	09/03/2021	126.58	B	NHBC
528 0054014		131	131 Coton Lane	85	34 Lillingstone Avenue Tamworth	Staffordshire	B79 8NR	Tamworth	House	Mid Terrace	2	638	15/02/2021	AR	No	PERSIMMONS	09/03/2021	126.58	B	NHBC
529 0054015		131	131 Coton Lane	86	36 Lillingstone Avenue Tamworth	Staffordshire	B79 8NR	Tamworth	House	End Terrace	2	638	15/02/2021	AR	No	PERSIMMONS	06/04/2021	126.58	B	NHBC
530 0056016		122	122 Redlodge	69	20 Eagle Close Red Lodge Bury St. Edmunds	Suffolk	IP28 8YL	Forest Heath	House	End Terrace	4	1104	26/03/2021	AR	No	BARRATT HOMES	28/05/2021	230.77	B	NHBC
531 0056017		122	122 Redlodge	70	18 Eagle Close Red Lodge Bury St. Edmunds	Suffolk	IP28 8YL	Forest Heath	House	Mid Terrace	2	750	26/03/2021	AR	No	BARRATT HOMES	20/05/2021	149.59	B	NHBC
532 0056019		122	122 Redlodge	72	14 Eagle Close Red Lodge Bury St. Edmunds	Suffolk	IP28 8YL	Forest Heath	House	End Terrace	2	750	26/03/2021	AR	No	BARRATT HOMES	15/05/2021	149.59	B	NHBC
533 0056024		122	122 Redlodge	77	4 Eagle Close Red Lodge Bury St. Edmunds	Suffolk	IP28 8YL	Forest Heath	House	Semi detached	4	1104	26/05/2021	AR	No	BARRATT HOMES			B	NHBC
534 0056025		122	122 Redlodge	78	2 Eagle Close Red Lodge Bury St. Edmunds	Suffolk	IP28 8YL	Forest Heath	House	Semi detached	4	1104	26/05/2021	AR	No	BARRATT HOMES			B	NHBC
535 0056026		122	122 Redlodge	95	23 Chase Avenue Red Lodge Bury St. Edmunds	Suffolk	IP28 8YL	Forest Heath	House	Semi detached	1	566	30/10/2020	AR	No	BARRATT HOMES	12/04/2021	120.82	B	NHBC

Unit Count	Unit Reference (ID)	Site Reference Number	Site Name	Plot Number	Property address	Unit County	Unit Post Code	Local Authority	Unit Type	Unit Position	Number of Bedrooms	Area (sq ft)	Practical Completion Date	Tenure	Grant	Developer	Tenancy Start Date	Weekly Rent	EPC Rating	Warranty Cover
536 0056027		122	122 Redlodge	96	22 Chase Avenue Red Lodge Bury St. Edmunds	Suffolk	IP28 8YL	Forest Heath	House	Semi detached	1	566	30/10/2020	AR	No	BARRATT HOMES	02/04/2021	120.82	B	NHBC
537 0056028		122	122 Redlodge	97	Flat 1 28 Chase Avenue Red Lodge Bury St. Edmunds	Suffolk	IP28 8YL	Forest Heath	Flat		1	451	30/10/2020	AR	No	BARRATT HOMES	13/04/2021	147.69		NHBC
538 0056029		122	122 Redlodge	98	Flat 2 28 Chase Avenue Red Lodge Bury St. Edmunds	Suffolk	IP28 8YL	Forest Heath	Flat		1	451	30/10/2020	AR	No	BARRATT HOMES	23/04/2021	147.69		NHBC
539 0056030		122	122 Redlodge	99	Flat 3 28 Chase Avenue Red Lodge Bury St. Edmunds	Suffolk	IP28 8YL	Forest Heath	Flat		1	451	30/10/2020	AR	No	BARRATT HOMES	09/04/2021	147.69		NHBC
540 0056031		122	122 Redlodge	100	Flat 4 28 Chase Avenue Red Lodge Bury St. Edmunds	Suffolk	IP28 8YL	Forest Heath	Flat	Part of Block of flats	1	451	30/10/2020	AR	No	BARRATT HOMES	02/04/2021	120	B	NHBC
541 0056032		122	122 Redlodge	101	Flat 5 28 Chase Avenue Red Lodge Bury St. Edmunds	Suffolk	IP28 8YL	Forest Heath	Flat	Part of Block of flats	1	451	30/10/2020	AR	No	BARRATT HOMES	02/04/2021	120	B	NHBC
542 0056033		122	122 Redlodge	102	Flat 6 28 Chase Avenue Red Lodge Bury St. Edmunds	Suffolk	IP28 8YL	Forest Heath	Flat	Part of Block of flats	1	451	30/10/2020	AR	No	BARRATT HOMES	09/04/2021	120	B	NHBC
543 0056034		122	122 Redlodge	103	Flat 7 28 Chase Avenue Red Lodge Bury St. Edmunds	Suffolk	IP28 8YL	Forest Heath	Flat		2	600	30/10/2020	AR	No	BARRATT HOMES	02/04/2021	120		NHBC
544 0056035		122	122 Redlodge	104	Flat 8 28 Chase Avenue Red Lodge Bury St. Edmunds	Suffolk	IP28 8YL	Forest Heath	Flat		2	600	30/10/2020	AR	No	BARRATT HOMES	02/04/2021	120		NHBC
545 0056036		122	122 Redlodge	105	Flat 9 28 Chase Avenue Red Lodge Bury St. Edmunds	Suffolk	IP28 8YL	Forest Heath	Flat		2	600	30/10/2020	AR	No	BARRATT HOMES	30/06/2021	120		NHBC
546 0056037		122	122 Redlodge	106	Flat 10 28 Chase Avenue Red Lodge Bury St. Edmunds	Suffolk	IP28 8YL	Forest Heath	Flat	Part of Multiple Unit House	2	629	30/10/2020	AR	No	BARRATT HOMES	30/04/2021	147.69	B	NHBC
547 0059016		545	545 Hawthorne Road Ramsey	38	30 Wagstaffe Close Ramsey Huntingdon	Cambridgeshire	PE26 1JP	Huntingdonshire	Flat		2	527	28/10/2019	AR	No	LINDEN LIMITED	05/06/2020	110.47	B	NHBC
548 0059018		545	545 Hawthorne Road Ramsey	40	38 Wagstaffe Close Ramsey Huntingdon	Cambridgeshire	PE26 1JP	Huntingdonshire	Flat		1	504	28/10/2019	AR	No	LINDEN LIMITED	05/06/2020	101.26	B	NHBC
549 0059022		545	545 Hawthorne Road Ramsey	44	42 Wagstaffe Close Ramsey Huntingdon	Cambridgeshire	PE26 1JP	Huntingdonshire	Flat		2	527	28/10/2019	AR	No	LINDEN LIMITED	05/06/2020	110.47	B	NHBC
550 1605001		605	Copperfield Road Phase 1 & 2 C	81	24 Clover Drive Chelmsford	Essex	CM1 4UZ	Chelmsford	House		3	990	29/07/2021	AR	No	Persimmon				PG
551 1605002		605	Copperfield Road Phase 1 & 2 C	82	26 Clover Drive Chelmsford	Essex	CM1 4UZ	Chelmsford	House		3	990	29/07/2021	AR	No	Persimmon				PG
552 1605003		605	Copperfield Road Phase 1 & 2 C	83	30 Clover Drive Chelmsford	Essex	CM1 4UZ	Chelmsford	House		4	1227	29/07/2021	AR	No	Persimmon				PG
553 1605004		605	Copperfield Road Phase 1 & 2 C	84	28 Clover Drive Chelmsford	Essex	CM1 4UZ	Chelmsford	House		3	999	29/07/2021	AR	No	Persimmon				PG
554 1605014		605	Copperfield Road Phase 1 & 2 C	38	2 Hawthorn Crescent Chelmsford	Essex	CM1 4UZ	Chelmsford	House		2	1087	11/10/2021	AR	No	Persimmon				PG
555 1605015		605	Copperfield Road Phase 1 & 2 C	39	3 Hawthorn Crescent Chelmsford	Essex	CM1 4UZ	Chelmsford	House		3	990	11/10/2021	AR	No	Persimmon				PG
556 1605016		605	Copperfield Road Phase 1 & 2 C	40	4 Hawthorn Crescent Chelmsford	Essex	CM1 4UZ	Chelmsford	House		3	990	11/10/2021	AR	No	Persimmon				PG
557 1605017		605	Copperfield Road Phase 1 & 2 C	41	5 Hawthorn Crescent Chelmsford	Essex	CM1 4UZ	Chelmsford	House		3	990	11/10/2021	AR	No	Persimmon				PG
558 1605018		605	Copperfield Road Phase 1 & 2 C	42	6 Hawthorn Crescent Chelmsford	Essex	CM1 4UZ	Chelmsford	House		3	990	11/10/2021	AR	No	Persimmon				PG
559 1605019		605	Copperfield Road Phase 1 & 2 C	62	23 Foxglove Avenue Chelmsford	Essex	CM1 4UZ	Chelmsford	Flat		1	508	07/10/2021	AR	No	Persimmon				PG
560 1605020		605	Copperfield Road Phase 1 & 2 C	63	25 Foxglove Avenue Chelmsford	Essex	CM1 4UZ	Chelmsford	Flat		2	663	07/10/2021	AR	No	Persimmon				PG
561 1605021		605	Copperfield Road Phase 1 & 2 C	64	27 Foxglove Avenue Chelmsford	Essex	CM1 4UZ	Chelmsford	Flat		1	508	07/10/2021	AR	No	Persimmon				PG
562 1605022		605	Copperfield Road Phase 1 & 2 C	65	29 Foxglove Avenue Chelmsford	Essex	CM1 4UZ	Chelmsford	Flat		1	508	07/10/2021	AR	No	Persimmon				PG
563 1605023		605	Copperfield Road Phase 1 & 2 C	66	31 Foxglove Avenue Chelmsford	Essex	CM1 4UZ	Chelmsford	Flat		2	662	07/10/2021	AR	No	Persimmon				PG
564 1605024		605	Copperfield Road Phase 1 & 2 C	67	33 Foxglove Avenue Chelmsford	Essex	CM1 4UZ	Chelmsford	Flat		1	508	07/10/2021	AR	No	Persimmon				PG
565 1605025		605	Copperfield Road Phase 1 & 2 C	68	35 Foxglove Avenue Chelmsford	Essex	CM1 4UZ	Chelmsford	Flat		2	662	07/10/2021	AR	No	Persimmon				PG
566 1605026		605	Copperfield Road Phase 1 & 2 C	69	37 Foxglove Avenue Chelmsford	Essex	CM1 4UZ	Chelmsford	Flat		1	508	07/10/2021	AR	No	Persimmon				PG
567 1605027		605	Copperfield Road Phase 1 & 2 C	43	7 Hawthorn Crescent Chelmsford	Essex	CM1 4UZ	Chelmsford	House		3	990	11/10/2021	AR	No	Persimmon				PG
568 1605028		605	Copperfield Road Phase 1 & 2 C	44	8 Hawthorn Crescent Chelmsford	Essex	CM1 4UZ	Chelmsford	House		3	990	11/10/2021	AR	No	Persimmon				PG
569 1605029		605	Copperfield Road Phase 1 & 2 C	45	9 Hawthorn Crescent Chelmsford	Essex	CM1 4UZ	Chelmsford	House		3	990	11/10/2021	AR	No	Persimmon				PG
570 1605030		605	Copperfield Road Phase 1 & 2 C	46	10 Hawthorn Crescent Chelmsford	Essex	CM1 4UZ	Chelmsford	House		3	990	11/10/2021	AR	No	Persimmon				PG
571 1605031		605	Copperfield Road Phase 1 & 2 C	47	11 Hawthorn Crescent Chelmsford	Essex	CM1 4UZ	Chelmsford	House		4	1496	11/10/2021	AR	No	Persimmon				PG
572 1605032		605	Copperfield Road Phase 1 & 2 C	48	46 Foxglove Avenue Chelmsford	Essex	CM1 4UZ	Chelmsford	Flat		1	508	14/09/2021	AR	No	Persimmon				PG
573 1605033		605	Copperfield Road Phase 1 & 2 C	49	44 Foxglove Avenue Chelmsford	Essex	CM1 4UZ	Chelmsford	Flat		1	676	14/09/2021	AR	No	Persimmon				PG
574 1605034		605	Copperfield Road Phase 1 & 2 C	50	34 Foxglove Avenue Chelmsford	Essex	CM1 4UZ	Chelmsford	Flat		1	673	14/09/2021	AR	No	Persimmon				PG
575 1605035		605	Copperfield Road Phase 1 & 2 C	51	32 Foxglove Avenue Chelmsford	Essex	CM1 4UZ	Chelmsford	Flat		1	508	14/09/2021	AR	No	Persimmon				PG
576 1605036		605	Copperfield Road Phase 1 & 2 C	52	50 Foxglove Avenue Chelmsford	Essex	CM1 4UZ	Chelmsford	Flat		1	508	14/09/2021	AR	No	Persimmon				PG
577 1605037		605	Copperfield Road Phase 1 & 2 C	53	48 Foxglove Avenue Chelmsford	Essex	CM1 4UZ	Chelmsford	Flat		2	676	14/09/2021	AR	No	Persimmon				PG
578 1605038		605	Copperfield Road Phase 1 & 2 C	54	38 Foxglove Avenue Chelmsford	Essex	CM1 4UZ	Chelmsford	Flat		2	673	14/09/2021	AR	No	Persimmon				PG
579 1605039		605	Copperfield Road Phase 1 & 2 C	55	36 Foxglove Avenue Chelmsford	Essex	CM1 4UZ	Chelmsford	Flat		1	508	14/09/2021	AR	No	Persimmon				PG
580 1605040		605	Copperfield Road Phase 1 & 2 C	56	40 Foxglove Avenue Chelmsford	Essex	CM1 4UZ	Chelmsford	Flat		2	673	14/09/2021	AR	No	Persimmon				PG
581 1605041		605	Copperfield Road Phase 1 & 2 C	57	42 Foxglove Avenue Chelmsford	Essex	CM1 4UZ	Chelmsford	Flat		2	676	14/09/2021	AR	No	Persimmon				PG
582 0061025		685	685 Ram Gorse Harlow	83	19 Locke Close Harlow	Essex	CM20 2HP	Harlow	Flat		2	679	21/05/2021	AR	No	KIER LIVING LIMITED				NHBC
583 0061026		685	685 Ram Gorse Harlow	84	20 Locke Close Harlow	Essex	CM20 2HP	Harlow	Flat		2	679	21/05/2021	AR	No	KIER LIVING LIMITED				NHBC
584 0061027		685	685 Ram Gorse Harlow	85	21 Locke Close Harlow	Essex	CM20 2HP	Harlow	Flat		2	679	21/05/2021	AR	No	KIER LIVING LIMITED				NHBC
585 0061028		685	685 Ram Gorse Harlow	86	22 Locke Close Harlow	Essex	CM20 2HP	Harlow	Flat		2	679	21/05/2021	AR	No	KIER LIVING LIMITED				NHBC
586 0061029		685	685 Ram Gorse Harlow	87	23 Locke Close Harlow	Essex	CM20 2HP	Harlow	Flat		2	679	30/06/2021	AR	No	KIER LIVING LIMITED				NHBC
587 0061030		685	685 Ram Gorse Harlow	88	24 Locke Close Harlow	Essex	CM20 2HP	Harlow	Flat		2	679	30/06/2021	AR	No	KIER LIVING LIMITED				NHBC
588 0061036		685	685 Ram Gorse Harlow	107	6 Locke Close Harlow	Essex	CM20 2HP	Harlow	House		3	905	21/08/2020	AR	No	KIER LIVING LIMITED	23/10/2020	249.23	B	NHBC
589 0061037		685	685 Ram Gorse Harlow	108	5 Locke Close Harlow	Essex	CM20 2HP	Harlow	House		3	905	21/08/2020	AR	No	KIER LIVING LIMITED	18/11/2020	249.23	B	NHBC
590 0061038		685	685 Ram Gorse Harlow	109	4 Locke Close Harlow	Essex	CM20 2HP	Harlow	House	End Terrace	3	905	21/08/2020	AR	No	KIER LIVING LIMITED	04/11/2020	249.23	B	NHBC
591 0061039		685	685 Ram Gorse Harlow	110	3 Locke Close Harlow	Essex	CM20 2HP	Harlow	House	Mid Terrace	3	905	21/08/2020	AR	No	KIER LIVING LIMITED	18/11/2020	244.62	B	NHBC
592 0061040		685	685 Ram Gorse Harlow	111	2 Locke Close Harlow	Essex	CM20 2HP	Harlow	House	End Terrace	3	905	21/08/2020	AR	No	KIER LIVING LIMITED	23/10/2020	249.23	B	NHBC
593 0062023		788	788 Park Prewett Basingstoke	50	Flat 14 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	459	23/06/2021	AR	No	BARRATT HOMES				NHBC
594 0062024		788	788 Park Prewett Basingstoke	51	Flat 13 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	458	23/06/2021	AR	No	BARRATT HOMES				NHBC
595 0062025		788	788 Park Prewett Basingstoke	52	Flat 16 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	459	23/06/2021	AR	No	BARRATT HOMES				NHBC
596 0062026		788	788 Park Prewett Basingstoke	53	Flat 15 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	458	23/06/2021	AR	No	BARRATT HOMES				NHBC
597 0062027		788	788 Park Prewett Basingstoke	56	Flat 3 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	455	23/06/2021	AR	No	BARRATT HOMES				NHBC
598 0062028		788	788 Park Prewett Basingstoke	57	Flat 4 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	455	23/06/2021	AR	No	BARRATT HOMES				NHBC
599 0062029		788	788 Park Prewett Basingstoke	58	Flat 18 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	459	23/06/2021	AR	No	BARRATT HOMES				NHBC
600 0062030		788	788 Park Prewett Basingstoke	59	Flat 17 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	458	23/06/2021	AR	No	BARRATT HOMES				NHBC
601 0062031		788	788 Park Prewett Basingstoke	62	Flat 7 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	455	23/06/2021	AR	No	BARRATT HOMES				NHBC
602 0062032		788	788 Park Prewett Basingstoke	63	Flat 8 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	455	23/06/2021	AR	No	BARRATT HOMES				NHBC
603 0062033		788	788 Park Prewett Basingstoke	64	Flat 20 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	459	23/06/2021	AR	No	BARRATT HOMES				NHBC
604 0062034		788	788 Park Prewett Basingstoke	65	Flat 19 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	458	23/06/2021	AR	No	BARRATT HOMES				NHBC
605 0062035		788	788 Park Prewett Basingstoke	68	Flat 11 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	455	23/06/2021	AR	No	BARRATT HOMES				NHBC
606 0062036		788	788 Park Prewett Basingstoke	69	Flat 12 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	455	23/06/2021	AR	No	BARRATT HOMES				NHBC
607 0062037		788	788 Park Prewett Basingstoke	54	Flat 1 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	610	23/06/2021	AR	No	BARRATT HOMES				NHBC
608 0062038		788	788 Park Prewett Basingstoke	55	Flat 2 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	610	23/06/2021	AR	No	BARRATT HOMES				NHBC
609 0062039		788	788 Park Prewett Basingstoke	60	Flat 5 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	610	23/06/2021	AR	No	BARRATT HOMES				NHBC
610 0062040		788	788 Park Prewett Basingstoke	61	Flat 6 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	610	23/06/2021	AR	No	BARRATT HOMES				NHBC
611 0062041		788	788 Park Prewett Basingstoke	66	Flat 9 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	610	23/06/2021	AR	No	BARRATT HOMES				NHBC
612 0062042		788	788 Park Prewett Basingstoke	67	Flat 10 30 Burley House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	610	23/06/2021	AR	No	BARRATT HOMES				NHBC
613 0062049		788	788 Park Prewett Basingstoke	107	28 Worldham Gardens Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	House	End Terrace	2	805	01/09/2021	AR	No	BARRATT HOMES				NHBC
614 0064115		200A	200A Gilden way	184	58 Old Oak Way Harlow	Essex	CM17 0JA	Harlow	House	End Terrace	2	632	28/08/2020	AR	No	Barratt	04/11/2020	207.12	B	NHBC
615 0064129		200A	200A Gilden way	265	15 Coot Lane Harlow	Essex	CM17 0JA	Harlow	House	Semi detached	3	958	28/08/2020	AR	No	Barratt	18/01/2021	256	B	NHBC
616 0064130		200A	200A Gilden way	266	22 Wagtail Crescent Harlow	Essex	CM17 0JA	Harlow	House	Semi detached	2	745	28/08/2020	AR	No	Barratt	06/11/2020	207.12	B	NHBC
617 0064131		200A	200A Gilden way	267	13 Coot Lane Harlow	Essex	CM17 0JA	Harlow	House	Semi detached	3	925	28/08/2020	AR	No	Barratt	04/11/2020	256	B	NHBC
618 0064132		200A	200A Gilden way	268	11 Coot Lane Harlow	Essex	CM17 0JA	Harlow	House	Semi detached	3	925	28/08/2020	AR	No	Barratt	07/12/2020	256	B	NHBC
619 0064133		200A	200A Gilden way	269	9 Coot Lane Harlow	Essex	CM17 0JA	Harlow	House	Semi detached	2	745	28/08/2020	AR	No	Barratt	04/11/2020	207.12	B	NHBC
620 0064134		200A	200A Gilden way	270	7 Coot Lane Harlow	Essex	CM17 0JA	Harlow	House	Semi detached	2	745	28/08/2020	AR	No	Barratt	14/11/2020	207.12	B	NHBC
621 0064135		200A	200A Gilden way	271	5 Coot Lane Harlow	Essex	CM17 0JA	Harlow	House	Semi detached	2	745	28/08/2020	AR	No	Barratt	04/11/2020	207.12	B	NHBC
622 0064136		200A	200A Gilden way	272	3 Coot Lane Harlow	Essex	CM17 0JA	Harlow	House	Semi detached	2	745	28/08/2020	AR	No	Barratt	18/11/2020	207.12	B	NHBC
623 0064137		200A	200A Gilden way	273	1 Coot Lane Harlow	Essex	CM17 0JA	Harlow	House	Semi detached	3	958	28/08/2020	AR	No	Barratt	18/11/2020	256	B	NHBC
624 0064138		200A	200A Gilden way	274	21 Lark Lane Harlow	Essex	CM17 0JA	Harlow	House	Semi detached	2	745	28/08/2020	AR	No	Barratt	04/11/2020	207.12	B	NHBC
625 0064139		200A	200A Gilden way	275	19 Lark Lane Harlow	Essex	CM17 0JA	Harlow	House	End Terrace	2	632	16/10/2020	AR	No	Barratt	18/12/2020	207.12	B	NHBC
626 0064140		200A	200A Gilden way	290	21 Fieldfare Way Harlow	Essex	CM17 0JA	Harlow	House	End Terrace	2	632	16/10/2020	AR	No	Barratt	09/02/2021	207.12	B	NHBC
627 0064141		200A	200A Gilden way	291	4 Wagtail Crescent Harlow	Essex	CM17 0JA	Harlow	Flat		1	452	16/10/2020	AR	No	Barratt	18/12/2020	160	B	NHBC
628 0064142		200A	200A Gilden way	292	10 Wagtail Crescent Harlow	Essex	CM17 0JA	Harlow	Flat		1	452	16/10/2020	AR	No	Barratt	18/02/2021	160	B	NHBC
629 0064143		200A	200A Gilden way	293	16 Wagtail Crescent Harlow	Essex	CM17 0JA	Harlow	Flat		1	452	16/10/2020	AR	No	Barratt	18/12/2020	160	B	NHBC
630 0064144		200A	200A Gilden way	294	2 Wagtail Crescent Harlow	Essex	CM17 0JA	Harlow	Flat		1	457	16/10/2020	AR	No	Barratt	18/12/2020	160	B	NHBC
631 0064145		200A	200A Gilden way	295	8 Wagtail Crescent Harlow	Essex	CM17 0JA	Harlow	Flat		1	457	16/10/2020	AR	No	Barratt	18/12/2020	160	B	NHBC
632 0064146		200A	200A Gilden way	296	14 Wagtail Crescent Harlow	Essex	CM17 0JA	Harlow	Flat		1	457	16/10/2020	AR	No	Barratt	12/02/2021	160	B	NHBC
633 0064147		200A	200A Gilden way	297	6 Wagtail Crescent Harlow	Essex	CM17 0JA	Harlow	Flat		2	570	16/10/2020	AR	No	Barratt	18/12/2020	192	B	NHBC
634 0064148		200A	200A Gilden way	298	12 Wagtail Crescent Harlow	Essex	CM17 0JA	Harlow	Flat		2	570	16/10/2020	AR	No	Barratt	18/12/2020	192	B	NHBC
635 0064149		200A	200A Gilden way	299	18 Wagtail Crescent Harlow	Essex	CM17 0JA	Harlow	Flat		2	570	16/10/2020	AR	No	Barratt	09/02/2021	192	B	NHBC
636 0064150		200A	200A Gilden way	300	20 Wagtail Crescent Harlow	Essex	CM17 0JA	Harlow	House	End Terrace	2	632	16/10/2020	AR	No	Barratt	29/01/2021	207.12	B	NHBC
637 0217032		666	Warwick Road| Kibworth	97	3 Lapwing Lane Kibworth Beauchamp Leicester	Leicestershire	LE8 0JF	Harborough	House	End Terrace	2	750	20/10/2020	AR	No	Barratt	21/12/2020	130.03	B	NHBC
638 0217033		666	Warwick Road| Kibworth	98	1 Lapwing Lane Kibworth Beauchamp Leicester	Leicestershire	LE8 0JF	Harborough	House	Mid Terrace	2	750	20/10/2020	AR	No	Barratt	29/12/2020	130.03	B	NHBC
639 0217034		666	Warwick Road| Kibworth	99	6 Robin Drive Kibworth Beauchamp Leicester	Leicestershire	LE8 0JF	Harborough	Flat	Part of Multiple Unit House	1	535	20/10/2020	AR	No	Barratt	15/12/2020	103.56	B	NHBC
640 0217035		666	Warwick Road| Kibworth	100	8 Robin Drive Kibworth Beauchamp Leicester	Leicestershire	LE8 0JF	Harborough	Flat	Part of Multiple Unit House	1	573	20/10/2020	AR	No	Barratt	29/12/2020	103.56	B	NHBC
641 0069001		069	069 COVENTRY ROAD LUTTERWORTH	53	6 Park Road Lutterworth Leicester	Leicestershire	LE17 4TA	Harborough	House	Semi detached	2	659	26/06/2020	AR	No	Mulberry Homes	30/07/2020	133.85	B	PG
642 0069002		069	069 COVENTRY ROAD LUTTERWORTH	54	8 Park Road Lutterworth Leicester	Leicestershire	LE17 4TA	Harborough	House	Semi detached	2	659	26/06/2020	AR	No	Mulberry Homes	30/07/2020	133.85	B	PG

Unit Count	Unit Reference (ID)	Site Reference Number	Site Name	Plot Number	Property address	Unit County	Unit Post Code	Local Authority	Unit Type	Unit Position	Number of Bedrooms	Area (sq ft)	Practical Completion Date	Tenure	Grant	Developer	Tenancy Start Date	Weekly Rent	EPC Rating	Warranty Cover
643 0069006		069	069 COVENTRY ROAD LUTTERWORTH	58	16 Park Road Lutterworth Leicester	Leicestershire	LE17 4TA	Harborough	House	Detached	4	1167	28/08/2020	AR	No	Mulberry Homes	06/11/2020	203.08	B	PG
644 0069012		069	069 COVENTRY ROAD LUTTERWORTH	64	28 Park Road Lutterworth Leicester	Leicestershire	LE17 4TA	Harborough	House	Semi detached	2	659	10/09/2020	AR	No	Mulberry Homes	13/11/2020	133.85	B	PG
645 0069013		069	069 COVENTRY ROAD LUTTERWORTH	65	30 Park Road Lutterworth Leicester	Leicestershire	LE17 4TA	Harborough	House	Semi detached	2	659	10/09/2020	AR	No	Mulberry Homes	13/11/2020	133.85	B	PG
646 0069014		069	069 COVENTRY ROAD LUTTERWORTH	66	32 Park Road Lutterworth Leicester	Leicestershire	LE17 4TA	Harborough	House	Semi detached	2	659	10/09/2020	AR	No	Mulberry Homes	13/11/2020	133.85	B	PG
647 0069015		069	069 COVENTRY ROAD LUTTERWORTH	67	34 Park Road Lutterworth Leicester	Leicestershire	LE17 4TA	Harborough	House	Semi detached	2	659	10/09/2020	AR	No	Mulberry Homes	17/11/2020	133.85	B	PG
648 0069032		069	069 COVENTRY ROAD LUTTERWORTH	116	59 Blakenhall Drive Lutterworth Leicester	Leicestershire	LE17 4TA	Harborough	House	Detached	4	1167	30/08/2021	AR	No	Mulberry Homes			B	PG
649 0069036		069	069 COVENTRY ROAD LUTTERWORTH	137	7 Park Road Lutterworth Leicester	Leicestershire	LE17 4TA	Harborough	House	Semi detached	2	659	24/09/2020	AR	No	Mulberry Homes	06/11/2020	133.85	B	PG
650 0069037		069	069 COVENTRY ROAD LUTTERWORTH	138	9 Park Road Lutterworth Leicester	Leicestershire	LE17 4TA	Harborough	House	Semi detached	2	659	24/09/2020	AR	No	Mulberry Homes	13/11/2020	133.85	B	PG
651 0071037		101	101 HARROWDEN GREEN	174	16 Four Acre Drive Houghton Conquest Bedford	Bedfordshire	MK44 3ST	Bedford	House	End Terrace	3	893	26/02/2021	AR	No	Abbey Developments	01/05/2021	184.62	B	NHBC
652 0071038		101	101 HARROWDEN GREEN	175	18 Four Acre Drive Houghton Conquest Bedford	Bedfordshire	MK44 3ST	Bedford	Flat	Mid Terrace	2	735	26/02/2021	AR	No	Abbey Developments	12/05/2021	152.31	B	NHBC
653 0071039		101	101 HARROWDEN GREEN	176	20 Four Acre Drive Houghton Conquest Bedford	Bedfordshire	MK44 3ST	Bedford	House	End Terrace	3	893	26/02/2021	AR	No	Abbey Developments	19/05/2021	184.62	B	NHBC
654 0071043		101	101 HARROWDEN GREEN	181	2 Sheepcote Edge Houghton Conquest Bedford	Bedfordshire	MK44 3ST	Bedford	House	End Terrace	2	766	19/03/2021	AR	No	Abbey Developments	24/04/2021	165.23	B	NHBC
655 0071044		101	101 HARROWDEN GREEN	182	4 Sheepcote Edge Houghton Conquest Bedford	Bedfordshire	MK44 3ST	Bedford	House	Mid Terrace	2	766	19/03/2021	AR	No	Abbey Developments	21/05/2021	165.23	B	NHBC
656 0071045		101	101 HARROWDEN GREEN	183	6 Sheepcote Edge Houghton Conquest Bedford	Bedfordshire	MK44 3ST	Bedford	House	End Terrace	2	766	19/03/2021	AR	No	Abbey Developments	24/04/2021	165.23	B	NHBC
657 0071048		101	101 HARROWDEN GREEN	196	3 The Paddocks Houghton Conquest Bedford	Bedfordshire	MK44 3ST	Bedford	House	Semi detached	2	766	26/11/2020	AR	No	Abbey Developments	04/03/2021	152.31	B	NHBC
658 0071049		101	101 HARROWDEN GREEN	197	1 The Paddocks Houghton Conquest Bedford	Bedfordshire	MK44 3ST	Bedford	House	Semi detached	2	766	26/11/2020	AR	No	Abbey Developments	25/01/2021	152.31	B	NHBC
659 0073003		014	014 LEIGH ROAD WIMBORNE	86	39 Lonsdale Road Wimborne	Dorset	BH21 2BZ	East Dorset	Flat	Semi detached	2	620	26/05/2021	AR	No	BARRATT HOMES				NHBC
660 0073004		014	014 LEIGH ROAD WIMBORNE	87	41 Lonsdale Road Wimborne	Dorset	BH21 2BZ	East Dorset	Flat	Semi detached	2	724	26/05/2021	AR	No	BARRATT HOMES				NHBC
661 0073005		014	014 LEIGH ROAD WIMBORNE	88	43 Lonsdale Road Wimborne	Dorset	BH21 2BZ	East Dorset	Flat	Semi detached	2	620	26/05/2021	AR	No	BARRATT HOMES				NHBC
662 0073006		014	014 LEIGH ROAD WIMBORNE	89	45 Lonsdale Road Wimborne	Dorset	BH21 2BZ	East Dorset	Flat	Semi detached	2	724	26/05/2021	AR	No	BARRATT HOMES				NHBC
663 0073007		014	014 LEIGH ROAD WIMBORNE	136	8 King Gardens Wimborne	Dorset	BH21 2BZ	East Dorset	Flat	Semi detached	1	497	13/02/2022	AR	No	BARRATT HOMES				NHBC
664 0073010		014	014 LEIGH ROAD WIMBORNE	137	7 King Gardens Wimborne	Dorset	BH21 2BZ	East Dorset	Flat	Semi detached	1	630	13/02/2022	AR	No	BARRATT HOMES				NHBC
665 0073011		014	014 LEIGH ROAD WIMBORNE	138	6 King Gardens Wimborne	Dorset	BH21 2BZ	East Dorset	Flat	Semi detached	1	497	13/02/2022	AR	No	BARRATT HOMES				NHBC
666 0073012		014	014 LEIGH ROAD WIMBORNE	139	5 King Gardens Wimborne	Dorset	BH21 2BZ	East Dorset	Flat	Semi detached	1	630	13/02/2022	AR	No	BARRATT HOMES				NHBC
667 0073013		014	014 LEIGH ROAD WIMBORNE	140	4 King Gardens Wimborne	Dorset	BH21 2BZ	East Dorset	Flat	Semi detached	2	620	13/02/2022	AR	No	BARRATT HOMES				NHBC
668 0073077		014	014 LEIGH ROAD WIMBORNE	297	20 Lonsdale Road Wimborne	Dorset	BH21 2BZ	East Dorset	Flat		1	497	03/11/2021	AR	No	BARRATT HOMES				NHBC
669 0073078		014	014 LEIGH ROAD WIMBORNE	298	18 Lonsdale Road Wimborne	Dorset	BH21 2BZ	East Dorset	Flat		1	630	03/11/2021	AR	No	BARRATT HOMES				NHBC
670 0073079		014	014 LEIGH ROAD WIMBORNE	299	16 Lonsdale Road Wimborne	Dorset	BH21 2BZ	East Dorset	Flat		1	497	03/11/2021	AR	No	BARRATT HOMES				NHBC
671 0073081		014	014 LEIGH ROAD WIMBORNE	301	12 Lonsdale Road Wimborne	Dorset	BH21 2BZ	East Dorset	House	Mid Terrace	3	1165	31/07/2021	AR	No	BARRATT HOMES				NHBC
672 0073082		014	014 LEIGH ROAD WIMBORNE	302	10 Lonsdale Road Wimborne	Dorset	BH21 2BZ	East Dorset	House	Mid Terrace	3	1165	31/07/2021	AR	No	BARRATT HOMES				NHBC
673 0073083		014	014 LEIGH ROAD WIMBORNE	303	8 Lonsdale Road Wimborne	Dorset	BH21 2BZ	East Dorset	House	Mid Terrace	3	1165	31/07/2021	AR	No	BARRATT HOMES				NHBC
674 0073084		014	014 LEIGH ROAD WIMBORNE	304	6 Lonsdale Road Wimborne	Dorset	BH21 2BZ	East Dorset	Flat	Semi detached	1	497	31/07/2021	AR	No	BARRATT HOMES				NHBC
675 0073085		014	014 LEIGH ROAD WIMBORNE	305	4 Lonsdale Road Wimborne	Dorset	BH21 2BZ	East Dorset	Flat	Semi detached	1	630	31/07/2021	AR	No	BARRATT HOMES				NHBC
676 0079044		150	150 LOWER HODDERN FARM PEACEH	75	24 Martletts Close Peacehaven	East Sussex	BN10 8DD	Lewes	House	Mid Terrace	2	699	25/06/2020	AR	No	BARRATT HOMES	26/09/2020	184.62	B	NHBC
677 0079045		150	150 LOWER HODDERN FARM PEACEH	76	25 Martletts Close Peacehaven	East Sussex	BN10 8DD	Lewes	House	Mid Terrace	2	699	25/06/2020	AR	No	BARRATT HOMES	11/09/2020	184.62	B	NHBC
678 0079046		150	150 LOWER HODDERN FARM PEACEH	77	26 Martletts Close Peacehaven	East Sussex	BN10 8DD	Lewes	House	Mid Terrace	2	699	25/06/2020	AR	No	BARRATT HOMES	11/09/2020	184.62	B	NHBC
679 0079047		150	150 LOWER HODDERN FARM PEACEH	78	27 Martletts Close Peacehaven	East Sussex	BN10 8DD	Lewes	House	End Terrace	2	699	25/06/2020	AR	No	BARRATT HOMES	26/09/2020	184.62	B	NHBC
680 0079048		150	150 LOWER HODDERN FARM PEACEH	79	28 Martletts Close Peacehaven	East Sussex	BN10 8DD	Lewes	House	Semi detached	2	699	25/06/2020	AR	No	BARRATT HOMES	11/09/2020	184.62	B	NHBC
681 0079049		150	150 LOWER HODDERN FARM PEACEH	80	29 Martletts Close Peacehaven	East Sussex	BN10 8DD	Lewes	House	Semi detached	2	699	25/06/2020	AR	No	BARRATT HOMES	11/09/2020	184.62	B	NHBC
682 0080001		164B	164B WEST WITNEY (BOVIS)	702	2 Merlin House Centenary Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	Flat		1	484	19/11/2020	AR	No	BOVIS HOMES LIMITED	20/01/2021	133.85	B	NHBC
683 0080002		164B	164B WEST WITNEY (BOVIS)	703	4 Merlin House Centenary Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	Flat		1	484	19/11/2020	AR	No	BOVIS HOMES LIMITED	18/01/2021	133.85	B	NHBC
684 0080003		164B	164B WEST WITNEY (BOVIS)	704	6 Merlin House Centenary Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	Flat		1	484	19/11/2020	AR	No	BOVIS HOMES LIMITED	18/01/2021	133.85	B	NHBC
685 0080004		164B	164B WEST WITNEY (BOVIS)	714	14 Merlin House Centenary Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	Flat		1	484	19/11/2020	AR	No	BOVIS HOMES LIMITED	20/01/2021	133.85	B	NHBC
686 0080005		164B	164B WEST WITNEY (BOVIS)	699	1 Merlin House Centenary Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	Flat		2	613	19/11/2020	AR	No	BOVIS HOMES LIMITED	20/01/2021	152.31	B	NHBC
687 0080006		164B	164B WEST WITNEY (BOVIS)	700	3 Merlin House Centenary Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	Flat		2	613	19/11/2020	AR	No	BOVIS HOMES LIMITED	18/01/2021	152.31	B	NHBC
688 0080007		164B	164B WEST WITNEY (BOVIS)	701	5 Merlin House Centenary Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	Flat		2	613	19/11/2020	AR	No	BOVIS HOMES LIMITED	20/01/2021	152.31	B	NHBC
689 0080008		164B	164B WEST WITNEY (BOVIS)	717	19 Merlin House Centenary Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	Flat		2	613	19/11/2020	AR	No	BOVIS HOMES LIMITED	20/01/2021	152.31	B	NHBC
690 0080013		164B	164B WEST WITNEY (BOVIS)	718	50 Centenary Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	End Terrace	2	732	30/07/2020	AR	No	BOVIS HOMES LIMITED	28/08/2020	166.15	B	NHBC
691 0080014		164B	164B WEST WITNEY (BOVIS)	719	52 Centenary Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	Mid Terrace	2	732	30/07/2020	AR	No	BOVIS HOMES LIMITED	28/08/2020	161.54	B	NHBC
692 0080015		164B	164B WEST WITNEY (BOVIS)	720	54 Centenary Way Witney	Oxfordshire	OX29 0YA	West Oxfordshire	House	End Terrace	2	732	30/07/2020	AR	No	BOVIS HOMES LIMITED	28/08/2020	166.15	B	NHBC
693 0082001		223	223 UTTOXETER HAZELWALL FARM	14	57 Sorrel Close Uttoxeter	Staffordshire	ST14 8DQ	East Staffordshire	House	Semi detached	1	455	28/05/2021	AR	No	Barratt Homes				NHBC
694 0082002		223	223 UTTOXETER HAZELWALL FARM	15	59 Sorrel Close Uttoxeter	Staffordshire	ST14 8DQ	East Staffordshire	House	End Terrace	1	455	28/05/2021	AR	No	Barratt Homes			B	NHBC
695 0082003		223	223 UTTOXETER HAZELWALL FARM	16	61 Sorrel Close Uttoxeter	Staffordshire	ST14 8DQ	East Staffordshire	House	Mid Terrace	2	750	28/05/2021	AR	No	Barratt Homes			B	NHBC
696 0082004		223	223 UTTOXETER HAZELWALL FARM	17	63 Sorrel Close Uttoxeter	Staffordshire	ST14 8DQ	East Staffordshire	House	End Terrace	4	1101	28/05/2021	AR	No	Barratt Homes				NHBC
697 0083001		231	231 MAGNA ROAD POOLE	46	32 Becket Crescent Bearwood Bournemouth	Dorset	BH11 9NP	Poole	House	Semi detached	3	787	08/12/2020	AR	No	BARRATT HOMES	10/06/2021	203.08	B	NHBC
698 0083002		231	231 MAGNA ROAD POOLE	47	30 Becket Crescent Bearwood Bournemouth	Dorset	BH11 9NP	Poole	House	Semi detached	3	787	08/12/2020	AR	No	BARRATT HOMES	29/03/2021	203.08	B	NHBC
699 0083003		231	231 MAGNA ROAD POOLE	57	4 Becket Crescent Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	704	16/02/2021	AR	No	BARRATT HOMES	16/04/2021	161.54		NHBC
700 0083004		231	231 MAGNA ROAD POOLE	58	Flat 1 17 Provence Drive Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	676	12/02/2021	AR	No	BARRATT HOMES	16/04/2021	156.92		NHBC
701 0083005		231	231 MAGNA ROAD POOLE	59	Flat 2 17 Provence Drive Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	584	12/02/2021	AR	No	BARRATT HOMES	16/04/2021	156.92		NHBC
702 0083006		231	231 MAGNA ROAD POOLE	60	Flat 3 17 Provence Drive Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	676	12/02/2021	AR	No	BARRATT HOMES	16/04/2021	156.92		NHBC
703 0083007		231	231 MAGNA ROAD POOLE	61	Flat 4 17 Provence Drive Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	584	12/02/2021	AR	No	BARRATT HOMES	16/04/2021	156.92		NHBC
704 0083008		231	231 MAGNA ROAD POOLE	62	Flat 5 17 Provence Drive Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	676	12/02/2021	AR	No	BARRATT HOMES	16/04/2021	156.92		NHBC
705 0083009		231	231 MAGNA ROAD POOLE	63	Flat 6 17 Provence Drive Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	584	12/02/2021	AR	No	BARRATT HOMES	16/04/2021	156.92		NHBC
706 0083019		231	231 MAGNA ROAD POOLE	108	45 Becket Crescent Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	704	26/07/2021	AR	No	BARRATT HOMES				NHBC
707 0083020		231	231 MAGNA ROAD POOLE	109	Flat 1 35 Provence Drive Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	584	26/07/2021	AR	No	BARRATT HOMES				NHBC
708 0083021		231	231 MAGNA ROAD POOLE	110	Flat 2 35 Provence Drive Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	676	26/07/2021	AR	No	BARRATT HOMES				NHBC
709 0083022		231	231 MAGNA ROAD POOLE	111	Flat 3 35 Provence Drive Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	584	26/07/2021	AR	No	BARRATT HOMES				NHBC
710 0083023		231	231 MAGNA ROAD POOLE	112	Flat 4 35 Provence Drive Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	676	26/07/2021	AR	No	BARRATT HOMES				NHBC
711 0083024		231	231 MAGNA ROAD POOLE	113	Flat 5 35 Provence Drive Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	584	26/07/2021	AR	No	BARRATT HOMES				NHBC
712 0083025		231	231 MAGNA ROAD POOLE	114	Flat 6 35 Provence Drive Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	676	26/07/2021	AR	No	BARRATT HOMES				NHBC
713 0083026		231	231 MAGNA ROAD POOLE	278	1 8 Arthur Gardens Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		1	434	10/06/2021	AR	No	BARRATT HOMES				NHBC
714 0083027		231	231 MAGNA ROAD POOLE	279	2 8 Arthur Gardens Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		1	519	10/06/2021	AR	No	BARRATT HOMES				NHBC
715 0084001		258A	258A LAND OFF A38 BRISTOL ROAD	443	Flat 2 35 Topaz Drive Bridgwater	Somerset	TA6 4FP	Sedgemoor	Flat		1	538	18/12/2020	SR	No	TAYLOR WIMPEY	26/03/2021	80.96	B	NHBC
716 0084002		258A	258A LAND OFF A38 BRISTOL ROAD	445	Flat 4 35 Topaz Drive Bridgwater	Somerset	TA6 4FP	Sedgemoor	Flat		1	538	18/12/2020	SR	No	TAYLOR WIMPEY	06/05/2021	83.15	B	NHBC
717 0084003		258A	258A LAND OFF A38 BRISTOL ROAD	442	Flat 1 35 Topaz Drive Bridgwater	Somerset	TA6 4FP	Sedgemoor	Flat		2	721	18/12/2020	SR	No	TAYLOR WIMPEY	20/03/2021		B	NHBC
718 0084004		258A	258A LAND OFF A38 BRISTOL ROAD	444	Flat 3 35 Topaz Drive Bridgwater	Somerset	TA6 4FP	Sedgemoor	Flat		2	721	18/12/2020	SR	No	TAYLOR WIMPEY	14/04/2021	89.77	B	NHBC
719 0084011		258A	258A LAND OFF A38 BRISTOL ROAD	433	28 Topaz Drive Bridgwater	Somerset	TA6 4FP	Sedgemoor	House	Mid Terrace	2	818	18/12/2020	SR	No	TAYLOR WIMPEY	12/03/2021	98.29	B	NHBC
720 0084012		258A	258A LAND OFF A38 BRISTOL ROAD	432	26 Topaz Drive Bridgwater	Somerset	TA6 4FP	Sedgemoor	House	End Terrace	3	893	18/12/2020	SR	No	TAYLOR WIMPEY	12/03/2021	107.1	B	NHBC
721 0084013		258A	258A LAND OFF A38 BRISTOL ROAD	435	32 Topaz Drive Bridgwater	Somerset	TA6 4FP	Sedgemoor	House	End Terrace	3	893	18/12/2020	SR	No	TAYLOR WIMPEY	24/03/2021	107.1	B	NHBC
722 0085040		295	295 EAGLE FARM	197-B1	Flat 1 23 Bolebec Avenue Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	614	25/09/2020	AR	No	BARRATT HOMES	27/11/2020	166.15	B	NHBC
723 0085041		295	295 EAGLE FARM	198-B1	Flat 2 23 Bolebec Avenue Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	614	25/09/2020	AR	No	BARRATT HOMES	27/11/2020	166.15	B	NHBC
724 0085042		295	295 EAGLE FARM	199-B1	Flat 3 23 Bolebec Avenue Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	614	25/09/2020	AR	No	BARRATT HOMES	27/11/2020	166.15	B	NHBC
725 0085043		295	295 EAGLE FARM	200-B1	Flat 4 23 Bolebec Avenue Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	614	25/09/2020	AR	No	BARRATT HOMES	27/11/2020	166.15	B	NHBC
726 0085044		295	295 EAGLE FARM	201-B1	Flat 5 23 Bolebec Avenue Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	614	25/09/2020	AR	No	BARRATT HOMES	27/11/2020	166.15	B	NHBC
727 0085045		295	295 EAGLE FARM	202-B1	Flat 6 23 Bolebec Avenue Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	614	25/09/2020	AR	No	BARRATT HOMES	04/12/2020	166.15	B	NHBC
728 0085062		295	295 EAGLE FARM	191-B1	Flat 1 27 Bolebec Avenue Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		1	517	25/09/2020	AR	No	BARRATT HOMES	27/11/2020	149.59	B	NHBC
729 0085063		295	295 EAGLE FARM	192-B1	Flat 2 27 Bolebec Avenue Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		1	517	25/09/2020	AR	No	BARRATT HOMES			B	NHBC
730 0085064		295	295 EAGLE FARM	193-B1	Flat 3 27 Bolebec Avenue Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		1	517	25/09/2020	AR	No	BARRATT HOMES			B	NHBC
731 0085065		295	295 EAGLE FARM	194-B1	Flat 4 27 Bolebec Avenue Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		1	517	25/09/2020	AR	No	BARRATT HOMES			B	NHBC
732 0085066		295	295 EAGLE FARM	195-B1	Flat 5 27 Bolebec Avenue Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		1	517	25/09/2020	AR	No	BARRATT HOMES	01/01/2050	149.49	B	NHBC
733 0085067		295	295 EAGLE FARM	196-B1	Flat 6 27 Bolebec Avenue Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		1	517	25/09/2020	AR	No	BARRATT HOMES			B	NHBC
734 0085068		295	295 EAGLE FARM	190-B1	25 Bolebec Avenue Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	687	25/09/2020	AR	No	BARRATT HOMES	27/11/2020	166.15	B	NHBC
735 0085109		295	295 EAGLE FARM	134-D1	40 Fitz Hugh Crescent Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	House	Semi detached	2	750	22/07/2020	AR	No	BARRATT HOMES	06/11/2020	189.86		NHBC
736 0093009		483	483 UPPER CALDECOTE BIGGLESWA	31	15 Foxglove Gardens Biggleswade	Bedfordshire	SG18 9BG	Central Bedfordshire	House	Semi detached	2	855	27/07/2020	AR	No	Martin Grant Homes	14/08/2020	152.3	B	NHBC
737 0093010		483	483 UPPER CALDECOTE BIGGLESWA	32	11 Foxglove Gardens Biggleswade	Bedfordshire	SG18 9BG	Central Bedfordshire	House	Semi detached	2	855	27/07/2020	AR	No	Martin Grant Homes	14/08/2020	152.3	B	NHBC
738 0093011		483	483 UPPER CALDECOTE BIGGLESWA	33	9 Foxglove Gardens Biggleswade	Bedfordshire	SG18 9BG	Central Bedfordshire	House	Semi detached	2	855	27/07/2020	AR	No	Martin Grant Homes	19/08/2020	152.3	B	NHBC
739 0101012		573	573 CREWE ROAD ALSAGER	42	15 Farrell Drive	Cheshire	ST7 2JL	Cheshire East	House	End Terrace	2	631	28/07/2020	AR	No	PERSIMMONS	09/10/2020	113.92	B	NHBC
740 0101013		573	573 CREWE ROAD ALSAGER	43	17 Farrell Drive	Cheshire	ST7 2JL	Cheshire East	House	Mid Terrace	2	631	28/07/2020	AR	No	PERSIMMONS	09/10/2020	113.92	B	NHBC
741 0101014		573	573 CREWE ROAD ALSAGER	44	19 Farrell Drive	Cheshire	ST7 2JL	Cheshire East	House	End Terrace	2	631	28/07/2020	AR	No	PERSIMMONS	09/10/2020	113.92	B	NHBC
742 0101015		573	573 CREWE ROAD ALSAGER	46	23 Farrell Drive	Cheshire	ST7 2JL	Cheshire East	House	End Terrace	2	631	17/12/2020	AR	No	PERSIMMONS	15/03/2021	113.92	B	NHBC
743 0101016		573	573 CREWE ROAD ALSAGER	47	25 Farrell Drive	Cheshire	ST7 2JL	Cheshire East	House	Mid Terrace	2	631	17/12/2020	AR	No	PERSIMMONS	11/05/2021	113.92	B	NHBC
744 0101017		573	573 CREWE ROAD ALSAGER	48	27 Farrell Drive	Cheshire	ST7 2JL	Cheshire East	House	End Terrace	2	631	17/12/2020	AR	No	PERSIMMONS	23/02/2021	113.92	B	NHBC
745 0101026		573	573 CREWE ROAD ALSAGER	65	48 Farrell Drive	Cheshire	ST7 2JL	Cheshire East	House	End Terrace	2	631	28/09/2020	AR	No	PERSIMMONS	23/11/2020	113.92	B	NHBC
746 0101027		573	573 CREWE ROAD ALSAGER	64	50 Farrell Drive	Cheshire	ST7 2JL	Cheshire East	House	End Terrace	2	631	28/09/2020	AR	No	PERSIMMONS	23/11/2020	113.92	B	NHBC
747 0106005		579	579 THE SIGNALS WATTON	54	41 Eastern Road Watton Thetford	Norfolk	IP25 6XS	Breckland	Flat		2	688	20/06/2019	AR	No	BENNETT HOMES	04/06/2020	115.38	B	NHBC
748 0106008		579	579 THE SIGNALS WATTON	57	43 Eastern Road Watton Thetford	Norfolk	IP25 6XS	Breckland	Flat		2	688	20/06/2019	AR	No	BENNETT HOMES	04/06/2020	115.38	B	NHBC
749 0106700001		1067	Stortford Road Standon	15	14 Hawken Close Standon Ware	Hertfordshire	SG11 1NA	East Hertfordshire	House	Semi detached	2	847	27/05/2021	AR	No	Stonebond Properties			B	PG

Unit Count	Unit Reference (ID)	Site Reference Number	Site Name	Plot Number	Property address	Unit County	Unit Post Code	Local Authority	Unit Type	Unit Position	Number of Bedrooms	Area (sq ft)	Practical Completion Date	Tenure	Grant	Developer	Tenancy Start Date	Weekly Rent	EPC Rating	Warranty Cover
750 0106700002		1067	Stortford Road Standon	16	13 Hawken Close Standon Ware	Hertfordshire	SG11 1NA	East Hertfordshire	House	Semi detached	2	847	27/05/2021	AR	No	Stonebond Properties			B	PG
751 0107025		638	638 HOUGHTON REGIS (BIDWELL WE	56	24 Cramlington Road	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Semi detached	2	809	14/07/2021	AR	No	TAYLOR WIMPEY			B	NHBC
752 0107026		638	638 HOUGHTON REGIS (BIDWELL WE	57	26 Cramlington Road	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Semi detached	2	809	14/07/2021	AR	No	TAYLOR WIMPEY			B	NHBC
753 0107027		638	638 HOUGHTON REGIS (BIDWELL WE	58	28 Cramlington Road	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Semi detached	2	809	14/07/2021	AR	No	TAYLOR WIMPEY			B	NHBC
754 0107028		638	638 HOUGHTON REGIS (BIDWELL WE	59	30 Cramlington Road	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Semi detached	2	809	14/07/2021	AR	No	TAYLOR WIMPEY			B	NHBC
755 0107029		638	638 HOUGHTON REGIS (BIDWELL WE	71	8 Cramlington Road	Bedfordshire	LU5 6JH	Central Bedfordshire	House	End Terrace	2	809	11/08/2021	AR	No	TAYLOR WIMPEY				NHBC
756 0107030		638	638 HOUGHTON REGIS (BIDWELL WE	72	10 Cramlington Road	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Mid Terrace	2	809	11/08/2021	AR	No	TAYLOR WIMPEY				NHBC
757 0107031		638	638 HOUGHTON REGIS (BIDWELL WE	73	12 Cramlington Road	Bedfordshire	LU5 6JH	Central Bedfordshire	House	End Terrace	2	809	11/08/2021	AR	No	TAYLOR WIMPEY				NHBC
758 0107032		638	638 HOUGHTON REGIS (BIDWELL WE	74	14 Cramlington Road	Bedfordshire	LU5 6JH	Central Bedfordshire	House	End Terrace	2	809	11/08/2021	AR	No	TAYLOR WIMPEY				NHBC
759 0107033		638	638 HOUGHTON REGIS (BIDWELL WE	75	16 Cramlington Road	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Mid Terrace	2	809	11/08/2021	AR	No	TAYLOR WIMPEY				NHBC
760 0107034		638	638 HOUGHTON REGIS (BIDWELL WE	76	18 Cramlington Road	Bedfordshire	LU5 6JH	Central Bedfordshire	House	End Terrace	2	809	11/08/2021	AR	No	TAYLOR WIMPEY				NHBC
761 0107083		638	638 HOUGHTON REGIS (BIDWELL WE	78	38 Morpheth Crescent	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Detached	3	1009	11/08/2021	AR	No	TAYLOR WIMPEY				NHBC
762 0107095		638	638 HOUGHTON REGIS (BIDWELL WE	55	22 Cramlington Road Houghton Regis	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Detached	4	1148	28/07/2021	AR	No	TAYLOR WIMPEY				NHBC
763 0107096		638	638 HOUGHTON REGIS (BIDWELL WE	70	6 Cramlington Road	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Detached	4	1148	11/08/2021	AR	No	TAYLOR WIMPEY				NHBC
764 0107097		638	638 HOUGHTON REGIS (BIDWELL WE	77	20 Cramlington Road	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Detached	4	1148	11/08/2021	AR	No	TAYLOR WIMPEY				NHBC
765 0110012		683	683 MILLERSFIELD SPROSTON PHAS	199	7 Kingfisher Sprowston Norwich	Norfolk	NR7 8AB	Broadland	Flat		1	548	18/08/2020	AR	No	PERSIMMONS	02/12/2020	96	B	NHBC
766 0110013		683	683 MILLERSFIELD SPROSTON PHAS	200	9 Kingfisher Sprowston Norwich	Norfolk	NR7 8AB	Broadland	Flat		1	548	18/08/2020	AR	No	PERSIMMONS	20/11/2020	96	B	NHBC
767 0110014		683	683 MILLERSFIELD SPROSTON PHAS	201	11 Kingfisher Sprowston Norwich	Norfolk	NR7 8AB	Broadland	Flat		1	548	18/08/2020	AR	No	PERSIMMONS	25/11/2020	96	B	NHBC
768 0110015		683	683 MILLERSFIELD SPROSTON PHAS	202	13 Kingfisher Sprowston Norwich	Norfolk	NR7 8AB	Broadland	Flat		1	548	18/08/2020	AR	No	PERSIMMONS	20/11/2020	96	B	NHBC
769 0110016		683	683 MILLERSFIELD SPROSTON PHAS	203	15 Kingfisher Sprowston Norwich	Norfolk	NR7 8AB	Broadland	Flat		1	548	18/08/2020	AR	No	PERSIMMONS	20/11/2020	96	B	NHBC
770 0110017		683	683 MILLERSFIELD SPROSTON PHAS	204	17 Kingfisher Sprowston Norwich	Norfolk	NR7 8AB	Broadland	Flat		1	548	18/08/2020	AR	No	PERSIMMONS	07/01/2021	96	B	NHBC
771 0110018		683	683 MILLERSFIELD SPROSTON PHAS	205	19 Kingfisher Sprowston Norwich	Norfolk	NR7 8AB	Broadland	Flat		1	548	16/11/2020	AR	No	PERSIMMONS	11/02/2021	96	B	NHBC
772 0110019		683	683 MILLERSFIELD SPROSTON PHAS	206	21 Kingfisher Sprowston Norwich	Norfolk	NR7 8AB	Broadland	Flat		1	548	16/11/2020	AR	No	PERSIMMONS	13/01/2021	96	B	NHBC
773 0110020		683	683 MILLERSFIELD SPROSTON PHAS	207	23 Kingfisher Sprowston Norwich	Norfolk	NR7 8AB	Broadland	Flat		1	548	16/11/2020	AR	No	PERSIMMONS	23/01/2021		B	NHBC
774 0110021		683	683 MILLERSFIELD SPROSTON PHAS	208	25 Kingfisher Sprowston Norwich	Norfolk	NR7 8AB	Broadland	Flat		1	548	16/11/2020	AR	No	PERSIMMONS	23/01/2021	96	B	NHBC
775 0110022		683	683 MILLERSFIELD SPROSTON PHAS	209	27 Kingfisher Sprowston Norwich	Norfolk	NR7 8AB	Broadland	Flat		1	548	16/11/2020	AR	No	PERSIMMONS	25/02/2021	96	B	NHBC
776 0110023		683	683 MILLERSFIELD SPROSTON PHAS	210	29 Kingfisher Sprowston Norwich	Norfolk	NR7 8AB	Broadland	Flat		1	548	16/11/2020	AR	No	PERSIMMONS	19/04/2021	96	B	NHBC
777 0110024		683	683 MILLERSFIELD SPROSTON PHAS	211	1 Nuthatch Road Sprowston Norwich	Norfolk	NR7 8AB	Broadland	House	End Terrace	3	951	16/11/2020	AR	No	PERSIMMONS	13/01/2021	163.4	B	NHBC
778 0110025		683	683 MILLERSFIELD SPROSTON PHAS	212	3 Nuthatch Road Sprowston Norwich	Norfolk	NR7 8AB	Broadland	House	Mid Terrace	3	951	16/11/2020	AR	No	PERSIMMONS	13/01/2021	163.4	B	NHBC
779 0110026		683	683 MILLERSFIELD SPROSTON PHAS	213	5 Nuthatch Road Sprowston Norwich	Norfolk	NR7 8AB	Broadland	House	End Terrace	3	951	16/11/2020	AR	No	PERSIMMONS	13/01/2021	163.4	B	NHBC
780 0110027		683	683 MILLERSFIELD SPROSTON PHAS	235	41 Kingfisher Road Sprowston Norwich	Norfolk	NR7 8AB	Broadland	House	Detached	4	1223	19/02/2021	AR	No	PERSIMMONS	17/03/2021	200	B	NHBC
781 0110031		683	683 MILLERSFIELD SPROSTON PHAS	247	14 Nuthatch Road Sprowston Norwich	Norfolk	NR7 8AB	Broadland	House	End Terrace	2	750	11/12/2020	AR	No	PERSIMMONS	23/01/2021	138.08	B	NHBC
782 0110032		683	683 MILLERSFIELD SPROSTON PHAS	248	16 Nuthatch Road Sprowston Norwich	Norfolk	NR7 8AB	Broadland	House	Mid Terrace	2	750	11/12/2020	AR	No	PERSIMMONS	23/01/2021	138.08	B	NHBC
783 0110033		683	683 MILLERSFIELD SPROSTON PHAS	249	18 Nuthatch Road Sprowston Norwich	Norfolk	NR7 8AB	Broadland	House	End Terrace	2	750	11/12/2020	AR	No	PERSIMMONS	25/02/2021	138.08	B	NHBC
784 0111001		706	706 LITTLE WALDEN ROADM SAFFRO	1	7 Brook Row Lime Avenue Saffron Walden	Essex	CB10 2DU	Uttlesford	Flat	Detached	1	516	26/06/2020	AR	No	PERSIMMONS	24/07/2020	152	B	PG
785 0117001		818	818 EYNSHAM OXFORDSHIRE	107	2 Goddard Court Thornbury Road Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	Flat		1	561	15/10/2020	AR	No	TAYLOR WIMPEY	03/02/2021	147.69	B	NHBC
786 0117002		818	818 EYNSHAM OXFORDSHIRE	108	5 Goddard Court Thornbury Road Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	Flat		1	561	15/10/2020	AR	No	TAYLOR WIMPEY	16/01/2021	147.69	B	NHBC
787 0117003		818	818 EYNSHAM OXFORDSHIRE	109	8 Goddard Court Thornbury Road Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	Flat		1	561	15/10/2020	AR	No	TAYLOR WIMPEY	23/12/2020	147.7	B	NHBC
788 0117004		818	818 EYNSHAM OXFORDSHIRE	11	14 Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	Semi detached	1	602	26/06/2020	AR	No	TAYLOR WIMPEY	09/07/2020	151.38	B	NHBC
789 0117005		818	818 EYNSHAM OXFORDSHIRE	12	16 Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	Semi detached	1	602	26/06/2020	AR	No	TAYLOR WIMPEY	09/07/2020	151.38	B	NHBC
790 0117006		818	818 EYNSHAM OXFORDSHIRE	92	1 Walter House Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	Flat		2	771	28/10/2020	AR	No	TAYLOR WIMPEY	25/11/2020	175.38	B	NHBC
791 0117007		818	818 EYNSHAM OXFORDSHIRE	93	4 Walter House Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	Flat		2	771	28/10/2020	AR	No	TAYLOR WIMPEY	16/01/2021	175.2	B	NHBC
792 0117008		818	818 EYNSHAM OXFORDSHIRE	94	7 Walter House Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	Flat		2	771	28/10/2020	AR	No	TAYLOR WIMPEY	20/01/2021	175.2	B	NHBC
793 0117009		818	818 EYNSHAM OXFORDSHIRE	95	3 Walter House Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	Flat		2	771	28/10/2020	AR	No	TAYLOR WIMPEY	08/03/2021	175.2	B	NHBC
794 0117010		818	818 EYNSHAM OXFORDSHIRE	96	6 Walter House Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	Flat		2	771	28/10/2020	AR	No	TAYLOR WIMPEY	12/12/2020	175.38	B	NHBC
795 0117011		818	818 EYNSHAM OXFORDSHIRE	97	9 Walter House Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	Flat		2	771	28/10/2020	AR	No	TAYLOR WIMPEY	16/01/2021	175.2	B	NHBC
796 0117012		818	818 EYNSHAM OXFORDSHIRE	98	2 Walter House Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	Flat		1	561	28/10/2020	AR	No	TAYLOR WIMPEY	12/12/2020	147.7	B	NHBC
797 0117013		818	818 EYNSHAM OXFORDSHIRE	99	5 Walter House Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	Flat		1	561	28/10/2020	AR	No	TAYLOR WIMPEY	05/02/2021	147.69	B	NHBC
798 0117014		818	818 EYNSHAM OXFORDSHIRE	100	8 Walter House Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	Flat		1	561	28/10/2020	AR	No	TAYLOR WIMPEY	21/12/2020	147.7	B	NHBC
799 0117015		818	818 EYNSHAM OXFORDSHIRE	101	3 Goddard Court Thornbury Road Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	Flat		2	771	15/10/2020	AR	No	TAYLOR WIMPEY	22/02/2021	175.2	B	NHBC
800 0117016		818	818 EYNSHAM OXFORDSHIRE	102	6 Goddard Court Thornbury Road Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	Flat		2	771	15/10/2020	AR	No	TAYLOR WIMPEY	16/01/2021	175.2	B	NHBC
801 0117017		818	818 EYNSHAM OXFORDSHIRE	103	9 Goddard Court Thornbury Road Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	Flat		2	771	15/10/2020	AR	No	TAYLOR WIMPEY	03/02/2021	175.2	B	NHBC
802 0117030		818	818 EYNSHAM OXFORDSHIRE	28	48 Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	End Terrace	2	808	13/08/2020	AR	No	TAYLOR WIMPEY	25/09/2020	180	B	NHBC
803 0117031		818	818 EYNSHAM OXFORDSHIRE	29	50 Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	Mid Terrace	2	808	13/08/2020	AR	No	TAYLOR WIMPEY	24/09/2020	180	B	NHBC
804 0117032		818	818 EYNSHAM OXFORDSHIRE	30	52 Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	End Terrace	2	808	13/08/2020	AR	No	TAYLOR WIMPEY	25/09/2020	180	B	NHBC
805 0117034		818	818 EYNSHAM OXFORDSHIRE	129	17 Blakeman Lane Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	Mid Terrace	3	910	16/07/2020	AR	No	TAYLOR WIMPEY	08/10/2020	230.77	B	NHBC
806 0117038		818	818 EYNSHAM OXFORDSHIRE	144	21 Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	End Terrace	2	808	09/09/2020	AR	No	TAYLOR WIMPEY	24/09/2020	180	B	NHBC
807 0117039		818	818 EYNSHAM OXFORDSHIRE	145	19 Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	Mid Terrace	2	808	09/09/2020	AR	No	TAYLOR WIMPEY	24/09/2020	180	B	NHBC
808 0117040		818	818 EYNSHAM OXFORDSHIRE	146	17 Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	End Terrace	2	808	09/09/2020	AR	No	TAYLOR WIMPEY	24/09/2020	180	B	NHBC
809 0117041		818	818 EYNSHAM OXFORDSHIRE	147	15 Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	End Terrace	2	808	13/08/2020	AR	No	TAYLOR WIMPEY	25/09/2020	180	B	NHBC
810 0117042		818	818 EYNSHAM OXFORDSHIRE	148	13 Saywell Crescent Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	Mid Terrace	2	808	09/09/2020	AR	No	TAYLOR WIMPEY	25/09/2020	180	B	NHBC
811 0117048		818	818 EYNSHAM OXFORDSHIRE	154	12 Blakeman Lane Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	Mid Terrace	2	808	17/09/2020	AR	No	TAYLOR WIMPEY	08/10/2020	180	B	NHBC
812 0117049		818	818 EYNSHAM OXFORDSHIRE	155	14 Blakeman Lane Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	End Terrace	2	808	17/09/2020	AR	No	TAYLOR WIMPEY	08/10/2020	180	B	NHBC
813 0117067		818	818 EYNSHAM OXFORDSHIRE	130	15 Blakeman Lane Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	Mid Terrace	3	910	16/07/2020	AR	No	TAYLOR WIMPEY	13/08/2020	230.77	B	NHBC
814 0117068		818	818 EYNSHAM OXFORDSHIRE	131	13 Blakeman Lane Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	End Terrace	3	910	02/07/2020	AR	No	TAYLOR WIMPEY	13/08/2020	230.77	B	NHBC
815 0117069		818	818 EYNSHAM OXFORDSHIRE	132	11 Blakeman Lane Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	Semi detached	2	808	02/07/2020	AR	No	TAYLOR WIMPEY	13/08/2020	180	B	NHBC
816 0117072		818	818 EYNSHAM OXFORDSHIRE	137	1 Blakeman Lane Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	End Terrace	4	1099	26/06/2020	AR	No	TAYLOR WIMPEY	14/07/2020	249.23	B	NHBC
817 0117076		818	818 EYNSHAM OXFORDSHIRE	133	9 Blakeman Lane Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	Semi detached	2	808	02/07/2020	AR	No	TAYLOR WIMPEY	13/08/2020	180	B	NHBC
818 0117077		818	818 EYNSHAM OXFORDSHIRE	134	7 Blakeman Lane Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	House	End Terrace	3	910	26/06/2020	AR	No	TAYLOR WIMPEY	14/07/2020	230.77	B	NHBC
819 0117078		818	818 EYNSHAM OXFORDSHIRE	104	1 Goddard Court Thornbury Road Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	Flat	End Terrace	2	771	15/10/2020	AR	No	TAYLOR WIMPEY	27/11/2020	175.38	B	NHBC
820 0117079		818	818 EYNSHAM OXFORDSHIRE	105	4 Goddard Court Thornbury Road Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	Flat		2	771	15/10/2020	AR	No	TAYLOR WIMPEY	13/05/2021	175.38	B	NHBC
821 0117080		818	818 EYNSHAM OXFORDSHIRE	106	7 Goddard Court Thornbury Road Eynsham Witney	Oxfordshire	OX29 4PW	West Oxfordshire	Flat	End Terrace	2	771	15/10/2020	AR	No	TAYLOR WIMPEY	23/12/2020	175.38	B	NHBC
822 0119014		833	833 POINTERS EAST CAISTER	100	21 Pascoe drive Ormesby St Margaret Great Yarmouth	Norfolk	NR32 3QQ	Great Yarmouth	House	End Terrace	2	638	31/07/2020	AR	No	PERSIMMONS	27/08/2020	116.22	B	NHBC
823 0119015		833	833 POINTERS EAST CAISTER	101	23 Pascoe drive Ormesby St Margaret Great Yarmouth	Norfolk	NR32 3QQ	Great Yarmouth	House	Mid Terrace	2	638	31/07/2020	AR	No	PERSIMMONS	20/08/2020	116.22	B	NHBC
824 0119016		833	833 POINTERS EAST CAISTER	102	25 Pascoe drive Ormesby St Margaret Great Yarmouth	Norfolk	NR32 3QQ	Great Yarmouth	House	End Terrace	2	638	31/07/2020	AR	No	PERSIMMONS	20/08/2020	116.22	B	NHBC
825 0119017		833	833 POINTERS EAST CAISTER	103	27 Pascoe drive Ormesby St Margaret Great Yarmouth	Norfolk	NR32 3QQ	Great Yarmouth	House	End Terrace	2	638	31/07/2020	AR	No	PERSIMMONS	02/09/2020	116.22	B	NHBC
826 0119018		833	833 POINTERS EAST CAISTER	104	29 Pascoe drive Ormesby St Margaret Great Yarmouth	Norfolk	NR32 3QQ	Great Yarmouth	House	Mid Terrace	2	638	31/07/2020	AR	No	PERSIMMONS	27/08/2020	116.22	B	NHBC
827 0119019		833	833 POINTERS EAST CAISTER	105	31 Pascoe drive Ormesby St Margaret Great Yarmouth	Norfolk	NR32 3QQ	Great Yarmouth	House	End Terrace	2	638	31/07/2020	AR	No	PERSIMMONS	27/08/2020	116.22	B	NHBC
828 0119020		833	833 POINTERS EAST CAISTER	90	1 Kerrison Close Ormesby St Margaret Great Yarmouth	Norfolk	NR32 3QQ	Great Yarmouth	House	End Terrace	2	638	11/09/2020	AR	No	PERSIMMONS	16/10/2020	116.22	B	NHBC
829 0119021		833	833 POINTERS EAST CAISTER	91	2 Kerrison Close Ormesby St Margaret Great Yarmouth	Norfolk	NR32 3QQ	Great Yarmouth	House	Mid Terrace	2	638	11/09/2020	AR	No	PERSIMMONS	16/10/2020	116.22	B	NHBC
830 0119022		833	833 POINTERS EAST CAISTER	92	3 Kerrison Close Ormesby St Margaret Great Yarmouth	Norfolk	NR32 3QQ	Great Yarmouth	House	End Terrace	2	638	11/09/2020	AR	No	PERSIMMONS	16/10/2020	116.22	B	NHBC
831 0122001		921	921 FORMER PONTINS HOLIDAY CAM	101	1 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	932	11/09/2020	SR	No	PERSIMMONS	05/12/2020	97.93	B	LABC
832 0122002		921	921 FORMER PONTINS HOLIDAY CAM	102	3 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Mid Terrace	3	932	11/09/2020	SR	No	PERSIMMONS	27/05/2021	99.04	B	LABC
833 0122003		921	921 FORMER PONTINS HOLIDAY CAM	103	5 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	932	11/09/2020	SR	No	PERSIMMONS	05/12/2020	97.93	B	LABC
834 0122004		921	921 FORMER PONTINS HOLIDAY CAM	104	7 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Semi detached	3	932	11/09/2020	SR	No	PERSIMMONS	30/10/2020	97.93	B	LABC
835 0122005		921	921 FORMER PONTINS HOLIDAY CAM	105	9 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Semi detached	3	932	11/09/2020	SR	No	PERSIMMONS	05/11/2020	97.93	B	LABC
836 0122006		921	921 FORMER PONTINS HOLIDAY CAM	106	11 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	2	638	23/09/2020	SR	No	PERSIMMONS	30/10/2020	85.11	B	LABC
837 0122007		921	921 FORMER PONTINS HOLIDAY CAM	107	13 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Mid Terrace	2	638	23/09/2020	SR	No	PERSIMMONS	30/10/2020	84.76	B	LABC
838 0122008		921	921 FORMER PONTINS HOLIDAY CAM	108	15 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	761	22/10/2020	SR	No	PERSIMMONS	27/11/2020	97.23	B	LABC
839 0122009		921	921 FORMER PONTINS HOLIDAY CAM	109	17 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	739	29/10/2020	SR	No	PERSIMMONS	27/11/2020	93.18	B	LABC
840 0122010		921	921 FORMER PONTINS HOLIDAY CAM	110	19 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Mid Terrace	3	739	29/10/2020	SR	No	PERSIMMONS	22/12/2020	96.99	B	LABC
841 0122011		921	921 FORMER PONTINS HOLIDAY CAM	111	21 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Mid Terrace	3	739	29/10/2020	SR	No	PERSIMMONS	12/01/2021	96.99	B	LABC
842 0122012		921	921 FORMER PONTINS HOLIDAY CAM	112	23 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	739	29/10/2020	SR	No	PERSIMMONS	27/11/2020	93.18	B	LABC
843 0122013		921	921 FORMER PONTINS HOLIDAY CAM	117	33 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	739	26/02/2021	SR	No	PERSIMMONS	27/05/2021	99.9	B	LABC
844 0122014		921	921 FORMER PONTINS HOLIDAY CAM	118	35 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Mid Terrace	3	739	26/02/2021	SR	No	PERSIMMONS	25/06/2021	98.73	B	LABC
845 0122015		921	921 FORMER PONTINS HOLIDAY CAM	119	37 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	739	26/02/2021	SR	No	PERSIMMONS	25/06/2021	98.73	B	LABC
846 0122016		921	921 FORMER PONTINS HOLIDAY CAM	122	43 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	739	26/02/2021	SR	No	PERSIMMONS	03/06/2021	99.9	B	LABC
847 0122017		921	921 FORMER PONTINS HOLIDAY CAM	123	45 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Mid Terrace	3	739	26/02/2021	SR	No	PERSIMMONS			B	LABC
848 0122018		921	921 FORMER PONTINS HOLIDAY CAM	124	47 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	739	26/02/2021	SR	No	PERSIMMONS	15/06/2021	98.73	B	LABC
849 0122039		921	921 FORMER PONTINS HOLIDAY CAM	155	109 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Detached	2	1182	12/03/2021	SR	No	PERSIMMONS	19/04/2021	113.27	B	LABC
850 0122040		921	921 FORMER PONTINS HOLIDAY CAM	156	111 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Detached	2	1182	12/03/2021	SR	No	PERSIMMONS	19/04/2021	113.85	B	LABC
851 0122049		921	921 FORMER PONTINS HOLIDAY CAM	276	30 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	932	16/12/2020	SR	No	PERSIMMONS	24/06/2021	106.35	B	LABC
852 0122050		921	921 FORMER PONTINS HOLIDAY CAM	277	32 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Mid Terrace	3	932	16/12/2020	SR	No	PERSIMMONS	29/04/2021	105.44	B	LABC
853 0122051		921	921 FORMER PONTINS HOLIDAY CAM	278	34 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Mid Terrace	3	932	16/12/2020	SR	No	PERSIMMONS			B	LABC
854 0122052		921	921 FORMER PONTINS HOLIDAY CAM	279	36 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	932	16/12/2020	SR	No	PERSIMMONS	29/04/2021	104.5	B	LABC
855 0122064		921	921 FORMER PONTINS HOLIDAY CAM	316	14 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	739	22/10/2020	SR	No	PERSIMMONS	27/11/2020	93	B	LABC
856 0122065		921	921 FORMER PONTINS HOLIDAY CAM	317	16 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Mid Terrace	3	739	22/10/2020	SR	No	PERSIMMONS	27/11/2020	92.83	B	LABC

Unit Count	Unit Reference (ID)	Site Reference Number	Site Name	Plot Number	Property address	Unit County	Unit Post Code	Local Authority	Unit Type	Unit Position	Number of Bedrooms	Area (sq ft)	Practical Completion Date	Tenure	Grant	Developer	Tenancy Start Date	Weekly Rent	EPC Rating	Warranty Cover
857 0122066		921	921 FORMER PONTINS HOLIDAY CAM	318	18 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Mid Terrace	3	739	22/10/2020	SR	No	PERSIMMONS	27/11/2020	92.83	B	LABC
858 0122067		921	921 FORMER PONTINS HOLIDAY CAM	319	20 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	739	22/10/2020	SR	No	PERSIMMONS	21/01/2021	92.94	B	LABC
859 0122081		921	921 FORMER PONTINS HOLIDAY CAM	352	2 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	761	29/06/2020	SR	No	PERSIMMONS	12/08/2020	100.35	B	LABC
860 0122082		921	921 FORMER PONTINS HOLIDAY CAM	353	4 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Mid Terrace	3	761	29/06/2020	SR	No	PERSIMMONS	12/08/2020	100.15	B	LABC
861 0122083		921	921 FORMER PONTINS HOLIDAY CAM	354	6 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	761	09/07/2020	SR	No	PERSIMMONS	12/08/2020	100.35	B	LABC
862 0216004		1226	Thwaites Road| Oswaldtwistle	64	144 Thwaites Road Oswaldtwistle Accrington	Lancashire	BB5 4QG	Hyndburn	House	End Terrace	3	762	16/11/2020	AR	No	Persimmon Homes	22/02/2021	115	B	PG
863 0216005		1226	Thwaites Road| Oswaldtwistle	65	142 Thwaites Road Oswaldtwistle Accrington	Lancashire	BB5 4QG	Hyndburn	House	Mid Terrace	3	762	16/11/2020	AR	No	Persimmon Homes	22/03/2021	115	B	PG
864 0216006		1226	Thwaites Road| Oswaldtwistle	66	140 Thwaites Road Oswaldtwistle Accrington	Lancashire	BB5 4QG	Hyndburn	House	End Terrace	3	762	16/11/2020	AR	No	Persimmon Homes	30/04/2021	115	B	PG
865 0216007		1226	Thwaites Road| Oswaldtwistle	67	138 Thwaites Road Oswaldtwistle Accrington	Lancashire	BB5 4QG	Hyndburn	House	End Terrace	3	811	16/11/2020	AR	No	Persimmon Homes	22/02/2021	115	B	PG
866 0216008		1226	Thwaites Road| Oswaldtwistle	68	136 Thwaites Road Oswaldtwistle Accrington	Lancashire	BB5 4QG	Hyndburn	House	Mid Terrace	3	811	16/11/2020	AR	No	Persimmon Homes	22/02/2021	115	B	PG
867 0123001		588	588 HOUGHTON REGIS	3013	31 Claudia Gardens	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Semi detached	4	1086	15/09/2020	AR	No	Bellway	12/11/2020	240	B	NHBC
868 0123002		588	588 HOUGHTON REGIS	3014	29 Claudia Gardens	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Semi detached	4	1086	15/09/2020	AR	No	Bellway	19/11/2020	240	B	NHBC
869 0123013		588	588 HOUGHTON REGIS	3130	5 Alban Corner AF2 Fog A	Bedfordshire	LU5 6JH	Central Bedfordshire	Flat		2	870	21/08/2020	AR	No	Bellway	22/09/2020	166.15	B	NHBC
870 0123014		588	588 HOUGHTON REGIS	3131	9 Alban Corner	Bedfordshire	LU5 6JH	Central Bedfordshire	House	End Terrace	3	942	17/08/2020	AR	No	Bellway	12/11/2020	203.08	B	NHBC
871 0123015		588	588 HOUGHTON REGIS	3132	8 Alban Corner	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Mid Terrace	4	1086	17/08/2020	AR	No	Bellway	22/09/2020	240	B	NHBC
872 0123016		588	588 HOUGHTON REGIS	3133	7 Alban Corner	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Mid Terrace	4	1086	17/08/2020	AR	No	Bellway	11/09/2020	240	B	NHBC
873 0123017		588	588 HOUGHTON REGIS	3134	6 Alban Corner	Bedfordshire	LU5 6JH	Central Bedfordshire	House	End Terrace	2	788	31/07/2020	AR	No	Bellway	11/09/2020	166.15	B	NHBC
874 0123018		588	588 HOUGHTON REGIS	4019	2 Camilla Grove	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Semi detached	2	788	11/12/2020	AR	No	Bellway	16/01/2021	166.15		NHBC
875 0123019		588	588 HOUGHTON REGIS	4020	4 Camilla Grove	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Semi detached	2	788	11/12/2020	AR	No	Bellway	30/01/2021	166.15		NHBC
876 0123020		588	588 HOUGHTON REGIS	4021	6 Camilla Grove	Bedfordshire	LU5 6JH	Central Bedfordshire	House	End Terrace	3	942	11/12/2020	AR	No	Bellway	16/01/2021	203.08		NHBC
877 0123021		588	588 HOUGHTON REGIS	4022	8 Camilla Grove	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Mid Terrace	3	942	11/12/2020	AR	No	Bellway	06/02/2021	203.08		NHBC
878 0123022		588	588 HOUGHTON REGIS	4023	10 Camilla Grove	Bedfordshire	LU5 6JH	Central Bedfordshire	House	End Terrace	3	942	11/12/2020	AR	No	Bellway	30/01/2021	203.08		NHBC
879 0123023		588	588 HOUGHTON REGIS	4024	12 Camilla Grove	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Semi detached	4	1086	25/02/2021	AR	No	Bellway	20/03/2021	240		NHBC
880 0123024		588	588 HOUGHTON REGIS	4025	14 Camilla Grove	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Semi detached	4	1086	25/02/2021	AR	No	Bellway	10/04/2021	240		NHBC
881 0123025		588	588 HOUGHTON REGIS	4026	5 Terra Croft	Bedfordshire	LU5 6JH	Central Bedfordshire	House	End Terrace	2	788	25/02/2021	AR	No	Bellway	20/03/2021	166.15		NHBC
882 0123026		588	588 HOUGHTON REGIS	4027	4 Terra Croft	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Mid Terrace	3	942	25/02/2021	AR	No	Bellway	20/03/2021	203.08		NHBC
883 0123027		588	588 HOUGHTON REGIS	4028	3 Terra Croft	Bedfordshire	LU5 6JH	Central Bedfordshire	House	End Terrace	3	942	25/02/2021	AR	No	Bellway	10/04/2021	203.08		NHBC
884 0123028		588	588 HOUGHTON REGIS	4029	2 Terra Croft	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Semi detached	4	1086	25/02/2021	AR	No	Bellway	08/04/2021	240		NHBC
885 0123029		588	588 HOUGHTON REGIS	4030	1 Terra Croft	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Semi detached	4	1086	25/02/2021	AR	No	Bellway	10/04/2021	240		NHBC
886 0123030		588	588 HOUGHTON REGIS	4073	1 Caesar Close	Bedfordshire	LU5 6JH	Central Bedfordshire	Flat		1	544	30/10/2020	AR	No	Bellway	03/12/2020	129.23	B	NHBC
887 0123031		588	588 HOUGHTON REGIS	4074	2 Caesar Close	Bedfordshire	LU5 6JH	Central Bedfordshire	Flat		2	679	30/10/2020	AR	No	Bellway	03/12/2020	156.92	B	NHBC
888 0123032		588	588 HOUGHTON REGIS	4075	3 Caesar Close	Bedfordshire	LU5 6JH	Central Bedfordshire	Flat		1	544	30/10/2020	AR	No	Bellway	06/02/2021	129.23	B	NHBC
889 0123033		588	588 HOUGHTON REGIS	4076	4 Caesar Close	Bedfordshire	LU5 6JH	Central Bedfordshire	Flat		2	679	30/10/2020	AR	No	Bellway	03/12/2020	156.92	B	NHBC
890 0123034		588	588 HOUGHTON REGIS	4077	5 Caesar Close	Bedfordshire	LU5 6JH	Central Bedfordshire	Flat		1	544	30/10/2020	AR	No	Bellway	16/03/2021	129.23	B	NHBC
891 0123035		588	588 HOUGHTON REGIS	4078	6 Caesar Close	Bedfordshire	LU5 6JH	Central Bedfordshire	Flat		2	679	30/10/2020	AR	No	Bellway	03/12/2020	156.92	B	NHBC
892 0123036		588	588 HOUGHTON REGIS	4079	7 Caesar Close	Bedfordshire	LU5 6JH	Central Bedfordshire	House	End Terrace	4	1086	31/07/2020	AR	No	Bellway	22/09/2020	240	B	NHBC
893 0123037		588	588 HOUGHTON REGIS	4080	8 Caesar Close	Bedfordshire	LU5 6JH	Central Bedfordshire	House	Mid Terrace	4	1086	31/07/2020	AR	No	Bellway	22/09/2020	240	B	NHBC
894 1260001		1260	North Kilworth	2	5 Stablefields Drive North Kilworth Lutterworth	Leicestershire	LE17 6HF	Harborough	House		2	659	21/12/2020	AR	No	Snowden Homes	27/02/2021	124.62	C	NHBC
895 1260002		1260	North Kilworth	3	6 Stablefields Drive North Kilworth Lutterworth	Leicestershire	LE17 6HF	Harborough	House		2	659	21/12/2020	AR	No	Snowden Homes	16/02/2021	124.62	C	NHBC
896 1260003		1260	North Kilworth	4	7 Stablefields Drive North Kilworth Lutterworth	Leicestershire	LE17 6HF	Harborough	House		2	659	21/12/2020	AR	No	Snowden Homes	18/06/2021	127.38	C	NHBC
897 0129013		132	132 Marham Park	114	5 Rendell Cresecnt Bury St. Edmunds	Suffolk	IP32 6HN	St Edmundsbury	House	Mid Terrace	2	750	02/08/2021	AR	No	BARRATT HOMES			B	NHBC
898 0129014		132	132 Marham Park	115	7 Rendell Cresecnt Bury St. Edmunds	Suffolk	IP32 6HN	St Edmundsbury	House	End Terrace	2	750	02/08/2021	AR	No	BARRATT HOMES			B	NHBC
899 0129015		132	132 Marham Park	116	9 Rendell Cresecnt Bury St. Edmunds	Suffolk	IP32 6HN	St Edmundsbury	House	Semi detached	2	750	02/08/2021	AR	No	BARRATT HOMES			B	NHBC
900 0129016		132	132 Marham Park	117	11 Rendell Cresecnt Bury St. Edmunds	Suffolk	IP32 6HN	St Edmundsbury	House	Semi detached	3	1052	02/08/2021	AR	No	BARRATT HOMES			B	NHBC
901 0129017		132	132 Marham Park	118	1A Rendell Cresecnt Bury St. Edmunds	Suffolk	IP32 6HN	St Edmundsbury	Flat	Detached	2	704	02/08/2021	AR	No	BARRATT HOMES			B	NHBC
902 0129018		132	132 Marham Park	119	1 Rendell Cresecnt	Suffolk	IP32 6HN	St Edmundsbury	Flat		2	557	02/08/2021	AR	No	BARRATT HOMES			B	NHBC
903 0129030		132	132 Marham Park	113	3 Rendell Cresecnt Bury St. Edmunds	Suffolk	IP32 6HN	St Edmundsbury	House	End Terrace	3	1052	02/08/2021	AR	No	BARRATT HOMES			B	NHBC
904 0129031		132	132 Marham Park	120	6 Rendell Cresecnt	Suffolk	IP32 6HN	St Edmundsbury	Flat		1	450	02/08/2021	AR	No	BARRATT HOMES			B	NHBC
905 0129032		132	132 Marham Park	121	2 Rendell Cresecnt	Suffolk	IP32 6HN	St Edmundsbury	Flat		1	450	02/08/2021	AR	No	BARRATT HOMES			B	NHBC
906 0129033		132	132 Marham Park	122	7 Rendell Cresecnt Bury St. Edmunds	Suffolk	IP32 6HN	St Edmundsbury	Flat		2	557	02/08/2021	AR	No	BARRATT HOMES			B	NHBC
907 0129034		132	132 Marham Park	123	3 Rendell Cresecnt Bury St. Edmunds	Suffolk	IP32 6HN	St Edmundsbury	Flat		1	450	02/08/2021	AR	No	BARRATT HOMES			B	NHBC
908 0129035		132	132 Marham Park	124	8 Rendell Cresecnt Bury St. Edmunds	Suffolk	IP32 6HN	St Edmundsbury	Flat		1	450	02/08/2021	AR	No	BARRATT HOMES			B	NHBC
909 0129036		132	132 Marham Park	125	4 Rendell Cresecnt Bury St. Edmunds	Suffolk	IP32 6HN	St Edmundsbury	Flat		2	557	02/08/2021	AR	No	BARRATT HOMES			B	NHBC
910 0129037		132	132 Marham Park	126	9 Rendell Cresecnt Bury St. Edmunds	Suffolk	IP32 6HN	St Edmundsbury	Flat		1	450	02/08/2021	AR	No	BARRATT HOMES			B	NHBC
911 0129038		132	132 Marham Park	127	5 Rendell Cresecnt Bury St. Edmunds	Suffolk	IP32 6HN	St Edmundsbury	Flat		1	450	02/08/2021	AR	No	BARRATT HOMES			B	NHBC
912 0130001		492	492 Newport Road New Bradwell	15	Flat 1 19 Rowlandson Way Milton Keynes	Buckinghamshire	MK13 0AA	Milton Keynes	Flat	Part of Block of flats	1	567	02/09/2021	AR	No	Paul Newman New Homes				PG
913 0130002		492	492 Newport Road New Bradwell	16	Flat 2 19 Rowlandson Way Milton Keynes	Buckinghamshire	MK13 0AA	Milton Keynes	Flat	Part of Block of flats	1	567	02/09/2021	AR	No	Paul Newman New Homes				PG
914 0130003		492	492 Newport Road New Bradwell	17	Flat 3 19 Rowlandson Way Milton Keynes	Buckinghamshire	MK13 0AA	Milton Keynes	Flat	Part of Block of flats	1	567	02/09/2021	AR	No	Paul Newman New Homes				PG
915 0130006		492	492 Newport Road New Bradwell	20	Flat 6 19 Rowlandson Way Milton Keynes	Buckinghamshire	MK13 0AA	Milton Keynes	Flat	Part of Block of flats	1	567	02/09/2021	AR	No	Paul Newman New Homes				PG
916 0130007		492	492 Newport Road New Bradwell	10	Flat 1 17 Rowlandson Way Milton Keynes	Buckinghamshire	MK13 0AA	Milton Keynes	Flat	Part of Block of flats	2	745	10/05/2021	AR	No	Paul Newman New Homes			B	PG
917 0130008		492	492 Newport Road New Bradwell	11	Flat 2 17 Rowlandson Way Milton Keynes	Buckinghamshire	MK13 0AA	Milton Keynes	Flat	Part of Block of flats	2	745	10/05/2021	AR	No	Paul Newman New Homes			B	PG
918 0130009		492	492 Newport Road New Bradwell	12	Flat 3 17 Rowlandson Way Milton Keynes	Buckinghamshire	MK13 0AA	Milton Keynes	Flat	Part of Block of flats	2	745	10/05/2021	AR	No	Paul Newman New Homes			B	PG
919 0218001		1305	Ladbroke Grove| Monkston Park|	1	Flat 1 1 Greenford Crescent Monkston Park Milton Keynes	Buckinghamshire	MK10 9PL	Milton Keynes	Flat		1	550	03/12/2020	SR	No	R&B Newman	30/01/2021	117.9		PG
920 0218002		1305	Ladbroke Grove| Monkston Park|	2	Flat 2 1 Greenford Crescent Monkston Park Milton Keynes	Buckinghamshire	MK10 9PL	Milton Keynes	Flat		1	550	03/12/2020	AR	No	R&B Newman	13/02/2021	149.59	B	PG
921 0218004		1305	Ladbroke Grove| Monkston Park|	4	Flat 4 1 Greenford Crescent Monkston Park Milton Keynes	Buckinghamshire	MK10 9PL	Milton Keynes	Flat		2	757	03/12/2020	AR	No	R&B Newman	25/06/2021	149.59		PG
922 0218005		1305	Ladbroke Grove| Monkston Park|	5	Flat 1 3 Greenford Crescent Monkston Park Milton Keynes	Buckinghamshire	MK10 9PL	Milton Keynes	Flat		1	550	03/12/2020	AR	No	R&B Newman	23/06/2021	149.59	B	PG
923 0218006		1305	Ladbroke Grove| Monkston Park|	6	Flat 2 3 Greenford Crescent Ladbroke Grove Milton Keynes	Buckinghamshire	MK10 9PL	Milton Keynes	Flat		1	550	03/12/2020	AR	No	R&B Newman	13/02/2021	184.62		PG
924 0218007		1305	Ladbroke Grove| Monkston Park|	7	3 Greenford Crescent Ladbroke Grove Milton Keynes	Buckinghamshire	MK10 9PL	Milton Keynes	Flat		2	757	03/12/2020	AR	No	R&B Newman	13/02/2021	149.59		PG
925 0133001		221	221 London Road Hampton	209	124 Aqua Drive Hampton Water Peterborough	Cambridgeshire	PE7 8LL	Peterborough	Flat	Part of Block of flats	2	541	24/02/2021	AR	No	Barratt Homes	17/06/2021	136.93	B	NHBC
926 0133002		221	221 London Road Hampton	210	126 Aqua Drive Hampton Water Peterborough	Cambridgeshire	PE7 8LL	Peterborough	Flat	Part of Block of flats	2	541	24/02/2021	AR	No	Barratt Homes			B	NHBC
927 0133003		221	221 London Road Hampton	211	128 Aqua Drive Hampton Water Peterborough	Cambridgeshire	PE7 8LL	Peterborough	Flat	Part of Block of flats	2	541	24/02/2021	AR	No	Barratt Homes	25/06/2021	136.93	B	NHBC
928 0133004		221	221 London Road Hampton	212	130 Aqua Drive Hampton Water Peterborough	Cambridgeshire	PE7 8LL	Peterborough	Flat	Part of Block of flats	2	541	24/02/2021	AR	No	Barratt Homes			B	NHBC
929 0133005		221	221 London Road Hampton	213	132 Aqua Drive Hampton Water Peterborough	Cambridgeshire	PE7 8LL	Peterborough	Flat	Part of Block of flats	2	541	24/02/2021	AR	No	Barratt Homes	18/06/2021	136.93	B	NHBC
930 0133006		221	221 London Road Hampton	214	134 Aqua Drive Hampton Water Peterborough	Cambridgeshire	PE7 8LL	Peterborough	Flat	Part of Block of flats	2	541	24/02/2021	AR	No	Barratt Homes			B	NHBC
931 0133007		221	221 London Road Hampton	206	140 Aqua Drive Hampton Water Peterborough	Cambridgeshire	PE7 8LL	Peterborough	House	End Terrace	2	750	24/02/2021	AR	No	Barratt Homes	18/06/2021	136.93	B	NHBC
932 0133008		221	221 London Road Hampton	207	138 Aqua Drive Hampton Water Peterborough	Cambridgeshire	PE7 8LL	Peterborough	House	Mid Terrace	2	750	24/02/2021	AR	No	Barratt Homes	18/06/2021	136.93	B	NHBC
933 0133009		221	221 London Road Hampton	208	136 Aqua Drive Hampton Water Peterborough	Cambridgeshire	PE7 8LL	Peterborough	House	End Terrace	2	750	24/02/2021	AR	No	Barratt Homes	25/06/2021	136.93	B	NHBC
934 0134023		368	368 Heathfield Nook Road Buxto	127	17 Marble Court Buxton	Derbyshire	SK17 9HT	High Peak	House	End Terrace	3	882	20/05/2021	AR	No	Barratt Homes	18/06/2021	143.84	B	NHBC
935 0134024		368	368 Heathfield Nook Road Buxto	128	16 Marble Court Buxton	Derbyshire	SK17 9HT	High Peak	House	Mid Terrace	3	882	20/05/2021	AR	No	Barratt Homes			B	NHBC
936 0134025		368	368 Heathfield Nook Road Buxto	129	15 Marble Court Buxton	Derbyshire	SK17 9HT	High Peak	House	End Terrace	3	882	20/05/2021	AR	No	Barratt Homes	01/01/2050	143.84	B	NHBC
937 0134026		368	368 Heathfield Nook Road Buxto	134	9 Marble Court Buxton	Derbyshire	SK17 9HT	High Peak	House	End Terrace	2	721	20/05/2021	AR	No	Barratt Homes	18/06/2021	120.82	B	NHBC
938 0134027		368	368 Heathfield Nook Road Buxto	135	8 Marble Court Buxton	Derbyshire	SK17 9HT	High Peak	House	Mid Terrace	2	721	20/05/2021	AR	No	Barratt Homes	01/01/2050	119.68	B	NHBC
939 0134028		368	368 Heathfield Nook Road Buxto	136	7 Marble Court Buxton	Derbyshire	SK17 9HT	High Peak	House	End Terrace	2	721	20/05/2021	AR	No	Barratt Homes	18/06/2021	120.82	B	NHBC
940 0134037		368	368 Heathfield Nook Road Buxto	149	35 Hopton Wood Way Buxton High Peak	Derbyshire	SK17 9HT	High Peak	House	Semi detached	2	721	11/09/2020	AR	No	Barratt Homes	12/12/2020	120.82	B	NHBC
941 0134038		368	368 Heathfield Nook Road Buxto	150	33 Hopton Wood Way Buxton High Peak	Derbyshire	SK17 9HT	High Peak	House	Semi detached	2	721	11/09/2020	AR	No	Barratt Homes	12/12/2020	120.82	B	NHBC
942 0134039		368	368 Heathfield Nook Road Buxto	151	31 Hopton Wood Way Buxton High Peak	Derbyshire	SK17 9HT	High Peak	House	Semi detached	3	882	09/10/2020	AR	No	Barratt Homes	19/01/2021	143.84	B	NHBC
943 0134040		368	368 Heathfield Nook Road Buxto	152	29 Hopton Wood Way Buxton High Peak	Derbyshire	SK17 9HT	High Peak	House	Semi detached	3	882	09/10/2020	AR	No	Barratt Homes	05/02/2021	143.84	B	NHBC
944 0134041		368	368 Heathfield Nook Road Buxto	153	27 Hopton Wood Way Buxton High Peak	Derbyshire	SK17 9HT	High Peak	House	Semi detached	2	721	08/12/2020	AR	No	Barratt Homes	05/02/2021	120.82	B	NHBC
945 0134042		368	368 Heathfield Nook Road Buxto	154	25 Hopton Wood Way Buxton High Peak	Derbyshire	SK17 9HT	High Peak	House	Semi detached	2	721	08/12/2020	AR	No	Barratt Homes	05/02/2021	120.82	B	NHBC
946 0134043		368	368 Heathfield Nook Road Buxto	155	23 Hopton Wood Way Buxton High Peak	Derbyshire	SK17 9HT	High Peak	House	Semi detached	2	721	08/12/2020	AR	No	Barratt Homes	05/02/2021	120.82	B	NHBC
947 0134044		368	368 Heathfield Nook Road Buxto	156	21 Hopton Wood Way Buxton High Peak	Derbyshire	SK17 9HT	High Peak	House	Semi detached	2	721	08/12/2020	AR	No	Barratt Homes	05/02/2021	120.82	B	NHBC
948 0134060		368	368 Heathfield Nook Road Buxto	201	22 Hopton Wood Way Buxton High Peak	Derbyshire	SK17 9HT	High Peak	House	Semi detached	2	721	08/12/2020	AR	No	Barratt Homes	27/02/2021	120.82	B	NHBC
949 0134061		368	368 Heathfield Nook Road Buxto	202	24 Hopton Wood Way Buxton High Peak	Derbyshire	SK17 9HT	High Peak	House	Semi detached	2	721	08/12/2020	AR	No	Barratt Homes	27/02/2021	120.82	B	NHBC
950 0134066		368	368 Heathfield Nook Road Buxto	207	34 Hopton Wood Way Buxton High Peak	Derbyshire	SK17 9HT	High Peak	House	End Terrace	3	882	24/03/2020	AR	No	Barratt Homes	23/10/2020	143.84	B	NHBC
951 0134067		368	368 Heathfield Nook Road Buxto	208	36 Hopton Wood Way Buxton High Peak	Derbyshire	SK17 9HT	High Peak	House	Mid Terrace	3	882	20/03/2020	AR	No	Barratt Homes	23/10/2020	138.46	B	NHBC
952 0134068		368	368 Heathfield Nook Road Buxto	209	38 Hopton Wood Way Buxton High Peak	Derbyshire	SK17 9HT	High Peak	House	Mid Terrace	3	882	16/03/2020	AR	No	Barratt Homes	23/10/2020	138.46	B	NHBC
953 0134069		368	368 Heathfield Nook Road Buxto	210	40 Hopton Wood Way Buxton High Peak	Derbyshire	SK17 9HT	High Peak	House	End Terrace	3	882	16/03/2020	AR	No	Barratt Homes	23/10/2020	143.84	B	NHBC
954 0134070		368	368 Heathfield Nook Road Buxto	213	44 Hopton Wood Way Buxton	Derbyshire	SK17 9HT	High Peak	Flat	Part of Block of flats	1	490	26/03/2021	AR	No	Barratt Homes			B	NHBC
955 0134071		368	368 Heathfield Nook Road Buxto	214	46 Hopton Wood Way Buxton	Derbyshire	SK17 9HT	High Peak	Flat	Part of Block of flats	1	490	26/03/2021	AR	No	Barratt Homes			B	NHBC
956 0134072		368	368 Heathfield Nook Road Buxto	215	48 Hopton Wood Way Buxton	Derbyshire	SK17 9HT	High Peak	Flat	Part of Block of flats	1	490	26/03/2021	AR	No	Barratt Homes			B	NHBC
957 0134073		368	368 Heathfield Nook Road Buxto	216	50 Hopton Wood Way Buxton	Derbyshire	SK17 9HT	High Peak	Flat	Part of Block of flats	1	490	26/03/2021	AR	No	Barratt Homes			B	NHBC
958 0134074		368	368 Heathfield Nook Road Buxto	217	52 Hopton Wood Way Buxton	Derbyshire	SK17 9HT	High Peak	Flat	Part of Block of flats	1	490	26/03/2021	AR	No	Barratt Homes			B	NHBC
959 0134075		368	368 Heathfield Nook Road Buxto	218	54 Hopton Wood Way Buxton	Derbyshire	SK17 9HT	High Peak	Flat	Part of Block of flats	1	490	26/03/2021	AR	No	Barratt Homes	24/06/2021	97.7	B	NHBC
960 0134076		368	368 Heathfield Nook Road Buxto	219	56 Hopton Wood Way Buxton	Derbyshire	SK17 9HT	High Peak	Flat	Part of Block of flats	1	490	26/03/2021	AR	No	Barratt Homes			B	NHBC
961 0134077		368	368 Heathfield Nook Road Buxto	220	58 Hopton Wood Way Buxton	Derbyshire	SK17 9HT	High Peak	Flat	Part of Block of flats	1	490	26/03/2021	AR	No	Barratt Homes			B	NHBC
962 0134078		368	368 Heathfield Nook Road Buxto	221	60 Hopton Wood Way Buxton	Derbyshire	SK17 9HT	High Peak	Flat	Part of Block of flats	1	490	26/03/2021	AR	No	Barratt Homes	24/06/2021	97.7	B	NHBC
963 0135001		341	341 Madgwick Park	154	4 Parnell Close Chichester	West Sussex	PO18 0NT	Chichester	Flat	Part of Multiple Unit House	1	678	30/11/2020	AR	No	BARRATT HOMES			B	NHBC

Unit Count	Unit Reference (ID)	Site Reference Number	Site Name	Plot Number	Property address	Unit County	Unit Post Code	Local Authority	Unit Type	Unit Position	Number of Bedrooms	Area (sq ft)	Practical Completion Date	Tenure	Grant	Developer	Tenancy Start Date	Weekly Rent	EPC Rating	Warranty Cover
964 0135005		341	341 Madgwick Park	261	22 Shelby Drive Chichester	West Sussex	PO18 0NT	Chichester	House	End Terrace	2	839	27/05/2021	AR	No	BARRATT HOMES			B	NHBC
965 0135006		341	341 Madgwick Park	262	24 Shelby Drive Chichester	West Sussex	PO18 0NT	Chichester	House	Mid Terrace	2	839	27/05/2021	AR	No	BARRATT HOMES				NHBC
966 0135007		341	341 Madgwick Park	263	26 Shelby Drive Chichester	West Sussex	PO18 0NT	Chichester	House	End Terrace	2	839	27/05/2021	AR	No	BARRATT HOMES				NHBC
967 0135010		341	341 Madgwick Park	140	8 Hawthorn Way Chichester	West Sussex	PO18 0NT	Chichester	House	End Terrace	2	839	28/07/2020	AR	No	BARRATT HOMES	11/06/2021	189.86	B	NHBC
968 0135011		341	341 Madgwick Park	141	7 Hawthorn Way Chichester	West Sussex	PO18 0NT	Chichester	House	Mid Terrace	2	839	28/07/2020	AR	No	BARRATT HOMES	17/06/2021	189.86	B	NHBC
969 0135013		341	341 Madgwick Park	142	6 Hawthorn Way Chichester	West Sussex	PO18 0NT	Chichester	House	End Terrace	2	839	28/07/2020	AR	No	BARRATT HOMES			B	NHBC
970 0135014		341	341 Madgwick Park	148	10 Parnell Close Chichester	West Sussex	PO18 0NT	Chichester	House	End Terrace	2	839	28/07/2020	AR	No	BARRATT HOMES			B	NHBC
971 0135015		341	341 Madgwick Park	149	9 Parnell Close Chichester	West Sussex	PO18 0NT	Chichester	House	Mid Terrace	2	839	11/08/2020	AR	No	BARRATT HOMES			B	NHBC
972 0135016		341	341 Madgwick Park	150	8 Parnell Close Chichester	West Sussex	PO18 0NT	Chichester	House	End Terrace	2	839	11/08/2020	AR	No	BARRATT HOMES			B	NHBC
973 0135028		341	341 Madgwick Park	151	7 Parnell Close Chichester	West Sussex	PO18 0NT	Chichester	House	Semi detached	4	1108	04/11/2020	AR	No	BARRATT HOMES	11/06/2021	258.46	B	NHBC
974 0135040		341	341 Madgwick Park	153	5 Parnell Close Chichester	West Sussex	PO18 0NT	Chichester	House	Semi detached	4	1108	30/11/2020	AR	No	BARRATT HOMES	17/06/2021	258.46	B	NHBC
975 0135041		341	341 Madgwick Park	166	6 Parnell Close Chichester	West Sussex	PO18 0NT	Chichester	House	Semi detached	4	1108	04/11/2020	AR	No	BARRATT HOMES			B	NHBC
976 0135048		341	341 Madgwick Park	290	10 Shelby Drive Chichester	West Sussex	PO18 0NT	Chichester	House	Semi detached	4	1108	21/07/2020	AR	No	BARRATT HOMES	01/01/2050	258.46	B	NHBC
977 0135049		341	341 Madgwick Park	291	12 Shelby Drive Chichester	West Sussex	PO18 0NT	Chichester	House	Semi detached	4	1108	21/07/2020	AR	No	BARRATT HOMES	11/06/2021	258.46	B	NHBC
978 0135056		341	341 Madgwick Park	155	3 Parnell Close Chichester	West Sussex	PO18 0NT	Chichester	Flat	Part of Multiple Unit House	1	546	30/11/2020	AR	No	BARRATT HOMES			B	NHBC
979 0135060		341	341 Madgwick Park	277	19 Fairman Road Chichester	West Sussex	PO18 0NT	Chichester	House	Semi detached	2	839	04/11/2020	AR	No	BARRATT HOMES			B	NHBC
980 0135061		341	341 Madgwick Park	278	17 Fairman Road Chichester	West Sussex	PO18 0NT	Chichester	House	Semi detached	2	839	04/11/2020	AR	No	BARRATT HOMES			B	NHBC
981 0135062		341	341 Madgwick Park	260	20 Shelby Drive Chichester	West Sussex	PO18 0NT	Chichester	House	Semi detached	2	839	31/03/2021	AR	No	BARRATT HOMES			B	NHBC
982 0135063		341	341 Madgwick Park	274	18 Shelby Drive Chichester	West Sussex	PO18 0NT	Chichester	House	Semi detached	2	839	31/03/2021	AR	No	BARRATT HOMES			B	NHBC
983 0135064		341	341 Madgwick Park	143	15 Parnell Close Chichester	West Sussex	PO18 0NT	Chichester	House	Semi detached	2	839	11/08/2020	AR	No	BARRATT HOMES			B	NHBC
984 0135065		341	341 Madgwick Park	144	16 Parnell Close Chichester	West Sussex	PO18 0NT	Chichester	House	Semi detached	2	839	11/08/2020	AR	No	BARRATT HOMES			B	NHBC
985 0135066		341	341 Madgwick Park	279	15 Fairman Road Chichester	West Sussex	PO18 0NT	Chichester	House	End Terrace	2	839	21/07/2020	AR	No	BARRATT HOMES	17/06/2021	189.86	B	NHBC
986 0135068		341	341 Madgwick Park	280	11 Fairman Road Chichester	West Sussex	PO18 0NT	Chichester	House	Mid Terrace	2	839	21/07/2020	AR	No	BARRATT HOMES			B	NHBC
987 0135080		341	341 Madgwick Park	281	9 Fairman Road Chichester	West Sussex	PO18 0NT	Chichester	House	End Terrace	3	925	21/07/2020	AR	No	BARRATT HOMES			B	NHBC
988 0135081		341	341 Madgwick Park	152	20 Gerard Walk Chichester	West Sussex	PO18 0NT	Chichester	House	Semi detached	3	958	30/11/2020	AR	No	BARRATT HOMES	11/06/2021	226.15	B	NHBC
989 0135082		341	341 Madgwick Park	165	19 Gerard Walk Chichester	West Sussex	PO18 0NT	Chichester	House	Semi detached	3	958	04/11/2020	AR	No	BARRATT HOMES			B	NHBC
990 0136007		442	442 Lucks Lane Buckden	44	2 Angles Drive Buckden St. Neots	Cambridgeshire	PE19 5TQ	Huntingdonshire	Flat		2	631	12/03/2021	AR	No	Bloor Homes			B	NHBC
991 0136008		442	442 Lucks Lane Buckden	45	1 Angles Drive Buckden St. Neots	Cambridgeshire	PE19 5TQ	Huntingdonshire	Flat		2	706	12/03/2021	AR	No	Bloor Homes	12/06/2021	152.31	B	NHBC
992 0136009		442	442 Lucks Lane Buckden	46	26 Viking Way Buckden St. Neots	Cambridgeshire	PE19 5TQ	Huntingdonshire	Flat		2	631	12/03/2021	AR	No	Bloor Homes	10/06/2021	147.69	B	NHBC
993 0136010		442	442 Lucks Lane Buckden	47	24 Viking Way Buckden St. Neots	Cambridgeshire	PE19 5TQ	Huntingdonshire	Flat		2	706	12/03/2021	AR	No	Bloor Homes			B	NHBC
994 0136011		442	442 Lucks Lane Buckden	48	22 Viking Way Buckden St. Neots	Cambridgeshire	PE19 5TQ	Huntingdonshire	House	Semi detached	2	798	30/03/2021	AR	No	Bloor Homes	10/06/2021	161.1	B	NHBC
995 0136012		442	442 Lucks Lane Buckden	49	20 Viking Way Buckden St. Neots	Cambridgeshire	PE19 5TQ	Huntingdonshire	House	Semi detached	2	798	30/03/2021	AR	No	Bloor Homes	28/06/2021	161.1	B	NHBC
996 0136013		442	442 Lucks Lane Buckden	50	18 Viking Way Buckden St. Neots	Cambridgeshire	PE19 5TQ	Huntingdonshire	House	Semi detached	3	1083	28/05/2021	AR	No	Bloor Homes			B	NHBC
997 0136014		442	442 Lucks Lane Buckden	51	16 Viking Way Buckden St. Neots	Cambridgeshire	PE19 5TQ	Huntingdonshire	House	Semi detached	3	1083	28/05/2021	AR	No	Bloor Homes			B	NHBC
998 0138001		635	635 Beaumont School St Albans	1	1 Austen Way St. Albans	Hertfordshire	AL4 0XG	St Albans	House	End Terrace	2	695	25/08/2021	AR	No	Charles Church Development Limited				PG
999 0138002		635	635 Beaumont School St Albans	2	2 Austen Way St. Albans	Hertfordshire	AL4 0XG	St Albans	House	Mid Terrace	2	695	25/08/2021	AR	No	Charles Church Development Limited				PG
1000 0138003		635	635 Beaumont School St Albans	3	3 Austen Way St. Albans	Hertfordshire	AL4 0XG	St Albans	House	End Terrace	2	695	25/08/2021	AR	No	Charles Church Development Limited				PG
1001 0138004		635	635 Beaumont School St Albans	4	4 Austen Way St. Albans	Hertfordshire	AL4 0XG	St Albans	Flat		2	638	25/08/2021	AR	No	Charles Church Development Limited				PG
1002 0138010		635	635 Beaumont School St Albans	10	Flat 6 5 Austen Way St. Albans	Hertfordshire	AL4 0XG	St Albans	Flat		2	650	25/08/2021	AR	No	Charles Church Development Limited				PG
1003 0138011		635	635 Beaumont School St Albans	11	Flat 7 5 Austen Way St. Albans	Hertfordshire	AL4 0XG	St Albans	Flat		2	650	25/08/2021	AR	No	Charles Church Development Limited				PG
1004 0138012		635	635 Beaumont School St Albans	12	Flat 8 5 Austen Way St. Albans	Hertfordshire	AL4 0XG	St Albans	Flat		2	650	25/08/2021	AR	No	Charles Church Development Limited				PG
1005 0138013		635	635 Beaumont School St Albans	13	Flat 9 5 Austen Way St. Albans	Hertfordshire	AL4 0XG	St Albans	Flat		2	775	25/08/2021	AR	No	Charles Church Development Limited				PG
1006 0138014		635	635 Beaumont School St Albans	14	Flat 10 5 Austen Way St. Albans	Hertfordshire	AL4 0XG	St Albans	Flat		2	775	25/08/2021	AR	No	Charles Church Development Limited				PG
1007 0138015		635	635 Beaumont School St Albans	61	23 Austin Way St. Albans	Hertfordshire	AL4 0XG	St Albans	Flat		2	775	11/06/2021	AR	No	Charles Church Development Limited			B	PG
1008 0138016		635	635 Beaumont School St Albans	62	22 Austin Way St. Albans	Hertfordshire	AL4 0XG	St Albans	Flat		2	775	11/06/2021	AR	No	Charles Church Development Limited			B	PG
1009 0138017		635	635 Beaumont School St Albans	63	24 Austin Way St. Albans	Hertfordshire	AL4 0XG	St Albans	Flat		2	775	11/06/2021	AR	No	Charles Church Development Limited			B	PG
1010 0138018		635	635 Beaumont School St Albans	64	25 Austin Way St. Albans	Hertfordshire	AL4 0XG	St Albans	Flat		2	775	11/06/2021	AR	No	Charles Church Development Limited			B	PG
1011 0138019		635	635 Beaumont School St Albans	65	26 Austin Way St. Albans	Hertfordshire	AL4 0XG	St Albans	Flat		2	775	11/06/2021	AR	No	Charles Church Development Limited			B	PG
1012 0138020		635	635 Beaumont School St Albans	66	27 Austin Way St. Albans	Hertfordshire	AL4 0XG	St Albans	Flat		2	775	11/06/2021	AR	No	Charles Church Development Limited			B	PG
1013 0138021		635	635 Beaumont School St Albans	67	29 Austin Way St. Albans	Hertfordshire	AL4 0XG	St Albans	Flat		2	775	11/06/2021	AR	No	Charles Church Development Limited			B	PG
1014 0138022		635	635 Beaumont School St Albans	68	31 Austin Way St. Albans	Hertfordshire	AL4 0XG	St Albans	Flat		2	650	11/06/2021	AR	No	Charles Church Development Limited			B	PG
1015 0138023		635	635 Beaumont School St Albans	69	28 Austin Way St. Albans	Hertfordshire	AL4 0XG	St Albans	Flat		2	650	11/06/2021	AR	No	Charles Church Development Limited			B	PG
1016 0138024		635	635 Beaumont School St Albans	70	30 Austin Way St. Albans	Hertfordshire	AL4 0XG	St Albans	Flat		2	650	11/06/2021	AR	No	Charles Church Development Limited			B	PG
1017 0138030		635	635 Beaumont School St Albans	86	10 Shakespeare Close St. Albans	Hertfordshire	AL4 0XG	St Albans	House		3	874	28/07/2021	AR	No	Charles Church Development Limited				PG
1018 0138031		635	635 Beaumont School St Albans	87	9 Shakespeare Close St. Albans	Hertfordshire	AL4 0XG	St Albans	House		4	1162	28/07/2021	AR	No	Charles Church Development Limited				PG
1019 0138032		635	635 Beaumont School St Albans	88	8 Shakespeare Close St. Albans	Hertfordshire	AL4 0XG	St Albans	House	End Terrace	3	874	28/07/2021	AR	No	Charles Church Development Limited			B	PG
1020 0139001		711	711 Sandbach Cheshire Junction	30	Flat 1 3 Meadow Brown Place Sandbach	Cheshire	CW11 4AD	Cheshire East	Flat	Part of Block of flats	1	490	18/09/2020	AR	No	Barratt Homes	23/10/2020	90.9	B	NHBC
1021 0139002		711	711 Sandbach Cheshire Junction	31	Flat 2 3 Meadow Brown Place Sandbach	Cheshire	CW11 4AD	Cheshire East	Flat	Part of Block of flats	1	490	18/09/2020	AR	No	Barratt Homes	23/10/2020	90.9	B	NHBC
1022 0139003		711	711 Sandbach Cheshire Junction	32	Flat 3 3 Meadow Brown Place Sandbach	Cheshire	CW11 4AD	Cheshire East	Flat	Part of Block of flats	1	490	18/09/2020	AR	No	Barratt Homes	23/10/2020	90.9	B	NHBC
1023 0139004		711	711 Sandbach Cheshire Junction	33	Flat 4 3 Meadow Brown Place Sandbach	Cheshire	CW11 4AD	Cheshire East	Flat	Part of Block of flats	1	490	18/09/2020	AR	No	Barratt Homes	23/10/2020	90.9	B	NHBC
1024 0139005		711	711 Sandbach Cheshire Junction	34	Flat 5 3 Meadow Brown Place Sandbach	Cheshire	CW11 4AD	Cheshire East	Flat	Part of Block of flats	1	490	18/09/2020	AR	No	Barratt Homes	23/11/2020	90.9	B	NHBC
1025 0139006		711	711 Sandbach Cheshire Junction	35	Flat 6 3 Meadow Brown Place Sandbach	Cheshire	CW11 4AD	Cheshire East	Flat	Part of Block of flats	1	490	18/09/2020	AR	No	Barratt Homes	23/11/2020	90.9	B	NHBC
1026 0139012		711	711 Sandbach Cheshire Junction	47	Flat 1 27 Meadow Brown Place Sandbach	Cheshire	CW11 4AD	Cheshire East	Flat	Part of Block of flats	1	490	16/12/2020	AR	No	Barratt Homes	15/03/2021	90.9	B	NHBC
1027 0139013		711	711 Sandbach Cheshire Junction	48	Flat 2 27 Meadow Brown Place Sandbach	Cheshire	CW11 4AD	Cheshire East	Flat	Part of Block of flats	1	490	16/12/2020	AR	No	Barratt Homes	06/02/2021	90.9	B	NHBC
1028 0139014		711	711 Sandbach Cheshire Junction	49	Flat 3 27 Meadow Brown Place Sandbach	Cheshire	CW11 4AD	Cheshire East	Flat	Part of Block of flats	1	490	16/12/2020	AR	No	Barratt Homes	06/02/2021	90.9	B	NHBC
1029 0139015		711	711 Sandbach Cheshire Junction	50	Flat 4 27 Meadow Brown Place Sandbach	Cheshire	CW11 4AD	Cheshire East	Flat	Part of Block of flats	1	490	16/12/2020	AR	No	Barratt Homes	08/04/2021	90.9	B	NHBC
1030 0139016		711	711 Sandbach Cheshire Junction	51	Flat 5 27 Meadow Brown Place Sandbach	Cheshire	CW11 4AD	Cheshire East	Flat	Part of Block of flats	1	490	16/12/2020	AR	No	Barratt Homes	06/02/2021	90.9	B	NHBC
1031 0139017		711	711 Sandbach Cheshire Junction	52	Flat 6 27 Meadow Brown Place Sandbach	Cheshire	CW11 4AD	Cheshire East	Flat	Part of Block of flats	1	490	16/12/2020	AR	No	Barratt Homes	06/02/2021	90.9	B	NHBC
1032 0143030		500B	500B Clipstone Park	183	61 Wallis Drive Leighton Buzzard	Bedfordshire	LU7 9NX	Central Bedfordshire	House	Semi detached	2	808	14/06/2021	AR	No	TAYLOR WIMPEY				NHBC
1033 0143031		500B	500B Clipstone Park	184	63 Wallis Drive Leighton Buzzard	Bedfordshire	LU7 9NX	Central Bedfordshire	House	Detached	2	808	14/06/2021	AR	No	TAYLOR WIMPEY				NHBC
1034 0143032		500B	500B Clipstone Park	185	65 Wallis Drive Leighton Buzzard	Bedfordshire	LU7 9NX	Central Bedfordshire	House	Detached	2	808	14/06/2021	AR	No	TAYLOR WIMPEY				NHBC
1035 0143033		500B	500B Clipstone Park	186	67 Wallis Drive Leighton Buzzard	Bedfordshire	LU7 9NX	Central Bedfordshire	House	Semi detached	2	808	14/06/2021	AR	No	TAYLOR WIMPEY				NHBC
1036 0143034		500B	500B Clipstone Park	191	2 Wallis Drive Leighton Buzzard	Bedfordshire	LU7 9NX	Central Bedfordshire	Flat		2	710	16/09/2021	AR	No	TAYLOR WIMPEY				NHBC
1037 0143035		500B	500B Clipstone Park	192	4 Wallis Drive Leighton Buzzard	Bedfordshire	LU7 9NX	Central Bedfordshire	Flat		1	584	16/09/2021	AR	No	TAYLOR WIMPEY				NHBC
1038 0143036		500B	500B Clipstone Park	193	6 Wallis Drive Leighton Buzzard	Bedfordshire	LU7 9NX	Central Bedfordshire	Flat		2	680	16/09/2021	AR	No	TAYLOR WIMPEY				NHBC
1039 0143037		500B	500B Clipstone Park	194	8 Wallis Drive Leighton Buzzard	Bedfordshire	LU7 9NX	Central Bedfordshire	Flat		2	710	16/09/2021	AR	No	TAYLOR WIMPEY				NHBC
1040 0143038		500B	500B Clipstone Park	195	10 Wallis Drive Leighton Buzzard	Bedfordshire	LU7 9NX	Central Bedfordshire	Flat		1	584	16/09/2021	AR	No	TAYLOR WIMPEY				NHBC
1041 0143039		500B	500B Clipstone Park	196	12 Wallis Drive Leighton Buzzard	Bedfordshire	LU7 9NX	Central Bedfordshire	Flat		2	680	16/09/2021	AR	No	TAYLOR WIMPEY				NHBC
1042 0144001		553	553 Boyton Place (Phase 1) H	15	49 Orbell Avenue Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	Flat		1	505	12/08/2020	AR	No	PERSIMMONS	12/01/2021	120	B	NHBC
1043 0144002		553	553 Boyton Place (Phase 1) H	16	51 Orbell Avenue Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	Flat		2	592	12/08/2020	AR	No	PERSIMMONS	09/10/2020	133.6	B	NHBC
1044 0144003		553	553 Boyton Place (Phase 1) H	17	53 Orbell Avenue Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	Flat		2	592	22/09/2020	AR	No	PERSIMMONS	29/10/2020	133.6	B	NHBC
1045 0144004		553	553 Boyton Place (Phase 1) H	18	55 Orbell Avenue Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	Flat		1	505	22/09/2020	AR	No	PERSIMMONS	14/12/2020	120	B	NHBC
1046 0144005		553	553 Boyton Place (Phase 1) H	19	57 Orbell Avenue Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	Flat		1	505	12/08/2020	AR	No	PERSIMMONS	15/10/2020	120	B	NHBC
1047 0144006		553	553 Boyton Place (Phase 1) H	20	59 Orbell Avenue Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	Flat		2	592	12/08/2020	AR	No	PERSIMMONS	09/10/2020	133.6	B	NHBC
1048 0144007		553	553 Boyton Place (Phase 1) H	21	61 Orbell Avenue Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	Flat		2	592	22/09/2020	AR	No	PERSIMMONS	29/10/2020	133.6	B	NHBC
1049 0144008		553	553 Boyton Place (Phase 1) H	22	63 Orbell Avenue Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	Flat		1	505	22/09/2020	AR	No	PERSIMMONS	29/10/2020	120	B	NHBC
1050 0144009		553	553 Boyton Place (Phase 1) H	23	65 Orbell Avenue Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	Flat		1	505	12/08/2020	AR	No	PERSIMMONS	25/02/2021	120	B	NHBC
1051 0144010		553	553 Boyton Place (Phase 1) H	24	67 Orbell Avenue Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	Flat		2	592	12/08/2020	AR	No	PERSIMMONS	09/10/2020	133.6	B	NHBC
1052 0144011		553	553 Boyton Place (Phase 1) H	25	69 Orbell Avenue Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	Flat		2	592	22/09/2020	AR	No	PERSIMMONS	29/10/2020	133.6	B	NHBC
1053 0144012		553	553 Boyton Place (Phase 1) H	26	71 Orbell Avenue Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	Flat		1	505	22/09/2020	AR	No	PERSIMMONS	13/11/2020	120	B	NHBC
1054 0144022		553	553 Boyton Place (Phase 1) H	63	24 Shipp close Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	House	End Terrace	3	932	16/10/2020	AR	No	PERSIMMONS	13/11/2020	175.38	B	NHBC
1055 0144023		553	553 Boyton Place (Phase 1) H	64	22 Shipp Close Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	House	Mid Terrace	3	978	16/10/2020	AR	No	PERSIMMONS	13/11/2020	175.38	B	NHBC
1056 0144024		553	553 Boyton Place (Phase 1) H	65	20 Shipp Close Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	House	Mid Terrace	3	978	16/10/2020	AR	No	PERSIMMONS	26/10/2020	175.38	B	NHBC
1057 0144025		553	553 Boyton Place (Phase 1) H	66	18 Shipp Close Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	House	End Terrace	3	932	16/10/2020	AR	No	PERSIMMONS	26/10/2020	175.38	B	NHBC
1058 0144026		553	553 Boyton Place (Phase 1) H	67	16 Shipp Close Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	House	Semi detached	2	548	25/06/2020	AR	No	PERSIMMONS	10/07/2020	143.08	B	NHBC
1059 0144027		553	553 Boyton Place (Phase 1) H	68	14 Shipp Close Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	House	Semi detached	2	548	25/06/2020	AR	No	PERSIMMONS	05/08/2020	143.08	B	NHBC
1060 0144028		553	553 Boyton Place (Phase 1) H	69	12 Shipp Close Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	House	Semi detached	2	548	25/06/2020	AR	No	PERSIMMONS	05/08/2020	143.08	B	NHBC
1061 0144029		553	553 Boyton Place (Phase 1) H	70	10 Shipp Close Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	House	Semi detached	2	548	25/06/2020	AR	No	PERSIMMONS	05/08/2020	143.08	B	NHBC
1062 0144030		553	553 Boyton Place (Phase 1) H	71	8 Shipp Close Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	House	End Terrace	2	548	01/07/2020	AR	No	PERSIMMONS	05/08/2020	143.08	B	NHBC
1063 0144031		553	553 Boyton Place (Phase 1) H	72	6 Shipp Close Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	House	Mid Terrace	2	548	01/07/2020	AR	No	PERSIMMONS	21/08/2020	138.46	B	NHBC
1064 0144032		553	553 Boyton Place (Phase 1) H	73	4 Shipp Close Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	House	Mid Terrace	2	548	01/07/2020	AR	No	PERSIMMONS	05/08/2020	138.46	B	NHBC
1065 0144033		553	553 Boyton Place (Phase 1) H	74	2 Shipp Close Little Wratting Haverhill	Suffolk	CB9 7UD	St Edmundsbury	House	End Terrace	2	548	01/07/2020	AR	No	PERSIMMONS	02/09/2020	143.08	B	NHBC
1066 0145026		611	611 Frenze Hall Lane	60	5 Pheasant Drive Diss	Norfolk	IP22 4ZD	South Norfolk	House	End Terrace	2	764	29/05/2020	AR	No	PERSIMMONS	08/09/2020	129.23	B	NHBC
1067 0147001		813	813 Fleckney Road Fleckney L	34	34 Tigers Road Fleckney Leicester	Leicestershire	LE8 8DD	Harborough	House	End Terrace	3	761	07/07/2020	AR	No	Persimmon Homes	06/08/2020	143.08	B	NHBC
1068 0147002		813	813 Fleckney Road Fleckney L	35	36 Tigers Road Fleckney Leicester	Leicestershire	LE8 8DD	Harborough	House	Mid Terrace	3	761	07/07/2020	AR	No	Persimmon Homes	31/07/2020	138.46	B	NHBC
1069 0147003		813	813 Fleckney Road Fleckney L	36	38 Tigers Road Fleckney Leicester	Leicestershire	LE8 8DD	Harborough	House	End Terrace	3	761	07/07/2020	AR	No	Persimmon Homes	30/07/2020	143.08	B	NHBC
1070 0147004		813	813 Fleckney Road Fleckney L	37	40 Tigers Road Fleckney Leicester	Leicestershire	LE8 8DD	Harborough	House	End Terrace	2	548	07/07/2020	AR	No	Persimmon Homes	30/07/2020	130.03	B	NHBC

Unit Count	Unit Reference (ID)	Site Reference Number	Site Name	Plot Number	Property address	Unit County	Unit Post Code	Local Authority	Unit Type	Unit Position	Number of Bedrooms	Area (sq ft)	Practical Completion Date	Tenure	Grant	Developer	Tenancy Start Date	Weekly Rent	EPC Rating	Warranty Cover
1071 0147005		813	813 Fleckney Road Fleckney L	38	42 Tigers Road Fleckney Leicester	Leicestershire	LE8 8DD	Harborough	House	Mid Terrace	2	548	07/07/2020	AR	No	Persimmon Homes	06/08/2020	129.23	B	NHBC
1072 0147006		813	813 Fleckney Road Fleckney L	39	44 Tigers Road Fleckney Leicester	Leicestershire	LE8 8DD	Harborough	House	End Terrace	2	548	07/07/2020	AR	No	Persimmon Homes	31/07/2020	130.03	B	NHBC
1073 0147007		813	813 Fleckney Road Fleckney L	40	46 Tigers Road Fleckney Leicester	Leicestershire	LE8 8DD	Harborough	House	End Terrace	3	761	07/07/2020	AR	No	Persimmon Homes	28/08/2020	143.08	B	NHBC
1074 0149001		920A	920A Apsley Quay Frogmore He	1	1 Regents House Frogmore Road	Hertfordshire	HP3 9RW	Dacorum	Flat		2	781	27/11/2020	AR	No	Bellway	17/02/2021	212.31	C	NHBC
1075 0149002		920A	920A Apsley Quay Frogmore He	2	2 Regents House Frogmore Road	Hertfordshire	HP3 9RW	Dacorum	Flat		2	781	27/11/2020	AR	No	Bellway	19/02/2021	212.31	C	NHBC
1076 0149003		920A	920A Apsley Quay Frogmore He	3	3 Regents House Frogmore Road	Hertfordshire	HP3 9RW	Dacorum	Flat		2	806	27/11/2020	AR	No	Bellway	17/02/2021	216.92	C	NHBC
1077 0149004		920A	920A Apsley Quay Frogmore He	4	4 Regents House Frogmore Road	Hertfordshire	HP3 9RW	Dacorum	Flat		1	539	27/11/2020	AR	No	Bellway	17/02/2021	170.77	C	NHBC
1078 0149005		920A	920A Apsley Quay Frogmore He	5	5 Regents House Frogmore Road	Hertfordshire	HP3 9RW	Dacorum	Flat		1	539	27/11/2020	AR	No	Bellway	19/02/2021	170.77	C	NHBC
1079 0149006		920A	920A Apsley Quay Frogmore He	6	6 Regents House Frogmore Road	Hertfordshire	HP3 9RW	Dacorum	Flat		3	935	27/11/2020	AR	No	Bellway	17/02/2021	263.08	C	NHBC
1080 0150009		595	595 Rookery Farm	38	51 Virginia Drive Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Part of Block of flats	1	538	29/09/2020	AR	No	BARRATT HOMES			B	NHBC
1081 0150010		595	595 Rookery Farm	39	53 Virginia Drive Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Part of Block of flats	1	484	29/09/2020	AR	No	BARRATT HOMES			B	NHBC
1082 0150011		595	595 Rookery Farm	40	49 Virginia Drive Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Part of Block of flats	2	613	29/09/2020	AR	No	BARRATT HOMES	13/04/2021	193.85	B	NHBC
1083 0150012		595	595 Rookery Farm	41	55 Virginia Drive Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Part of Block of flats	1	538	29/09/2020	AR	No	BARRATT HOMES	26/05/2021	152.3	B	NHBC
1084 0150013		595	595 Rookery Farm	42	57 Virginia Drive Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Part of Block of flats	1	484	29/09/2020	AR	No	BARRATT HOMES	11/06/2021	152.31	B	NHBC
1085 0150014		595	595 Rookery Farm	43	59 Virginia Drive Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Part of Block of flats	2	613	29/09/2020	AR	No	BARRATT HOMES	18/05/2021	193.85	B	NHBC
1086 0150015		595	595 Rookery Farm	44	61 Virginia Drive Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Part of Block of flats	1	538	29/09/2020	AR	No	BARRATT HOMES	28/05/2021	152.3	B	NHBC
1087 0150016		595	595 Rookery Farm	45	63 Virginia Drive Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Part of Block of flats	1	484	29/09/2020	AR	No	BARRATT HOMES	28/05/2021	152.3	B	NHBC
1088 0150017		595	595 Rookery Farm	46	65 Virginia Drive Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Part of Block of flats	2	613	29/09/2020	AR	No	BARRATT HOMES	25/06/2021	193.85	B	NHBC
1089 0150018		595	595 Rookery Farm	47	1 Massey Way Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Detached	2	732	29/09/2020	AR	No	BARRATT HOMES			B	NHBC
1090 0150020		595	595 Rookery Farm	73	9 Emily Way Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	House	Semi detached	2	839	03/02/2021	AR	No	BARRATT HOMES	13/04/2021	218.63	B	NHBC
1091 0150021		595	595 Rookery Farm	74	11 Emily Way Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	House	Semi detached	2	839	03/02/2021	AR	No	BARRATT HOMES	13/04/2021	218.63	B	NHBC
1092 0150057		595	595 Rookery Farm	237	24 Massey Way Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	House	End Terrace	2	839	01/07/2021	AR	No	BARRATT HOMES				NHBC
1093 0150060		595	595 Rookery Farm	240	18 Massey Way Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	House	End Terrace	2	839	23/02/2021	AR	No	BARRATT HOMES	17/06/2021	218.63	B	NHBC
1094 0150061		595	595 Rookery Farm	241	16 Massey Way Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	House	Mid Terrace	2	839	23/02/2021	AR	No	BARRATT HOMES	21/05/2021	203.08	B	NHBC
1095 0150062		595	595 Rookery Farm	242	14 Massey Way Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	House	End Terrace	2	839	23/02/2021	AR	No	BARRATT HOMES	20/04/2021	218.63	B	NHBC
1096 0150063		595	595 Rookery Farm	254	69 VIRGINIA DRIVE Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Part of Block of flats	1	538	31/03/2021	AR	No	BARRATT HOMES			B	NHBC
1097 0150064		595	595 Rookery Farm	255	71 VIRGINIA DRIVE Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Part of Block of flats	1	484	31/03/2021	AR	No	BARRATT HOMES	28/05/2021	152.3	B	NHBC
1098 0150065		595	595 Rookery Farm	256	67 VIRGINIA DRIVE Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Part of Block of flats	2	613	31/03/2021	AR	No	BARRATT HOMES			B	NHBC
1099 0150066		595	595 Rookery Farm	257	75 VIRGINIA DRIVE Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Part of Block of flats	1	538	31/03/2021	AR	No	BARRATT HOMES	21/05/2021	152.3	B	NHBC
1100 0150067		595	595 Rookery Farm	258	77 VIRGINIA DRIVE Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Part of Block of flats	1	484	31/03/2021	AR	No	BARRATT HOMES	17/06/2021	152.3	B	NHBC
1101 0150068		595	595 Rookery Farm	259	73 VIRGINIA DRIVE Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Part of Block of flats	2	613	31/03/2021	AR	No	BARRATT HOMES	11/06/2021	193.85	B	NHBC
1102 0150069		595	595 Rookery Farm	260	81 VIRGINIA DRIVE Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Part of Block of flats	1	538	31/03/2021	AR	No	BARRATT HOMES			B	NHBC
1103 0150070		595	595 Rookery Farm	261	83 VIRGINIA DRIVE Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Part of Block of flats	1	484	31/03/2021	AR	No	BARRATT HOMES	04/06/2021	152.3	B	NHBC
1104 0150071		595	595 Rookery Farm	262	79 VIRGINIA DRIVE Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat	Part of Block of flats	2	613	31/03/2021	AR	No	BARRATT HOMES	01/01/2050	193.85	B	NHBC
1105 0150072		595	595 Rookery Farm	263	2 Massey Way Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	Flat		2	732	31/03/2021	AR	No	BARRATT HOMES	28/05/2021	198.46	B	NHBC
1106 0151001		866	866 Thatcham Pound Lane	42	1 Pinfold Place Thatcham	Berkshire	RG19 3TQ	West Berkshire	Flat		2	656	18/09/2019	AR	No	PERSIMMONS	19/05/2021	160		NHBC
1107 0151002		866	866 Thatcham Pound Lane	43	2 Pinfold Place Thatcham	Berkshire	RG19 3TQ	West Berkshire	Flat		2	656	18/09/2019	AR	No	PERSIMMONS	19/05/2021	160		NHBC
1108 0151003		866	866 Thatcham Pound Lane	44	3 Pinfold Place Thatcham	Berkshire	RG19 3TQ	West Berkshire	Flat		2	656	18/09/2019	AR	No	PERSIMMONS	19/05/2021	160		NHBC
1109 0151004		866	866 Thatcham Pound Lane	45	4 Pinfold Place Thatcham	Berkshire	RG19 3TQ	West Berkshire	Flat	Detached	2	656	18/09/2019	AR	No	PERSIMMONS	20/05/2021	160		NHBC
1110 0151005		866	866 Thatcham Pound Lane	46	5 Pinfold Place Thatcham	Berkshire	RG19 3TQ	West Berkshire	Flat		2	656	18/09/2019	AR	No	PERSIMMONS	18/05/2021	160		NHBC
1111 0151006		866	866 Thatcham Pound Lane	47	6 Pinfold Place Thatcham	Berkshire	RG19 3TQ	West Berkshire	Flat		2	656	18/09/2019	AR	No	PERSIMMONS	21/05/2021	160		NHBC
1112 0154001		940	940 Warwick Road Banbury	199	10 Jarvis Circle Banbury	Oxfordshire	OX16 1AA	Cherwell	Flat	Part of Block of flats	2	779	26/11/2020	AR	No	TAYLOR WIMPEY	30/01/2021	147.69	B	NHBC
1113 0154002		940	940 Warwick Road Banbury	200	12 Jarvis Circle Banbury	Oxfordshire	OX16 1AA	Cherwell	Flat	Part of Block of flats	2	779	26/11/2020	AR	No	TAYLOR WIMPEY	25/02/2021	147.69	B	NHBC
1114 0154003		940	940 Warwick Road Banbury	201	14 Jarvis Circle Banbury	Oxfordshire	OX16 1AA	Cherwell	Flat	Part of Block of flats	1	557	26/11/2020	AR	No	TAYLOR WIMPEY	20/01/2021	126.46	B	NHBC
1115 0154004		940	940 Warwick Road Banbury	202	11 Jarvis Circle Banbury	Oxfordshire	OX16 1AA	Cherwell	Flat	Part of Block of flats	1	557	26/11/2020	AR	No	TAYLOR WIMPEY	30/01/2021	126.46	B	NHBC
1116 0154005		940	940 Warwick Road Banbury	203	13 Jarvis Circle Banbury	Oxfordshire	OX16 1AA	Cherwell	Flat	Part of Block of flats	1	557	03/12/2020	AR	No	TAYLOR WIMPEY	20/01/2021	126.46	B	NHBC
1117 0154006		940	940 Warwick Road Banbury	204	15 Jarvis Circle Banbury	Oxfordshire	OX16 1AA	Cherwell	Flat	Part of Block of flats	1	557	26/11/2020	AR	No	TAYLOR WIMPEY	30/01/2021	126.46	B	NHBC
1118 0154007		940	940 Warwick Road Banbury	205	16 Jarvis Circle Banbury	Oxfordshire	OX16 1AA	Cherwell	House		3	933	21/01/2021	AR	No	TAYLOR WIMPEY	06/03/2021	193.85	B	NHBC
1119 0154008		940	940 Warwick Road Banbury	206	17 Jarvis Circle Banbury	Oxfordshire	OX16 1AA	Cherwell	House		3	933	21/01/2021	AR	No	TAYLOR WIMPEY	13/02/2021	193.85	B	NHBC
1120 0154011		940	940 Warwick Road Banbury	281	30 Kingerlee Road Banbury	Oxfordshire	OX16 1AA	Cherwell	House	Detached	2	746	28/07/2020	AR	No	TAYLOR WIMPEY	09/10/2020	161.54	B	NHBC
1121 0154012		940	940 Warwick Road Banbury	282	28 Kingerlee Road Banbury	Oxfordshire	OX16 1AA	Cherwell	House		3	933	28/07/2020	AR	No	TAYLOR WIMPEY	04/11/2020	193.85	B	NHBC
1122 0154013		940	940 Warwick Road Banbury	283	26 Kingerlee Road Banbury	Oxfordshire	OX16 1AA	Cherwell	House		3	933	28/07/2020	AR	No	TAYLOR WIMPEY	09/10/2020	193.85	B	NHBC
1123 00154D112		154D	Bishops Stortford North	112	99 Newland Aveneue Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	House	End Terrace	1	548	14/05/2021	AR	No	Persimmon				NHBC
1124 00154D113		154D	Bishops Stortford North	113	97 Newland Aveneue Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	House	Mid Terrace	1	548	14/05/2021	AR	No	Persimmon	24/06/2021	165.7		NHBC
1125 00154D114		154D	Bishops Stortford North	114	95 Newland Aveneue Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	House	Mid Terrace	1	548	14/05/2021	AR	No	Persimmon	22/06/2021	165.7		NHBC
1126 00154D115		154D	Bishops Stortford North	115	93 Newland Aveneue Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	House	End Terrace	1	548	14/05/2021	AR	No	Persimmon	22/06/2021	165.7		NHBC
1127 00154D116		154D	Bishops Stortford North	116	91 Newland Aveneue Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	House	Semi detached	3	761	28/06/2021	AR	No	Persimmon				NHBC
1128 00154D117		154D	Bishops Stortford North	117	89 Newland Aveneue Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	House	Semi detached	3	761	28/06/2021	AR	No	Persimmon				NHBC
1129 00154D118		154D	Bishops Stortford North	118	4 Reynolds Drive Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	Flat		2	609	28/06/2021	AR	No	Persimmon				NHBC
1130 00154D119		154D	Bishops Stortford North	119	10 Reynolds Drive Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	Flat		2	609	28/06/2021	AR	No	Persimmon				NHBC
1131 00154D120		154D	Bishops Stortford North	120	16 Reynolds Drive Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	Flat		2	609	28/06/2021	AR	No	Persimmon				NHBC
1132 00154D121		154D	Bishops Stortford North	121	6 Reynolds Drive Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	Flat		2	628	28/06/2021	AR	No	Persimmon				NHBC
1133 00154D122		154D	Bishops Stortford North	122	12 Reynolds Drive Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	Flat		2	628	28/06/2021	AR	No	Persimmon				NHBC
1134 00154D123		154D	Bishops Stortford North	123	18 Reynolds Drive Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	Flat		2	628	28/06/2021	AR	No	Persimmon				NHBC
1135 00154D124		154D	Bishops Stortford North	124	2 Reynolds Drive Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	Flat		1	511	28/06/2021	AR	No	Persimmon				NHBC
1136 00154D125		154D	Bishops Stortford North	125	8 Reynolds Drive Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	Flat		1	511	28/06/2021	AR	No	Persimmon				NHBC
1137 00154D126		154D	Bishops Stortford North	126	14 Reynolds Drive Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	Flat		1	511	28/06/2021	AR	No	Persimmon				NHBC
1138 00154D140		154D	Bishops Stortford North	140	1 Mansfield Road Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	Flat		2	649	28/06/2021	AR	No	Persimmon				NHBC
1139 00154D141		154D	Bishops Stortford North	141	3 Mansfield Road Stortford Fields Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	Flat		2	649	28/06/2021	AR	No	Persimmon				NHBC
1140 0154F00008		154F	Bishops Stortford North	227	61 Rainbird Road Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	House	Mid Terrace	2	560	16/08/2021	AR	No	Persimmon Homes				PG
1141 0154F00017		154F	Bishops Stortford North	235	77 Rainbird Road Bishop's Stortford	Hertfordshire	CM23 2QB	East Hertfordshire	House	End Terrace	2	560	16/08/2021	AR	No	Persimmon Homes				PG
1142 0157004		942	942 Uxbridge Phase 3C	480	3 Percival House Kellet Street Uxbridge	Greater London	UB8 2BD	Hillingdon	Flat		1	714	08/10/2019	AR	No	Persimmon Homes North London	23/06/2020	103.53	B	NHBC
1143 0158026		888	888 Hen & Duckhurst Farm	125	1 Lade Drive Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat		1	455	30/07/2020	AR	No	BARRATT HOMES	27/11/2020	143.08	B	NHBC
1144 0158027		888	888 Hen & Duckhurst Farm	126	3 Lade Drive Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat		2	643	30/07/2020	AR	No	BARRATT HOMES	09/10/2020	170.77	B	NHBC
1145 0158032		888	888 Hen & Duckhurst Farm	136	17 Crouch Road Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat		1	455	29/10/2020	AR	No	BARRATT HOMES	19/11/2020	143.03	B	NHBC
1146 0158033		888	888 Hen & Duckhurst Farm	137	19 Crouch Road Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat		2	643	29/10/2020	AR	No	BARRATT HOMES	19/11/2020	170.77	B	NHBC
1147 0158034		888	888 Hen & Duckhurst Farm	138	4 FLATS CROUCH ROAD Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat		1	475	17/09/2020	AR	No	BARRATT HOMES	30/11/2020	138.46	B	NHBC
1148 0158035		888	888 Hen & Duckhurst Farm	139	3 FLATS CROUCH ROAD Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat		1	490	17/09/2020	AR	No	BARRATT HOMES	10/11/2020	138.46	B	NHBC
1149 0158036		888	888 Hen & Duckhurst Farm	140	2 FLATS CROUCH ROAD Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat		1	490	17/09/2020	AR	No	BARRATT HOMES	30/11/2020	138.46	B	NHBC
1150 0158037		888	888 Hen & Duckhurst Farm	141	1 FLATS CROUCH ROAD Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat		1	490	17/09/2020	AR	No	BARRATT HOMES	14/12/2020	138.46	B	NHBC
1151 0158038		888	888 Hen & Duckhurst Farm	142	8 FLATS CROUCH ROAD Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat		1	475	17/09/2020	AR	No	BARRATT HOMES	10/12/2020	138.46	B	NHBC
1152 0158039		888	888 Hen & Duckhurst Farm	143	7 FLATS CROUCH ROAD Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat		1	490	17/09/2020	AR	No	BARRATT HOMES	09/10/2020	138.46	B	NHBC
1153 0158040		888	888 Hen & Duckhurst Farm	144	6 FLATS CROUCH ROAD Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat		1	490	17/09/2020	AR	No	BARRATT HOMES	09/10/2020	138.46	B	NHBC
1154 0158041		888	888 Hen & Duckhurst Farm	145	5 FLATS CROUCH ROAD Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat		1	490	17/09/2020	AR	No	BARRATT HOMES	14/12/2020	138.46	B	NHBC
1155 0158044		888	888 Hen & Duckhurst Farm	160	9 Braganza Drive Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	House	End Terrace	2	752	17/11/2020	AR	No	BARRATT HOMES	18/12/2020	175.38	B	NHBC
1156 0158045		888	888 Hen & Duckhurst Farm	161	11 Braganza Drive Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	House	Mid Terrace	2	752	17/11/2020	AR	No	BARRATT HOMES	14/12/2020	175.38	B	NHBC
1157 0158046		888	888 Hen & Duckhurst Farm	162	13 Braganza Drive Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat		1	455	22/02/2021	AR	No	BARRATT HOMES	06/03/2021	143.08	B	NHBC
1158 0158047		888	888 Hen & Duckhurst Farm	163	15 Braganza Drive Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat		2	643	22/02/2021	AR	No	BARRATT HOMES	04/03/2021	166.15	B	NHBC
1159 0158049		888	888 Hen & Duckhurst Farm	181	38 Braganza Drive Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat		1	455	26/02/2021	AR	No	BARRATT HOMES	14/05/2021	143.08	B	NHBC
1160 0158050		888	888 Hen & Duckhurst Farm	182	36 Braganza Drive Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat		2	643	26/02/2021	AR	No	BARRATT HOMES	11/05/2021	166.15	B	NHBC
1161 0158051		888	888 Hen & Duckhurst Farm	183	34 Braganza Drive Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	House	Semi detached	2	752	29/01/2021	AR	No	BARRATT HOMES	22/03/2021	187.56	B	NHBC
1162 0158052		888	888 Hen & Duckhurst Farm	184	32 Braganza Drive Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	House	Semi detached	2	752	29/01/2021	AR	No	BARRATT HOMES	11/03/2021	187.56	B	NHBC
1163 0158053		888	888 Hen & Duckhurst Farm	185	30 Braganza Drive Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	House	Semi detached	2	752	29/01/2021	AR	No	BARRATT HOMES	15/03/2021	187.56	B	NHBC
1164 0158054		888	888 Hen & Duckhurst Farm	186	28 Braganza Drive Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat	End Terrace	1	455	29/01/2021	AR	No	BARRATT HOMES	26/04/2021	149.59	B	NHBC
1165 0158055		888	888 Hen & Duckhurst Farm	187	26 Braganza Drive Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat	End Terrace	2	643	29/01/2021	AR	No	BARRATT HOMES	11/03/2021	187.56	B	NHBC
1166 0158061		888	888 Hen & Duckhurst Farm	200	20 Crouch Road Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat	End Terrace	1	455	29/06/2020	AR	No	BARRATT HOMES	09/10/2020	170.77	B	NHBC
1167 0158062		888	888 Hen & Duckhurst Farm	201	18 Crouch Road Staplehurst Tonbridge	Kent	TN12 0PD	Maidstone	Flat	End Terrace	2	643	29/06/2020	AR	No	BARRATT HOMES	30/12/2020	143.08	B	NHBC
1168 0158000003		1580	Harrow View West	154	1 Hondros Court Hamilton Mead Harrow	Greater London	HA2 6DU	Harrow	Flat		2	753	15/07/2021	AR	No	Persimmon				NHBC
1169 0158000004		1580	Harrow View West	158	2 Hondros Court Hamilton Mead Harrow	Greater London	HA2 6DU	Harrow	Flat		2	753	15/07/2021	AR	No	Persimmon				NHBC
1170 0158000005		1580	Harrow View West	162	1 Levitt Court Hamilton Mead Harrow	Greater London	HA2 6DU	Harrow	Flat		2	753	15/07/2021	AR	No	Persimmon				NHBC
1171 0158000009		1580	Harrow View West	155	3 Hondros Court Hamilton Mead Harrow	Greater London	HA2 6DU	Harrow	Flat		2	753	15/07/2021	AR	No	Persimmon				NHBC
1172 0158000010		1580	Harrow View West	159	4 Hondros Court Hamilton Mead Harrow	Greater London	HA2 6DU	Harrow	Flat		2	753	15/07/2021	AR	No	Persimmon				NHBC
1173 0158000011		1580	Harrow View West	163	2 Levitt Court Hamilton Mead Harrow	Greater London	HA2 6DU	Harrow	Flat		2	753	15/07/2021	AR	No	Persimmon				NHBC
1174 0158000012		1580	Harrow View West	166	3 Levitt Court Hamilton Mead Harrow	Greater London	HA2 6DU	Harrow	Flat		2	764	15/07/2021	AR	No	Persimmon				NHBC
1175 0158000013		1580	Harrow View West	169	4 Levitt Court Hamilton Mead Harrow	Greater London	HA2 6DU	Harrow	Flat		2	796	15/07/2021	AR	No	Persimmon				NHBC
1176 0158000017		1580	Harrow View West	156	5 Hondros Court Hamilton Mead Harrow	Greater London	HA2 6DU	Harrow	Flat		2	753	15/07/2021	AR	No	Persimmon				NHBC
1177 0158000018		1580	Harrow View West	160	6 Hondros Court Hamilton Mead Harrow	Greater London	HA2 6DU	Harrow	Flat		2	753	15/07/2021	AR	No	Persimmon				NHBC

Unit Count	Unit Reference (ID)	Site Reference Number	Site Name	Plot Number	Property address	Unit County	Unit Post Code	Local Authority	Unit Type	Unit Position	Number of Bedrooms	Area (sq ft)	Practical Completion Date	Tenure	Grant	Developer	Tenancy Start Date	Weekly Rent	EPC Rating	Warranty Cover
1178 0158000019		1580	Harrow View West	164	5 Levitt Court Hamilton Mead Harrow	Greater London	HA2 6DU	Harrow	Flat		2	753	15/07/2021	AR	No	Persimmon				NHBC
1179 0158000020		1580	Harrow View West	167	6 Levitt Court Hamilton Mead Harrow	Greater London	HA2 6DU	Harrow	Flat		2	764	15/07/2021	AR	No	Persimmon				NHBC
1180 0158000021		1580	Harrow View West	170	7 Levitt Court Hamilton Mead Harrow	Greater London	HA2 6DU	Harrow	Flat		2	764	15/07/2021	AR	No	Persimmon				NHBC
1181 0158000024		1580	Harrow View West	157	7 Hondros Court Hamilton Mead Harrow	Greater London	HA2 6DU	Harrow	Flat		2	753	15/07/2021	AR	No	Persimmon				NHBC
1182 0158000025		1580	Harrow View West	161	8 Hondros Court Hamilton Mead Harrow	Greater London	HA2 6DU	Harrow	Flat		2	753	15/07/2021	AR	No	Persimmon				NHBC
1183 0158000026		1580	Harrow View West	165	8 Levitt Court Hamilton Mead Harrow	Greater London	HA2 6DU	Harrow	Flat		2	753	15/07/2021	AR	No	Persimmon				NHBC
1184 0158000053		1580	Harrow View West	315	6 Whipple Lane Harrow	Greater London	HA2 6DU	Harrow	House	End Terrace	3	1315	13/09/2021	AR	No	Persimmon				NHBC
1185 0159026		1013	1013 Charity Farm Uppingham	88	83 Zouche Way Bushby Leicester	Leicestershire	LE7 9RR	Harborough	House	End Terrace	2	733	25/06/2021	AR	No	BLOOR HOMES			B	NHBC
1186 0159027		1013	1013 Charity Farm Uppingham	89	81 Zouche Way Bushby Leicester	Leicestershire	LE7 9RR	Harborough	House	Mid Terrace	2	733	25/06/2021	AR	No	BLOOR HOMES			B	NHBC
1187 0159028		1013	1013 Charity Farm Uppingham	90	79 Zouche Way Bushby Leicester	Leicestershire	LE7 9RR	Harborough	House	End Terrace	2	733	25/06/2021	AR	No	BLOOR HOMES			B	NHBC
1188 0163005		145B	145B Tixall Road Stafford Ph	154	13 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	634	29/01/2021	SR	No	REDROW	26/02/2021	76.76	B	NHBC
1189 0163006		145B	145B Tixall Road Stafford Ph	155	14 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	634	29/01/2021	SR	No	REDROW	21/05/2021	90.89	B	NHBC
1190 0163007		145B	145B Tixall Road Stafford Ph	156	15 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		1	507	29/01/2021	SR	No	REDROW	26/02/2021	88.57	B	NHBC
1191 0163008		145B	145B Tixall Road Stafford Ph	157	16 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	634	29/01/2021	SR	No	REDROW	21/06/2021	91.07	B	NHBC
1192 0163009		145B	145B Tixall Road Stafford Ph	158	17 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	634	29/01/2021	SR	No	REDROW	21/06/2021	91.07	B	NHBC
1193 0163010		145B	145B Tixall Road Stafford Ph	159	18 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		1	507	29/01/2021	SR	No	REDROW	13/05/2021	91.07	B	NHBC
1194 0163011		145B	145B Tixall Road Stafford Ph	160	19 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	634	29/01/2021	SR	No	REDROW	27/03/2021	88.92	B	NHBC
1195 0163012		145B	145B Tixall Road Stafford Ph	161	20 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		1	507	29/01/2021	SR	No	REDROW			B	NHBC
1196 0163013		145B	145B Tixall Road Stafford Ph	163	21 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	625	12/02/2021	SR	No	REDROW	19/03/2021	100.25	B	NHBC
1197 0163014		145B	145B Tixall Road Stafford Ph	164	22 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		1	521	12/02/2021	SR	No	REDROW	08/03/2021	77.62	B	NHBC
1198 0163015		145B	145B Tixall Road Stafford Ph	165	23 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	625	12/02/2021	SR	No	REDROW			B	NHBC
1199 0163016		145B	145B Tixall Road Stafford Ph	166	24 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	625	12/02/2021	SR	No	REDROW	10/06/2021	90.89	B	NHBC
1200 0163017		145B	145B Tixall Road Stafford Ph	167	25 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	625	12/02/2021	SR	No	REDROW	13/05/2021	91.07	B	NHBC
1201 0163018		145B	145B Tixall Road Stafford Ph	168	26 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	625	12/02/2021	SR	No	REDROW	08/06/2021	91.07	B	NHBC
1202 0163019		145B	145B Tixall Road Stafford Ph	169	27 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	634	26/03/2021	SR	No	REDROW	14/06/2021	78.69		NHBC
1203 0163020		145B	145B Tixall Road Stafford Ph	170	28 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	634	26/03/2021	SR	No	REDROW			B	NHBC
1204 0163021		145B	145B Tixall Road Stafford Ph	171	29 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		1	507	26/03/2021	SR	No	REDROW				NHBC
1205 0163022		145B	145B Tixall Road Stafford Ph	172	30 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	634	26/03/2021	SR	No	REDROW				NHBC
1206 0163023		145B	145B Tixall Road Stafford Ph	173	31 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	634	26/03/2021	SR	No	REDROW	03/06/2021	91.07	B	NHBC
1207 0163024		145B	145B Tixall Road Stafford Ph	174	32 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		1	507	26/03/2021	SR	No	REDROW				NHBC
1208 0163025		145B	145B Tixall Road Stafford Ph	175	33 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	634	26/03/2021	SR	No	REDROW				NHBC
1209 0163026		145B	145B Tixall Road Stafford Ph	176	34 Oberton Gardens Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		1	507	26/03/2021	SR	No	REDROW				NHBC
1210 0163033		145B	145B Tixall Road Stafford Ph	214	15 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	25/09/2020	SR	No	REDROW	26/02/2021	88.57	B	NHBC
1211 0163034		145B	145B Tixall Road Stafford Ph	215	16 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	25/09/2020	SR	No	REDROW	13/11/2020	88.57	B	NHBC
1212 0163035		145B	145B Tixall Road Stafford Ph	216	17 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	25/09/2020	SR	No	REDROW	20/02/2021	88.57	B	NHBC
1213 0163036		145B	145B Tixall Road Stafford Ph	217	18 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	25/09/2020	SR	No	REDROW	30/10/2020	88.57	B	NHBC
1214 0163037		145B	145B Tixall Road Stafford Ph	218	19 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	25/09/2020	SR	No	REDROW	22/01/2021	88.75	B	NHBC
1215 0163038		145B	145B Tixall Road Stafford Ph	219	20 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	25/09/2020	SR	No	REDROW	04/11/2020	88.75	B	NHBC
1216 0163039		145B	145B Tixall Road Stafford Ph	220	21 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	25/09/2020	SR	No	REDROW	13/05/2021	90.08	B	NHBC
1217 0163040		145B	145B Tixall Road Stafford Ph	221	22 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	25/09/2020	SR	No	REDROW	22/01/2021	88.75	B	NHBC
1218 0163041		145B	145B Tixall Road Stafford Ph	222	23 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	25/09/2020	SR	No	REDROW	27/04/2021	90.25	B	NHBC
1219 0163042		145B	145B Tixall Road Stafford Ph	223	24 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	25/09/2020	SR	No	REDROW	20/02/2021	88.92	B	NHBC
1220 0163043		145B	145B Tixall Road Stafford Ph	224	25 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	25/09/2020	SR	No	REDROW	08/06/2021	90.25	B	NHBC
1221 0163044		145B	145B Tixall Road Stafford Ph	225	26 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	25/09/2020	SR	No	REDROW	19/03/2021	88.92	B	NHBC
1222 0163045		145B	145B Tixall Road Stafford Ph	226	27 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	25/09/2020	SR	No	REDROW	19/03/2021	88.92	B	NHBC
1223 0163046		145B	145B Tixall Road Stafford Ph	227	28 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	25/09/2020	SR	No	REDROW	25/02/2021	88.92	B	NHBC
1224 0163047		145B	145B Tixall Road Stafford Ph	228	29 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	25/09/2020	SR	No	REDROW	22/01/2021	88.92	B	NHBC
1225 0163048		145B	145B Tixall Road Stafford Ph	229	30 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	25/09/2020	SR	No	REDROW	28/01/2021	88.92	B	NHBC
1226 0163049		145B	145B Tixall Road Stafford Ph	230	31 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	27/08/2020	SR	No	REDROW	17/12/2020	88.57	B	NHBC
1227 0163050		145B	145B Tixall Road Stafford Ph	231	32 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	27/08/2020	SR	No	REDROW	22/01/2021	88.57	B	NHBC
1228 0163051		145B	145B Tixall Road Stafford Ph	232	33 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	27/08/2020	SR	No	REDROW	22/01/2021	88.57	B	NHBC
1229 0163052		145B	145B Tixall Road Stafford Ph	233	34 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	27/08/2020	SR	No	REDROW	30/10/2020	88.57	B	NHBC
1230 0163053		145B	145B Tixall Road Stafford Ph	234	35 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	27/08/2020	SR	No	REDROW	30/10/2020	88.75	B	NHBC
1231 0163054		145B	145B Tixall Road Stafford Ph	235	36 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	27/08/2020	SR	No	REDROW	26/02/2021	88.75	B	NHBC
1232 0163055		145B	145B Tixall Road Stafford Ph	236	37 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	27/08/2020	SR	No	REDROW	26/02/2021	88.75	B	NHBC
1233 0163056		145B	145B Tixall Road Stafford Ph	237	38 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	27/08/2020	SR	No	REDROW	12/03/2021	88.75	B	NHBC
1234 0163057		145B	145B Tixall Road Stafford Ph	238	39 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	27/08/2020	SR	No	REDROW	26/02/2021	88.92	B	NHBC
1235 0163058		145B	145B Tixall Road Stafford Ph	239	40 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	27/08/2020	SR	No	REDROW	08/06/2021	90.25	B	NHBC
1236 0163059		145B	145B Tixall Road Stafford Ph	240	41 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	27/08/2020	SR	No	REDROW	11/06/2021	91.25	B	NHBC
1237 0163060		145B	145B Tixall Road Stafford Ph	241	42 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	Flat		2	635	27/08/2020	SR	No	REDROW	25/02/2021	88.92	B	NHBC
1238 0163061		145B	145B Tixall Road Stafford Ph	242	43 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	House	End Terrace	2	832	31/07/2020	SR	No	REDROW	21/08/2020	101.04	B	NHBC
1239 0163062		145B	145B Tixall Road Stafford Ph	243	44 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	House	Mid Terrace	2	832	31/07/2020	SR	No	REDROW	21/08/2020	100.66	B	NHBC
1240 0163063		145B	145B Tixall Road Stafford Ph	244	45 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	House	Mid Terrace	2	832	31/07/2020	SR	No	REDROW	21/08/2020	100.66	B	NHBC
1241 0163064		145B	145B Tixall Road Stafford Ph	245	46 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	House	Mid Terrace	2	832	31/07/2020	SR	No	REDROW	21/08/2020	100.66	B	NHBC
1242 0163065		145B	145B Tixall Road Stafford Ph	246	47 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	House	Mid Terrace	2	832	31/07/2020	SR	No	REDROW	21/08/2020	100.66	B	NHBC
1243 0163066		145B	145B Tixall Road Stafford Ph	247	48 Bupton Road Stafford	Staffordshire	ST18 0XZ	Stafford	House	End Terrace	2	832	31/07/2020	SR	No	REDROW	21/08/2020	101.04	B	NHBC
1244 0165001		1112	1112 Wymondham Phase 2	231	57 Aspen Drive Wymondham	Norfolk	NR18 9NW	South Norfolk	House	End Terrace	3	910	19/02/2021	AR	No	Taylor Wimpey			B	NHBC
1245 0165002		1112	1112 Wymondham Phase 2	232	55 Aspen Drive Wymondham	Norfolk	NR18 9NW	South Norfolk	House	Mid Terrace	1	602	19/02/2021	AR	No	Taylor Wimpey	30/04/2021	110.77	B	NHBC
1246 0165003		1112	1112 Wymondham Phase 2	233	53 Aspen Drive Wymondham	Norfolk	NR18 9NW	South Norfolk	House	Mid Terrace	1	602	19/02/2021	AR	No	Taylor Wimpey	30/04/2021	110.77	B	NHBC
1247 0165004		1112	1112 Wymondham Phase 2	234	51 Aspen Drive Wymondham	Norfolk	NR18 9NW	South Norfolk	House	End Terrace	3	910	19/02/2021	AR	No	Taylor Wimpey			B	NHBC
1248 0168007		1109	1109 Hawthorne Drive Sandbach	14	4 Larch Drive Sandbach	Cheshire	CW11 4JH	Cheshire East	House	End Terrace	3	761	18/06/2020	AR	No	Persimmon Homes	30/09/2020	136.93	B	NHBC
1249 0168008		1109	1109 Hawthorne Drive Sandbach	15	6 Larch Drive Sandbach	Cheshire	CW11 4JH	Cheshire East	House	Mid Terrace	3	761	18/06/2020	AR	No	Persimmon Homes	30/09/2020	136.93	B	NHBC
1250 0168014		1109	1109 Hawthorne Drive Sandbach	32	12 Ivy Close Sandbach	Cheshire	CW11 4JH	Cheshire East	House	Mid Terrace	3	761	18/06/2020	AR	No	Persimmon Homes	23/10/2020	136.93	B	NHBC
1251 0168033		1109	1109 Hawthorne Drive Sandbach	122	5 Teasel Close Sandbach	Cheshire	CW11 4JH	Cheshire East	Flat	Part of Multiple Unit House	1	470	03/09/2021	AR	No	Persimmon Homes			B	NHBC
1252 0168034		1109	1109 Hawthorne Drive Sandbach	123	3 Teasel Close Sandbach	Cheshire	CW11 4JH	Cheshire East	Flat	Part of Multiple Unit House	1	470	03/09/2021	AR	No	Persimmon Homes			B	NHBC
1253 0168035		1109	1109 Hawthorne Drive Sandbach	124	18 Larch Drive Sandbach	Cheshire	CW11 4JH	Cheshire East	Flat	Part of Multiple Unit House	1	470	03/09/2021	AR	No	Persimmon Homes			B	NHBC
1254 0168036		1109	1109 Hawthorne Drive Sandbach	125	1 Teasel Close Sandbach	Cheshire	CW11 4JH	Cheshire East	Flat	Part of Multiple Unit House	1	470	03/09/2021	AR	No	Persimmon Homes			B	NHBC
1255 0169001		582B	582B Phase F Longford Banbur	88	30 Bywater Drive Banbury	Oxfordshire	OX15 4FX	Cherwell	Flat		1	495	17/12/2020	AR	No	TAYLOR WIMPEY	19/02/2021	135.69	B	NHBC
1256 0169002		582B	582B Phase F Longford Banbur	89	35 Bywater Drive Banbury	Oxfordshire	OX15 4FX	Cherwell	Flat		1	495	17/12/2020	AR	No	TAYLOR WIMPEY	13/02/2021	135.69	B	NHBC
1257 0169003		582B	582B Phase F Longford Banbur	90	31 Bywater Drive Banbury	Oxfordshire	OX15 4FX	Cherwell	Flat		1	495	17/12/2020	AR	No	TAYLOR WIMPEY	13/02/2021	135.69	B	NHBC
1258 0169004		582B	582B Phase F Longford Banbur	91	32 Bywater Drive Banbury	Oxfordshire	OX15 4FX	Cherwell	Flat		1	495	17/12/2020	AR	No	TAYLOR WIMPEY	13/02/2021	135.69	B	NHBC
1259 0169005		582B	582B Phase F Longford Banbur	92	33 Bywater Drive Banbury	Oxfordshire	OX15 4FX	Cherwell	Flat		1	495	17/12/2020	AR	No	TAYLOR WIMPEY	13/02/2021	135.69	B	NHBC
1260 0169006		582B	582B Phase F Longford Banbur	93	34 Bywater Drive Banbury	Oxfordshire	OX15 4FX	Cherwell	Flat		1	495	17/12/2020	AR	No	TAYLOR WIMPEY	13/02/2021	135.69	B	NHBC
1261 0169014		582B	582B Phase F Longford Banbur	104	5 Jackson Road Banbury	Oxfordshire	OX15 4FX	Cherwell	House	Mid Terrace	2	850	17/12/2020	AR	No	TAYLOR WIMPEY	31/03/2021	156.92	B	NHBC
1262 0170043		1222	1222 Walton Gate Felixstowe Su	68	31 Stables Road Walton Felixstowe	Suffolk		0 Suffolk Coastal	Flat		2	542	28/06/2019	AR	No	BARRATT HOMES	03/07/2020	120	B	NHBC
1263 0170044		1222	1222 Walton Gate Felixstowe Su	69	37 Stables Road Walton Felixstowe	Suffolk		0 Suffolk Coastal	Flat		2	557	27/09/2019	AR	No	BARRATT HOMES	26/06/2020	120	B	NHBC
1264 0170049		1222	1222 Walton Gate Felixstowe Su	74	39 Stables Road Walton Felixstowe	Suffolk		0 Suffolk Coastal	Flat		1	450	27/09/2019	AR	No	BARRATT HOMES	26/06/2020	96.8	B	NHBC
1265 0170051		1222	1222 Walton Gate Felixstowe Su	76	47 Stables Road Walton Felixstowe	Suffolk		0 Suffolk Coastal	Flat		1	450	27/09/2019	AR	No	BARRATT HOMES	26/06/2020	96.8	B	NHBC
1266 0173007		1304	1304 Parcel 1 Houghton Regis	22	8 Octavian Road Houghton Regis Dunstable	Bedfordshire	LU5 6JQ	Central Bedfordshire	Flat		2	658	18/12/2020	AR	No	LINDEN	23/01/2021	156.92	B	NHBC
1267 0173008		1304	1304 Parcel 1 Houghton Regis	23	10 Octavian Road Houghton Regis Dunstable	Bedfordshire	LU5 6JQ	Central Bedfordshire	Flat		2	658	18/12/2020	AR	No	LINDEN	23/01/2021	156.92	B	NHBC
1268 0173014		1304	1304 Parcel 1 Houghton Regis	37	5 Aventine Grove Houghton Regis Dunstable	Bedfordshire	LU5 6JQ	Central Bedfordshire	House	End Terrace	2	855	12/10/2020	AR	No	LINDEN	19/11/2020	166.15	A	NHBC
1269 0173015		1304	1304 Parcel 1 Houghton Regis	38	7 Aventine Grove Houghton Regis Dunstable	Bedfordshire	LU5 6JQ	Central Bedfordshire	House	Mid Terrace	2	855	12/10/2020	AR	No	LINDEN	12/11/2020	166.15	A	NHBC
1270 0173016		1304	1304 Parcel 1 Houghton Regis	39	9 Aventine Grove Houghton Regis Dunstable	Bedfordshire	LU5 6JQ	Central Bedfordshire	House	End Terrace	2	855	12/10/2020	AR	No	LINDEN	12/11/2020	166.15	B	NHBC
1271 0173019		1304	1304 Parcel 1 Houghton Regis	42	17 Aventine Grove Houghton Regis Dunstable	Bedfordshire	LU5 6JQ	Central Bedfordshire	House	End Terrace	2	855	12/10/2020	AR	No	LINDEN	12/11/2020	166.15	A	NHBC
1272 0173020		1304	1304 Parcel 1 Houghton Regis	43	19 Aventine Grove Houghton Regis Dunstable	Bedfordshire	LU5 6JQ	Central Bedfordshire	House	End Terrace	2	855	12/10/2020	AR	No	LINDEN	12/11/2020	166.15	A	NHBC
1273 0173021		1304	1304 Parcel 1 Houghton Regis	44	16 Aventine Grove Houghton Regis Dunstable	Bedfordshire	LU5 6JQ	Central Bedfordshire	House	End Terrace	3	1011	25/11/2020	AR	No	LINDEN	08/12/2020	193.85	A	NHBC
1274 0173022		1304	1304 Parcel 1 Houghton Regis	45	14 Aventine Grove Houghton Regis Dunstable	Bedfordshire	LU5 6JQ	Central Bedfordshire	House	End Terrace	3	1011	25/11/2020	AR	No	LINDEN	08/12/2020	193.85	A	NHBC
1275 0173023		1304	1304 Parcel 1 Houghton Regis	46	12 Aventine Grove Houghton Regis Dunstable	Bedfordshire	LU5 6JQ	Central Bedfordshire	House	End Terrace	4	1142	25/11/2020	AR	No	LINDEN	23/01/2021	230.77	A	NHBC
1276 0173024		1304	1304 Parcel 1 Houghton Regis	47	10 Aventine Grove Houghton Regis Dunstable	Bedfordshire	LU5 6JQ	Central Bedfordshire	House	End Terrace	3	1011	25/11/2020	AR	No	LINDEN	16/01/2021	193.85	A	NHBC
1277 0173025		1304	1304 Parcel 1 Houghton Regis	48	8 Aventine Grove Houghton Regis Dunstable	Bedfordshire	LU5 6JQ	Central Bedfordshire	House	End Terrace	3	1011	25/11/2020	AR	No	LINDEN	19/12/2020	193.85	A	NHBC
1278 0173026		1304	1304 Parcel 1 Houghton Regis	52	28 Centurion Way Houghton Regis Dunstable	Bedfordshire	LU5 6JQ	Central Bedfordshire	House	End Terrace	4	1142	18/12/2020	AR	No	LINDEN	01/02/2021	230.77	A	NHBC
1279 0173027		1304	1304 Parcel 1 Houghton Regis	53	30 Centurion Way Houghton Regis Dunstable	Bedfordshire	LU5 6JQ	Central Bedfordshire	House	End Terrace	4	1142	18/12/2020	AR	No	LINDEN	26/01/2021	230.77	A	NHBC
1280 0173028		1304	1304 Parcel 1 Houghton Regis	54	32 Centurion Way Houghton Regis Dunstable	Bedfordshire	LU5 6JQ	Central Bedfordshire	House	End Terrace	3	1011	18/12/2020	AR	No	LINDEN	06/02/2021	193.85	A	NHBC
1281 0173900025		1739	Norwich Road Swaffham	146	2 Phantom Close Norwich Road Swaffham	Norfolk	PE37 8HQ	Breckland	House	Semi detached	1	643	04/06/2021	AR	No	Persimmon			B	NHBC
1282 0173900026		1739	Norwich Road Swaffham	147	3 Phantom Close Norwich Road --Swaffham-	Norfolk	PE37 8HQ	Breckland	House	Semi detached	1	643	04/06/2021	AR	No	Persimmon			B	NHBC
1283 0173900030		1739	Norwich Road Swaffham	156	Plot 156 Norwich Road| Swaffham	Norfolk	PE37 8HQ	Breckland	House	Semi detached	1	643	14/05/2021	AR	No	Persimmon				NHBC
1284 0173900031		1739	Norwich Road Swaffham	157	Plot 157 Norwich Road| Swaffham	Norfolk	PE37 8HQ	Breckland	House	Semi detached	1	643	14/05/2021	AR	No	Persimmon				NHBC

Unit Count	Unit Reference (ID)	Site Reference Number	Site Name	Plot Number	Property address	Unit County	Unit Post Code	Local Authority	Unit Type	Unit Position	Number of Bedrooms	Area (sq ft)	Practical Completion Date	Tenure	Grant	Developer	Tenancy Start Date	Weekly Rent	EPC Rating	Warranty Cover
1285 0174003		885	885 Land to the South of Fairc	3	6 Joycliffe Ride Warfield Bracknell	Berkshire	RG42 6AA	Bracknell Forest	Flat		2	767	23/08/2021	AR	No	LINDEN				PG
1286 0174004		885	885 Land to the South of Fairc	4	8 Joycliffe Ride Warfield Bracknell	Berkshire	RG42 6AA	Bracknell Forest	Flat		2	767	23/08/2021	AR	No	LINDEN				PG
1287 0174005		885	885 Land to the South of Fairc	5	10 Joycliffe Ride Warfield Bracknell	Berkshire	RG42 6AA	Bracknell Forest	Flat		1	577	23/08/2021	AR	No	LINDEN				PG
1288 0174006		885	885 Land to the South of Fairc	6	12 Joycliffe Ride Warfield Bracknell	Berkshire	RG42 6AA	Bracknell Forest	Flat		2	767	23/08/2021	AR	No	LINDEN				PG
1289 0174007		885	885 Land to the South of Fairc	7	14 Joycliffe Ride Warfield Bracknell	Berkshire	RG42 6AA	Bracknell Forest	Flat		2	767	23/08/2021	AR	No	LINDEN				PG
1290 0174008		885	885 Land to the South of Fairc	8	16 Joycliffe Ride Warfield Bracknell	Berkshire	RG42 6AA	Bracknell Forest	Flat		1	577	23/08/2021	AR	No	LINDEN				PG
1291 0174009		885	885 Land to the South of Fairc	9	18 Joycliffe Ride Warfield Bracknell	Berkshire	RG42 6AA	Bracknell Forest	Flat		2	767	23/08/2021	AR	No	LINDEN				PG
1292 0174010		885	885 Land to the South of Fairc	1	2 Joycliffe Ride Warfield Bracknell	Berkshire	RG42 6AA	Bracknell Forest	Flat		2	767	23/08/2021	AR	No	LINDEN				PG
1293 0174011		885	885 Land to the South of Fairc	2	4 Joycliffe Ride Warfield Bracknell	Berkshire	RG42 6AA	Bracknell Forest	Flat		1	577	23/08/2021	AR	No	LINDEN				PG
1294 0175017		1380	1380 Saxon Gardens Sherburn in	248	105 Bramley Park Avenue Sherburn in Elmet Leeds	North Yorkshire	LS25 6AD	Selby	House	End Terrace	2	832	02/03/2021	AR	No	Redrow Homes	26/04/2021	125.54	B	NHBC
1295 0175018		1380	1380 Saxon Gardens Sherburn in	249	107 Bramley Park Avenue Sherburn in Elmet Leeds	North Yorkshire	LS25 6AD	Selby	House	Mid Terrace	2	832	02/03/2021	AR	No	Redrow Homes	11/06/2021	125.54	B	NHBC
1296 1046001		1046	1046 PH2C Tidworth Wiltshire	606	39 Eyles Road Tidworth	Wiltshire	SP9 7JW	Wiltshire	House	Mid Terrace	2	635	02/11/2020	AR	No	Persimmon Homes	01/03/2021	165	B	PG
1297 1046002		1046	1046 PH2C Tidworth Wiltshire	607	37 Eyles Road Tidworth	Wiltshire	SP9 7JW	Wiltshire	House	Mid Terrace	2	635	02/11/2020	AR	No	Persimmon Homes	04/03/2021	165	B	PG
1298 1046003		1046	1046 PH2C Tidworth Wiltshire	605	41 Eyles Road Tidworth	Wiltshire	SP9 7JW	Wiltshire	House	End Terrace	3	753	02/11/2020	AR	No	Persimmon Homes	04/03/2021	188	B	PG
1299 1046004		1046	1046 PH2C Tidworth Wiltshire	608	35 Eyles Road Tidworth	Wiltshire	SP9 7JW	Wiltshire	House	End Terrace	3	753	02/11/2020	AR	No	Persimmon Homes	01/03/2021	188	B	PG
1300 0183004		157	157 Broadbridge Heath Horsham	36	32 Low Weald Lane Broadbridge Heath Horsham	West Sussex	RH12 3LR	Horsham	Flat	Part of Block of flats	1	524	02/06/2020	AR	No	Abbey homes	24/09/2020	157.85	B	NHBC
1301 0183005		157	157 Broadbridge Heath Horsham	37	30 Low Weald Lane Broadbridge Heath Horsham	West Sussex	RH12 3LR	Horsham	Flat	Part of Block of flats	2	666	02/06/2020	AR	No	Abbey homes	10/09/2020	194.77	B	NHBC
1302 0183006		157	157 Broadbridge Heath Horsham	38	28 Low Weald Lane Broadbridge Heath Horsham	West Sussex	RH12 3LR	Horsham	Flat	Part of Block of flats	1	523	02/06/2020	AR	No	Abbey homes	26/09/2020	157.85	C	NHBC
1303 0183007		157	157 Broadbridge Heath Horsham	39	26 Low Weald Lane Broadbridge Heath Horsham	West Sussex	RH12 3LR	Horsham	Flat	Part of Block of flats	2	666	02/06/2020	AR	No	Abbey homes	10/09/2020	194.77	C	NHBC
1304 0183009		157	157 Broadbridge Heath Horsham	41	42 Low Weald Lane Broadbridge Heath Horsham	West Sussex	RH12 3LR	Horsham	Flat	Part of Block of flats	1	524	02/06/2020	AR	No	Abbey homes	02/10/2020	157.85	B	NHBC
1305 0183010		157	157 Broadbridge Heath Horsham	42	40 Low Weald Lane Broadbridge Heath Horsham	West Sussex	RH12 3LR	Horsham	Flat	Part of Block of flats	2	666	02/06/2020	AR	No	Abbey homes	10/09/2020	194.77	B	NHBC
1306 0183011		157	157 Broadbridge Heath Horsham	43	38 Low Weald Lane Broadbridge Heath Horsham	West Sussex	RH12 3LR	Horsham	Flat	Part of Block of flats	1	523	02/06/2020	AR	No	Abbey homes	23/10/2020	157.85	B	NHBC
1307 0183012		157	157 Broadbridge Heath Horsham	44	36 Low Weald Lane Broadbridge Heath Horsham	West Sussex	RH12 3LR	Horsham	Flat	Part of Block of flats	2	666	02/06/2020	AR	No	Abbey homes	10/09/2020	194.77	B	NHBC
1308 0183014		157	157 Broadbridge Heath Horsham	46	52 Low Weald Lane Broadbridge Heath Horsham	West Sussex	RH12 3LR	Horsham	Flat	Part of Block of flats	1	524	02/06/2020	AR	No	Abbey homes	10/09/2020	157.85	B	NHBC
1309 0183015		157	157 Broadbridge Heath Horsham	47	50 Low Weald Lane Broadbridge Heath Horsham	West Sussex	RH12 3LR	Horsham	Flat	Part of Block of flats	2	666	02/06/2020	AR	No	Abbey homes	10/09/2020	194.77	B	NHBC
1310 0183016		157	157 Broadbridge Heath Horsham	48	48 Low Weald Lane Broadbridge Heath Horsham	West Sussex	RH12 3LR	Horsham	Flat	Part of Block of flats	1	523	02/06/2020	AR	No	Abbey homes	10/09/2020	157.85	C	NHBC
1311 0183017		157	157 Broadbridge Heath Horsham	49	46 Low Weald Lane Broadbridge Heath Horsham	West Sussex	RH12 3LR	Horsham	Flat	Part of Block of flats	2	666	02/06/2020	AR	No	Abbey homes	10/09/2020	194.77	C	NHBC
1312 0184007		180	180 Chapel Lane	40	30 Cabourn Drive Bingham Nottingham	Nottinghamshire	NG13 8HP	Rushcliffe	House	End Terrace	3	926	24/09/2020	AR	No	Barratt Homes	06/11/2020	143.84	B	NHBC
1313 0184008		180	180 Chapel Lane	41	32 Cabourn Drive Bingham Nottingham	Nottinghamshire	NG13 8HP	Rushcliffe	House	Mid Terrace	3	926	24/09/2020	AR	No	Barratt Homes	06/11/2020	143.84	B	NHBC
1314 0184009		180	180 Chapel Lane	42	34 Cabourn Drive Bingham Nottingham	Nottinghamshire	NG13 8HP	Rushcliffe	House	End Terrace	3	926	24/09/2020	AR	No	Barratt Homes	06/11/2020	143.84	B	NHBC
1315 0184023		180	180 Chapel Lane	66	20 Johnson Road Bingham Nottingham	Nottinghamshire	NG13 8HP	Rushcliffe	House	End Terrace	2	750	21/06/2021	AR	No	Barratt Homes			B	NHBC
1316 0184024		180	180 Chapel Lane	67	22 Johnson Road Bingham Nottingham	Nottinghamshire	NG13 8HP	Rushcliffe	House	Mid Terrace	2	750	21/06/2021	AR	No	Barratt Homes			B	NHBC
1317 0184025		180	180 Chapel Lane	68	24 Johnson Road Bingham Nottingham	Nottinghamshire	NG13 8HP	Rushcliffe	House	End Terrace	2	750	21/06/2021	AR	No	Barratt Homes			B	NHBC
1318 0184052		180	180 Chapel Lane	262	10 Squires Grove Bingham Nottingham	Nottinghamshire	NG13 8HP	Rushcliffe	House	Mid Terrace	2	750	25/03/2021	SR	No	Barratt Homes	17/06/2021	94.32	B	NHBC
1319 0184053		180	180 Chapel Lane	263	8 Squires Grove Bingham Nottingham	Nottinghamshire	NG13 8HP	Rushcliffe	House	End Terrace	2	750	25/03/2021	SR	No	Barratt Homes	25/06/2021	94.74	B	NHBC
1320 0184054		180	180 Chapel Lane	264	6 Squires Grove Bingham Nottingham	Nottinghamshire	NG13 8HP	Rushcliffe	House	Semi detached	4	1104	25/03/2021	AR	No	Barratt Homes	28/06/2021	184.11	B	NHBC
1321 0184055		180	180 Chapel Lane	265	4 Squires Grove Bingham Nottingham	Nottinghamshire	NG13 8HP	Rushcliffe	House	Semi detached	4	1104	25/03/2021	AR	No	Barratt Homes			B	NHBC
1322 0186001		253	253 Havent Road Warblington	1	7 Epsom Close Emsworth	Hampshire	PO10 7LR	Havant	House	End Terrace	3	958	29/03/2021	AR	No	Barratt Homes	24/05/2021	219.7	B	NHBC
1323 0186002		253	253 Havent Road Warblington	2	6 Epsom Close Emsworth	Hampshire	PO10 7LR	Havant	House	Mid Terrace	2	840	29/03/2021	AR	No	Barratt Homes	11/06/2021	189.23	B	NHBC
1324 0186003		253	253 Havent Road Warblington	3	5 Epsom Close Emsworth	Hampshire	PO10 7LR	Havant	House	Mid Terrace	2	840	29/03/2021	AR	No	Barratt Homes	04/06/2021	189.23	B	NHBC
1325 0186004		253	253 Havent Road Warblington	4	4 Epsom Close Emsworth	Hampshire	PO10 7LR	Havant	House	End Terrace	2	840	29/03/2021	AR	No	Barratt Homes			B	NHBC
1326 0186040		253	253 Havent Road Warblington	124	22 Bosham Gardens Emsworth	Hampshire	PO10 7LR	Havant	House	Semi detached	3	926	04/02/2021	AR	No	Barratt Homes	09/04/2021	219.7	B	NHBC
1327 0186041		253	253 Havent Road Warblington	125	24 Bosham Gardens Emsworth	Hampshire	PO10 7LR	Havant	House	Semi detached	3	926	04/02/2021	AR	No	Barratt Homes	09/04/2021	219.7	B	NHBC
1328 0187009		328	328 Tanyard Farm Rushgreen Ro	22	23 Woodyatt Way Lymm Warrington	Cheshire	WA13 9PR	Warrington	House	Mid Terrace	2	619	28/05/2021	AR	No	Bellway Homes	01/01/2050	115.07		NHBC
1329 0187010		328	328 Tanyard Farm Rushgreen Ro	23	21 Woodyatt Way Lymm Warrington	Cheshire	WA13 9PR	Warrington	House	End Terrace	2	619	28/05/2021	AR	No	Bellway Homes	01/01/2050	115.07		NHBC
1330 0187011		328	328 Tanyard Farm Rushgreen Ro	24	44 Woodyatt Way Lymm Warrington	Cheshire	WA13 9PR	Warrington	House	End Terrace	2	619	25/06/2021	AR	No	Bellway Homes				NHBC
1331 0187012		328	328 Tanyard Farm Rushgreen Ro	25	42 Woodyatt Way Lymm Warrington	Cheshire	WA13 9PR	Warrington	House	Mid Terrace	2	619	25/06/2021	AR	No	Bellway Homes				NHBC
1332 0187013		328	328 Tanyard Farm Rushgreen Ro	26	40 Woodyatt Way Lymm Warrington	Cheshire	WA13 9PR	Warrington	House	End Terrace	2	619	25/06/2021	AR	No	Bellway Homes				NHBC
1333 0187014		328	328 Tanyard Farm Rushgreen Ro	27	38 Woodyatt Way Lymm Warrington	Cheshire	WA13 9PR	Warrington	House	End Terrace	2	619	25/06/2021	AR	No	Bellway Homes				NHBC
1334 0187015		328	328 Tanyard Farm Rushgreen Ro	28	36 Woodyatt Way Lymm Warrington	Cheshire	WA13 9PR	Warrington	House	Mid Terrace	2	619	25/06/2021	AR	No	Bellway Homes				NHBC
1335 0187016		328	328 Tanyard Farm Rushgreen Ro	29	34 Woodyatt Way Lymm Warrington	Cheshire	WA13 9PR	Warrington	House	End Terrace	2	619	25/06/2021	AR	No	Bellway Homes				NHBC
1336 0034000041		340	340 Hitchin Road Lower Stondo	125	60 Brassey Way Lower Stondon Hitchin	Bedfordshire	SG16 6EG	Central Bedfordshire	House	Semi detached	3	806	17/08/2021	AR	No	BDWH				NHBC
1337 0034000042		340	340 Hitchin Road Lower Stondo	126	40 Brassey Way Lower Stondon Hitchin	Bedfordshire	SG16 6EG	Central Bedfordshire	House	Semi detached	3	830	17/08/2021	AR	No	BDWH				NHBC
1338 0034000043		340	340 Hitchin Road Lower Stondo	127	38 Brassey Way Lower Stondon Hitchin	Bedfordshire	SG16 6EG	Central Bedfordshire	House	Semi detached	4	981	15/07/2021	AR	No	BDWH				NHBC
1339 0034000044		340	340 Hitchin Road Lower Stondo	128	36 Brassey Way Lower Stondon Hitchin	Bedfordshire	SG16 6EG	Central Bedfordshire	House	Semi detached	4	981	15/07/2021	AR	No	BDWH				NHBC
1340 0034000045		340	340 Hitchin Road Lower Stondo	129	34 Brassey Way Lower Stondon Hitchin	Bedfordshire	SG16 6EG	Central Bedfordshire	House	Semi detached	2	702	15/07/2021	AR	No	BDWH				NHBC
1341 0034000046		340	340 Hitchin Road Lower Stondo	130	32 Brassey Way Lower Stondon Hitchin	Bedfordshire	SG16 6EG	Central Bedfordshire	House	Semi detached	2	702	15/07/2021	AR	No	BDWH				NHBC
1342 0034000047		340	340 Hitchin Road Lower Stondo	131	30 Brassey Way Lower Stondon Hitchin	Bedfordshire	SG16 6EG	Central Bedfordshire	House	End Terrace	2	702	15/07/2021	AR	No	BDWH				NHBC
1343 0034000048		340	340 Hitchin Road Lower Stondo	132	28 Brassey Way Lower Stondon Hitchin	Bedfordshire	SG16 6EG	Central Bedfordshire	House	Mid Terrace	2	702	17/08/2021	AR	No	BDWH				NHBC
1344 0034000049		340	340 Hitchin Road Lower Stondo	133	26 Brassey Way Lower Stondon Hitchin	Bedfordshire	SG16 6EG	Central Bedfordshire	House	End Terrace	2	702	15/07/2021	AR	No	BDWH				NHBC
1345 0034000050		340	340 Hitchin Road Lower Stondo	137	2 Even Brassey Way Lower Stondon Hitchin	Bedfordshire	SG16 6EG	Central Bedfordshire	Flat		1	466	01/11/2021	AR	No	BDWH				NHBC
1346 0034000051		340	340 Hitchin Road Lower Stondo	138	4 Even Brassey Way Lower Stondon Hitchin	Bedfordshire	SG16 6EG	Central Bedfordshire	Flat		1	449	01/11/2021	AR	No	BDWH				NHBC
1347 0034000052		340	340 Hitchin Road Lower Stondo	139	6 Even Brassey Way Lower Stondon Hitchin	Bedfordshire	SG16 6EG	Central Bedfordshire	Flat		1	466	01/11/2021	AR	No	BDWH				NHBC
1348 0034000053		340	340 Hitchin Road Lower Stondo	140	8 Even Brassey Way Lower Stondon Hitchin	Bedfordshire	SG16 6EG	Central Bedfordshire	Flat		1	449	01/11/2021	AR	No	BDWH				NHBC
1349 0034000054		340	340 Hitchin Road Lower Stondo	141	10 Even Brassey Way Lower Stondon Hitchin	Bedfordshire	SG16 6EG	Central Bedfordshire	Flat		1	466	01/11/2021	AR	No	BDWH				NHBC
1350 0034000055		340	340 Hitchin Road Lower Stondo	142	12 Even Brassey Way Lower Stondon Hitchin	Bedfordshire	SG16 6EG	Central Bedfordshire	Flat		1	449	01/11/2021	AR	No	BDWH				NHBC
1351 0034000056		340	340 Hitchin Road Lower Stondo	143	14 Even Brassey Way Lower Stondon Hitchin	Bedfordshire	SG16 6EG	Central Bedfordshire	Flat		1	466	01/11/2021	AR	No	BDWH				NHBC
1352 0034000057		340	340 Hitchin Road Lower Stondo	144	16 Even Brassey Way Lower Stondon Hitchin	Bedfordshire	SG16 6EG	Central Bedfordshire	Flat		1	449	01/11/2021	AR	No	BDWH				NHBC
1353 0189028		500A	500A Clipstone (Barratt/DW)	P2B-126	18 Baird Close Clipstone Leighton Buzzard	Bedfordshire	LU7 9NX	Central Bedfordshire	House		3	954	15/06/2021	AR	No	Barratt Homes				NHBC
1354 0189042		500A	500A Clipstone (Barratt/DW)	P2A-159	22 Baird Close Clipstone Leighton Buzzard	Bedfordshire	LU7 9NX	Central Bedfordshire	House		2	777	15/06/2021	AR	No	Barratt Homes				NHBC
1355 0189043		500A	500A Clipstone (Barratt/DW)	P2A-160	20 Baird Close Clipstone Leighton Buzzard	Bedfordshire	LU7 9NX	Central Bedfordshire	House		2	777	15/06/2021	AR	No	Barratt Homes				NHBC
1356 0089300005		893	893 Imperial Park Phase 2 No	22	45 Violet Grove Northwich	Cheshire	CW8 4EE	Cheshire West and Chester	Flat	Part of Block of flats	2	541	29/06/2021	AR	No	Barratt				NHBC
1357 0089300006		893	893 Imperial Park Phase 2 No	23	47 Violet Grove Northwich	Cheshire	CW8 4EE	Cheshire West and Chester	Flat	Part of Block of flats	2	541	29/06/2021	AR	No	Barratt				NHBC
1358 0089300007		893	893 Imperial Park Phase 2 No	24	49 Violet Grove Northwich	Cheshire	CW8 4EE	Cheshire West and Chester	Flat	Part of Block of flats	2	541	29/06/2021	AR	No	Barratt				NHBC
1359 0089300008		893	893 Imperial Park Phase 2 No	25	51 Violet Grove Northwich	Cheshire	CW8 4EE	Cheshire West and Chester	Flat	Part of Block of flats	2	541	29/06/2021	AR	No	Barratt				NHBC
1360 0089300009		893	893 Imperial Park Phase 2 No	26	53 Violet Grove Northwich	Cheshire	CW8 4EE	Cheshire West and Chester	Flat	Part of Block of flats	2	541	29/06/2021	AR	No	Barratt				NHBC
1361 0089300010		893	893 Imperial Park Phase 2 No	27	55 Violet Grove Northwich	Cheshire	CW8 4EE	Cheshire West and Chester	Flat	Part of Block of flats	2	541	29/06/2021	AR	No	Barratt				NHBC
1362 1907001		1907	Newark Street	3	Flat 1 5 Newark Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		1	512	01/02/2021	AR	No	Thomas Homes Limited	28/04/2021	182.96	B	PG
1363 1907002		1907	Newark Street	6	Flat 2 5 Newark Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		1	512	01/02/2021	AR	No	Thomas Homes Limited	21/04/2021	182.96	B	PG
1364 0197024		1508	1508 Station Road Warboys Hun	59	16 Eldrida Drive Warboys Huntingdon	Cambridgeshire	PE28 2JE	Huntingdonshire	House	Detached	3	968	13/08/2020	AR	No	BDW	06/11/2020	184.62	B	NHBC
1365 0197025		1508	1508 Station Road Warboys Hun	60	19 Eldrida Drive Warboys Huntingdon	Cambridgeshire	PE28 2JE	Huntingdonshire	House	Semi detached	4	1130	10/09/2020	AR	No	BDW	23/10/2020	203.08	B	NHBC
1366 0197026		1508	1508 Station Road Warboys Hun	61	17 Eldrida Drive Warboys Huntingdon	Cambridgeshire	PE28 2JE	Huntingdonshire	House	Semi detached	2	753	10/09/2020	AR	No	BDW	23/10/2020	147.69	B	NHBC
1367 0197027		1508	1508 Station Road Warboys Hun	62	15 Eldrida Drive Warboys Huntingdon	Cambridgeshire	PE28 2JE	Huntingdonshire	Flat		1	592	26/08/2020	AR	No	BDW	06/11/2020	115.38	B	NHBC
1368 0197028		1508	1508 Station Road Warboys Hun	63	11 Eldrida Drive Warboys Huntingdon	Cambridgeshire	PE28 2JE	Huntingdonshire	Flat		1	667	26/08/2020	AR	No	BDW	13/11/2020	120	B	NHBC
1369 0197029		1508	1508 Station Road Warboys Hun	64	9 Eldrida Drive Warboys Huntingdon	Cambridgeshire	PE28 2JE	Huntingdonshire	Flat		1	592	26/08/2020	AR	No	BDW	13/11/2020	115.38	B	NHBC
1370 0197030		1508	1508 Station Road Warboys Hun	65	7 Eldrida Drive Warboys Huntingdon	Cambridgeshire	PE28 2JE	Huntingdonshire	Flat		1	667	26/08/2020	AR	No	BDW	20/11/2020	120	B	NHBC
1371 0197031		1508	1508 Station Road Warboys Hun	66	5 Eldrida Drive Warboys Huntingdon	Cambridgeshire	PE28 2JE	Huntingdonshire	House	Semi detached	3	925	26/08/2020	AR	No	BDW	06/11/2020	170.77	B	NHBC
1372 0197032		1508	1508 Station Road Warboys Hun	67	3 Eldrida Drive Warboys Huntingdon	Cambridgeshire	PE28 2JE	Huntingdonshire	House	Semi detached	3	925	26/08/2020	AR	No	BDW	06/11/2020	170.77	B	NHBC
1373 0198007		1644	1644 Lodge Farm Witham Essex	124	75 Butcher Row Witham	Essex	CM8 1EJ	Braintree	House		2	888	09/07/2020	AR	No	Redrow	19/11/2020	182.92	B	NHBC
1374 0198008		1644	1644 Lodge Farm Witham Essex	132	7 Hooten End Witham	Essex	CM8 1EJ	Braintree	Flat		1	568	09/07/2020	AR	No	Redrow	02/09/2020	138.46	B	NHBC
1375 0198010		1644	1644 Lodge Farm Witham Essex	134	3 Hooten End Witham	Essex	CM8 1EJ	Braintree	Flat		2	773	09/07/2020	AR	No	Redrow	25/11/2020	161.54	B	NHBC
1376 0198011		1644	1644 Lodge Farm Witham Essex	135	15 Hooten End Witham	Essex	CM8 1EJ	Braintree	Flat		1	568	09/07/2020	AR	No	Redrow	02/09/2020	136.46	B	NHBC
1377 0198012		1644	1644 Lodge Farm Witham Essex	136	11 Hooten End Witham	Essex	CM8 1EJ	Braintree	Flat		2	721	09/07/2020	AR	No	Redrow	18/09/2020	161.54	B	NHBC
1378 0198013		1644	1644 Lodge Farm Witham Essex	137	9 Hooten End Witham	Essex	CM8 1EJ	Braintree	Flat		2	773	09/07/2020	AR	No	Redrow	02/09/2020	161.54	B	NHBC
1379 0198014		1644	1644 Lodge Farm Witham Essex	139	17 Hooten End Witham	Essex	CM8 1EJ	Braintree	House		2	888	09/07/2020	AR	No	Redrow	18/01/2021	182.96	B	NHBC
1380 0198024		1644	1644 Lodge Farm Witham Essex	166	39 Ager Road Witham	Essex	CM8 1EJ	Braintree	Flat		1	568	09/07/2020	AR	No	Redrow	26/10/2020	138.46	B	NHBC
1381 0198025		1644	1644 Lodge Farm Witham Essex	167	41 Ager Road Witham	Essex	CM8 1EJ	Braintree	Flat		2	721	09/07/2020	AR	No	Redrow	14/08/2020	161.54	B	NHBC
1382 0198026		1644	1644 Lodge Farm Witham Essex	168	43 Ager Road Witham	Essex	CM8 1EJ	Braintree	Flat		2	773	09/07/2020	AR	No	Redrow	02/09/2020	161.54	B	NHBC
1383 0198027		1644	1644 Lodge Farm Witham Essex	169	45 Ager Road Witham	Essex	CM8 1EJ	Braintree	Flat		1	568	09/07/2020	AR	No	Redrow	14/08/2020	138.46	B	NHBC
1384 0198028		1644	1644 Lodge Farm Witham Essex	170	47 Ager Road Witham	Essex	CM8 1EJ	Braintree	Flat		2	721	09/07/2020	AR	No	Redrow	18/09/2020	161.54	B	NHBC
1385 0198029		1644	1644 Lodge Farm Witham Essex	171	49 Ager Road Witham	Essex	CM8 1EJ	Braintree	Flat		2	773	09/07/2020	AR	No	Redrow	02/09/2020	161.54	B	NHBC
1386 0198030		1644	1644 Lodge Farm Witham Essex	172	51 Ager Road Witham	Essex	CM8 1EJ	Braintree	Flat		1	568	09/07/2020	AR	No	Redrow	02/09/2020	138.46	B	NHBC
1387 0198031		1644	1644 Lodge Farm Witham Essex	173	53 Ager Road Witham	Essex	CM8 1EJ	Braintree	Flat		2	721	09/07/2020	AR	No	Redrow	25/11/2020	161.54	B	NHBC
1388 0198032		1644	1644 Lodge Farm Witham Essex	174	55 Ager Road Witham	Essex	CM8 1EJ	Braintree	Flat		2	773	09/07/2020	AR	No	Redrow	14/08/2020	161.54	B	NHBC
1389 0198033		1644	1644 Lodge Farm Witham Essex	175	37 AGER ROAD Witham	Essex	CM8 1EJ	Braintree	House		2	888	09/07/2020	AR	No	Redrow	02/09/2020	182.96	B	NHBC
1390 0198034		1644	1644 Lodge Farm Witham Essex	183	1 Bright Avenue Witham	Essex	CM8 1EJ	Braintree	House	End Terrace	2	866	16/07/2020	AR	No	Redrow	25/09/2020	182.96	B	NHBC
1391 0198035		1644	1644 Lodge Farm Witham Essex	184	3 Bright Avenue Witham	Essex	CM8 1EJ	Braintree	House	Semi detached	2	866	16/07/2020	AR	No	Redrow	16/10/2020	182.96	B	NHBC

Unit Count	Unit Reference (ID)	Site Reference Number	Site Name	Plot Number	Property address	Unit County	Unit Post Code	Local Authority	Unit Type	Unit Position	Number of Bedrooms	Area (sq ft)	Practical Completion Date	Tenure	Grant	Developer	Tenancy Start Date	Weekly Rent	EPC Rating	Warranty Cover
1392 0198036		1644	1644 Lodge Farm Witham Essex	185	5 Bright Avenue Witham	Essex	CM8 1EJ	Braintree	House	Semi detached	3	1161	16/07/2020	AR	No	Redrow	18/09/2020	226.08	B	NHBC
1393 0198037		1644	1644 Lodge Farm Witham Essex	186	7 Bright Avenue Witham	Essex	CM8 1EJ	Braintree	House	Semi detached	3	1161	16/07/2020	AR	No	Redrow	18/09/2020	226.08	B	NHBC
1394 0198040		1644	1644 Lodge Farm Witham Essex	223	2 Stoneham Close Witham	Essex	CM8 1EJ	Braintree	House	Semi detached	2	866	11/09/2020	AR	No	Redrow	20/10/2020	182.96	B	NHBC
1395 0198041		1644	1644 Lodge Farm Witham Essex	224	4 Stoneham Close Witham	Essex	CM8 1EJ	Braintree	House	Semi detached	2	866	11/09/2020	AR	No	Redrow	16/10/2020	182.96	B	NHBC
1396 0198042		1644	1644 Lodge Farm Witham Essex	225	6 Stoneham Close Witham	Essex	CM8 1EJ	Braintree	House	Semi detached	3	1161	11/09/2020	AR	No	Redrow	16/10/2020	226.68	B	NHBC
1397 0198043		1644	1644 Lodge Farm Witham Essex	226	8 Stoneham Close Witham	Essex	CM8 1EJ	Braintree	House	Semi detached	3	1161	11/09/2020	AR	No	Redrow	16/10/2020	226.68	B	NHBC
1398 0198044		1644	1644 Lodge Farm Witham Essex	227	10 Stoneham Close Witham	Essex	CM8 1EJ	Braintree	House	Semi detached	3	1161	11/09/2020	AR	No	Redrow	30/10/2020	226.68	B	NHBC
1399 0198045		1644	1644 Lodge Farm Witham Essex	228	12 Stoneham Close Witham	Essex	CM8 1EJ	Braintree	House	Semi detached	3	1161	11/09/2020	AR	No	Redrow	23/10/2020	226.68	B	NHBC
1400 0199001		866B	866B Pound Lane Thatcham (Ph.	8	30 Roger Croft Drive Thatcham	Berkshire	RG19 3TQ	West Berkshire	House	End Terrace	2	1000	08/11/2019	AR	No	Persimmon Homes	21/06/2021	175.38	B	NHBC
1401 0199002		866B	866B Pound Lane Thatcham (Ph.	9	29 Roger Croft Drive Thatcham	Berkshire	RG19 3TQ	West Berkshire	House	Mid Terrace	2	1000	08/11/2019	AR	No	Persimmon Homes	21/06/2021	175.38	B	NHBC
1402 0200013		991	991 Gipping Mill Great Blaken	17	54 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	House		2	753	17/12/2020	AR	No	Persimmon	19/05/2021	140.38	B	PG
1403 0200014		991	991 Gipping Mill Great Blaken	18	56 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	House		2	753	17/12/2020	AR	No	Persimmon	29/04/2021	140.38	B	PG
1404 0200015		991	991 Gipping Mill Great Blaken	19	58 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	House		2	753	17/12/2020	AR	No	Persimmon	29/04/2021	140.38	B	PG
1405 0200016		991	991 Gipping Mill Great Blaken	20	60 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	House		2	753	17/12/2020	AR	No	Persimmon	29/04/2021	140.38	B	PG
1406 0200017		991	991 Gipping Mill Great Blaken	21	62 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	House		2	753	17/12/2020	AR	No	Persimmon	29/04/2021	140.38	B	PG
1407 0200018		991	991 Gipping Mill Great Blaken	22	64 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	House		2	753	17/12/2020	AR	No	Persimmon	14/05/2021	140.38	B	PG
1408 0200021		991	991 Gipping Mill Great Blaken	55	22 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	House		2	753	24/06/2021	AR	No	Persimmon				PG
1409 0200022		991	991 Gipping Mill Great Blaken	56	20 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	House		2	753	24/06/2021	AR	No	Persimmon				PG
1410 0200023		991	991 Gipping Mill Great Blaken	57	18 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	House		2	753	24/06/2021	AR	No	Persimmon				PG
1411 0200024		991	991 Gipping Mill Great Blaken	58	16 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	House		3	861	24/06/2021	AR	No	Persimmon				PG
1412 0200025		991	991 Gipping Mill Great Blaken	59	14 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	House		3	861	24/06/2021	AR	No	Persimmon				PG
1413 0200026		991	991 Gipping Mill Great Blaken	60	2 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	Flat		1	570	08/07/2021	AR	No	Persimmon				PG
1414 0200027		991	991 Gipping Mill Great Blaken	61	4 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	Flat		1	538	08/07/2021	AR	No	Persimmon				PG
1415 0200028		991	991 Gipping Mill Great Blaken	62	6 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	Flat		1	570	08/07/2021	AR	No	Persimmon				PG
1416 0200029		991	991 Gipping Mill Great Blaken	63	8 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	Flat		1	570	08/07/2021	AR	No	Persimmon				PG
1417 0200030		991	991 Gipping Mill Great Blaken	64	10 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	Flat		1	570	08/07/2021	AR	No	Persimmon				PG
1418 0200031		991	991 Gipping Mill Great Blaken	65	12 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	Flat		1	570	08/07/2021	AR	No	Persimmon				PG
1419 0200032		991	991 Gipping Mill Great Blaken	89	25 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	House		2	753	17/12/2020	AR	No	Persimmon	29/04/2021	140.38	B	PG
1420 0200033		991	991 Gipping Mill Great Blaken	90	27 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	House		2	753	17/12/2020	AR	No	Persimmon	29/04/2021	140.38	B	PG
1421 2001AG00001		2001AG	Picket Twenty Adover	1	1 Eclipse House Picket Twenty Way Andover	Hampshire	SP11 6TY	Test Valley	Flat		2	762	26/02/2021	SR	Yes	Persimmon Homes	01/04/2021	98.53		PG
1422 2001AG00002		2001AG	Picket Twenty Adover	2	2 Eclipse House Picket Twenty Way Andover	Hampshire	SP11 6TY	Test Valley	Flat		2	765	26/02/2021	SR	Yes	Persimmon Homes	01/04/2021	97.64		PG
1423 2001AG00003		2001AG	Picket Twenty Adover	3	3 Eclipse House Picket Twenty Way Andover	Hampshire	SP11 6TY	Test Valley	Flat		2	715	26/02/2021	SR	Yes	Persimmon Homes	01/04/2021	97.64		PG
1424 2001AG00004		2001AG	Picket Twenty Adover	4	4 Eclipse House Picket Twenty Way Andover	Hampshire	SP11 6TY	Test Valley	Flat		1	540	26/02/2021	SR	Yes	Persimmon Homes	01/04/2021	86.82		PG
1425 2001AG00005		2001AG	Picket Twenty Adover	5	5 Eclipse House Picket Twenty Way Andover	Hampshire	SP11 6TY	Test Valley	Flat		2	762	26/02/2021	SR	Yes	Persimmon Homes	01/04/2021	98.53		PG
1426 2001AG00006		2001AG	Picket Twenty Adover	6	6 Eclipse House Picket Twenty Way Andover	Hampshire	SP11 6TY	Test Valley	Flat		2	765	26/02/2021	SR	Yes	Persimmon Homes	09/04/2021	98.53		PG
1427 2001AG00007		2001AG	Picket Twenty Adover	7	7 Eclipse House Picket Twenty Way Andover	Hampshire	SP11 6TY	Test Valley	Flat		2	715	26/02/2021	SR	Yes	Persimmon Homes	18/06/2021	99.11		PG
1428 2001AG00008		2001AG	Picket Twenty Adover	8	8 Eclipse House Picket Twenty Way Andover	Hampshire	SP11 6TY	Test Valley	Flat		1	540	26/02/2021	SR	Yes	Persimmon Homes	01/04/2021	86.58		PG
1429 2001AG00009		2001AG	Picket Twenty Adover	9	9 Eclipse House Picket Twenty Way Andover	Hampshire	SP11 6TY	Test Valley	Flat		2	762	26/02/2021	SR	Yes	Persimmon Homes	09/04/2021	98.53		PG
1430 2001AG00010		2001AG	Picket Twenty Adover	10	10 Eclipse House Picket Twenty Way Andover	Hampshire	SP11 6TY	Test Valley	Flat		2	765	26/02/2021	SR	Yes	Persimmon Homes				PG
1431 2001AG00011		2001AG	Picket Twenty Adover	11	11 Eclipse House Picket Twenty Way Andover	Hampshire	SP11 6TY	Test Valley	Flat		2	715	26/02/2021	SR	Yes	Persimmon Homes	18/06/2021	99.11		PG
1432 2001AG00012		2001AG	Picket Twenty Adover	12	12 Eclipse House Picket Twenty Way Andover	Hampshire	SP11 6TY	Test Valley	Flat		1	589	26/02/2021	SR	Yes	Persimmon Homes	01/04/2021	86.38		PG
1433 2001AG00013		2001AG	Picket Twenty Adover	13	14 Eclipse House Picket Twenty Way Andover	Hampshire	SP11 6TY	Test Valley	Flat		1	468	26/02/2021	SR	Yes	Persimmon Homes	07/04/2021	85.94		PG
1434 2001AG00014		2001AG	Picket Twenty Adover	14	15 Eclipse House Picket Twenty Way Andover	Hampshire	SP11 6TY	Test Valley	Flat		1	471	26/02/2021	SR	Yes	Persimmon Homes	01/01/2050	85.94		PG
1435 2001AG00015		2001AG	Picket Twenty Adover	15	16 Eclipse House Picket Twenty Way Andover	Hampshire	SP11 6TY	Test Valley	Flat		2	613	26/02/2021	SR	Yes	Persimmon Homes	01/04/2021	95.44		PG
1436 2001AG00016		2001AG	Picket Twenty Adover	16	17 Eclipse House Picket Twenty Way Andover	Hampshire	SP11 6TY	Test Valley	Flat		1	495	26/02/2021	SR	Yes	Persimmon Homes	09/04/2021	85.94		PG
1437 2001AG00017		2001AG	Picket Twenty Adover	17	18 Eclipse House Picket Twenty Way Andover	Hampshire	SP11 6TY	Test Valley	Flat		1	568	26/02/2021	SR	Yes	Persimmon Homes	01/04/2021	86.38		PG
1438 0200E00003		200E	Harlow	1144	8 Tawny Owl Lane Harlow	Essex	CM17 0JA	Harlow	Flat	Detached	1	653	25/06/2021	AR	No	Taylor Wimpey				NHBC
1439 0200E00015		200E	Harlow	1181	12 Redstart Drive Harlow	Essex	CM17 0JA	Harlow	House	End Terrace	3	865	04/08/2021	AR	No	Taylor Wimpey				NHBC
1440 0200E00016		200E	Harlow	1184	18 Redstart Drive Harlow	Essex	CM17 0JA	Harlow	House	End Terrace	3	865	04/08/2021	AR	No	Taylor Wimpey				NHBC
1441 0202010		192	192 Ph 1 Mascalls Court Farm	58	Flat 1 4 Block A Bloxham Avenue	Kent	TN12 6NB	Tunbridge Wells	Flat		1	581	30/06/2020	AR	No	Persimmon Homes	28/08/2020	140.3	B	PG
1442 0202011		192	192 Ph 1 Mascalls Court Farm	59	Flat 2 4 Block A Bloxham Avenue	Kent	TN12 6NB	Tunbridge Wells	Flat		1	699	30/06/2020	AR	No	Persimmon Homes			B	PG
1443 0202012		192	192 Ph 1 Mascalls Court Farm	60	Flat 3 4 Block A Bloxham Avenue	Kent	TN12 6NB	Tunbridge Wells	Flat		1	710	30/06/2020	AR	No	Persimmon Homes	10/11/2020	147.7	B	PG
1444 0202013		192	192 Ph 1 Mascalls Court Farm	61	Flat 4 4 Block A REF	Kent	TN12 6NB	Tunbridge Wells	Flat		1	581	30/06/2020	AR	No	Persimmon Homes	28/08/2020	140.3	B	PG
1445 0202014		192	192 Ph 1 Mascalls Court Farm	62	Flat 5 4 Block A Bloxham Avenue	Kent	TN12 6NB	Tunbridge Wells	Flat		2	699	30/06/2020	AR	No	Persimmon Homes	12/08/2020	180	B	PG
1446 0202015		192	192 Ph 1 Mascalls Court Farm	63	Flat 6 4 Block A Bloxham Avenue	Kent	TN12 6NB	Tunbridge Wells	Flat		2	710	30/06/2020	AR	No	Persimmon Homes	28/08/2020	180	B	PG
1447 0202016		192	192 Ph 1 Mascalls Court Farm	64	Flat 7 4 Block A Bloxham Avenue	Kent	TN12 6NB	Tunbridge Wells	Flat		1	581	30/06/2020	AR	No	Persimmon Homes	31/07/2020	140.3	B	PG
1448 0202017		192	192 Ph 1 Mascalls Court Farm	65	Flat 8 4 Block A Bloxham Avenue	Kent	TN12 6NB	Tunbridge Wells	Flat		2	699	30/06/2020	AR	No	Persimmon Homes	28/08/2020	180	B	PG
1449 0202018		192	192 Ph 1 Mascalls Court Farm	66	Flat 9 4 Block A Bloxham Avenue	Kent	TN12 6NB	Tunbridge Wells	Flat		2	710	30/06/2020	AR	No	Persimmon Homes	30/07/2020	180	B	PG
1450 0202029		192	192 Ph 1 Mascalls Court Farm	98	Flat 1 33 Block B Dumbrell Drive	Kent	TN12 6NB	Tunbridge Wells	Flat		1	581	09/09/2020	AR	No	Persimmon Homes	26/11/2020	140.31	B	PG
1451 0202030		192	192 Ph 1 Mascalls Court Farm	99	Flat 2 33 Block B Dumbrell Drive	Kent	TN12 6NB	Tunbridge Wells	Flat		1	699	09/09/2020	AR	No	Persimmon Homes	26/11/2020	147.69	B	PG
1452 0202031		192	192 Ph 1 Mascalls Court Farm	100	Flat 3 33 Block B Dumbrell Drive	Kent	TN12 6NB	Tunbridge Wells	Flat		1	710	09/09/2020	AR	No	Persimmon Homes	26/11/2020	147.69	B	PG
1453 0202032		192	192 Ph 1 Mascalls Court Farm	101	Flat 4 33 Block B Dumbrell Drive	Kent	TN12 6NB	Tunbridge Wells	Flat		1	581	09/09/2020	AR	No	Persimmon Homes	15/10/2020	140.31	B	PG
1454 0202033		192	192 Ph 1 Mascalls Court Farm	102	Flat 5 33 Block B Dumbrell Drive	Kent	TN12 6NB	Tunbridge Wells	Flat		2	699	09/09/2020	AR	No	Persimmon Homes	09/10/2020	180	B	PG
1455 0202034		192	192 Ph 1 Mascalls Court Farm	103	Flat 6 33 Block B Dumbrell Drive	Kent	TN12 6NB	Tunbridge Wells	Flat		2	710	09/09/2020	AR	No	Persimmon Homes	10/11/2020	180	B	PG
1456 0202035		192	192 Ph 1 Mascalls Court Farm	104	Flat 7 33 Block B Dumbrell Drive	Kent	TN12 6NB	Tunbridge Wells	Flat		1	581	09/09/2020	AR	No	Persimmon Homes	15/10/2020	140.31	B	PG
1457 0202036		192	192 Ph 1 Mascalls Court Farm	105	Flat 8 33 Block B Dumbrell Drive	Kent	TN12 6NB	Tunbridge Wells	Flat		2	699	09/09/2020	AR	No	Persimmon Homes	09/10/2020	180	B	PG
1458 0202037		192	192 Ph 1 Mascalls Court Farm	106	Flat 9 33 Block B Dumbrell Drive	Kent	TN12 6NB	Tunbridge Wells	Flat		2	710	09/09/2020	AR	No	Persimmon Homes	09/10/2020	180	B	PG
1459 0202042		192	192 Ph 1 Mascalls Court Farm	113	Flat 1 47 Block C Dumbrell Drive Tonbridge	Kent	TN12 6NB	Tunbridge Wells	Flat		1	710	09/10/2020	AR	No	Persimmon Homes	26/11/2020	147.69	B	PG
1460 0202043		192	192 Ph 1 Mascalls Court Farm	114	Flat 2 47 Block C Dumbrell Drive	Kent	TN12 6NB	Tunbridge Wells	Flat		1	699	17/12/2020	AR	No	Persimmon Homes			B	PG
1461 0202044		192	192 Ph 1 Mascalls Court Farm	115	Flat 1 47 Block C Dumbrell Drive	Kent	TN12 6NB	Tunbridge Wells	Flat		1	581	17/12/2020	AR	No	Persimmon Homes			B	PG
1462 0202045		192	192 Ph 1 Mascalls Court Farm	116	Flat 4 47 Block C Dumbrell Drive Tonbridge	Kent	TN12 6NB	Tunbridge Wells	Flat		2	710	09/10/2020	AR	No	Persimmon Homes	26/11/2020	140.31	B	PG
1463 0202046		192	192 Ph 1 Mascalls Court Farm	117	Flat 5 47 Block C Dumbrell Drive	Kent	TN12 6NB	Tunbridge Wells	Flat		2	699	09/10/2020	AR	No	Persimmon Homes	10/12/2020	180	B	PG
1464 0202047		192	192 Ph 1 Mascalls Court Farm	118	Flat 4 47 Block C Dumbrell Drive	Kent	TN12 6NB	Tunbridge Wells	Flat		1	581	09/10/2020	AR	No	Persimmon Homes	26/11/2020	180	B	PG
1465 0202048		192	192 Ph 1 Mascalls Court Farm	119	Flat 7 47 Block C Dumbrell Drive Tonbridge	Kent	TN12 6NB	Tunbridge Wells	Flat		2	710	09/10/2020	AR	No	Persimmon Homes	10/12/2020	140.31	B	PG
1466 0202049		192	192 Ph 1 Mascalls Court Farm	120	Flat 8 47 Block C Dumbrell Drive	Kent	TN12 6NB	Tunbridge Wells	Flat		2	699	09/10/2020	AR	No	Persimmon Homes	26/11/2020	180	B	PG
1467 0202050		192	192 Ph 1 Mascalls Court Farm	121	Flat 7 47 Block C Dumbrell Drive	Kent	TN12 6NB	Tunbridge Wells	Flat		1	581	09/10/2020	AR	No	Persimmon Homes	26/11/2020	180	B	PG
1468 0204004		1510	1510 Mepal Road	24	5 Seamark Drive Sutton Ely	Cambridgeshire	CB6 2QA	East Cambridgeshire	House	Semi detached	2	760	29/06/2021	AR	No	Galliford Try				NHBC
1469 0204005		1510	1510 Mepal Road	25	7 Seamark Drive Sutton Ely	Cambridgeshire	CB6 2QA	East Cambridgeshire	House	Semi detached	2	760	29/06/2021	AR	No	Galliford Try				NHBC
1470 0204006		1510	1510 Mepal Road	26	9 Seamark Drive Sutton Ely	Cambridgeshire	CB6 2QA	East Cambridgeshire	House	Semi detached	2	760	29/06/2021	AR	No	Galliford Try				NHBC
1471 0204007		1510	1510 Mepal Road	27	11 Seamark Drive Sutton Ely	Cambridgeshire	CB6 2QA	East Cambridgeshire	House	Semi detached	2	760	29/06/2021	AR	No	Galliford Try				NHBC
1472 0204008		1510	1510 Mepal Road	28	13 Seamark Drive Sutton Ely	Cambridgeshire	CB6 2QA	East Cambridgeshire	House	Semi detached	2	760	29/06/2021	AR	No	Galliford Try				NHBC
1473 0204009		1510	1510 Mepal Road	29	15 Seamark Drive Sutton Ely	Cambridgeshire	CB6 2QA	East Cambridgeshire	House	Semi detached	2	760	29/06/2021	AR	No	Galliford Try				NHBC
1474 0204010		1510	1510 Mepal Road	30	17 Seamark Drive Sutton Ely	Cambridgeshire	CB6 2QA	East Cambridgeshire	House	Semi detached	2	760	29/06/2021	AR	No	Galliford Try				NHBC
1475 0204011		1510	1510 Mepal Road	31	19 Seamark Drive Sutton Ely	Cambridgeshire	CB6 2QA	East Cambridgeshire	House	Semi detached	2	760	29/06/2021	AR	No	Galliford Try				NHBC
1476 0204012		1510	1510 Mepal Road	32	21 Seamark Drive Sutton Ely	Cambridgeshire	CB6 2QA	East Cambridgeshire	House	Semi detached	2	760	29/06/2021	AR	No	Galliford Try				NHBC
1477 0204013		1510	1510 Mepal Road	33	23 Seamark Drive Sutton Ely	Cambridgeshire	CB6 2QA	East Cambridgeshire	House	Semi detached	3	914	29/06/2021	AR	No	Galliford Try				NHBC
1478 0204014		1510	1510 Mepal Road	34	12 Clay Lane Sutton Ely	Cambridgeshire	CB6 2QA	East Cambridgeshire	House	End Terrace	2	760	22/07/2021	AR	No	Galliford Try				NHBC
1479 0204015		1510	1510 Mepal Road	35	10 Clay Lane Sutton Ely	Cambridgeshire	CB6 2QA	East Cambridgeshire	House	Mid Terrace	2	760	22/07/2021	AR	No	Galliford Try				NHBC
1480 0204016		1510	1510 Mepal Road	36	8 Clay Lane Sutton Ely	Cambridgeshire	CB6 2QA	East Cambridgeshire	House	End Terrace	2	760	22/07/2021	AR	No	Galliford Try				NHBC
1481 0204017		1510	1510 Mepal Road	37	6 Clay Lane Sutton Ely	Cambridgeshire	CB6 2QA	East Cambridgeshire	House	End Terrace	2	760	22/07/2021	AR	No	Galliford Try				NHBC
1482 0204018		1510	1510 Mepal Road	38	4 Clay Lane Sutton Ely	Cambridgeshire	CB6 2QA	East Cambridgeshire	House	Mid Terrace	2	760	22/07/2021	AR	No	Galliford Try				NHBC
1483 0204019		1510	1510 Mepal Road	39	2 Clay Lane Sutton Ely	Cambridgeshire	CB6 2QA	East Cambridgeshire	House	Mid Terrace	2	760	22/07/2021	AR	No	Galliford Try				NHBC
1484 0204020		1510	1510 Mepal Road	40	43 Stimpson Street Sutton Ely	Cambridgeshire	CB6 2QA	East Cambridgeshire	House	End Terrace	3	914	22/07/2021	AR	No	Galliford Try				NHBC
1485 0206002		836	836 Barn End Road Warton	33	31 Red Marl Way Warton Tamworth	Warwickshire	B79 0HX	North Warwickshire	House	Semi detached	2	736	30/10/2020	AR	No	Bellway	26/11/2020	126.58	B	NHBC
1486 0206003		836	836 Barn End Road Warton	34	33 Red Marl Way Warton Tamworth	Warwickshire	B79 0HX	North Warwickshire	House	Semi detached	3	909	30/10/2020	AR	No	Bellway	14/01/2021	149.59	B	NHBC
1487 0206005		836	836 Barn End Road Warton	43	51 Red Marl Way Warton Tamworth	Warwickshire	B79 0HX	North Warwickshire	House	End Terrace	2	736	24/02/2021	AR	No	Bellway	24/05/2021	126.58	B	NHBC
1488 0206006		836	836 Barn End Road Warton	44	53 Red Marl Way Warton Tamworth	Warwickshire	B79 0HX	North Warwickshire	House	Mid Terrace	2	736	24/02/2021	AR	No	Bellway	24/05/2021	125.58	B	NHBC
1489 0206007		836	836 Barn End Road Warton	45	55 Red Marl Way Warton Tamworth	Warwickshire	B79 0HX	North Warwickshire	House	End Terrace	2	736	24/02/2021	AR	No	Bellway	28/05/2021	126.58	B	NHBC
1490 0206010		836	836 Barn End Road Warton	48	61 Red Marl Way Warton Tamworth	Warwickshire	B79 0HX	North Warwickshire	House	Semi detached	3	909	24/02/2021	AR	No	Bellway	24/05/2021	149.59	B	NHBC
1491 0206011		836	836 Barn End Road Warton	49	63 Red Marl Way Warton Tamworth	Warwickshire	B79 0HX	North Warwickshire	House	Semi detached	3	909	24/02/2021	AR	No	Bellway	24/05/2021	149.59	B	NHBC
1492 0206012		836	836 Barn End Road Warton	50	65 Red Marl Way Warton Tamworth	Warwickshire	B79 0HX	North Warwickshire	House	End Terrace	2	736	24/02/2021	AR	No	Bellway	24/05/2021	126.58	B	NHBC
1493 0206013		836	836 Barn End Road Warton	51	67 Red Marl Way Warton Tamworth	Warwickshire	B79 0HX	North Warwickshire	House	Mid Terrace	2	736	24/02/2021	AR	No	Bellway	24/05/2021	126.58	B	NHBC
1494 0206023		836	836 Barn End Road Warton	62	7 Burdett Road Warton Tamworth	Warwickshire	B79 0HX	North Warwickshire	House	End Terrace	2	736	29/07/2021	AR	No	Bellway				NHBC
1495 0206024		836	836 Barn End Road Warton	63	5 Burdett Road Warton Tamworth	Warwickshire	B79 0HX	North Warwickshire	House	Mid Terrace	2	736	29/07/2021	AR	No	Bellway				NHBC
1496 0206025		836	836 Barn End Road Warton	64	3 Burdett Road Warton Tamworth	Warwickshire	B79 0HX	North Warwickshire	House	End Terrace	2	736	29/07/2021	AR	No	Bellway				NHBC
1497 0206037		836	836 Barn End Road Warton	88	22 Red Marl Way Warton Tamworth	Warwickshire	B79 0HX	North Warwickshire	House	Semi detached	4	1205	30/09/2020	AR	No	Bellway	04/01/2021	184.62	B	NHBC
1498 0206038		836	836 Barn End Road Warton	89	20 Red Marl Way Warton Tamworth	Warwickshire	B79 0HX	North Warwickshire	House	Semi detached	4	1205	30/09/2020	AR	No	Bellway	26/11/2020	184.62	B	NHBC

Unit Count	Unit Reference (ID)	Site Reference Number	Site Name	Plot Number	Property address	Unit County	Unit Post Code	Local Authority	Unit Type	Unit Position	Number of Bedrooms	Area (sq ft)	Practical Completion Date	Tenure	Grant	Developer	Tenancy Start Date	Weekly Rent	EPC Rating	Warranty Cover
1499 0208900001		2089	Phase 1 & 2 Heathy Wood Coptho	6	13 Worsell Drive Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	Flat		1	539	26/11/2020	AR	No	St Modwen	11/06/2021	172.6	B	NHBC
1500 0208900002		2089	Phase 1 & 2 Heathy Wood Coptho	7	11 Worsell Drive Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	Flat		1	539	26/11/2020	AR	No	St Modwen			B	NHBC
1501 0208900003		2089	Phase 1 & 2 Heathy Wood Coptho	8	17 Worsell Drive Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	Flat		1	539	26/11/2020	AR	No	St Modwen			B	NHBC
1502 0208900004		2089	Phase 1 & 2 Heathy Wood Coptho	9	15 Worsell Drive Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	Flat		1	539	26/11/2020	AR	No	St Modwen			B	NHBC
1503 0208900005		2089	Phase 1 & 2 Heathy Wood Coptho	10	1 Langridge Way Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	Flat		1	577	26/11/2020	AR	No	St Modwen	28/05/2021	172.6	B	NHBC
1504 0208900006		2089	Phase 1 & 2 Heathy Wood Coptho	11	3 Langridge Way Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	House		2	857	16/11/2020	AR	No	St Modwen			B	NHBC
1505 0208900007		2089	Phase 1 & 2 Heathy Wood Coptho	12	5 Langridge Way Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	House		2	857	16/11/2020	AR	No	St Modwen			B	NHBC
1506 0208900008		2089	Phase 1 & 2 Heathy Wood Coptho	14	7 Langridge Way Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	House		2	857	16/11/2020	AR	No	St Modwen			B	NHBC
1507 0208900009		2089	Phase 1 & 2 Heathy Wood Coptho	15	9 Langridge Way Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	House		2	857	16/11/2020	AR	No	St Modwen			B	NHBC
1508 0208900079		2089	Phase 1 & 2 Heathy Wood Coptho	283	28 Payne Way Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	House		2	857	27/05/2021	AR	No	St Modwen				NHBC
1509 0208900080		2089	Phase 1 & 2 Heathy Wood Coptho	284	27 Payne Way Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	House		2	857	27/05/2021	AR	No	St Modwen				NHBC
1510 0208900081		2089	Phase 1 & 2 Heathy Wood Coptho	285	25 Payne Way Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	House		2	857	27/05/2021	AR	No	St Modwen				NHBC
1511 0208900082		2089	Phase 1 & 2 Heathy Wood Coptho	286	23 Payne Way Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	House		2	857	27/05/2021	AR	No	St Modwen				NHBC
1512 0208900083		2089	Phase 1 & 2 Heathy Wood Coptho	287	21 Payne Way Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	House		2	857	27/05/2021	AR	No	St Modwen				NHBC
1513 0208900084		2089	Phase 1 & 2 Heathy Wood Coptho	288	19 Payne Way Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	House		3	1008	27/05/2021	AR	No	St Modwen				NHBC
1514 0208900087		2089	Phase 1 & 2 Heathy Wood Coptho	296	11 Payne Way Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	Flat		1	539	30/11/2020	AR	No	St Modwen			B	NHBC
1515 0208900088		2089	Phase 1 & 2 Heathy Wood Coptho	297	9 Payne Way Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	Flat		1	539	30/11/2020	AR	No	St Modwen	04/06/2021	172.6	B	NHBC
1516 0208900089		2089	Phase 1 & 2 Heathy Wood Coptho	298	7 Payne Way Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	Flat		1	539	30/11/2020	AR	No	St Modwen			B	NHBC
1517 0208900090		2089	Phase 1 & 2 Heathy Wood Coptho	299	5 Payne Way Copthorne Crawley	West Sussex	RH10 3RX	Mid Sussex	Flat		1	539	30/11/2020	AR	No	St Modwen	23/06/2021	172.6	B	NHBC
1518 0211014		788B	788B P2B Park Prewett Basings	192	1 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	721	23/06/2021	AR	No	Barratt				NHBC
1519 0211015		788B	788B P2B Park Prewett Basings	193	2 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	635	23/06/2021	AR	No	Barratt				NHBC
1520 0211016		788B	788B P2B Park Prewett Basings	194	3 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	721	23/06/2021	AR	No	Barratt				NHBC
1521 0211017		788B	788B P2B Park Prewett Basings	195	4 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	635	23/06/2021	AR	No	Barratt				NHBC
1522 0211018		788B	788B P2B Park Prewett Basings	196	11 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	614	23/06/2021	AR	No	Barratt				NHBC
1523 0211019		788B	788B P2B Park Prewett Basings	197	12 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	614	23/06/2021	AR	No	Barratt				NHBC
1524 0211020		788B	788B P2B Park Prewett Basings	198	9 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	484	23/06/2021	AR	No	Barratt				NHBC
1525 0211021		788B	788B P2B Park Prewett Basings	199	10 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	484	23/06/2021	AR	No	Barratt				NHBC
1526 0211022		788B	788B P2B Park Prewett Basings	200	5 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	721	23/06/2021	AR	No	Barratt				NHBC
1527 0211023		788B	788B P2B Park Prewett Basings	201	6 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	635	23/06/2021	AR	No	Barratt				NHBC
1528 0211024		788B	788B P2B Park Prewett Basings	202	15 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	614	23/06/2021	AR	No	Barratt				NHBC
1529 0211025		788B	788B P2B Park Prewett Basings	203	16 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	614	23/06/2021	AR	No	Barratt				NHBC
1530 0211026		788B	788B P2B Park Prewett Basings	204	13 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	484	23/06/2021	AR	No	Barratt				NHBC
1531 0211027		788B	788B P2B Park Prewett Basings	205	14 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	484	23/06/2021	AR	No	Barratt				NHBC
1532 0211028		788B	788B P2B Park Prewett Basings	206	7 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	721	23/06/2021	AR	No	Barratt				NHBC
1533 0211029		788B	788B P2B Park Prewett Basings	207	8 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	635	23/06/2021	AR	No	Barratt				NHBC
1534 0211030		788B	788B P2B Park Prewett Basings	208	19 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	614	23/06/2021	AR	No	Barratt				NHBC
1535 0211031		788B	788B P2B Park Prewett Basings	209	20 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	2	614	23/06/2021	AR	No	Barratt				NHBC
1536 0211032		788B	788B P2B Park Prewett Basings	210	17 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	484	23/06/2021	AR	No	Barratt				NHBC
1537 0211033		788B	788B P2B Park Prewett Basings	211	18 Ampfield House Blackmoor Drive Basingstoke	Hampshire	RG24 9RG	Basingstoke and Deane	Flat	Part of Block of flats	1	484	23/06/2021	AR	No	Barratt				NHBC
1538 0269200004		2692	Woburn Sands	249	Flat 1 34 Block K Summerlin Drive Milton Keynes	Buckinghamshire	MK17 8EZ	Milton Keynes	Flat	Part of Block of flats	2	645	23/10/2020	AR	No	Taylor Wimpey	06/02/2021	175.38	B	NHBC
1539 0269200005		2692	Woburn Sands	250	Flat 2 34 Block K Summerlin Drive Milton Keynes	Buckinghamshire	MK17 8EZ	Milton Keynes	Flat	Part of Block of flats	2	672	23/10/2020	AR	No	Taylor Wimpey	09/01/2021	175.38	B	NHBC
1540 0269200006		2692	Woburn Sands	251	Flat 3 34 Block K Summerlin Drive Milton Keynes	Buckinghamshire	MK17 8EZ	Milton Keynes	Flat	Part of Block of flats	2	667	23/10/2020	AR	No	Taylor Wimpey	09/01/2021	175.38	B	NHBC
1541 0269200007		2692	Woburn Sands	252	Flat 4 34 Block K Summerlin Drive Milton Keynes	Buckinghamshire	MK17 8EZ	Milton Keynes	Flat	Part of Block of flats	2	672	23/10/2020	AR	No	Taylor Wimpey	23/01/2021	175.38	B	NHBC
1542 0269200008		2692	Woburn Sands	253	Flat 5 34 Block K Summerlin Drive Milton Keynes	Buckinghamshire	MK17 8EZ	Milton Keynes	Flat	Part of Block of flats	2	667	23/10/2020	AR	No	Taylor Wimpey	30/01/2021	175.38	B	NHBC
1543 0269200009		2692	Woburn Sands	256	Flat 1 26 Block J Summerlin Drive Milton Keynes	Buckinghamshire	MK17 8EZ	Milton Keynes	Flat	Part of Block of flats	1	515	16/12/2020	AR	No	Taylor Wimpey	04/03/2021	138.46	B	NHBC
1544 0269200010		2692	Woburn Sands	257	Flat 2 26 Block J Summerlin Drive Milton Keynes	Buckinghamshire	MK17 8EZ	Milton Keynes	Flat	Part of Block of flats	1	515	16/12/2020	AR	No	Taylor Wimpey	19/05/2021	143.08	B	NHBC
1545 0269200011		2692	Woburn Sands	258	Flat 3 26 Block J Summerlin Drive Milton Keynes	Buckinghamshire	MK17 8EZ	Milton Keynes	Flat	Part of Block of flats	1	515	16/12/2020	AR	No	Taylor Wimpey	27/02/2021	138.46	B	NHBC
1546 0269200012		2692	Woburn Sands	259	Flat 4 26 Block J Summerlin Drive Milton Keynes	Buckinghamshire	MK17 8EZ	Milton Keynes	Flat	Part of Block of flats	1	515	16/12/2020	AR	No	Taylor Wimpey	22/05/2021	143.08	B	NHBC
1547 0269200013		2692	Woburn Sands	260	Flat 1 20 Block A Summerlin Drive Milton Keynes	Buckinghamshire	MK17 8EZ	Milton Keynes	Flat	Part of Block of flats	1	515	16/12/2020	AR	No	Taylor Wimpey	21/04/2021	143.08	B	NHBC
1548 0269200014		2692	Woburn Sands	261	Flat 2 20 Block A Summerlin Drive Milton Keynes	Buckinghamshire	MK17 8EZ	Milton Keynes	Flat	Part of Block of flats	1	515	16/12/2020	AR	No	Taylor Wimpey	22/04/2021	143.08	B	NHBC
1549 0269200015		2692	Woburn Sands	262	Flat 3 20 Block A Summerlin Drive Milton Keynes	Buckinghamshire	MK17 8EZ	Milton Keynes	Flat	Part of Block of flats	1	515	16/12/2020	AR	No	Taylor Wimpey			B	NHBC
1550 0269200016		2692	Woburn Sands	263	Flat 4 20 Block A Summerlin Drive Milton Keynes	Buckinghamshire	MK17 8EZ	Milton Keynes	Flat	Part of Block of flats	1	515	16/12/2020	AR	No	Taylor Wimpey	22/05/2021	143.08	B	NHBC
1551 0269200017		2692	Woburn Sands	264	Flat 1 18 Block B2 Summerlin Drive Milton Keynes	Buckinghamshire	MK17 8EZ	Milton Keynes	Flat	Part of Block of flats	2	587	16/12/2020	AR	No	Taylor Wimpey	04/03/2021	166.15	B	NHBC
1552 0269200018		2692	Woburn Sands	265	Flat 2 18 Block B2 Summerlin Drive Milton Keynes	Buckinghamshire	MK17 8EZ	Milton Keynes	Flat	Part of Block of flats	2	587	16/12/2020	AR	No	Taylor Wimpey	06/02/2021	166.15	B	NHBC
1553 0269200019		2692	Woburn Sands	266	Flat 3 18 Block B2 Summerlin Drive Milton Keynes	Buckinghamshire	MK17 8EZ	Milton Keynes	Flat	Part of Block of flats	2	587	16/12/2020	AR	No	Taylor Wimpey	01/01/2050	170.77	B	NHBC
1554 0269200020		2692	Woburn Sands	267	Flat 4 18 Block B2 Summerlin Drive Milton Keynes	Buckinghamshire	MK17 8EZ	Milton Keynes	Flat	Part of Block of flats	2	587	16/12/2020	AR	No	Taylor Wimpey			B	NHBC
1555 0927D00040		927D	Aylesbury Village Phases 4.6 &	97	9 Mayfly Lane Broughton Aylesbury	Buckinghamshire	HP22 7AZ	Aylesbury Vale	House	Semi detached	3	913	12/05/2021	AR	No	Barratt Homes	25/06/2021	221.54	B	NHBC
1556 0927D00041		927D	Aylesbury Village Phases 4.6 &	100	11 Mayfly Lane Broughton Aylesbury	Buckinghamshire	HP22 7AZ	Aylesbury Vale	House	Semi detached	3	913	12/05/2021	AR	No	Barratt Homes	25/06/2021	221.54	B	NHBC
1557 0927d00042		927D	Aylesbury Village Phases 4.6 &	114	20 Restharrow Road Broughton Aylesbury	Buckinghamshire	HP22 7AZ	Aylesbury Vale	House	Semi detached	3	913	26/08/2021	AR	No	Barratt Homes				NHBC
1558 0927d00062		927D	Aylesbury Village Phases 4.6 &	78	8 Aragon Way Broughton Aylesbury	Buckinghamshire	HP22 7AZ	Aylesbury Vale	House	Semi detached	3	1055	12/05/2021	AR	No	Barratt Homes	12/07/2021	221.54	B	NHBC
1559 0927d00063		927D	Aylesbury Village Phases 4.6 &	79	6 Aragon Way Broughton Aylesbury	Buckinghamshire	HP22 7AZ	Aylesbury Vale	House	Semi detached	3	913	12/05/2021	AR	No	Barratt Homes	12/07/2021	221.54	B	NHBC
1560 1709AG00025		1709A	Stoneley Park Coppenhall Crewe	507	19 John Maddock Drive Crewe	Cheshire	CW1 4NG	Cheshire East	Flat		1	400	02/08/2021	AR	No	Taylor Wimpey				NHBC
1561 1709AG00044		1709A	Stoneley Park Coppenhall Crewe	648	15 John Maddock Drive Crewe	Cheshire	CW1 4NG	Cheshire East	Flat		1	548	15/07/2021	AR	No	Taylor Wimpey				NHBC
1562 1709AG00045		1709A	Stoneley Park Coppenhall Crewe	649	17 John Maddock Drive Crewe	Cheshire	CW1 4NG	Cheshire East	Flat		1	400	15/07/2021	AR	No	Taylor Wimpey				NHBC
1563 1709AG00046		1709A	Stoneley Park Coppenhall Crewe	650	18 John Maddock Drive Crewe	Cheshire	CW1 4NG	Cheshire East	Flat		1	548	15/07/2021	AR	No	Taylor Wimpey				NHBC
1564 1709AG00035		1709AG	Stoneley Park Coppenhall Crewe	625	Flat 1 53 Samuel Armstrong Way Crewe	Cheshire	CW1 4NG	Cheshire East	Flat		2	597	19/07/2021	AR	Yes	Taylor Wimpey				NHBC
1565 1709AG00036		1709AG	Stoneley Park Coppenhall Crewe	626	Flat 2 53 Samuel Armstrong Way Crewe	Cheshire	CW1 4NG	Cheshire East	Flat		2	578	19/07/2021	AR	Yes	Taylor Wimpey				NHBC
1566 1709AG00037		1709AG	Stoneley Park Coppenhall Crewe	627	Flat 3 53 Samuel Armstrong Way Crewe	Cheshire	CW1 4NG	Cheshire East	Flat		2	597	19/07/2021	AR	Yes	Taylor Wimpey				NHBC
1567 1709AG00038		1709AG	Stoneley Park Coppenhall Crewe	628	Flat 4 53 Samuel Armstrong Way Crewe	Cheshire	CW1 4NG	Cheshire East	Flat		2	597	19/07/2021	AR	Yes	Taylor Wimpey				NHBC
1568 1709AG00039		1709AG	Stoneley Park Coppenhall Crewe	629	Flat 5 53 Samuel Armstrong Way Crewe	Cheshire	CW1 4NG	Cheshire East	Flat		2	578	19/07/2021	AR	Yes	Taylor Wimpey				NHBC
1569 1709AG00040		1709AG	Stoneley Park Coppenhall Crewe	630	Flat 6 53 Samuel Armstrong Way Crewe	Cheshire	CW1 4NG	Cheshire East	Flat		2	597	19/07/2021	AR	Yes	Taylor Wimpey				NHBC
1570 1709AG00041		1709AG	Stoneley Park Coppenhall Crewe	631	Flat 7 53 Samuel Armstrong Way Crewe	Cheshire	CW1 4NG	Cheshire East	Flat		2	597	19/07/2021	AR	Yes	Taylor Wimpey				NHBC
1571 1709AG00042		1709AG	Stoneley Park Coppenhall Crewe	632	Flat 8 53 Samuel Armstrong Way Crewe	Cheshire	CW1 4NG	Cheshire East	Flat		2	578	19/07/2021	AR	Yes	Taylor Wimpey				NHBC
1572 1709AG00043		1709AG	Stoneley Park Coppenhall Crewe	633	Flat 9 53 Samuel Armstrong Way Crewe	Cheshire	CW1 4NG	Cheshire East	Flat		2	597	19/07/2021	AR	Yes	Taylor Wimpey				NHBC
1573 2060018		2060AG	Phase 7 Newton Leys	884	2 Zante Grove Newton Leys Milton Keynes	Buckinghamshire	MK3 5GG	Milton Keynes	House	Detached	4	1245	13/07/2021	AR	Yes	Taylor Wimpey				NHBC
1574 2060019		2060AG	Phase 7 Newton Leys	839	21 Denny Lane Newton Leys Milton Keynes	Buckinghamshire	MK3 5GG	Milton Keynes	House	Semi detached	4	1101	31/03/2021	AR	Yes	Taylor Wimpey			B	NHBC
1575 2060020		2060AG	Phase 7 Newton Leys	844	45 Melville Drive Newton Leys Milton Keynes	Buckinghamshire	MK3 5GG	Milton Keynes	House	Detached	4	1388	30/06/2021	AR	Yes	Taylor Wimpey				NHBC
1576 2060024		2060AG	Phase 7 Newton Leys	889	1 Zante Grove Newton Leys Milton Keynes	Buckinghamshire	MK3 5GG	Milton Keynes	House	Detached	4	1245	30/07/2021	AR	Yes	Taylor Wimpey				NHBC
1577 2060025		2060AG	Phase 7 Newton Leys	840	23 Denny Lane Newton Leys Milton Keynes	Buckinghamshire	MK3 5GG	Milton Keynes	House	Semi detached	4	1101	31/03/2021	AR	Yes	Taylor Wimpey			B	NHBC
1578 2060026		2060AG	Phase 7 Newton Leys	845	47 Melville Drive Newton Leys Milton Keynes	Buckinghamshire	MK3 5GG	Milton Keynes	House	Detached	4	1388	30/06/2021	AR	Yes	Taylor Wimpey				NHBC
1579 2060039		2060AG	Phase 7 Newton Leys	885	4 Zante Grove Newton Leys Milton Keynes	Buckinghamshire	MK3 5GG	Milton Keynes	House	Semi detached	4	1252	13/07/2021	AR	Yes	Taylor Wimpey				NHBC
1580 2060046		2060AG	Phase 7 Newton Leys	886	6 Zante Grove Newton Leys Milton Keynes	Buckinghamshire	MK3 5GG	Milton Keynes	House	Semi detached	4	1252	13/07/2021	AR	Yes	Taylor Wimpey				NHBC
1581 2060050		2060AG	Phase 7 Newton Leys	835	13 Denny Lane Newton Leys Milton Keynes	Buckinghamshire	MK3 5GG	Milton Keynes	House	Detached	5	1861	31/03/2021	AR	Yes	Taylor Wimpey	19/06/2021	299.18	B	NHBC
1582 2060051		2060AG	Phase 7 Newton Leys	846	49 Melville Drive Newton Leys Milton Keynes	Buckinghamshire	MK3 5GG	Milton Keynes	House	Detached	5	1861	11/08/2021	AR	Yes	Taylor Wimpey				NHBC
1583 2060070		2060AG	Phase 7 Newton Leys	882	10 Denny Lane Newton Leys Milton Keynes	Buckinghamshire	MK3 5GG	Milton Keynes	House	Semi detached	4	1101	25/06/2021	AR	Yes	Taylor Wimpey				NHBC
1584 2060075		2060AG	Phase 7 Newton Leys	883	12 Denny Lane Newton Leys Milton Keynes	Buckinghamshire	MK3 5GG	Milton Keynes	House	Semi detached	4	1101	25/06/2021	AR	Yes	Taylor Wimpey				NHBC
1585 2060079		2060AG	Phase 7 Newton Leys	890	14 Denny Lane Newton Leys Milton Keynes	Buckinghamshire	MK3 5GG	Milton Keynes	House	Semi detached	4	1101	30/07/2021	AR	Yes	Taylor Wimpey				NHBC
1586 2060080		2060AG	Phase 7 Newton Leys	891	16 Denny Lane Newton Leys Milton Keynes	Buckinghamshire	MK3 5GG	Milton Keynes	House	Semi detached	4	1101	30/07/2021	AR	Yes	Taylor Wimpey				NHBC
1587 2302001		2302G	Longhedge Village	411	12 McCudden Drive Longhedge Salisbury	Wiltshire	SP4 6SL	Wiltshire	House	Semi detached	3	936	21/08/2020	AR	Yes	Bovis Homes	23/10/2020	175.38	B	NHBC
1588 2310009		2310G	Davington Fields	10	Plot 10	Kent	ME13 7NT	Swale	Flat		2	672	24/06/2021	AR	Yes	Bovis Homes				NHBC
1589 2310010		2310G	Davington Fields	11	Plot 11	Kent	ME13 7NT	Swale	Flat		2	672	24/06/2021	AR	Yes	Bovis Homes				NHBC
1590 2310011		2310G	Davington Fields	12	Plot 12	Kent	ME13 7NT	Swale	Flat		2	672	24/06/2021	AR	Yes	Bovis Homes				NHBC
1591 2310012		2310G	Davington Fields	13	Plot 13	Kent	ME13 7NT	Swale	Flat		2	672	24/06/2021	AR	Yes	Bovis Homes				NHBC
1592 2310013		2310G	Davington Fields	14	Plot 14	Kent	ME13 7NT	Swale	Flat		2	672	24/06/2021	AR	Yes	Bovis Homes				NHBC
1593 2310014		2310G	Davington Fields	15	Plot 15	Kent	ME13 7NT	Swale	Flat		2	672	24/06/2021	AR	Yes	Bovis Homes				NHBC
1594 2325005		2350G	Hampton Water	67	10 Blithfield Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	Flat	Semi detached	1	474	28/05/2021	AR	Yes	Bovis Homes			B	NHBC
1595 2325006		2350G	Hampton Water	68	12 Blithfield Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	Flat	Semi detached	1	538	28/05/2021	AR	Yes	Bovis Homes			B	NHBC
1596 2325007		2350G	Hampton Water	69	14 Blithfield Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	Flat	Semi detached	1	474	28/05/2021	AR	Yes	Bovis Homes			B	NHBC
1597 2325008		2350G	Hampton Water	70	16 Blithfield Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	Flat	Semi detached	1	538	28/05/2021	AR	Yes	Bovis Homes			B	NHBC
1598 2325009		2350G	Hampton Water	71	18 Blithfield Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	House	End Terrace	2	679	28/05/2021	AR	Yes	Bovis Homes			B	NHBC
1599 2325010		2350G	Hampton Water	52	29 Greenfield Way Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	House	End Terrace	2	679	28/05/2021	AR	Yes	Bovis Homes			B	NHBC
1600 2325011		2350G	Hampton Water	53	27 Greenfield Way Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	Flat	Semi detached	2	635	28/05/2021	AR	Yes	Bovis Homes			B	NHBC
1601 2325012		2350G	Hampton Water	54	25 Greenfield Way Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	Flat	Semi detached	2	721	28/05/2021	AR	Yes	Bovis Homes			B	NHBC
1602 2325013		2350G	Hampton Water	55	23 Greenfield Way Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	Flat	Semi detached	2	635	28/05/2021	AR	Yes	Bovis Homes			B	NHBC
1603 2325014		2350G	Hampton Water	56	21 Greenfield Way Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	Flat	Semi detached	2	721	28/05/2021	AR	Yes	Bovis Homes			B	NHBC
1604 2325015		2350G	Hampton Water	27	48 Greenfield Way Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	Flat	Mid Terrace	2	710	13/11/2020	AR	Yes	Bovis Homes			B	NHBC
1605 2325016		2350G	Hampton Water	28	46 Greenfield Way Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	Flat	Mid Terrace	1	505	13/11/2020	AR	Yes	Bovis Homes	19/06/2021	110.47	B	NHBC

Unit Count	Unit Reference (ID)	Site Reference Number	Site Name	Plot Number	Property address	Unit County	Unit Post Code	Local Authority	Unit Type Unit Type	Unit Position	Number of Bedrooms	Area (sq ft)	Practical Completion Date	Tenure	Grant	Developer	Tenancy Start Date	Weekly Rent	EPC Rating	Warranty Cover
1606 2325017		2350G	Hampton Water	29	44 Greenfield Way Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	Flat	Mid Terrace	2	678	13/11/2020	AR	Yes	Bovis Homes			B	NHBC
1607 2325018		2350G	Hampton Water	30	42 Greenfield Way Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	Flat	Mid Terrace	2	678	13/11/2020	AR	Yes	Bovis Homes			B	NHBC
1608 2325019		2350G	Hampton Water	35	60 Greenfield Way Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	Flat	Mid Terrace	2	710	13/11/2020	AR	Yes	Bovis Homes	19/06/2021	135.69	B	NHBC
1609 2325020		2350G	Hampton Water	36	58 Greenfield Way Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	Flat	Mid Terrace	1	505	13/11/2020	AR	Yes	Bovis Homes			B	NHBC
1610 2325021		2350G	Hampton Water	31	56 Greenfield Way Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	Flat	Mid Terrace	2	710	13/11/2020	AR	Yes	Bovis Homes			B	NHBC
1611 2325022		2350G	Hampton Water	32	54 Greenfield Way Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	Flat	Mid Terrace	1	505	13/11/2020	AR	Yes	Bovis Homes			B	NHBC
1612 2325023		2350G	Hampton Water	33	52 Greenfield Way Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	Flat	Mid Terrace	2	678	13/11/2020	AR	Yes	Bovis Homes	19/06/2021	132	B	NHBC
1613 2325024		2350G	Hampton Water	34	50 Greenfield Way Hampton Peterborough	Cambridgeshire	PE7 8QN	Peterborough	Flat	Mid Terrace	2	678	13/11/2020	AR	Yes	Bovis Homes			B	NHBC
1614 634EG00007		634EG	Stonehouse Stroud (H21)	108	40 Rowbotham Way Great Oldbury Stonehouse	Gloucestershire	GL10 3RL	Stroud	House	End Terrace	3	884	31/03/2021	AR	Yes	Redrow	04/06/2021	161.54	B	NHBC
1615 634EG00008		634EG	Stonehouse Stroud (H21)	109	42 Rowbotham Way Great Oldbury Stonehouse	Gloucestershire	GL10 3RL	Stroud	House	Mid Terrace	2	741	31/03/2021	AR	Yes	Redrow	27/05/2021	138.08	B	NHBC
1616 634EG00009		634EG	Stonehouse Stroud (H21)	110	44 Rowbotham Way Great Oldbury Stonehouse	Gloucestershire	GL10 3RL	Stroud	House	Mid Terrace	2	741	31/03/2021	AR	Yes	Redrow	04/06/2021	138.08	B	NHBC
1617 634EG00010		634EG	Stonehouse Stroud (H21)	111	46 Rowbotham Way Great Oldbury Stonehouse	Gloucestershire	GL10 3RL	Stroud	House	End Terrace	3	884	31/03/2021	AR	Yes	Redrow	04/06/2021	161.54	B	NHBC
1618 634EG00015		634EG	Stonehouse Stroud (H21)	121	66 Rowbotham Way Great Oldbury Stonehouse	Gloucestershire	GL10 3RL	Stroud	House	Semi detached	3	925	28/06/2021	AR	Yes	Redrow				NHBC
1619 634EG00016		634EG	Stonehouse Stroud (H21)	122	68 Rowbotham Way Great Oldbury Stonehouse	Gloucestershire	GL10 3RL	Stroud	House	Semi detached	3	925	28/06/2021	AR	Yes	Redrow				NHBC
1620 000078200012		782	Higham Lane Nuneaton	34	68 Caesar Drive Nuneaton	Warwickshire	CV11 6BD	Nuneaton and Bedworth	Flat	Part of Multiple Unit House	1	550	13/07/2021	AR	No	Persimmon Homes			B	NHBC
1621 000078200013		782	Higham Lane Nuneaton	35	70 Caesar Drive Nuneaton	Warwickshire	CV11 6BD	Nuneaton and Bedworth	Flat	Part of Multiple Unit House	1	550	13/07/2021	AR	No	Persimmon Homes			B	NHBC
1622 000078200014		782	Higham Lane Nuneaton	36	72 Caesar Drive Nuneaton	Warwickshire	CV11 6BD	Nuneaton and Bedworth	Flat	Part of Multiple Unit House	1	550	13/07/2021	AR	No	Persimmon Homes			B	NHBC
1623 000078200015		782	Higham Lane Nuneaton	37	74 Caesar Drive Nuneaton	Warwickshire	CV11 6BD	Nuneaton and Bedworth	Flat	Part of Multiple Unit House	1	550	13/07/2021	AR	No	Persimmon Homes			B	NHBC
1624 000078200016		782	Higham Lane Nuneaton	61	39 Romulus Way Nuneaton	Warwickshire	CV11 6BD	Nuneaton and Bedworth	House	End Terrace	2	638	13/07/2021	AR	No	Persimmon Homes			B	NHBC
1625 000078200019		782	Higham Lane Nuneaton	76	52 Romulus Way Nuneaton	Warwickshire	CV11 6BD	Nuneaton and Bedworth	House	End Terrace	2	638	30/07/2021	AR	No	Persimmon Homes				NHBC
1626 000078200020		782	Higham Lane Nuneaton	77	50 Romulus Way Nuneaton	Warwickshire	CV11 6BD	Nuneaton and Bedworth	House	Mid Terrace	2	638	30/07/2021	AR	No	Persimmon Homes				NHBC
1627 000078200021		782	Higham Lane Nuneaton	78	48 Romulus Way Nuneaton	Warwickshire	CV11 6BD	Nuneaton and Bedworth	House	End Terrace	2	638	30/07/2021	AR	No	Persimmon Homes				NHBC
1628 0008800023		88	Foxlow Farm Buxton	82	15 Church Meadow Buxton	Derbyshire	SK17 9LE	High Peak	House	Semi detached	2	646	11/06/2021	AR	No	Keepmoat Homes				NHBC
1629 0008800024		88	Foxlow Farm Buxton	83	11 Church Meadow Buxton	Derbyshire	SK17 9LE	High Peak	House	Semi detached	2	646	11/06/2021	AR	No	Keepmoat Homes				NHBC
1630 000128800034		1288	Pendeford Mill Lane Bilbrook	14	29 Marshall Way Bilbrook Wolverhampton	Staffordshire	WV8 1JG	South Staffordshire	Flat	Part of Multiple Unit House	1	538	28/05/2021	SR	No	Bloor Homes			B	NHBC
1631 000128800037		1288	Pendeford Mill Lane Bilbrook	8	17 Marshall Way Bilbrook Wolverhampton	Staffordshire	WV8 1JG	South Staffordshire	House	Semi detached	2	627	17/05/2021	SR	No	Bloor Homes	18/06/2021	98.45	B	NHBC
1632 000128800038		1288	Pendeford Mill Lane Bilbrook	9	19 Marshall Way Bilbrook Wolverhampton	Staffordshire	WV8 1JG	South Staffordshire	House	Semi detached	2	627	17/05/2021	SR	No	Bloor Homes	18/06/2021	98.45	B	NHBC
1633 000128800039		1288	Pendeford Mill Lane Bilbrook	15	31 Marshall Way Bilbrook Wolverhampton	Staffordshire	WV8 1JG	South Staffordshire	Flat	Part of Multiple Unit House	1	647	28/05/2021	SR	No	Bloor Homes			B	NHBC
1634 000128800056		1288	Pendeford Mill Lane Bilbrook	22	45 Marshall Way Bilbrook Wolverhampton	Staffordshire	WV8 1JG	South Staffordshire	House	Mid Terrace	3	1001	30/06/2021	SR	No	Bloor Homes				NHBC
1635 000128800057		1288	Pendeford Mill Lane Bilbrook	23	47 Marshall Way Bilbrook Wolverhampton	Staffordshire	WV8 1JG	South Staffordshire	House	End Terrace	3	1001	30/06/2021	SR	No	Bloor Homes				NHBC
1636 000210900010		2109	Bowling Green Road, Stourbridg	41	Plot 41 Bowling Green Road, Stourbridge	West Midlands	DY8 3TW	Dudley	House	Semi detached	1	489	30/06/2021	AR	No		00/01/1900			PG
1637 000210900011		2109	Bowling Green Road, Stourbridg	42	Plot 42 Bowling Green Road, Stourbridge	West Midlands	DY8 3TW	Dudley	House	Semi detached	1	489	30/06/2021	AR	No		00/01/1900			PG
1638 000210900012		2109	Bowling Green Road, Stourbridg	43	Plot 43 Bowling Green Road, Stourbridge	West Midlands	DY8 3TW	Dudley	House	Semi detached	3	896	30/06/2021	AR	No		00/01/1900			PG
1639 000210900013		2109	Bowling Green Road, Stourbridg	44	Plot 44 Bowling Green Road, Stourbridge	West Midlands	DY8 3TW	Dudley	House	Semi detached	3	896	30/06/2021	AR	No		00/01/1900			PG
1640 000284500018		2845	Wakefield City Fields - Phases	11	4 Stables Court Wakefield	West Yorkshire	WF1 4AL	Wakefield	House	Detached	2	670	16/07/2021	SR	No	Miller				NHBC
1641 000284500032		2845	Wakefield City Fields - Phases	9	2 Stables Court Wakefield	West Yorkshire	WF1 4AL	Wakefield	House	Semi detached	3	740	16/07/2021	SR	No	Miller				NHBC
1642 000284500033		2845	Wakefield City Fields - Phases	10	3 Stables Court Wakefield	West Yorkshire	WF1 4AL	Wakefield	House	Semi detached	3	740	16/07/2021	SR	No	Miller				NHBC
1643 000312800055		3128	Sandholme Way, Howden	200	Plot 200 Land north of Sandholme Way, Howden, Goole	East Riding of Yorkshire	DN14 7AF	East Riding of Yorkshire	House	Semi detached	2	772	30/06/2021	AR	No		00/01/1900			NHBC
1644 000312800056		3128	Sandholme Way, Howden	201	Plot 201 Land north of Sandholme Way, Howden, Goole	East Riding of Yorkshire	DN14 7AF	East Riding of Yorkshire	House	Semi detached	2	772	30/06/2021	AR	No		00/01/1900			NHBC
1645 000327200001		3272	Skylarks Dunston Lane	108	23 Cumberland Drive Chesterfield	Derbyshire	S41 9RJ	Chesterfield	House	Semi detached	4	1085	19/04/2021	AR	No	William Davis	11/06/2021	166.85	B	NHBC
1646 000327200002		3272	Skylarks Dunston Lane	109	21 Cumberland Drive Chesterfield	Derbyshire	S41 9RJ	Chesterfield	House	Semi detached	4	1085	19/04/2021	AR	No	William Davis			B	NHBC
1647 002314G00016		2314G	Emmbrook Place	433	Flat 1 9 Block J Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	783	23/06/2021	AR	Yes	Bovis Homes			B	NHBC
1648 002314G00017		2314G	Emmbrook Place	434	Flat 3 9 Block J Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	785	23/06/2021	AR	Yes	Bovis Homes			B	NHBC
1649 002314G00018		2314G	Emmbrook Place	435	Flat 2 9 Block J Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	777	23/06/2021	AR	Yes	Bovis Homes			B	NHBC
1650 002314G00019		2314G	Emmbrook Place	436	Flat 4 9 Block J Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	783	23/06/2021	AR	Yes	Bovis Homes			B	NHBC
1651 002314G00020		2314G	Emmbrook Place	437	Flat 6 9 Block J Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	785	23/06/2021	AR	Yes	Bovis Homes			B	NHBC
1652 002314G00021		2314G	Emmbrook Place	438	Flat 5 9 Block J Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	777	23/06/2021	AR	Yes	Bovis Homes			B	NHBC
1653 002314G00022		2314G	Emmbrook Place	439	Flat 7 9 Block J Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	783	23/06/2021	AR	Yes	Bovis Homes			B	NHBC
1654 002314G00023		2314G	Emmbrook Place	440	Flat 9 9 Block J Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	785	23/06/2021	AR	Yes	Bovis Homes			B	NHBC
1655 002314G00024		2314G	Emmbrook Place	441	Flat 8 9 Block J Queens Road Wokingham	Berkshire	RG41 1AE	Wokingham	Flat		2	777	23/06/2021	AR	Yes	Bovis Homes			B	NHBC
1656 0025045		200C	200C Gilden Way	240	44 Bird Cherry Lane Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	508	23/04/2021	AR	No	PERSIMMONS				NHBC
1657 0025046		200C	200C Gilden Way	241	48 Bird Cherry Lane Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	508	23/04/2021	AR	No	PERSIMMONS				NHBC
1658 0025047		200C	200C Gilden Way	242	46 Bird Cherry Lane Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		2	692	23/04/2021	AR	No	PERSIMMONS				NHBC
1659 0025048		200C	200C Gilden Way	243	50 Bird Cherry Lane Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		2	692	23/04/2021	AR	No	PERSIMMONS				NHBC
1660 0025049		200C	200C Gilden Way	244	52 Bird Cherry Lane Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		2	692	23/04/2021	AR	No	PERSIMMONS	01/01/2050	193.85		NHBC
1661 0025050		200C	200C Gilden Way	245	28 Old Oak Way Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	508	23/04/2021	AR	No	PERSIMMONS				NHBC
1662 0025051		200C	200C Gilden Way	246	32 Old Oak Way Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	508	23/04/2021	AR	No	PERSIMMONS	01/01/2050	156.92		NHBC
1663 0025052		200C	200C Gilden Way	247	36 Old Oak Way Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	508	23/04/2021	AR	No	PERSIMMONS	01/01/2050	156.92		NHBC
1664 0025053		200C	200C Gilden Way	248	26 Old Oak Way Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	508	23/04/2021	AR	No	PERSIMMONS				NHBC
1665 0025054		200C	200C Gilden Way	249	30 Old Oak Way Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	508	23/04/2021	AR	No	PERSIMMONS	01/01/2050	156.92		NHBC
1666 0025055		200C	200C Gilden Way	250	34 Old Oak Way Gilden Way Harlow	Essex	CM17 0JA	Harlow	Flat		1	508	23/04/2021	AR	No	PERSIMMONS				NHBC
1667 0025056		200C	200C Gilden Way	251	38 Old Oak Way Gilden Way Harlow	Essex	CM17 0JA	Harlow	House	Semi detached	3	932	21/04/2021	AR	No	PERSIMMONS	21/05/2021	258.46		NHBC
1668 0025057		200C	200C Gilden Way	252	40 Old Oak Way Gilden Way Harlow	Essex	CM17 0JA	Harlow	House	Semi detached	3	932	21/04/2021	AR	No	PERSIMMONS	21/05/2021	258.46		NHBC
1669 0025058		200C	200C Gilden Way	253	42 Old Oak Way Gilden Way Harlow	Essex	CM17 0JA	Harlow	House	Semi detached	3	932	21/04/2021	AR	No	PERSIMMONS	21/05/2021	258.46		NHBC
1670 0025059		200C	200C Gilden Way	254	44 Old Oak Way Gilden Way Harlow	Essex	CM17 0JA	Harlow	House	Semi detached	3	932	21/04/2021	AR	No	PERSIMMONS	21/05/2021	258.46		NHBC
1671 0034051		362	362 Higher Standen Clitheroe	153S	20 Pendleton Avenue Clitheroe	Lancashire	BB7 2QF	Ribble Valley	House	Semi detached	3	753	29/04/2021	AR	No	TAYLOR WIMPEY			B	NHBC
1672 0034052		362	362 Higher Standen Clitheroe	154S	22 Pendleton Avenue Clitheroe	Lancashire	BB7 2QF	Ribble Valley	House	Semi detached	3	753	29/04/2021	AR	No	TAYLOR WIMPEY			B	NHBC
1673 0034053		362	362 Higher Standen Clitheroe	155S	24 Pendleton Avenue Clitheroe	Lancashire	BB7 2QF	Ribble Valley	House	Semi detached	3	753	29/04/2021	AR	No	TAYLOR WIMPEY			B	NHBC
1674 0034062		362	362 Higher Standen Clitheroe	183E	9 Cottage Close Clitheroe	Lancashire	BB7 2QF	Ribble Valley	House	End Terrace	2	603	02/07/2021	AR	No	TAYLOR WIMPEY			B	NHBC
1675 0034063		362	362 Higher Standen Clitheroe	184M	7 Cottage Close Clitheroe	Lancashire	BB7 2QF	Ribble Valley	House	Mid Terrace	2	603	02/07/2021	AR	No	TAYLOR WIMPEY			B	NHBC
1676 0034064		362	362 Higher Standen Clitheroe	185M	5 Cottage Close Clitheroe	Lancashire	BB7 2QF	Ribble Valley	House	Mid Terrace	2	603	02/07/2021	AR	No	TAYLOR WIMPEY			B	NHBC
1677 0034065		362	362 Higher Standen Clitheroe	186E	3 Cottage Close Clitheroe	Lancashire	BB7 2QF	Ribble Valley	House	End Terrace	2	603	02/07/2021	AR	No	TAYLOR WIMPEY			B	NHBC
1678 0037040		105	105 Waterloo Road	106	4 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	Mid Terrace	3	910	30/04/2021	SR	No	MILLER HOMES	11/06/2021	124.42	B	NHBC
1679 0037041		105	105 Waterloo Road	107	6 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	End Terrace	3	910	30/04/2021	SR	No	MILLER HOMES	04/06/2021	125.61	B	NHBC
1680 0037055		105	105 Waterloo Road	110	12 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	End Terrace	2	775	18/06/2021	SR	No	MILLER HOMES			B	NHBC
1681 0037056		105	105 Waterloo Road	111	14 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	Mid Terrace	2	775	18/06/2021	SR	No	MILLER HOMES			B	NHBC
1682 0037058		105	105 Waterloo Road	112	16 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	End Terrace	2	775	18/06/2021	SR	No	MILLER HOMES			B	NHBC
1683 0037061		105	105 Waterloo Road	118	28 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	Mid Terrace	3	910	23/07/2021	SR	No	MILLER HOMES				NHBC
1684 0037062		105	105 Waterloo Road	119	30 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	End Terrace	3	910	23/07/2021	SR	No	MILLER HOMES				NHBC
1685 0037065		105	105 Waterloo Road	122	36 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	End Terrace	3	910	23/07/2021	SR	No	MILLER HOMES				NHBC
1686 0037066		105	105 Waterloo Road	123	38 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	Mid Terrace	3	910	23/07/2021	SR	No	MILLER HOMES				NHBC
1687 0037067		105	105 Waterloo Road	124	40 Laxton Way Alcester	Warwickshire	B50 4JH	Stratford-on-Avon	House	End Terrace	3	910	23/07/2021	SR	No	MILLER HOMES				NHBC
1688 0049049		670	670 Chellaston Phase 2	393	10 Portland Lane Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	End Terrace	3	830	19/04/2021	SR	No	PERSIMMONS	15/06/2021	108.78	B	NHBC
1689 0049050		670	670 Chellaston Phase 2	394	12 Portland Lane Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	Mid Terrace	3	830	19/04/2021	SR	No	PERSIMMONS			B	NHBC
1690 0049051		670	670 Chellaston Phase 2	395	14 Portland Lane Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	End Terrace	3	830	19/04/2021	SR	No	PERSIMMONS			B	NHBC
1691 0049055		670	670 Chellaston Phase 2	396	16 Portland Lane Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	End Terrace	2	700	19/04/2021	SR	No	PERSIMMONS			B	NHBC
1692 0049056		670	670 Chellaston Phase 2	397	18 Portland Lane Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	Mid Terrace	2	700	19/04/2021	SR	No	PERSIMMONS			B	NHBC
1693 0049057		670	670 Chellaston Phase 2	398	20 Portland Lane Chellaston Derby	Derbyshire	DE73 6WS	South Derbyshire	House	End Terrace	2	700	19/04/2021	SR	No	PERSIMMONS	29/06/2021	98.53	B	NHBC
1694 0054004		131	131 Coton Lane	75	54 Lillingstone Avenue Tamworth	Staffordshire	B79 8NR	Tamworth	House	End Terrace	2	638	07/04/2021	AR	No	PERSIMMONS	27/05/2021	126.58	B	NHBC
1695 0054005		131	131 Coton Lane	76	52 Lillingstone Avenue Tamworth	Staffordshire	B79 8NR	Tamworth	House	Mid Terrace	2	638	07/04/2021	AR	No	PERSIMMONS	24/05/2021	126.58	B	NHBC
1696 0054006		131	131 Coton Lane	77	50 Lillingstone Avenue Tamworth	Staffordshire	B79 8NR	Tamworth	House	Mid Terrace	2	638	07/04/2021	AR	No	PERSIMMONS	27/05/2021	126.58	B	NHBC
1697 0054007		131	131 Coton Lane	78	48 Lillingstone Avenue Tamworth	Staffordshire	B79 8NR	Tamworth	House	Mid Terrace	2	638	07/04/2021	AR	No	PERSIMMONS	24/05/2021	126.58	B	NHBC
1698 0054008		131	131 Coton Lane	79	46 Lillingstone Avenue Tamworth	Staffordshire	B79 8NR	Tamworth	House	End Terrace	2	638	07/04/2021	AR	No	PERSIMMONS	27/05/2021	126.58	B	NHBC
1699 0061014		685	685 Ram Gorse Harlow	57	8 Bracewell Place Harlow	Essex	CM20 2HP	Harlow	House		3	905	21/04/2021	AR	No	KIER LIVING LIMITED	21/05/2021	249.23		NHBC
1700 0061015		685	685 Ram Gorse Harlow	58	9 Bracewell Place Harlow	Essex	CM20 2HP	Harlow	House		4	1040	21/04/2021	AR	No	KIER LIVING LIMITED	07/05/2021	295.38		NHBC
1701 0061034		685	685 Ram Gorse Harlow	92	25 Locke Close Harlow	Essex	CM20 2HP	Harlow	House		4	1040	21/04/2021	AR	No	KIER LIVING LIMITED	25/05/2021	295.38		NHBC
1702 0061035		685	685 Ram Gorse Harlow	93	26 Locke Close Harlow	Essex	CM20 2HP	Harlow	House		4	1040	21/04/2021	AR	No	KIER LIVING LIMITED	25/05/2021	295.38		NHBC
1703 0071053		101	101 HARROWDEN GREEN	216	3 Sheepcote Edge Houghton Conquest Bedford	Bedfordshire	MK44 3ST	Bedford	House	Semi detached	2	766	30/04/2021	AR	No	Abbey Developments	09/06/2021	165.23	B	NHBC
1704 0071054		101	101 HARROWDEN GREEN	217	1 Sheepcote Edge Houghton Conquest Bedford	Bedfordshire	MK44 3ST	Bedford	House	Semi detached	2	766	30/04/2021	AR	No	Abbey Developments	05/06/2021	165.23	B	NHBC
1705 0083010		231	231 MAGNA ROAD POOLE	69	Flat 1 29 Provence Drive Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	584	29/04/2021	AR	No	BARRATT HOMES				NHBC
1706 0083011		231	231 MAGNA ROAD POOLE	70	Flat 2 29 Provence Drive Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	676	29/04/2021	AR	No	BARRATT HOMES				NHBC
1707 0083012		231	231 MAGNA ROAD POOLE	71	Flat 3 29 Provence Drive Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	584	29/04/2021	AR	No	BARRATT HOMES				NHBC
1708 0083013		231	231 MAGNA ROAD POOLE	72	Flat 4 29 Provence Drive Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	676	29/04/2021	AR	No	BARRATT HOMES				NHBC
1709 0083014		231	231 MAGNA ROAD POOLE	73	Flat 5 29 Provence Drive Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	584	29/04/2021	AR	No	BARRATT HOMES				NHBC
1710 0083015		231	231 MAGNA ROAD POOLE	74	Flat 6 29 Provence Drive Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	676	29/04/2021	AR	No	BARRATT HOMES				NHBC
1711 0083016		231	231 MAGNA ROAD POOLE	75	50 Becket Crescent Bearwood Bournemouth	Dorset	BH11 9NP	Poole	Flat		2	704	29/04/2021	AR	No	BARRATT HOMES				NHBC
1712 0083017		231	231 MAGNA ROAD POOLE	101	18 Isabella Street Bearwood Bournemouth	Dorset	BH11 9NP	Poole	House	Semi detached	3	787	29/04/2021	AR	No	BARRATT HOMES				NHBC

Unit Count	Unit Reference (ID)	Site Reference Number	Site Name	Plot Number	Property address	Unit County	Unit Post Code	Local Authority	Unit Type	Unit Position	Number of Bedrooms	Area (sq ft)	Practical Completion Date	Tenure	Grant	Developer	Tenancy Start Date	Weekly Rent	EPC Rating	Warranty Cover
1713 0083018		231	231 MAGNA ROAD POOLE	102	16 Isabella Street Bearwood Bournemouth	Dorset	BH11 9NP	Poole	House	Semi detached	3	787	29/04/2021	AR	No	BARRATT HOMES				NHBC
1714 0085028		295	295 EAGLE FARM	164-B1	1 Farr Meadow Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	614	29/04/2021	AR	No	BARRATT HOMES				NHBC
1715 0085029		295	295 EAGLE FARM	165-B1	2 Farr Meadow Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	614	29/04/2021	AR	No	BARRATT HOMES				NHBC
1716 0085030		295	295 EAGLE FARM	166-B1	3 Farr Meadow Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	614	29/04/2021	AR	No	BARRATT HOMES				NHBC
1717 0085031		295	295 EAGLE FARM	167-B1	4 Farr Meadow Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	614	29/04/2021	AR	No	BARRATT HOMES				NHBC
1718 0085032		295	295 EAGLE FARM	168-B1	5 Farr Meadow Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	614	29/04/2021	AR	No	BARRATT HOMES				NHBC
1719 0085033		295	295 EAGLE FARM	169-B1	6 Farr Meadow Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	614	29/04/2021	AR	No	BARRATT HOMES				NHBC
1720 0085034		295	295 EAGLE FARM	170-B1	1 Farr Meadow Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	614	30/04/2021	AR	No	BARRATT HOMES				NHBC
1721 0085035		295	295 EAGLE FARM	171-B1	2 Farr Meadow Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	614	30/04/2021	AR	No	BARRATT HOMES				NHBC
1722 0085036		295	295 EAGLE FARM	172-B1	3 Farr Meadow Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	614	30/04/2021	AR	No	BARRATT HOMES				NHBC
1723 0085037		295	295 EAGLE FARM	173-B1	4 Farr Meadow Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	614	30/04/2021	AR	No	BARRATT HOMES				NHBC
1724 0085038		295	295 EAGLE FARM	174-B1	5 Farr Meadow Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	614	30/04/2021	AR	No	BARRATT HOMES				NHBC
1725 0085039		295	295 EAGLE FARM	175-B1	6 Farr Meadow Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat		2	614	30/04/2021	AR	No	BARRATT HOMES				NHBC
1726 0085100		295	295 EAGLE FARM	138-D1	8 Morton Road Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	Flat	Detached	2	704	29/04/2021	AR	No	BARRATT HOMES				NHBC
1727 0085101		295	295 EAGLE FARM	139-D1	10 Morton Road Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	House	Semi detached	4	1104	29/04/2021	AR	No	BARRATT HOMES				NHBC
1728 0085102		295	295 EAGLE FARM	140-D1	12 Morton Road Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	House	Semi detached	4	1104	29/04/2021	AR	No	BARRATT HOMES				NHBC
1729 0085105		295	295 EAGLE FARM	143-D1	18 Morton Road Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	House	Semi detached	4	1104	29/04/2021	AR	No	BARRATT HOMES				NHBC
1730 0085106		295	295 EAGLE FARM	144-D1	20 Morton Road Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	House	Semi detached	4	1104	29/04/2021	AR	No	BARRATT HOMES				NHBC
1731 0085107		295	295 EAGLE FARM	142-D1	16 Morton Road Wavendon Milton Keynes	Bedfordshire	MK17 8AX	Central Bedfordshire	House	Semi detached	2	750	29/04/2021	AR	No	BARRATT HOMES				NHBC
1732 0106700003		1067	Stortford Road Standon	20	20 Hawken Close Standon Ware	Hertfordshire	SG11 1NA	East Hertfordshire	Flat		1	516	21/07/2021	AR	No	Stonebond Properties				PG
1733 0106700004		1067	Stortford Road Standon	21	21 Hawken Close Standon Ware	Hertfordshire	SG11 1NA	East Hertfordshire	Flat		1	571	21/07/2021	AR	No	Stonebond Properties				PG
1734 0106700005		1067	Stortford Road Standon	22	22 Hawken Close Standon Ware	Hertfordshire	SG11 1NA	East Hertfordshire	Flat		1	516	21/07/2021	AR	No	Stonebond Properties				PG
1735 0106700006		1067	Stortford Road Standon	23	23 Hawken Close Standon Ware	Hertfordshire	SG11 1NA	East Hertfordshire	Flat		1	571	21/07/2021	AR	No	Stonebond Properties				PG
1736 0122031		921	921 FORMER PONTINS HOLIDAY CAM	147	93 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	739	11/06/2021	SR	No	PERSIMMONS			B	LABC
1737 0122032		921	921 FORMER PONTINS HOLIDAY CAM	148	95 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Mid Terrace	3	739	11/06/2021	SR	No	PERSIMMONS			B	LABC
1738 0122033		921	921 FORMER PONTINS HOLIDAY CAM	149	97 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	739	11/06/2021	SR	No	PERSIMMONS			B	LABC
1739 0122034		921	921 FORMER PONTINS HOLIDAY CAM	150	99 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	761	06/05/2021	SR	No	PERSIMMONS			B	LABC
1740 0122035		921	921 FORMER PONTINS HOLIDAY CAM	151	101 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Mid Terrace	3	761	06/05/2021	SR	No	PERSIMMONS			B	LABC
1741 0122036		921	921 FORMER PONTINS HOLIDAY CAM	152	103 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	End Terrace	3	761	06/05/2021	SR	No	PERSIMMONS			B	LABC
1742 0122037		921	921 FORMER PONTINS HOLIDAY CAM	153	105 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Semi detached	3	870	06/05/2021	SR	No	PERSIMMONS			B	LABC
1743 0122038		921	921 FORMER PONTINS HOLIDAY CAM	154	107 Stubblefield Drive Lytham St. Annes	Lancashire	FY8 2SU	Fylde	House	Semi detached	3	870	06/05/2021	SR	No	PERSIMMONS			B	LABC
1744 0134052		368	368 Heathfield Nook Road Buxto	167	2 Hopton Wood Way Buxton	Derbyshire	SK17 9HT	High Peak	House	End Terrace	2	721	25/06/2021	AR	No	Barratt Homes			B	NHBC
1745 0134053		368	368 Heathfield Nook Road Buxto	168	4 Hopton Wood Way Buxton	Derbyshire	SK17 9HT	High Peak	House	Mid Terrace	2	721	25/06/2021	AR	No	Barratt Homes			B	NHBC
1746 0134054		368	368 Heathfield Nook Road Buxto	169	6 Hopton Wood Way Buxton	Derbyshire	SK17 9HT	High Peak	House	Mid Terrace	2	721	25/06/2021	AR	No	Barratt Homes			B	NHBC
1747 0134055		368	368 Heathfield Nook Road Buxto	170	8 Hopton Wood Way Buxton	Derbyshire	SK17 9HT	High Peak	House	End Terrace	2	721	25/06/2021	AR	No	Barratt Homes			B	NHBC
1748 0149034		920A	920A Apsley Quay Frogmore He	88	1 Lancaster House Frogmore Road Hemel Hempstead	Hertfordshire	HP3 9RW	Dacorum	Flat		3	986	30/04/2021	AR	No	Bellway				NHBC
1749 0149035		920A	920A Apsley Quay Frogmore He	89	2 Lancaster House Frogmore Road Hemel Hempstead	Hertfordshire	HP3 9RW	Dacorum	Flat		1	554	30/04/2021	AR	No	Bellway				NHBC
1750 0149036		920A	920A Apsley Quay Frogmore He	90	3 Lancaster House Frogmore Road Hemel Hempstead	Hertfordshire	HP3 9RW	Dacorum	Flat		1	544	30/04/2021	AR	No	Bellway				NHBC
1751 0149037		920A	920A Apsley Quay Frogmore He	91	4 Lancaster House Frogmore Road Hemel Hempstead	Hertfordshire	HP3 9RW	Dacorum	Flat		1	544	30/04/2021	AR	No	Bellway				NHBC
1752 0149038		920A	920A Apsley Quay Frogmore He	92	5 Lancaster House Frogmore Road Hemel Hempstead	Hertfordshire	HP3 9RW	Dacorum	Flat		1	545	30/04/2021	AR	No	Bellway				NHBC
1753 0150058		595	595 Rookery Farm	238	22 Massey Way Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	House	Mid Terrace	2	839	27/04/2021	AR	No	BARRATT HOMES	28/05/2021	203.08		NHBC
1754 0150059		595	595 Rookery Farm	239	20 Massey Way Haywards Heath	West Sussex	RH16 4RW	Mid Sussex	House	End Terrace	2	839	27/04/2021	AR	No	BARRATT HOMES	25/05/2021	203.08		NHBC
1755 0159016		1013	1013 Charity Farm Uppingham	70	13 Harcourt Grove Bushby Leicester	Leicestershire	LE7 9RR	Harborough	House	Semi detached	2	733	30/04/2021	AR	No	BLOOR HOMES	01/01/2050	129.23	B	NHBC
1756 0159017		1013	1013 Charity Farm Uppingham	71	11 Harcourt Grove Bushby Leicester	Leicestershire	LE7 9RR	Harborough	House	Semi detached	2	733	30/04/2021	AR	No	BLOOR HOMES	09/06/2021	129.23	B	NHBC
1757 0173900027		1739	Norwich Road Swaffham	153	Plot 153 Norwich Road| Swaffham	Norfolk	PE37 8HQ	Breckland	House	End Terrace	2	761	01/04/2021	AR	No	Persimmon				NHBC
1758 0173900028		1739	Norwich Road Swaffham	154	Plot 154 Norwich Road| Swaffham	Norfolk	PE37 8HQ	Breckland	House	Mid Terrace	2	761	01/04/2021	AR	No	Persimmon	01/01/2050	132.33		NHBC
1759 0173900029		1739	Norwich Road Swaffham	155	Plot 155 Norwich Road| Swaffham	Norfolk	PE37 8HQ	Breckland	House	End Terrace	2	761	01/04/2021	AR	No	Persimmon				NHBC
1760 0213001		1771	Silver Street| Reading	61	Flat 68 2 Silver Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		1	553	23/04/2021	AR	No	Thomas Homes				PG
1761 0213002		1771	Silver Street| Reading	60	Flat 67 2 Silver Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		2	673	23/04/2021	AR	No	Thomas Homes				PG
1762 0213003		1771	Silver Street| Reading	62	Flat 69 2 Silver Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		1	553	23/04/2021	AR	No	Thomas Homes	29/06/2021	182.96		PG
1763 0213004		1771	Silver Street| Reading	59	Flat 66 2 Silver Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		2	660	23/04/2021	AR	No	Thomas Homes	29/06/2021	218.63		PG
1764 0213005		1771	Silver Street| Reading	58	Flat 65 2 Silver Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		2	660	23/04/2021	AR	No	Thomas Homes				PG
1765 0213006		1771	Silver Street| Reading	57	Flat 64 2 Silver Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		1	553	23/04/2021	AR	No	Thomas Homes	29/06/2021	182.96		PG
1766 0213007		1771	Silver Street| Reading	67	Flat 74 2 Silver Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		1	550	23/04/2021	AR	No	Thomas Homes			B	PG
1767 0213008		1771	Silver Street| Reading	66	Flat 73 2 Silver Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		2	673	23/04/2021	AR	No	Thomas Homes	29/06/2021	218.63	B	PG
1768 0213009		1771	Silver Street| Reading	68	Flat 75 2 Silver Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		1	550	23/04/2021	AR	No	Thomas Homes			B	PG
1769 0213010		1771	Silver Street| Reading	65	Flat 72 2 Silver Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		2	660	23/04/2021	AR	No	Thomas Homes	29/06/2021	218.63	B	PG
1770 0213011		1771	Silver Street| Reading	64	Flat 71 2 Silver Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		2	660	23/04/2021	AR	No	Thomas Homes				PG
1771 0213012		1771	Silver Street| Reading	63	Flat 70 2 Silver Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		1	553	23/04/2021	AR	No	Thomas Homes			B	PG
1772 0213013		1771	Silver Street| Reading	73	Flat 80 2 Silver Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		1	550	23/04/2021	AR	No	Thomas Homes			B	PG
1773 0213014		1771	Silver Street| Reading	72	Flat 79 2 Silver Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		2	673	23/04/2021	AR	No	Thomas Homes			B	PG
1774 0213015		1771	Silver Street| Reading	74	Flat 81 2 Silver Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		1	550	23/04/2021	AR	No	Thomas Homes			B	PG
1775 0213016		1771	Silver Street| Reading	71	Flat 78 2 Silver Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		2	660	23/04/2021	AR	No	Thomas Homes	01/01/2050	218.63	B	PG
1776 0213017		1771	Silver Street| Reading	70	Flat 77 2 Silver Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		2	660	23/04/2021	AR	No	Thomas Homes			B	PG
1777 0213018		1771	Silver Street| Reading	69	Flat 76 2 Silver Street Reading	Buckinghamshire	RG1 2SE	Reading	Flat		1	550	23/04/2021	AR	No	Thomas Homes			B	PG
1778 0184050		180	180 Chapel Lane	260	15 Kettleband Close Bingham Nottingham	Nottinghamshire	NG13 8HP	Rushcliffe	Flat	Part of Multiple Unit House	1	497	29/04/2021	SR	No	Barratt Homes			B	NHBC
1779 0184051		180	180 Chapel Lane	261	12 Squires Grove Bingham Nottingham	Nottinghamshire	NG13 8HP	Rushcliffe	Flat	Part of Multiple Unit House	1	630	29/04/2021	SR	No	Barratt Homes			B	NHBC
1780 0184056		180	180 Chapel Lane	296	11 Squires Grove Bingham Nottingham	Nottinghamshire	NG13 8HP	Rushcliffe	Flat	Part of Multiple Unit House	1	497	29/04/2021	AR	No	Barratt Homes	14/06/2021	96.92	B	NHBC
1781 0184057		180	180 Chapel Lane	297	9 Squires Grove Bingham Nottingham	Nottinghamshire	NG13 8HP	Rushcliffe	Flat	Part of Multiple Unit House	1	630	29/04/2021	AR	No	Barratt Homes			B	NHBC
1782 0200040		991	991 Gipping Mill Great Blaken	102	11 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	Flat		1	624	08/07/2021	AR	No	Persimmon				PG
1783 0200041		991	991 Gipping Mill Great Blaken	103	15 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	Flat		1	603	08/07/2021	AR	No	Persimmon				PG
1784 0200042		991	991 Gipping Mill Great Blaken	104	17 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	Flat		1	624	08/07/2021	AR	No	Persimmon				PG
1785 0200043		991	991 Gipping Mill Great Blaken	105	19 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	Flat		1	624	08/07/2021	AR	No	Persimmon				PG
1786 0200044		991	991 Gipping Mill Great Blaken	106	21 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	Flat		1	624	08/07/2021	AR	No	Persimmon				PG
1787 0200045		991	991 Gipping Mill Great Blaken	107	23 Meadow Drive Great Blakenham Ipswich	Suffolk	IP6 0LU	Mid Suffolk	Flat		1	624	08/07/2021	AR	No	Persimmon				PG
1788 0927d00058		927D	Aylesbury Village Phases 4.6 &	74	16 Aragon Way Broughton Aylesbury	Buckinghamshire	HP22 7AZ	Aylesbury Vale	House	End Terrace	2	750	17/06/2021	AR	No	Barratt Homes			B	NHBC
1789 0927d00059		927D	Aylesbury Village Phases 4.6 &	75	14 Aragon Way Broughton Aylesbury	Buckinghamshire	HP22 7AZ	Aylesbury Vale	House	Mid Terrace	2	750	17/06/2021	AR	No	Barratt Homes			B	NHBC
1790 0927d00060		927D	Aylesbury Village Phases 4.6 &	76	12 Aragon Way Broughton Aylesbury	Buckinghamshire	HP22 7AZ	Aylesbury Vale	House	Mid Terrace	2	750	17/06/2021	AR	No	Barratt Homes			B	NHBC
1791 0927d00061		927D	Aylesbury Village Phases 4.6 &	77	10 Aragon Way Broughton Aylesbury	Buckinghamshire	HP22 7AZ	Aylesbury Vale	House	End Terrace	2	750	17/06/2021	AR	No	Barratt Homes			B	NHBC
1792 0927d00064		927D	Aylesbury Village Phases 4.6 &	90	35 Aragon Way Broughton Aylesbury	Buckinghamshire	HP22 7AZ	Aylesbury Vale	House	Semi detached	4	1418	22/07/2021	AR	No	Barratt Homes				NHBC
1793 0927d00065		927D	Aylesbury Village Phases 4.6 &	91	37 Aragon Way Broughton Aylesbury	Buckinghamshire	HP22 7AZ	Aylesbury Vale	House	Semi detached	4	1418	22/07/2021	AR	No	Barratt Homes				NHBC
1794 0927d00066		927D	Aylesbury Village Phases 4.6 &	93	41 Aragon Way Broughton Aylesbury	Buckinghamshire	HP22 7AZ	Aylesbury Vale	House	Mid Terrace	3	913	22/07/2021	AR	No	Barratt Homes				NHBC
1795 0927d00067		927D	Aylesbury Village Phases 4.6 &	94	43 Aragon Way Broughton Aylesbury	Buckinghamshire	HP22 7AZ	Aylesbury Vale	House	Mid Terrace	2	750	22/07/2021	AR	No	Barratt Homes				NHBC
1796 0927d00068		927D	Aylesbury Village Phases 4.6 &	95	45 Aragon Way Broughton Aylesbury	Buckinghamshire	HP22 7AZ	Aylesbury Vale	House	End Terrace	2	750	22/07/2021	AR	No	Barratt Homes				NHBC
1797 2060013		2060AG	Phase 7 Newton Leys	881	1 Birnbeck Avenue Newton Leys Milton Keynes	Buckinghamshire	MK3 5GG	Milton Keynes	House	Detached	4	1245	27/04/2021	AR	Yes	Taylor Wimpey			B	NHBC
1798 2060014		2060AG	Phase 7 Newton Leys	841	25 Denny Lane Newton Leys Milton Keynes	Buckinghamshire	MK3 5GG	Milton Keynes	House	Detached	4	1388	27/04/2021	AR	Yes	Taylor Wimpey			B	NHBC
1799 2323005		2323G	Links Lane	221	117 Britannia Road Northstowe CAMBRIDGE	Cambridgeshire	CB24 1AS	South Cambridgeshire	Flat		2	660	28/05/2021	SR	Yes	Bovis Homes			B	NHBC
1800 2323006		2323G	Links Lane	222	119 Britannia Road Northstowe CAMBRIDGE	Cambridgeshire	CB24 1AS	South Cambridgeshire	Flat		2	750	28/05/2021	SR	Yes	Bovis Homes			B	NHBC
1801 2323007		2323G	Links Lane	223	107 Britannia Road Northstowe CAMBRIDGE	Cambridgeshire	CB24 1AS	South Cambridgeshire	Flat		2	680	07/05/2021	SR	Yes	Bovis Homes			B	NHBC
1802 2323008		2323G	Links Lane	224	111 Britannia Road Northstowe CAMBRIDGE	Cambridgeshire	CB24 1AS	South Cambridgeshire	Flat		2	680	07/05/2021	SR	Yes	Bovis Homes			B	NHBC
1803 2323009		2323G	Links Lane	225	115 Britannia Road Northstowe CAMBRIDGE	Cambridgeshire	CB24 1AS	South Cambridgeshire	Flat		2	680	07/05/2021	SR	Yes	Bovis Homes			B	NHBC
1804 2323010		2323G	Links Lane	226	105 Britannia Road Northstowe CAMBRIDGE	Cambridgeshire	CB24 1AS	South Cambridgeshire	Flat		2	750	07/05/2021	SR	Yes	Bovis Homes			B	NHBC
1805 2323011		2323G	Links Lane	227	109 Britannia Road Northstowe CAMBRIDGE	Cambridgeshire	CB24 1AS	South Cambridgeshire	Flat		2	750	07/05/2021	SR	Yes	Bovis Homes			B	NHBC
1806 2323012		2323G	Links Lane	228	113 Britannia Road Northstowe CAMBRIDGE	Cambridgeshire	CB24 1AS	South Cambridgeshire	Flat		2	750	07/05/2021	SR	Yes	Bovis Homes			B	NHBC
1807 2323013		2323G	Links Lane	229	101 Britannia Road Northstowe CAMBRIDGE	Cambridgeshire	CB24 1AS	South Cambridgeshire	Flat		2	645	28/05/2021	SR	Yes	Bovis Homes			B	NHBC
1808 2323014		2323G	Links Lane	230	103 Britannia Road Northstowe CAMBRIDGE	Cambridgeshire	CB24 1AS	South Cambridgeshire	Flat		2	705	28/05/2021	SR	Yes	Bovis Homes			B	NHBC

Deutsche Bank AG	October 2021

Scheme	1
Total number of units	10
Unit Types	Houses and Apartments

Archetype	1 - 1-bed - Flat	1 - 2-bed - Flat	1 - 3-bed - SD
Average VP Value	£ 160,000	£ 200,000	£ 315,000
Average Market Rent	£ 625	£ 775	£ 1,000
Average Unit Size	608	791	1054
Average £ psf	£263	£253	£299

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
2 Providence Close, Somersham, Huntingdon, Cambridgeshire	PE28 3YR	- Flat	1		£650	£150	Let Agreed	Jan-21	1 bed. first floor. allocated parking space and communal garden. entrance hallway, lounge, kitchen, bathroom, bath with shower over.
20 Lincoln Road, Ramsey, Upwood, Huntingdon, Cambridgeshire	PE26 2PP	Terraced House	3		£750	£173		Feb-21	3 bed. lounge, kitchen dining room, cloakroom. rear garden.
23 Orwell Close, St. Ives, Cambridgeshire	PE27 3FP	Semi Detached House	3	764	£950	£219	Let Agreed	Mar-21	3 bed. entrance hall, living room, kitchen/dining room, and family bathroom. front and rear gardens, single garage and allocated parking.
2A Goodman Close, St. Ives, Cambridgeshire	PE27 6TF	Semi Detached House	3		£1,050	£242	Let Agreed	Apr-21	3 bed. entrance hall, lounge, kitchen, cloakroom, utility room, master with ensuite. rear garden and single garage.

Scheme	11
Total number of units	14
Unit Types	Houses only

Archetype	11 - 2-bed - D	11 - 2-bed - SD	11 - 3-bed - SD
Average VP Value	£ 207,500	£ 190,000	£ 225,000
Average Market Rent	£ 688	£ 650	£ 825
Average Unit Size	597	538	785
Average £ psf	£347	£353	£286

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) 12,Hopkins Avenue, Waddingto	LN5 9ZG	Detached House	3		£895	£207	Let Agreed	Jul-21	3 bed. master with ensuite. entrance hall, wc, storage cupboard, lounge, kitchen/dining room.
16 Bar Lane, Waddington, Lincoln	LN5 9SA	Semi Detached House	3	1012	£775	£179	Let Agreed	Nov-20	3 bed. entrance hall, lounge, wc, dining kitchen, master with en suite shower room, family bathroom. rear garden and allocated parking space.
19 Coach Mews, Waddington, Lincoln	LN5 9FQ	Terraced House	2	657	£650	£150	Let Agreed	Aug-21	2 bed. entrance hall, lounge, kitchen/diner, patio doors into the rear garden, master with shower over the bath. allocated parking for 1 car.
20 Coach Mews, Waddington, Lincoln	LN5 9FQ	Terraced House	2		£650	£150	Let Agreed	Feb-21	2 bed. allocated parking space and enclosed rear garden.
16 Fleetwood Road, Waddington, Lincoln	LN5 9ZF	Semi Detached House	3		£875	£202	Let Agreed	Jul-21	3 bed. kitchen, driveway parking, master bedroom with ensuite, entrance hall, cloakroom and lounge.
18 Coach Mews, Waddington, Lincoln	LN5 9FQ	Terraced House	2	732	£625	£144	Let Agreed	Jan-21	2 bed. entrance hall, lounge, kitchen, master bedroom with ensuite, rear garden. allocated parking for 1 car.
7 Grafham Drive, Waddington, Lincoln	LN5 9FX	Detached House	3		£850	£196		Dec-20	3 bed. living room, kitchen/diner, utility room, family bathroom and en suite to main bedroom. rear garden.
4 Coach Mews, Waddington, Lincoln	LN5 9FQ	Mid Terrace House	2	732	£650	£150	Let Agreed	Jan-21	2 bed. entrance hall, downstairs toilet, kitchen, lounge, bathroom. rear garden and allocated parking.
14 Bar Lane, Waddington, Lincoln	LN5 9SA	Semi Detached House	3		£775	£179	Let Agreed	Dec-20	3 bed. entrance hall, lounge, wc, dining kitchen, stairs and landing, en suite shower room and family bathroom. rear garden and allocated parking.
10 Coach Mews, Waddington, Lincoln	LN5 9FQ	Terraced House	3		£650	£150	Let Agreed	Dec-20	3 bed. kitchen/diner, lounge, cloakroom, master bedroom with ensuite and family bathroom. rear courtyard area which includes a space for off street parking, and a small storage shed.

Scheme	14
Total number of units	9
Unit Types	Houses only

Archetype	14 - 1-bed - SD	14 - 2-bed - SD	14 - 3-bed - MT
Average VP Value	£ 265,000	£ 330,000	£ 375,000
Average Market Rent	£ 850	£ 1,150	£ 1,450
Average Unit Size	563	672	1165
Average £ psf	£470	£491	£322

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) Ground Floor Flat 21,Station Road, Wimborn	BH21 1RG	- Flat	1		£750	£173	Let Agreed	Jul-21	1 bed. entrance hall, kitchen, bathroom with in bath shower. enclosed courtyard. allocated parking.
20 Tarrant Close, Wimborne, Dorset	BH21 2FB	- Flat	1	700	£850	£196	Let Agreed	Nov-20	1 bed.
25 Newmans Close, Wimborne, Dorset	BH21 1XA	Mid Terrace House	3	1270	£1,200	£277	Let Agreed	Feb-21	3 bed. entrance hall, shower room/cloakroom, utility room, communal garden, juliet balcony, master bedroom with an ensuite. allocated parking.
2 Station Terrace, Wimborne, Dorset	BH21 1RF	End Terrace House	3	1023	£1,200	£277	Let Agreed	Aug-21	3 bed. rear garden and allocated parking. entrance hall, kitchen, understairs storage cupboard, lounge, dining room, double doors on to the garden.
(Address Matched Only By Postcode) 18,Moore Close, Wimborn	BH21 2GG	Semi Detached House	2		£1,200	£277	Let Agreed	Jul-21	2 bed. kitchen/diner, french doors to the rear garden, lounge, family bathroom and w/c. rear garden and garden shed.
(Address Matched Only By Postcode) 4,Park Lane, Wimborn	BH21 1LD	Terraced House	1		£825	£190	Let Agreed	Jun-21	1 bed. bi-fold doors leading to kitchen/dining room, sitting room, bathroom with shower and screen to bath, vanity unit and wc. paved courtyard.
(Address Matched Only By Postcode) 4,Arnhem Close, Corfe Mulle	BH21 3ER	Semi Detached House	2		£1,200	£277	Let Agreed	Aug-21	2 bed. kitchen/diner, french doors to the rear garden, lounge, bathroom and w/c. outside you have parking for 2 cars, gate to the rear garden.
(Address Matched Only By Postcode) 27,Buckthorn Lane, Wimborn	BH21 4FG	Semi Detached House	2		£1,200	£277	Let Agreed	Jul-21	2 bed. kitchen/diner, french doors to the rear garden. separate lounge. bathroom and w/c. outside you have parking for 2 cars, gate to the rear garden.
94 Howarth Road, Wimborne, Dorset	BH21 2FG	End Terrace House	3	1270	£1,295	£299	Let Agreed	Jun-21	3 bed. entrance hall, cloakroom, open plan sitting/dining room, french doors providing access to the garden, kitchen, master with en-suite shower room. driveway parking and rear garden.
4 Pye Lane, Wimborne, Dorset	BH21 1UN	- Flat	1		£725	£167	Let Agreed	Mar-21	1 bed. ground floor. private entrance. combined reception/kitchen, hallway storage cupboard. no allocated parking with property.
(Address Matched Only By Postcode) 894599Home-Ltd,Leigh Common, Wimborne, Bh2	BH21 2DE	Semi Detached House	2		£1,200	£277	Let Agreed	Dec-20	2 bed. cul de sac. family bathroom, enclosed rear garden. off-road parking.
6A Ethelbert Road, Wimborne, Dorset	BH21 1BH	End Terrace House	3		£1,350	£312	Let Agreed	Apr-21	3 bed. kitchen, a lounge diner opening out onto a south facing garden. allocated parking for 1 car.

Scheme	36
Total number of units	6
Unit Types	Flats only

Archetype	36 - 1-bed - Flat	36 - 2-bed - Flat
Average VP Value	£ 365,000	£ 535,000
Average Market Rent	£ 1,250	£ 1,550
Average Unit Size	568	1011
Average £ psf	£642	£529

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
Flat 5, Irongate Mews, Brighton Road, Surbiton, Surrey	KT6 5AW	- Flat	1		£1,175	£271	Let Agreed	Jul-21	1 bed. juliet balcony and secure allocated parking. open plan living room including a juliet balcony.
Flat 16, Sundial Court, Barnsbury Lane, Surbiton, Surrey	KT5 9AN	- Flat	1		£1,050	£242	Let Agreed	Jul-21	1 bed. allocated parking.
31A Villiers Road, Kingston Upon Thames, Surrey	KT1 3AP	- Flat	1		£1,250	£288	Let Agreed	Jun-21	1 bed.
Flat 4, Brownhaven House, 22 Adelaide Road, Surbiton, Surrey	KT6 4SS	Conversion Flat	1	474	£1,050	£242	Let Agreed	Jun-21	1 bed. first floor. off street parking, kitchen and bathroom, separate living room.
Flat 3, Maple Leaf House, 67-69 Maple Road, Surbiton, Surrey	KT6 4AG	Conversion Flat	2	850	£1,695	£391	Let Agreed	Aug-21	2 bed. private parking space. entrance hall, storage cupboards, open plan living and kitchen room, bathroom suite with a shower over the bath.
Flat 5, 46 Beaufort Road, Kingston Upon Thames, Surrey	KT1 2TG	- Flat	2		£1,495	£345	Let Agreed	Aug-21	2 bed. upper ground floor. entrance hallway with storage, living room, kitchen, family bathroom with shower. resident permit street parking.
Flat 9, 46 Beaufort Road, Kingston Upon Thames, Surrey	KT1 2TG	- Flat	2		£1,450	£335	Let Agreed	Jul-21	2 bed. top floor. allocated parking space. entrance hall, living room, kitchen, mater with en-suite shower room, family bathroom. residents permit street parking

Scheme	69
Total number of units	10
Unit Types	Houses only

Archetype	69 - 2-bed - SD	69 - 4-bed - D
Average VP Value	£ 200,000	£ 427,950
Average Market Rent	£ 800	£ 1,200
Average Unit Size	659	1167
Average £ psf	£303	£367

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
31 Leaders Way, Lutterworth, Leicestershire	LE17 4YS	Detached House	4		£1,200	£277	Let Agreed	Jul-21	4 bed.
1, Chapmans Yard, Misterton Way, Lutterworth, Leicestershire	LE17 4AB	Semi Detached House	2		£750	£173	Let Agreed	Nov-19	2 bed. open plan living, downstairs wc, kitchen, lounge area. no garden, off road parking.
3 Wheeler Close, Lutterworth, Leicestershire	LE17 4DQ	Semi Detached House	2		£795	£183	Let Agreed	May-21	2 bed. entrance hall, lounge, kitchen/diner, conservatory, family bathroom with shower. enclosed rear garden with shed and off-road parking.
12 Leaders Way, Lutterworth, Leicestershire	LE17 4YW	Detached House	4		£1,155	£267		Sep-20	4 bed. lounge, large kitchen/diner, utility, cloakroom, main bedroom with en-suite. rear garden, driveway and single garage.
28 Lacey Close, Lutterworth, Leicestershire	LE17 4GX	Semi Detached House	2	915	£795	£183	Let Agreed	Aug-21	2 bed.
6 Poppy Road, Lutterworth, Leicestershire	LE17 4UW	Detached House	4		£1,350	£312	Let Agreed	Sep-20	4 bed. entrance hall, reception rooms, open plan kitchen diner, utility room and wc. en-suite shower room and family bathroom with shower over bath. off-road parking and front and rear gardens.
39 Leaders Way, Lutterworth, Leicestershire	LE17 4YS	Detached House	4		£1,150	£265		Jul-20	4 bed.

Scheme	87
Total number of units	12
Unit Types	Houses only

Archetype	87 - 2-bed - EOT	87 - 2-bed - MT	87 - 2-bed - SD	87 - 3-bed - MT	87 - 4-bed - SD
Average VP Value	£ 186,250	£ 183,333	£ 185,000	£ 305,000	£ 250,000
Average Market Rent	£ 618	£ 628	£ 585	£ 795	£ 975
Average Unit Size	731	748	680	784	1039
Average £ psf	£255	£245	£272	£389	£241

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
16 Liversage Street, Derby	DE1 2LH	Terraced House	3		£950	£219	Let Agreed	Jan-21	3 bed. entrance porch, open plan kitchen leading to the living room having doors to a balcony. single garage and rear garden.
102 Bridge Street, Derby	DE1 3LF	Terraced House	2		£750	£173	Let Agreed	Jun-21	2 bed. master with en suite.
9 Hope Street, Derby	DE1 2LL	Terraced House	3		£825	£190	Let Agreed	Apr-21	3 bed. lounge, dining/kitchen and downstairs wc, french doors overlooking the enclosed grassed and paved rear garden. allocated parking and a single garage.
50 Atlantic Way, Derby	DE24 1AB	End Terrace House	3		£895	£207	Let Agreed	Jul-21	3 bed. cloakroom, lounge, kitchen, master with en suite. garden and garage to the rear with a one allocated car parking space.
18 Panama Circle, Derby	DE24 1AE	Semi Detached House	3		£750	£173	Let Agreed	May-21	3 bed. family bathroom, driveway parking with garage.
52 Mackenzie Street, Derby	DE22 3DE	Semi Detached House	3	883	£795	£183	Let Agreed	Feb-21	3 bed. entrance hall, living room, kitchen, underfloor heating, conservatory, rear garden.
44 Park Street, Derby	DE1 2NA	Terraced House	2		£825	£190	Let Agreed	Dec-20	2 bed. entrance hallway, kitchen, living area, cloakroom, rear garden, parking is on street.

Scheme	88
Total number of units	2
Unit Types	Houses only

Archetype	88 - 2-bed - SD
Average VP Value	£ 180,000
Average Market Rent	£ 700
Average Unit Size	646
Average £ psf	£279

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
77 London Road, Buxton, Derbyshire	SK17 9NT	Mid Terrace House	2	1259	£675	£156	Let Agreed	Jul-21	2 bed. kitchen, utility/dining room, parking to the rear of the property.
16 Carr Road, Buxton, Derbyshire	SK17 6WF	Semi Detached House	3		£750	£173	Let Agreed	Feb-21	3 bed. kitchen, downstairs wc, lounge, en-suite to master, garden front and rear, single garage and driveway.
76 Nunsfield Road, Buxton, Derbyshire	SK17 7BW	Semi Detached House	3	1141	£750	£173	Let Agreed	Jan-21	3 bed. entrance hall, lounge, open plan dining kitchen, family bathroom, courtyard garden.
73 Rockfield Road, Buxton, Derbyshire	SK17 7LE	Semi Detached House	2		£595	£137	Let Agreed	Aug-21	2 bed. lounge, kitchen/diner, bathroom and rear yard.

Scheme	89
Total number of units	6
Unit Types	Houses only

Archetype	89 - 2-bed - MT	89 - 3-bed - EOT	89 - 3-bed - SD
Average VP Value	£ 215,000	£ 250,000	£ 250,000
Average Market Rent	£ 750	£ 800	£ 800
Average Unit Size	680	816	816
Average £ psf	£316	£306	£306

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
20 Sovereign Road, Wakefield, West Yorkshire	WF1 2EQ	Semi Detached House	3	1324	£900	£208	Let Agreed	Sep-20	3 bed. open plan kitchen, lounge area, rear garden, shower room, ensuite and garage.
27 Carnforth Avenue, Wakefield, West Yorkshire	WF1 2GD	Mid Terrace House	2	872	£875	£202	Let Agreed	Jun-21	2 bed. entrance hall, shower room, open plan living area, kitchen, master with en suite. allocated parking.
9 Birchtree Close, Wakefield, West Yorkshire	WF1 4TF	Semi Detached House	3	764	£850	£196	Let Agreed	Jul-21	3 bed. kitchen/diner, off street parking, enclosed garden. gravelled driveway.
24 Butler Way, Wakefield, West Yorkshire	WF1 3DQ	Terraced House	3		£995	£230		May-21	3 bed. kitchen/dining room, kitchen, hallway, utility, parkign for 2 cars.
14 Chaloner Grove, Wakefield, West Yorkshire	WF1 4SE	End Terrace House	3	1561	£730	£168	Let Agreed	Jul-21	3 bed. entrance hall, downstairs wc, lounge, dining kitchen, bathroom. garage and garden to the rear.
28 Pinders Square, Wakefield, West Yorkshire	WF1 4SJ	End Terrace House	3		£800	£185	Let Agreed	Nov-20	3 bed. entrance door, understairs storage cupboard, cloakroom, dining/kitchen, rear garden, driveway with ample off street parking.
44 Carnforth Avenue, Wakefield, West Yorkshire	WF1 2GE	Terraced House	2		£795	£183	Let Agreed	May-20	2 bed. entrance hall, ground floor shower room, open plan living/kitchen area, en-suite bathroom, allocated parking space and a balcony.
22 Butler Way, Wakefield, West Yorkshire	WF1 3DQ	Terraced House	3		£950	£219	Let Agreed	Sep-20	3 bed. driveway parking for two cars, rear enclosed garden. entrance lobby, lounge, cloakroom, wc., kitchen / dining room, french doors leading out to the rear garden.

Scheme	90
Total number of units	4
Unit Types	Houses only

Archetype	90 - 2-bed - EOT	90 - 2-bed - MT	90 - 2-bed - SD
Average VP Value	£ 230,000	£ 235,000	£ 245,000
Average Market Rent	£ 800	£ 775	£ 800
Average Unit Size	651	651	651
Average £ psf	£353	£361	£377

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
71 Charles Bennion Walk, Leicester	LE4 5HU	Semi Detached House	2		£700	£162	Let Agreed	Jan-21	2 bed.
(Address Matched Only By Postcode) 36,Ashcott Avenue, Leicester, Leicestershire, Le	LE4 0ER	Semi Detached House	2		£950	£219	Let Agreed	Jul-21	2 bed. off road parking for 2 cars and rear garden. entrance hall, kitchen, living room, diner with french doors to rear garden, family bathroom.
Flat 37, Equinox, 99 Burleys Way, Leicester	LE1 3BE	Terraced House	2		£850	£196	Let Agreed	Nov-20	2 bed.
32 Pickard Way, Leicester Forest East, Leicester	LE3 3SQ	Semi Detached House	2	818	£795	£183	Let Agreed	Apr-21	2 bed. entrance hallway, cloakroom wc, lounge diner, kitchen, and a bathroom. front and rear garden and a driveway for off road parking.
3 Teviot Drive, Lubbesthorpe, Leicester	LE19 4BY	Semi Detached House	2		£850	£196	Let Agreed	Jul-21	2 bed. entrance porch leading to reception room, kitchen with patio doors to rear garden, and ground floor wc, family bathroom with shower over bath, rear garden and off-road parking to the front.
3 Edith Murphy Close, Birstall, Leicester	LE4 3AZ	Semi Detached House	2		£700	£162	Let Agreed	Aug-21	2 bed. entrance hall, downstairs wc, large kitchen diner, rear garden, communal secure parking.

Scheme	101
Total number of units	10
Unit Types	Houses only

Archetype	101 - 2-bed - EOT	101 - 2-bed - MT	101 - 2-bed - SD	101 - 3-bed - EOT
Average VP Value	£ 275,000	£ 260,000	£ 275,000	£ 315,000
Average Market Rent	£ 875	£ 863	£ 875	£ 1,200
Average Unit Size	766	751	766	893
Average £ psf	£359	£346	£359	£353

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
5 Piper Lane, Wixams, Bedford	MK42 6BR	- Flat	2		£850	£196	Let Agreed	Jul-21	2 bed. entrance hall, lounge/diner with juliet balcony, kitchen, master bedroom with en-suite, family bathroom with shower. allocated parking space.
(Address Matched Only By Postcode) *,Dove Lane, Wixam	MK42 6BZ	Semi Detached House	3		£1,100	£254	Let Agreed	Aug-21	3 bed. large rear garden and one allocated parking space.
101 Brick Crescent, Stewartby, Bedford	MK43 9GG	Semi Detached House	3		£1,150	£265	Let Agreed	Jan-21	3 bed. driveway parking, kitchen, lounge and a rear garden.
(Address Matched Only By Postcode) 65 Meadow Road,Meadow Road, Wixams, Mk45 3J	MK45 3JZ	Semi Detached House	3		£1,300	£300	Let Agreed	Aug-21	3 bed. entrance hall, cloakroom, kitchen/diner, utility room, lounge to the first floor, en-suite to master, family bathroom, enclosed rear garden, single garage and driveway.
(Address Matched Only By Postcode) Tawny Avenue,Tawny Avenue, Wixams, Bedford, Mk4	MK42 6EJ	Semi Detached House	2		£1,075	£248		Dec-20	2 bed. rear garden with shed.
21 Greenside Close, Wixams, Bedford	MK42 6DQ	Terraced House	3		£975	£225	Let Agreed	Apr-21	3 bed. entrance hallway, kitchen, lounge with patio door and cloakroom, family bathroom with shower. rear garden and car port.
29 Greenside Close, Wixams, Bedford	MK42 6DQ	Terraced House	3		£1,200	£277	Let Agreed	Jun-21	3 bed. fully enclosed garden and off road parking. entrance hall, w.c, kitchen, living room with bi-fold doors to the rear. rear garden and single garage.
6 Linnet Lane, Wixams, Bedford	MK42 6AS	Mid Terrace House	2	797	£950	£219		Feb-21	2 bed. cul de sac, entrance hall, cloakroom, kitchen, lounge diner, rear garde, family bathroom, attic space, allocated parking, rear garden.
9 Avocet Road, Wixams, Bedford	MK42 6DL	Purpose Built Flat	2	753	£800	£185	Let Agreed	Feb-21	2 bed. open plan living, ensuite to master and secure parking.
3 Brambling Gardens, Wixams, Bedford	MK42 6BN	Semi Detached House	3	980	£1,100	£254	Let Agreed	Jan-21	3 bed. entrance hallway, cloakroom, lounge with patio door, family bathroom, private garden and garage.
(Address Matched Only By Postcode) *,Brooklands Avenu	MK42 6AE	- Flat	2		£890	£205	Let Agreed	May-21	2 bed. private rear garden. open plan lounge dining area with kitchen, master bedroom with en suite, family bathroom and allocated parking space.
24 Southern Cross, Wixams, Bedford	MK42 6AW	- Flat	2		£425	£98	Let Agreed	Mar-21	2 bed. entrance hall, lounge/diner, kitchen, bathroom, ensuite and allocated parking.
6 Linnet Lane, Wixams, Bedford	MK42 6AS	Terraced House	2		£950	£219	Let Agreed	Dec-20	2 bed. cul de sac, entrance hall , cloakroom, kitchen, lounge/diner, family bathroom, attic space, allocated parking to the front and there is an rear garden.

Scheme	101
Total number of units	10
Unit Types	Houses only

Archetype	101 - 2-bed - EOT	101 - 2-bed - MT	101 - 2-bed - SD	101 - 3-bed - EOT
Average VP Value	£ 275,000	£ 260,000	£ 275,000	£ 315,000
Average Market Rent	£ 875	£ 863	£ 875	£ 1,200
Average Unit Size	766	751	766	893
Average £ psf	£359	£346	£359	£353

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
42 Swan Road, Wixams, Bedford	MK42 6BW	Semi Detached House	3	969	£975	£225	Let Agreed	Jun-21	3 bed. entrance hall, cloakroom, kitchen, lounge/diner with patio doors leading to garden.
42 Swan Road, Wixams, Bedford	MK42 6BW	Semi Detached House	3		£975	£225	Let Agreed	May-21	3 bed. single garage with additional parking and enclosed rear garden. entrance hall, cloakroom, kitchen, lounge/diner with patio doors leading to garden, master bedroom with en-suite shower room.

Scheme	103
Total number of units	7
Unit Types	Houses and Apartments

Archetype	103 - 2-bed - Flat	103 - 3-bed - EOT	103 - 3-bed - MT
Average VP Value	£ 177,500	£ 300,000	£ 290,000
Average Market Rent	£ 738	£ 875	£ 875
Average Unit Size	645	910	910
Average £ psf	£275	£330	£319

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) Elgar Way,Elgar Way, Stamford, Lincs, Pe	PE9 1EY	Semi Detached House	3		£985	£227	Let Agreed	Apr-21	3 bed. cul de sac, entrance hall, downstairs w/c, kitchen and lounge with patio doors out into the enclosed garden. one allocated parking space.
50 Charlock Drive, Stamford, Lincolnshire	PE9 2WP	Detached House	3		£975	£225	Let Agreed	Feb-21	3 bed. driveway and garage with garden to the rear.
39 Collins Avenue, Stamford, Lincolnshire	PE9 1FH	Detached House	3	1292	£995	£230	Let Agreed	Apr-21	3 bed. driveway and garage. entrance hallway, cloakroom, lounge, kitchen/diner, stairs and landing, master with en suite, family bathroom,
22 Carisbrooke Grove, Stamford, Lincolnshire	PE9 2GF	End Terrace House	3	883	£795	£183	Let Agreed	Jul-21
3 bed. entrance hall with downstairs cloakroom off, a lounge diner with under stairs storage and french doors into the garden. off-road parking for 2 vehicles and a single garage with personnel door into the garden.

1 Ravel Close, Stamford, Lincolnshire	PE9 1EZ	Semi Detached House	3	1184	£975	£225	Let Agreed	Jul-21	3 bed. lounge with sliding patio doors to the rear, kitchen, downstairs cloakroom. enclosed rear garden with off road parking.
31 Elgar Way, Stamford, Lincolnshire	PE9 1EY	End Terrace House	3		£900	£208	Let Agreed	May-21	3 bed. entrance hall, kitchen/diner, living room, family bathroom, master with en suite. driveway to front. enclosed rear garden.
6 Burgess Road, Stamford, Lincolnshire	PE9 1GD	- Flat	2		£750	£173		Jan-21	2 bed. allocated parking space in car park to the rear of the building.
3 Melrose Close, Stamford, Lincolnshire	PE9 2TH	Semi Detached House	3	1109	£950	£219	Let Agreed	Mar-21	3 bed. single garage.
6 Burgess Road, Stamford, Lincolnshire	PE9 1GD	Purpose Built Flat	2	700	£725	£167	Let Agreed	Feb-21	2 bed. first floor. entrance hall, lounge, kitchen/diner, master with en suite, family bathroom, allocated parking space in car park.
14 Audas Place, Stamford, Lincolnshire	PE9 1GL	End Terrace House	3	904	£895	£207	Let Agreed	Mar-21	3 bed. entrance hall, wc, open plan living area, kitchen, master with en-suite shower room, and family bathroom. enclosed garden and two allocated parking spaces.
17 Mason Drive, Stamford, Lincolnshire	PE9 1FD	End Terrace House	3	1324	£975	£225	Let Agreed	Mar-21	3 bed. open plan living space, parking space and garage.
26 Jackson Way, Stamford, Lincolnshire	PE9 1FG	- Flat	2		£795	£183		Jun-21	2 bed. entrance hall, storage cupboard and stairs, open-plan living room/kitchen, with french doors and juliet balcony to the rear. allocated parking space.
2 Banks Crescent, Stamford, Lincolnshire	PE9 1FJ	- Flat	2		£775	£179		Aug-21	2 bed. open plan living and kitchen area, garage, allocated parking space.

Scheme	105
Total number of units	25
Unit Types	Houses and Apartments

Archetype	105 - 1-bed - Flat	105 - 2-bed - EOT	105 - 2-bed - MT	105 - 3-bed - EOT	105 - 3-bed - MT
Average VP Value	£ 132,500	£ 230,000	£ 227,500	£ 275,000	£ 272,500
Average Market Rent	£ 510	£ 750	£ 750	£ 900	£ 1,150
Average Unit Size	535	775	775	910	910
Average £ psf	£248	£297	£294	£302	£300

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
36 St. Laurence Way, Bidford-On-Avon, Alcester, Warwickshire	B50 4FF	Terraced House	2		£725	£167	Let Agreed	Apr-21	2 bed. conservatory and rear garden. allocated parking.
7 Cox Close, Bidford-On-Avon, Alcester, Warwickshire	B50 4EF	Semi Detached House	2	700	£750	£173	Let Agreed	Jun-21	2 bed. living room, kitchen, rear garden.
60 School Road, Salford Priors, Evesham, Worcestershire	WR11 8XN	Terraced House	3	904	£995	£230	Let Agreed	Jul-21	3 bed. entrance hall, lounge, kitchen/diner, conservatory, which in turn leads out to the garden. driveway for 2 cars and a single garage.
15 Hamilton Road, Lower Quinton, Stratford-Upon-Avon, Warwickshire	CV37 8UY	Detached House	3		£1,295	£299	Let Agreed	Mar-21	3 bed. entrance hallway, sitting room, wc, kitchen with dining area with doors out onto the patio, family bathroom, allocated parking and shed
3, Plough Cottages, Tower Hill, Bidford-On-Avon, Alcester, Warwickshire	B50 4DZ	Terraced House	2		£775	£179	Let Agreed	May-21
2 bed. entrance hall with downstairs toilet, living room, kitchen, dining area with patio doors onto a rear enclosed garden, master bedroom with shower en suite, and family bathroom. property benefits from field views and an allocated parking space.

15 Chapel Close, Welford On Avon, Stratford-Upon-Avon, Warwickshire	CV37 8QJ	Detached House	3		£1,000	£231	Let Agreed	May-21	3 bed. living room, dining room with patio doors, rear garden, kitchen, downstairs wc, master bedroom with an en suite. private rear garden, driveway and garage.

Scheme	122
Total number of units	17
Unit Types	Houses and Apartments

Archetype	122 - 1-bed - Flat	122 - 1-bed - SD	122 - 2-bed - EOT	122 - 2-bed - Flat	122 - 2-bed - Maisonette	122 - 2-bed - MT	122 - 4-bed - EOT	122 - 4-bed - SD	131 - 2-bed - EOT
Average VP Value	£ 135,000	£ 150,000	£ 232,500	£ 185,000	£ 200,000	£ 227,500	£ 335,000	£ 340,000	£ 195,000
Average Market Rent	£ 725	£ 800	£ 1,050	£ 925	£ 950	£ 1,000	£ 1,350	£ 1,350	£ 750
Average Unit Size	451	566	750	600	629	750	1104	1104	638
Average £ psf	£299	£265	£310	£308	£318	£303	£303	£308	£306

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
45 Russet Drive, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8GA	Semi Detached House	4		£1,450	£335	Let Agreed	Feb-21	4 bed. garage with off street parking.
2 Hollyhock Court, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8TR	Terraced House	2		£1,010	£233		Jan-21
2 bed. home within walking distance to the local school and amenities. great access to the a11 & a14 and only a short drive to raf mildenhall & raf lakenheath. neutrally decorated throughout, this property is a must see!

description
modern, neutrally decorated family home. beautifully presented and available to move into now! the property in detail comprises of:

entrance hall
wooden front door, cream walls and carpet

cloakroom
with w.c, wash hand basin and vinyl flooring.

kitchen
modern with a range of matching wall and base units, stainless steel hob, oven and extractor hood. space for washing machine and fridge freezer, vinyl flooring and window to front.

lounge
large lounge with patio doors leading out into rear garden. cream walls and carpet.
upstairs the property offers:

bedroom one
double room. cream walls and carpet, window to rear aspect.

bedroom two
double room. cream walls and carpet, window to front. fitted storage family bathroom
with white suite comprising of wash hand basin, w.c and bath.

the property also offers a garden to the rear, mostly laid to lawn and off street parking.

while every reasonable effort is made to ensure the accuracy of descriptions and content, we should make you aware of the following guidance or limitations.

(1) money laundering regulations – prospective tenants will be asked to produce identification documentation during the referencing process and we would ask for your co-operation in order that there will be no delay in agreeing a tenancy.

(2) these particulars do not constitute part or all of an offer or contract.

(3) the text, photographs and plans are for guidance only and are not necessarily comprehensive.

(4) measurements: these approximate room sizes are only intended as general guidance. you must verify the dimensions carefully to satisfy yourself of their accuracy.

(5) you should make your own enquiries regarding the property, particularly in respect of furnishings to be included/excluded and what parking facilities are available.

(6) before you enter into any tenancy for one of the advertised properties, the condition and contents of the property will normally be set out in a tenancy agreement and inventory. please make sure you carefully read and agree with the tenancy agreement and any inventory provided before signing these documents.

27 Tayberry Close, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8FW	- Flat	1		£750	£173	Let Agreed	May-21	1 bed. open plan lounge, dining room and allocated parking space.
1 Lime Close, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8WY	Purpose Built Flat	2	570	£1,010	£233	Let Agreed	Jun-21	2 bed. open plan kitchen lounge/diner, en-suite to master bedroom, parking and shared enclosed garden to rear.
2 Lime Close, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8WY	- Flat	2		£1,010	£233	Let Agreed	Mar-20	2 bed. open plan kitchen lounge/diner, en-suite to master bedroom, parking and shared enclosed garden to rear.
4 Acer Way, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8UY	Semi Detached House	4		£1,450	£335		Jan-21
4 bed. kitchen, dining room, family room, cloakroom, family bathroom, double glass panel doors leading to the garden, rear garden is fully enclosed, with access to the rear parking/garage area. there is room to park two cars in the rear of the property. garage has power and lighting.

3 Lime Close, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8WY	Purpose Built Flat	2	753	£1,040	£240	Let Agreed	Aug-21	2 bed. ground floor. open plan living room, kitchen, master with en suite, allocated off road parking.
6 Acer Way, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8UY	Semi Detached House	4	1335	£1,450	£335	Let Agreed	Nov-20	4 bed. rear garden is fully enclosed with access to the rear garage/parking area.
43 Hornbeam Avenue, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8YH	Semi Detached House	4	1335	£1,200	£277	Let Agreed	Mar-19	4 bed. entrance hall, cloakroom, kitchen/diner, living room with french doors leading into the garden, family bathroom, master with en suite. rear garden with garage/workshop and off road parking.
6 Hollyhock Court, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8TR	End Terrace House	2		£1,013	£234		Jan-21	2 bed. fully enclosed garden and allocated off road parking.
39 Juniper Road, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8TX	Mid Terrace House	2	753	£1,013	£234	Let Agreed	Nov-15	2 bed. cul-de-sac, lounge, kitchen, family bathroom, enclosed garden with shed and off road parking.
34 Spearmint Way, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8WJ	Purpose Built Flat	1	495	£700	£162	Let Agreed	Jun-21	1 bed. open plan living room, allocated parking space in car park.
4 Lime Close, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8WY	Purpose Built Flat	2	678	£1,010	£233	Let Agreed	May-21	2 bed. allocated parking with shared garden.

Scheme	122
Total number of units	17
Unit Types	Houses and Apartments

Archetype	122 - 1-bed - Flat	122 - 1-bed - SD	122 - 2-bed - EOT	122 - 2-bed - Flat	122 - 2-bed - Maisonette	122 - 2-bed - MT	122 - 4-bed - EOT	122 - 4-bed - SD	131 - 2-bed - EOT
Average VP Value	£ 135,000	£ 150,000	£ 232,500	£ 185,000	£ 200,000	£ 227,500	£ 335,000	£ 340,000	£ 195,000
Average Market Rent	£ 725	£ 800	£ 1,050	£ 925	£ 950	£ 1,000	£ 1,350	£ 1,350	£ 750
Average Unit Size	451	566	750	600	629	750	1104	1104	638
Average £ psf	£299	£265	£310	£308	£318	£303	£303	£308	£306

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
6 Parsley Close, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8GP	Semi Detached House	4		£1,350	£312	Let Agreed	Nov-20	4 bed. entrance hall, downstairs rooms, living room, kitchen, ensuite with shower, garage with enclosed rear garden.
2 Hollyhock Court, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8TR	Terraced House	2		£1,013	£234		Sep-20	2 bed. allocated parking.
24 Spearmint Way, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8WJ	- Flat	1		£895	£207		Apr-21	1 bed. entrance hall, lounge-diner, kitchen, shower room, allocated parking space.
(Address Matched Only By Postcode) Lime Close,Lime Close, Red Lodge, Bury St. Edmunds, Ip2	IP28 8WY	- Flat	2		£1,010	£233		Apr-21	2 bed. cul de sac, designated parking space and plenty of visitor parking.
9 Jasmine Road, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8XT	Semi Detached House	4	1399	£1,450	£335	Let Agreed	Jun-21	4 bed. off road parking and two garages.
36 Hornbeam Avenue, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8YH	Semi Detached House	4		£1,300	£300	Let Agreed	May-21	4 bed. entrance hall, kitchen, living room, family bathroom, master with en suite. enclosed garden, single garage and off road parking.
6 Maidenhair Way, Red Lodge, Bury St. Edmunds, Suffolk	IP28 8WX	Purpose Built Flat	2	657	£1,010	£233	Let Agreed	Apr-21	2 bed. open plan kitchen lounge/diner, en-suite to master bedroom, parking and shared enclosed garden to rear.

Scheme	131
Total number of units	15
Unit Types	Houses only

Archetype	131 - 2-bed - EOT	131 - 2-bed - MT
Average VP Value	£ 195,000	£ 192,500
Average Market Rent	£ 750	£ 750
Average Unit Size	638	638
Average £ psf	£306	£302

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
38 Queens Way, Tamworth, Staffordshire	B79 8QN	Semi Detached House	2		£775	£179	Let Agreed	May-21	2 bed. driveway for up to two cars and rear garden. entrance hall, open plan lounge/diner, kitchen.
35 Lillingstone Avenue, Tamworth, Staffordshire	B79 8FD	Terraced House	3		£950	£219	Let Agreed	Jul-21	3 bed. driveway and rear garden.
18 Somerset Close, Tamworth, Staffordshire	B78 3XH	End Terrace House	2	635	£750	£173	Let Agreed	Mar-21	2 bed. driveway, entrance hall, lounge, kitchen, bathroom, rear garden.

Scheme	132
Total number of units	15
Unit Types	Houses and Apartments

Archetype	132 - 1-bed - Flat	132 - 2-bed - D	132 - 2-bed - EOT	132 - 2-bed - Flat	132 - 2-bed - MT	132 - 2-bed - SD	132 - 3-bed - EOT	132 - 3-bed - SD	136 - 1-bed - EOT
Average VP Value	£ 150,000	£ 260,000	£ 252,500	£ 190,000	£ 250,000	£ 255,000	£ 317,500	£ 320,000	£ 180,000
Average Market Rent	£ 600	£ 800	£ 825	£ 650	£ 825	£ 825	£ 1,150	£ 1,150	£ 775
Average Unit Size	450	704	749	557	749	749	1051	1051	543
Average £ psf	£333	£369	£337	£341	£334	£340	£302	£304	£332

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
4 Redwood Drive, Bury St. Edmunds, Suffolk	IP32 6TN	Mid Terrace House	2	915	£1,150	£265	Let Agreed	May-21	2 bed. open plan kitchen space, living and dining area, under stairs store cupboard, french windows lead out to your private garden.
(Address Matched Only By Postcode) 59,Station Hill, Bury St. Edmund	IP32 6AE	- Flat	1		£1,013	£234	Let Agreed	Oct-20	1 bed. open plan living, dining and kitchen area. allocated parking space.
(Address Matched Only By Postcode) 45,Harland Court, Station Hil	IP32 6AE	- Flat	1		£1,013	£234	Let Agreed	Sep-20	1 bed. private allocated parking.
110, Harland Court, Station Hill, Bury St. Edmunds, Suffolk	IP32 6AF	- Flat	2		£1,305	£301	Let Agreed	Mar-21	2 bed.
1A Victoria Street, Bury St. Edmunds, Suffolk	IP33 3BB	Detached House	2	926	£1,130	£261	Let Agreed	Oct-20	2 bed. cloakroom, open plan living area, family bathroom. enclosed rear courtyard with access to allocated parking space.
(Address Matched Only By Postcode) Tamlyn House, Station Hill, Bury St. Edmunds, Suffol	IP32 6AD	- Flat	2		£1,250	£288	Let Agreed	Jun-21	2 bed. open plan living/dining/kitchen/, master bedroom with ensuite shower room, balcony, allocated parking space.
7 Myrtle Close, Bury St. Edmunds, Suffolk	IP33 3ZB	End Terrace House	3	1076	£1,450	£335	Let Agreed	Feb-21	3 bed. entrance hall, sitting room, with patio doors leading out onto the garden, dining area, kitchen, garage, and enclosed rear garden. off street parking.
5 Haselmere Close, Bury St. Edmunds, Suffolk	IP32 7JQ	End Terrace House	2		£1,010	£233	Let Agreed	May-21	2 bed. kitchen and shower room, entrance hallway, sitting room / dining room, rear garden, garage and parking.
(Address Matched Only By Postcode) 83,Station Hill, Bury St Edmund	IP32 6AF	- Flat	2		£1,250	£288	Let Agreed	May-21	2 bed. ground floor. open plan kitchen, dining/ living room, master bedroom with en-suite shower room, allocated parking.
11 Bishops Road, Bury St. Edmunds, Suffolk	IP33 1TQ	Mid Terrace House	2	829	£1,300	£300		May-21	2 bed. rear garden.
12 Hatter Street, Bury St. Edmunds, Suffolk	IP33 1NE	Conversion Flat	2	926	£1,150	£265	Let Agreed	Jun-21	2 bed. kitchen, outside courtyard area, entrance hallway, open plan living dining room, patio door to sun terrace, basement room.
96 Denham Close, Bury St. Edmunds, Suffolk	IP33 3XT	- Flat	1		£700	£162	Let Agreed	Mar-21	1 bed. parking and a communal garden.
2 Redwood Drive, Bury St. Edmunds, Suffolk	IP32 6TN	End Terrace House	2	818	£1,165	£269	Let Agreed	Apr-21	2 bed. entering, open plan kitchen space, living and dining area, under stairs store cupboard, french windows lead out to your private garden.

Scheme	136
Total number of units	20
Unit Types	Houses and Apartments

Archetype	136 - 1-bed - EOT	136 - 1-bed - Flat	136 - 2-bed - MT	136 - 3-bed - EOT
Average VP Value	£ 180,000	£ 166,875	£ 275,000	£ 350,000
Average Market Rent	£ 775	£ 759	£ 900	£ 1,150
Average Unit Size	543	546	825	961
Average £ psf	£332	£306	£333	£364

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
1 East Street, St. Ives, Cambridgeshire	PE27 5PB	- Flat	1		£695	£160	Let Agreed	May-21	1 bed. open plan living/dining room, off street parking. one allocated parking space.
(Address Matched Only By Postcode) Headlands,Headlands, Fenstanton	PE28 9LP	Terraced House	3		£1,100	£254	Let Agreed	May-21	3 bed. enclosed rear garden and garage with parking space.
7 Cow & Hare Passage, St. Ives, Cambridgeshire	PE27 5BD	Purpose Built Flat	1	366	£625	£144	Let Agreed	Jun-21	1 bed. open plan kitchen/living room, shower room. allocated parking.
6 Goldcrest Road, St. Ives, Cambridgeshire	PE27 5DQ	Terraced House	3		£1,200	£277	Let Agreed	Aug-21	3 bed. enclosed rear garden and garage, open plan kitchen & living area, utility room, cloakroom, hallway, stairs & landing, en-suite shower room.
4E Cow & Hare Passage, St. Ives, Cambridgeshire	PE27 5BD	Terraced House	1		£750	£173	Let Agreed	May-21	1 bed. kitchen/diner, entrance hall and stairs to first floor, hall cupboard, lounge.
106 Headlands, Fenstanton, Huntingdon, Cambridgeshire	PE28 9LW	Mid Terrace House	3	1184	£1,150	£265		Mar-21	3 bed. entrance hall, cloakroom/wc, lounge, kitchen, conservatory, en-suite to master and family bathroom. enclosed garden, single garage and parking.
54 Maytrees, St. Ives, Cambridgeshire	PE27 5WZ	End Terrace House	2	678	£800	£185	Let Agreed	May-21	2 bed. porch, lounge, kitchen/breakfast room, enclosed garden, allocated parking space.
22 Chequer Street, Fenstanton, Huntingdon, Cambridgeshire	PE28 9JQ	Mid Terrace House	2	915	£950	£219	Let Agreed	May-21	2 bed. front and rear gardens, garage and parking close by.
88 Headlands, Fenstanton, Huntingdon, Cambridgeshire	PE28 9LW	Semi Detached House	3	1281	£1,050	£242	Let Agreed	Dec-20	3 bed. entrance hall, cloakroom, kitchen, lounge, cloakroom,conservatory, dressing/study area, with ensuite to master and family bathroom. garage with parking space in front and garden.
(Address Matched Only By Postcode) Flat 3,,Cromwell Court, New Road, St Ive	PE27 5BF	- Flat	1		£725	£167	Let Agreed	Aug-21	1 bed. ground floor. open-plan lounge/kitchen, walk-in shower.
Flat 2, Alexandra Court, East Street, St. Ives, Cambridgeshire	PE27 5FG	- Flat	1		£775	£179	Let Agreed	Jun-21	1 bed. ground floor. open plan kitchen & living area, allocated parking space and communal courtyard area.
(Address Matched Only By Postcode) Flat 5,,Market Hill, St Ive	PE27 5AL	- Flat	1		£825	£190	Let Agreed	Jun-21	1 bed. open plan kitchen & living area, shower room, communal area outside.
(Address Matched Only By Postcode) 10,East Street, St Ive	PE27 5EE	- Flat	1		£700	£162	Let Agreed	Jun-21	1 bed. ground floor.

Scheme	136
Total number of units	20
Unit Types	Houses and Apartments

Archetype	136 - 1-bed - EOT	136 - 1-bed - Flat	136 - 2-bed - MT	136 - 3-bed - EOT
Average VP Value	£ 180,000	£ 166,875	£ 275,000	£ 350,000
Average Market Rent	£ 775	£ 759	£ 900	£ 1,150
Average Unit Size	543	546	825	961
Average £ psf	£332	£306	£333	£364

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) Chequer Street,Chequers Street, Fenstanto	PE28 9JQ	Terraced House	2		£795	£183	Let Agreed	Nov-20	2 bed. enclosed garden and conservatory. single garage and parking included.
26 Robbs Walk, St. Ives, Cambridgeshire	PE27 5NA	- Flat	1		£595	£137	Let Agreed	Apr-21	1 bed. ground floor. garage.
(Address Matched Only By Postcode) Apple Tree Close,Apple Tree Clos	PE28 9FJ	Semi Detached House	2		£850	£196	Let Agreed	Mar-21	2 bed. entrance hall, cloakroom with wc, lounge, kitchen, on street parking. rear garden with shd.
(Address Matched Only By Postcode) Limes Park,Limes Park, St Ive	PE27 5HA	Terraced House	1		£750	£173	Let Agreed	May-21	1 bed. allocted parking, single garage and balcony.
4 Monarch Court, St. Ives, Cambridgeshire	PE27 5BU	Purpose Built Flat	1	409	£650	£150	Let Agreed	Aug-21	1 bed. ground floor. entrance hall, lounge, kitchen, allocated parking space.

Scheme	150
Total number of units	6
Unit Types	Houses only

Archetype	150 - 2-bed - EOT	150 - 2-bed - MT	150 - 2-bed - SD
Average VP Value	£ 277,500	£ 275,000	£ 280,000
Average Market Rent	£ 1,100	£ 1,100	£ 1,100
Average Unit Size	699	699	699
Average £ psf	£397	£393	£400

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
6 Montreal Close, Peacehaven, East Sussex	BN10 8FG	Mid Terrace House	2	603	£1,150	£265	Let Agreed	Aug-21	2 bed. entrance porch, w/c, open plan kitchen/lounge, allocated parking space to the rear.
79 Keymer Avenue, Peacehaven, East Sussex	BN10 8EX	End Terrace House	2	710	£1,100	£254	Let Agreed	Nov-20	2 bed. open plan kitchen & lounge with modern kitchen, family bathroom with shower over bath. private garden and driveway.
96 Keymer Avenue, Peacehaven, East Sussex	BN10 8EX	Mid Terrace House	2	861	£1,100	£254		Dec-20	2 bed. allocated parking, en-suite shower room, rear garden.
(Address Matched Only By Postcode) Beaumont Gardens,Keymer Avenue, Peacehave	BN10 8EX	- House	2		£1,200	£277	Let Agreed	Dec-20	2 bed. master with ensuite shower room, downstairs cloakroom, family bathroom with shower over the bath, two allocated parking spaces with private garden.
42 Montreal Close, Peacehaven, East Sussex	BN10 8FG	End Terrace House	2	710	£1,150	£265	Let Agreed	Jun-21	2 bed. entrance hall, cloakroom, open plan lounge/kitchen. allocated parking space.
73 Keymer Avenue, Peacehaven, East Sussex	BN10 8EX	Semi Detached House	2	667	£1,200	£277	Let Agreed	Jan-21	2 bed. entrance hall, open plan kitchen/dining room. 2 allocated parking spaces. garden to the rear.
54 Flint Way, Peacehaven, East Sussex	BN10 8GN	End Terrace House	2	689	£1,150	£265		Apr-21	2 bed. entrance hall, cloakroom, open plan lounge/kitchen. allocated parking.
11 Westview Close, Peacehaven, East Sussex	BN10 8GA	Mid Terrace House	2	721	£1,075	£248	Let Agreed	May-21	2 bed. off road parking space. sliding patio doors leading onto a decked sun terrace and enclosed garden.

Scheme	157
Total number of units	12
Unit Types	Flats only

Archetype	157 - 1-bed - Flat	157 - 2-bed - Flat
Average VP Value	£ 225,000	£ 275,000
Average Market Rent	£ 875	£ 1,050
Average Unit Size	523	666
Average £ psf	£430	£413

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
5, Highwood House, Longhurst Avenue, Horsham, West Sussex	RH12 1DH	- Flat	2		£1,100	£254	Let Agreed	Apr-21	2 bed. open plan kitchen/lounge, juliette balcony, kitchen with integrated appliances.one allocated parking space.
53 Sargent Way, Broadbridge Heath, Horsham, West Sussex	RH12 3TE	Purpose Built Flat	1		£895	£207	Let Agreed	Apr-21	1 bed. ground floor.open plan kitchen and living area, utility area, communal garden and allocated parking for one vehicle.
59 Sargent Way, Broadbridge Heath, Horsham, West Sussex	RH12 3TE	- Flat	1		£925	£213	Let Agreed	May-21	1 bed. open plan living area and kitchen, utility room and allocated parking.
89 Ellis Road, Broadbridge Heath, Horsham, West Sussex	RH12 3GH	- Flat	2		£1,025	£237	Let Agreed	May-21	2 bed. kitchen, open plan lounge/diner, family bathroom, en-suite shower room, allocated parking space and communal gardens.
2, Highwood House, Longhurst Avenue, Horsham, West Sussex	RH12 1DH	Purpose Built Flat	2		£1,150	£265	Let Agreed	Oct-20	2 bed. allocated parking for one car, communal refuse store, use of the sizeable cycle store, communal courtyard gardens.
15, Highwood House, Longhurst Avenue, Horsham, West Sussex	RH12 1DH	- Flat	2		£1,150	£265	Let Agreed	Jun-21	2 bed. open plan kitchen/living area with balcony, master with en-suite, bath/shower room and utility room.
8 Singleton Road, Broadbridge Heath, Horsham, West Sussex	RH12 3NP	- Flat	1	635	£850	£196	Let Agreed	Jul-20	1 bed. allocated parking. on street parking is also available. enclosed rear garden.
2, Scholars Lodge, Longhurst Avenue, Horsham, West Sussex	RH12 1HA	Purpose Built Flat	1	527	£895	£207	Let Agreed	Jun-20	1 bed. allocated parking and private rear garden/patio.
21 Sargent Way, Broadbridge Heath, Horsham, West Sussex	RH12 3TE	- Flat	2		£1,100	£254		May-20	2 bed. open plan kitchen, master with en suite. allocated parking.
(Address Matched Only By Postcode) 91,Ellis Road, Horsha	RH12 3TE	- Flat	2		£995	£230	Let Agreed	Jul-20	2 bed. ground floor. open-plan fitted kitchen and living area, communal gardens and one allocated parking space
9, Scholars Lodge, Longhurst Avenue, Horsham, West Sussex	RH12 1HA	Purpose Built Flat	1	581	£875	£202	Let Agreed	Mar-21	1 bed. second floor. security entry phone system, open plan double aspect living room/kitchen with juliette balcony. allocated parking space.
61 Sargent Way, Broadbridge Heath, Horsham, West Sussex	RH12 3TE	- Flat	2		£1,025	£237	Let Agreed	Dec-20	2 bed. second floor. open plan sitting room/kitchen, master with ensuite shower room. allocated parking included for one vehicle.
6, Scholars Lodge, Longhurst Avenue, Horsham, West Sussex	RH12 1HA	- Flat	1		£925	£213	Let Agreed	Jul-21	1 bed. allocated parking and a cycle store.

Scheme	180
Total number of units	14
Unit Types	Houses and Apartments

Archetype	180 - 1-bed - Maisonette	180 - 2-bed - EOT	180 - 2-bed - MT	180 - 3-bed - EOT	180 - 3-bed - MT	180 - 4-bed - SD
Average VP Value	£ 115,750	£ 190,000	£ 187,500	£ 265,000	£ 262,500	£ 300,000
Average Market Rent	£ 538	£ 750	£ 750	£ 850	£ 850	£ 1,200
Average Unit Size	563	750	750	926	926	1104
Average £ psf	£205	£253	£250	£286	£284	£272

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
52 Grantham Road, Radcliffe-On-Trent, Nottingham	NG12 2HS	- Flat	1		£600	£138	Let Agreed	Feb-21	1 bed. kitchen, lounge, and bedroom.
26 Belvoir Vale Grove, Bingham, Nottingham	NG13 8QZ	Mid Terrace House	3	1130	£800	£185	Let Agreed	Jul-20	3 bed. kitchen, lounge/diner and wc. driveway for off road parking. rear garden.
29 Nene Way, Bingham, Nottingham	NG13 8YF	Purpose Built Flat	1		£525	£121	Let Agreed	Feb-18	1 bed. entrance hall with stairs leading to, open plan lounge/kitchen/diner, one bedroom and bathroom. outside there is a single garage with parking in front and a downstairs store.
11 Dunsmore Avenue, Bingham, Nottingham	NG13 7AB	Semi Detached House	3		£1,200	£277	Let Agreed	Jun-21	3 bed. enclosed rear garden and two car driveway.
16 Welland Gardens, Bingham, Nottingham	NG13 8YH	Semi Detached House	2		£900	£208	Let Agreed	May-21	2 bed. enclosed rear garde, dining/kitchen, cloakroom, driveway and rear garden.
29 Mallow Way, Bingham, Nottingham	NG13 8XD	Semi Detached House	3	936	£850	£196	Let Agreed	Feb-21	3 bed. entrance hall, kitchen, lounge, french doors leading out on to the enclosed rear garden.
5 Southfield Grove, Bingham, Nottingham	NG13 8HB	Detached House	4	1539	£1,100	£254	Let Agreed	Apr-19	4 bed. master with en-suite, family bathroom, kitchen/diner, separate utility, living room, garage and driveway.
16 Lune Way, Bingham, Nottingham	NG13 8YX	Purpose Built Flat	1	441	£525	£121	Let Agreed	Jan-18	1 bed. open plan kitchen/living room and shower room. allocated parking space.

Scheme	185
Total number of units	6
Unit Types	Flats only

Archetype	185 - 1-bed - Flat
Average VP Value	£ 185,000
Average Market Rent	£ 675
Average Unit Size	488
Average £ psf	£379

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
5 Charles Court, Wivenhoe, Colchester	CO7 9EW	Terraced House	1	517	£595	£137		Apr-20	1 bed. open plan lounge-kitchen, one allocated parking space for tenants use, and an enclosed rear garden.
8 Old Ferry Road, Wivenhoe, Colchester	CO7 9SW	Purpose Built Flat	1	635	£750	£173	Let Agreed	Feb-21	1 bed. first floor apartment, living dining room, french doors.
27 Alexandra Drive, Wivenhoe, Colchester	CO7 9SF	End Terrace House	1		£600	£138	Let Agreed	May-21	1 bed. lounge, kitchen, shower room.
29 Alexandra Drive, Wivenhoe, Colchester	CO7 9SF	Semi Detached House	1		£650	£150		Mar-21	1 bed. living room, kitchen and family bathroom.
11 Nelson Close, Wivenhoe, Colchester	CO7 9FN	- Flat	1		£750	£173	Let Agreed	Apr-21	1 bed. cul de sac.
9 Henrietta Close, Wivenhoe, Colchester	CO7 9HF	Semi Detached House	1	517	£500	£115	Let Agreed	Sep-20	1 bed. sitting room, kitchen, bedroom and bathroom, front gardens and off road parking.
69A Alexandra Drive, Wivenhoe, Colchester	CO7 9SF	Terraced House	1		£725	£167		Aug-21	1 bed. sitting room, kitchen, off road parking.
17 High Street, Wivenhoe, Colchester	CO7 9BE	Terraced House	1		£650	£150	Let Agreed	Aug-20	1 bed. sitting room, kitchen, utility area, no parking.
(Address Matched Only By Postcode) High Street,High Street, Wivenho	CO7 9AF	- Flat	1		£500	£115		Aug-20	1 bed. shared facilities including kitchen, open plan lounge/dining area.
27 Alexandra Drive, Wivenhoe, Colchester	CO7 9SF	End Terrace House	1		£585	£135	Let Agreed	May-20	1 bed. lounge, kitchen and shower room.
(Address Matched Only By Postcode) High Street,High Street, Wivenho	CO7 9AF	- Flat	1		£525	£121	Let Agreed	Sep-20	1 bed. shared facilities including kitchen, open plan lounge/dining area.

Scheme	192
Total number of units	27
Unit Types	Flats only

Archetype	192 - 1-bed - Flat	192 - 2-bed - Flat
Average VP Value	£ 257,000	£ 335,000
Average Market Rent	£ 840	£ 1,000
Average Unit Size	631	705
Average £ psf	£408	£475

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
Flat 2, Bramley Court, Church Road, Paddock Wood, Tonbridge, Kent	TN12 6EU	- Flat	1		£775	£179	Let Agreed	May-20	1 bed. communal entrance hall, entrance hall, bathroom with over bath shower, fitted kitchen. parking space, covered bike storage, enclosed bin storage.
(Address Matched Only By Postcode) Maidstone Road,Maidstone Road, Paddock Woo	TN12 6EB	- Flat	2		£995	£230	Let Agreed	Dec-20	2 bed. first floor. gated gardens and parking with this property.
50 The Ridings, Paddock Wood, Tonbridge, Kent	TN12 6YB	Purpose Built Flat	1		£850	£196	Let Agreed	May-21	1 bed. ground floor. one parking space.
22 The Ridings, Paddock Wood, Tonbridge, Kent	TN12 6YB	Purpose Built Flat	1	506	£750	£173	Let Agreed	Jun-20	1 bed. allocated parking space.
17 Maidstone Road, Paddock Wood, Tonbridge, Kent	TN12 6DE	- Flat	2		£1,000	£231	Let Agreed	Nov-20	2 bed. allocated off-street parking.
Flat 4, 4 Tully Drive, Paddock Wood, Tonbridge, Kent	TN12 6FP	- Flat	2		£1,100	£254	Let Agreed	May-21	2 bed. allocated parking.
(Address Matched Only By Postcode) Flat 1, Bramley Court,Flat 1, Bramley Court, Church Road, Paddock Woo	TN12 6EU	- Flat	1		£775	£179		Jun-20	1 bed. communal entrance hall, entrance hall, bathroom with over bath shower, kitchen, car parking space, covered bike storage, enclosed bin storage.
(Address Matched Only By Postcode) Flat 6, Bramley Court,Flat 6, Bramley Court, Church Road, Paddock Woo	TN12 6EU	- Flat	2		£1,050	£242	Let Agreed	Jun-20	2 bed. first floor. communal entrance hall, entrance hall, cloakroom, kitchen, open plan sitting room.
24 The Ridings, Paddock Wood, Tonbridge, Kent	TN12 6YB	Purpose Built Flat	2	700	£925	£213	Let Agreed	Mar-21	2 bed. off road parking, entrance hall, bathroom, lounge and kitchen.
19 The Ridings, Paddock Wood, Tonbridge, Kent	TN12 6YB	Purpose Built Flat	1	517	£750	£173		Feb-21	1 bed. ground floor.
(Address Matched Only By Postcode) Flat 3, Bramley Court,Flat 3, Bramley Court, Church Road, Paddock Woo	TN12 6EU	- Flat	1		£775	£179		May-20	1 bed. communal entrance hall, entrance hall, bathroom with over bath shower, kitchen, sitting room, car parking space, covered bike storage, enclosed bin storage.

Scheme	221
Total number of units	9
Unit Types	Houses and Apartments

Archetype	221 - 2-bed – EOT	221 - 2-bed - Flat	221 - 2-bed - MT
Average VP Value	£ 227,500	£ 200,000	£ 225,000
Average Market Rent	£ 825	£ 650	£ 825
Average Unit Size	750	541	750
Average £ psf	£303	£370	£300

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
23 Sharnbrook Avenue, Hampton Vale, Peterborough	PE7 8LR	Purpose Built Flat	2	818	£675	£156	Let Agreed	Apr-21	2 bed. garage, jubilee balcony to lounge.
16A Old Bailey Road, Hampton Vale, Peterborough	PE7 8EN	- Flat	2		£650	£150	Let Agreed	Nov-20	2 bed. ground floor. entrance hallway, lounge, diner, kitchen, bathroom with bath and shower cubicle.
40 Sharnbrook Avenue, Hampton Vale, Peterborough	PE7 8LR	Mid Terrace House	2	732	£750	£173		Feb-21	2 bed. entrance hall, cloakroom, kitchen, lounge/dining room. driveway and single garage.
2A Old Bailey Road, Hampton Vale, Peterborough	PE7 8EN	- Flat	2		£599	£138	Let Agreed	Mar-21	2 bed. first floor. open plan living, 1 bathroom with a separate shower and a bath, allocated parking.
45 Clovelly Drive, Hampton Gardens, Peterborough	PE7 8PZ	End Terrace House	2		£820	£189		Feb-21	2 bed. open plan lounge/kitchen with a downstairs wc.
73 Eagle Way, Hampton Vale, Peterborough	PE7 8EL	- Flat	2		£675	£156	Let Agreed	Jun-21	2 bed. garage.
(Address Matched Only By Postcode) 14 Sharnbrook Ave,Sharnbrook Ave, Hampton Vale, Peterboroug	PE7 8LR	Terraced House	2		£800	£185	Let Agreed	Jul-21	2 bed. kitchen, cloakroom and lounge on the ground floor and two bedrooms and a family bathroom on the first floor.

Scheme	223
Total number of units	4
Unit Types	Houses only

Archetype	223 - 1-bed - EOT	223 - 1-bed - SD	223 - 2-bed - MT	223 - 4-bed - EOT
Average VP Value	£ 170,000	£ 175,000	£ 215,000	£ 275,000
Average Market Rent	£ 500	£ 500	£ 700	£ 850
Average Unit Size	455	455	750	1101
Average £ psf	£374	£385	£287	£250

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
40 Balance Hill, Uttoxeter, Staffordshire	ST14 8BT	Terraced House	1	603	£495	£114	Let Agreed	Jul-20	1 bed. interior comprising of kitchen, living room, under stairs storage, double bedroom and bathroom.
20 The Limes, Uttoxeter, Staffordshire	ST14 7FA	Terraced House	4		£825	£190	Let Agreed	Apr-20	4 bed. entrance to hall, play room/dining room, guest wc, dining/kitchen, french doors from the dining area, enclosed garden.
7 Severn Close, Uttoxeter, Staffordshire	ST14 8UJ	Terraced House	2	603	£625	£144	Let Agreed	Aug-20	2 bed. entrance hallway, kitchen, lounge, rear garden.
18 Chaffinch Drive, Uttoxeter, Staffordshire	ST14 8UE	Mid Terrace House	2	721	£675	£156	Let Agreed	Jul-21	2 bed. cul-de-sac.
9 Kestrel Close, Uttoxeter, Staffordshire	ST14 8TB	End Terrace House	2	700	£650	£150	Let Agreed	May-21	2 bed. driveway parking for 2 cars. front and rear gardens. entrance hall, lounge, dining/kitchen.
83 Lark Rise, Uttoxeter, Staffordshire	ST14 8SZ	Mid Terrace House	2		£650	£150	Let Agreed	Jul-21	2 bed. cul-de-sac. rear garden with shed.
5 Severn Close, Uttoxeter, Staffordshire	ST14 8UJ	Terraced House	2	646	£625	£144	Let Agreed	Oct-20	2 bed. entrance hall, sitting room, kitchen, family bathroom, rear garden, off-street car standing.
9 Kestrel Close, Uttoxeter, Staffordshire	ST14 8TB	End Terrace House	2		£625	£144		Sep-20	2 bed. driveway parking for 2 cars. front and rear gardens, rear with patio. entrance hall, lounge, dining kitchen.
(Address Matched Only By Postcode) Chamberlain Close,Chamberlain Close, Uttoxeter, St1	ST14 8ET	Terraced House	4		£850	£196		Aug-20	4 bed. 2 allocated parking spaces, entrance hallway, kitchen, living room, cloakroom with toilet, master with en suite, allocated parking spaces.
21 Westhill, Uttoxeter, Staffordshire	ST14 8BN	End Terrace House	2		£650	£150	Let Agreed	Jun-20	2 bed. parking for one vehicle. rear garden.
6 New Street, Uttoxeter, Staffordshire	ST14 7QS	Mid Terrace House	2	1023	£650	£150	Let Agreed	Jun-21	2 bed. lounge, dining room, kitchen, downstairs wc.
41 New Street, Uttoxeter, Staffordshire	ST14 7QS	End Terrace House	2	1076	£625	£144	Let Agreed	Mar-21	2 bed. private rear yard.
(Address Matched Only By Postcode) Heron Drive,Heron Drive, Uttoxeter, St1	ST14 8TN	End Terrace House	1		£465	£107		Jun-21	1 bed. open plan living, dining/kitchen, family bathroom with shower. off-road parking space, garden to the rear.

Scheme	231
Total number of units	27
Unit Types	Houses and Apartments

Archetype	231 - 1-bed - Flat	231 - 2-bed - Flat	231 - 3-bed - SD
Average VP Value	£ 172,500	£ 222,143	£ 375,000
Average Market Rent	£ 688	£ 846	£ 1,150
Average Unit Size	476	640	787
Average £ psf	£362	£347	£477

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
30 Nutley Way, Bournemouth	BH11 8LD	Semi Detached House	3	1023	£1,300	£300	Let Agreed	May-21	3 bed. lounge/diner, kitchen, rear garden.
8 Saffron Way, Bournemouth	BH11 8TJ	End Terrace House	3	893	£1,400	£323		Apr-21	3 bed. off road parking infront of the garage.
46 Totmel Road, Poole, Dorset	BH17 8BX	Detached House	3		£1,300	£300	Let Agreed	Jul-21	3 bed. kitchen, off road parking, rear garden.
8 Hood Close, Bournemouth	BH10 4DF	Purpose Built Flat	1	581	£775	£179	Let Agreed	Jun-21	1 bed. ground floor.
1629A Wimborne Road, Bournemouth	BH11 9AR	- Flat	2		£775	£179	Let Agreed	May-21	2 bed. lounge, bathroom and kitchen-diner. garden to rear.
230 Wallisdown Road, Bournemouth	BH10 4HZ	Detached House	3	1055	£1,300	£300	Let Agreed	Dec-20	3 bed. entrance hall, living room, kitchen, family dining room, shower room, utility area, family bathroom with bath and overhead shower, w/c, private garden.
Flat 5, Gresham Point, 46-48 Charminster Avenue, Bournemouth	BH9 1SB	Purpose Built Flat	1	484	£825	£190	Let Agreed	Apr-21	1 bed. ground floor. patio doors leading to private patio overlooking communal gardens. allocated parking space.
Flat 13, Yarmouth Court, 6 Yarmouth Road, Poole, Dorset	BH12 1JN	Purpose Built Flat	2	667	£895	£207	Let Agreed	Feb-21	2 bed. garage with additional visitor parking, lounge/diner, kitchen, bathroom with shower over bath, cloakroom, hallway with storage cupboard, communal garden areas.
1 Bennion Road, Bournemouth	BH10 5HR	Purpose Built Flat	2	646	£925	£213	Let Agreed	Jan-21	2 bed. front and rear gardens.

Scheme	241
Total number of units	7
Unit Types	Houses only

Archetype	241 - 3-bed - EOT	241 - 3-bed - MT
Average VP Value	£ 520,000	£ 515,000
Average Market Rent	£ 1,650	£ 1,650
Average Unit Size	1194	1194
Average £ psf	£436	£431

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
7 Cranford Park Road, Hayes, Middlesex	UB3 4PF	Semi Detached House	3	1087	£1,450	£335		Jan-21	3 bed. entrance porch, hallway, lounge/dining room, study, kitchen, bathroom. rear garden.
31 Granville Road, Hayes, Middlesex	UB3 4PL	End Terrace House	3	904	£1,450	£335	Let Agreed	Dec-20	3 bed. kitchen, rear garden and off street parking for two cars.
(Address Matched Only By Postcode) 252-254,Blyth Road, Hayes, Middlesex, Ub	UB3 1HA	- House	3		£1,895	£437		Mar-21	3 bed.
(Address Matched Only By Postcode) 252-254,Blyth Road, Hayes, Middlesex, Ub	UB3 1HA	- House	3		£1,925	£444		Aug-21	3 bed. master with en-suite with a shower. family bathroom with an over the bath shower, open plan living room/kitchen, utility, parking available at an additional cost.
(Address Matched Only By Postcode) 18 Moray Avenue,Moray Avenue, Hayes, Ub3 2A	UB3 2AU	Semi Detached House	3		£1,850	£427	Let Agreed	Mar-21	3 bed. ground floor. open plan dining/reception room, kitchen, downstairs shower room, modern bathroom suite. off street parking with access into the rear garden.
(Address Matched Only By Postcode) 252-254,Blyth Road, Hayes, Middlesex, Ub	UB3 1HA	- House	3		£1,895	£437		Mar-21	3 bed.
(Address Matched Only By Postcode) 41 East Avenue,East Avenue, Hayes, Middlesex, Ub3 2H	UB3 2HP	End Terrace House	3		£1,850	£427		Nov-20	3 bed. end of terrace. entrance hall, dining room, kitchen, family bathroom with separate wc. off street parking and private rear garden.
(Address Matched Only By Postcode) 252-254,Blyth Road, Hayes, Middlesex, Ub	UB3 1HA	- House	3		£1,895	£437		Mar-21	3 bed.

Scheme	252
Total number of units	7
Unit Types	Flats only

Archetype	252 - 1-bed - Flat	252 - 2-bed - Flat
Average VP Value	£ 122,000	£ 150,000
Average Market Rent	£ 535	£ 675
Average Unit Size	459	613
Average £ psf	£266	£245

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
24 Rochester Close, Nuneaton, Warwickshire	CV11 5XL	- Flat	1		£550	£127	Let Agreed	Nov-20	1 bed. first floor.
(Address Matched Only By Postcode) Flat 20,Childes Cour	CV11 5SQ	- Flat	2		£600	£138		Jun-21	2 bed. intercom entrance, entrance hall, bathroom with shower over, lounge and kitchen, gated entranc to car park.
Apartment 2, Royale Place, 247 Queens Road, Nuneaton, Warwickshire	CV11 5NB	- Flat	2		£650	£150	Let Agreed	Aug-21	2 bed. first floor. bathroom/shower/wc, ensuite shower room to the main bedroom, kitchen, allocated parking. allocated parking.
(Address Matched Only By Postcode) Heath End Road,Heath End Road, Nuneaton, Cv1	CV10 7JQ	- Flat	1		£525	£121		Jan-21	1 bed. kitchen/lounge, bathroom with large shower.
(Address Matched Only By Postcode) Flat 2,Silken Court, Cv11 5N	CV11 5NN	- Flat	2		£575	£133	Let Agreed	Nov-20	2 bed. ground floor. off street parking, lounge/diner, kitchen, shower.
Apartment 5, Royale Place, 247 Queens Road, Nuneaton, Warwickshire	CV11 5NB	Purpose Built Flat	2	635	£725	£167	Let Agreed	Dec-20	2 bed.
27, Edward Court, Edward Street, Nuneaton, Warwickshire	CV11 5RU	Purpose Built Flat	1	603	£520	£120		Aug-21	1 bed. secure parking.
28, Edward Court, Edward Street, Nuneaton, Warwickshire	CV11 5RU	Purpose Built Flat	1	570	£525	£121	Let Agreed	May-21	1 bed. secure gated parking, entrance hall, lounge with juliette balcony, kitchen, bathroom and bedroom.
(Address Matched Only By Postcode) 4,Barley House 5 Queens Road Nuneato	CV11 5JL	- Flat	2		£695	£160	Let Agreed	Apr-21	2 bed. entrance hall, open plan living, dining/kitchen area, and shower room.
18 Rochester Close, Nuneaton, Warwickshire	CV11 5XL	- Flat	1		£575	£133	Let Agreed	Apr-21	1 bed.
Flat 22, Childes Court, 23 Henry Street, Nuneaton, Warwickshire	CV11 5SQ	- Flat	2		£575	£133	Let Agreed	Feb-21	2 bed. top floor. allocated parking. communal door entry system. entrance hall, kitchen, lounge, bathroom with shower.
(Address Matched Only By Postcode) Childes Court, 3 Henry Street, Nuneaton,Childes Court, Henry Street, Nuneato	CV11 5SQ	- Flat	1		£550	£127	Let Agreed	Aug-21	1 bed. open plan lounge/kitchen area, family bathroom.
(Address Matched Only By Postcode) 1 Barley House 5,Barley House, Queens Road, Nuneaton, Cv11 5J	CV11 5JL	- Flat	2		£750	£173	Let Agreed	Mar-21	2 bed. entrance hall, open plan living/dining/kitchen area. no parking with this property.

Scheme	252
Total number of units	7
Unit Types	Flats only

Archetype	252 - 1-bed - Flat	252 - 2-bed - Flat
Average VP Value	£ 122,000	£ 150,000
Average Market Rent	£ 535	£ 675
Average Unit Size	459	613
Average £ psf	£266	£245

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) Apartment 1, Foundry House,Apartment 1, Foundry House	CV10 7BG	- Flat	2		£750	£173		Jun-21	2 bed. kitchens, bathroom, under floor heating, balcony, allocated car parking space, intercom system.
(Address Matched Only By Postcode) 65,Marlborough Road, Nuneaton, Cv1	CV11 5PG	- Flat	2		£625	£144	Let Agreed	May-21	2 bed. entrance hall, lounge, bathroom. one allocated parking space.

Scheme	253
Total number of units	6
Unit Types	Houses only

Archetype	253 - 2-bed - EOT	253 - 2-bed - MT	253 - 3-bed - EOT	253 - 3-bed - SD
Average VP Value	£ 305,000	£ 300,000	£ 355,000	£ 355,000
Average Market Rent	£ 1,100	£ 1,100	£ 1,400	£ 1,400
Average Unit Size	840	840	958	926
Average £ psf	£363	£357	£371	£384

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
56 Main Road, Emsworth, Hampshire	PO10 8AU	Mid Terrace House	2	850	£1,100	£254	Let Agreed	Mar-21	2 bed. lounge, dining room, patio doors to the garden, family bathroom with shower over the bath.
1 Wodehouse Close, Emsworth, Hampshire	PO10 7FF	Semi Detached House	3		£1,400	£323	Let Agreed	Jul-21
3 bed. entrance hallway with ground floor cloakroom/wc, sitting room, kitchen/breakfast room, doors opening onto rear garden. the first floor offers a principle bedroom with en-suite shower room, guest bedroom, a single bedroom and a bathroom suite. enclosed rear garden and two allocated parking spaces.

(Address Matched Only By Postcode) Roedeer Close,Roedeer Close, Emsworth Po1	PO10 7GP	End Terrace House	2		£1,100	£254	Let Agreed	Jun-21	2 bed. two allocated parking spaces, cul de sac. entrance hall, cloakroom, lounge, kitchen, patio doors onto the rear garden. master with en suite. enclosed rear garden.
4 Shipwrights Close, Emsworth, Hampshire	PO10 7FE	Semi Detached House	3	926	£1,500	£346	Let Agreed	May-21	3 bed. entrance hall with cloakroom, kitchen, diner, sitting room, family bathroom. side driveway with space for 2 or 3 cars with private rear garden.
18 Wisteria Gardens, Havant, Hampshire	PO9 2FJ	End Terrace House	2		£975	£225	Let Agreed	Jul-21	2 bed. cul-de-sac , parking for two cars.
17 Lupine Road, Havant, Hampshire	PO9 2FT	Semi Detached House	3		£1,400	£323	Let Agreed	Aug-21	3 bed. ground floor, lounge, kitchen, family bathroom, master with en suite. garage and driveway.

Scheme	295
Total number of units	32
Unit Types	Houses and Apartments

Archetype	295 - 1-bed - Flat	295 - 2-bed - D	295 - 2-bed - Flat	295 - 2-bed - SD	295 - 4-bed - SD
Average VP Value	£ 190,000	£ 340,000	£ 240,526	£ 330,000	£ 450,000
Average Market Rent	£ 900	£ 1,150	£ 1,051	£ 1,200	£ 1,550
Average Unit Size	517	704	618	750	1104
Average £ psf	£368	£483	£389	£440	£408

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
40 Thillans, Cranfield, Bedford	MK43 0FZ	Semi Detached House	4		£1,550	£358	Let Agreed	Jun-21	4 bed. garage.
204 Countess Way, Broughton, Milton Keynes	MK10 7EW	- Flat	1		£850	£196	Let Agreed	Jul-20	1 bed. entrance hall, open plan lounge, fitted kitchen with built in appliances, spacious bedroom and fitted bathroom. allocated parking for one car.
(Address Matched Only By Postcode) 4 Brawn Grove,Brawn Grove, Glebe Farm, Milton Keynes, Brawn Grove, Mk1	MK17 8FY	Terraced House	2		£1,050	£242	Let Agreed	Feb-21	2 bed. entrance hall, cloakroom wc, sitting room, kitchen, bathroom garden and parking.
22 Mauretania Way, Brooklands, Milton Keynes	MK10 7HL	Semi Detached House	4		£1,550	£358	Let Agreed	Sep-20	4 bed. entrance hall, cloakroom, lounge, kitchen, dining room. rear garden with storage shed. allocatd parking.
129 Fen Street, Brooklands, Milton Keynes	MK10 7ES	Semi Detached House	4		£1,585	£366	Let Agreed	Jul-21	4 bed. entrance hall, wc, utility room and open plan kitchen, diner with doors to rear garden. master bedroom with en-suite, study, and family bathroom. rear garden and driveway.
(Address Matched Only By Postcode) Flat 4, Swiftsure Drive,Swiftsure Dr, Brooklands, Mk10 7L	MK10 7LS	- Flat	2		£1,250	£288	Let Agreed	Apr-21	2 bed. kitchen, open plan lounge with juliet balcony. master with ensuite. family bathroom. allocated parking and plenty of visitor parking.
Flat 5, 28 Fullers Ground, Eagle Farm South, Milton Keynes	MK17 7BD	- Flat	2		£1,100	£254	Let Agreed	Dec-19	2 bed.
Flat 5, 23 Courtenay Croft, Eagle Farm South, Milton Keynes	MK17 7AN	- Flat	1		£850	£196	Let Agreed	Feb-21	1 bed. first floor. hallway with storage, bathroom, open plan lounge diner and kitchen, allocated parking and landscaped communal gardens.
Flat 1, 28 Fullers Ground, Eagle Farm South, Milton Keynes	MK17 7BD	Purpose Built Flat	2	635	£1,100	£254	Let Agreed	May-21	2 bed. ground floor. living room with doors leading to the terrace, kitchen, family bathroom.
Flat 2, 2 Blue Star Grove, Brooklands, Milton Keynes	MK10 7HB	- Flat	1		£875	£202	Let Agreed	Apr-21	1 bed. top floor. entrance hall, lounge with doors, kitchen, master with en-suite.
19 Collingwood Gardens, Brooklands, Milton Keynes	MK10 7FP	Semi Detached House	2		£1,100	£254	Let Agreed	Oct-20	2 bed. entrance hall, downstairs cloakroom/w.c., lounge, kitchen, family bathroom, rear garden, driveway with parking for 2 cars.

Scheme	328
Total number of units	8
Unit Types	Houses only

Archetype	328 - 2-bed - EOT	328 - 2-bed - MT
Average VP Value	£ 260,000	£ 250,000
Average Market Rent	£ 950	£ 950
Average Unit Size	619	619
Average £ psf	£420	£404

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
116 Rushgreen Road, Lymm, Cheshire	WA13 9QW	Mid Terrace House	2	850	£950	£219	Let Agreed	Jul-21	2 bed. garden, enclosed courtyard.
2 Bridge Meadow, Lymm, Cheshire	WA13 9GH	Purpose Built Flat	2	700	£800	£185	Let Agreed	Mar-21	2 bed. first floor.
(Address Matched Only By Postcode) Dukesbridge Court, Flat 4,New Road, Lymm	WA13 9DU	- Flat	2		£895	£207	Let Agreed	Oct-20	2 bed. entrance hall, living room, kitchen, balcony, master with en-suite and family bathroom. allocated parking.
(Address Matched Only By Postcode) 4 Springbank Gardens,Springbank Gardens, Lym	WA13 9GR	- Flat	2		£750	£173	Let Agreed	Jul-20	2 bed. top floor. garage. energy performance rating d. deposit applicable.
(Address Matched Only By Postcode) Dukesbridge Court, Flat 10,New Road, Lym	WA13 9DU	- Flat	2		£995	£230	Let Agreed	Jun-21	2 bed. open plan lounge/dining area, kitchen, balcony, allocated parking.
45 Pepper Street, Lymm, Cheshire	WA13 0JG	End Terrace House	2	1292	£900	£208	Let Agreed	Jul-20	2 bed.
(Address Matched Only By Postcode) Dukesbridge Court, Flat 3,New Road, Lym	WA13 9DU	- Flat	2		£850	£196	Let Agreed	Jul-20	2 bed. first floor. entrance hall, lounge/dining kitchen. allocated parking.
50 Rushgreen Road, Lymm, Cheshire	WA13 9PR	Mid Terrace House	2	646	£995	£230	Let Agreed	Feb-20	2 bed. two allocated car parking spaces. entrance hallway, cloakroom/wc, open plan living/dining/kitchen, master with en-suite and family bathroom.
(Address Matched Only By Postcode) White Clover Square,White Clover Square, Lymm, Wa1	WA13 0RX	End Terrace House	2		£995	£230		Jan-21	2 bed. off road parking space and garden access.
Apartment 4, The Brow, Eagle Brow, Lymm, Cheshire	WA13 0GL	Purpose Built Flat	2	872	£850	£196		Dec-16	2 double bed. entrance hall, lounge/dining room, kitchen, master with en-suite. private parking for 2 cars.
22 The Cross, Lymm, Cheshire	WA13 0HU	- Flat	2		£825	£190	Let Agreed	Mar-21	2 bed.
(Address Matched Only By Postcode) Flat 7,Springbank Gardens, Lym	WA13 9GR	- Flat	2		£795	£183	Let Agreed	Aug-21	2 bed. allocated parking. entrance hall, kitchen, living/dining room, bathroom with shower above.
7 Springbank Gardens, Lymm, Cheshire	WA13 9GR	Purpose Built Flat	2	721	£775	£179		Oct-20	2 bed. open-plan kitchen-living room, master with en suite, private parking for one car.

Scheme	328
Total number of units	8
Unit Types	Houses only

Archetype	328 - 2-bed - EOT	328 - 2-bed - MT
Average VP Value	£ 260,000	£ 250,000
Average Market Rent	£ 950	£ 950
Average Unit Size	619	619
Average £ psf	£420	£404

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
Flat 6, Lymmbrook, Whitbarrow Road, Lymm, Cheshire	WA13 9AP	- Flat	2		£825	£190	Let Agreed	Jul-21	2 bed. lounge/dining area, open plan fitted kitchen, downstairs w/c., bathroom, communal gardens and allocated parking.
3 The Anchorage, Lymm, Cheshire	WA13 0DX	Terraced House	2	624	£980	£226	Let Agreed	Jul-21	2 bed. entrance hallway, kitchen, lounge and conservatory/dining room.
(Address Matched Only By Postcode) Dukesbridge Court, Flat 8,New Road, Lym	WA13 9DU	- Flat	2		£900	£208		Mar-21	2 bed. open plan lounge/dining kitchen, balcony, allocated parking.

Scheme	340
Total number of units	8
Unit Types	Houses only

Archetype	340 - 2-bed - EOT	340 - 2-bed - SD	340 - 3-bed - SD	340 - 4-bed - SD
Average VP Value	£ 330,000	£ 331,667	£ 375,000	415000
Average Market Rent	£ 1,000	£ 1,000	£ 1,150	1300
Average Unit Size	702	702	830	981
Average £ psf	£470	£472	£452	£423

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
7 Lyspitt Common, Meppershall, Shefford, Bedfordshire	SG17 5GZ	Semi Detached House	3	1076	£1,200	£277	Let Agreed	Aug-21
Three bedroom semi-detached home, kitchen/diner, living room with door leading to rear garden. master bedroom with ensuite and two further bedrooms. family bathroom and ground floor cloakroom. double depth car port with parking for two vehicles. gas central heated.

35 River View, Shefford, Bedfordshire	SG17 5FL	Terraced House	4	1302	£1,350	£312	Let Agreed	Apr-21	Four bed townhouse, master bedroom with an en-suite, modern kitchen, living room, off road parking.
45 Bridge View, Shefford, Bedfordshire	SG17 5FT	Terraced House	4	1324	£1,350	£312	Let Agreed	Dec-20	Well presented four bedroom home in a cul-de-sac location. enclosed garden to the rear and allocated car parking.
79 Bronte Avenue, Stotfold, Hitchin, Hertfordshire	SG5 4FB	Semi Detached House	4		£1,500	£346		Nov-20
4 bed house, master suite to top floor with en-suite shower room. three further bedrooms and a family bathroom, kitchen/dining room and lounge with french doors leading to the garden with private gated driveway and garage access.

30, Riverside, Pix Court, Arlesey, Bedfordshire	SG15 6GH	Purpose Built Flat	1	807	£695	£160	Let Agreed	May-21	2nd floor apartment. kitchen, lounge with juliette balcony, double bedroom and bathroom with electric shower. allocated parking. gas central heating and double glazing.
2 Clifton Road, Henlow, Bedfordshire	SG16 6BD	Semi Detached House	3		£1,250	£288		Jul-21	3-bed semi-detached. open plan living space and good size bedrooms with parking for two cars.
(Address Matched Only By Postcode) The Sidings,The Sidings, Lower Stondon - Ref D29The	SG16 6FJ	Semi Detached House	3		£1,150	£265	Let Agreed	Feb-21	Three bedroom semi detached house. living room and spacious kitchen / diner. three double bedrooms. enclosed garden to the rear, garage and gas central heating.
7 Harrow Way, Shefford, Bedfordshire	SG17 5GG	End Terrace House	3		£1,025	£237	Let Agreed	Jan-21
Three bedroom end of terraced house, built by bovis in 2014.  kitchen, three good sized bedrooms including master en suite & family bathroom.  outside - enclosed rear garden with side gate as well as off road parking for 2/3 vehicles.

246 High Street, Arlesey, Bedfordshire	SG15 6TD	Mid Terrace House	3	958	£1,200	£277	Let Agreed	May-21	3-bed house. lounge, kitchen/breakfast room & downstairs bathroom. 2 double sized bedrooms, a large rear garden, housing summerhouse fitted with power.
38 Station Road, Lower Stondon, Henlow, Bedfordshire	SG16 6JL	- Flat	1		£650	£150	Let Agreed	Aug-21	One bedroom flat. accessed via a private gate, this flat benefits from an open plan kitchen, lounge, dining area, one double bedroom, bathroom and outdoor space to the front of the property.
19 Astral Close, Lower Stondon, Henlow, Bedfordshire	SG16 6EL	Mid Terrace House	2	635	£925	£213	Let Agreed	Feb-21	A modern and well prested two bedroom house with garden that has been refurbished throughout. living room, kitchen/diner, two bedrooms, bathroom and garden.
(Address Matched Only By Postcode) Flat 203 ,Hampden House Apartment 203, Arlesey, Beds Sg15 6Rs	SG15 6AR	- Flat	1		£625	£144	Let Agreed	Aug-21	1-bed flat. living room, kitchen, double bedroom, bathroom, allocated parking space to the rear of the apartment block.
4 Wren Gardens, Henlow, Bedfordshire	SG16 6GF	- House	2		£975	£225		Sep-20	2-bed semi detached property. lounge, kitchen, family bathroom and two bedrooms. enclosed rear garden and parking.

Scheme	340
Total number of units	8
Unit Types	Houses only

Archetype	340 - 2-bed - EOT	340 - 2-bed - SD	340 - 3-bed - SD	340 - 4-bed - SD
Average VP Value	£ 330,000	£ 331,667	£ 375,000	415000
Average Market Rent	£ 1,000	£ 1,000	£ 1,150	1300
Average Unit Size	702	702	830	981
Average £ psf	£470	£472	£452	£423

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
3 Dove House Drive, Henlow, Bedfordshire	SG16 6DH	Semi Detached House	2	753	£975	£225	Let Agreed	Apr-21	Modern two bedroom semi-detached house. kitchen/diner. lounge. enclosed rear garden. off road parking.
(Address Matched Only By Postcode) 25,Pix Court, Arlesey, Sg1	SG15 6GH	- Flat	1		£750	£173	Let Agreed	May-21	1-bed apartment with an allocated parking space. lounge, kitchen, double bedroom includes a built in wardrobe.
39 Palmerston Way, Stotfold, Hitchin, Hertfordshire	SG5 4FP	Semi Detached House	4		£1,395	£322	Let Agreed	Dec-20	4-bed, three storey semi-detached house with car port, dining area open plan to kitchen, lounge with juliette balcony, master bedroom with ensuite shower room. enclosed garden to the rear.
1 Station Road, Arlesey, Bedfordshire	SG15 6RG	Detached House	2		£850	£196	Let Agreed	Apr-21
Two bedroom detached house. lounge with french doors to enclosed courtyard. kitchen/breakfast room, two bedrooms with fitted wardrobes. bathroom with shower over bath. gas central heating and double glazing.

16 Birch Grove, Lower Stondon, Henlow, Bedfordshire	SG16 6EH	Mid Terrace House	3	1130	£1,050	£242		Feb-21	Three bedroom townhosue. enclosed garden to the rear. lounge, kitchen/diner, allocated parking to the front of the property.

Scheme	341
Total number of units	27
Unit Types	Houses and Apartments

Archetype	341 - 1-bed - Maisonette	341 - 2-bed - EOT	341 - 2-bed - MT	341 - 2-bed - SD	341 - 3-bed - EOT	341 - 3-bed - SD	341 - 4-bed - SD
Average VP Value	£ 245,000	£ 315,000	£ 310,000	£ 320,000	£ 370,000	£ 400,000	£ 450,000
Average Market Rent	£ 788	£ 1,250	£ 1,250	£ 1,250	£ 1,450	£ 1,450	£ 1,550
Average Unit Size	612	839	839	839	925	958	1108
Average £ psf	£401	£375	£369	£381	£400	£418	£406

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
21 Palmers Field Avenue, Chichester, West Sussex	PO19 6YE	Semi Detached House	3		£1,350	£312	Let Agreed	Apr-21	3 bed. off road parking and a garage. entranceway with downstairs cloakroom, kitchen, living room/dining room with sliding patio doors to rear garden.
(Address Matched Only By Postcode) 20,Joseph Lancaster Lane Keepers Green Po1	PO19 6ET	Semi Detached House	3		£1,500	£346	Let Agreed	Jun-21
3 bed. private garden and driveway parking. entrance to lounge, kitchen/dining room with french doors to garden, cloakroom on the ground floor, upstairs master with en suite shower room and  family bathroom.

Flat 1, Longacre House, Longacres Way, Chichester, West Sussex	PO20 2JG	- Flat	1		£875	£202	Let Agreed	Dec-20	1 bed. ground floor. entrance hallway with storage, open plan living with lounge/dining area, kitchen, bathroom with a shower over the bath. allocated parking, secure cycle store and bin store.
(Address Matched Only By Postcode) 19,Sandpiper Road, Chicheste	PO20 2JN	Semi Detached House	2		£1,250	£288	Let Agreed	Jun-21	2 bed. two bedroom, fitted kitchen, downstairs wc, lounge, rear enclosed garden. allocated parking.
24 Fairman Road, Westhampnett, Chichester, West Sussex	PO18 0GD	Terraced House	2		£1,100	£254	Let Agreed	Feb-21	2 bed. entrance hallway, lounge, kitchen, doors opening onto rear garden, cloakroom/wc, and family bathroom suite with shower over bath. garden with storage shed and off road parking.
17 Sandpiper Road, Chichester, West Sussex	PO20 2JN	Terraced House	2		£1,250	£288	Let Agreed	Jul-21	2 bed. kitchen, downstairs wc, lounge, patio doors onto the rear enclosed garden, family bathroom with shower over bath. allocated parking.
20 Sandpiper Road, Chichester, West Sussex	PO20 2JN	Terraced House	2		£1,250	£288	Let Agreed	Jul-21	2 bed. kitchen, downstairs wc, lounge, patio doors onto the rear enclosed garden. allocated parking.
10, Price House, Liberator Place, Chichester, West Sussex	PO19 7BP	- Flat	1		£900	£208	Let Agreed	Jun-21	1 bed. second floor. off road parking. communal entrance, entry phone system, entrance hall, open plan kitchen, sitting room, kitchen.
53 Graylingwell Drive, Chichester, West Sussex	PO19 6AN	Semi Detached House	3		£1,350	£312	Let Agreed	Dec-20	3 bed. off road parking and rear garden.
(Address Matched Only By Postcode) 3,Joys Croft, Chicheste	PO19 7NJ	- Flat	1		£865	£200	Let Agreed	Aug-21	1 bed. ground floor. private courtyard garden with allocated parking space.
42 Wealden Drive, Westhampnett, Chichester, West Sussex	PO18 0SF	Semi Detached House	4		£1,550	£358	Let Agreed	Nov-20	4 bed. reception room with dooes to rear garden, a kitchen/breakfast room and cloakroom, and a family bathroom. rear garden with single garage and parking in fornt for two cars.
5 Shelby Drive, Westhampnett, Chichester, West Sussex	PO18 0GT	Semi Detached House	2		£1,150	£265	Let Agreed	Aug-21	2 bed. entrance hall, kitchen, living room, dining area and downstairs wc, family bathroom with shower over bath. rear garden with shed and off road parking.
14 Wealden Drive, Westhampnett, Chichester, West Sussex	PO18 0SF	Semi Detached House	4		£1,575	£363	Let Agreed	Jun-21	4 bed. open plan modern kitchen/dining room, sitting room with balcony, master en suite, rear facing garden, double garage.

Scheme	341
Total number of units	27
Unit Types	Houses and Apartments

Archetype	341 - 1-bed - Maisonette	341 - 2-bed - EOT	341 - 2-bed - MT	341 - 2-bed - SD	341 - 3-bed - EOT	341 - 3-bed - SD	341 - 4-bed - SD
Average VP Value	£ 245,000	£ 315,000	£ 310,000	£ 320,000	£ 370,000	£ 400,000	£ 450,000
Average Market Rent	£ 788	£ 1,250	£ 1,250	£ 1,250	£ 1,450	£ 1,450	£ 1,550
Average Unit Size	612	839	839	839	925	958	1108
Average £ psf	£401	£375	£369	£381	£400	£418	£406

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
6 Hamilton Way, Westhampnett, Chichester, West Sussex	PO18 0GG	Semi Detached House	2		£1,300	£300	Let Agreed	Aug-21	2 bed. off road parking for two cars. doors leading out to garden at rear.
10 Lillywhite Road, Westhampnett, Chichester, West Sussex	PO18 0SQ	Semi Detached House	4		£1,450	£335		May-21	4 bed. sitting/dining room, rear garden, cloakroom and kitchen/breakfast, en suite shower and a bathroom on the first floor. front and rear gardens, garage and drive.
7 Shelby Drive, Westhampnett, Chichester, West Sussex	PO18 0GT	Semi Detached House	2		£1,150	£265	Let Agreed	Mar-21	2 bed. entrance hallway, kitchen, living room with dining area and downstairs wc and family bathroom with shower over bath. rear garden with shed, as well as off road parking for two cars.
(Address Matched Only By Postcode) Tern Crescent,Commodore House, Shopwhyk	PO20 2GF	- Flat	1		£895	£207	Let Agreed	Feb-21	1 bed. kitchen, open plan living dining room. allocated parking.

Scheme	362
Total number of units	16
Unit Types	Houses only

Archetype	362 - 2-bed - EOT	362 - 2-bed - MT	362 - 3-bed - SD
Average VP Value	£ 180,000	£ 173,571	£ 215,000
Average Market Rent	£ 717	£ 707	£ 800
Average Unit Size	649	623	753
Average £ psf	£277	£279	£285

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
162 Woone Lane, Clitheroe, Lancashire	BB7 1BN	Semi Detached House	3		£825	£190	Let Agreed	May-21	3 bed. hallway, lounge, cloakroom, dining/kitchen and conservatory. rear garden with shed and off road parking for 2 cars.
1 Taylor Street, Clitheroe, Lancashire	BB7 1NL	End Terrace House	2	818	£475	£110	Let Agreed	Jun-21	2 bed. entrance hall, open-plan lounge/kitchen/dining room.
24 Littlemoor Road, Clitheroe, Lancashire	BB7 1ES	Terraced House	2		£600	£138	Let Agreed	May-21	2 bed. sitting room, living room, kitchen, two bedrooms and bathroom. rear yard which provides off-road parking.
(Address Matched Only By Postcode) 8,Legion Close, Clitheroe, Bb7 1G	BB7 1GU	Semi Detached House	3		£850	£196	Let Agreed	Sep-20	3 bed. cul-de-sac, entrance hall, lounge, cloakroom, dining/kitchen, en-suite shower room to the master and family bathroom. enclosed rear garden and private parking to the front.
(Address Matched Only By Postcode) 90 Hayhurst Street,Hayhurst Street, Clitheroe, Lancashire, Bb	BB7 1ND	Terraced House	2		£585	£135		Dec-20	2 bed. vestibule, lounge, living room, kitchen, and family bathroom.
44 Edward Drive, Clitheroe, Lancashire	BB7 1FF	Semi Detached House	3		£795	£183	Let Agreed	Jul-21	3 bed. entrance hall, kitchen, cloakroom, lounge, family bathroom suite, car parking at the front for two cars with garden and patio to the rear.
2-4 Taylor Street, Clitheroe, Lancashire	BB7 1NL	Mid Terrace House	2	646	£475	£110		Dec-20	2 bed. off street parking to the rear. enclosed garden.
42 Montague Street, Clitheroe, Lancashire	BB7 2EB	Semi Detached House	3		£850	£196	Let Agreed	Feb-21	3 bed. cloakroom, dining kitchen, lounge, en-suite to the master and family bathroom. rear garden, driveway, single garage.
(Address Matched Only By Postcode) 24 Colthirst Drive,Colthirst Drive, Clitheroe, Lancashire, Bb	BB7 2EJ	Semi Detached House	2		£575	£133	Let Agreed	Feb-21	2 bed. entrance hallway, lounge, conservatory, kitchen and a family bathroom. driveway parking to the side and a private garden to the rear.
172 Woone Lane, Clitheroe, Lancashire	BB7 1BN	End Terrace House	3		£800	£185	Let Agreed	May-21	3 bed. enclosed rear garden and allocated parking for 2 cars.
(Address Matched Only By Postcode) 51 Mearley Syke,Mearley Syke, Clitheroe, Lancashire, Bb	BB7 1JG	Semi Detached House	2		£610	£141	Let Agreed	Jul-20	2 bed. cul de sac,entrance porch, lounge, kitchen and conservatory. driveway, front & rear gardens.
7 Brownlow Street, Clitheroe, Lancashire	BB7 1EG	Terraced House	2		£575	£133	Let Agreed	Mar-21	2 bed. living room, dining kitchen, and attic conversion.
(Address Matched Only By Postcode) 45 Peel Street,Peel Street, Clitheroe, Lancashire, Bb	BB7 1NH	Terraced House	2		£645	£149	Let Agreed	Oct-20	2 bed. open plan lounge & dining room, kitchen, rear decked courtyard.

Scheme	368
Total number of units	33
Unit Types	Houses and Apartments

Archetype	368 - 1-bed - Flat	368 - 2-bed - EOT	368 - 2-bed - MT	368 - 2-bed - SD	368 - 3-bed - EOT	368 - 3-bed - MT	368 - 3-bed - SD
Average VP Value	£ 130,000	£ 175,000	£ 165,000	£ 177,500	£ 220,000	£ 225,000	£ 235,000
Average Market Rent	£ 500	£ 750	£ 750	£ 750	£ 850	£ 850	£ 850
Average Unit Size	490	721	721	721	882	882	882
Average £ psf	£265	£243	£229	£246	£249	£255	£266

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
2A Cross Street, Buxton, Derbyshire	SK17 7EG	Semi Detached House	3		£700	£162	Let Agreed	Jan-21	3 bed. lounge with under stairs storage, kitchen, utility room and downstairs wc, and family bathroom with shower over bath. garden to rear.
81 Queens Road, Buxton, Derbyshire	SK17 7ER	Mid Terrace House	2	947	£650	£150	Let Agreed	Mar-21	2 bed. enclosed courtyard garden.
5 Beelow Close, Dove Holes, Buxton, Derbyshire	SK17 8BX	Semi Detached House	3	829	£695	£160	Let Agreed	Nov-20	3 bed. kitchen, bathroom, garden and off road parking.
(Address Matched Only By Postcode) 11 The Wood Field,The Woodfield, Foxlow Fields, Ashbourne Road, Buxto	SK17 9RZ	Semi Detached House	3		£800	£185	Let Agreed	Mar-21	3 bed. kitchen/diner, cloakroom, lounge, family bathroom with shower over bath. garden. 2 parking spaces.
10 Wains Close, Dove Holes, Buxton, Derbyshire	SK17 8DX	Semi Detached House	3		£750	£173	Let Agreed	Jul-21	3 bed. rear garden and off road parking.
25C Hardwick Square South, Buxton, Derbyshire	SK17 6QA	- Flat	1		£650	£150		Aug-21	1 bed. ground floor apartment. vestibule, open plan lounge/dining/kitchen, allocated parking and garden.
18 Otter Court, Buxton, Derbyshire	SK17 6ZD	Mid Terrace House	3		£850	£196	Let Agreed	Aug-21	3 bed. ground floor. open plan living accommodation. two allocated parking spaces as well as an enclosed private couryard garden to the rear.

Scheme	400
Total number of units	13
Unit Types	Houses and Apartments

Archetype	400 - 1-bed - Flat	400 - 4-bed - SD
Average VP Value	£ 140,000	£ 330,000
Average Market Rent	£ 650	£ 1,250
Average Unit Size	505	1084
Average £ psf	£277	£305

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
14 Bailey Lane, Wilton, Salisbury	SP2 0FS	Terraced House	4		£1,300	£300	Let Agreed	Feb-21	4 bed. french doors open onto rear garden. two allocated parking spaces at the front of the property.
46A Tournament Road, Salisbury	SP2 9LG	- Flat	1		£650	£150	Let Agreed	Aug-21	1 bed. first floor. off road parking. open plan kitchen/sitting room. off road parking for one car is to the front of the property.
2 Golding Grove, Wilton, Salisbury	SP2 0FN	Detached House	4		£1,395	£322	Let Agreed	Jul-21	4 bed. entrance hall, kitchen/dining room, utility room, wc/cloakroom, en-suite shower room. driveway, garage.
10 Sarum Close, Salisbury	SP2 7LE	- Flat	1	409	£650	£150	Let Agreed	Feb-21	1 bed. open plan kitchen into the lounge area.
46B Tournament Road, Salisbury	SP2 9LG	- Flat	1		£650	£150	Let Agreed	Aug-21	1 bed. ground floor. off road parking. private entrance, entrance hall, open plan kitchen/sitting room, en-suite shower room. off road parking for one car is to the front of the property.
Flat, 46-48 Lower Road, Quidhampton, Salisbury	SP2 9AT	- Flat	1		£650	£150	Let Agreed	Apr-21	1 bed. living room, kitchen and bathroom, and an allocated parking space.
67 Oakley Road, Wilton, Salisbury	SP2 0FA	Semi Detached House	4		£1,300	£300	Let Agreed	Jul-21
4 bed. kitchen/dining room, sitting room with patio doors opening onto the garden, utility cupboard and downstairs cloakroom, and family bathroom. garden to the rear of the property, off road parking for two cars to the front.

29 Sassoon Close, Salisbury	SP2 9LR	End Terrace House	4		£1,150	£265	Let Agreed	Nov-20	4 bed. entrance hall, cloakroom, fitted kitchen/breakfast room, sitting/dining room, en suite shower room and family bathroom, enclosed rear garden.
4 Bailey Lane, Wilton, Salisbury	SP2 0FS	Terraced House	4	1421	£1,287	£297	Let Agreed	Jul-21	4 bed.
5 Sarum Close, Salisbury	SP2 7LE	Purpose Built Flat	1	366	£625	£144	Let Agreed	Jun-21	1 bed. first floor. communal entrance hall, lounge open to kitchen, bathroom with electric shower over the bath.

Scheme	405
Total number of units	51
Unit Types	Houses and Apartments

Archetype	405 - 1-bed - Flat	405 - 2-bed - EOT	405 - 2-bed - MT	405 - 2-bed - SD	405 - 3-bed - D	405 - 3-bed - EOT	405 - 3-bed - MT	405 - 3-bed - SD	405 - 4-bed - SD
Average VP Value	£ 167,500	£ 235,000	£ 230,000	£ 240,000	£ 300,000	£ 285,000	£ 280,000	£ 290,000	£ 340,000
Average Market Rent	£ 738	£ 900	£ 900	£ 900	£ 1,250	£ 1,150	£ 1,150	£ 1,150	£ 1,275
Average Unit Size	577	631	631	631	1390	872	872	872	1260
Average £ psf	£290	£373	£365	£380	£216	£327	£321	£333	£270

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
22 Bailey Close, Picket Piece, Andover, Hampshire	SP11 6WF	End Terrace House	2	786	£875	£202	Let Agreed	Mar-21	2 bed. en suite, downstairs cloakroom, underfloor heating.
40 Silks Way, Andover, Hampshire	SP11 6UU	End Terrace House	3		£1,050	£242		Feb-21	3 bed. entrance hall, cloakroom, living room, kitchen, master bedroom with en-suite shower room, family bathroom, enclosed rear garden, driveway parking.
(Address Matched Only By Postcode) 3 Stalls Crescent,Stalls Crescent, Andover, Sp11 6L	SP11 6LF	Semi Detached House	2		£925	£213	Let Agreed	May-21	2 bed. entrance hall, downstairs cloakroom, living room, kitchen/diner, master bedroom with en-suite, enclosed rear garden and driveway parking.
26 Adams Road, Picket Piece, Andover, Hampshire	SP11 6UY	Mid Terrace House	2	829	£895	£207	Let Agreed	Aug-20	2 bed. entrance hall, storage cupboard, cloakroom, kitchen, living/dining room, enclosed rear garden. driveway parking and garage.
39 Jockey Way, Andover, Hampshire	SP11 6ZW	Semi Detached House	3		£1,095	£253	Let Agreed	May-20	3 bed. off-road parking to the side of the property.
(Address Matched Only By Postcode) 266,4 Bedroom Ex Showhome, Pickets Piece Andove	SP11 6WL	- House	4		£1,625	£375		Apr-21
4 bed. entrance hallway, downstairs cloakroom, large open plan kitchen/breakfast room, utility room, conservatory, rear garden, study, dining room, master with ensuite, and family bathroom with bath and separate shower. driveway parking and garage.

117 Quicksilver Way, Andover, Hampshire	SP11 6TW	Semi Detached House	2	850	£850	£196	Let Agreed	Aug-20	2 bed. downstairs clockroom, ensuite to master, and allocated parking.
(Address Matched Only By Postcode) Blinker Way,Picket Twenty, Andover, Sp1	SP11 6TE	- Flat	1		£645	£149	Let Agreed	Aug-20	1 bed. living room, kitchen, bathroom with bath and power-shower, allocated parking space.
3 Bridle Close, Andover, Hampshire	SP11 6WZ	Semi Detached House	2	732	£895	£207	Let Agreed	Oct-20	2 bed. cul-de-sac, entrance hallway, open plan kitchen / living room, cloakroom. enclosed rear garden with shed. two parking spaces.
6 Blinker Way, Andover, Hampshire	SP11 6TE	Purpose Built Flat	1	474	£675	£156	Let Agreed	Aug-20	1 bed. first floor. communal entrance, entrance hallway, kitchen, living room, bathroom with shower over bath, allocated parking,
(Address Matched Only By Postcode) 69 Halter Way,Halter Way, Andover, Sp11 6X	SP11 6XL	Terraced House	2		£850	£196	Let Agreed	Aug-20	2 bed. open plan kitchen/living area, cloakroom, enclosed rear garden, off road parking.
111 Quicksilver Way, Andover, Hampshire	SP11 6TW	Semi Detached House	3	1012	£995	£230	Let Agreed	May-20	3 bed. entrance hall, cloakroom, kitchen, lounge with french doors opening on to the garden. off road parking.
25 Levy Close, Andover, Hampshire	SP11 6TG	Semi Detached House	2	775	£925	£213	Let Agreed	Jun-20	2 bed. sitting room, kitchen, and cloakroom, rear garden and allocated parking for 2.
(Address Matched Only By Postcode) 16,Picket Twent	SP11 6ZH	Semi Detached House	2		£900	£208	Let Agreed	Feb-21	2 bed. entrance porch, cloakroom, living room and kitchen/dining room with doors leading to the garden. enclosed rear garden with patio and lawn areas and driveway parking for two vehicles.
113 Picket Twenty Way, Andover, Hampshire	SP11 6TJ	- Flat	1		£750	£173	Let Agreed	Jun-21	1 bed. kitchen, bathroom and allocated parking,

Scheme	405
Total number of units	51
Unit Types	Houses and Apartments

Archetype	405 - 1-bed - Flat	405 - 2-bed - EOT	405 - 2-bed - MT	405 - 2-bed - SD	405 - 3-bed - D	405 - 3-bed - EOT	405 - 3-bed - MT	405 - 3-bed - SD	405 - 4-bed - SD
Average VP Value	£ 167,500	£ 235,000	£ 230,000	£ 240,000	£ 300,000	£ 285,000	£ 280,000	£ 290,000	£ 340,000
Average Market Rent	£ 738	£ 900	£ 900	£ 900	£ 1,250	£ 1,150	£ 1,150	£ 1,150	£ 1,275
Average Unit Size	577	631	631	631	1390	872	872	872	1260
Average £ psf	£290	£373	£365	£380	£216	£327	£321	£333	£270

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
15 Bobbin Road, Andover, Hampshire	SP11 6WU	Detached House	4		£1,395	£322	Let Agreed	Apr-21	4 bed. kitchen/dining room, living room, downstairs study and cloakroom. double garage and off road parking.
51 Jockey Way, Andover, Hampshire	SP11 6ZW	Terraced House	2		£900	£208	Let Agreed	Nov-20	2 bed. living room, kitchen, garden, bathroom two upstairs bedrooms.
16 Arcaro Road, Andover, Hampshire	SP11 6ZH	Semi Detached House	2		£900	£208	Let Agreed	Jul-21	2 bed. entrance porch, cloakroom, living room and kitchen/dining room with doors leading to the garden. enclosed rear garden with driveway parking for two vehicles.
(Address Matched Only By Postcode) Halter Way,Halter Way, Andover, Sp1	SP11 6XL	End Terrace House	3		£1,150	£265		Mar-21	3 bed. 2 dedicated car park slots and garden access.
19 Quicksilver Way, Andover, Hampshire	SP11 6TW	Semi Detached House	3	1399	£1,150	£265	Let Agreed	Aug-20	3 bed. entrance hall, living room, kitchen/dining room, utility room, cloakroom, family bathroom, master with en suite. enclosed rear garden and two allocated parking spaces.
15 Pearman Drive, Andover, Hampshire	SP10 2SB	Detached House	4	1507	£1,250	£288	Let Agreed	May-21	4 bed. off street parking and garage, complete with electrical operated doors.
3 Quicksilver Way, Andover, Hampshire	SP11 6TW	Semi Detached House	3		£1,200	£277	Let Agreed	Nov-20	3 bed. entrance hall, living room, kitchen, utility, cloakroom, master with ensute. enclosed garden with garage.
(Address Matched Only By Postcode) 3,Picket Twent	SP11 6LD	Detached House	4		£1,450	£335		Nov-20	4 bed. entrance hallway, living room, kitchen / family room with utility area and cloakroom, and family bathroom. master has en suite. enclosed rear garden, single garage and driveway parking.
117 Quicksilver Way, Andover, Hampshire	SP11 6TW	Semi Detached House	2		£850	£196		Mar-20	2 bed. cloakroom, allocated parking.
39 Saddle Way, Andover, Hampshire	SP11 6XP	End Terrace House	2	980	£1,050	£242	Let Agreed	Jun-21	2 bed. ground floor, open plan kitchen, lounge with door to downstairs cloakroom and patio doors to rear garden. allocated parking and a garage.
97 Quicksilver Way, Andover, Hampshire	SP11 6TW	Semi Detached House	2		£895	£207	Let Agreed	May-20	2 bed. rear garden, shed, and garage.

Scheme	442
Total number of units	8
Unit Types	Houses and Apartments

Archetype	442 - 2-bed - Flat	442 - 2-bed – SD	442 - 3-bed - SD
Average VP Value	£ 207,500	£ 267,500	£ 310,000
Average Market Rent	£ 775	£ 850	£ 1,150
Average Unit Size	668	798	1083
Average £ psf	£311	£335	£286

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
233 High Street, Offord Cluny, St. Neots, Cambridgeshire	PE19 5RT	End Terrace House	3		£1,150	£265		Jul-21	3 bed. entrance hall, lounge, dining room, kitchen, conservatory, three bedrooms and a family bathroom. enclosed rear garden, garage and driveway.
11 Park Way, Offord Cluny, St. Neots, Cambridgeshire	PE19 5RW	Semi Detached House	3		£1,100	£254	Let Agreed	May-21	3 bed. entrance hall, dining room, lounge, shower room, kitchen, stairs and landing, family bathroom. garage and garden.
5, The Old Granary, Carters Boatyard, Mill Road, Buckden, St. Neots, Cambridgeshire	PE19 5RY	- Flat	2		£875	£202	Let Agreed	Jul-21	2 bed. top floor. lounge, kitchen, balconies, and bathroom.
(Address Matched Only By Postcode) 26,Longhall Road Buckde	PE19 5WD	Semi Detached House	2		£1,200	£277	Let Agreed	Nov-20	2bed. entrance lobby, living room, kitchen, utility, wc, ensuite shower room, family bathroom, off road parking for 2 vehicles. rear garden with shed.
(Address Matched Only By Postcode) Manor Gardens,Manor Gardens, Buckde	PE19 5TW	Semi Detached House	3		£920	£212	Let Agreed	Oct-20	3 bed. enclosed rear garden and allocated parking available.
38 Church Street, Buckden, St. Neots, Cambridgeshire	PE19 5TP	Terraced House	2		£925	£213	Let Agreed	Aug-21	2 bed. garage.
223 High Street, Offord Cluny, St. Neots, Cambridgeshire	PE19 5RT	Mid Terrace House	3		£875	£202		Aug-21	3 bed. kitchen and bathroom, lounge, dining room, hall, stairs and landing. communal rear gradens.
38 Church Street, Buckden, St. Neots, Cambridgeshire	PE19 5TP	Semi Detached House	3		£950	£219		Nov-20	3 bed. off road parking.
9 Silver Street, Buckden, St. Neots, Cambridgeshire	PE19 5TS	Purpose Built Flat	2	732	£780	£180	Let Agreed	Aug-21	2 bed. ground floor. off road parking. shared garden. kitchen, entrance hall, living room, family bathroom.
19 Manor Close, Buckden, St. Neots, Cambridgeshire	PE19 5XR	Semi Detached House	3	883	£850	£196	Let Agreed	Feb-21	3 bed. lounge, kitchen, bathroom, garden, garage.
2, The Towers, High Street, Buckden, St. Neots, Cambridgeshire	PE19 5TA	- Flat	2		£750	£173	Let Agreed	May-21	2 bed. entrance hallway, lounge/diner, kitchen, shower room, communal car park.
(Address Matched Only By Postcode) 54,Brampto	PE28 4GQ	Semi Detached House	2		£1,050	£242	Let Agreed	Sep-20	2 bed. two allocated parking spaces, rear garden.

Scheme	448
Total number of units	25
Unit Types	Houses and Apartments

Archetype	448 - 1-bed - Maisonette	448 - 2-bed - SD	448 - 3-bed - D	448 - 3-bed - SD	448 - 4-bed - D
Average VP Value	£ 170,000	£ 285,000	£ 380,000	£ 375,000	£ 485,000
Average Market Rent	£ 750	£ 925	£ 1,150	£ 1,150	£ 1,400
Average Unit Size	548	631	874	874	1247
Average £ psf	£310	£452	£435	£429	£389

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
52 Shearwater Avenue, Fareham, Hampshire	PO16 8YQ	Detached House	3	1023	£1,350	£312	Let Agreed	Mar-21	3 bed. entrance porch, lounge, dining room/study kitchen, en suite shower room, family bathroom, garden and garage.
12 Boxwood Close, Fareham, Hampshire	PO16 8TQ	Semi Detached House	3		£1,100	£254	Let Agreed	Nov-20	3 bed. enclosed garden, garage and parking.
(Address Matched Only By Postcode) 82 Wicor Mill Lane,Portchester Wicor Mill Lane Unfurnishe	PO16 9EL	- Flat	1		£725	£167	Let Agreed	Sep-20	1 bed. ground floor. entrance porch, lounge, hallway, bathroom, kitchen, conservatory, encosed garden. two allocated parking spaces.
26 Ribble Gardens, Fareham, Hampshire	PO16 8FJ	Terraced House	3		£1,250	£288	Let Agreed	Mar-21	3 bed. cul de sac. entrance hall, understairs storage, downstairs cloakroom/wc, kitchen, living room, patio doors to the rear garden. double length driveway.
(Address Matched Only By Postcode) The Linnets,The Linnetts, Condor Avenue, Fareha	PO16 8QW	Semi Detached House	2		£875	£202	Let Agreed	May-20	2 bed. cul de sac, entrance hall, kitchen, lounge/diner with doors to rear garden. garage with driveway parking.
236A White Hart Lane, Fareham, Hampshire	PO16 9AU	Conversion Flat	1	517	£725	£167	Let Agreed	May-21	1 bed. private garden and off road parking. entrance hall, lounge, bathroom.
8 Hollands Close, Portsmouth	PO6 4FE	Semi Detached House	4		£1,450	£335		Aug-21	4 bed. two allocated parking spaces, lounge, kitchen/dining room, family bathroom, down stairs cloakroom and garden to the rear.
(Address Matched Only By Postcode) Hopkins Close,Hopkins Clos	PO6 4SP	Semi Detached House	2		£950	£219	Let Agreed	Mar-21	2 bed. entrance hallway with cloakroom, kitchen, lounge/diner with patio doors, family bathroom with shower over the bath. two allocated parking spaces.
8 Saxon Shore Road, Portsmouth	PO6 4QF	Detached House	3	969	£1,095	£253	Let Agreed	Jan-21	3 bed. kitchen, wc and lounge/diner with french doors onto private rear garden, family bathroom, private rear garden, allocated parking and garage.
30 Shrubbery Close, Fareham, Hampshire	PO16 9BX	Detached House	3	1238	£1,300	£300		Jun-21	3 bed. rear garden. lounge/diner, kitchen, bathroom, utility, downstairs wc.
(Address Matched Only By Postcode) 49 Windmill Grove,Windmill Grove, Fareham, Hampshire, Po1	PO16 9HU	End Terrace House	3		£1,000	£231	Let Agreed	Aug-20	3 bed. off street parking, kitchen, bathroom, driveway parking and enclosed rear garden.
Flat 7, Temeraire House, Oysell Gardens, Fareham, Hampshire	PO16 8GF	Purpose Built Flat	1	506	£725	£167	Let Agreed	Oct-20	1 bed. allocated parking space. open plan kitchen/lounge, family bathroom. cul-de-sac.
24 Wagtail Way, Fareham, Hampshire	PO16 8PN	Purpose Built Flat	1	463	£700	£162	Let Agreed	Jun-21	1 bed. courtyard garden , communal parking.

Scheme	448
Total number of units	25
Unit Types	Houses and Apartments

Archetype	448 - 1-bed - Maisonette	448 - 2-bed - SD	448 - 3-bed - D	448 - 3-bed - SD	448 - 4-bed - D
Average VP Value	£ 170,000	£ 285,000	£ 380,000	£ 375,000	£ 485,000
Average Market Rent	£ 750	£ 925	£ 1,150	£ 1,150	£ 1,400
Average Unit Size	548	631	874	874	1247
Average £ psf	£310	£452	£435	£429	£389

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
15 The Peregrines, Fareham, Hampshire	PO16 8QU	Mid Terrace House	2	840	£925	£213	Let Agreed	May-21	2 bed. rear garden and driveway parking.
3 Merton Crescent, Portchester, Fareham, Hampshire	PO16 9NL	Detached House	4		£1,450	£335	Let Agreed	May-20	3 bed. open plan kitchen/diner, rear garden with shed, family bathroom and downstairs shower room. driveway with parking for two cars and utility room.
18 Shrubbery Close, Fareham, Hampshire	PO16 9BX	Terraced House	2		£875	£202	Let Agreed	Sep-20	2 bed. entrance hallway, kitchen, lounge, conservatory, rear garden. two allocated parking spaces.
1B White Hart Lane, Fareham, Hampshire	PO16 9BW	Semi Detached House	3	1485	£1,500	£346	Let Agreed	Feb-21	3 bed. downstairs cloakroom, kitchen/breakfast room, lounge/diner, garden, en suite shower room, family bathroom, rear garden.
4 St. Catherines Way, Fareham, Hampshire	PO16 8RL	Semi Detached House	4		£1,475	£340	Let Agreed	Aug-21	4 bed. double garage, parking for several vehicle and rear garden.

Scheme	483
Total number of units	3
Unit Types	Houses only

Archetype	483 - 2-bed - SD
Average VP Value	£ 290,000
Average Market Rent	£ 950
Average Unit Size	855
Average £ psf	£339

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
38 Windermere Drive, Biggleswade, Bedfordshire	SG18 8LT	Semi Detached House	2		£800	£185	Let Agreed	Sep-20	2 bed. entrance hall, lounge, kitchen, bathroom and a garden.
69 Honeysuckle Close, Biggleswade, Bedfordshire	SG18 8ST	Semi Detached House	2	603	£750	£173	Let Agreed	Nov-20	2 bed. kitchen, lounge/diner and bathroom. two allocated parking spaces to the front.
174 Lincoln Crescent, Biggleswade, Bedfordshire	SG18 8HR	Mid Terrace House	2	700	£700	£162		May-21	2 bed. entrance hall, kitchen, living room, family bathroom suite. allocated parking space.
32 Windermere Drive, Biggleswade, Bedfordshire	SG18 8LT	Terraced House	2	635	£825	£190	Let Agreed	Jul-21	2 bed. kitchen, lounge/diner, bathroom, front garden and off road parking for 1 car.
153 Mead End, Biggleswade, Bedfordshire	SG18 8JX	Semi Detached House	2	1012	£1,050	£242	Let Agreed	Apr-21	2 bed. lounge and kitchen/diner leading into the conservatory which leads into the enclosed garden.
25 Tulip Close, Biggleswade, Bedfordshire	SG18 8TR	Mid Terrace House	2	710	£875	£202	Let Agreed	Nov-20	2 bed.
9 Durham Close, Biggleswade, Bedfordshire	SG18 8HZ	Mid Terrace House	2	721	£895	£207	Let Agreed	Jan-21	2 bed. allocated parking to the front of the property.
(Address Matched Only By Postcode) 6 Chervil Close,Chervil Close, Biggleswade, Bedfordshire, Sg1	SG18 8WJ	End Terrace House	2		£850	£196	Let Agreed	Aug-20	2 bed. rear garden, off road parking to the front for two cars.
(Address Matched Only By Postcode) 14 Tulip Close,Tulip Close, Biggleswade, Bedfordshire, Sg1	SG18 8TR	End Terrace House	2		£875	£202	Let Agreed	Sep-20	2 bed. rear garden and allocated parking for three vehicles.
(Address Matched Only By Postcode) 7 Tulip Close,Tulip Close, Biggleswade, Bedfordshire, Sg1	SG18 8TR	Terraced House	2		£850	£196	Let Agreed	Jul-20	2 bed. kitchen, lounge diner, two first floor bedrooms and a family bathroom. externally there is a front and rear gardens.
17 Grasmere Road, Biggleswade, Bedfordshire	SG18 8QN	Terraced House	2	678	£900	£208	Let Agreed	Aug-21	2 bed. kitchen/diner, storage in the entrance hallway, living room, family bathroom with a corner bath with shower over. allocated parking and enclosed garden.
8 Honeysuckle Close, Biggleswade, Bedfordshire	SG18 8ST	End Terrace House	2	689	£875	£202	Let Agreed	Sep-20	2 bed. cul-de-sac, hallway, lounge, kitchen and family bathroom, private rear garden and allocated parking spot to the front.

Scheme	492
Total number of units	7
Unit Types	Flats only

Archetype	492 - 1-bed - Flat	492 - 2-bed - Flat
Average VP Value	£ 175,000	£ 250,000
Average Market Rent	£ 775	£ 925
Average Unit Size	567	745
Average £ psf	£309	£336

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
17 Wooton Court, New Bradwell, Milton Keynes	MK13 0AX	- Flat	2		£895	£207		Jun-21	2 bed. ground floor. open plan living area, kitchen, patio doors and en-suite. seperate family bathroom. allocated parking.
28 Wooton Court, New Bradwell, Milton Keynes	MK13 0AX	- Flat	1		£750	£173	Let Agreed	Jul-21	1 bed. top floor. lounge, kitchen, shower room. the property has a secure entrance and allocated parking.
18A High Street, New Bradwell, Milton Keynes	MK13 0BU	- Flat	1		£750	£173	Let Agreed	Apr-21	1 bed. ground floor. shower room, kitchen/diner and bathroom. allocated parking.
32 Wooton Court, New Bradwell, Milton Keynes	MK13 0AX	- Flat	2		£850	£196		Oct-20	2 bed.
12A Cawarden, Stantonbury, Milton Keynes	MK14 6AH	- Flat	1		£725	£167	Let Agreed	Jul-20	1 bed. open plan kitchen/living/dining area. driveway parking
84, Hamilton House, Lonsdale, Wolverton, Milton Keynes	MK12 5FR	- Flat	1		£825	£190	Let Agreed	Sep-20	1 bed. communal entrance, entrance hall, kitchen/lounge with doors out to balcony, and shower room. parking for one car.
Flat 5, The Old Country Arms, 189 Newport Road, New Bradwell, Milton Keynes	MK13 0AL	Conversion Flat	1		£680	£157	Let Agreed	Apr-21	1 bed. top floor. entrance hall leading lounge, kitchen and bathroom with shower. off road parking and communal garden.
32 Wooton Court, New Bradwell, Milton Keynes	MK13 0AX	- Flat	2		£850	£196	Let Agreed	Nov-20	2 bed.
8 Blackwood Crescent, Blue Bridge, Milton Keynes	MK13 0LP	Purpose Built Flat	1	388	£750	£173	Let Agreed	Mar-21	1 bed. ground floor. entrance hall, lounge/dining room, kitchen. allocated parking and a communal rear garden.
20 Wooton Court, New Bradwell, Milton Keynes	MK13 0AX	Purpose Built Flat	2	710	£850	£196		Sep-20	2 bed. ground floor. communal entrance, entrance hall, open plan living area, kitchen/diner, master bedroom with en-suite, and family bathroom. the property has allocated off road parking.
22 Wooton Court, New Bradwell, Milton Keynes	MK13 0AX	- Flat	2		£850	£196	Let Agreed	Jun-21	2 bed. lounge/diner open to kitchen, en suite shower, family bathroom. allocated parking space.
17 Wooton Court, New Bradwell, Milton Keynes	MK13 0AX	- Flat	2	560	£895	£207	Let Agreed	Jul-21	2 bed. open plan living area, kitchen, patio doors and en-suite, and family bathroom. allocated parking.
36 Wooton Court, New Bradwell, Milton Keynes	MK13 0AX	- Flat	2		£800	£185	Let Agreed	Jan-21	2 bed. cul de sac. open plan living room/kitchen, master with en suite. allocated parking space.

Scheme	492
Total number of units	7
Unit Types	Flats only

Archetype	492 - 1-bed - Flat	492 - 2-bed - Flat
Average VP Value	£ 175,000	£ 250,000
Average Market Rent	£ 775	£ 925
Average Unit Size	567	745
Average £ psf	£309	£336

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
16 Wooton Court, New Bradwell, Milton Keynes	MK13 0AX	- Flat	2	£800	£185		Jul-21	2 bed. open plan living/kitchen area, ensuite to master, family bathroom and allocated parking.
42, Hamilton House, Lonsdale, Wolverton, Milton Keynes	MK12 5FL	- Flat	1	£850	£196	Let Agreed	Jul-21	1 bed. communal entrance, entrance hall, lounge/diner, kitchen and shower room. communal gardens and parking for one car.
(Address Matched Only By Postcode) 62,Lonsdale, Wolverton, Milton Keyne	MK12 5FR	- Flat	1	£795	£183	Let Agreed	Aug-20	1 bed. 6th floor. juliet balcony, bathroom, open plan lounge/kitchen.

Scheme	502
Total number of units	3
Unit Types	Houses and Apartments

Archetype	502 - 1-bed - Flat	502 - 3-bed - SD
Average VP Value	£ 240,000	£ 450,000
Average Market Rent	£ 895	£ 1,400
Average Unit Size	538	1002
Average £ psf	£446	£449

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
92 Greenfield Road, Farnham, Surrey	GU9 8TQ	Semi Detached House	3	1012	£1,300	£300	Let Agreed	Aug-21	3 bed. rear garden and driveway parking for numerous cars.
36 Riverdale, Wrecclesham, Farnham, Surrey	GU10 4PH	Semi Detached House	3	1001	£1,350	£312	Let Agreed	May-20	3 bed. off street parking, garage and a garden.
48 Baldreys, Farnham, Surrey	GU9 8RH	Semi Detached House	3	1033	£1,495	£345	Let Agreed	Dec-20	3 bed. rear garden, driveway, parking for 1 car.
10 Pottery Court, Wrecclesham, Farnham, Surrey	GU10 4QW	Terraced House	3	1367	£1,495	£345	Let Agreed	Mar-21	3 bed. entrance hall with cloakroom, kitchen, sitting/dining, conservatory. garage and one allocated parking space.
(Address Matched Only By Postcode) Heather Close,Heather Close, Farnham, Gu	GU9 8SD	Terraced House	3		£1,395	£322		Nov-20	3 bed. rear garden and off road parking. cul-de-sac.
30 St. Peters Gardens, Wrecclesham, Farnham, Surrey	GU10 4QX	Semi Detached House	3	883	£1,595	£368	Let Agreed	May-21	3 bed. kitchen, bathroom, hallway and reception rooms.
3 St. Thomas Close, Farnham, Surrey	GU9 8AT	Terraced House	3		£1,250	£288	Let Agreed	Jul-20	3 bed. cul-de-sac. kitchen, lounge/diner, patio doors onto the rear garden.
19 Upper Way, Farnham, Surrey	GU9 8RG	Semi Detached House	3	829	£1,350	£312	Let Agreed	Aug-20	3 bed. living room, kitchen/breakfast room overlooking the rear garden, and a family bathroom. driveway providing off road parking for one car.
21 Broad Ha'Penny, Wrecclesham, Farnham, Surrey	GU10 4TF	End Terrace House	1		£725	£167	Let Agreed	May-21	1 bed. cul-de-sac.
22 Broad Ha'Penny, Wrecclesham, Farnham, Surrey	GU10 4TF	Mid Terrace House	1	560	£775	£179	Let Agreed	Jun-21	1 bed. cul-de-sac. allocated parking space.

Scheme	545
Total number of units	3
Unit Types	Flats only

Archetype	545 - 1-bed - Flat	545 - 2-bed - Flat
Average VP Value	£ 140,000	£ 182,500
Average Market Rent	£ 575	£ 625
Average Unit Size	504	527
Average £ psf	£278	£346

Rental Comparab
les - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
8 Fisher Terrace, Ramsey, Huntingdon, Cambridgeshire	PE26 1BF	- Flat	2		£695	£160	Let Agreed	Mar-21	2 bed. garage.
54 High Street, Ramsey, Huntingdon, Cambridgeshire	PE26 1AA	Conversion Flat	2	915	£625	£144	Let Agreed	Mar-21	2 bed. rear courtyard garden.
6, Banbury Apartments, Cricketfield Lane, Ramsey, Huntingdon, Cambridgeshire	PE26 1FE	Purpose Built Flat	2	678	£695	£160	Let Agreed	Jul-21	2 bed. lounge/dining, kitchen, off road parking, plus an additional space in front.
4 Wyatt Close, Ramsey, Huntingdon, Cambridgeshire	PE26 1LG	- Flat	1	527	£525	£121	Let Agreed	Aug-21	1 bed. entrance hall leading to kitchen and living room, bathroom, garage with parking.
10 Fisher Terrace, Ramsey, Huntingdon, Cambridgeshire	PE26 1BF	- Flat	2		£675	£156	Let Agreed	Jan-21	2 bed. first floor. two allocated parking spaces.
Flat 2, 3 Mews Close, Ramsey, Huntingdon, Cambridgeshire	PE26 1BP	- Flat	1		£525	£121		Apr-21	1 bed. first floor. open plan living room/kitchen area, bathroom, and allocated parking.
11 Fisher Terrace, Ramsey, Huntingdon, Cambridgeshire	PE26 1BF	Conversion Flat	2		£675	£156	Let Agreed	Sep-20	2 bed. single garage and parking.
16 Vinery Court, Ramsey, Huntingdon, Cambridgeshire	PE26 1JZ	- Flat	1		£485	£112		Jun-21	1 bed. ground floor. kitchen, lounge, bathroom and communal garden. off street parking.

Scheme	553
Total number of units	24
Unit Types	Houses and Apartments

Archetype	553 - 1-bed - Flat	553 - 2-bed - EOT	553 - 2-bed - Flat	553 - 2-bed - MT	553 - 2-bed - SD	553 - 3-bed - EOT	553 - 3-bed - MT
Average VP Value	£ 190,000	£ 242,500	£ 225,000	£ 237,500	£ 247,500	£ 290,000	£ 285,000
Average Market Rent	£ 700	£ 825	£ 800	£ 825	£ 825	£ 900	£ 925
Average Unit Size	505	548	592	548	548	932	978
Average £ psf	£376	£443	£380	£434	£452	£311	£292

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
111 Ruffles Road, Haverhill, Suffolk	CB9 0JY	End Terrace House	3	840	£925	£213	Let Agreed	Jul-21	3-bed house. lounge/diner and kitchen to ground floor. bedrooms with built in wardrobes, family bathroom. enclosed garden to the rear and two allocated parking spaces adjacent to the property.
48 Elmdon Place, Haverhill, Suffolk	CB9 0AH	End Terrace House	3		£850	£196		Aug-21	3-bed house. recently redecorated. lounge, kitchen/diner, enclosed garden to the rear. allocated parking space.
39, Coral House, Withersfield Road, Haverhill, Suffolk	CB9 9JZ	Purpose Built Flat	2		£715	£165	Let Agreed	Apr-21	Ground floor two bedroom apartment. lounge, kitchen, two bedrooms, bathroom, allocated parking, secured entry and communal garden area.
(Address Matched Only By Postcode) Flat 41, Coral House,Withersfield Road, Haverhill, Suffolk, Cb	CB9 9JZ	- Flat	2		£725	£167	Let Agreed	Apr-21	2 bed first floor flat. lounge, kitchen/diner, good sized master, secured entry, allocated parking, communal garden space.
(Address Matched Only By Postcode) 33,Waters Edge, Haverhil	CB9 9JZ	- Flat	2		£715	£165	Let Agreed	Jun-21	2-bedsecond floor apartment. lounge, kitchen, two bedrooms, bathroom, secured door entry and one allocated parking space.
78 Hales Barn Road, Haverhill, Suffolk	CB9 9SE	Semi Detached House	2	710	£825	£190	Let Agreed	Aug-21	2-bed end of terrace house. lounge, modern fitted kitchen, double bedrooms with en-suite shower room to main bedroom. externally there is low maintenance enclosed garden to rear and parking.
33 Sperling Drive, Haverhill, Suffolk	CB9 9SG	Semi Detached House	3	1421	£1,000	£231	Let Agreed	Apr-21	3 double bedroom semi-detached townhouse. large kitchen/breakfast room with separate dining room, as well as ensuite to master & garage, allocated parking.
10 Billings Close, Haverhill, Suffolk	CB9 9SA	Purpose Built Flat	1	657	£710	£164	Let Agreed	Mar-21	1-bed first floor apartment. lounge with a juliette balcony, kitchen, double bedroom with built in storage and family bathroom. carport providing off road parking and ground floor storage cupboard.
36 Tudor Close, Haverhill, Suffolk	CB9 8NS	Detached House	3		£975	£225	Let Agreed	Jan-21
3 bedroom detached family home, lounge, large kitchen/ diner, three double bedrooms with en-suite to the main bedroom and family bathroom.  enclosed garden to the rear with off road parking for at least two vehicles to the side.

33 Withersfield Road, Haverhill, Suffolk	CB9 9HF	Terraced House	2		£850	£196	Let Agreed	Aug-21	2-bed house. lounge, open plan kitchen/diner and downstairs wc, two bedrooms with family bathroom. off street parking and low maintenance rear garden.
7 Chapelwent Road, Haverhill, Suffolk	CB9 9SB	- Flat	1		£695	£160	Let Agreed	Jul-19	1-bed coach house. lounge/diner, kitchen, bedroom and bathroom and one carport space.
(Address Matched Only By Postcode) 44,Queen Street, Haverhill, Suffolk, Cb	CB9 9EF	- Flat	2		£700	£162	Let Agreed	Aug-21	2-bed first floor flat. open plan kitchen/diner/lounge, two bedrooms and bathroom. allocated parking to the rear of the block.
11 Ash Grove, Haverhill, Suffolk	CB9 9HT	Semi Detached House	2	840	£795	£183		Apr-21	2-bed semi-detached property with large lounge/diner with 2 double bedrooms and large enclosed rear garden.

Scheme	553
Total number of units	24
Unit Types	Houses and Apartments

Archetype	553 - 1-bed - Flat	553 - 2-bed - EOT	553 - 2-bed - Flat	553 - 2-bed - MT	553 - 2-bed - SD	553 - 3-bed - EOT	553 - 3-bed - MT
Average VP Value	£ 190,000	£ 242,500	£ 225,000	£ 237,500	£ 247,500	£ 290,000	£ 285,000
Average Market Rent	£ 700	£ 825	£ 800	£ 825	£ 825	£ 900	£ 925
Average Unit Size	505	548	592	548	548	932	978
Average £ psf	£376	£443	£380	£434	£452	£311	£292

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
53, Teal House, Withersfield Road, Haverhill, Suffolk	CB9 9JZ	- Flat	1		£650	£150	Let Agreed	Dec-20	Top floor 1-bed apartment. open plan lounge/kitchen, double bedroom and bathroom. allocated parking for one vehicle.
9 Dalham Place, Haverhill, Suffolk	CB9 0AL	Terraced House	3		£825	£190	Let Agreed	Apr-21	3-bed house benefiting from spacious lounge, dining room, kitchen and 3 bedrooms. enclosed garden to the rear.
(Address Matched Only By Postcode) 60 Waters Edge,Waters Edge, Withersfield Road, Haverhil	CB9 9JZ	- Flat	2		£700	£162	Let Agreed	Jul-21	2-bed apartment. allocated parking space and comprises two bedrooms, sitting room, kitchen and bathroom.
86 Hales Barn Road, Haverhill, Suffolk	CB9 9SE	End Terrace House	2		£825	£190	Let Agreed	Dec-20
Two bedroom end of terrace property benefitting from wc, kitchen / diner, master bedroom with en-suite facilities and allocated parking. the property has been fully redecorated and new flooring installed throughout.

82 Hales Barn Road, Haverhill, Suffolk	CB9 9SE	Terraced House	2	753	£825	£190	Let Agreed	Feb-21
Well presented mid terrace house, accommodation comprising  lounge, kitchen, two double bedrooms with en-suite shower room to master and family bathroom.  there is an enclosed garden to the rear and off road parking to the side of the property.

4 Masons Close, Haverhill, Suffolk	CB9 9SN	Mid Terrace House	2	840	£850	£196	Let Agreed	Jul-21	A newly decorated two bedroom terraced house in a cul de sac location. the property benefits from fitted kitchen, new carpets, south east facing garden, and allocated parking space.
26 Elmdon Place, Haverhill, Suffolk	CB9 0AQ	Terraced House	3		£995	£230	Let Agreed	Jul-21	Three bedroom property, recently refurbished, open plan kitchen/diner, lounge, cloakroom, three bedrooms and bathroom. outside, there is a landscaped rear garden.
18, Sapphire House, Withersfield Road, Haverhill, Suffolk	CB9 9JZ	- Flat	1		£695	£160	Let Agreed	Jan-18	One bedroom first floor flat. master bedroom; large double room, neutrally decorated with carpeted flooring and built in wardrobes. lounge/diner, kitchen; bathroom.

Scheme	573
Total number of units	8
Unit Types	Houses only

Archetype	573 - 2-bed - EOT	573 - 2-bed - MT
Average VP Value	£ 150,000	£ 145,000
Average Market Rent	£ 600	£ 600
Average Unit Size	631	631
Average £ psf	£238	£230

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
29 Spencer Close, Alsager, Stoke-On-Trent	ST7 2TA	Semi Detached House	2		£695	£160	Let Agreed	Mar-21	2 bed. lounge, open plan kitchen, off road parking and garden.
19 Cranford Mews, Alsager, Stoke-On-Trent	ST7 2YJ	Terraced House	2		£595	£137	Let Agreed	Aug-21	2 bed. entrance, lounge, dining/kitchen, family bathroom. ample off road parking.
32 Coronation Avenue, Alsager, Stoke-On-Trent	ST7 2JX	Semi Detached House	2		£650	£150		Apr-21	2 bed. kitchen, lounge area, downstairs w/c, family bathroom. off road parking and garage.
4 Cross Street, Alsager, Stoke-On-Trent	ST7 2PE	Mid Terrace House	2		£550	£127	Let Agreed	Mar-21	2 bed. lounge, kitchen, bathroom, bath with shower over.
153 Talke Road, Alsager, Stoke-On-Trent	ST7 2PP	Terraced House	2		£575	£133	Let Agreed	Feb-21	2 bed. entrance hall, lounge, kitchen/diner, rear is a patio.
8 Fields Road, Alsager, Stoke-On-Trent	ST7 2NA	Mid Terrace House	2	872	£650	£150		Mar-20	2 bed. bathroom, kitchen, lounge, dining room, rear garden with shed.
150 Crewe Road, Alsager, Stoke-On-Trent	ST7 2JA	End Terrace House	2	538	£595	£137	Let Agreed	Jun-21	2 bed. open plan lounge/kitchen/utility. off road parking.
10 Plough Croft, Alsager, Stoke-On-Trent	ST7 2JY	Semi Detached House	2	861	£600	£138	Let Agreed	Apr-20	2 bed. off road parking for two vehicles. entrance hall, patio doors to the rear, kitchen. rear garden and patio area.
31 Cranford Mews, Alsager, Stoke-On-Trent	ST7 2YJ	End Terrace House	2	753	£595	£137	Let Agreed	Dec-20	2 bed. cul de sac. driveway. entrance vestibule, lounge and dining/kitchen with french doors leading to the rear garden, family bathroom. rear garden.
163 Talke Road, Alsager, Stoke-On-Trent	ST7 2PP	Terraced House	2		£675	£156	Let Agreed	Jun-21	2 bed. entrance hall, lounge, open plan kitchen/diner, rear gardens and off road parking to the rear.

Scheme	579
Total number of units	2
Unit Types	Flats only

Archetype	579 - 2-bed - Flat
Average VP Value	£ 150,000
Average Market Rent	£ 650
Average Unit Size	688
Average £ psf	£218

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
54 Blenheim Way, Watton, Thetford, Norfolk	IP25 6XS	- Flat	2	452	£575	£133		May-20	2 bed. lounge, kitchen, bathroom. off road parking and a storage shed come with the property. rear garden.
38 Canberra Road, Carbrooke, Thetford, Norfolk	IP25 6GQ	Purpose Built Flat	2	700	£575	£133	Let Agreed	Feb-21	2 bed. entrance hallway, open plan kitchen/living room, living area, bathroom. enclosed rear garden area.
(Address Matched Only By Postcode) 75B,Watto	IP25 6DH	- Flat	2		£495	£114	Let Agreed	May-21	2 bed. bathroom, sitting room with dining space and fitted kitchen. off road parking for one vehicle.
57 Lancaster Avenue, Watton, Thetford, Norfolk	IP25 6GW	Purpose Built Flat	2	538	£625	£144	Let Agreed	Jun-21	2 bed. bathroom, open plan living area, off road parking.
12F Harvey Street, Watton, Thetford, Norfolk	IP25 6EH	- Flat	2		£600	£138	Let Agreed	Nov-20	2 bed. bathroom, shower over the bath and wc. kitchen and bathroom. communal gardens and an allocated parking space.
9 Bowes Close, Watton, Thetford, Norfolk	IP25 6UR	- Flat	2		£675	£156	Let Agreed	Aug-21	2 bed. top floor apartment. shared secure entrance, open-plan sitting room, kitchen, and family bathroom. two an allocated parking space.
58D High Street, Watton, Thetford, Norfolk	IP25 6AH	- Flat	2		£550	£127	Let Agreed	Sep-20	2 bed. entrance hall, living room/diner, kitchen, bathroom.
40 Canberra Road, Carbrooke, Thetford, Norfolk	IP25 6GQ	Purpose Built Flat	2	743	£600	£138	Let Agreed	Aug-21	2 bed. entrance hall, open plan lounge/diner, kitchen, bathroom with shower over bath.
(Address Matched Only By Postcode) 24 Washington Drive,Washington Drive, Watton,	IP25 6GY	- Flat	2		£595	£137		May-20	2 bed. kitchen, living area, bathroom with shower over the bath. allocated parking space and garage.
(Address Matched Only By Postcode) 82B,High Street, Watto	IP25 6AH	- Flat	2		£675	£156	Let Agreed	Jul-21	2 bed. kitchen, lounge, bathroom, and a study. no allocated parking.

Scheme	588
Total number of units	27
Unit Types	Houses and Apartments

Archetype	588 - 1-bed - Flat	588 - 2-bed - EOT	588 - 2-bed - Flat	588 - 2-bed - SD	588 - 3-bed - EOT	588 - 3-bed - MT	588 - 4-bed - EOT	588 - 4-bed - MT	588 - 4-bed - SD
Average VP Value	£ 170,000	£ 300,000	£ 218,750	£ 300,000	£ 327,500	£ 325,000	£ 415,000	£ 412,500	£ 420,000
Average Market Rent	£ 700	£ 900	£ 813	£ 900	£ 1,300	£ 1,300	£ 1,500	£ 1,500	£ 1,500
Average Unit Size	544	788	726	788	942	942	1086	1086	1086
Average £ psf	£313	£381	£301	£381	£348	£345	£382	£380	£387

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) 3,Teasel Crescent, Houghton Regis, Dunstabl	LU5 6SF	Semi Detached House	3		£1,310	£302	Let Agreed	Aug-21	3 bed. open plan kitchen/dining area, living room, french windows which overlook garden.
(Address Matched Only By Postcode) Peppercorn Way,Peppercorn Way, Dunstabl	LU6 1EL	- Flat	1		£725	£167	Let Agreed	Dec-20	1 bed. off road parking and intercom system. entrance hall, bathroom with shower over the bath, living room, kitchen.
68 Arnald Way, Houghton Regis, Dunstable, Bedfordshire	LU5 5UN	End Terrace House	2	646	£900	£208	Let Agreed	Feb-20	2 bed. conservatory and driveway. cul-de-sac.
(Address Matched Only By Postcode) French'S Gate,Frenchs Gate, Dunstable, Lu6 1B	LU6 1BG	- Flat	2		£850	£196	Let Agreed	Jun-21	2 bed. second floor. living room, kitchen, bathroom with a shower over the bath. video entry system and a garage with drive.
(Address Matched Only By Postcode) 52,Harebell Gardens, Dunstabl	LU5 6RR	Semi Detached House	3		£1,390	£321	Let Agreed	Jul-21	3 bed. living room, hallway and wc. french windows opening onto and overlooking the rear garden. family bathroom complete with a bath and shower.
(Address Matched Only By Postcode) 24,Harebell Gardens, Houghton Regis, Dunstabl	LU5 6RR	Semi Detached House	3		£1,390	£321	Let Agreed	Mar-21	3 bed. living room, hallway, wc, living/kitchen, french windows opening onto and overlooking the rear garden.
37 Arnald Way, Houghton Regis, Dunstable, Bedfordshire	LU5 5UN	Semi Detached House	2	797	£875	£202	Let Agreed	Jul-20	2 bed. conservatory and driveway for parking. cul de sac.
(Address Matched Only By Postcode) 78,Harebell Gardens, Dunstable, Bedfordshir	LU5 6RR	Semi Detached House	4		£1,590	£367	Let Agreed	Jan-21	4 bed. living room, wc and hallway leading to the rear of the property, kitchen/dining area, french windows which take you into your own private rear garden.
60 Peppercorn Way, Dunstable, Bedfordshire	LU6 1EL	Purpose Built Flat	2	786	£850	£196	Let Agreed	Apr-21	2 bed. ground floor. communal entrance hall, entrance hall, lounge/diner, kitchen, bathroom, gas central heating, double glazing, allocated parking space.
48 Design Drive, Dunstable, Bedfordshire	LU6 1FS	Purpose Built Flat	2	667	£1,095	£253	Let Agreed	Feb-21	2 bed. entrance hall, open plan kitchen/lounge/dinning room, bedroom with ensuite, family bathroom. security entryphone system, allocated parking for one car.
(Address Matched Only By Postcode) 55 French'S Avenue,French'S Avenue, Dunstable, Bedfordshire, Lu	LU6 1EH	- Flat	2		£850	£196	Let Agreed	Apr-21	2 bed. security intercom, communal entrance hall, entrance hall, lounge, kitchen, bathroom, allocated parking space.
(Address Matched Only By Postcode) Morris Road,Morris Road, Dunstable, Lu	LU6 1FG	- Flat	1		£750	£173		Jul-21	1 bed. ground floor. open plan living area, kitchen and bathroom. communal garden area.
8 Bank Avenue, Dunstable, Bedfordshire	LU6 1FR	End Terrace House	3	969	£1,350	£312	Let Agreed	Apr-21	3 bed. off road parking for 2 vehicles. entrance hall, downstairs cloakroom, kitchen/breakfast room, lounge/diner, master bedroom with ensuite, family bathroom, front & rear gardens.

Scheme	588
Total number of units	27
Unit Types	Houses and Apartments

Archetype	588 - 1-bed - Flat	588 - 2-bed - EOT	588 - 2-bed - Flat	588 - 2-bed - SD	588 - 3-bed - EOT	588 - 3-bed - MT	588 - 4-bed - EOT	588 - 4-bed - MT	588 - 4-bed - SD
Average VP Value	£ 170,000	£ 300,000	£ 218,750	£ 300,000	£ 327,500	£ 325,000	£ 415,000	£ 412,500	£ 420,000
Average Market Rent	£ 700	£ 900	£ 813	£ 900	£ 1,300	£ 1,300	£ 1,500	£ 1,500	£ 1,500
Average Unit Size	544	788	726	788	942	942	1086	1086	1086
Average £ psf	£313	£381	£301	£381	£348	£345	£382	£380	£387

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) 43 Peppercorn Way,Peppercorn Way, Dunstable, Lu	LU6 1EL	- Flat	1	£750	£173	Let Agreed	Oct-20	1 bed. entry phone, entrance hall, bathroom, bedroom, open plan kitchen/lounge/diner, allocated parking space plus visitor parking spaces.
(Address Matched Only By Postcode) 5,Teasel Crescent, Houghton Regis, Dunstabl	LU5 6SF	Semi Detached House	3	£1,310	£302	Let Agreed	Aug-21	3 bed. open plan kitchen/dining area, living room, french windows which overlook and open onto the back garden, and family bathroom.

Scheme	595
Total number of units	28
Unit Types	Houses and Apartments

Archetype	595 - 1-bed - Flat	595 - 2-bed - D	595 - 2-bed - EOT	595 - 2-bed - Flat	595 - 2-bed - MT	595 - 2-bed - SD
Average VP Value	£ 205,000	£ 380,000	£ 365,000	£ 280,714	£ 360,000	£ 370,000
Average Market Rent	£ 875	£ 975	£ 1,250	£ 1,061	£ 1,250	£ 1,250
Average Unit Size	511	732	839	630	839	839
Average £ psf	£401	£519	£435	£445	£429	£441

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
15, Kilnwood Apartments, Rocky Lane, Haywards Heath, West Sussex	RH16 4XL	- Flat	2		£1,200	£277	Let Agreed	Jun-21	2 bed. kitchen and living area is open plan, master with ensuite and seperate family bathroom.
9 Farriers Lea, Haywards Heath, West Sussex	RH16 4FS	Purpose Built Flat	1	366	£795	£183	Let Agreed	Jul-21	1 bed. open plan kitchen/living room, garage.
Apartment 4, Woodcote House, Updown Hill, Haywards Heath, West Sussex	RH16 4GQ	- Flat	1		£850	£196	Let Agreed	May-21	1 bed. ground floor. secure gated entrance, one allocated parking space and ample visitors parking.
10, Kilnwood Apartments, Rocky Lane, Haywards Heath, West Sussex	RH16 4XL	- Flat	2		£1,150	£265	Let Agreed	Jul-21	2 bed. kitchen and living area is open plan, master with ensuite and seperate family bathroom.
11, Kilnwood Apartments, Rocky Lane, Haywards Heath, West Sussex	RH16 4XL	- Flat	2		£1,100	£254	Let Agreed	Nov-20	2 bed. bike storage, underfloor heating, secure video entry and allocated parking.
16, Kilnwood Apartments, Rocky Lane, Haywards Heath, West Sussex	RH16 4XL	- Flat	2		£1,125	£260	Let Agreed	Jul-21
2 bed. kitchen and living area is open planand includes a balcony, master bedroom has an ensuite with a seperate family bathroom. bike storage, underfloor heating, secure video entry and allocated parking.

4 Belvedere Walk, Haywards Heath, West Sussex	RH16 4TD	Mid Terrace House	2	947	£1,250	£288	Let Agreed	May-21	2 bed. living room/dining room, kitchen, one en-suite shower room and one with en-suite bathroom. garden and garage
(Address Matched Only By Postcode) Updown Hill,Updown Hill, Bolnore Villag	RH16 4GQ	- Flat	1		£850	£196	Let Agreed	Jun-21	1 bed. entrance hall, lounge with juliette balcony, open-plan kitchen. secure entry phone system and an allocated parking space.
(Address Matched Only By Postcode) Belvedere Walk,Belvedere Walk, Bolnore Villag	RH16 4TD	Terraced House	2		£1,250	£288	Let Agreed	May-21	2 bed. entrance hall with downstairs w/c, dual aspect living room/dining room, kitchen and private garden.
90 Middle Village, Haywards Heath, West Sussex	RH16 4GH	- Flat	1		£800	£185	Let Agreed	Feb-21	1 bed. top floor. entrance hallway, open plan living space, kitchen, dining area and living room.
4 Belvedere Walk, Haywards Heath, West Sussex	RH16 4TD	Terraced House	2		£1,250	£288	Let Agreed	Apr-21	2 bed. living room/dining room, kitchen, one en-suite shower room and one with en-suite bathroom. garden and garage.
29, Kilnwood Apartments, Rocky Lane, Haywards Heath, West Sussex	RH16 4XL	- Flat	2		£1,200	£277	Let Agreed	Jul-21	2 bed. bike storage, underfloor heating, secure video entry and allocated parking.
Flat E, Whittingham House, 19 Renfields, Haywards Heath, West Sussex	RH16 4TG	Purpose Built Flat	1	700	£950	£219	Let Agreed	May-21	1 bed. entrance hallway, bathroom with shower over bath and open plan kitchen, dining and living room. the property also benefits from allocated parking.

Scheme	595
Total number of units	28
Unit Types	Houses and Apartments

Archetype	595 - 1-bed - Flat	595 - 2-bed - D	595 - 2-bed - EOT	595 - 2-bed - Flat	595 - 2-bed - MT	595 - 2-bed - SD
Average VP Value	£ 205,000	£ 380,000	£ 365,000	£ 280,714	£ 360,000	£ 370,000
Average Market Rent	£ 875	£ 975	£ 1,250	£ 1,061	£ 1,250	£ 1,250
Average Unit Size	511	732	839	630	839	839
Average £ psf	£401	£519	£435	£445	£429	£441

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
22, Kilnwood Apartments, Rocky Lane, Haywards Heath, West Sussex	RH16 4XL	- Flat	2	£1,150	£265	Let Agreed	Jun-21	2 bed. kitchen and living area is open plan, master bedroom with ensuite and seperate family bathroom.
24, Kilnwood Apartments, Rocky Lane, Haywards Heath, West Sussex	RH16 4XL	- Flat	2	£1,200	£277		Apr-21	2 bed. communal entrance area, entrance hall with video entry system, lounge/diner, balcony, kitchen, ensuite shower room to the master bedroom. one allocated parking.

Scheme	605
Total number of units	22
Unit Types	Houses only

Archetype	605 - 1-bed - SD	605 - 2-bed - SD	605 - 3-bed - SD	605 - 4-bed - SD
Average VP Value	£ 220,000	£ 305,000	£ 427,500	610000
Average Market Rent	£ 825	£ 1,056	£ 1,300	1475
Average Unit Size	508	768	991	1361
Average £ psf	£433	£397	£432	£448

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) 23 Drood Close,Drood Close, Chelmsford, Essex, Cm	CM1 4XX	- Flat	2		£900	£208	Let Agreed	Aug-20
Two bedroom apartment, comprises bathroom, fitted kitchen, new carpets throughout and under floor heating in the bathroom and kitchen. other benefits include a fitted wardrobe in the master bedroom, garage and parking.

15 Bounderby Grove, Chelmsford	CM1 4XN	Purpose Built Flat	1	495	£695	£160	Let Agreed	Feb-21	One bedroom apartment the property benefits from neutral decor throughout, a fitted kitchen, good size lounge and allocated parking space.
15 Chiltern Close, Chelmsford	CM1 2GJ	- Flat	1		£750	£173	Let Agreed	Jul-21
One bedroom first floor apartment redecorated & re-carpeted throughout. the property comprises of an entrance hall, lounge/diner and open plan kitchen/lounge/diner, double bedroom and a modern fitted bathroom with a shower facility over the bath.

15 Crushton Place, Chelmsford	CM1 4WH	Detached House	4		£1,450	£335	Let Agreed	Jul-21
Four bedroom, link-detached house. the property itself benefits from double glazing, gas central heating and lounge, dining room and fitted kitchen. to the first floor there is a master bedroom with an en-suite, three further double bedrooms and a family bathroom. outside the property off road parking is available underneath the carport and a single garage. to the rear the well maintained garden is mainly laid to lawn with raised beds, patio area and a large shed.
entrance hall 9' 00" x 3' 5" (2.74m x 1.04m) cloakroom 5' 05" x 2' 08" (1.65m x 0.81m)
lounge 14' 05" x 12' 04" (4.39m x 3.76m)
dining room 11' 02" x 8' (3.4m x 2.44m)
kitchen 11' 02" x 7' 02" (3.4m x 2.18m)
master bedroom 15' 06" x 9' 02" (4.72m x 2.79m) ensuite 6' 11" x 4' 09" (2.11m x 1.45m)
bedroom two 11' 08" x 8' 05" (3.56m x 2.57m)
bedroom three 10' 11" x 10' 03" (3.33m x 3.12m)  bedroom four 10' x 10' 03" (3.05m x 3.12m)   bathroom 8' 04" x 6' 09" (2.54m x 2.06m)  letting information  the rent is exclusive of utilities and council tax. minimum term: 12 months deposit: £1,673.07 availability: end of july one small pet considered non smokers holding deposit   prospective applicants will be required to pay a holding deposit to fenn wright, equivalent to a maximum of 1 week's rent. once the holding deposit has been received, fenn wright will suspend marketing of the rental property for a period of 15 calendar days subject to referencing commencing promptly. upon successful references being completed, acceptable and the tenancy being confirmed by fenn wright, the holding deposit paid will then contribute towards the first month's rental payment.

31 Drood Close, Chelmsford	CM1 4XX	Purpose Built Flat	2	646	£900	£208	Let Agreed	Apr-21
First floor flat with entrance hall, lounge/diner, modern fitted kitchen, white bathroom suite and two bedrooms. externally the property is set within  communal grounds and has a garage and allocated parking space.

5 Madeline Place, Chelmsford	CM1 4XD	Terraced House	3		£1,100	£254	Let Agreed	Jul-20
Three bedroom semi-detached house. the ground floor comprises lounge with stairs leading to the first floor, eat in kitchen/diner leading on to a private rear garden with side access and to the front there is off road parking for approximately 2 cars. to the first floor there is a family bathroom, two double bedrooms and a single bedroom.

56 Darnay Rise, Chelmsford	CM1 4XA	Purpose Built Flat	1	624	£795	£183	Let Agreed	Jun-21
Ground floor maisonette, the property offers living room, fitted kitchen to include appliances, double bedroom and bathroom with shower over bath.  the maisonette has been extended to include and additional reception room with french doors onto its own private enclosed rear garden.  the property further benefits from off road parking.

51 Bounderby Grove, Chelmsford	CM1 4XN	- Flat	2		£875	£202	Let Agreed	Jun-21
Top floor apartment, the property offers entrance hallway, living room, fitted kitchen with appliances, two double bedrooms and a bathroom with shower over bath.  Externally the property benefits from two allocated off road parking bays and an enclosed communal garden.

16 Chiltern Close, Chelmsford	CM1 2GJ	Purpose Built Flat	1		£725	£167	Let Agreed	Jun-21	One bedroom ground floor apartment offers open plan kitchen, living room, bedroom with space for wardrobes, three piece bathroom suite with shower over bath and residents parking.
56 Quilp Drive, Chelmsford	CM1 4YD	Detached House	3		£1,350	£312	Let Agreed	Apr-21	Three bedroom detached house with lounge, dining room, kitchen, three double bedrooms to the first floor. Parking externally.
52 Wickham Crescent, Chelmsford	CM1 4WD	- Flat	2		£875	£202	Let Agreed	Mar-21
2 bed 1st floor apartment comprising of a entrance with security entry system, bright lounge, kitchen with appliances, 2 double bedrooms and bathroom with white suite. the property boasts 2 allocated parking spaces.

25 Chiltern Close, Chelmsford	CM1 2GJ	- Flat	1		£725	£167	Let Agreed	Nov-20
One bedroom ground floor apartment offers open plan modern kitchen with integral white goods, living room, bedroom with space for wardrobes, three piece bathroom suite with shower over bath,  allocated parking and communal gardens.

60 Darnay Rise, Chelmsford	CM1 4XA	Purpose Built Flat	1	538	£750	£173		May-20	This property offers a spacious lounge, double bedroom with fitted wardrobes and bathroom with shower.

Scheme	605
Total number of units	22
Unit Types	Houses only

Archetype	605 - 1-bed - SD	605 - 2-bed - SD	605 - 3-bed - SD	605 - 4-bed - SD
Average VP Value	£ 220,000	£ 305,000	£ 427,500	610000
Average Market Rent	£ 825	£ 1,056	£ 1,300	1475
Average Unit Size	508	768	991	1361
Average £ psf	£433	£397	£432	£448

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
70 Wickham Crescent, Chelmsford	CM1 4WD	Purpose Built Flat	2	624	£875	£202	Let Agreed	Feb-21
2 bed top floor apartment with 2 allocated parking spaces. comprising entrance hall with security entry system, 14ft lounge, kitchen, double & single bedrooms and bathroom. location just a 30 minute walk (1.5 miles) from chelmsford’s city centre with its mainline railway station. wickham crescent connects to partridge avenue which has good bus routes and is just 0.8 mile to a supermarket, doctors surgery and pharmacy. general ideal suited to a professional single or couple. entrance communal hallway accessed via security entry system, stairs rising to 2nd floor, apartment door opening into carpeted hallway with airing cupboard, door to lounge, bedrooms & bathroom. lounge / diner - 4.44m (14'7) x 4.17m (13'8) carpeted, tv & telephone sockets, 2 x window to front with curtains. furniture to remain: 'l' shaped leather sofa, tv unit, bookcase & uplighter lamp. kitchen - 2.46m (8'1) x 2.13m (7'0) laminate flooring, stainless steel sink/drainer, integrated electric hob & oven, integrated extractor hood, fridge/freezer, washing machine, under-unit & kickboard lighting, window to rear with roller blind. main bedroom - 3.12m (10'3) x 3.40m (11'2) carpeted, tv socket, window to front with curtains furniture to remain: 2 x bedside cabinets, wall art. bedroom 2 - 2.16m (7'1) x 3.30m (10'10) carpeted, telephone socket, window to rear with venetian blinds furniture to remain: large 2-door sliding wardrobe. bathroom - 2.16m (7'1) x 1.96m (6'5)
vinyl flooring, white suite comprising of wc, basin, bath with shower attachment, mirrored cabinet, extractor fan, wall heater, obscured window to rear. heating electric heating windows upvc double glazed parking allocated parking for 2 cars council tax band 'c' no students, sharers or pets

34 Pickwick Avenue, Chelmsford	CM1 4UN	Terraced House	3		£1,200	£277	Let Agreed	May-21
The property offers entrance hallway, spacious lounge, fitted kitchen breakfast room with french doors to the garden, three bedrooms and a family bathroom with shower over bath.  externally the property offers off road parking to front, single garage and enclosed landscaped rear garden.

Scheme	611
Total number of units	1
Unit Types	Houses only

Archetype	611 - 2-bed - EOT
Average VP Value	£ 210,000
Average Market Rent	£ 775
Average Unit Size	764
Average £ psf	£275

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
38D Victoria Road, Diss, Norfolk	IP22 4HZ	End Terrace House	2		£700	£162	Let Agreed	Mar-21	2 bed. entrance hall, cloakroom, sitting room, kitchen, bathroom, garden with enclosed garden. allocated parking space and visitor parking space available.
38A Victoria Road, Diss, Norfolk	IP22 4HZ	End Terrace House	2		£700	£162	Let Agreed	Jul-21	2 bed. entrance hall, cloakroom, sittng room, kitchen, bathroom.
12 Spiers Way, Diss, Norfolk	IP22 4YX	End Terrace House	2		£700	£162	Let Agreed	Jan-21	2 bed. off road parking spaces. rear garden.
15 Aldrich Way, Roydon, Diss, Norfolk	IP22 4FJ	End Terrace House	2		£725	£167	Let Agreed	May-21	2 bed. entrance hall, kitchen, sitting/dining room, bathroom, driveway, and single garage.

Scheme	635
Total number of units	22
Unit Types	Houses and Apartments

Archetype	635 - 2-bed - Flat	635 - 2-bed - SD	635 - 3-bed - SD	635 - 4-bed - SD
Average VP Value	£ 365,500	£ 394,444	£ 685,000	£ 775,000
Average Market Rent	£ 1,370	£ 1,389	£ 1,600	£ 2,100
Average Unit Size	738	691	874	1162
Average £ psf	£496	£570	£784	£667

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
67 Goldsmith Way, St. Albans, Hertfordshire	AL3 5LH	Terraced House	4		£2,200	£508	Let Agreed	Feb-21
4 bed. cul-de-sac, entrance hall, shower room, utility room, conservatory, family room, living room, french door with juliet balcony, dining area, and family bathroom. en suite shower room. driveway, off road parking, enclosed rear garden and garage.

174 Aviation Avenue, Hatfield, Hertfordshire	AL10 9UE	Terraced House	4	1378	£2,050	£473	Let Agreed	Nov-20	4 bed. rear garden.
26 Tillage Close, Tyttenhanger, St. Albans, Hertfordshire	AL4 0FN	Mid Terrace House	2	689	£1,400	£323	Let Agreed	Apr-21
2 bed. private garden, cul-de-sac, entrance hall, lounge diner, french doors leading to the private patio and fenced rear garden.  laid to lawn. the rear access gate leads to the allocated double tandem parking space for 2 cars.

143 Kings Road, London Colney, St. Albans, Hertfordshire	AL2 1ER	End Terrace House	2		£1,450	£335	Let Agreed	May-21	2 bed. kitchen, open living room, private rear garden, family bathroom and cloakroom.
20 Wallingford Walk, St. Albans, Hertfordshire	AL1 2JJ	Semi Detached House	3	1066	£1,575	£363	Let Agreed	Mar-21	3 bed. entrance hallway, living room and separate dining room.
11 Wetherall Mews, St. Albans, Hertfordshire	AL1 1AS	Mid Terrace House	3	1378	£2,150	£496	Let Agreed	Jun-21	3 bed. entrance hall, cloakroom, kitchen/dining room, living room with french double doors, private rear garden.
2, Titus House, Everard Close, St. Albans, Hertfordshire	AL1 2DE	- Flat	2		£1,500	£346	Let Agreed	Jan-21	2 bed.
58, Serra House, Charrington Place, St. Albans, Hertfordshire	AL1 3FU	- Flat	2		£1,400	£323	Let Agreed	Jan-21	2 bed. top floor. entrance hall, open plan living area, lounge, kitchen, and family bathroom. secure underground parking.
62 Wynches Farm Drive, St. Albans, Hertfordshire	AL4 0XH	Detached House	3	1432	£1,500	£346	Let Agreed	Jun-21	3 bed. off-street parking for two cars, utility room, kitchen/diner, lounge, downstairs cloakroom, family bathroom, 3 double bedrooms, master bedroom with en-suite bathroom.
5 Lavender Crescent, St. Albans, Hertfordshire	AL3 5PJ	End Terrace House	2		£1,575	£363	Let Agreed	Feb-21	2 bed. kitchen, dining, living room and family bathroom.
41, Serra House, Charrington Place, St. Albans, Hertfordshire	AL1 3FU	- Flat	2		£1,500	£346	Let Agreed	Apr-21	2 bed. entrance hall, kitchen, lounge, balcony. secure underground parking.

Scheme	666
Total number of units	4
Unit Types	Houses and Apartments

Archetype	666 - 1-bed - Maisonette	666 - 2-bed - EOT	666 - 2-bed - MT
Average VP Value	£ 170,250	£ 215,000	£ 212,500
Average Market Rent	£ 538	£ 750	£ 750
Average Unit Size	554	750	750
Average £ psf	£307	£287	£283

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
74 Dairy Way, Kibworth Harcourt, Leicester	LE8 0SN	- House	2		£695	£160	Let Agreed	Feb-21	2 bed. kitchen, lounge with sliding doors, downstairs wc/utility, rear garden, bathroom with over-head shower, allocated parking for two cars.
(Address Matched Only By Postcode) Flat 2 Veterinary House,,Veterinary House,, The Courtyard, Smeeton Road,, Kibworth Beaucham	LE8 0LG	- Flat	1		£525	£121	Let Agreed	Mar-21	1 bed.
21 Dover Street, Kibworth Beauchamp, Leicester	LE8 0HD	End Terrace House	2	904	£725	£167	Let Agreed	Dec-20	2 bed.
55 High Street, Kibworth Beauchamp, Leicester	LE8 0HS	- House	1		£525	£121	Let Agreed	Sep-20	1 bed. lounge, kitchen, and family bathroom. rear enclosed garden.
(Address Matched Only By Postcode) Flat 5 School Road,School Road, Kibworth,	LE8 0JB	- Flat	1		£495	£114	Let Agreed	Jun-21	1 bed. hall, lounge, kitchen. bathroom with shower.
(Address Matched Only By Postcode) 77 Fleckney Road,Fleckney Road, Kibworth Beauchamp, Leicestershir	LE8 0HH	- House	2		£650	£150	Let Agreed	Oct-20	2 bed. courtyard to the rear. (no garden)
56 Leicester Road, Kibworth Harcourt, Leicester	LE8 0NN	End Terrace House	1	624	£575	£133	Let Agreed	Jul-21	1 bed. entrance hall, living / kitchen/ diner, one bedroom and bathroom.

Scheme	670
Total number of units	21
Unit Types	Houses only

Archetype	670 - 2-bed - EOT	670 - 2-bed - MT	670 - 3-bed - EOT	670 - 3-bed - MT	670 - 3-bed - SD
Average VP Value	£ 165,000	£ 162,500	£ 200,000	£ 195,000	£ 210,000
Average Market Rent	£ 700	£ 700	£ 800	£ 800	£ 800
Average Unit Size	700	700	830	830	830
Average £ psf	£236	£232	£241	£235	£253

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) Kingsgate Road,Kingsgate Road, Chellasto	DE73 6XA	Semi Detached House	3		£825	£190	Let Agreed	Feb-21	3 bed. kitchen/diner, lounge, en-suite to master bedroom and family bathroom. driveway parking.
43 Knights Road, Chellaston, Derby	DE73 5WW	End Terrace House	3		£850	£196	Let Agreed	Jul-21	3 bed. single garage and driveway parking.
(Address Matched Only By Postcode) Eagle Drive,Eagle Drive, Chellasto	DE73 7GX	Terraced House	3		£795	£183	Let Agreed	Apr-21	3 bed. two parking spaces, downstairs wc, lounge, kitchen/diner, en suite to master and family bathroom. to the front is parking for 2 cars. rear garden.
7 Crawley Way, Chellaston, Derby	DE73 6XB	Detached House	3	1033	£900	£208	Let Agreed	Jul-21	3 bed. two car driveway. reception hall, lounge, inner hall, kitchen, dining area with french doors to rear garden and inner hall with access to guest w.c.
55 Kingsgate Road, Chellaston, Derby	DE73 6WY	Mid Terrace House	2	861	£680	£157	Let Agreed	Jul-21	2 bed. off road parking. entrance hallway, cloakroom with wc, lounge, kitchen/diner, sliding patio doors to the rear garden.
27 Knights Road, Chellaston, Derby	DE73 5WW	Mid Terrace House	2		£615	£142	Let Agreed	Oct-20
2 bed. entrance hallway with cloakroom/wc, which leads through to the lounge, with stairs leading to the first floor. there are patio doors that lead to the rear garden. to the outside there is off road parking to the front of the property for two cars.

(Address Matched Only By Postcode) Kingsgate Road,Kingsgate Road, Chellasto	DE73 6XA	Semi Detached House	3		£825	£190	Let Agreed	Feb-21	3 bed. kitchen/diner, lounge, en-suite to master bedroom and family bathroom. driveway parking.
(Address Matched Only By Postcode) 135 ,3 Bedroom Semi-Detached House, Eagle Drive, Chellasto	DE73 7GX	Semi Detached House	3		£850	£196	Let Agreed	Feb-21	3 bed. 2 parking spaces and enclosed garden.

Scheme	677
Total number of units	32
Unit Types	Houses and Apartments

Archetype	677 - 2-bed - EOT	677 - 2-bed - Flat	677 - 2-bed - MT	677 - 2-bed - SD	677 - 3-bed - D	677 - 3-bed - EOT	677 - 3-bed - MT	677 - 3-bed - SD	683 - 1-bed - Flat
Average VP Value	£ 142,500	£ 151,000	£ 140,000	£ 145,000	£ 295,000	£ 170,000	£ 165,000	£ 280,000	£ 145,000
Average Market Rent	£ 625	£ 605	£ 625	£ 650	£ 1,125	£ 800	£ 800	£ 1,100	£ 625
Average Unit Size	548	660	548	548	1184	739	739	1184	548
Average £ psf	£260	£229	£256	£265	£249	£230	£223	£237	£265

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) 35 ,Brick Kiln Way, Preston, Lancashire, Pr	PR4 6FP	Terraced House	3		£825	£190	Under Offer	Dec-20	3 bed. private parking, downstairs wc, open plan with private rear garden.
(Address Matched Only By Postcode) 45,Brick Kiln Way, Hesketh Ban	PR4 6FP	Terraced House	3		£800	£185		Aug-21	3 bed. parking to the front with an enclosed garden to the rear.
25 Merlecrest Drive, Tarleton, Preston	PR4 6BD	Semi Detached House	3	904	£725	£167	Let Agreed	Nov-20	3 bed.
(Address Matched Only By Postcode) 43,Brick Kiln Way, Tarleto	PR4 6FP	- Unknown	3		£800	£185	Let Agreed	Apr-21	3 bed. entrance hallway, downstairs w/c, lounge and kitchen diner, master with en-suite and family bathroom. two parking spaces and rear garden.
15 Hazelwood Drive, Hesketh Bank, Preston	PR4 6PJ	Semi Detached House	2	883	£695	£160	Let Agreed	Apr-21	2 bed. cul de sac, off road parking and enclosed garden.
Apartment 2, Smithy Court, Smithy Lane, Much Hoole, Preston	PR4 4HJ	Purpose Built Flat	2	624	£550	£127	Let Agreed	Feb-21	2 bed. allocated parking.
Apartment 5, Smithy Court, Smithy Lane, Much Hoole, Preston	PR4 4HJ	- Flat	2		£575	£133	Let Agreed	Apr-21
2 bed. open plan kitchen, living area, bathroom with a jacuzzi bath, french doors leading to the patio area, second bathroom has a bath with overhead shower, allocated parking space at the front of the duplex.

137A Liverpool Old Road, Much Hoole, Preston	PR4 4GB	Semi Detached House	2	904	£725	£167	Let Agreed	Dec-20	2 bed. kitchen, lounge, cloakroom, bathroom, garden.
11 Bakers Mews, Tarleton, Preston	PR4 6LS	- Flat	2		£600	£138	Let Agreed	Apr-21	2 bed. communal secure entrance, communal hall, private hall, open plan lounge and kitchen diner, bathroom. communal gardens and an allocated parking space.
7 The Mews, Carr Lane, Tarleton, Preston	PR4 6DG	Terraced House	2		£695	£160	Let Agreed	May-21	2 bed. single garage, parking space and courtyard garden.

Scheme	683
Total number of units	19
Unit Types	Houses and Apartments

Archetype	683 - 1-bed - Flat	683 - 2-bed - EOT	683 - 2-bed - MT	683 - 3-bed - EOT	683 - 3-bed - MT	683 - 4-bed - D
Average VP Value	£ 145,000	£ 225,000	£ 217,500	£ 310,000	£ 300,000	£ 350,000
Average Market Rent	£ 625	£ 825	£ 825	£ 975	£ 975	£ 1,300
Average Unit Size	548	750	750	951	951	1223
Average £ psf	£265	£300	£290	£326	£316	£286

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
41 Coot Drive, Sprowston, Norwich	NR7 8DW	Mid Terrace House	3	915	£925	£213		Feb-21	3 bed. entrance hall, lounge/diner, rear garden, kitchen, enclosed garden, single garage and parking space.
(Address Matched Only By Postcode) Avocet Rise,Avocet Rise, Sprowston, Norwich, Nr	NR7 8EU	End Terrace House	3		£1,000	£231	Let Agreed	Mar-21	3 bed. garage and driveway parking.
(Address Matched Only By Postcode) Dungar Road,Dungar Road, Norwich, Nr	NR7 8FA	Terraced House	2		£895	£207	Let Agreed	Sep-20	2 bed. garage and a additional parking space in front.
95 Blue Boar Lane, Norwich	NR7 8RH	Mid Terrace House	2	797	£895	£207		Jul-21	2 bed. entrance hall, lounge, kitchen, bathroom with shower over bath. carport and extra parking space, enclosed garden.
(Address Matched Only By Postcode) Mute Crescent,Mute Crescent, Sprowston, Norwich, Nr	NR7 8FT	Semi Detached House	2		£825	£190	Let Agreed	Feb-21	2 bed. open plan kitchen/living area, cloakroom, en suite & bathroom. off street parking space.
7 Chopyngs Dole Close, Norwich	NR7 8RD	Semi Detached House	2	818	£740	£171	Let Agreed	Feb-21	2 bed. entrance hall, downstairs wc, lounge, kitchen/diner, rear garden and garage.
(Address Matched Only By Postcode) Cranes Croft Road,Cranes Croft Road, Norwich, Nr	NR7 8UD	Detached House	4		£1,250	£288	Let Agreed	Sep-20	4 bed. entrance hall, wc, kitchen, utility, kitchen, door to the garden. garage with 2 off road parking spaces.
19 Newcastle Close, Norwich	NR7 0TJ	Detached House	4		£1,200	£277	Let Agreed	May-20	4 bed. garage, driveway and rear garden.
95C Munnings Road, Norwich	NR7 9RL	Purpose Built Flat	1	646	£625	£144		Apr-19	1 bed. kitchen, lounge/dining room, bathroom. communal gardens and parking.
21 Chopyngs Dole Close, Norwich	NR7 8RD	Terraced House	2		£850	£196		May-20	2 bed. en-suite shower room and family bathroom, entrance hall, cloakroom, lounge and kitchen/diner, rear garden, additional garage and parking to the rear.
51 Coot Drive, Sprowston, Norwich	NR7 8DW	Terraced House	4		£1,100	£254	Let Agreed	Mar-21	4 bed. living room, kitchen/dining room, study, off road parking, garage and rear garden.
46 Winstanley Road, Norwich	NR7 0YH	Detached House	4	1367	£1,200	£277	Let Agreed	Apr-21	4 bed. bathroom, upstairs, kitchen, utility room, downstairs cloaks, bathroom and en-suite to the master bedroom. enclosed garden and integral garage.
7 Swan Lane, Sprowston, Norwich	NR7 8FW	Purpose Built Flat	1	527	£650	£150		Jan-21	1 bed. ground floor, entrance hall, living room, kitchen, bathroom with shower over the bath, communal area, allocated off street parking space.

Scheme	683
Total number of units	19
Unit Types	Houses and Apartments

Archetype	683 - 1-bed - Flat	683 - 2-bed - EOT	683 - 2-bed - MT	683 - 3-bed - EOT	683 - 3-bed - MT	683 - 4-bed - D
Average VP Value	£ 145,000	£ 225,000	£ 217,500	£ 310,000	£ 300,000	£ 350,000
Average Market Rent	£ 625	£ 825	£ 825	£ 975	£ 975	£ 1,300
Average Unit Size	548	750	750	951	951	1223
Average £ psf	£265	£300	£290	£326	£316	£286

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
32 Vane Close, Norwich	NR7 0US	Detached House	4	1615	£1,050	£242	Let Agreed	Oct-20	4 bed. garage, parking and an enclosed rear garden.
Flat 6, Bodmin Court, Plumstead Road East, Norwich	NR7 9NJ	- Flat	1		£675	£156	Let Agreed	Jun-21	1 bed. communal gardens.
(Address Matched Only By Postcode) Blaxter Way,Sprowsto	NR7 8BF	Semi Detached House	2		£895	£207		May-21	2 bed. entrance hall, lounge, wc, kitchen/breakfast, patio doors with enclosed garden to the rear. there are two allocated parking spaces.
(Address Matched Only By Postcode) 1,Everett Close, Norwich, Norfolk, Nr	NR7 8FE	Semi Detached House	2		£850	£196	Let Agreed	Mar-21	2 bed. entrance hall, cloakroom w.c, lounge, under stair storage, kitchen/dining room, sliding doors leading onto the rear garden.
84 Barclay Road, Norwich	NR7 9QR	Mid Terrace House	3		£950	£219	Let Agreed	Nov-20	3 bed. entrance hall, living room, kitchen, dining room/play room, garden that is enclosed.

Scheme	685
Total number of units	15
Unit Types	Houses and Apartments

Archetype	685 - 2-bed - Flat	685 - 3-bed - EOT	685 - 3-bed - MT	685 - 3-bed - SD	685 - 4-bed - SD
Average VP Value	£ 290,000	£ 380,000	£ 375,000	£ 385,000	£ 400,000
Average Market Rent	£ 1,100	£ 1,350	£ 1,350	£ 1,350	£ 1,550
Average Unit Size	679	905	905	905	1040
Average £ psf	£427	£420	£414	£425	£385

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
31 Bowhill Way, Harlow, Essex	CM20 1FH	Terraced House	3		£1,400	£323	Let Agreed	Aug-20	3 bed. garage and parking at the rear.
68 Bowhill Way, Harlow, Essex	CM20 1FH	Detached Unknown	4		£1,600	£369	Let Agreed	Apr-21	4 bed. garage and parking space.
194 Torkildsen Way, Harlow, Essex	CM20 1FE	Semi Detached House	3	1195	£1,450	£335	Let Agreed	Oct-20	3 bed. garage and driveway.
(Address Matched Only By Postcode) Torkildsen Way,Torkildsen Way, Harlow, Cm2	CM20 1AW	Detached House	3		£1,425	£329	Let Agreed	Mar-20	3 bed. secure parking and garden access.
(Address Matched Only By Postcode) Torkildsen Way,Torkildsen Way, Harlo	CM20 1AY	- House	4		£1,500	£346	Let Agreed	Apr-21	4 bed. garage, off street parking and en- suites.
(Address Matched Only By Postcode) Bowhill Way,Bowhill Way, Harlo	CM20 1FH	- Flat	2		£1,100	£254	Let Agreed	Jul-21	2 bed. secure telephone entry to block, allocated parking, open plan kitchen and lounge and two double bedrooms.
3 Parish Way, Harlow, Essex	CM20 1PR	Semi Detached House	3	1356	£1,500	£346	Let Agreed	Sep-20	3 bed. lounge, kitchen and family bathroom. rear garden with a conservatory and garage. off street parking.
(Address Matched Only By Postcode) Flat 16, The Mitre Building 1,The Mitre Buildings, Kitson Way, Harlo	CM20 1DR	- Flat	3		£1,275	£294	Let Agreed	Dec-20	3 bed. secure intercom entry systems, allocated gated parking.
22 Terlings Avenue, Gilston, Harlow, Essex	CM20 2FP	Detached House	4		£2,000	£462	Let Agreed	Nov-20	4 bed. family bathroom, master ensuite and downstairs wc, kitchen, dining room, reception and living room. garage with off street parking and rear garden.
179 Spring Hills, Harlow, Essex	CM20 1TD	Mid Terrace House	3	904	£1,350	£312		Jun-21	3 bed. off street parking and rear garden.
6 St. Marys Lane, Harlow, Essex	CM20 2GU	- Flat	2		£1,100	£254	Let Agreed	Jun-21	2 bed. kitchen, lounge/diner, and bathroom with bath and shower over. two allocated parking spaces.
33 Bowhill Way, Harlow, Essex	CM20 1FH	Mid Terrace House	3	1023	£1,500	£346	Let Agreed	Feb-21	3 bed. open plan living area, kitchen, cloakroom, family bathroom, en-suite shower room to the master bedroom. rear garden.
27 Newstead Way, Harlow, Essex	CM20 1BW	Detached House	4	700	£1,600	£369	Let Agreed	Apr-18	4 bed. entrance hallway, lounge, kitchen, dining area, utility room, rear garden, downstairs wc., en-suite bathroom, and family bathroom. driveway and rear garden.

Scheme	685
Total number of units	15
Unit Types	Houses and Apartments

Archetype	685 - 2-bed - Flat	685 - 3-bed - EOT	685 - 3-bed - MT	685 - 3-bed - SD	685 - 4-bed - SD
Average VP Value	£ 290,000	£ 380,000	£ 375,000	£ 385,000	£ 400,000
Average Market Rent	£ 1,100	£ 1,350	£ 1,350	£ 1,350	£ 1,550
Average Unit Size	679	905	905	905	1040
Average £ psf	£427	£420	£414	£425	£385

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) Ram Gorse,Ram Gorse, Harlow, Cm2	CM20 1PZ	Terraced House	3		£1,300	£300		Jul-20	3 bed. cul-de-sac. rear garden. on street parking.
1 Bowhill Way, Harlow, Essex	CM20 1FH	Semi Detached House	3		£1,500	£346	Let Agreed	Jun-21	3 bed. downstairs wc, en-suite to master bedroom, a kitchen and bathroom. garden with access to the garage and driveway.
22 Newstead Way, Harlow, Essex	CM20 1BW	Mid Terrace House	3	990	£1,350	£312	Let Agreed	Jul-20	3 bed. cloakroom, lounge, kitchen with doors the rear garden, en-suite to the master bedroom and a family bathroom. rear garden, parking.
144 Fold Croft, Harlow, Essex	CM20 1SJ	End Terrace House	3	1044	£1,350	£312	Let Agreed	Feb-21	3 bed. conservatory, entrance hall, cloakroom/wc, lounge, kitchen/diner, garden room, shower room, rear garden.
75 Gladwin Way, Harlow, Essex	CM20 1AS	Purpose Built Flat	2	807	£1,100	£254	Let Agreed	Dec-20	2 bed. lounge with balcony, kitchen, and a bathroom. allocated parking.
141 Bowhill Way, Harlow, Essex	CM20 1FJ	- House	4		£1,900	£438	Let Agreed	Jul-21	4 bed. lounge/diner, kitchen/diner, family bathroom, garage and parking. enclosed garden at rear.

Scheme	689
Total number of units	3
Unit Types	Houses only

Archetype	689 - 2-bed - EOT	689 - 2-bed - MT
Average VP Value	£ 330,000	£ 330,000
Average Market Rent	£ 1,150	£ 1,150
Average Unit Size	855	855
Average £ psf	£386	£386

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
2 Bonners Mead, Benson, Wallingford, Oxfordshire	OX10 6EU	Terraced House	2		£1,200	£277	Let Agreed	Aug-21	2 bed. bathroom, en-suite, rear garden and parking for two cars.
33 Meriden Court, Wallingford, Oxfordshire	OX10 0SU	Mid Terrace House	2	807	£1,100	£254		Jul-21	2 bed.
1B Ferry Way, Cholsey, Wallingford, Oxfordshire	OX10 9JX	- House	2		£1,100	£254	Let Agreed	Feb-21	2 bed.
42A Elvendon Road, Goring, Reading	RG8 0DU	Semi Detached House	2		£1,295	£299	Let Agreed	May-21	2 bed. driveway and garden.

Scheme	706
Total number of units	1
Unit Types	Houses only

Archetype	706 - 1-bed - D
Average VP Value	£ 245,000
Average Market Rent	£ 675
Average Unit Size	516
Average £ psf	£475

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
Flat 2, 92 High Street, Saffron Walden, Essex	CB10 1EA	- Flat	1		£675	£156	Let Agreed	Jun-21	1 bed. lounge, bathroom with shower over the bath, kitchen, allocated parking, on street parking.
12A Rose & Crown Walk, Saffron Walden, Essex	CB10 1JH	- Flat	1		£775	£179	Let Agreed	Aug-21	1 bed. kitchen/lounge, bedroom, bathroom with a bath and over head shower. phone entry system.
2 The Maltings, Saffron Walden, Essex	CB10 1DY	- Flat	1		£775	£179	Let Agreed	Sep-20	1 bed. ground floor. living area, bifold doors to the rear courtyard/patio area, kitchen, secure unallocated parking underneath the block, communal garden area.
Flat 126, Audley Court, Audley Road, Saffron Walden, Essex	CB11 3HX	- Flat	1		£750	£173	Let Agreed	Apr-21	1 bed. entrance hall, living/dining room, kitchen, shower room, garden and car park.
6, Cavendish Court, Radwinter Road, Saffron Walden, Essex	CB11 3JF	Purpose Built Flat	1		£600	£138		Oct-20	1 bed. first floor. entrance hall, open plan living space, kitchen and bathroom. off road parking included.
(Address Matched Only By Postcode) 12A ,Rose & Crown Walk, Saffron Walde	CB10 1JH	- Flat	1		£750	£173	Let Agreed	May-21	1 bed. entrance hall, living room, kitchen, bathroom with shower over bath.
Flat 1, 92 High Street, Saffron Walden, Essex	CB10 1EA	- Flat	1		£675	£156	Let Agreed	Oct-20	1 bed. ground floor, woth shower over the bath and a garden to the rear.
40A High Street, Saffron Walden, Essex	CB10 1EP	- Flat	1		£670	£155	Let Agreed	Oct-20	1 bed.
6, Hadleigh Court, Carnation Drive, Saffron Walden, Essex	CB10 2BJ	Purpose Built Flat	1	344	£625	£144	Let Agreed	Apr-21	1 bed. living/bedroom area, kitchen and bathroom with the benefit of a communal parking area.
12, Hadleigh Court, Carnation Drive, Saffron Walden, Essex	CB10 2BJ	- Flat	1		£650	£150	Let Agreed	Dec-20	1 bed. cul-de-sac. living / bedroom area, kitchen and bathroom with the benefit of a communal parking area.
(Address Matched Only By Postcode) 1A ,Limetree Court, Saffron Walde	CB10 1HG	- Flat	1		£700	£162	Let Agreed	Jul-21	1 bed. entrance hall, living room/kitchen, en suite shower room.

Scheme	711
Total number of units	12
Unit Types	Flats only

Archetype	711 - 1-bed - Flat
Average VP Value	£ 135,000
Average Market Rent	£ 525
Average Unit Size	490
Average £ psf	£275

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
25, Park House Mews, Congleton Road, Sandbach, Cheshire	CW11 4SP	- Flat	1		£750	£173	Let Agreed	Apr-21	1 bed. shower room and well appointed kitchen, bedroom and large storage room.
9, Park House Mews, Congleton Road, Sandbach, Cheshire	CW11 4SP	- Flat	1		£750	£173	Let Agreed	Jun-21	1 bed. first floor. open plan lounge and kitchen.
27, Park House Mews, Congleton Road, Sandbach, Cheshire	CW11 4SP	- Flat	1		£776	£179	Let Agreed	Apr-21	1 bed. entrance hall, kitchen, lounge, shower room.
Apartment 7, The Mansion, The Hill, Sandbach, Cheshire	CW11 1FD	- Flat	1		£700	£162	Let Agreed	Apr-21	1 bed. private garden, open plan kitchen, allocated off road.
(Address Matched Only By Postcode) 37,Park House Mew	CW11 4SP	- Flat	1		£776	£179		Oct-20	1 bed. first floor. open plan lounge and kitchen, utility.

Scheme	782
Total number of units	12
Unit Types	Houses and Apartments

Archetype	782 - 1-bed - Maisonette	782 - 2-bed - EOT	782 - 2-bed - MT	782 - 3-bed - MT
Average VP Value	£ 170,000	£ 185,000	£ 187,500	£ 210,000
Average Market Rent	£ 575	£ 750	£ 750	£ 875
Average Unit Size	550	638	638	761
Average £ psf	£309	£290	£294	£276

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
10 Cornfield Way, Nuneaton, Warwickshire	CV10 0FR	End Terrace House	2	818	£895	£207	Let Agreed	Aug-21	2 bed. entrance hall, guest w.c., kitchen, living/dining room, master bedroom with en-suite shower room, and bathroom. garden and rear garden.
63A Regent Street, Nuneaton, Warwickshire	CV11 4BL	- Flat	1		£525	£121	Let Agreed	Aug-21	1 bed. first floor. open lounge/kitchen, bathroom with shower over bath.
(Address Matched Only By Postcode) Romulus Way,Romulus Way, Nuneaton, Cv1	CV11 6BD	Semi Detached House	3		£950	£219		Apr-21	3 bed.
29 Courtney Close, Nuneaton, Warwickshire	CV11 6JB	End Terrace House	2	840	£725	£167	Let Agreed	Dec-20	2 bed. cul-de-sac. living room, kitchen, dining area. garden to the rear.
66 Wheat Street, Nuneaton, Warwickshire	CV11 4BH	Terraced House	1		£450	£104		Jun-21	1 bed. communal reception, kitchen, lounge, off road parking.
9 Portreath Drive, Nuneaton, Warwickshire	CV11 6GH	Mid Terrace House	2	646	£775	£179		Aug-21	2 bed. cul-de-sac. entrance hall, kitchen, cloakroom w.c., lounge, bathroom, garden to the front and rear and allocated parking.
17 Courtney Close, Nuneaton, Warwickshire	CV11 6JB	End Terrace House	2	775	£795	£183	Let Agreed	Apr-21	2 bed. cul-de-sac. ground floor.
23 Pangbourne Close, Nuneaton, Warwickshire	CV11 6HQ	Mid Terrace House	2	753	£795	£183	Let Agreed	Dec-20	2 bed. single garage at the rear of the property.
(Address Matched Only By Postcode) 47,Romulus Way, Nuneaton, Warwickshir	CV11 6ZP	Semi Detached House	3		£850	£196	Let Agreed	Jun-21	3 bed. lounge, kitchen/diner, w/c, en-suite and family bathroom. driveway for 2 cars and landscaped rear garden.
77 Jodrell Street, Nuneaton, Warwickshire	CV11 5EQ	Detached House	1		£425	£98	Let Agreed	Feb-21	1 bed. groung floor. kitchen, lounge, bathroom with shower.
Flat 2, Fountain House, 25 Market Place, Nuneaton, Warwickshire	CV11 4EG	- Flat	1		£550	£127	Let Agreed	Jul-21	1 bed. kitchen, open plan reception room, shower room, entry-phone system, communal areas, parking is not available.
10 Pangbourne Close, Nuneaton, Warwickshire	CV11 6HQ	Mid Terrace House	2	764	£745	£172	Let Agreed	Mar-21
2 bed. garage to the rear. entrance hall, lounge with feature fireplace and bay window, dining area, modern kitchen with built in oven and hob, landing, two bedrooms with fitted wardrobes and bathroom. gardens and garage in block at rear.

(Address Matched Only By Postcode) 45 Romulas Way,Romulas Way, Eaton Place ,Nuneaton, Cv11 6B	CV11 6BD	Semi Detached House	3		£950	£219		May-21	3 bed. entrance hallway, downstairs wc, lounge, kitchen/diner, patio doors leading to the garden. off road parking for two cars, no garage.

Scheme	782
Total number of units	12
Unit Types	Houses and Apartments

Archetype	782 - 1-bed - Maisonette	782 - 2-bed - EOT	782 - 2-bed - MT	782 - 3-bed - MT
Average VP Value	£ 170,000	£ 185,000	£ 187,500	£ 210,000
Average Market Rent	£ 575	£ 750	£ 750	£ 875
Average Unit Size	550	638	638	761
Average £ psf	£309	£290	£294	£276

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
54 Shearing Crescent, Nuneaton, Warwickshire	CV10 0FF	Terraced House	2	£785	£181	Let Agreed	Dec-20	2 bed. cul de sac. entrance hall, guests cloakroom, lounge, kitchen, ensuite shower room and additional bathroom. parking to the side and gardens.

Scheme	788
Total number of units	20
Unit Types	Flats only

Archetype	788 - 1-bed - Flat	788 - 2-bed - Flat
Average VP Value	£ 210,000	£ 240,000
Average Market Rent	£ 800	£ 925
Average Unit Size	457	610
Average £ psf	£460	£394

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
1 Vernhams Mews, Basingstoke, Hampshire	RG24 9GE	End Terrace House	2	775	£1,050	£242	Let Agreed	Jan-21	2 bed. living room, conservatory, kitchen, and family bathroom with shower over bath. enclosed garden with parking in front for multiple vehicles.
4 Hollies Court, Basingstoke, Hampshire	RG24 9RJ	Purpose Built Flat	2	775	£900	£208	Let Agreed	Oct-20	2 bed. master with en suite, family bathroom, kitchen, lounge/dining, juliet balcony, allocated parking space.
26 Penny Black Lane, Basingstoke, Hampshire	RG24 9TG	End Terrace House	2	990	£1,050	£242	Let Agreed	May-21	2 bed. living space comprising living room, downstairs wc, open plan modern kitchen/dining room, and family bathroom.
(Address Matched Only By Postcode) D 2 ,Watertower Way, Basingstoke, Rg2	RG24 9RF	- Flat	1		£800	£185	Let Agreed	Jun-20	1 bed. en-suite bathroom, open plan lounge/diner, kitchen, allocated parking, secure entry system.
9 Hollies Court, Basingstoke, Hampshire	RG24 9RJ	Purpose Built Flat	2	786	£950	£219	Let Agreed	Mar-20	2 bed. top floor. master bedroom en-suite shower room, and seperate family bathroom with shower, living/dining room, balcony, kitchen, private parking bay.
5 Barron Place, Basingstoke, Hampshire	RG24 9JS	End Terrace House	2	710	£1,050	£242	Let Agreed	Aug-20	2 bed. living room, conservatory, kitchen, and family bathroom with shower, private enclosed garden. driveway parking for multiple vehicles.
(Address Matched Only By Postcode) Flat 0, Cherrydene House, 51A,Park Prewett Road, Basingstok	RG24 9RG	- Flat	2		£950	£219	Let Agreed	Jul-20	2 bed. allocated parking.
148 Park Prewett Road, Basingstoke, Hampshire	RG24 9TY	- Flat	2		£875	£202	Let Agreed	Jun-20	2 bed. entrance hall, living room leading to balcony, kitchen, two double bedrooms, family bathroom and storage space throughout. allocated parking.
(Address Matched Only By Postcode) Hollies Court,Hollies Court, Basingstoke, Rg2	RG24 9RJ	- Flat	2		£950	£219		Aug-20	2 bed. entrance hall, open plan living/dining, kitchen, en suite shower, family bathroom, parking for 2 cars and enclosed garden.
1 Basswood Drive, Basingstoke, Hampshire	RG24 9SW	End Terrace House	2	753	£1,100	£254	Let Agreed	Aug-20	2 bed. kitchen, bathroom, cloakroom, driveway parking and garage. enclosed rear garden.

Scheme	813
Total number of units	7
Unit Types	Houses only

Archetype	813 - 2-bed - EOT	813 - 2-bed - MT	813 - 3-bed - EOT	813 - 3-bed - MT
Average VP Value	£ 190,000	£ 185,000	£ 220,000	£ 215,000
Average Market Rent	£ 650	£ 650	£ 800	£ 800
Average Unit Size	548	548	761	761
Average £ psf	£347	£338	£289	£283

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
19 Tigers Road, Fleckney, Leicester	LE8 8EG	Terraced House	3		£850	£196	Let Agreed	Jul-21	3 bed. entrance hall, cloakroom/wc, lounge, understairs storage, kitchen with double doors to rear garden. driveway with space for 2 cars.
49 Dairy Way, Kibworth Harcourt, Leicester	LE8 0SU	Terraced House	3		£850	£196	Let Agreed	Aug-21	3 bed. parking for two cars. kitchen, wc, lounge with doors onto the rear garden.
(Address Matched Only By Postcode) 8 Isabel Lane,Isabel Lane, Kibworth, Leiceste	LE8 0QQ	Terraced House	2		£750	£173	Let Agreed	Dec-20	2 bed. open plan kitchen/lounge/dining room, cloakroom, wc, family bathroom, rear garden and off road parking.
52 Main Street, Kibworth Harcourt, Leicester	LE8 0NQ	Terraced House	2		£775	£179	Let Agreed	May-21	2 bed. entrance hall, lounge, dining room leading to kitchen, family bathroom with shower over bath, off road parking, rear garden.
18 Isabel Lane, Kibworth Beauchamp, Leicester	LE8 0QQ	Mid Terrace House	2	797	£995	£230	Let Agreed	Jun-21	2 bed. two allocated parking space and a walled garden. two spacious parking spaces, downstairs wc.
39 Lodge Road, Fleckney, Leicester	LE8 8BX	Detached House	3		£995	£230	Let Agreed	Apr-21	3 bed. cul-de-sac. entrance hall, guest wc, storage cupboard under the stairs, living room, open plan dining room and kitchen, french doors out to the rear garden. driveway and single garage.
78 Dairy Way, Kibworth Harcourt, Leicester	LE8 0SN	End Terrace House	2	710	£695	£160	Let Agreed	May-21	2 bed. entrance hall, kitchen, sliding doors open through to the living/dining room. rear garden and off road parking for 2 cars.
19 Polwell Road, Kibworth Harcourt, Leicester	LE8 0RW	End Terrace House	3	840	£775	£179	Let Agreed	May-21	3 bed. entrance hall, downstairs wc, lounge, fitted kitchen/diner, landing, three bedrooms and family bathroom. there is also off road parking and garden.

Scheme	818
Total number of units	37
Unit Types	Houses and Apartments

Archetype	818 - 1-bed - Flat	818 - 1-bed - SD	818 - 2-bed - EOT	818 - 2-bed - Flat	818 - 2-bed - MT	818 - 2-bed - SD	818 - 3-bed - EOT	818 - 3-bed - MT
Average VP Value	£ 215,000	£ 225,000	£ 315,000	£ 260,000	£ 310,000	£ 320,000	£ 350,000	£ 345,000
Average Market Rent	£ 725	£ 775	£ 1,100	£ 975	£ 1,100	£ 1,100	£ 1,400	£ 1,400
Average Unit Size	561	602	798	771	808	808	910	910
Average £ psf	£383	£374	£395	£337	£384	£396	£385	£379

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
44 Park View Road, Witney, Oxfordshire	OX28 1GA	Mid Terrace House	2	700	£995	£230	Let Agreed	Apr-21	2-bed house, with two double bedrooms. kitchen, lounge, rear garden, allocated parking to front.
Flat 3, Windrush Court, 5 Thames Street, Eynsham, Witney, Oxfordshire	OX29 4HF	- Flat	2		£1,175	£271	Let Agreed	Jan-21	2-bedroom first floor apartment. kitchen, lounge, double bedroom, seperate bathroom.
1A Bartholomew Close, Eynsham, Witney, Oxfordshire	OX29 4QG	Semi Detached House	3		£1,395	£322	Let Agreed	Jan-21	3 bedroom house with enclosed garden, garage and off street parking.
Flat 10, Kian Court, Southfield Road, Eynsham, Witney, Oxfordshire	OX29 4FP	- Flat	2		£975	£225	Let Agreed	Jun-21	Refurbished first floor two bedroom apartment in a gated development. modern finish throughout with two bathrooms. allocated parking to rear of block.
Flat 6, Kian Court, Southfield Road, Eynsham, Witney, Oxfordshire	OX29 4FP	- Flat	1		£750	£173	Let Agreed	Jun-21	One bedroom apartment in a recently converted gated development. modern finish throughout with two bathrooms. allocated parking to rear of block.
34 Gessey Close, Long Hanborough, Witney, Oxfordshire	OX29 8FR	Semi Detached House	3		£1,350	£312	Let Agreed	Aug-21
A well-presented three bedroom house, comprises a modern kitchen/diner and wc. a reception room with double doors leading into a private garden, one single and one double bedroom, with ensuite to the master bedroom.

Flat 7, Kian Court, Southfield Road, Eynsham, Witney, Oxfordshire	OX29 4FP	- Flat	1		£800	£185	Let Agreed	Apr-21	Ground floor apartment in a recently converted gated development, benefiting from allocated parking. modern finish throughout. lounge, kitchen/diner.
Flat 4, Kian Court, Southfield Road, Eynsham, Witney, Oxfordshire	OX29 4FP	- Flat	2		£900	£208	Let Agreed	Feb-21	Two bedroom apartment in a recently converted gated development. benefiting from allocated parking. modern finish throughout. lounge, kitchen/diner, two bathrooms.
(Address Matched Only By Postcode) Back Lane,Back Lane, Eynsha	OX29 4QW	End Terrace House	3		£1,195	£276	Let Agreed	Feb-21
3-bed house. kitchen, living/dining room with patio doors, w/c, 3 bedrooms (two doubles and one single) and a family bathroom with a shower of the bath. garage with power. driveway parking for one car and additional parking on the road. lawned rear garden with a patio area. gated side access.

(Address Matched Only By Postcode) Woodley Green,Woodley Green, Witne	OX28 1BF	Semi Detached House	3		£1,350	£312	Let Agreed	Jun-21
3-bedroom end of terrace house. living room, fitted kitchen, wc and conservatory with heated flooring. three bedrooms (one double and one single and master with ensuite) and a family bathroom. to the rear there is an enclosed garden with patio. garage with parking.

Flat 1, 2 Harvest Grove, Witney, Oxfordshire	OX28 1FP	Purpose Built Flat	2	710	£850	£196	Let Agreed	Dec-20	Two double bedroom apartment. allocated parking. kitchen, lounge, two double bedrooms.
Flat 14, Kian Court, Southfield Road, Eynsham, Witney, Oxfordshire	OX29 4FP	- Flat	1		£800	£185	Let Agreed	Dec-20	One bedroom apartment in a recently converted gated development. benefiting from allocated parking. modern finish throughout. lounge, kitchen/diner.
10 Manor Road, Bladon, Woodstock, Oxfordshire	OX20 1RT	End Terrace House	4	1819	£1,595	£368	Let Agreed	Jan-21	4 bedroom townhouse . master bedroom with en-suite shower room, sitting room, dining room and study/garden room. there is a garage, 2 parking spaces and rear garden.

Scheme	818
Total number of units	37
Unit Types	Houses and Apartments

Archetype	818 - 1-bed - Flat	818 - 1-bed - SD	818 - 2-bed - EOT	818 - 2-bed - Flat	818 - 2-bed - MT	818 - 2-bed - SD	818 - 3-bed - EOT	818 - 3-bed - MT	818 - 4-bed - EOT
Average VP Value	£ 215,000	£ 225,000	£ 315,000	£ 260,000	£ 310,000	£ 320,000	£ 350,000	£ 345,000	£ 385,000
Average Market Rent	£ 725	£ 775	£ 1,100	£ 975	£ 1,100	£ 1,100	£ 1,400	£ 1,400	£ 1,500
Average Unit Size	561	602	798	771	808	808	910	910	1099
Average £ psf	£383	£374	£395	£337	£384	£396	£385	£379	£350

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
1 Regal Lane, Long Hanborough, Witney, Oxfordshire	OX29 8FZ	Detached House	4	1668	£1,800	£415	Let Agreed	Jun-20	Ex-show house, 4-bed detached house. enclosed garden to the rear. allocated parking. split over three floors. ensuite to master.
Willow Cottage, Witney Road, Freeland, Witney, Oxfordshire	OX29 8HQ	- House	3		£1,295	£299	Let Agreed	Apr-21	3-bed semi-detached home. gas central heating, two allocated parking spaces, enclosed rear garden and patio. contact finders keepers for full details quoting ref r55276
Flat 5, Kian Court, Southfield Road, Eynsham, Witney, Oxfordshire	OX29 4FP	- Flat	1		£750	£173	Let Agreed	Mar-21	One bedroom apartment in a recently converted gated development. benefiting from allocated parking. modern finish throughout. lounge, kitchen/diner.
79 Hazeldene Close, Eynsham, Witney, Oxfordshire	OX29 4AZ	Detached House	4		£2,000	£462	Let Agreed	May-21	Detached 4/5 bed house, refurbished to a high standard and includes a new kitchen, private garden, and garage usable as storage or guest accommodation.
4 Slatters Court, Long Hanborough, Witney, Oxfordshire	OX29 8QL	Semi Detached House	3	1001	£1,050	£242	Let Agreed	Dec-20	3-bed semi-detached. garage and drive. lounge, open-plan kitchen/dining room and overlooks the garden. there are three bedrooms and a bathroom with a shower over the bath.
40 Langford Way, Long Hanborough, Witney, Oxfordshire	OX29 8FP	Semi Detached House	3		£1,350	£312	Let Agreed	Jan-21	New build well-presented three-bedroom house, located within a brand new development. enclosed garden to rear, allocated parking.

Scheme	833
Total number of units	9
Unit Types	Houses only

Archetype	833 - 2-bed - EOT	833 - 2-bed - MT
Average VP Value	£ 180,000	£ 175,000
Average Market Rent	£ 725	£ 700
Average Unit Size	638	638
Average £ psf	£282	£274

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
25 Rockall Way, Caister-On-Sea, Great Yarmouth, Norfolk	NR30 5UD	Terraced House	2		£700	£162	Let Agreed	Jun-21	2 bed. gardens and allocated parking. entrance hall, lounge, kitchen, landing, family bathroom, front and rear gardens, allocated parking space.
26 Coxswain Read Way, Caister-On-Sea, Great Yarmouth, Norfolk	NR30 5AW	End Terrace House	2		£725	£167	Let Agreed	Apr-21	2 bed. conservatory, bathroom and allocated parking for two cars.
(Address Matched Only By Postcode) Fastnet Way,Fastnet Way, Caister-On-Sea, Great Yarmouth, Nr3	NR30 5TS	End Terrace House	2		£695	£160		Sep-20	2 bed. allocated, parking, and garden access.
(Address Matched Only By Postcode) Forth Close,Caister On Se	NR30 5UW	- House	2		£650	£150		Mar-21	2 bed. entrance hall, lounge, kitchen, bathroom with shower over bath. parking close by.
31 Beeleigh Way, Caister-On-Sea, Great Yarmouth, Norfolk	NR30 5UP	End Terrace House	2	797	£695	£160	Let Agreed	Nov-20	2 bed. entrance hall, lounge, kintchen/dining room, ensuite, seperate family bathroom, enclosed garden.
14 Wapping, Ormesby, Great Yarmouth, Norfolk	NR29 3JY	Terraced House	2	840	£550	£127	Let Agreed	Jul-21	2 bed. kitchen, utility room, lounge with french doors leading to the terrace and garden, bathroom, parking for 2 cars.
61 Spruce Avenue, Ormesby, Great Yarmouth, Norfolk	NR29 3RQ	Terraced House	2	807	£675	£156	Let Agreed	Jan-21	2 bed. entrance hallway, lounge, dining room, kitchen, conservatory, bathroom, parking and garage.
6 Rockall Way, Caister-On-Sea, Great Yarmouth, Norfolk	NR30 5UD	Mid Terrace House	2	700	£700	£162		Mar-21	2 bed. living room, kitchen, conservatory, and a bathroom, rear garden, two parking spaces.
52 Coxswain Read Way, Caister-On-Sea, Great Yarmouth, Norfolk	NR30 5AW	Mid Terrace House	2	678	£600	£138		Jul-21	2 bed. off road parking, a conservatory and rear garden.

Scheme	836
Total number of units	14
Unit Types	Houses only

Archetype	836 - 2-bed - EOT	836 - 2-bed - MT	836 - 2-bed - SD	836 - 3-bed - SD	836 - 4-bed - SD
Average VP Value	£ 187,500	£ 192,500	£ 197,500	£ 245,000	£ 290,000
Average Market Rent	£ 800	£ 800	£ 800	£ 900	£ 1,175
Average Unit Size	736	736	736	909	1205
Average £ psf	£255	£262	£268	£270	£241

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
40 Byford Drive, Polesworth, Tamworth, Staffordshire	B78 1LN	Semi Detached House	3		£950	£219	Let Agreed	May-21	3 bed. rear garden.
11 Blithbury Close, Amington, Tamworth, Staffordshire	B77 4FP	Semi Detached House	3		£995	£230	Let Agreed	Nov-20	3 bed. cul de sac. entrance hall, living area, kitchen diner, downstairs wc, family bathroom, en-suite to master, rear garden.
(Address Matched Only By Postcode) Seckington Lane, Newton Regis,Seckington Lane, Newton Regi	B79 0NQ	- House	3		£975	£225	Let Agreed	Jun-21	3 bed. entrance hall with w/c cloakroom, lounge doors leading into the garden, open plan kitchen/diner, family bathroom with separate shower. enclosed garden and 2 allocated parking spaces.
24 Bingley Avenue, Tamworth, Staffordshire	B78 3BU	End Terrace House	2		£750	£173	Let Agreed	Dec-20	2 bed. driveway, family bathroom, kitchen.
1 Kiln Way, Polesworth, Tamworth, Staffordshire	B78 1JF	Detached House	4	1679	£1,400	£323	Let Agreed	Aug-21	4 bed. reception hall, guest wc, lounge, dining room, kitchen with open plan family room, utility room, 4 bedrooms (2 with en-suites), family bathroom, garden, rear garage and driveway.
(Address Matched Only By Postcode) Connemara Close, Dordan,Connemara Close, Dorda	B78 1TY	Semi Detached House	3		£875	£202	Let Agreed	Jul-21	3 bed. entrance hall, wc cloakroom, lounge, kitchen with dining area, ensuite, family bathroom with shower over bath. enclosed garden.
7 Knight Close, Polesworth, Tamworth, Staffordshire	B78 1LQ	Semi Detached House	3		£895	£207	Let Agreed	Apr-21	3 bed. entrance hall, downstairs wc, kitchen/dining area, living area, en suite to master, family bathroom, rear garden. driveway.
14 Wensleydale, Wilnecote, Tamworth, Staffordshire	B77 4PS	Detached House	4		£1,200	£277	Let Agreed	Nov-18	4 bed. kitchen, dining space, utility room, downstairs wc, master bedroom with ensuite, family bathroom, garage.
3A St. Nicholas Estate, Baddesley Ensor, Atherstone, Warwickshire	CV9 2EY	Detached House	4		£1,250	£288	Let Agreed	Jun-21	4 bed. entrance hallway, guest wc, understairs storage, lounge, kitchen, utility room, ensuite to master, family bathroom. rear garden and driveway for 3 cars.
(Address Matched Only By Postcode) Gipsy Lane, Dordan,Gipsy Lane, Dorda	B78 1SX	Semi Detached House	4		£1,100	£254	Let Agreed	Apr-21
4 bed. cul de sac. entrance hall, w/c cloakroom, lounge/diner with patio doors leading into the rear enclosed garden, open plan kitchen/diner, utility area, master bedroom with ensuite, bathroom with corner bath and sperate shower, garage with parking for 2 cars.

11A Mill Lane, Fazeley, Tamworth, Staffordshire	B78 3QD	End Terrace House	2		£625	£144	Let Agreed	Dec-20	2 bed. open plan kitchen/diner, downstairs w/c, shower room, courtyard, on street parking.

Scheme	866
Total number of units	6
Unit Types	Houses and Apartments

Archetype	866 - 2-bed - D	866 - 2-bed - Flat
Average VP Value	£ 250,000	£ 200,000
Average Market Rent	£ 1,100	£ 900
Average Unit Size	656	656
Average £ psf	£381	£305

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
46 Redshank Court, Thatcham, Berkshire	RG19 3UE	Purpose Built Flat	2		£850	£196	Let Agreed	Jul-21	2 bed. open plan living/dining area, and a family bathroom. off road parking.
Flat 4, Aurora House, 71B Bath Road, Thatcham, Berkshire	RG18 3BD	Purpose Built Flat	2	700	£825	£190	Let Agreed	Jan-21	2 bed. entrance hall, lounge/diner, kitchen, en-suite to the master, and a family bathroom. communal gardens and allocated off street parking.
19 Tarn Howes Close, Thatcham, Berkshire	RG19 3TS	Purpose Built Flat	2	549	£850	£196	Let Agreed	Mar-21	2 bed. kitchen and allocated parking.
30 Richmond Avenue, Thatcham, Berkshire	RG19 3UG	- Flat	2		£800	£185	Let Agreed	Dec-20	2 bed. allocated parking and rear garden.
(Address Matched Only By Postcode) Flat Perseus House,Francis Close, Thatcham Berkshire, Rg1	RG18 3GR	- Flat	2		£850	£196		Aug-21	2 bed.
12 Clerewater Place, Thatcham, Berkshire	RG19 3RA	Purpose Built Flat	2	700	£900	£208	Let Agreed	Apr-21	2 bed. first floor. two parking spaces.
(Address Matched Only By Postcode) 247 ,Lower Way, Thatcham, Rg1	RG19 3TP	- Flat	2		£875	£202	Let Agreed	Apr-21	2 bed. open plan living area, en-suite shower room, family bathroom, allocated parking.
52 Redshank Court, Thatcham, Berkshire	RG19 3UE	Purpose Built Flat	2	678	£800	£185	Let Agreed	May-21	2 bed. ground floor, allocated parking.
30 Redshank Court, Thatcham, Berkshire	RG19 3UE	- Flat	2		£795	£183		Aug-21	2 bed. communal front entrance, communal hallway, entrance hall, kitchen and living/dining room, family bathroom, allocated parking for one car plus visitors' parking places.

Scheme	885
Total number of units	9
Unit Types	Flats only

Archetype	885 - 1-bed - Flat	885 - 2-bed - Flat
Average VP Value	£ 235,000	£ 300,000
Average Market Rent	£ 950	£ 1,200
Average Unit Size	577	767
Average £ psf	£407	£391

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
16 Christine Ingram Gardens, Bracknell, Berkshire	RG42 2LX	- Flat	2		£1,150	£265	Let Agreed	Jul-21	2 bed. open plan kitchen/living room/dining room, bathroom, allocated parking for one car, communal gardens and secure entry phone system.
4 Ferard Corner, Warfield, Bracknell, Berkshire	RG42 6BW	Purpose Built Flat	2	689	£1,250	£288	Let Agreed	Jun-21	1 bed. kitchen, bathroom, parking at the front of the building.
(Address Matched Only By Postcode) 3, Coppid Hall, Warfield Road,Coppid Hall, Warfield Road, Bracknell, Warfield Road, Bracknell, Rg4	RG42 2BR	- Flat	1		£1,100	£254	Let Agreed	Aug-21	1 bed. kitchen, bathroom, parking at the front of the building.
(Address Matched Only By Postcode) 1 Coppid Hall, Warfield Road,Warfield Road, Bracknell, Warfield Road, Bracknell, Rg4	RG42 2BR	- Flat	1		£1,100	£254	Let Agreed	Apr-21	1 bed. kitchen, bathroom, parking at the front of the building.
(Address Matched Only By Postcode) 2 Coppid Hall, Warfield Road,Warfield Road, Bracknell, Warfield Road, Bracknell, Rg4	RG42 2BR	- Flat	1		£1,100	£254	Let Agreed	Apr-21	1 bed. kitchen, bathroom, parking at the front of the building.
(Address Matched Only By Postcode) 5 Buddery Close,Buddery Close, Warfield, Rg4	RG42 6DJ	- Flat	1		£1,000	£231	Let Agreed	Nov-20	1 bed. under cover parking, kitchen and bathroom.
(Address Matched Only By Postcode) 4 Coppid Hall, Warfield Road,Warfield Road, Bracknell, Warfield Road, Bracknell, Rg4	RG42 2BR	- Flat	2		£1,350	£312	Let Agreed	Apr-21	2 bed. kitchen, bathroom, parking at the front of the building.
11 Heather Green, Warfield, Bracknell, Berkshire	RG42 5AQ	- Flat	2		£1,350	£312		Aug-21	2 bed. open plan living area, two double bedrooms and en-suite to the master. car port within the development, as well as further allocated parking also.
(Address Matched Only By Postcode) 5 Coppid Hall, Warfield Road,Warfield Road, Bracknell, Warfield Road, Bracknell, Rg4	RG42 2BR	- Flat	1		£1,100	£254	Let Agreed	Apr-21	1 bed. kitchen, bathroom, parking at the front of the building.
(Address Matched Only By Postcode) 25 Crayford Mead,Crayford Mead, Warfield, Bracknell, Berkshire, Rg4	RG42 6EF	- Flat	2		£1,300	£300		Oct-20	2 bed. en-suite to master and a family bathroom. open plan kitchen/living/dining area. allocated parking for two cars.

Scheme	888
Total number of units	25
Unit Types	Houses and Apartments

Archetype	888 - 1-bed - EOT	888 - 1-bed - Flat	888 - 2-bed - EOT	888 - 2-bed - Flat	888 - 2-bed - MT	888 - 2-bed - SD
Average VP Value	£ 202,500	£ 195,000	£ 267,500	£ 230,000	£ 265,000	£ 270,000
Average Market Rent	£ 715	£ 715	£ 895	£ 850	£ 985	£ 985
Average Unit Size	455	476	679	643	752	752
Average £ psf	£445	£410	£394	£358	£352	£359

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
37 Stanley Close, Staplehurst, Tonbridge, Kent	TN12 0TA	Semi Detached House	2		£950	£219	Let Agreed	Feb-21	Two double bedroom semi- detached house. lounge, kitchen has a breakfast area and the bedrooms are good sized doubles. parking for two cars on the drive as well as a garage/storage area.
57 Stanley Close, Staplehurst, Tonbridge, Kent	TN12 0TA	Semi Detached House	2		£975	£225	Let Agreed	Sep-20	Two bedroom semi-detached house. off road parking. kitchen with access to the rear patio area and garden. gas central heating, double glazed throughout.
(Address Matched Only By Postcode) Coach House, Gd Fl Fl,High Street, Staplehurs	TN12 0AR	- Flat	1		£725	£167	Let Agreed	Aug-21
One bedroom ground floor flat with parking and shared outside seating area, lounge, fitted kitchen, utility area. large double bedroom with cupboard space.  bathroom with shower over bath.  shared garden with one parking space.

19 Winchs Garth, Staplehurst, Tonbridge, Kent	TN12 0QX	Purpose Built Flat	2	667	£900	£208	Let Agreed	May-21	Ground floor apartment. lounge, with two double bedrooms and a large private rear garden with brick built storage shed. single parking space.
Flat 2, Dickens Court, Station Road, Staplehurst, Tonbridge, Kent	TN12 0QH	- Flat	2		£825	£190	Let Agreed	Jul-21
2-bed first floor apartment. two double bedrooms, kitchen with breakfast bar, bathroom, spacious living room and this property is neutrally decorated throughout to a high standard. the property also benefits from an allocated parking space and access to a communal garden.

41 Locks Yard, Headcorn, Ashford, Kent	TN27 9AD	Purpose Built Flat	2	743	£850	£196	Let Agreed	Aug-21	Ground floor flat with 2 double bedrooms, and ensuite shower room and bathroom. open plan sitting room/kitchen. neutrally decorated throughout. parking space for 1 car.

Scheme	893
Total number of units	6
Unit Types	Flats only

Archetype	893 - 2-bed - Flat
Average VP Value	£ 150,000
Average Market Rent	£ 700
Average Unit Size	541
Average £ psf	£277

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
2, Carroll House, Muskett Drive, Northwich, Cheshire	CW8 4YE	- Flat	2		£650	£150	Let Agreed	Mar-21	2 bed. open-plan kitchen and lounge area. parking allocation for residents and visitors.
(Address Matched Only By Postcode) Curzon Avenue,Curzon Avenue, Winnington Village, Cw	CW8 4YU	- Flat	2		£695	£160	Let Agreed	Mar-21	2 bed. two allocated parking spaces with electric-vehicle charging point.
Flat, 6 Winnington Lane, Northwich, Cheshire	CW8 4DE	- Flat	2		£725	£167	Let Agreed	Oct-20	2 bed. entrance hallway, double doors leading to the lounge and kitchen, family bathroom, secure entry phone system, allocated parking space.

Scheme	921
Total number of units	39
Unit Types	Houses only

Archetype	921 - 2-bed - D	921 - 2-bed - EOT	921 - 2-bed - MT	921 - 3-bed - EOT	921 - 3-bed - MT	921 - 3-bed - SD
Average VP Value	£ 160,000	£ 147,500	£ 145,000	£ 171,053	£ 165,000	£ 187,500
Average Market Rent	£ 800	£ 675	£ 675	£ 816	£ 819	£ 863
Average Unit Size	1182	638	638	785	791	901
Average £ psf	£135	£231	£227	£218	£209	£208

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) Squires Gate Lane,Squires Gate Lane, Blackpool, Fy	FY4 2NL	Terraced House	2		£625	£144		Mar-21	2 bed. rear garden, private parking space.
25 Almond Close, Lytham St. Annes, Lancashire	FY8 2FD	Detached House	3		£975	£225	Let Agreed	Aug-21
3 bed. garage with space for several cars in the driveway and a rear garden thats not overlooked. entrance hallway, lounge, dining/kitchen with patio doors leading to the rear garden, utility room and wc.

4 The Hawthorns, Lytham St. Annes, Lancashire	FY8 3XA	Terraced House	3	818	£930	£215	Let Agreed	Jul-21	3 bed. conservatory, gardens front and rear and allocated off road parking.
5 Abbey Close, Blackpool	FY4 2FH	Semi Detached House	3		£825	£190	Let Agreed	Aug-21	3 bed. lounge, downstairs wc, kitchen with centre island and dining space, and a family bathroom. gardens to the front and rear, a driveway and garage.
27 Stubblefield Drive, Lytham St. Annes, Lancashire	FY8 2FQ	Semi Detached House	3		£1,000	£231	Let Agreed	Aug-21	3 bed. open plan kitchen/diner, living room, cloakroom, en suite, bathroom, private parking.
22 Mellings Wood, Lytham St. Annes, Lancashire	FY8 3DW	Mid Terrace House	2	775	£695	£160	Let Agreed	Jun-21	2 bed. lounge, dining/kitchen, and shower. enclosed rear garden and an allocated parking space.
6 Abbey Close, Blackpool	FY4 2FH	Semi Detached House	3		£825	£190	Let Agreed	Oct-20	3 bed. lounge, downstairs wc, kitchen, dining space, and a family bathroom. gardens to the front and rear, a driveway and garage.
27 Stubblefield Drive, Lytham St. Annes, Lancashire	FY8 2FQ	Semi Detached House	3		£1,000	£231		Jul-21	3 bed. open plan kitchen/diner, living room, cloakroom, en suite, family bathroom, private parking and rear garden.
(Address Matched Only By Postcode) 34,Redfern Way, Lytham St Anne	FY8 2FN	- House	2		£675	£156	Let Agreed	Oct-20	2 bed. lounge, cloakroom, kitchen diner, rear garden. allocated parking.
6 Redfern Way, Lytham St. Annes, Lancashire	FY8 2FN	- House	2		£650	£150	Let Agreed	Sep-20	2 bed. lounge, cloakroom, kitchen/diner, opens onto the secure rear garden.

Scheme	940
Total number of units	11
Unit Types	Houses and Apartments

Archetype	940 - 1-bed - Flat	940 - 2-bed - D	940 - 2-bed - Flat	940 - 3-bed - SD
Average VP Value	£ 140,000	£ 230,000	£ 197,500	£ 280,000
Average Market Rent	£ 700	£ 850	£ 800	£ 1,000
Average Unit Size	557	746	779	933
Average £ psf	£251	£308	£254	£300

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
64 Bourton Road, Banbury, Oxfordshire	OX16 2DL	Semi Detached House	2		£1,000	£231	Let Agreed	Mar-21	2 bed. downstairs cloak room, kitchen and lounge, family bathroom.
(Address Matched Only By Postcode) 19,Bullers Stree	OX16 1GE	Detached House	3		£1,500	£346	Let Agreed	Aug-21	3 bed. entrance hallway, cloakroom, living room, kitchen/dining room, ensuite, family bathroom, driveway for 2 cars and rear garden.
10, Peoples Place, Warwick Road, Banbury, Oxfordshire	OX16 0FJ	Purpose Built Flat	2	1206	£875	£202	Let Agreed	Jul-21	2 bed. entrance hall, lounge/dinimg room, kitchen, shower, allocated parking for 1 car.
5, Park Gardens, Bath Road, Banbury, Oxfordshire	OX16 9HQ	Purpose Built Flat	1		£750	£173	Let Agreed	Feb-21	1 bed. communal gardens.
59 Rosemary Drive, Banbury, Oxfordshire	OX16 1ES	- Flat	2	1012	£795	£183	Let Agreed	Nov-20	2 bed.
23 Rosemary Drive, Banbury, Oxfordshire	OX16 1ES	- Flat	2		£775	£179	Let Agreed	May-21	2 bed. open plan kitchen, living room, en suite, bathroom with shower attachment over bath. allocated parking.
Flat 11, Hanwell Mews, Rotary Way, Banbury, Oxfordshire	OX16 1AP	- Flat	2		£750	£173	Let Agreed	Oct-20	2 bed. top floor. master en-suite, family bathroom, lounge/diner/kitchen, balcony.
(Address Matched Only By Postcode) 2,Jones Way, Banbury, Oxon, Ox16 1H	OX16 1HT	Semi Detached House	3		£1,250	£288	Let Agreed	Jun-21	3 bed. kitchen, living room, ensuite, enclosed rear garden, driveway parking for 3 cars.

Scheme	942
Total number of units	1
Unit Types	Flats only

Archetype	942 - 1-bed - Flat
Average VP Value	£ 300,000
Average Market Rent	£ 1,200
Average Unit Size	714
Average £ psf	£420

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
Flat 9, Fulmar House, 21 Brand Avenue, Uxbridge, Middlesex	UB10 0FS	- Flat	1		£1,150	£265	Let Agreed	May-21
A well presented, one bedroom apartment . open plan kitchen. lounge leading to glass balcony. large bedroom with built in wardrobe space, family bathroom and storage through-out. the property also offers parking and secure entry phone systems.

Flat 33, Dolphin Bridge House, Rockingham Road, Uxbridge, Middlesex	UB8 2FE	- Flat	1		£1,100	£254	Let Agreed	Aug-21	1-bed first floor apartment, with parking space. lounge, open plan kitchen and high specification bathrooms.
Flat 3, Gloster House, 25 Willoughby Avenue, Uxbridge, Middlesex	UB10 0FY	- Flat	1		£1,150	£265	Let Agreed	Aug-21
A newly built, one bedroom, ground floor apartment. kitchen open to the reception, large double bedroom and bathroom. further benefits include allocated parking, gas central heating, storage, lifts intercom system and an intelligent electricity monitor.

(Address Matched Only By Postcode) Flat 8 Hampden House, 51 St Andrew'S Road,1 Bedroom Property In St Andrews Road, Uxbridg	UB10 0WN	- Flat	1		£1,250	£288	Let Agreed	Jul-21
1-bedroom apartment. lounge, open-plan kitchen, private outside space (either a balcony or patio) and spacious bathrooms with bath and overhead shower. secure underground parking (limited availability, and there is an additional monthly charge).

Bristol House, 4 Modin Place, Uxbridge, Middlesex	UB10 0WP	- Flat	1		£1,250	£288	Let Agreed	Jul-21
1-bedroom third floor apartment comprising open-plan living room / kitchen, good size double, bathroom has a bath and overhead shower. there is private outside space by way of balcony. in addition, the apartment has underfloor heating throughout. communal gardens.

Flat 12, Dolphin Bridge House, Rockingham Road, Uxbridge, Middlesex	UB8 2FE	- Flat	1		£1,100	£254		Feb-21	One bedroom apartment in a gated devepolment, open plan kitchen, bathroom and lounge, double bedroom.

Scheme	991
Total number of units	13
Unit Types	Houses only

Archetype	991 - 2-bed - EOT	991 - 2-bed - MT	991 - 2-bed - SD	991 - 3-bed - SD
Average VP Value	£ 215,000	£ 210,000	£ 220,000	£ 300,000
Average Market Rent	£ 775	£ 775	£ 775	£ 900
Average Unit Size	753	753	753	861
Average £ psf	£285	£279	£292	£349

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
4 Windsor Court, Needham Market, Ipswich	IP6 8BY	Purpose Built Flat	2	635	£750	£173	Let Agreed	Jun-21	2 bed. entrance, kitchen, en suite to master, bathroom, allocated car parking.
(Address Matched Only By Postcode) Steggall Close,Steggall Close, Needham Market, Ip	IP6 8EB	Semi Detached House	2		£795	£183	Let Agreed	Aug-21	2 bed. off road parking, enclosed rear garden, entrance hallway, lounge/diner, kitchen, enclosed rear garden with shed.
8, Acorn House, Paper Mill Lane, Bramford, Ipswich	IP8 4DW	- Flat	2		£775	£179		Jan-21	2 bed. lounge/dining room, private garden, kitchen, ensuite shower room, seperate family bathroom with shower over bath.
79 Jubilee Crescent, Needham Market, Ipswich	IP6 8AT	Purpose Built Flat	2	678	£750	£173	Let Agreed	Apr-21	2 bed. entrance hall, sitting room, kitchen, master bedroom with en suite.
17 Windsor Court, Needham Market, Ipswich	IP6 8BY	- Flat	1		£600	£138	Let Agreed	Jun-21	1 bed. open plan kitchen and lounge, dining room, allocated parking for 1.
2 Bakers Crescent, Ipswich	IP1 6NU	Semi Detached House	2		£925	£213	Let Agreed	Aug-21	2 bed. two off-road parking spaces, solar panels on the roof rear garden.
69 Masons Drive, Great Blakenham, Ipswich	IP6 0GE	- Flat	2		£695	£160	Let Agreed	Oct-20	2 bed. entrance hall, open plan kitchen/dining room, ensuite, family bathroom, garage, allocated parking.
6 Masons Drive, Great Blakenham, Ipswich	IP6 0GE	Mid Terrace House	2	958	£775	£179	Let Agreed	Jul-21	2 bed. entrance hall, cloakroom, cloakroom, kitchen, sitting room, bathroom, rear garden.

Scheme	1013
Total number of units	5
Unit Types	Houses only

Archetype	1013 - 2-bed - EOT	1013 - 2-bed - MT	1013 - 2-bed - SD
Average VP Value	£ 200,000	£ 197,500	£ 205,000
Average Market Rent	£ 750	£ 750	£ 750
Average Unit Size	733	733	733
Average £ psf	£273	£270	£280

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
18 Overstrand Road, Hamilton, Leicester	LE5 1AT	Mid Terrace House	2	743	£695	£160	Let Agreed	May-21	2 bed. entrance hall, downstairs w.c, lounge, kitchen, bathroom with shower over bath, rear garden.
21 Trefoil Close, Leicester	LE5 1TF	Semi Detached House	2	678	£575	£133		Jun-21	2 bed. lounge, kitchen, bathroom, rear garden, and driveway for two cars.
140 Maidenwell Avenue, Hamilton, Leicester	LE5 1QR	Mid Terrace House	2	883	£750	£173	Let Agreed	Jan-21	2 bed. entrance hall, downstairs w/c, kitchen, lounge, and a bathroom upstairs.
41 Woodborough Road, Leicester	LE5 4LR	Semi Detached House	2	678	£700	£162	Let Agreed	Jan-21	2 bed. cul-de-sac. lounge, dining/kitchen, bathroom with shower, driveway and garden.
39 Carty Road, Hamilton, Leicester	LE5 1QG	End Terrace House	2	797	£725	£167	Let Agreed	Jan-21	2 bed. entrance hallway, downstairs w.c, kitchen, two bedrooms with master and a family bathroom. off road parking anda rear garden.
13 Bakers Way, Leicester	LE5 1PZ	Terraced House	2	743	£725	£167	Let Agreed	Feb-21	2 bed. enclosed rear garden with shed. off road parking.

Scheme	1046
Total number of units	4
Unit Types	Houses only

Archetype	1046 - 2-bed - MT	1046 - 3-bed - EOT
Average VP Value	£ 210,000	£ 240,000
Average Market Rent	£ 850	£ 1,000
Average Unit Size	635	753
Average £ psf	£331	£319

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
25 Pickernell Road, Tidworth, Hampshire	SP9 7FU	Terraced House	2		£850	£196	Let Agreed	Jun-21	2 bed. cul-de-sac.
3 Charles Vesey Road, Tidworth, Hampshire	SP9 7LQ	Terraced House	3		£995	£230	Let Agreed	Nov-20
3 bed. garage, entrance hallwa, cloakroom, kitchen living/dining room with patio doors leading to garden, ensuite shower room, family bathroom with hand held shower over bath. enclosed rear garden, garage and driveway parking.

5 Trinity View Road, Tidworth, Hampshire	SP9 7FJ	End Terrace House	3		£1,050	£242	Let Agreed	Jun-21
3 bed. entrance hallway, cloakroom, living room, kitchen/dining room with doors leading to back garden, family bathroom, two allocated parking spaces and an enclosed rear garden giving access to the garage.

30 Pickernell Road, Tidworth, Hampshire	SP9 7FU	End Terrace House	2	710	£795	£183	Let Agreed	Mar-21	2 bed. entrance hall, open plan kitchen/living area, cloakroom, bathroom with shower over the bath, enclosed rear garden with shed. two allocated parking spaces.
60 Merrington Way, Tidworth, Hampshire	SP9 7GS	End Terrace House	3		£950	£219	Let Agreed	Aug-21	3 bed. downstairs toilet, master en-suite and two parking spaces.
20 Trinity View Road, Tidworth, Hampshire	SP9 7FJ	Terraced House	2		£850	£196	Let Agreed	Jun-21	2 bed. entrance hallway, living room, under stairs storage cupboard, cloakroom, kitchen, family bathroom with shower over bath, enclosed rear garden and two allocated parking spaces.
2 Baker Close, Tidworth, Hampshire	SP9 7GP	End Terrace House	2		£750	£173	Let Agreed	Jul-21	2 bed. downstairs cloakroom, private garden, allocated parking.
1 Eyles Road, Tidworth, Hampshire	SP9 7WU	End Terrace House	2		£895	£207		Aug-21	2 bed. kitchen, living room, downstairs cloakroom, bathroom, garden and parking.
3 Trinity View Road, Tidworth, Hampshire	SP9 7FJ	Semi Detached House	3		£975	£225	Let Agreed	Jun-21
3 bed. entrance hallway, living room, under stairs storage cupboard, cloakroom, kitchen/dining room, patio doors leading to garden, ensuite with seperate family bathroom with hand held shower over bath.  enclosed rear garden and two parking spaces.

21 Habberfield, Tidworth, Hampshire	SP9 7FS	Terraced House	2	710	£875	£202	Let Agreed	Apr-21	2 bed. entrance hall, cloakroom, kitchen, living room, with patio doors out to a fully enclosed rear garden, family bathroom, two allocated parking spaces.
37 Pierce Road, Tidworth, Hampshire	SP9 7WQ	Semi Detached House	2		£850	£196	Let Agreed	Mar-21	2 bed. living room, kitchen/dining room, cloakroom, and a family bathroom, rear garden and two allocated parking spaces.

Scheme	1067
Total number of units	6
Unit Types	Houses and Apartments

Archetype	1067 - 1-bed - Flat	1067 - 2-bed - SD
Average VP Value	£ 200,000	£ 340,000
Average Market Rent	£ 825	£ 1,225
Average Unit Size	544	847
Average £ psf	£368	£402

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
Flat 22, Cambridge Court, Cambridge Road, Puckeridge, Ware, Hertfordshire	SG11 1SB	Conversion Flat	1	592	£900	£208	Let Agreed	Jul-21
First floor apartment. entry phone system, allocated parking, further visitors parking bays and communal gardens. accommodation comprises hall, double bedroom, an open-plan living room/kitchen and a bathroom.

8 High Street, Standon, Ware, Hertfordshire	SG11 1LA	Terraced House	2		£1,200	£277	Let Agreed	Jun-21	2-bedroom mid-terrace house. lounge, kitchen and downstairs modern w/c. two bedrooms, enclosed garden which is low maintenance.
Flat 23, Cambridge Court, Cambridge Road, Puckeridge, Ware, Hertfordshire	SG11 1SB	Conversion Flat	1	581	£725	£167	Let Agreed	Sep-20	1-bedroom flat. comprises one bedroom, one bathroom and an open plan, well-proportioned kitchen/diner.

Scheme	1109
Total number of units	7
Unit Types	Houses only

Archetype	1109 - 1-bed - SD	1109 - 3-bed - EOT	1109 - 3-bed - MT
Average VP Value	£ 145,000	£ 345,000	£ 340,000
Average Market Rent	£ 550	£ 825	£ 825
Average Unit Size	470	761	761
Average £ psf	£309	£454	£447

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
38 Bradwall Road, Sandbach, Cheshire	CW11 1GF	Mid Terrace House	3	990	£695	£160	Let Agreed	Jun-20	3 bed. kitchen, bathroom and en-suite, downstairs cloakroom/wc, lounge, enclosed rear garden.
62B The Hill, Sandbach, Cheshire	CW11 1HT	- Flat	1		£500	£115	Let Agreed	Jul-21	1 bed. kitchen, bathroom, bedroom. there is no allocated parking.
26 Blenheim Park, Sandbach, Cheshire	CW11 4QJ	Mid Terrace House	3		£725	£167	Let Agreed	Jan-21	3 bed. kitchen, bathroom, enclosed rear garden, off road parking.
Apartment 10, The Mansion, The Hill, Sandbach, Cheshire	CW11 1FD	- Flat	1		£625	£144	Let Agreed	Jun-21	1 bed. first floor, under floor heating, allocated parking space and communal gardens.
53 Bradwall Road, Sandbach, Cheshire	CW11 1GH	End Terrace House	3	1087	£695	£160	Let Agreed	Feb-21	3 bed. enclosed gardens and secure parking.
(Address Matched Only By Postcode) 62A,The Hill, Sandbac	CW11 1HT	- Flat	1		£525	£121	Let Agreed	Sep-20	1 bed. lounge, kitchen, bedroom, bathroom. there is no allocated parking with the property.
Apartment 12, The Mansion, The Hill, Sandbach, Cheshire	CW11 1FD	- Flat	1		£650	£150	Let Agreed	Jun-21	1 bed. open plan kitchen, under floor heating, allocated off road and visitor parking, communal gardens.

Scheme	1112
Total number of units	4
Unit Types	Houses only

Archetype	1112 - 1-bed - MT	1112 - 3-bed - EOT
Average VP Value	£ 175,000	£ 290,000
Average Market Rent	£ 625	£ 925
Average Unit Size	602	910
Average £ psf	£291	£319

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
23 Esprit Close, Wymondham	Norfolk NR18 9LY	Mid Terrace House	1	538	£595	£137	Available	Apr-21	One bedroom coach house with 2 allocated parking spaces. unfurnished. epc rating d.
13 Swallow Drive, Wymondham	Norfolk NR18 9FN	Semi Detached House	3		£1,100	£254	Let agreed	Apr-21	3-bedroom unfurnished townhouse. lounge with garden access on ground floor, 2 bedrooms on first floor and master bedroom on top floor. driveway and semi-detached garage.
19 Swallow Drive, Wymondham	Norfolk NR18 9FN	Semi Detached House	3		£975	£225	Available	Oct-20
3-bedroom semi-detached house set over 3 floors. fully fitted kitchen, 2 double bedrooms on first floor with family bathroom. master bedroom with en suite shower room on second floor. double length garage and parking for two on driveway

76 Silfield Road, Wymondham	Norfolk NR18 9AZ	Semi Detached House	3		£1,000	£231	Let agreed	Dec-20
Unfurnished 3-bedroom semi detached house on the outskirts of wymondham. living room, kitchen diner with integrated appliances on ground floor. 2 double bedrooms and 1 single bedroom, all with built in wardrobes. driveway and double length garage. epc rating a.

6 Nightingale Avenue, Wymondham	Norfolk NR18 9EF	Semi Detached House	3		£950	£219	Let agreed	Mar-21
3-bedroom semi detached house built in 2019. open plan sitting room, dining area with french doors to rear garden. separate kitchen with integrated appliances. driveway and single garage. epc rating b.

Scheme	1144
Total number of units	1
Unit Types	Houses only

Archetype	1144 - 4-bed - EOT
Average VP Value	£ 425,000
Average Market Rent	£ 1,300
Average Unit Size	1106
Average £ psf	£384

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
Orchard House, Valiant Close, Lighthorne Heath, Leamington Spa, Warwickshire	CV33 9UF	Semi Detached House	4		£1,100	£254	Let Agreed	Feb-21	4 bed. cloakroom, sitting room, kitchen/dining room, en suite, family bathroom, rear garden, two parking spaces.
Righ House, Moreton Morrell, Warwick	CV35 9AN	- House	4		£1,850	£427		May-20	4 bed. entrance hallway, breakfast kitchen, utility room, sitting room, cloak room, master with ensuite, family bathroom.
(Address Matched Only By Postcode) 12 Hartshorne Road,Hartshorne Road, Bishops Itchington Cv47 2B	CV47 2BF	Detached House	4		£1,295	£299	Let Agreed	Oct-20
4 bed. hallway, ground floor wc, reception room, kitchen, open plan living room with dining area, patio doors leading to the rear garden, master with en-suite shower room, family bathroom, rear garden. off road parking to driveway for two cars.

2 Macaulay Road, Bishops Itchington, Southam, Warwickshire	CV47 2BG	Detached House	4	1528	£1,495	£345	Let Agreed	Apr-21	4 bed. single garage and driveway to the side.

Scheme	1222
Total number of units	4
Unit Types	Flats only

Archetype	1222 - 1-bed - Flat	1222 - 2-bed - Flat
Average VP Value	£ 125,000	£ 150,000
Average Market Rent	£ 540	£ 650
Average Unit Size	450	549
Average £ psf	£278	£273

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) Flat 25,Melrose House, Granville Road, Felixstowe, Suffolk, Ip1	IP11 2BY	- Flat	1		£725	£167	Let Agreed	May-21	1 bed.
(Address Matched Only By Postcode) 1,Seafront Apartment	IP11 2AU	- Flat	1		£650	£150	Let Agreed	Nov-20	1 bed. ground floor.
(Address Matched Only By Postcode) 23,Melrose House, Granville Road, Felixstowe, Suffolk, Ip1	IP11 2BB	- Flat	2		£950	£219	Let Agreed	Jul-21	2 bed. kitchen, open plan living, family bathrooms.
(Address Matched Only By Postcode) Sea Road,Sea Road, Felixstow	IP11 2GL	- Flat	2		£975	£225	Let Agreed	Jul-21	2 bed. second floor. lounge, kitchen, en suite shower room, family bathroom.
(Address Matched Only By Postcode) Flat 4,,Woodcroft House, Bath Road, Felixstow	IP11 7JW	- Flat	1		£695	£160	Let Agreed	Feb-21	1 bed. first floor. open plan living space, kitchen, family bathroom with bath and shower over.
Flat 21, Melrose House, Granville Road, Felixstowe, Suffolk	IP11 2BY	- Flat	2		£725	£167	Let Agreed	Jul-21	2 bed. the apartment comprises of two bedrooms, bathroom and open plan lounge/ kitchen/ diner.
31 Tower Road, Felixstowe, Suffolk	IP11 7PR	- Flat	2		£825	£190	Let Agreed	Dec-20	2 bed.
2 Sea Road, Felixstowe, Suffolk	IP11 2AU	- Flat	1		£700	£162	Let Agreed	Dec-20	1 bed. ground floor.

Scheme	1226
Total number of units	5
Unit Types	Houses only

Archetype	1226 - 3-bed - EOT	1226 - 3-bed - MT
Average VP Value	£ 218,333	£ 212,500
Average Market Rent	£ 667	£ 675
Average Unit Size	778	786
Average £ psf	£281	£270

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
97 Stanhill Road, Oswaldtwistle, Accrington, Lancashire	BB5 4PS	Mid Terrace House	3	1399	£695	£160	Let Agreed	Sep-20	3 bed. entrance vestibule, lounge, dining room, kitchen, bathroom suite with a free standing bath.
22 Catlow Hall Street, Oswaldtwistle, Accrington, Lancashire	BB5 3EU	Mid Terrace House	3	1163	£600	£138	Let Agreed	Jul-21	3 bed.
10 Charles Street, Oswaldtwistle, Accrington, Lancashire	BB5 3EX	Mid Terrace House	3	1087	£595	£137		Dec-20	3 bed. entrance porch, hallway, living room, reception room, open plan to the kitchen, utility porch, family bathroom, forecourt garden
208 Stanhill Lane, Oswaldtwistle, Accrington, Lancashire	BB5 4QB	End Terrace House	3		£695	£160	Let Agreed	Jul-21	3 bed. lounge, living room, fitted kitchen, house bathroom. externally a rear courtyard with additional patio.
38 Stanley Street, Oswaldtwistle, Accrington, Lancashire	BB5 3PZ	Terraced House	3	1206	£675	£156	Let Agreed	Jun-21	3 bed. front gravelled forecourt, rear enclosed yard.
13 Chapel Street, Oswaldtwistle, Accrington, Lancashire	BB5 3EP	Mid Terrace House	3	1227	£595	£137		Jul-21	3 bed. cul-de-sac. entry vestibule, reception room, rear reception room leading through to the kitchen. an enclosed rear yard.
(Address Matched Only By Postcode) 208 Stanhill Lane,Stanhill Lane, Oswaldtwistle, Accrington, Bb	BB5 4QB	End Terrace House	3		£695	£160		Nov-20	3 bed. property comprises of lounge, living room, fitted kitchen, a house bathroom. a rear courtyard with additional patio.
1 Percy Street, Oswaldtwistle, Accrington, Lancashire	BB5 4LY	End Terrace House	3		£625	£144		Mar-21	3 bed. entrance vestibule, lounge, dining room, kitchen, family bathroom. externally there is a front forecourt garden and an enclosed rear flagged yard.
1 Grove Street, Oswaldtwistle, Accrington, Lancashire	BB5 3PW	End Terrace House	3	1076	£650	£150	Let Agreed	May-21	3 bed. reception room, kitchen, bathroom suite with bath & overhead shower.
33 Frederick Street, Oswaldtwistle, Accrington, Lancashire	BB5 3DH	End Terrace House	3	1152	£525	£121	Let Agreed	Jun-21	3 bed. entrance porch, hallway, two reception rooms and kitchen.

Scheme	1260
Total number of units	3
Unit Types	Houses only

Archetype	1260 - 2-bed - D	1260 - 2-bed - SD
Average VP Value	£ 260,000	£ 250,000
Average Market Rent	£ 850	£ 825
Average Unit Size	659	659
Average £ psf	£395	£380

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) High Street,High Street, Northampton, Nn	NN6 6HT	End Terrace House	2		£750	£173		Jun-21	2 bed. front and back garden with rear access to off road parking and garage.
1 Wells Close, Husbands Bosworth, Lutterworth, Leicestershire	LE17 6NA	Terraced Bungalow	2		£795	£183	Let Agreed	Apr-21
2 bed. cul-de-sac. entrance hall, open plan lounge-diner, kitchen, bathroom suite with shower over the bath. externally the bungalow has gardens to the rear and front of the propriety, off road parking and single garage.

3 Welford Road, South Kilworth, Lutterworth, Leicestershire	LE17 6DY	Detached House	2	1787	£725	£167	Let Agreed	Jun-21	2 bed. entrance to kitchen, cloakroom, open plan to lounge area, doors to patio and garden, breakfast bar area to kitchen, bathroom with shower over bath, off road parking, gardens and patio area.
12 Station Road, North Kilworth, Lutterworth, Leicestershire	LE17 6HY	Terraced House	2		£795	£183		Aug-21	2 bed. comprising hall, downstairs wc, kitchen, lounge/diner with patio doors overlooking the private garden, bathroom. single garage and off road parking.
10 Cromwell Close, Walcote, Lutterworth, Leicestershire	LE17 4JJ	End Terrace House	2	818	£675	£156	Let Agreed	Apr-21	2 bed. front garden with side access to the rear which has an enclosed garden.

Scheme	1288
Total number of units	6
Unit Types	Houses and Apartments

Archetype	1288 - 1-bed - Maisonette	1288 - 2-bed - SD	1288 - 3-bed - EOT	1288 - 3-bed - MT
Average VP Value	£ 172,500	£ 225,000	£ 260,000	£ 255,000
Average Market Rent	£ 525	£ 650	£ 750	£ 750
Average Unit Size	592	627	1001	1001
Average £ psf	£291	£359	£260	£255

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
9 Camellia Gardens, Pendeford, Wolverhampton	WV9 5SH	Semi Detached House	2	700	£650	£150	Let Agreed	Jun-21	2 bed. driveway parking and private rear garden with decked patio.
18 Marholm Close, Wolverhampton	WV9 5QY	End Terrace House	1	517	£375	£87	Let Agreed	Oct-20	1 bed. two allocated parking spaces. entrance porch, open plan lounge with kitchen area, shower room. car parking area with two allocated car spaces.
48 Kinfare Drive, Wolverhampton	WV6 8JW	Semi Detached Bungalow	2		£750	£173		Aug-21	2 bed. living room, family bathroom and kitchen. rear garden, driveway.
44 Snowdon Way, Wolverhampton	WV10 6JZ	End Terrace House	1	753	£475	£110		Aug-21	1 bed. the property has one bedroom, lounge, kitchen and bathroom.
57 Shackleton Drive, Wolverhampton	WV6 7SA	Semi Detached Bungalow	2		£725	£167	Let Agreed	Feb-21
2 bed. entrance hall, lounge/diner, conservatory, kitchen, two bedrooms and a bathroom. externally there is an enclosed rear garden, side area and to the front a driveway for parking along with a front garden.

67 Penshaw Close, Wolverhampton	WV9 5NG	Semi Detached House	2	1044	£650	£150	Let Agreed	Apr-21	2 bed. entrance hallway, lounge area, kitchen and two spacious bedrooms, along with a bathroom. off-road parking.
22 Melrose Drive, Wolverhampton	WV6 7XQ	Terraced House	1		£515	£119	Let Agreed	May-21	1 bed. cul de sac. allocated parking and garden.
16 Marholm Close, Wolverhampton	WV9 5QY	End Terrace House	1	495	£475	£110	Let Agreed	Aug-21	1 bed. cul de sac. lounge with feature "spiral staircase" leading to the first floor. kitchen, bathroom with shower over the bath. allocated parking.
129 Wesley Road, Codsall, Wolverhampton	WV8 1JT	Semi Detached House	3		£750	£173	Let Agreed	Aug-21	3 bed. sitting room, dining/kitchen, bathroom, garage and driveway parking.
1 Jasmine Close, Pendeford, Wolverhampton	WV9 5RJ	Semi Detached House	2		£675	£156	Let Agreed	Jul-21	2 bed. lounge, kitchen, bathroom. driveway and rear garden.
3 Downie Road, Codsall, Wolverhampton	WV8 1JE	Semi Detached House	3		£695	£160	Let Agreed	Apr-21	3 bed. entrance hall, lounge, kitchen, off road parking to the front, along with a garden to the rear.
8 Smallwood Road, Pendeford, Wolverhampton	WV8 1UE	Terraced House	3	990	£750	£173	Let Agreed	Jun-21	3 bed. cul-de-sac. off-road parking to the rear. open plan kitchen/diner, cloakroom/wc, family bathroom. off-road parking.
32 Dam Mill Close, Codsall, Wolverhampton	WV8 1TZ	End Terrace House	3		£745	£172	Let Agreed	Jul-21	3 bed. driveway and rear garden.

Scheme	1288
Total number of units	6
Unit Types	Houses and Apartments

Archetype	1288 - 1-bed - Maisonette	1288 - 2-bed - SD	1288 - 3-bed - EOT	1288 - 3-bed - MT
Average VP Value	£ 172,500	£ 225,000	£ 260,000	£ 255,000
Average Market Rent	£ 525	£ 650	£ 750	£ 750
Average Unit Size	592	627	1001	1001
Average £ psf	£291	£359	£260	£255

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
33 Dam Mill Close, Codsall, Wolverhampton	WV8 1TZ	Semi Detached House	3	£695	£160	Let Agreed	Jan-21	3 bed. living room, kitchen, w/c, family bathroom, en-suite shower room, rear garden and driveway.

Scheme	1304
Total number of units	15
Unit Types	Houses and Apartments

Archetype	1304 - 2-bed - EOT	1304 - 2-bed - Flat	1304 - 2-bed - MT	1304 - 3-bed - EOT	1304 - 4-bed - EOT
Average VP Value	£ 295,000	£ 210,000	£ 290,000	£ 370,000	£ 460,000
Average Market Rent	£ 925	£ 800	£ 925	£ 1,350	£ 1,600
Average Unit Size	855	658	855	1011	1142
Average £ psf	£345	£319	£339	£366	£403

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
13 Leaf Road, Houghton Regis, Dunstable, Bedfordshire	LU5 5JG	Mid Terrace House	2	883	£935	£216	Let Agreed	Nov-20	2 bed. front and rear gardens.
(Address Matched Only By Postcode) 1,Teasel Crescent, Houghton Regis, Dunstabl	LU5 6JQ	Semi Detached House	3		£1,370	£316	Let Agreed	May-21	3 bed. living room, kitchen, french windows opening on to the garden.
(Address Matched Only By Postcode) 33,Bluebell Croft, Houghton Regis, Dunstabl	LU5 6JQ	Semi Detached House	3		£1,460	£337	Let Agreed	Jul-21	3 bed. open plan kitchen, dining and living, french windows leading out to the garden.
(Address Matched Only By Postcode) 35,Bluebell Croft, Houghton Regis, Dunstabl	LU5 6JQ	Semi Detached House	3		£1,310	£302	Let Agreed	Jun-21	3 bed. open plan kitchen, dining and living, french windows leading out to the garden.
(Address Matched Only By Postcode) 80,Harebell Gardens, Dunstable, Bedfordshir	LU5 6JQ	Semi Detached House	4		£1,590	£367	Let Agreed	Apr-21	4 bed. downstairs, living room, wc, hallway, kitchen/dining area, french windows which take you into your own private rear garden.
(Address Matched Only By Postcode) Bury Spinney,Harebell Gardens, Lu	LU5 6JQ	Semi Detached House	3		£1,310	£302	Let Agreed	Jan-21	3 bed.
(Address Matched Only By Postcode) 66,Harebell Gardens, Houghton Regis, Dunstabl	LU5 6JQ	Semi Detached House	4		£1,610	£372	Let Agreed	Feb-21	4 bed. living room, wc, hallway, kitchen/dining area, french windows which take you into your own private rear garden.
(Address Matched Only By Postcode) 80,Harebell Gardens, Dunstabl	LU5 6JQ	Semi Detached House	4		£1,590	£367	Let Agreed	Jan-21	4 bed. living room, wc, hallway, kitchen/dining area, french windows which take you into your own private rear garden.
25 Plaiters Way, Bidwell, Dunstable, Bedfordshire	LU5 6JZ	Mid Terrace House	3	1033	£1,200	£277	Let Agreed	Apr-21	3 bed. entrance hall, cloakroom, kitchen/breakfast, lounge, rear garden.
(Address Matched Only By Postcode) 58,Harebell Gardens, Houghton Regis, Dunstabl	LU5 6JQ	Detached House	3		£1,390	£321	Let Agreed	Feb-21	3 bed. living room, kitchen, french windows opening on to the garden, wc, family bathroom with a separate bath and shower.
(Address Matched Only By Postcode) 2,Harebell Gardens, Houghton Regis, Dunstabl	LU5 6JQ	Semi Detached House	4		£1,630	£376	Let Agreed	Oct-20	4 bed. living room, wc, hallway, kitchen/dining area, french windows which take you into your own private rear garden.
(Address Matched Only By Postcode) 10,Harebell Gardens, Houghton Regis, Dunstabl	LU5 6JQ	Semi Detached House	4		£1,590	£367	Let Agreed	Nov-20	4 bed. living room, wc, hallway, kitchen/dining area, french windows which take you into your own private rear garden.
3 Hammersmith Close, Houghton Regis, Dunstable, Bedfordshire	LU5 5SP	Semi Detached House	2	764	£950	£219	Let Agreed	Jan-21	2 bed. off street parking.

Scheme	1304
Total number of units	15
Unit Types	Houses and Apartments

Archetype	1304 - 2-bed - EOT	1304 - 2-bed - Flat	1304 - 2-bed - MT	1304 - 3-bed - EOT	1304 - 4-bed - EOT
Average VP Value	£ 295,000	£ 210,000	£ 290,000	£ 370,000	£ 460,000
Average Market Rent	£ 925	£ 800	£ 925	£ 1,350	£ 1,600
Average Unit Size	855	658	855	1011	1142
Average £ psf	£345	£319	£339	£366	£403

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) Bury Spinney,Harebell Gardens, Lu	LU5 6JQ	Detached House	4	£1,610	£372	Let Agreed	Jan-21	4 bed. driveway parking, master with ensuite and kitchen/diner.

Scheme	1305
Total number of units	6
Unit Types	Flats only

Archetype	1305 - 1-bed - Flat	1305 - 2-bed - Flat
Average VP Value	£ 215,000	£ 245,000
Average Market Rent	£ 825	£ 975
Average Unit Size	550	757
Average £ psf	£391	£324

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
29 Maida Vale, Monkston Park, Milton Keynes	MK10 9RF	Purpose Built Flat	1		£775	£179	Let Agreed	Aug-21	1 bed. entrance hall, open plan living/kitchen/diner, family bathroom.
28 Maida Vale, Monkston Park, Milton Keynes	MK10 9RF	Purpose Built Flat	1		£850	£196	Let Agreed	Oct-20	1 bed. open plan kitchen/living/dining space, family bathroom.
17 Ladbroke Grove, Monkston Park, Milton Keynes	MK10 9PL	Purpose Built Flat	2	818	£950	£219	Let Agreed	Apr-21	2 bed. entrance hallway, open plan living area, master has an en-suite shower room, seperate family bathroom. allocated parking and secure intercom system.
22 Ladbroke Grove, Monkston Park, Milton Keynes	MK10 9PL	- Flat	2		£950	£219	Let Agreed	Feb-21	2 bed. top floor. entrance hall, telephone entry system, master bedroom with en suite, main bathroom and an open plan kitchen/lounge. allocated parking space provided.
Flat 17, Bessemer Lodge, 15 Ada Walk, Oakgrove, Milton Keynes	MK10 9SW	- Flat	1		£875	£202	Let Agreed	Jul-20	1 bed. entrance hall, open plan lounge/dining area, balcony, kitchen, bathroom. outside there is allocated parking.
(Address Matched Only By Postcode) 22A Ladbroke Grove,Ladbroke Grove, Monkston Park, Buckinghamshire, Mk1	MK10 9PL	- Flat	2		£950	£219	Let Agreed	Sep-20	2 bed. allocated parking.
(Address Matched Only By Postcode) Flat, 11,15 Bessemer Lodge, Oakgrove Village, Milton Keynes, Buckinghamshir	MK10 9SW	- Flat	1		£895	£207	Let Agreed	Jan-21	1 bed. open plan lounge/dining room, with door to balcony. video entry system and allocated parking.
23 Crowborough Lane, Kents Hill, Milton Keynes	MK7 6HE	Purpose Built Flat	1	570	£795	£183	Let Agreed	Jan-21	1 bed. ground floor. entrance hall, bedroom, kitchen/living area leading out to a rear garden.
(Address Matched Only By Postcode) Flat 4 2 Bedgebury Place,2 Bedgebury Place, Kents Hill, Buckinghamshire, Mk	MK7 6JQ	- Flat	1		£800	£185	Let Agreed	Sep-20	1 bed. allocated parking.
Flat 17, Bessemer Lodge, 15 Ada Walk, Oakgrove, Milton Keynes	MK10 9SW	Purpose Built Flat	1	538	£900	£208	Under Offer	Aug-21	1 bed. entrance hall, open plan lounge/dining area with a balcony, kitchen. allocated parking.
22 Ladbroke Grove, Monkston Park, Milton Keynes	MK10 9PL	Purpose Built Flat	2	797	£950	£219		Feb-21	2 bed. entrance hall, telephone entry system, master with en suite, bathroom and an open plan kitchen/lounge. allocated parking.
(Address Matched Only By Postcode) Ladbroke Grove,Ladbroke Grove Monkston Par	MK10 9PL	- Flat	2		£950	£219	Let Agreed	Jul-21	2 bed. entrance hall, open plan lounge/kitchen, en-suite, family bathroom with shower mixer over bath. allocated parking.
15 Ladbroke Grove, Monkston Park, Milton Keynes	MK10 9PL	Purpose Built Flat	2	883	£950	£219	Let Agreed	Nov-20	2 bed. entrance hall, open plan living area, master bedroom with en-suite, second double bedroom, family bathroom and allocated parking for two cars.

Scheme	1380
Total number of units	2
Unit Types	Houses only

Archetype	1380 - 2-bed - EOT	1380 - 2-bed - MT
Average VP Value	£ 190,000	£ 185,000
Average Market Rent	£ 675	£ 675
Average Unit Size	832	832
Average £ psf	£228	£222

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
87 Church Hill, Sherburn In Elmet, Leeds	LS25 6AX	Mid Terrace House	2	861	£750	£173	Let Agreed	Jun-21	2 bed. entrance hallway, downstairs cloakroom/w.c, kitchen, lounge/diner, bathroom with shower over. enclosed rear garden and off street allocated parking for two cars.
10 Nursery Close, South Milford, Leeds	LS25 5FB	Mid Terrace House	2		£725	£167	Let Agreed	Feb-21	2 bed. entrance hall, lounge, kitchen and guest wc, bathroom, driveway for one car.
6 Southlands Court, South Milford, Leeds	LS25 5FH	Mid Terrace House	2	775	£725	£167	Let Agreed	May-21	2 bed. enclosed rear garde, allocated off street prking and visitor parking available.
38 Southlands Close, South Milford, Leeds	LS25 5NU	End Terrace House	2		£725	£167	Let Agreed	Jan-21	2 bed. enclosed rear garde, allocated off street prking and visitor parking available.
44 Brunswick Crescent, Sherburn In Elmet, Leeds	LS25 6GD	Terraced House	2		£695	£160	Let Agreed	Apr-21	2 bed. entrance hallway, open plan living area, kitchen, ground floor, wc, bathroom with shower over bath, enclosed garden to the rear and driveway for 1 car.

Scheme	1483
Total number of units	20
Unit Types	Houses and Apartments

Archetype	1483 - 2-bed - EOT	1483 - 2-bed - Flat	1483 - 2-bed - MT	1483 - 2-bed - SD	1483 - 3-bed - EOT	1483 - 3-bed - MT
Average VP Value	£ 315,000	£ 242,500	£ 312,500	£ 317,500	£ 395,000	£ 390,000
Average Market Rent	£ 1,125	£ 900	£ 1,125	£ 1,125	£ 1,300	£ 1,300
Average Unit Size	877	637	877	877	1000	1000
Average £ psf	£359	£381	£356	£362	£395	£390

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
21 Ferguson Avenue, Gravesend, Kent	DA12 5LX	Mid Terrace House	3	915	£1,250	£288	Let Agreed	Jun-21	3 bed. hallway, cloakroom, lounge/diner/kitchen, garden, plenty of parking available.
6 St. Clements Close, Northfleet, Gravesend, Kent	DA11 7RU	End Terrace House	2	603	£1,000	£231	Let Agreed	Sep-17	2 bed. allocated parking, must be seen.
2F Durndale Lane, Northfleet, Gravesend, Kent	DA11 8PF	Semi Detached House	2	775	£950	£219	Let Agreed	May-21	2 bed. entrance hall, lounge, rear garden, kitchen, shower room, garden with garage.
7, Wrotham Court, Wrotham Road, Gravesend, Kent	DA11 0QF	- Flat	2		£850	£196	Let Agreed	Jul-21	2 bed. allocated parking.
42 Rosebank Gardens, Northfleet, Gravesend, Kent	DA11 8RZ	Mid Terrace House	2	743	£1,000	£231	Let Agreed	Apr-17	2 bed. lounge, kitchen/diner, ensuite to master bedroom, family bathroom.
3, Wrotham Court, Wrotham Road, Gravesend, Kent	DA11 0QF	- Flat	2		£900	£208	Let Agreed	Mar-21	2 bed.
19, Wrotham Court, Wrotham Road, Gravesend, Kent	DA11 0QF	- Flat	2		£950	£219	Let Agreed	May-21	2 bed, allocated parking.
9, Wrotham Court, Wrotham Road, Gravesend, Kent	DA11 0QF	- Flat	2		£900	£208	Let Agreed	Apr-21	2 bed.
4 Chiffinch Gardens, Northfleet, Gravesend, Kent	DA11 8SL	Semi Detached House	2		£1,100	£254	Let Agreed	Jan-21	2 bed. kitchen, living room, conservatory, two double bedrooms and a bathroom, garage and rear garden.
8 Baffin Road, Gravesend, Kent	DA12 5BS	End Terrace House	2		£1,150	£265	Let Agreed	May-21	2 bed. lounge/diner, kitchen, garden, downstairs wc, storage. off road parking available.
33 Ferguson Avenue, Gravesend, Kent	DA12 5LX	Mid Terrace House	3	915	£1,100	£254		Jan-21	3 bed. cloakroom, lounge/diner, kitchen, garden.

Scheme	1508
Total number of units	9
Unit Types	Houses and Apartments

Archetype	1508 - 1-bed - Flat	1508 - 2-bed - SD	1508 - 3-bed - D	1508 - 3-bed - SD	1508 - 4-bed - SD
Average VP Value	£ 147,500	£ 215,000	£ 270,000	£ 260,000	£ 330,000
Average Market Rent	£ 563	£ 700	£ 850	£ 850	£ 1,100
Average Unit Size	629	753	968	925	1130
Average £ psf	£234	£285	£279	£281	£292

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
33 Orchard Close, Warboys, Huntingdon, Cambridgeshire	PE28 2SQ	Semi Detached House	2	700	£750	£173	Let Agreed	Jul-21	2 bed. off road parking for two cars, rear garden.
2 Pond Close, Pidley, Huntingdon, Cambridgeshire	PE28 3DB	Semi Detached House	3	1249	£900	£208	Let Agreed	Jun-21	3 bed. garden and parking.
Flat 1, 23 High Street, Ramsey, Huntingdon, Cambridgeshire	PE26 1AE	- Flat	1	441	£675	£156	Let Agreed	Jul-21	1 bed. off road parking, open plan living.
(Address Matched Only By Postcode) Signal Road,Signal Road, Ramsey, Huntingdon, Pe2	PE26 1NG	End Terrace House	4		£950	£219		Jul-21	4 bed. en-suite to master, kitchen, lounge/diner, enclosed rear garden, garage and two parking spaces to the rear.
53 Humberdale Way, Warboys, Huntingdon, Cambridgeshire	PE28 2TP	Mid Terrace House	4	1141	£895	£207	Let Agreed	Apr-21	4 bed. rear garden.
(Address Matched Only By Postcode) Flat 3, 62 High Street,High Street, Ramsey, Pe26 1A	PE26 1AA	- Flat	1		£550	£127	Let Agreed	May-21	1 bed. open plan lounge/kitchen.
(Address Matched Only By Postcode) .,Angus Cottage, The Lane, Oldhurs	PE28 3AD	Semi Detached House	3		£1,400	£323	Let Agreed	Apr-21	3 bed. garage and enclosed garden. driveway parking.
19 Banks End, Ramsey, Huntingdon, Cambridgeshire	PE26 1NP	- House	2		£750	£173	Let Agreed	Jun-21	2 bed. parking, lounge/ diner, enclosed rear garden.
9 Orchard Close, Warboys, Huntingdon, Cambridgeshire	PE28 2SQ	Terraced House	3		£795	£183	Let Agreed	Aug-21	3 bed. living room, kitchen/diner, three bedrooms and a shower room. allocated parking, and enclosed garden.
1 Little Whyte, Ramsey, Huntingdon, Cambridgeshire	PE26 1DS	End Terrace House	4		£850	£196	Let Agreed	Aug-21	4 bed. car port and enclosed rear garden.
1A Jubilee Avenue, Warboys, Huntingdon, Cambridgeshire	PE28 2RT	Semi Detached House	3	893	£850	£196		Jul-21	3 bed. off road parking. garden with patio.
2 Moot Way, Woodhurst, Huntingdon, Cambridgeshire	PE28 3BJ	Semi Detached House	3	1227	£1,050	£242	Let Agreed	Aug-21	3 bed. enclosed garden, driveway parking, utility room.
28 Woodlands, Warboys, Huntingdon, Cambridgeshire	PE28 2UR	Semi Detached House	2	743	£825	£190	Let Agreed	Apr-21	2 bed. enclosed rear garden and driveway parking in cul-de-sac location.

Scheme	1508
Total number of units	9
Unit Types	Houses and Apartments

Archetype	1508 - 1-bed - Flat	1508 - 2-bed - SD	1508 - 3-bed - D	1508 - 3-bed - SD	1508 - 4-bed - SD
Average VP Value	£ 147,500	£ 215,000	£ 270,000	£ 260,000	£ 330,000
Average Market Rent	£ 563	£ 700	£ 850	£ 850	£ 1,100
Average Unit Size	629	753	968	925	1130
Average £ psf	£234	£285	£279	£281	£292

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
Apartment 2, 64 High Street, Warboys, Huntingdon, Cambridgeshire	PE28 2TA	Conversion Flat	1	646	£575	£133	Let Agreed	Aug-21	1 bed. communal hallway, open plan kitchen, dining and living, bathroom, residents parking area.
33 Hollow Lane, Ramsey, Huntingdon, Cambridgeshire	PE26 1DQ	Semi Detached House	4		£1,250	£288	Let Agreed	Jan-21	4 bed. en suite to master, family bathroom, shower room downstairs, three reception rooms, utility room, enclosed rear garden

Scheme	1510
Total number of units	17
Unit Types	Houses only

Archetype	1510 - 2-bed - EOT	1510 - 2-bed - MT	1510 - 2-bed - SD	1510 - 3-bed - EOT	1510 - 3-bed - SD
Average VP Value	£ 225,000	£ 225,000	£ 227,500	£ 255,000	£ 260,000
Average Market Rent	£ 800	£ 800	£ 800	£ 1,000	£ 1,000
Average Unit Size	760	760	760	914	914
Average £ psf	£296	£296	£299	£279	£285

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
57 Brooke Grove, Ely, Cambridgeshire	CB6 3WT	Semi Detached House	3	1087	£900	£208	Let Agreed	Jun-21	3 bed. rear garden and off street parking.
17 Oak Farm Drive, Little Downham, Ely, Cambridgeshire	CB6 2EA	Semi Detached House	2		£850	£196	Let Agreed	Jun-21	2 bed. cul de sac. cloakroom, lounge, under stair cupboard, french doors leading to rear garden, bathroom with shower over bath. enclosed rear garden. allocated 2 x carport parking.
20D High Street, Sutton, Ely, Cambridgeshire	CB6 2RB	Semi Detached House	2		£825	£190	Let Agreed	Apr-21	2 bed. there are two allocated parking spaces. rear garden.
53 Briars End, Witchford, Ely, Cambridgeshire	CB6 2GB	Mid Terrace House	3	893	£900	£208		Aug-21	3 bed. kitchen, lounge/diner, master with an en-suite, family bathroom. garden with garage and parking.
9 Meadow Way, Ely, Cambridgeshire	CB6 3EX	End Terrace House	2		£880	£203	Let Agreed	Jul-21	2 bed. french doors to rear garden. enclosed rear garden with single gate leading to rear parking area. single garage.
27 Clover End, Witchford, Ely, Cambridgeshire	CB6 2XD	Semi Detached House	3		£950	£219	Let Agreed	Aug-21	3 bed. entrance hall, cloakroom, living room, conservatory, kitchen, ensuite shower room, family bathroom, raer garden and single garage.
9 Morley Drive, Ely, Cambridgeshire	CB6 3FQ	Semi Detached House	3		£950	£219	Let Agreed	Aug-21	3 bed.
116 Brooke Grove, Ely, Cambridgeshire	CB6 3WS	Semi Detached House	3		£1,000	£231	Let Agreed	Jul-21	3 bed. entrance hall, cloakroom, kitchen, living room with french doors to garden, and family bathroom, master bedroom with en-suite shower room enclosed rear garden and off road parking for two cars.
50 Columbine Road, Ely, Cambridgeshire	CB6 3WN	Terraced House	2		£800	£185	Let Agreed	May-21	2 bed. living room, kitchen, bathroom with shower over the bath. to the rear of the property there is an enclosed garden and two allocated parking spaces
8 Manor Close, Witchford, Ely, Cambridgeshire	CB6 2JB	Semi Detached House	3		£1,050	£242	Let Agreed	Aug-21	3 bed. rear garden with shed. there is off road parking for at least 2 cars to the side.
33 Beresford Road, Ely, Cambridgeshire	CB6 3WA	Semi Detached House	2		£875	£202	Let Agreed	Jul-21	2 bed. cul-de-sac. open plan lounge, dining area, kitchen, utility, and a family bathroom with shower over the bath. single garage with driveway. to the rear there is an enclosed garden.
52 Columbine Road, Ely, Cambridgeshire	CB6 3WN	Mid Terrace House	2	904	£750	£173	Let Agreed	Jun-21	2 bed. lounge, kitchen, downstairs w.c, and family bathroom. enclosed rear garden and allocated parking.
40 Darbys Yard, Sutton, Ely, Cambridgeshire	CB6 2RS	Terraced House	2		£725	£167	Let Agreed	May-21	2 bed. ground floor. entrance hall, kitchen, lounge, double glazed double doors to the rear garden, wc, family bathroom, allocated parking and a garage.

Scheme	1510
Total number of units	17
Unit Types	Houses only

Archetype	1510 - 2-bed - EOT	1510 - 2-bed - MT	1510 - 2-bed - SD	1510 - 3-bed - EOT	1510 - 3-bed - SD
Average VP Value	£ 225,000	£ 225,000	£ 227,500	£ 255,000	£ 260,000
Average Market Rent	£ 800	£ 800	£ 800	£ 1,000	£ 1,000
Average Unit Size	760	760	760	914	914
Average £ psf	£296	£296	£299	£279	£285

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
2 Oak Farm Drive, Little Downham, Ely, Cambridgeshire	CB6 2EA	Semi Detached House	2	818	£750	£173	Let Agreed	Jan-21	2 bed. entrance hall, kitchen, lounge/diner, family bathroom, enclosed garden with shed and 2 parking spaces.
94 Brooke Grove, Ely, Cambridgeshire	CB6 3WU	Semi Detached House	3	883	£950	£219	Let Agreed	Jul-21	3 bed. entrance hall, living room with french doors to the garden, kitchen, downstairs cloakroom, family bathroom with a shower over the bath. enclosed private rear garden.
116 Brooke Grove, Ely, Cambridgeshire	CB6 3WS	Semi Detached House	3	1066	£1,000	£231	Let Agreed	Aug-21	3 bed. entrance hall, downstairs cloakroom, kitchen, french doors to garden, family bathroom, en-suite shower room, enclosed rear garden and off road parking for two cars.
126A St. Johns Road, Ely, Cambridgeshire	CB6 3BW	Semi Detached House	2		£775	£179	Let Agreed	Jan-21	2 bed. entrance hall, kitchen, living room, w.c, cloakroom, family bathroom, enclosed rear garden, single garage with off road parking.

Scheme	1580
Total number of units	17
Unit Types	Houses and Apartments

Archetype	1580 - 2-bed - Flat	1580 - 3-bed - EOT
Average VP Value	£ 415,156	£ 615,000
Average Market Rent	£ 1,452	£ 2,000
Average Unit Size	758	1315
Average £ psf	£548	£468

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
66 Long Elmes, Harrow, Middlesex	HA3 5JL	Mid Terrace House	3	926	£1,800	£415	Let Agreed	Aug-21	3 bed. no off street parking.
(Address Matched Only By Postcode) Flat 2, 223,Harrow View, Harrow, Middlesex, Ha	HA1 4GN	- Flat	2		£1,495	£345	Let Agreed	Jun-21	2 bed. open plan reception room with dining space, kitchen, en-suite to the master, family bathroom.
17, Lowry Court, Artisan Place, Harrow, Middlesex	HA3 5FD	Purpose Built Flat	2	861	£1,400	£323	Let Agreed	Jul-21
2 bed. allocated parking for 1 car and a private balcony. video/phone entry system, entrance hall, kitchen, large reception room with doors to the private balcony, master with en-suite shower room, seperate family bathroom with bath and shower over.

(Address Matched Only By Postcode) Headstone Drive,Headstone Drive, Harrow, Ha	HA1 4UR	Terraced House	3		£1,850	£427		Apr-21	3 bed. open plan living, driveway allows for 2 cars to be parked, rear garden, conservatory, kitchen, family bathroom.
3 Mulberry Place, Harrow, Middlesex	HA2 6DR	Semi Detached House	3	1313	£2,100	£485		Aug-21	3 bed. ensuite to master, family bathroom, downstairs w/c, conservatory, modern kitchen and separate lounge. this property also features a private rear garden and an allocated parking space.
(Address Matched Only By Postcode) 27A,Hampden Road, Harro	HA3 5PP	Semi Detached House	3		£1,750	£404		May-21	3 bed. off street parking for 1 car, rear garden, entrance hall, downstairs w.c, lounge, open plan to the modern kitchen, rear garden, family shower room.
(Address Matched Only By Postcode) 40,Chrome Apartment, Harrow, Ha	HA1 4GF	- Flat	2		£1,450	£335	Let Agreed	Jul-21	2 bed. open plan living areas, kitchens, family bathroom, balcony, en-suite, phone entry system.
Flat 29, Penrose Apartments, Hargrave Drive, Harrow, Middlesex	HA1 4GJ	- Flat	2		£1,450	£335	Let Agreed	Jan-21	2 bed. open plan reception room, kitchen, master with storage space and en-suite, family bathroom, private balcony.
8, September Place, 246-248 Headstone Lane, Harrow, Middlesex	HA2 6NE	- Flat	2		£1,375	£317	Let Agreed	Mar-21	2 bed. dual aspect lounge with juliet balcony, kitchen, allocated parking and communal grounds.
(Address Matched Only By Postcode) A Hampden Road,Hampden Road, Harrow, Ha	HA3 5PP	End Terrace House	3		£1,700	£392		Apr-21	3 bed. available parking, and garden access.
(Address Matched Only By Postcode) Hampden Road,Hampden Road, Harrow Weald, Ha	HA3 5PP	Terraced House	3		£1,850	£427		Aug-21	3 bed. kitchen, family bathroom, driveway for 2 cars, shed and hallway cupboards.

Scheme	1644
Total number of units	27
Unit Types	Houses and Apartments

Archetype	1644 - 1-bed - Flat	1644 - 2-bed - EOT	1644 - 2-bed - Flat	1644 - 2-bed - MT	1644 - 2-bed - SD	1644 - 3-bed - SD
Average VP Value	£ 200,000	£ 313,333	£ 262,222	£ 310,000	£ 315,000	£ 345,000
Average Market Rent	£ 750	£ 1,100	£ 839	£ 1,100	£ 1,100	£ 1,250
Average Unit Size	568	881	750	888	866	1161
Average £ psf	£352	£356	£350	£349	£364	£297

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
4 Maltings Court, Maltings Lane, Witham, Essex	CM8 1XG	- Flat	1		£750	£173	Let Agreed	Dec-20	1 bed. lounge/diner, kitchen, bathroom.
11 Butcher Row, Witham, Essex	CM8 1YR	- Flat	2		£950	£219	Let Agreed	Sep-20	2 bed. open plan living space that encourages light through the double doors, master with en-suite and separate family bathroom.
80 Baker Way, Witham, Essex	CM8 1FN	Purpose Built Flat	2	743	£850	£196	Let Agreed	Dec-20	2 bed. entrance hall, lounge/diner, kitchen, master with en suite, and separate family bathroom. allocated parking for 1 car.
Flat 26, Lime Tree Place, 8 Collingwood Road, Witham, Essex	CM8 2GF	- Flat	1		£795	£183	Let Agreed	Jun-21	1 bed.
6, Cullen Mill, 49 Braintree Road, Witham, Essex	CM8 2GE	- Flat	2		£900	£208	Let Agreed	Jun-21	2 bed. private entrance, storage cupboard, two double bedrooms, bathroom, open plan lounge/kitchen, allocated parking.

Scheme	1739
Total number of units	7
Unit Types	Houses only

Archetype	1739 - 1-bed - SD	1739 - 2-bed - EOT	1739 - 2-bed - MT
Average VP Value	£ 150,000	£ 190,000	£ 187,500
Average Market Rent	£ 575	£ 675	£ 675
Average Unit Size	643	761	761
Average £ psf	£233	£250	£246

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
11 Whitsands Mews, Swaffham, Norfolk	PE37 7DE	Terraced House	2		£665	£153	Let Agreed	Sep-20	2 bed. entrance hall, lounge, kitchen/diner, cloakroom with wc, two bedrooms, bathroom, rear garden and parking.
3 Donthorn Court, Swaffham, Norfolk	PE37 7EE	- Flat	1		£550	£127	Let Agreed	Jun-21	1 bed. allocated off road parking. kitchen, living area, bathroom with an overhead shower, one double bedroom.
Tanglin House, Shouldham Lane, Swaffham, Norfolk	PE37 7BH	Terraced House	2		£600	£138		Aug-20	2 bed. one allocated parking space. entrance hall, cloakroom, wc., living room, kitchen area, family bathroom and enclosed rear garden.
(Address Matched Only By Postcode) Flat B, 62,London Street, Swaffha	PE37 7DJ	- Flat	1		£525	£121	Let Agreed	Oct-20	1 bed. off street parking, kitchen, open plan living, bathroom and one bedroom.
6 Bridewell Place, London Street, Swaffham, Norfolk	PE37 7DS	Purpose Built Flat	1	990	£550	£127	Let Agreed	Jun-21	1 bed. allocated parking. entrance lobby, living room, kitchen, bathroom with bath with mains shower over.
3, Cateryne Court, Spinners Lane, Swaffham, Norfolk	PE37 7ND	- Flat	1		£425	£98	Let Agreed	Mar-21	1 bed. entrance hall, living room, kitchen, bedroom, bathroom, parking area. parking area with parking space.
19 Nicholas Hamond Way, Swaffham, Norfolk	PE37 7TF	End Terrace House	2	732	£650	£150	Let Agreed	Jul-20	2 bed. lounge, kitchen/dining room, bathroom, garden to side and rear, off road parking.
9 Nicholas Hamond Way, Swaffham, Norfolk	PE37 7TF	End Terrace House	2	732	£700	£162	Let Agreed	Jun-21	2 bed. kitchen/breakfast room, living room, bathroom, enclosed rear garden and parking for 2-3 cars.
3 Spinners Lane, Swaffham, Norfolk	PE37 7LP	- Flat	1		£750	£173	Let Agreed	May-20	1 bed. entrance hall, living room, kitchen, bedroom, bathroom, allocated parking area.
3 Hamilton Close, Swaffham, Norfolk	PE37 7TA	Terraced House	2	710	£675	£156	Let Agreed	Mar-20	2 bed. kitchen, living room, off road parking, rear garden.
5 Whitsands Mews, Swaffham, Norfolk	PE37 7DE	Terraced House	2		£650	£150	Let Agreed	Mar-21	2 bed. allocated parking space, entrance hall, lounge, kitchen/diner, conservatory, cloakroom, two bedrooms, bathroom and rear garden.

Scheme	1771
Total number of units	18
Unit Types	Flats only

Archetype	1771 - 1-bed - Flat	1771 - 2-bed - Flat
Average VP Value	£ 257,500	£ 330,000
Average Market Rent	£ 1,025	£ 1,200
Average Unit Size	551	664
Average £ psf	£467	£497

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
2, Compass House, South Street, Reading	RG1 4GP	Purpose Built Flat	2	624	£1,150	£265	Let Agreed	Aug-21	2 bed. ground floor.
(Address Matched Only By Postcode) 118-128,London Street, Reading, Rg	RG1 4SJ	- Flat	2		£1,350	£312	Let Agreed	Jun-21	2 bed. entrance area, en-suite in the master bedroom, communal garden, private allocated parking.
(Address Matched Only By Postcode) 18 Sterling Square,Sterling Square, Silver Street, Reading, Rg	RG1 2BP	- Flat	2		£1,300	£300	Let Agreed	Mar-21	2 bed. first floor. allocated parking, open plan living kitchen area, master with en-suite and family bathroom.
46, Quadrant Court, Jubilee Square, Reading	RG1 2GW	Purpose Built Flat	2	646	£1,250	£288	Let Agreed	Aug-21	2 bed. private balcony.
(Address Matched Only By Postcode) 62 Sterling Square,Silver Street, Reading, Rg	RG1 2BP	- Flat	2		£1,300	£300	Let Agreed	Feb-21	2 bed. top floor. allocated parking, two double bedrooms, open plan living ktichen area, master with en-suite and family bathroom.
(Address Matched Only By Postcode) 27 Sterling Square,Silver Street, Readin	RG1 2BP	- Flat	2		£1,300	£300	Let Agreed	Aug-21	2 bed. living area, kitchen, two double bedrooms with an en suite to bedroom one and a further bathroom. allocated parking space, balcony and secure entry system.
Flat 15, City Gate, 95-107 Southampton Street, Reading	RG1 2QW	Purpose Built Flat	2		£1,050	£242	Let Agreed	Oct-20	2 bed. allocated off street parking.
Flat 8, City Gate, 95-107 Southampton Street, Reading	RG1 2QW	Purpose Built Flat	2	635	£1,200	£277	Let Agreed	Jul-21	2 bed. first floor. kitchen/living room, family bathroom. parking and bike storage.

Scheme	1907
2
Unit Types	Flats only

Archetype	1907 - 1-bed - Flat
Average VP Value	£ 245,000
Average Market Rent	£ 1,000
Average Unit Size	512
Average £ psf	£478

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) Flat 3,London Street, Reading - Flat	RG1 4SJ	- Flat	1		£850	£196	Let Agreed	Jul-21	1 bed. communal hall, entrance hallway, shower room, lounge area, kitchen, lounge, bedroom.
(Address Matched Only By Postcode) Jubilee Square,Quadrant Court, Reading, Rg	RG1 2GW	- Flat	1		£975	£225	Let Agreed	Jun-21	1 bed. second floor. living area, kitchen, bedroom, secure allocated parking. access to a residents gym.
(Address Matched Only By Postcode) Newark Street,Priors Court,Readin	RG1 2SR	- Flat	1		£700	£162	Let Agreed	Oct-20	1 bed. ground floor. lounge, bathroom with shower attachment. parking for one car.
(Address Matched Only By Postcode) Flat 56, 2 Silver Street,Silver Street, Reading, Berkshire, Rg	RG1 2BP	- Flat	1		£1,100	£254	Let Agreed	Apr-21	1 bed. allocated parking, open plan kitchen/living area, bedroom and bathroom.
Flat 1, Home Court, 96 London Street, Reading	RG1 4AF	- Flat	1		£850	£196	Let Agreed	May-21	1 bed. ground floor.
(Address Matched Only By Postcode) 16 Sterling Square,Sterling Square, Silver Street, Reading, Rg	RG1 2BP	- Flat	1		£1,050	£242	Let Agreed	Jul-21	1 bed. first floor. open plan living kitchen area and family bathroom.
(Address Matched Only By Postcode) 110 London Street,London Street, Readin	RG1 4SJ	- Flat	1		£950	£219	Let Agreed	Apr-21	1 bed. bedroom, reception area, kitchen and bathroom.
Flat 3, 118-128 London Street, Reading	RG1 4SJ	Conversion Flat	1		£995	£230	Let Agreed	Jun-21	1 bed. ground floor. entrance hall, open plan kitchen/living area, bedroom and bathroom. under floor heating throughout, and one allocated parking space.
Flat 4, Priors Court, Newark Street, Reading	RG1 2SR	Purpose Built Flat	1	431	£725	£167	Let Agreed	May-21	1 bed. ground floor. communal entrance hallway with secure entry system, entrance hall, lounge/dining room, kitchen, bedroom and bathroom with shower. allocated parking.
Flat 1, Priors Court, Newark Street, Reading	RG1 2SR	Purpose Built Flat	1	527	£750	£173	Let Agreed	Feb-21	1 bed. ground floor.
(Address Matched Only By Postcode) Flat 1,London Street, Readin	RG1 4SJ	- Flat	1		£850	£196	Let Agreed	Aug-21	1 bed. communal hall, entrance hallway, shower room, lounge area, kitchen, lounge, bedroom.
Flat 1, Home Court, 96 London Street, Reading	RG1 4AF	- Flat	1		£850	£196	Let Agreed	Aug-21	1 bed. ground floor.
Flat 10, Priors Court, Newark Street, Reading	RG1 2SR	Purpose Built Flat	1	495	£775	£179		Jun-20	1 bed. allocated parking space.

Scheme	1907
2
Unit Types	Flats only

Archetype	1907 - 1-bed - Flat
Average VP Value	£ 245,000
Average Market Rent	£ 1,000
Average Unit Size	512
Average £ psf	£478

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
Flat 3, Alder House, St. Giles Close, Reading	RG1 2AR	- Flat	1	£875	£202	Let Agreed	Jul-21	1 bed. bedroom, lounge/diner, kitchen, bathroom.
8 Newark Street, Reading	RG1 2SR	- Flat	1	£750	£173	Let Agreed	Jan-21	1 bed. private allocated parking.
(Address Matched Only By Postcode) Flat 4,London Street, Reading - Flat	RG1 4SJ	- Flat	1	£950	£219	Let Agreed	Aug-21	1 bed. communal hallway, entrance hallway, shower room, open plan lounge/kitchen area.
Flat 8, Home Court, 96 London Street, Reading	RG1 4AF	- Flat	1	£895	£207	Let Agreed	Aug-21	1 bed. ground floor.
(Address Matched Only By Postcode) 19 Sterling Square,Sterling Square, Silver Street, Reading, Rg	RG1 2BP	- Flat	1	£1,050	£242	Let Agreed	Jul-21	1 bed. first floor. one double bedroom, open plan living kitchen area and family bathroom.
Flat 14, Priors Court, Newark Street, Reading	RG1 2SR	- Flat	1	£750	£173	Let Agreed	Apr-21	1 bed. second floor.

Scheme	2089
Total number of units	19
Unit Types	Houses and Apartments

Archetype	2089 - 1-bed - Flat	2089 - 2-bed - SD	2089 - 3-bed - SD
Average VP Value	£ 215,278	£ 330,000	£ 410,000
Average Market Rent	£ 828	£ 1,225	£ 1,500
Average Unit Size	543	857	1008
Average £ psf	£396	£385	£407

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) Daffodil Crescent,Daffodil Crescen	RH10 3GJ	Semi Detached House	2		£1,295	£299	Let Agreed	Apr-21
Modern 2-bed house, spacious living room, separate kitchen, master bedroom with fitted wardrobes and en-suite shower room, plus second double bedroom and family bathroom with shower. at the front of the property is an allocated parking space and the house benefits from gas central heating.

2 Wimblehurst Road, Crawley, West Sussex	RH10 3ZP	Semi Detached House	3	1098	£1,600	£369	Let Agreed	Jul-21	Built in 2015, three-bedroom semi-detached property with covered carport, kitchen/breakfast room, lounge, enclosed rear garden. master bedroom with built in wardrobes.
2 Binney Court, Heathfield, Crawley, West Sussex	RH10 3UZ	Mid Terrace House	2	667	£1,100	£254	Let Agreed	Mar-21	Two double bedroom terraced house, family bathroom upstairs has a bath with shower attachment. low maintenance rear garden and unrestricted on road parking.
53 Ferndown, Crawley, West Sussex	RH10 3SB	End Terrace House	2	646	£1,150	£265	Let Agreed	Apr-21	Two bedroom terrace house modern fitted kitchen with appliances, two good size bedrooms, rear garden, parking at the front of the property.
12 Budgen Close, Crawley, West Sussex	RH10 3XB	Mid Terrace House	2	807	£1,200	£277	Let Agreed	Apr-21	Two double bedrooms, lounge, refitted kitchen / diner with french doors opening to the rear garden.
113 Somerley Drive, Crawley, West Sussex	RH10 3SU	Semi Detached House	3	1313	£1,400	£323	Let Agreed	Jun-21
Three bedroom town house. comprises of entrance with stairs leading to the first floor, spacious lounge/dining room, modern fitted kitchen, two double bedrooms, one with built-in wardrobes and the master bedroom with an en-suite shower room, a large single bedroom, car port, side access and an allocated parking space.

Flat 5, Kitsbridge House, Brookhill Road, Copthorne, Crawley, West Sussex	RH10 3PS	Purpose Built Flat	1	517	£775	£179	Let Agreed	Dec-20	One bedroom ground floor apartment, bathroom with bath and separate shower cubicle, spacious openplan kitchen/lounge, gas heating to radiators, allocated parking space.
1 Charlbury Road, Crawley, West Sussex	RH10 3ZE	Terraced House	2		£1,250	£288	Let Agreed	Dec-20
Two-bed terrace house, comprises of entrance hall, lounge/diner with doors leading to the enclosed rear garden, kitchen, master bedroom with ensuite, second double bedroom and family bathroom. the property benefits from double glazing, radiator heating and two allocated parking spaces.

(Address Matched Only By Postcode) 30,Copthorne, Crawle	RH10 3PS	- Flat	1		£850	£196		May-21	1 bedroom top floor apartment features an entrance hallway, spacious lounge and a open plan fitted kitchen. good sized bedroom with built in wardrobes and a family bathroom.
Flat 15, Kitsbridge House, Brookhill Road, Copthorne, Crawley, West Sussex	RH10 3PS	- Flat	1		£850	£196	Let Agreed	Aug-21
1-bed apartment. comprises, living room with juliet balcony, fully fitted kitchen with breakfast bar, double bedroom with built in wardrobes, modern bathroom with shower, heated towel rail, gas radiator central heating, double glazed, phone entry system, allocated undercover parking.

25 Foxglove Drive, Crawley, West Sussex	RH10 3XR	Semi Detached House	3		£1,600	£369	Let Agreed	Aug-21
New build 3-bed semi detached property set over three floors.  modern interior, living room which features 'french' double doors that open onto the rear garden. 2 double bedrooms and a single. allocated parking to the front of the property.

Flat 21, Kitsbridge House, Brookhill Road, Copthorne, Crawley, West Sussex	RH10 3PS	Purpose Built Flat	1		£825	£190	Let Agreed	Nov-20
One bedroom first floor apartment, living/dining room, fully fitted kitchen, double bedroom with built in storage, bathroom with seperate shower cubicle, gas fired radiator central heating, double glazed, phone entry system and allocated parking.

(Address Matched Only By Postcode) Daffodil Crescent,Daffodil Crescen	RH10 3GJ	Semi Detached House	2		£1,275	£294	Let Agreed	May-21	2 bed house. living room, separate kitchen, master bedroom with fitted wardrobes and en-suite shower room, second double bedroom. allocated parking space at the front of the property.

Scheme	2089
Total number of units	19
Unit Types	Houses and Apartments

Archetype	2089 - 1-bed - Flat	2089 - 2-bed - SD	2089 - 3-bed - SD
Average VP Value	£ 215,278	£ 330,000	£ 410,000
Average Market Rent	£ 828	£ 1,225	£ 1,500
Average Unit Size	543	857	1008
Average £ psf	£396	£385	£407

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
7 Wimblehurst Road, Crawley, West Sussex	RH10 3ZP	Semi Detached House	3		£1,600	£369	Let Agreed	Jun-21	3 bedroom semi-detached house. kitchen, lounge/dining room and cloakroom; kitchen doors leading out to the patio area. 2 double bedrooms and a single.
(Address Matched Only By Postcode) 10,Wakehams Green Drive, Pound Hil	RH10 3RW	- Flat	1		£800	£185	Let Agreed	Feb-21	1 bed ground floor maisonette. open plan kitchen and living room. allocated parking to the rear of the property.

Scheme	2389
Total number of units	6
Unit Types	Houses only

Archetype	2389 - 1-bed - SD	2389 - 2-bed - SD
Average VP Value	£ 215,000	£ 262,500
Average Market Rent	£ 750	£ 900
Average Unit Size	563	764
Average £ psf	£382	£344

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
39C Golden Square, Tenterden, Kent	TN30 6RN	Purpose Built Flat	1	603	£750	£173	Let Agreed	Jun-20	A recently refurbished one bedroom first floor flat, in a purpose built block, private parking space. large open plan sitting room and kitchen, modern bathroom.
(Address Matched Only By Postcode) Tenterden, Kent,Tenterden, Ken	TN30 6RF	- Flat	2		£975	£225	Let Agreed	Feb-21
Ground floor two bed apartment in a private development. Master bedroom with ensuite bathroom and balcony, second double bedroom with built in wardrobes. separate bathroom with bath, shower over, basin and wc. kitchen, parking space for one car in secure, underground parking.

(Address Matched Only By Postcode) High Street, Tenterden,High Street, Tenterde	TN30 6AP	- House	1		£810	£187	Let Agreed	Aug-20
One bedroom apartment with off road parking and its own private entrance to the rear of the building. Good size open plan sitting room and  kitchen, large double bedroom, walk in wardrobe. bathroom with bath with shower over, wc and hand basin. one parking space.

Flat 12, Cedar Court, Woodbury Lane, Tenterden, Kent	TN30 6JH	- Flat	2		£1,000	£231	Let Agreed	Feb-21	First floor apartment, living room / dining room, both bedrooms and shower room.
(Address Matched Only By Postcode) Tenterden, Kent,Tenterden, Ken	TN30 6LR	- Flat	1		£695	£160	Let Agreed	Jun-21
Re carpeted and re decorated bright, one bedroom first floor flat with private parking. Small kitchen, living room. small double bedroom, bathroom with bath, basin and wc. free standing electric heaters. one allocated parking space.

(Address Matched Only By Postcode) Tenterden,Tenterde	TN30 6RE	- Flat	2		£995	£230	Let Agreed	Aug-20
Ist floor two bed apartment with one secure allocated parking in open garage. living room with dining area. kitchen. double bedroom with fitted double wardrobes and ensuite. 2nd double bedroom. well maintained communal gardens.

14 Ashford Road, Tenterden, Kent	TN30 6QU	Mid Terrace House	2	635	£900	£208	Let Agreed	Jul-21	2-bedroom cottage, the property comprises lounge, a modern kitchen, access to the garden. upstairs a fitted bathroom, two double bedrooms.
1A East Cross, Tenterden, Kent	TN30 6AD	- Flat	2		£995	£230		Dec-20	2 bedroom apartment, accommodation comprises kitchen, 2 double bedrooms with en suite shower and bathrooms, open plan living space, 1 allocated parking space.
(Address Matched Only By Postcode) Flat ,Rothley House, Tenterden, Tn3	TN30 6LR	- Flat	1		£720	£166		Apr-21	1 bedroom, 1 bathroom flat, lounge, kitchen, bedroom, bathroom and large landing. benefit of allocated parking.
Flat 5, Westfield House, 18 West Cross, Tenterden, Kent	TN30 6JL	Conversion Flat	1	441	£750	£173	Let Agreed	Aug-21	1 bedroom top floor apartment. 1 bedroom, sitting room / diner, well equipped kitchen, bathroom with power shower, garage and 1 allocated parking space.

Scheme	2539
Total number of units	6
Unit Types	Houses only

Archetype	2539 - 2-bed - SD
Average VP Value	£ 225,000
Average Market Rent	£ 925
Average Unit Size	638
Average £ psf	£353

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
180 Thorpe Road, Clacton-On-Sea, Essex	CO15 4PS	Semi Detached Bungalow	2		£900	£208	Let Agreed	Jul-20	2 bed. front and rear garden, family bathroom with shower over bath, kitchen/diner, off street parking.
19 Thorpe Road, Clacton-On-Sea, Essex	CO15 4QU	Semi Detached House	2		£950	£219	Let Agreed	Sep-20	2 bed. kitchen/diner, lounge with double doors to the garden, wc and bathroom. off street parking.
16 Clay Hall Road, Clacton-On-Sea, Essex	CO15 6RA	End Terrace House	2	592	£725	£167	Let Agreed	May-20	2 bed. kitchen, lounge, family bathroom, garden shed to the side of property. enclosed by panelled fencing.
7 Brentwood Road, Holland-On-Sea, Clacton-On-Sea, Essex	CO15 5BS	Detached House	2		£750	£173	Let Agreed	Apr-21	2 bed. kitchen/dining room and a private rear garden.
(Address Matched Only By Postcode) 16,Otter Way, Little Clacton, Clacton-On-Se	CO16 9RZ	End Terrace House	2		£925	£213	Let Agreed	Jul-21	2 bed. open plan living area, cloakroom, family bathroom, rear garden and allocated parking.
(Address Matched Only By Postcode) 14,Otter Way, Little Clacton, Clacton-On-Se	CO16 9GS	Terraced House	2		£925	£213	Let Agreed	Jun-21	2 bed. living area, cloakroom, bathroom, rear garden and allocated parking.
200 Burrs Road, Clacton-On-Sea, Essex	CO15 4LN	Terraced House	2		£850	£196	Let Agreed	Jun-21	2 bed. entrance hallway, lounge, kitchen, family bathroom, rear garden.
23 Elmden Court, Clacton-On-Sea, Essex	CO15 3TX	End Terrace House	2	743	£800	£185	Let Agreed	Feb-20	2 bed. living room, kitchen, family bathroom, rear garden and allocated parking.

Scheme	2692
Total number of units	17
Unit Types	Flats only

Archetype	2692 - 1-bed - Flat	2692 - 2-bed - Flat
Average VP Value	£ 217,500	£ 257,222
Average Market Rent	£ 800	£ 947
Average Unit Size	515	630
Average £ psf	£422	£408

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
97 Cranbrook, Woburn Sands, Milton Keynes	MK17 8ND	- Flat	1	484	£650	£150	Let Agreed	Aug-21	1 bed. first floor. entrance hall, lounge/diner, kitchen, shower room.
11 Cranbrook, Woburn Sands, Milton Keynes	MK17 8NB	Purpose Built Flat	1	484	£675	£156	Let Agreed	Jun-20	1 bed. kitchen, lounge, bathroom, bedroom, allocated parking.
16 Greensand View, Woburn Sands, Milton Keynes	MK17 8GQ	Purpose Built Flat	2	689	£1,000	£231	Let Agreed	Jun-21	2 bed. balcony, open plan living room/kitchen, kitchen, family bathrrom, allocated parking space with plenty of on steet parking.
(Address Matched Only By Postcode) Summerlin Drive,Summerline Dr, Woburn Sands, Mk1	MK17 8FW	- Flat	2		£1,200	£277	Let Agreed	Jul-21	2 bed. open-plan living area, kitchen, and family bathroom. allocated parking.
81 Cranbrook, Woburn Sands, Milton Keynes	MK17 8ND	- Flat	1		£695	£160	Let Agreed	Jun-20	1 bed. security entrance door, entrance hall, lounge/diner, kitchen, double bedroom, shower room, communal gardens, communal parking.
(Address Matched Only By Postcode) Summerlin Drive,Summerlin Drive, Woburn Sand	MK17 8GP	- Flat	1		£700	£162	Let Agreed	Aug-20	1 bed. ground floor. open plan living area, kitchen, bathroom with shower. entry system and alarm. allocated parking.
10 Blacksmiths Way, Woburn Sands, Milton Keynes	MK17 8GN	- Flat	1		£850	£196		Jan-21	1 bed. ground floor. security entrance door, entrance hall, open plan kitchen/lounge/dining area, 1 double bedroom, bathroom with hand held shower over bath and off road parking.
37 Fletton Dell, Woburn Sands, Milton Keynes	MK17 8EZ	- Flat	2		£950	£219	Let Agreed	Jul-21	2 bed. entrance hall, open plan kitchen and living room space, ensuite to double master. family bathroom with bath. allocated parking space.
37 Greensand View, Woburn Sands, Milton Keynes	MK17 8GR	Purpose Built Flat	1	549	£795	£183	Let Agreed	Jun-21	1 bed. ground floor. security entrance door, entrance hall, open plan lounge/diner, kitchen with appliances, double bedroom, bathroom and allocated parking.
87 Greensand View, Woburn Sands, Milton Keynes	MK17 8GR	- Flat	2		£975	£225	Let Agreed	Jun-21	2 bed. ground floor. security entrance door, entrance hall, open plan kitchen/lounge/dining room, two bedrooms, en suite shower room, bathroom, terrace and allocated parking.
(Address Matched Only By Postcode) Flat ,Summerlin Drive, Woburn Sands , Mk1	MK17 8FW	- Flat	2		£995	£230		Mar-21	2 bed. open plan living/kitchen/dining room, balcony, en-suite to the main bedroom and a seperate family bathroom with a shower over the bath. allocated parking.
(Address Matched Only By Postcode) Greensand View,Greensand View, Woburn Sand	MK17 8GR	- Flat	2		£1,100	£254	Let Agreed	Jul-21	2 bed. entrance hall, open-plan living area and kitchen, family bathrooms. allocated parking.

Scheme	2766
Total number of units	5
Unit Types	Houses only

Archetype	2766 - 2-bed - EOT	2766 - 2-bed - MT	2766 - 3-bed - SD
Average VP Value	£ 365,000	£ 360,000	£ 410,000
Average Market Rent	£ 1,200	£ 1,200	£ 1,475
Average Unit Size	868	868	1044
Average £ psf	£421	£415	£393

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
20 Funnell Drive, Haywards Heath, West Sussex	RH17 7DF	Terraced House	2	753	£1,200	£277	Let Agreed	Aug-21	2 bed. open lounge/kitchen/diner, w.c, under-stair storage, family bathroom, two parking spaces and rear garden.
8 Kennard Lane, Haywards Heath, West Sussex	RH16 4UB	End Terrace House	2		£1,150	£265	Let Agreed	Apr-21	2 bed. entrance hall, kitchen, lounge/dining room, downstairs wc, family bathroom, rear garden and allocated parking.
41 St. Francis Close, Haywards Heath, West Sussex	RH16 4JP	Mid Terrace House	2	700	£1,150	£265	Let Agreed	Jul-21	2 bed. entrance hallway, downstairs wc, family bathroom, kitchen, living room, patio doors leading to the enclosed rear garden and garden.
17 Wellswood, Haywards Heath, West Sussex	RH16 4FQ	End Terrace House	2		£1,150	£265	Let Agreed	Aug-15	2 bed. cul de sac. entrance hallway, wc, kitchen, sitting room, french doors leading to the private rear garden, master with en-suite bathroom, rear garden and two allocated parking spaces.
(Address Matched Only By Postcode) 6,Emily Way Haywards Heath Rh1	RH16 4ZN	Semi Detached House	3		£1,350	£312	Let Agreed	Feb-21	3 bed. driveway, lounge with under stair storage, kitchen, dining area, wc, master with ensuite and separate family bathroom, rear garden.
15 Bennetts Rise, Haywards Heath, West Sussex	RH16 4UN	End Terrace House	3	1195	£1,500	£346	Let Agreed	Aug-21	3 bed. entrance hall, kitchen, living room, double doors leading onto the garden, cloakroom, double bedroom with en suite shower, and a family bathroom.
(Address Matched Only By Postcode) Kennard Lane,Kennard Lane, Haywards Heat	RH16 4UB	End Terrace House	2		£1,200	£277	Let Agreed	May-21	2 bed. entrance hall, cloakroom, kitchen, lounge/dining room with patio doors to garden, family bathroom with shower attachment to bath, rear garden and allocated parking.
(Address Matched Only By Postcode) 17,Woodfox Way Haywards Heath Rh1	RH16 4EZ	Semi Detached House	3		£1,550	£358	Let Agreed	May-21	3 bed. entrance hallway, open plan kitchen, living room, double doors access to garden. master with en suite shower room, and a seperate family bathroom. two allocated parking spaces.
(Address Matched Only By Postcode) 14,Blanford Avenue Haywards Heath Rh1	RH16 4EU	Terraced House	3		£1,550	£358	Let Agreed	Aug-21	3 bed. entrance hallway with cloakroom, living room, open plan kitchen with dining area, master with en suite shower room, and a family bathroom. two allocated parking spaces and enclosed rear garden.
36 Renfields, Haywards Heath, West Sussex	RH16 4TG	Mid Terrace House	2	872	£1,200	£277	Let Agreed	Dec-20
2 bed. kitchen, living room with double doors leading out on to the rear garden, a downstairs cloakroom, master bedroom with ensuite, a further bedroom and main bathroom. off street parking for one vehicle and rear garden.

20 Wellswood, Haywards Heath, West Sussex	RH16 4FQ	Mid Terrace House	3	1238	£1,450	£335	Let Agreed	Jul-21	3 bed.

Scheme	2845
Total number of units	3
Unit Types	Houses only

Archetype	2845 - 2-bed - SD	2845 - 3-bed - SD
Average VP Value	£ 175,000	£ 205,000
Average Market Rent	£ 700	£ 775
Average Unit Size	670	740
Average £ psf	£261	£277

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
2 Ashworth Square, Wakefield, West Yorkshire	WF1 4SN	Semi Detached House	3		£775	£179	Let Agreed	Aug-21
3-bedroom house. kitchen, dining area - with neutral decoration and wooden floor with french doors leading to the rear patio/garden. lounge. 3 double bedrooms. garage along with an additional parking space to the front of the garage and easily maintained secure garden with gate.

(Address Matched Only By Postcode) 1 St. Faiths Court,St Faiths Court, Wakefiel	WF1 4GS	- House	2		£795	£183		Jul-21	NB townhouse with allocated parking within private grounds.
26 Long Causeway, Stanley, Wakefield, West Yorkshire	WF3 4JA	Semi Detached House	3		£795	£183	Let Agreed	Jul-21	Kitchen, lounge, double bedroom, allocated parking.
6 Ledger Fold Rise, Wakefield, West Yorkshire	WF1 2FZ	Semi Detached House	2		£725	£167	Let Agreed	Nov-20
Two bedroom semi detached home, comprising entrance hall, downstairs wc, spacious lounge, modern fitted kitchen first floor landing, modern fitted bathroom and two double bedrooms. externally the property features driveway with garden to front and a large rear garden.

7 Finchdale Close, Wakefield, West Yorkshire	WF1 2GB	Mid Terrace House	2		£775	£179	Let Agreed	Aug-21
Two bedroom home set over three floors. Ground floor bathroom and second bedroom or a study/office space. First floor open plan kitchen/dining/living area, french doors open out onto a full length balcony. Allocated parking and rear to the rear.

14 Ashworth Square, Wakefield, West Yorkshire	WF1 4SN	Semi Detached House	3		£745	£172		Jun-20	Three bedroom three storey town house comprises entrance hall, access to garage, large dining kitchen, lounge, threee bedrooms and family bathroom, ample off street parking, enclosed garden to rear.
25 Ashworth Square, Wakefield, West Yorkshire	WF1 4SN	Semi Detached House	3		£795	£183	Let Agreed	Feb-20
A three bedroom three storey town house in a cul-de-sac location with driveway and garage. the property benefits internal access to the integral garage, w.c., dining kitchen, lounge, house bathroom and 2 x double bedroom and 1 x single. Driveway and garden to rear.

59 Carnforth Avenue, Wakefield, West Yorkshire	WF1 2GE	Terraced House	2		£825	£190	Let Agreed	Apr-21
A three bedroom three storey town house in a cul-de-sac location with driveway and garage. the property benefits internal access to the integral garage, w.c., dining kitchen, lounge, house bathroom and 2 x double bedroom and 1 x single. Driveway and garden to rear.

38 Meadow Vale, Outwood, Wakefield, West Yorkshire	WF1 3TD	Semi Detached House	3	1012	£795	£183	Let Agreed	Apr-21
Three bedroom semi detached. Lounge through to dining area with patio doors leading to rear garden. dining kitchen, access into the garage, house bathroom and 2 x double bedroom and 1 x single. Driveway and garden to rear.

14 Haywood Drive, Wakefield, West Yorkshire	WF1 4GJ	Terraced House	3		£775	£179		Apr-21	3 bed house with enclosed rear garden - situated on new city fields development - parking for 2 vehicles with EV charging point.

Scheme	2850
Total number of units	6
Unit Types	Houses only

Archetype	2850 - 2-bed - MT	2850 - 3-bed - EOT	2850 - 3-bed - MT
Average VP Value	£ 190,000	£ 230,000	£ 225,000
Average Market Rent	£ 600	£ 700	£ 700
Average Unit Size	830	970	970
Average £ psf	£229	£237	£232

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
29 Falcon Road, Stoke-On-Trent	ST3 7FQ	Terraced House	3		£650	£150	Let Agreed	Mar-21	3 bed. a driveway provides parking for 2 cars and a private garden area to the rear. open-plan dining-kitchen area, dining area flows on from the main lounge, family bathroom.
243 Uttoxeter Road, Blythe Bridge, Stoke-On-Trent	ST11 9JR	Mid Terrace House	3	936	£725	£167	Let Agreed	Apr-21	3 bed. entrance hallway, lounge/diner, kitchen, downstairs wc, and a family bathroom. forecourt to the front and rear garden.
21 Havilland Place, Stoke-On-Trent	ST3 6FF	Semi Detached House	3	969	£675	£156	Let Agreed	May-21	3 bed. entrance hall, kitchen, w.c, lounge, master with ensuite, family bathroom, off road parking to the front for two cars and a garden to the rear.
29 Havilland Place, Stoke-On-Trent	ST3 6FF	Mid Terrace House	2	710	£595	£137	Let Agreed	Aug-21	2 bed. kitchen, and family bathroom. parking spaces to the front and rear garden.
19 Warners Drive, Weston Coyney, Stoke-On-Trent	ST3 6PX	End Terrace House	3	947	£750	£173	Let Agreed	Mar-21	3 bed. kitchen/breakfast room, cloakroom, lounge, ensuite shower room, gardens to the front and rear and a drive to the side leading to a single garage.
32 Havilland Place, Stoke-On-Trent	ST3 6FF	End Terrace House	2	818	£625	£144	Let Agreed	Jun-21	2 bed. entrance hall, store and cloaks, lounge/diner with french doors, kitchen, two double bedrooms, bathroom and en suite. rear garden.
4 Highview Road, Fulford, Stoke-On-Trent	ST11 9QQ	- House	2		£625	£144		Apr-21	2 bed. sitting room, kitchen, conservatory, shower room, enclosed rear garden, two off road parking spaces.
13 Holdcroft Place, Stoke-On-Trent	ST3 6FE	Mid Terrace House	2	861	£575	£133	Let Agreed	Jan-21	2 bed. entrance hall, cloaks, lounge, kitchen, family bathroom, two good bedrooms and en-suite. parking and rear garden.

Scheme	3092
Total number of units	24
Unit Types	Houses and Apartments

Archetype	3092 - 1-bed - Flat	3092 - 2-bed - Flat	3092 - 3-bed - D	3092 - 3-bed - EOT	3092 - 3-bed - MT	3092 - 3-bed - SD
Average VP Value	£ 206,250	£ 254,875	£ 500,000	£ 480,000	£ 475,000	£ 485,000
Average Market Rent	£ 725	£ 902	£ 1,250	£ 1,200	£ 1,200	£ 1,200
Average Unit Size	536	677	1030	1001	1001	1001
Average £ psf	£384	£377	£486	£480	£475	£485

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) 5A,Bramley House, Blackness Road, Crowborough, East Sussex, Tn	TN6 2LY	Semi Detached House	3		£1,695	£391	Let Agreed	Jul-21
3 bed. entrance hall, cloakroom, living room, kitchen, open-plan entertaining space, master with en-suite shower room, seperate family bathroom. rear garden with shed and private off street parking for 2 cars.

46, Kings Court, Mill Lane, Crowborough, East Sussex	TN6 1DY	Purpose Built Flat	2	753	£900	£208	Let Agreed	Apr-17	2 bed. ground floor. living area, kitchen, family bathroom is modern with shower over the bath. there is allocated parking with a single garage and communal gardens.
(Address Matched Only By Postcode) Flat 62 Kings Court,Mill Lane, Crowboroug	TN6 1DY	- Flat	2		£850	£196	Let Agreed	May-21	2 bed. kitchen, bathroom, w.c., garage and parking.
2 Wickens Close, Crowborough, East Sussex	TN6 2FU	Purpose Built Flat	1	495	£825	£190	Let Agreed	Apr-21	1 bed. entrance hall, living area, juliet balcony, kitchen, bathroom, two allocated parking spaces and a private patio.
(Address Matched Only By Postcode) Flat 3 The Regent, The Broadwa		- Flat	2		£1,250	£288		-	2 bed.
Rose Cottage, Huntingdon Road, Crowborough, East Sussex	TN6 2LL	Semi Detached House	3	1292	£1,400	£323	Let Agreed	Jun-21	3 bed. entrance hall, under stairs storage, w/c, living room, dining room, kitchen, rear garden. driveway parking for 2 cars.
1, Crowborough Court, Eridge Road, Crowborough, East Sussex	TN6 2SX	Purpose Built Flat	1	667	£725	£167		Mar-21	1 bed. ground floor. garage, parking and communal gardens.
32 Tollwood Park, Crowborough, East Sussex	TN6 2XS	Mid Terrace House	3	840	£1,100	£254	Let Agreed	Feb-21	3 bed. cul-de-sac, kitchen, lounge, rear garden, family bathroom with shower over the bath.
Flat 6, The Postern, Croft Road, Crowborough, East Sussex	TN6 1DR	- Flat	2		£850	£196	Let Agreed	Feb-21	2 bed. kitchen and lounge/diner. one allocated parking space to the rear of the property.
1A, Beaconfield House, Beacon Road, Crowborough, East Sussex	TN6 1AX	Purpose Built Flat	1	484	£745	£172	Let Agreed	Mar-21	1 bed. ground floor. entrance hall, sitting room, kitchen, bathroom, garage with parking space and communal gardens.
5A Valley View Close, Crowborough, East Sussex	TN6 1PW	Semi Detached House	3		£1,395	£322	Let Agreed	Apr-21	3 bed. cul de sac. kitchen, bathroom, rear garden, single garage and allocated parking.
17, Oaklands, Montargis Way, Crowborough, East Sussex	TN6 2XL	Purpose Built Flat	1	560	£695	£160	Let Agreed	Jul-20	1 bed. ground floor. living room includes a balcony communal gardens.
43 Tollwood Park, Crowborough, East Sussex	TN6 2XR	End Terrace House	3	883	£1,095	£253	Let Agreed	Oct-20	3 bed. kitchen, open plan living room/diner, under stairs area, family bathroom, garage.

Scheme	3092
Total number of units	24
Unit Types	Houses and Apartments

Archetype	3092 - 1-bed - Flat	3092 - 2-bed - Flat	3092 - 3-bed - D	3092 - 3-bed - EOT	3092 - 3-bed - MT	3092 - 3-bed - SD
Average VP Value	£ 206,250	£ 254,875	£ 500,000	£ 480,000	£ 475,000	£ 485,000
Average Market Rent	£ 725	£ 902	£ 1,250	£ 1,200	£ 1,200	£ 1,200
Average Unit Size	536	677	1030	1001	1001	1001
Average £ psf	£384	£377	£486	£480	£475	£485

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
29 Springfield Close, Crowborough, East Sussex	TN6 2BN	Semi Detached House	3	1066	£1,150	£265	Let Agreed	Jan-21	3 bed. cul de sac. living room with doors to rear garden, kitchen/dining room, and a family bathroom. off street parking for at least 2 cars to the front of the property.
10 Whitehill Road, Crowborough, East Sussex	TN6 1JB	End Terrace House	3	904	£1,350	£312	Let Agreed	Jul-21	3 bed. conservatory.
6A, Beaconfield House, Beacon Road, Crowborough, East Sussex	TN6 1AX	- Flat	2		£850	£196		Oct-15	2 bed. front door into hallway, kitchen, family bathroom, sitting room, single garage.
21 Kemps Farm Road, Crowborough, East Sussex	TN6 2XW	Semi Detached House	3	775	£1,400	£323	Let Agreed	Jun-21	3 bed. ground floor. living room with separate dining area, family bathroom, kitchen with separate utility room and a large ground floor cloakroom. single garage and enclosed garden.
48, Kings Court, Mill Lane, Crowborough, East Sussex	TN6 1DY	- Flat	2		£900	£208	Let Agreed	Jun-21	2 bed. living room, communal gardens, kitchen, wc, communal garden.
4 Rochester Way, Crowborough, East Sussex	TN6 2DR	Detached House	3		£1,195	£276	Let Agreed	Oct-20	3 bed. entrance lobby, hallway, cloakroom, double reception room, kitchen, family bathroom with bath and shower attachment, driveway parking with a seperate garage, along with a enclosed garden.
18 Herne Down, Crowborough, East Sussex	TN6 3BA	Semi Detached House	3	1206	£1,095	£253	Let Agreed	Oct-19	3 bed. cul de sac. entrance hall, living room, french doors leading to an enclosed garden, kitchen, shower room with toilet, detached garage and driveway.

Scheme	3114
Total number of units	1
Unit Types	Houses only

Archetype	3114 - 2-bed - SD
Average VP Value	£ 230,000
Average Market Rent	£ 750
Average Unit Size	850
Average £ psf	£271

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
1 William Close, Stowmarket, Suffolk	IP14 5XH	Semi Detached House	2		£775	£179	Let Agreed	Jun-21	2020 built semi-detached house. hallway, cloakroom, living/diner/kitchen, landing, 2 bedrooms, bathroom. parking and garden.
(Address Matched Only By Postcode) Greenfinch Close,Greenfinch Close, Stowmarke	IP14 5UT	Semi Detached House	2		£775	£179	Let Agreed	May-21
Two bedroom semi-detached house the property boasts a hallway, spacious lounge with patio doors leading to the garden, fully fitted kitchen/diner, two double bedrooms one with en -suite and a modern family bathroom. this property offers enclosed rear garden, single carport & driveway.

rent excludes tenancy deposit and any other permitted payments - please call for more information

50 Fairfield Hill, Stowmarket, Suffolk	IP14 1NG	Terraced House	2		£750	£173	Let Agreed	Aug-21
2 bedroom mid terrace property freshly decorated throughout lounge/dining room with french doors onto rear garden, kitchen, 2 double bedrooms master to front and second to rear of property.   family bathroom with white suite and shower over bath.  enclosed rear garden laid to lawn with new garden shed

3 Pettiward Close, Great Finborough, Stowmarket, Suffolk	IP14 3BP	Mid Terrace House	2	797	£750	£173	Let Agreed	Apr-21	Terraced House. The property consists of kitchen, living room, 2 x double bedrooms, courtyard garden to the rear of the property. to the front of the property you have off road parking.
6 St. Georges Close, Stowmarket, Suffolk	IP14 1GE	End Terrace House	2	710	£775	£179	Let Agreed	May-21	2 bedroom end of terrace house. gardens and parking. living room, kitchen, 2 x double bedrooms.
5 Thurlow Court, Stowmarket, Suffolk	IP14 1HZ	End Terrace House	2	710	£725	£167	Let Agreed	Apr-21	A 2 bedroom terrace house quietly positioned within the heart of the town centre. allocated car parking and enclosed garden to the rear.
58B Forest Road, Onehouse, Stowmarket, Suffolk	IP14 3ER	Terraced House	2		£685	£158	Let Agreed	Apr-21	A 2 bedroom terrace house quietly positioned within the heart of the town centre. allocated car parking and enclosed garden to the rear.
9 Duke Street, Haughley, Stowmarket, Suffolk	IP14 3QS	Semi Detached House	2		£700	£162		Mar-21	2 bed semi detached house, dated décor, street parking only.
53 Church Road, Old Newton, Stowmarket, Suffolk	IP14 4ED	Semi Detached House	2		£675	£156	Let Agreed	Mar-21	A semi-detached house accommodation comprises living room, kitchen/diner, rear conservatory, 2 double bedrooms and box room. garage and gardens
Daisy Den, Hailes Meadow, Haughley, Stowmarket, Suffolk	IP14 3PS	Semi Detached House	2		£680	£157	Let Agreed	Jun-21	A semi-detached house accommodation comprises living room, kitchen/diner, rear conservatory, 2 double bedrooms and box room. garage and gardens
14 Guillemot Close, Stowmarket, Suffolk	IP14 5GJ	End Terrace House	2	700	£775	£179	Let Agreed	May-21	A semi-detached house accommodation comprises living room, kitchen/diner, rear conservatory, 2 double bedrooms and box room. garage and gardens
(Address Matched Only By Postcode) Goosander Road,Goosander Road, Stowmarket, Ip1	IP14 5BD	Semi Detached House	2		£775	£179	Let Agreed	Jan-21	A semi-detached house accommodation comprises living room, kitchen/diner, rear conservatory, 2 double bedrooms and box room. garage and gardens

Scheme	3128
Total number of units	2
Unit Types	Houses only

Archetype	3128 - 2-bed - SD
Average VP Value	£ 175,000
Average Market Rent	£ 725
Average Unit Size	772
Average £ psf	£227

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
5 Johnsons Court, Howden, Goole, East Yorkshire	DN14 7DB	Terraced House	2		£600	£138	Let Agreed	Aug-21	2 bed. entrance hall, kitchen, sitting room, cloakroom, family bathroom.
(Address Matched Only By Postcode) 5,Thistle Close, Googl	DN14 6DE	Semi Detached House	2		£725	£167		Aug-21	2 bed. open plan dining kitchen, lounge, downstairs w/c, bathroom with shower, enclosed garden to the rear, driveway.
14 Butterbur Drive, Goole, North Humberside	DN14 6FE	Mid Terrace House	2		£625	£144		Jul-21	2 bed. entrance hallway, kitchen, lounge/diner, downstairs w/c, two double bedrooms and family bathroom. enclosed garden and driveway.
9 Carter Street, Howden, Goole, East Yorkshire	DN14 7GP	Terraced House	2		£650	£150	Let Agreed	Oct-20	2 bed. off road parking and an enclosed rear garden, downstairs w/c, lounge and dining kitchen to the rear. bathroom suite with bath over shower.
8 Union Place, Goole, North Humberside	DN14 6WE	Terraced House	2		£550	£127	Let Agreed	Apr-21	2 bed. entrance hall, lounge, kitchen/diner, and bathroom. enclosed rear garden with paved patio, parking area to the front elevation for two average sized vehicles.
25 Mulberry Gardens, Goole, North Humberside	DN14 5DG	Terraced House	2		£600	£138	Let Agreed	Feb-21	2 bed. entrance hallway, lounge, kitchen diner, utility room and downstairs w.c. and house bathroom. externally the property offers off street parking for up to 2 cars and a rear enclosed garden.
37 Carter Street, Howden, Goole, North Humberside	DN14 7GP	Terraced House	2		£620	£143	Let Agreed	Jun-21	2 bed. town house.

Scheme	3272
Total number of units	2
Unit Types	Houses only

Archetype	3272 - 4-bed - SD
Average VP Value	£ 360,000
Average Market Rent	£ 1,050
Average Unit Size	1085
Average £ psf	£332

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
21 Ashopton Road, Chesterfield, Derbyshire	S41 8WD	Detached House	4		£1,100	£254	Let Agreed	Apr-21
4 bed. entrance hallway with downstairs wc, kitchen, lounge with doors leading to the dining room, french doors to the conservatory, master bedroom with ensuite shower room, and a seperate family bathroom with shower over the bath. externally, there is a double driveway and access to the garage to the front of the property. to the rear is an enclosed garden.

18 Trevorrow Crescent, Chesterfield, Derbyshire	S40 2GH	Detached House	4		£995	£230	Let Agreed	Apr-21	4 bed.
2, Recreation Villas, Cross Street, Chesterfield, Derbyshire	S40 4SS	Mid Terrace House	4	1389	£895	£207	Let Agreed	Apr-21	4 bed. open-plan kitchen/diner, separate living room & downstairs w/c, en-suite shower room, enclosed garden, off-road parking is also available with a garage and permit holder parking.
4 Ladywood Drive, Chesterfield, Derbyshire	S41 8XS	Detached House	4		£995	£230	Let Agreed	Jan-21	4 bed. lounge and dining room, kitchen, utility room, master with en ssuite and family bathroom. rear garden, single garage and driveway.
39 Frithwood Drive, Dronfield, Derbyshire	S18 2DA	Detached House	4		£1,150	£265	Let Agreed	Apr-21	4 bed. cul-de-sac. lounge, dining room, conservatory, kitchen, w.c and a family bathroom. integral garage, driveway, front and rear gardens.
1, Cross Street Villas, Cross Street, Chesterfield, Derbyshire	S40 4SS	- House	4		£975	£225	Let Agreed	Nov-20
4 bed. entrance hall, cloakroom, downstairs wc, open plan kitchen/dining/living area, rear garden from the patio doors, master with en-suite shower room and seperate family bathroom. rear garden and garage.

Scheme	145B
Total number of units	56
Unit Types	Houses and Apartments

Archetype	145B - 1-bed - Flat	145B - 2-bed - EOT	145B - 2-bed - Flat	145B - 2-bed - MT
Average VP Value	£ 175,714	£ 210,000	£ 230,000	£ 213,000
Average Market Rent	£ 475	£ 650	£ 575	£ 650
Average Unit Size	509	832	634	832
Average £ psf	£345	£253	£363	£256

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
1, Hawthorn House, Weston Road, Stafford	ST16 3WH	- Flat	2		£600	£138	Let Agreed	Feb-21	2 bed. ground floor. entrance hall, open plan kitchen and lounge, and family bathroom. allocated parking and communal gardens.
40 Witney Road, Stafford	ST17 0BX	Semi Detached House	2		£650	£150	Let Agreed	Nov-20	2 bed. entrance hall, cloakroom, lounge, dining kitchen, and family bathroom.
13 Witney Road, Stafford	ST17 0BX	Semi Detached House	2		£650	£150	Let Agreed	Jun-21	2 bed.
21 Helston Close, Stafford	ST17 0GZ	Mid Terrace House	2	743	£675	£156	Let Agreed	Jul-21	2 bed. lounge area to the rear leading into a conservatory. two bedrooms with built in storage and modern bathroom with shower over the bath. two allocated parking spaces and rear garden.
(Address Matched Only By Postcode) 3 Brocton, Stafford Court,Weston Road, Staffor	ST18 0BF	- Flat	1		£450	£104	Let Agreed	Jun-21	1 bed. each rooms comes with bed, wardrobe and storage/desk area and it's own en-suite shower/bathroom.
6, Holly House, Weston Road, Stafford	ST16 3WE	- Flat	2		£575	£133	Let Agreed	Oct-20	2 bed. second floor. entrance hallway, bathroom with bath and shower over, open plan kitchen/diner and lounge. allocated parking.
8, Kingston Hill Court, Wentworth Drive, Stafford	ST16 3YF	Purpose Built Flat	1	560	£425	£98	Let Agreed	Oct-20	1 bed. entrance hall, open plan living area, with kitchen and dining area.
40 Witney Road, Stafford	ST17 0BX	Semi Detached House	2	829	£650	£150		Mar-21	2 bed. entrance hall, guest cloakroom, lounge, dining kitchen, and a well presented family bathroom.
(Address Matched Only By Postcode) 2 Brocton, Stafford Court,Weston Road, Staffor	ST18 0BF	- Flat	1		£450	£104	Let Agreed	Jun-21	1 bed. each rooms comes with bed, wardrobe and storage/desk area and it's own en-suite shower/bathroom.
(Address Matched Only By Postcode) 1 Brocton, Stafford Court,Weston Road, Staffor	ST18 0BF	- Flat	1		£450	£104	Let Agreed	Jun-21	1 bed. each room comes with 3/4 bed, wardrobe and storage/desk area and it's own en-suite shower/bathroom.
74 Harrowby Street, Stafford	ST16 3TY	Mid Terrace House	2	818	£565	£130	Let Agreed	May-21	2 bed. entrance hall, living room, guest wc and kitchen, bathroom. parking and a private rear garden.
62 Tixall Road, Stafford	ST16 3UA	- Flat	1		£535	£123	Let Agreed	Jul-21	1 bed. ground floor. dining/kitchen, lounge, entrance hallway, bathroom with shower over the bath. there is also parking to the front of the property.
2 Harrowby Street, Stafford	ST16 3TX	Semi Detached House	2		£595	£137	Let Agreed	Mar-21	2 bed. detached garage, rear garden, two reception rooms, kitchen and bathroom with shower cubicle.

Scheme	145B
Total number of units	56
Unit Types	Houses and Apartments

Archetype	145B - 1-bed - Flat	145B - 2-bed - EOT	145B - 2-bed - Flat	145B - 2-bed - MT
Average VP Value	£ 175,714	£ 210,000	£ 230,000	£ 213,000
Average Market Rent	£ 475	£ 650	£ 575	£ 650
Average Unit Size	509	832	634	832
Average £ psf	£345	£253	£363	£256

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) 132B,Tixall Road, Stafford, Staffordshire, St16 3U	ST16 3UD	- Flat	2		£550	£127		Aug-21	2 bed. first floor. stairs and landing, lounge, kitchen, off road parking at the rear of the property.
82 Witney Road, Stafford	ST17 0BP	Mid Terrace House	2	786	£650	£150	Let Agreed	Jul-21	2 bed. enclosed rear garden, garage, off road parking, kitchen, lounge and family bathroom with shower over bath.
7, Hawthorn House, Weston Road, Stafford	ST16 3WH	- Flat	2		£600	£138	Let Agreed	Jun-21	2 bed. top floor. allocated parking, entrance hallway, bathroom with shower over the bath, living room with juliet balcony. aloocated parking.
(Address Matched Only By Postcode) 7 Brocton, Stafford Court,Weston Road, Staffor	ST18 0BF	- Flat	1		£450	£104	Let Agreed	May-21	1 bed. each rooms comes with bed, wardrobe and storage/desk area and it's own en-suite shower/bathroom.
3, Holly House, Weston Road, Stafford	ST16 3WE	- Flat	2		£615	£142	Let Agreed	Apr-21
2 bed. first floor. allocated parking and a secure communal entrance with intercom system. open plan kitchen/living room boasting a juliet balcony. externally the property offers communal grounds with bin store.

Scheme	154B
Total number of units	8
Unit Types	Houses only

Archetype	154B - 1-bed - EOT	154B - 1-bed - MT	154B - 2-bed - SD
Average VP Value	£ 265,000	£ 260,000	£ 360,000
Average Market Rent	£ 900	£ 900	£ 1,150
Average Unit Size	548	548	761
Average £ psf	£484	£474	£473

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
25 King Street, Bishop'S Stortford, Hertfordshire	CM23 2NB	Mid Terrace House	1	560	£975	£225	Let Agreed	Aug-21	1 bed. sitting room with dining area leading to kitchen. resident permit parking and access to rear garden.
4 Princes Gate, Bishop'S Stortford, Hertfordshire	CM23 4DF	End Terrace House	1	527	£850	£196	Let Agreed	Apr-21	1 bed. lounge/dining room, kitchen, master bedroom with plenty of storage and bathroom. two allocated parking spaces.
167 Newland Avenue, Bishop'S Stortford, Hertfordshire	CM23 2UW	Semi Detached House	2		£1,400	£323	Let Agreed	Jun-21	2 bed. open plan living/kitchen area, wc, french patio doors, family bathroom.
126 Newland Avenue, Bishop'S Stortford, Hertfordshire	CM23 2YF	End Terrace House	2	861	£1,300	£300	Let Agreed	Aug-21	2 bed. entrance hall, cloakroom, open plan kitchen, family bathroom, allocated parking for two vehicles and a rear garden.
(Address Matched Only By Postcode) Apton Road,Apton Road, Bishops Stortfor	CM23 3ST	Terraced House	1		£895	£207	Let Agreed	Jul-21	1 bed. lounge, kitchen, bathroom, patio garden and residents parking.

Scheme	154D
Total number of units	17
Unit Types	Houses and Apartments

Archetype	154D - 1-bed - EOT	154D - 1-bed - Flat	154D - 1-bed - MT	154D - 2-bed - Flat	154D - 2-bed - SD
Average VP Value	£ 235,000	£ 240,000	£ 260,000	£ 317,500	£ 360,000
Average Market Rent	£ 900	£ 825	£ 900	£ 1,097	£ 1,150
Average Unit Size	548	511	548	626	761
Average £ psf	£429	£470	£475	£507	£473

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
60 Chantry Road, Bishop'S Stortford, Hertfordshire	CM23 2SG	Semi Detached House	3		£1,350	£312	Let Agreed	Mar-21	3 bed. entrance hall, living room, dining room, kitchen, ground floor cloakroom. 2 double bedrooms, 1 single bedroom and 1st floor shower room. driveway parking and a rear garden.
Flat 16, Springfield Court, Hadham Road, Bishop'S Stortford, Hertfordshire	CM23 2QJ	Purpose Built Flat	2	721	£995	£230	Let Agreed	Jan-21	2 bed. balcony, kitchen, and a bathroom. outside there is parking for one car and communal gardens.
(Address Matched Only By Postcode) Earls Close,Earls Close, Bishops Stortfor	CM23 4HW	- Flat	1		£825	£190	Let Agreed	May-21	1 bed. kitchen/breakfast room, lounge, double bedroom and shower room. patio garden and one allocated parking space.
Flat 2, Springfield Court, Hadham Road, Bishop'S Stortford, Hertfordshire	CM23 2QJ	- Flat	2		£1,025	£237		Mar-21	2 bed. living/dining area, kitchen, balcony, and a family bathroom. off road parking.
(Address Matched Only By Postcode) Masons Court,Masons Court, Bishops Stortfor	CM23 2NW	- Flat	1		£825	£190	Let Agreed	Jul-21	1 bed. first floor. open plan lounge/diner, kitchen, double bedroom and bathroom. one allocated parking space.
(Address Matched Only By Postcode) 84,Newland Avenue, Bishop`S Stortford, Herts, Cm2	CM23 2GL	- Flat	2		£1,200	£277	Let Agreed	Nov-20	2 bed. entrance hall, kitchen, living/dining area with doors leading to the balcony, ensuite shower room and seperate family bathroom. one allocated parking space.
5 Masons Court, Bishop'S Stortford, Hertfordshire	CM23 2NW	Purpose Built Flat	1	398	£850	£196	Let Agreed	Jul-21	1 bed. open plan kitchen and sitting/dining room, double bedroom and bathroom. communal gardens and one allocated parking space.
Flat 21, Springfield Court, Hadham Road, Bishop'S Stortford, Hertfordshire	CM23 2QJ	- Flat	1		£850	£196	Let Agreed	Jul-21	1 bed. first floor. living/dining room, kitchen, bathroom and double bedroom. balcony, garage and allocated parking space.
10 Snowdrop Close, Bishop'S Stortford, Hertfordshire	CM23 4QE	Semi Detached House	3	969	£1,500	£346	Let Agreed	Jul-21	3 bed. lounge/dining room, kitchen, and family bathroom. driveway parking for 3 cars and rear garden.
32 The Brambles, Bishop'S Stortford, Hertfordshire	CM23 4PX	End Terrace House	3		£1,450	£335	Let Agreed	May-21	3 bed. entrance hallway, living room, dining room, kitchen, and ground floor cloakroom, upstairs shower room. rear garden, single garage and driveway.
30, Dane House, Hadham Road, Bishop'S Stortford, Hertfordshire	CM23 2PT	- Flat	2		£900	£208		Mar-21	2 bed. top floor. communal landscaped gardens and allocated parking. entrance hallway, kitchen/breakfast, sitting/dining room, two double bedrooms and bathroom.
(Address Matched Only By Postcode) 149,Newland Avenue, Bishop'S Stortford, Hertfordshire, Cm2	CM23 2UW	- Flat	2		£1,300	£300		Apr-21	2 bed. garage and allocated parking space.
(Address Matched Only By Postcode) 51A,Maze Green Road, Bishop'S Stortfor	CM23 2PN	- Flat	1		£875	£202	Let Agreed	Aug-21	1 bed. open plan kitchen/lounge/diner and bathroom. parking is available on street.

Scheme	158A
Total number of units	7
Unit Types	Houses only

Archetype	158A - 2-bed - SD	158A - 3-bed - EOT	158A - 3-bed - MT	158A - 4-bed - SD
Average VP Value	£ 227,500	£ 260,000	£ 250,000	£ 350,000
Average Market Rent	£ 775	£ 1,150	£ 1,150	£ 1,350
Average Unit Size	630	890	890	1149
Average £ psf	£361	£292	£281	£305

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
43 Stanier Drive, Edwalton, Nottingham	NG12 4HR	- House	2		£895	£207	Let Agreed	Dec-20	2-bed mid townhouse. kitchen, living / dining room, downstairs w/c. enclosed rear garden. two allocated parking spaces.
57 Sunflower Drive, Edwalton, Nottingham	NG12 4HS	Detached House	4		£1,650	£381	Let Agreed	May-21	4-bed house. kitchen, lounge/diner, access to the rear garden through the french doors, off-street parking for two vehicles the property includes both driveway and garage.
63 Stanier Drive, Edwalton, Nottingham	NG12 4HR	Semi Detached House	2		£1,000	£231	Let Agreed	Aug-21	2-bed house. lounge, kitchen with patio doors to the rear garden two double bedrooms. off street parking for two cars. low-maintenance enclosed rear garden with patio and lawn.
(Address Matched Only By Postcode) Wisteria Drive,Wisteria Drive, Nottingham, Ng1	NG12 4HZ	Terraced House	2		£1,180	£272		Jun-21	2 bedroom, 2 bathroom with ground floor wc terraced house. kitchen, lounge, driveway with room for 2 parking spaces, patio and garden.
57 Sunflower Drive, Edwalton, Nottingham	NG12 4HS	Detached House	4		£1,365	£315	Let Agreed	Nov-20	4-bed house. kitchen, lounge/diner, access to the rear garden through the french doors, off-street parking for two vehicles the property includes both driveway and garage.
(Address Matched Only By Postcode) 90 Rose Way,Rose Way, Edwalton Fields , Nottingham , Nottinghamshire , Ng12	NG12 4JE	Terraced House	3		£1,200	£277	Let Agreed	Jul-21	3-bed house. lounge with a modern kitchen. two double bedrooms (master bedroom complete with en-suite shower room) and one single. off street parking for two cars with electric car charging point.
11 Plane Road, Edwalton, Nottingham	NG12 4GT	Mid Terrace House	3		£1,100	£254	Let Agreed	Jun-21
3-bed house. living room, kitchen/dinerwith french doors to the side offering access to the garden. off-street parking with driveway for two vehicles. there is also a rear garden with lawn and patio area. there is also an outdoor shed offering additional storage.

(Address Matched Only By Postcode) 59,Rose Way, Edwalton, Nottingha	NG12 4JE	Detached House	4		£1,999	£461	Let Agreed	Aug-21
4-bed detached house. open plan kitchen diner/family area with bi fold doors to the rear garden, downstairs wc, front lounge and separate study. all double bedrooms & en suite to master bedroom. driveway for 2 cars and single garage.

22 Rose Way, Edwalton, Nottingham	NG12 4JE	Semi Detached House	4		£1,500	£346	Let Agreed	Feb-21
4-bed house. comprises  a kitchen/diner, downstairs w/c and a louge. 3 double bedrooms and a single. enclosed rear garden. garage to the side of the property, off-street parking for multiple vehicles, gas central heating and double glazed windows throughout.

61 Mountain Ash Crescent, Edwalton, Nottingham	NG12 4GS	Semi Detached House	3		£1,400	£323	Let Agreed	Jul-21
3-bed house. living room, kitchen/dinerwith french doors to the side offering access to the garden. off-street parking with driveway for two vehicles. there is also a rear garden with lawn and patio area. there is also an outdoor shed offering additional storage.

6 Daffodil Gardens, Edwalton, Nottingham	NG12 4HT	Semi Detached House	4		£1,400	£323	Let Agreed	Jul-21
4-bed house. kitchen, living/dining room with storage and patio doors leading to rear garden with patio access to the garage via rear door.
three double bedrooms and one single bedroom.  master bedroom with ensuite shower room.

Scheme	164A
Total number of units	13
Unit Types	Houses only

Archetype	164A - 2-bed - EOT	164A - 2-bed - MT	164A - 2-bed - SD	164A - 3-bed - EOT	164A - 3-bed - MT	164A - 4-bed - EOT	164A - 4-bed - MT
Average VP Value	£ 270,000	£ 265,000	£ 275,000	£ 315,000	£ 310,000	£ 395,000	£ 400,000
Average Market Rent	£ 1,050	£ 1,050	£ 1,050	£ 1,250	£ 1,250	£ 1,400	£ 1,400
Average Unit Size	732	732	732	882	882	1076	1076
Average £ psf	£369	£362	£376	£357	£351	£367	£372

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
8 Fieldmere Close, Witney, Oxfordshire	OX28 5DA	Mid Terrace House	3	1141	£1,100	£254	Let Agreed	Jun-21	3 bed. cul-de-sac, sitting room,kitchen/breakfast room, utilty room, enclosed rear garden.
111 Barrington Close, Witney, Oxfordshire	OX28 5FJ	Mid Terrace House	3	1055	£1,200	£277	Let Agreed	Mar-21	3 bed. family bathroom with shower over, kitchen, living/dining room, conservatory, enclosed rear garden. garage with off street parking in front.
15 Guild Close, Witney, Oxfordshire	OX28 5DL	End Terrace House	3		£1,400	£323	Let Agreed	Jul-21	3 bed. open plan kitchen/diner, en-suite to the master, car port that offers space for 2 cars as well as a private garden.
96 Barrington Close, Witney, Oxfordshire	OX28 5FL	Semi Detached House	2	753	£995	£230	Let Agreed	Mar-21	2 bed. kitchen, living room, bathroom with a shower over the bath. the property also comes with a garage and an allocated parking space.
1 Buttercross Lane, Witney, Oxfordshire	OX28 4DN	End Terrace House	3	1356	£1,350	£312	Let Agreed	Jan-21	3 bed. ground floor. kitchen/dining room, kitchen, cloakroom and living room with french doors out to the rear enclosed garden. allocated parking for 2 cars.
43 Rissington Drive, Witney, Oxfordshire	OX28 5FG	Semi Detached House	2	721	£1,000	£231	Let Agreed	Apr-21	2 bed. garage and allocated parking space.
(Address Matched Only By Postcode) 11 Orchard Way,Orchard Way, Witney, Oxfordshire, Ox2	OX28 4EP	Semi Detached House	4		£1,300	£300	Let Agreed	Oct-20
4 bed. front & rear gardens, a garage and driveway parking. entrance hall with cloakroom, sitting room, dining room, family bathroom offers an electric shower and bath. enclosed rear garden, driveway and garage.

10 Grangers Place, Witney, Oxfordshire	OX28 4BS	Mid Terrace House	3	1055	£1,395	£322	Let Agreed	Aug-21	3 bed. rear garden and off street parking. living room, open plan kitchen/dining area, master with ensuite. off street parking for 2 vehicles.

Scheme	164B
Total number of units	11
Unit Types	Houses and Apartments

Archetype	164B - 1-bed - Flat	164B - 2-bed - EOT	164B - 2-bed - Flat	164B - 2-bed - MT
Average VP Value	£ 190,000	£ 270,000	£ 220,000	£ 265,000
Average Market Rent	£ 800	£ 1,050	£ 900	£ 1,050
Average Unit Size	484	732	613	732
Average £ psf	£393	£369	£359	£362

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
40 Marriotts Walk, Witney, Oxfordshire	OX28 6GX	- Flat	1	366	£700	£162	Let Agreed	Dec-20	1 bed. rooftop terrace.
(Address Matched Only By Postcode) 3,Mossie Walk, Witney, Oxfordshir	OX29 7DJ	- Flat	2		£975	£225	Let Agreed	Jul-21	2 bed.
4, New Leys Court, Curbridge Road, Witney, Oxfordshire	OX29 7NP	- Flat	2		£975	£225	Let Agreed	Oct-20
2 bed. allocated parking and a private garden. open plan kitchen/dining/living space with french doors out to the private garden. externally there is a communal bin store, bike store and an allocated parking space.

3 James Walker Mews, Witney, Oxfordshire	OX28 5DH	- Flat	1		£725	£167	Let Agreed	Jul-21	1 bed. open plan living/kitchen area, master with an en suite shower room. outside the property comes with an allocated parking space.
17 Willowbank, Witney, Oxfordshire	OX28 4DQ	End Terrace House	2		£1,050	£242	Let Agreed	May-21	2 bed. en suite bathroom/shower room, sitting room, garden, allocated parking.
14, New Leys Court, Curbridge Road, Witney, Oxfordshire	OX29 7NP	- Flat	2		£950	£219	Let Agreed	Mar-21	2 bed. commuunal entrance, entrance hall, lounge/kitchen, family bathroom, private roof terrace and allocated parking.
12, New Leys Court, Curbridge Road, Witney, Oxfordshire	OX29 7NP	Purpose Built Flat	2	721	£975	£225	Let Agreed	Nov-20	2 bed. top floor. second floor. roof terrace, two bedrooms, one with ensuite, open plan living/dining/kitchen space and a bathroom. parking for one vehicle.
17 Painswick Close, Witney, Oxfordshire	OX28 5FX	End Terrace House	2		£1,100	£254	Let Agreed	Jun-21	2 bed. kitchen, bathroom, landscaped garden.
(Address Matched Only By Postcode) 8,Mossie Walk, Witney, Oxfordshire, Ox2	OX29 7DJ	- Flat	1		£800	£185	Let Agreed	Jun-21	1 bed. ground floor. open-plan living.

Scheme	164C
Total number of units	18
Unit Types	Houses only

Archetype	164C - 1-bed - SD	164C - 2-bed - SD	164C - 3-bed - EOT	164C - 3-bed - MT	164C - 3-bed - SD	164C - 4-bed - SD
Average VP Value	£ 225,000	£ 290,000	£ 335,000	£ 330,000	£ 335,000	£ 385,000
Average Market Rent	£ 875	£ 1,050	£ 1,250	£ 1,250	£ 1,250	£ 1,400
Average Unit Size	527	761	908	908	908	1110
Average £ psf	£427	£381	£369	£364	£369	£347

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) 2 Spring Meadow,Spring Meadow, Witney, Ox2	OX28 5DJ	End Terrace House	3		£1,300	£300	Let Agreed	Nov-20	3 bed. lounge with kitchen/diner, en-suite to master, private garden, parking and a garage.
44 Park View Road, Witney, Oxfordshire	OX28 1GA	Mid Terrace House	2	700	£995	£230	Let Agreed	Apr-21	2 bed. kitchen, cloakroom with wc, lounge with patio doors onto the rear garden, bathroom with shower, rear garden, carport with garage and two additional parking spaces.
(Address Matched Only By Postcode) 34,Alice Batt Road, Witney, Oxfordshir	OX29 7BY	Semi Detached House	2		£1,100	£254	Let Agreed	May-21	2 bed. living room, kitchen/dining room, downstairs cloakroom, bathroom with shower fitted over the bath. rear garden and off road parking for two cars.
14 Idbury Close, Witney, Oxfordshire	OX28 5FE	Semi Detached House	3		£1,300	£300	Let Agreed	Feb-21	3 bed.
1 Centenary Way, Witney, Oxfordshire	OX29 7AN	Detached House	4		£1,500	£346	Let Agreed	Nov-20
4 bed. ground floor. entrance hallway, living room, kitchen/diner, cloakroom, en-suite with shower cubicle, seperate family bathroom with shower over bath, enclosed garden with patio, french doors from the dining room. garage and driveway for two cars.

24 Mary Box Crescent, Witney, Oxfordshire	OX29 7AP	Semi Detached House	3		£1,175	£271	Let Agreed	Nov-20	3 bed. living room, kitchen/diner, two garden sheds, utility area and downstairs wc, master with en suite, off street parking for two vehicles.
(Address Matched Only By Postcode) 5 Alice Batt Road,Alice Batt Road, Witney, Ox2	OX29 7BY	Semi Detached House	3		£1,200	£277	Let Agreed	Mar-21	3 bed. off street parking, garden, reception room, storage cupboard under the stairs, kitchen/diner with french doors opening out onto a fenced garden, wc, master with ensuite and a family bathroom.
38 Thorney Leys, Witney, Oxfordshire	OX28 5LR	Semi Detached House	4	1195	£1,250	£288	Let Agreed	Oct-20	4 bed.
(Address Matched Only By Postcode) 16 Burford Road,Burford Road, Witney, Ox2	OX28 6DH	Semi Detached House	4		£1,500	£346	Let Agreed	Nov-20	4 bed. recently refurbished.
27 Abbey Road, Witney, Oxfordshire	OX28 5LG	Semi Detached House	4	1270	£1,550	£358	Let Agreed	Jun-21	4 bed.
(Address Matched Only By Postcode) 7 Alice Batt Road,Alice Batt Road, Witney, Ox2	OX29 7BY	Semi Detached House	3		£1,250	£288	Let Agreed	Apr-21	3 bed. gardening and off street parking. entrance hall with cloakroom, kitchen, living room, master with ensuite and family bathroom. off street parking and enclosed garden.

Scheme	1709AG
Total number of units	13
Unit Types	Flats only

Archetype	1709A - 1-bed - Flat	1709AG - 2-bed - Flat
Average VP Value	£ 87,500	£ 120,000
Average Market Rent	£ 525	£ 600
Average Unit Size	474	590
Average £ psf	£185	£203

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) Flat The Wool House,West Street, Crewe, Cw	CW1 3HA	- Flat	1		£525	£121		Jul-21	1-bedroom apartment. lounge, kitchen, separate bathroom with large shower.
(Address Matched Only By Postcode) St. Pauls Close,St Pauls Clos	CW1 2QH	- Flat	1		£525	£121	Let Agreed	Jul-21	First floor one bedroom apartment. private entrance, one double bedroom, modern bathroom, living room and kitchen.
3 Hall O'Shaw Street, Crewe	CW1 4AE	- Flat	1		£450	£104	Let Agreed	May-21	One bedroom duplex apartment with a mezzanine study area. there is a double bedroom and a family bathroom. outside there is on road parking.
12 Chassagne Square, Crewe	CW1 3GJ	Purpose Built Flat	1	700	£525	£121	Let Agreed	Oct-20	1-bed flat. lounge/diner, kitchen. modern interior throughout.
58 Bateman Close, Crewe	CW1 3DQ	Purpose Built Flat	1	527	£475	£110	Let Agreed	May-21	Self contained, first floor apartment with garage. living room, kitchen, double bedroom.
(Address Matched Only By Postcode) Flat The Wool House,West Street, Crewe, Cw	CW1 3HA	- Flat	1		£515	£119		Dec-20	1-bed flat, includes exclusive use of a large outdoor patio area. kitchen, lounge, double bedroom, seperate bathroom.
Flat 4, 61 Delamere Street, Crewe	CW1 2JX	- Flat	1		£450	£104	Let Agreed	Feb-21	1-bedroom en suite duplex apartment, good decorative order throughout with new carpets. kitchen, lounge, double bedroom, separate bathroom.
24 Foxholme Court, Crewe	CW1 5HF	Purpose Built Flat	1	646	£450	£104	Let Agreed	May-21	1-bed ground floor apartment. access to communal gardens, kitchen diner, double bedroom, separate bathroom.
Link House, 1A Heathfield Avenue, Crewe	CW1 3BA	- Flat	1		£515	£119		Dec-20	1-bedroom flat. modern decor, kitchen/diner, lounge, double bedroom, seperate bathroom.
9 Harrison Drive, Crewe	CW1 3DA	- Flat	1		£495	£114	Let Agreed	Jun-21	1-bed apartment, open plan living, kitchen, modern shower room and one good sized bedroom. additional benefits include upvc double glazing and an external garage.
5 Chassagne Square, Crewe	CW1 3GJ	- Flat	1		£525	£121	Let Agreed	Aug-21
1-bed flat split two floors this attractive duplex style apartment benefits from gas central heating system and double glazing and briefly comprises kitchen/diner, lounge, double bedroom and seperate bathroom.

9 Harrison Drive, Crewe	CW1 3DA	- Flat	1		£495	£114	Let Agreed	Jun-21	1 bed. entrance hallway, open plan living area, kitchen, shower room and an external garage.
(Address Matched Only By Postcode) Flat The Wool House,West Street, Crewe, Cw	CW1 3HA	- Flat	1		£525	£121		Jul-21	1 bed. bathroom, bedroom, kitchen/living area.

Scheme	1709AG
Total number of units	13
Unit Types	Flats only

Archetype	1709A - 1-bed - Flat	1709AG - 2-bed - Flat
Average VP Value	£ 87,500	£ 120,000
Average Market Rent	£ 525	£ 600
Average Unit Size	474	590
Average £ psf	£185	£203

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description

Scheme	2001AG
Total number of units	17
Unit Types	Flats only

Archetype	2001AG - 1-bed - Flat	2001AG - 2-bed - Flat
Average VP Value	£ 140,000	£ 173,000
Average Market Rent	£ 675	£ 863
Average Unit Size	524	734
Average £ psf	£267	£236

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) 2 Briars Croft,Briars Croft, Andover, Sp10 2F	SP10 2FE	- Flat	1		£675	£156	Let Agreed	Jan-21	1 bed. living room, storage cupboards, kitchen, double bedroom with en-suite bathroom inclusing shower over bath. allocated parking.
1 Picket Twenty Way, Andover, Hampshire	SP11 6TJ	- Flat	2	700	£825	£190	Let Agreed	Apr-21	2 bed. entrance hallway with two storage cupboards, kitchen, living/dining room, bathroom with shower over bath, two allocated parking spaces and communal gardens.
Flat 18, Woodlands, Woodlands Way, Andover, Hampshire	SP10 2PT	- Flat	1		£650	£150	Let Agreed	Jun-21	1 bed. ground floor. private garden and parking. kitchen, sitting room, double bedroom with built in wardrobe and bathroom. enclosed garden and allocated parking.
169 Picket Twenty Way, Andover, Hampshire	SP11 6UG	Purpose Built Flat	2	646	£875	£202	Let Agreed	Jul-21	2 bed. top floor. two allocated parking spaces.
10 Quicksilver Crescent, Andover, Hampshire	SP11 6UB	- Flat	2		£850	£196	Let Agreed	Jul-21	2 bed. ground floor with allocated parking. open plan kitchen/living area, ensuite, cul-de-sac.
11, Anvil Place, New Street, Andover, Hampshire	SP10 1DR	Purpose Built Flat	1	538	£650	£150	Let Agreed	Nov-20	1 bed. parking and a communal garden. living room, kitchen, bedroom and bathroom.
41 Cashmere Drive, Andover, Hampshire	SP11 6ZR	- Flat	1		£725	£167	Let Agreed	Jun-21	1 bed. entrance hallway, double bedroom and bathroom, open-concept living area containing, kitchen and room for a dining table and chairs.
19 Halter Way, Andover, Hampshire	SP11 6XL	Purpose Built Flat	2	689	£850	£196	Let Agreed	Mar-21	2 bed. first floor. off road allocated parking, juliette balcony.
24 Saddle Way, Andover, Hampshire	SP11 6XQ	- Flat	2		£875	£202	Let Agreed	Aug-21
2 bed. second floor. entrance hallway with built-in storage cupboards, open plan kitchen/living room, double doors leading to balcony, master bedroom with ensuite shower room, bathroom with shower over bath. allocated parking.

27A High Street, Andover, Hampshire	SP10 1LJ	- Flat	1		£750	£173	Let Agreed	Mar-21	1 bed. communal entrance hall with intercom system, kitchen, lounge, bedroom, bathroom and private balcony with views to the rear of the property.
149 Cashmere Drive, Andover, Hampshire	SP11 6ZS	- Flat	1		£725	£167	Let Agreed	Jun-21	1 bed. ground floor. entrance hallway with two storage cupboards, open plan kitchen/dining/living room, master with shower over the bath. one allocated parking space.
278 Picket Twenty Way, Andover, Hampshire	SP11 6UH	- Flat	2		£800	£185	Let Agreed	Mar-21	2 bed. communal entrance hall, kitchen, living room, cloakroom, bathroom and parking.
Flat 22, Woodlands, Woodlands Way, Andover, Hampshire	SP10 2PT	- Flat	1		£625	£144	Let Agreed	Mar-21	1 bed. ground floor. entrance hall, sitting room with patio doors to the rear garden, bathroom, kitchen, double bedroom. allocated parking.

Scheme	2001AG
Total number of units	17
Unit Types	Flats only

Archetype	2001AG - 1-bed - Flat	2001AG - 2-bed - Flat
Average VP Value	£ 140,000	£ 173,000
Average Market Rent	£ 675	£ 863
Average Unit Size	524	734
Average £ psf	£267	£236

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
34 Picket Twenty Way, Andover, Hampshire	SP11 6TH	Purpose Built Flat	2	710	£850	£196	Let Agreed	Jun-21	2 bed. ground floor. entrance hall, open plan living room/diner/kitchen, family bathroom. allocated parking space with access to a shared garden to the rear.
31, Clarence Court, Bridge Street, Andover, Hampshire	SP10 3FD	Purpose Built Flat	1	474	£650	£150	Let Agreed	Jul-21	1 bed. living room, kitchen and bathroom. allocated parking.

Scheme	200A
Total number of units	23
Unit Types	Houses and Apartments

Archetype	200A - 1-bed - Flat	200A - 2-bed - EOT	200A - 2-bed - Flat	200A - 2-bed - SD	200A - 3-bed - SD
Average VP Value	£ 200,000	£ 310,000	£ 220,000	£ 315,000	£ 372,500
Average Market Rent	£ 800	£ 1,150	£ 1,100	£ 1,250	£ 1,425
Average Unit Size	454	632	570	745	942
Average £ psf	£440	£491	£386	£423	£396

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
23A Brickcroft Hoppit, Newhall, Harlow, Essex	CM17 9FJ	Semi Detached House	2	1033	£1,350	£312	Let Agreed	Jun-21	2 bed. driveway, open plan on the ground floor, lounge, dining room, kitchen, cloakroom/wc, family bathroom, rear garden is enclosed with a patio area.
(Address Matched Only By Postcode) 12,Pearl Drift Square, Newhall, Harlo	CM17 9LR	Terraced House	2		£1,050	£242	Let Agreed	Apr-21	2 bed. open plan kitchen area, living/dining area, rear garden, storage cupboard and wc, seperate family bathroom equipped with a bath and shower.
73 The Hill, Harlow, Essex	CM17 0BJ	Semi Detached House	2	840	£1,300	£300	Let Agreed	Mar-21	2 bed. lounge, kitchen, family bathroom with bath and shower over, enclosed garden, off street parking.
135 Ladywell Prospect, Sawbridgeworth, Hertfordshire	CM21 9PS	End Terrace House	2	689	£1,200	£277	Let Agreed	May-21	2 bed. lounge, kitchen, dining area, conservatory, and family bathroom. allocated parking at the rear with rear garden.
103 Wedgewood Drive, Harlow, Essex	CM17 9PY	Semi Detached House	2	689	£1,200	£277	Let Agreed	Mar-21	2 bed. garden and parking for two cars. entrance hall, lounge, dining area, kitchen, family bathroom. rear garden.
Flat 215, Edinburgh House, Edinburgh Gate, Harlow, Essex	CM20 2TJ	Conversion Flat	1	463	£925	£213	Let Agreed	May-21	1 bed. open plan kitchen/lounge, family bathroom with double shower cubicle. allocated parking and access to roof garden.

Scheme	200B
Total number of units	42
Unit Types	Houses and Apartments

Archetype	200B - 1-bed - Flat	200B - 1-bed - SD	200B - 2-bed - Flat	200B - 2-bed - SD	200B - 3-bed - SD
Average VP Value	£ 223,177	£ 240,000	£ 273,929	£ 345,000	£ 375,000
Average Market Rent	£ 861	£ 925	£ 1,150	£ 1,175	£ 1,425
Average Unit Size	536	653	692	689	931
Average £ psf	£417	£368	£396	£501	£403

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
143 Ridgeways, Harlow, Essex	CM17 9HH	Mid Terrace House	2		£1,200	£277	Let Agreed	May-21	2 bed. lounge/diner, cloakroom, kitchen, garage and driveway.
(Address Matched Only By Postcode) 7,Brambling Crescent, Gilden Park, Old Harlo	CM17 0GF	- House	4		£1,795	£414	Let Agreed	Jul-21	4 bed. lounge/diner, kitchen, family bathroom, en-suite shower with the top floor master bedroom. enclosed rear garden. storage shed provided and adjacent tandem parking for two vehicles.
(Address Matched Only By Postcode) 10,Brambling Crescent, Gilden Park, Old Harlo	CM17 0SU	- House	4		£1,795	£414	Let Agreed	Jul-21	4 bed. lounge/diner, kitchen, family bathroom, en-suite shower with the top floor master bedroom. enclosed rear garden. storage shed provided and adjacent tandem parking for two vehicles.
12 Blacksmith Way, High Wych, Sawbridgeworth, Hertfordshire	CM21 0NA	Mid Terrace House	2	646	£1,100	£254	Let Agreed	Mar-21	2 bed. kitchen, living room, bathroom with shower over bath. allocated parking space.
(Address Matched Only By Postcode) Kingfisher Way,Old Harlow, Harlow, Cm1	CM17 0GR	- Flat	1		£950	£219		Nov-20	1 bed. top floor. entrance hallway, open plan lounge/kitchen/diner. allocated parking and secure entry / telephone intercom.
148 Jocelyns, Harlow, Essex	CM17 0BY	End Terrace House	4	1227	£1,625	£375	Let Agreed	Jul-21	4 bed. lounge, dining area, kitchen, garden, downstairs w/c and shower room.
5 Barnsley Wood Rise, Newhall, Harlow, Essex	CM17 9GG	Semi Detached House	4	1464	£1,650	£381	Let Agreed	Feb-21	4 bed. ground floor. entrance hallway, lounge/diner, kitchen, cloakroom/wc, two bedrooms with ensuites, balcony, rear garden, driveway for two cars.
58 Davenport, Harlow, Essex	CM17 9TF	Mid Terrace House	2	710	£1,200	£277	Let Agreed	Apr-21	2 bed. open plan kitchen/diner/living room, family bathroom, rear garden, allocated parking to the front.

Scheme	200C
Total number of units	38
Unit Types	Houses and Apartments

Archetype	200C - 1-bed - Flat	200C - 1-bed - SD	200C - 2-bed - EOT	200C - 2-bed - Flat	200C - 2-bed - MT	200C - 2-bed - SD	200C - 3-bed - SD
Average VP Value	£ 212,500	£ 216,615	£ 250,000	£ 262,500	£ 250,000	£ 245,357	£ 370,000
Average Market Rent	£ 850	£ 869	£ 1,125	£ 1,150	£ 1,150	£ 1,143	£ 1,400
Average Unit Size	508	550	638	692	638	687	932
Average £ psf	£418	£394	£392	£379	£392	£357	£397

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) Flat 3,North Square, Newhal	CM17 9TW	- Flat	1		£1,050	£242	Let Agreed	Aug-21	1 bed. double bedroom, lounge, kitchen and bathroom with shower over the bath. externally there is allocated parking.
(Address Matched Only By Postcode) 6 Lark Lane,Old Oak Way, Cm1	CM17 0GD	- Flat	2		£1,100	£254	Let Agreed	Dec-20	2 bed. ground floor. two double bedrooms, bathroom and kitchen. two allocated parking spaces.
11 Crossbill Way, Newhall, Harlow, Essex	CM17 9GP	- Flat	2		£1,200	£277	Let Agreed	Jul-21	2 bed. ground floor. balcony and allocated parking. entrance hall, open plan lounge/kitchen/dining room, en-suite shower room to master and a family bathroom.
(Address Matched Only By Postcode) 59,Milestone Road, Newhall, Harlo	CM17 9NW	Semi Detached House	3		£1,350	£312	Let Agreed	Jul-21	3 bed. open plan kitchen/dining, french windows, family bathroom.
(Address Matched Only By Postcode) 3,Tarlings Avenue, Harlo	CM17 9UP	Semi Detached House	3		£1,395	£322	Let Agreed	Aug-21	3 bed. living room, hallway, wc, living/kitchen area, french windows opening onto and overlooking the rear garden, family bathroom complete with a bath and shower.
6 Old Oak Way, Harlow, Essex	CM17 0GD	- Flat	2		£1,100	£254	Let Agreed	Feb-21	2 bed. ground floor. two double bedrooms and bathroom, kitchen, two parking spaces, one allocated parking space.
(Address Matched Only By Postcode) 9,Tarlings Avenue, Newhall, Harlo	CM17 9UP	Semi Detached House	3		£1,395	£322	Let Agreed	Jul-21	3 bed. living room, hallway, wc., living/kitchen area, french windows, rear garden, family bathroom complete with a bath and shower.
(Address Matched Only By Postcode) 12,Churchgate Court, Churchgate Stree	CM17 0LB	- Flat	2		£1,350	£312	Let Agreed	Jul-21	2 bed. top floor. lounge, kitchen, two double bedrooms, en-suite to master bedroom and separate w/c. allocated parking space.
(Address Matched Only By Postcode) 29,Redstart Drive, Old Harlow, Essex, Cm1	CM17 0SL	- Flat	2		£1,200	£277	Let Agreed	Jul-21	2 bed. balcony, lounge/kitchen/diner.

Scheme	200E
Total number of units	3
Unit Types	Houses only

Archetype	200E - 1-bed - D	200E - 3-bed - SD
Average VP Value	£ 240,000	£ 330,000
Average Market Rent	£ 925	£ 1,350
Average Unit Size	653	865
Average £ psf	£367	£381

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
15 Barnsley Wood Rise, Newhall, Harlow, Essex	CM17 9GG	End Terrace House	3	1001	£1,450	£335	Let Agreed	Jan-21	3 bed. allocated parking for two cars. lounge/diner, conservatory, kitchen, two double bedrooms, master with ensuite, single bedroom, family bathroom, downstairs wc, rear garden.
107 Tickenhall Drive, Harlow, Essex	CM17 9PP	Terraced House	1	603	£995	£230	Let Agreed	May-21	1 bed. kitchen, lounge/diner, bathroom with bath and shower over. private garden and allocated parking for two cars.
(Address Matched Only By Postcode) 50,Barnfield Way, Newhall, Harlo	CM17 9TN	Terraced House	3		£1,620	£374	Let Agreed	Aug-21	3 bed. downstairs wc, open plan living/dining area, french windows out to your private garden, master ensuite, family bathroom with bath and shower, hallway storage cupboard.
(Address Matched Only By Postcode) Bromley Close,Bromley Clos	CM20 2GD	- Flat	1		£775	£179	Let Agreed	Jul-21	1 bed. ground floor.
182 Coalport Close, Harlow, Essex	CM17 9RB	Semi Detached House	1		£925	£213	Let Agreed	Aug-21	1 bed. open plan kitchen/living area, bedroom and bathroom.
(Address Matched Only By Postcode) 13,Redstart Drive,Old Harlow, Essex, Cm1	CM17 0SL	- Flat	1		£950	£219	Let Agreed	Apr-21	1 bed. open plan kitchen /lounge/diner, balcony and one parking space.
(Address Matched Only By Postcode) 2,2 Kingfisher Way, Old Harlo	CM17 0NA	- Flat	1		£900	£208	Let Agreed	Aug-21	1 bed. open plan living kitchen/diner, allocated parking space, communal gardens.
24 Old Oak Way, Harlow, Essex	CM17 0GD	- Flat	1		£925	£213	Let Agreed	Sep-20	1 bed. open plan lounge/kitchen, double bedroom, bathroom with bath and shower, balcony and allocated parking.
5 Tickenhall Drive, Harlow, Essex	CM17 9PF	End Terrace House	1	495	£925	£213	Let Agreed	Dec-20	1 bed. garage and driveway. entrance hall, lounge/diner, kitchen, shower room, garage and driveway.
17 Barnsley Wood Rise, Newhall, Harlow, Essex	CM17 9GG	Terraced House	3	1227	£1,600	£369	Let Agreed	Aug-21	3 bed. balcony and ensuite, kitchen/diner, family bathroom, rear garden.
4 Dealings Road, Newhall, Harlow, Essex	CM17 9TU	- Flat	1		£950	£219	Let Agreed	Jan-21	1 bed. new build. ground floor. entrance hallway, open plan lounge/kitchen/diner, bathroom, allocated parking, secure door entry system.
(Address Matched Only By Postcode) 1,Dewsleys Lane, Newhall, Harlo	CM17 9TL	Terraced House	3		£1,625	£375	Let Agreed	Aug-21	3 bed. downstairs wc, open plan living/dining area, french windows to private garden, master ensuite, family bathroom comes complete with bath and shower.
18 Perry Lane, Newhall, Harlow, Essex	CM17 9SB	End Terrace House	3	1152	£1,450	£335	Let Agreed	Jan-21	3 bed. entrance hall, wc, open-plan kitchen and lounge/diner, en-suite to the master, and a family bathroom, allocated parking space and rear garden.

Scheme	200E
Total number of units	3
Unit Types	Houses only

Archetype	200E - 1-bed - D	200E - 3-bed - SD
Average VP Value	£ 240,000	£ 330,000
Average Market Rent	£ 925	£ 1,350
Average Unit Size	653	865
Average £ psf	£367	£381

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
44 Abbeydale Close, Harlow, Essex	CM17 9QB	Terraced House	1		£950	£219	Let Agreed	Apr-21	1 bed. two allocated off street parking spaces and rear garden. kitchen, reception room, bedroom, bathroom.
12 Crossbill Way, Newhall, Harlow, Essex	CM17 9GP	Mid Terrace House	3	1324	£1,650	£381	Let Agreed	Jun-21	3 bed. entrance hall, kitchen/diner, lounge, cloakroom/wc, master with en-suite shower room, family bathroom, rear garden, with allocated parking.

Scheme	2014A
Total number of units	10
Unit Types	Houses only

Archetype	2014A - 1-bed - SD	2014A - 2-bed - SD	2014A - 3-bed - D	2014A - 3-bed - SD
Average VP Value	£ 225,000	£ 270,000	£ 370,000	£ 357,500
Average Market Rent	£ 775	£ 950	£ 1,225	£ 1,175
Average Unit Size	744	849	929	929
Average £ psf	£303	£318	£398	£385

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
11 Hadleigh Street, Kingsnorth, Ashford, Kent	TN25 7EZ	Detached House	2		£925	£213	Let Agreed	Apr-21	2 bed. private parking car port and plenty of additional on street parking, en-suite and balcony.
103 Herbert Road, Willesborough, Ashford, Kent	TN24 0DH	Semi Detached House	1	560	£750	£173	Let Agreed	Jun-21	1 bed. garden and parking. open plan kitchen/diner, shower room, double bedroom, off street parking and a private garden.
68 Bryony Drive, Kingsnorth, Ashford, Kent	TN23 3RF	Semi Detached House	1	484	£695	£160	Let Agreed	Oct-20	1 bed. cul de sac. open plan living room, downstairs cloakroom, bathroom with a white suite and a shower over the bath.
6 Kirtley Way, Ashford, Kent	TN24 0XR	Terraced House	2		£900	£208	Let Agreed	Jun-21	2 bed. garden and garage, cloakroom and parking.
31 Wood Lane, Kingsnorth, Ashford, Kent	TN23 3AQ	Detached House	3	1098	£1,200	£277	Let Agreed	Mar-21	3 bed. garage and driveway. rear garden. ensuite to master bedroom.
64 Bryony Drive, Kingsnorth, Ashford, Kent	TN23 3RF	Semi Detached House	1	549	£725	£167	Let Agreed	Feb-21	1 bed. open plan kitchen/living room, down stairs cloakroom.
2 Blackthorn Way, Kingsnorth, Ashford, Kent	TN23 3QB	Detached House	3	947	£1,250	£288	Let Agreed	Jun-21	3 bed. garage and driveway, rear garden.
89 Manor House Drive, Kingsnorth, Ashford, Kent	TN23 3LP	Semi Detached House	2	786	£875	£202	Let Agreed	Oct-20	2 bed. two parking spaces. lounge, dining room, kitchen. garden and off road parking.
25 Kestrel Close, Kingsnorth, Ashford, Kent	TN23 3RB	End Terrace House	2		£900	£208	Let Agreed	Jun-21	2 bed. cul du sac. entrance hall, lounge, kitchen/diner, family bathroom with shower over the bath, cloak room, and enclosed rear garden.
24 Kestrel Close, Kingsnorth, Ashford, Kent	TN23 3RB	End Terrace House	2		£895	£207	Let Agreed	Jul-21	2 bed. kitchen/breakfast room, living room, bathroom, parking to the front.
12 Lincoln Gardens, Kingsnorth, Ashford, Kent	TN25 7FX	Detached House	3	1163	£1,250	£288	Let Agreed	Dec-20	3 bed. downstairs cloakroom, lounge with french doors leading to the rear garden, kitchen/diner, master with en-suite shower room, family bathroom with shower over bath. rear garden.
71 Bryony Drive, Kingsnorth, Ashford, Kent	TN23 3RF	Detached House	3	926	£1,200	£277	Let Agreed	Jun-21	3 bed. rear garden and a single garage.
Holly Cottage, Bond Lane, Kingsnorth, Ashford, Kent	TN23 3ES	- House	1		£595	£137	Let Agreed	Jan-21	1 bed.

Scheme	2014A
Total number of units	10
Unit Types	Houses only

Archetype	2014A - 1-bed - SD	2014A - 2-bed - SD	2014A - 3-bed - D	2014A - 3-bed - SD
Average VP Value	£ 225,000	£ 270,000	£ 370,000	£ 357,500
Average Market Rent	£ 775	£ 950	£ 1,225	£ 1,175
Average Unit Size	744	849	929	929
Average £ psf	£303	£318	£398	£385

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
9 Downsberry Road, Kingsnorth, Ashford, Kent	TN25 7EW	Semi Detached House	3		£1,195	£276	Let Agreed	Jan-21	3 bed. kitchen, rear garden, downstairs wc, master bedroom with en-suite and fitted wardrobes, car port to the front of the property.
41 Hawthorn Road, Kingsnorth, Ashford, Kent	TN23 3LT	Detached House	3	1044	£1,200	£277	Let Agreed	Nov-20	3 bed. cul de sac, lounge, dining room, kitchen, utility room and a conservatory, family bathroom, garage with parking.
41 Harrier Drive, Finberry, Ashford, Kent	TN25 7GR	Semi Detached House	2		£995	£230	Let Agreed	Jan-21	2 bed. open plan accommodation briefly comprising hallway, kitchen, living/dining room, downstairs cloakroom, family bathroom and rear garden.
46 Skylark Way, Kingsnorth, Ashford, Kent	TN23 3QH	Mid Terrace House	2	786	£875	£202	Let Agreed	Jun-21	2 bed. allocated parking, rear garden.

Scheme	2060AG
Total number of units	13
Unit Types	Houses only

Archetype	2060AG - 4-bed - D	2060AG - 4-bed - SD	2060AG - 5-bed - D
Average VP Value	£ 402,000	£ 373,333	£ 500,000
Average Market Rent	£ 1,530	£ 1,383	£ 2,000
Average Unit Size	1331	1151	1861
Average £ psf	£302	£324	£269

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) Arran Way,Arran Way, Bletchley, Milton Keynes, Mk	MK3 5FF	Semi Detached House	4		£1,450	£335		Jun-21	4 bed. cul-de-sac. entrance hall, cloakroom, kitchen/diner and lounge. family bathroom and master bedroom with an ensuite. carport and rear garden.
61 Antigua Way, Bletchley, Newton Leys, Milton Keynes	MK3 5GF	Semi Detached House	4	1485	£1,400	£323	Let Agreed	Dec-18
4 bed. entrance hall with storage, cloakroom, utility room, open plan kitchen diner with double doors leading to patio and enclosed rear garden. family bathroom, master with en suite and car port to front of property.

(Address Matched Only By Postcode) Missenden Street,Missenden Street, Newton Ley	MK3 5QR	Detached House	5		£2,175	£502	Let Agreed	Jun-21
5 bed. open entrance hall with two storage cupboards, cloakroom, two reception rooms, and large lounge with double doors opening onto a kitchen/diner, two bedrooms with ensuites, a single garage and space for parking for 2 vehicles.

1 Westfield Road, Bletchley, Milton Keynes	MK2 2RR	Detached House	4		£1,300	£300	Let Agreed	May-21
4 bed. entrance hall, lounge with double doors opening to rear garden, open plan kitchen/breakfast room with access to the rear garden, cloakroom, en-suite to master and separate wet room. externally the property offers a single garage to the rear and allocated parking.

130B Buckingham Road, Bletchley, Milton Keynes	MK3 5HX	Semi Detached House	4	1195	£1,395	£322	Let Agreed	Jul-21	4 bed. entrance hall, cloakroom, lounge, fitted kitchen / diner, master bedroom with en-suite, three further bedrooms and a family bathroom. garden & parking space to the rear.
(Address Matched Only By Postcode) Water Eaton Road,Water Eaton Road, Mk2 3A	MK2 3AG	Semi Detached House	4		£1,550	£358	Let Agreed	Jun-21	4 bed. entrance hall, downstairs w/c and ensuite with shower, open plan lounge diner, kitchen,family bathroom. driveway and private garden with shed
15 Guyana Lane, Bletchley, Newton Leys, Milton Keynes	MK3 5GS	Detached House	4	1507	£1,450	£335	Let Agreed	Sep-20	4 bed. entrance hall, cloakroom, open plan kitchen breakfast room leading to living room with access to rear garden, en suite to master, family bathroom, carport and enclosed rear garden.
23 Watten Court, Bletchley, Milton Keynes	MK2 3PA	Mid Terrace House	4	969	£1,285	£297	Let Agreed	May-21	4 bed. lounge kitchen, family bathroom, downstairs toilet and a rear garden.
31 Brook Farm Close, Stoke Hammond, Milton Keynes	MK17 9FN	Detached House	5	3111	£2,000	£462	Let Agreed	May-21
5 bed. downstairs cloakroom, lounge, dining room, kitchen/breakfast room, utility room, reception hall, master bedroom, en-suite shower room, en-suite shower room, and a family bathroom, rear garden, driveway and a double garage.

11 Harris Close, Bletchley, Newton Leys, Milton Keynes	MK3 5QH	Detached House	5		£1,695	£391		Jan-21
5 bed. entrance hallway, lounge, kitchen / dining room, cloakroom, study, stairs to landing, two bedrooms with en-suites, family bathroom. enclosed rear garden, driveway parking for two cars and single garage.

7 Dickens Lane, Bletchley, Newton Leys, Milton Keynes	MK3 5QE	Detached House	4		£1,550	£358	Let Agreed	Jun-15
4 bed. entrance hall, cloakroom, lounge, dining room, kitchen, utility room, master bedroom with ensuite, bedroom two with en suite, family bathroom. exterior offers enclosed private rear garden with access to driveway parking and single garage.

17 Larner Close, Bletchley, Newton Leys, Milton Keynes	MK3 5QQ	Detached House	5		£2,150	£496	Let Agreed	Mar-21	5 bed. entrance hall, cloakroom, sitting room, study, kitchen/breakfast room, utility room, rear garden, double garage with off road parking for five cars.
47 Missenden Street, Bletchley, Newton Leys, Milton Keynes	MK3 5QR	Detached House	5		£2,200	£508	Let Agreed	Jun-21	5 bed. cloakroom, two reception rooms, lounge, kitchen/diner, rear garden.

Scheme	2060AG
Total number of units	13
Unit Types	Houses only

Archetype	2060AG - 4-bed - D	2060AG - 4-bed - SD	2060AG - 5-bed - D
Average VP Value	£ 402,000	£ 373,333	£ 500,000
Average Market Rent	£ 1,530	£ 1,383	£ 2,000
Average Unit Size	1331	1151	1861
Average £ psf	£302	£324	£269

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
31 Brook Farm Close, Stoke Hammond, Milton Keynes	MK17 9FN	Detached House	5		£2,000	£462		Mar-21
5 bed. cloakroom, lounge, dining room, kitchen/breakfast room, utility room, master bedroom with dressing area and en-suite shower room, bedroom two with en-suite shower room, and a family bathroom. enclosed rear garden with driveway and double garage.

35 Lansbury Road, Bletchley, Newton Leys, Milton Keynes	MK3 5QP	Detached House	5	2088	£2,250	£519	Let Agreed	Jun-21	5 bed. entrance hall, study, cloak/utility room, a lounge, open plan kitchen/dining room, master with ensuite, and a family bathroom, rear garden, a single garage and off road parking.
52 Grenada Crescent, Bletchley, Newton Leys, Milton Keynes	MK3 5GB	Detached House	5	1755	£1,550	£358	Let Agreed	Nov-20	5 bed. entrance hall, cloakroom, lounge, kitchen/diner, utility room, master with ensuite. rear garden.

Scheme	2302G
Total number of units	1
Unit Types	Houses only

Archetype	2302G - 3-bed - SD
Average VP Value	£ 310,000
Average Market Rent	£ 1,100
Average Unit Size	936
Average £ psf	£331

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
6 Ramsbury Drive, Old Sarum, Salisbury	SP4 6NZ	Detached House	3	1141	£1,050	£242	Let Agreed	Jan-21	3 bed. entrance hall, wc, kitchen/diner, sitting room, en suite shower room, family bathroom. enclosed garden, parking in front of single garage.
1 Hawker Avenue, Longhedge, Salisbury	SP4 6SE	End Terrace House	3	969	£1,075	£248		Jun-21	3 bed. kitchen, lounge/diner, rear garden, downstairs wc, family bathroom has a shower over bath. parking space for 2 cars.
73 Burden Drive, Bishopdown, Salisbury	SP1 3QG	Semi Detached House	3	1076	£1,050	£242	Let Agreed	Apr-21	3 bed. entrance hall, cloakroom, kitchen, open plan lounge diner with double doors leading to the garden, family bathroom with shower. driveway parking for two-three cars.
58 Sherbourne Drive, Old Sarum, Salisbury	SP4 6GA	Semi Detached House	3		£950	£219	Let Agreed	Dec-20	3 bed. kitchen, master bedroom with en-suite, downstairs cloakroom, enclosed rear garden, garage and driveway parking.
11 Hensler Drive, Bishopdown, Salisbury	SP1 3DQ	End Terrace House	3	990	£1,100	£254	Let Agreed	May-21	3 bed. downstairs cloakroom, living room, garden, kitchen, master en-suite, a landscaped rear garden and two driveway parking spaces.
8 Castle Well Drive, Old Sarum, Salisbury	SP4 6GD	Semi Detached House	3	1012	£1,150	£265	Let Agreed	Jul-21	3 bed. entrance hallway, cloakroom, living room with patio doors, kitchen/dining room, en-suite shower to master, and family bathroom with shower over the bath. enclosed rear garden and driveway.
2 Hensler Drive, Bishopdown, Salisbury	SP1 3DQ	Semi Detached House	3	850	£1,050	£242	Let Agreed	May-21
3 bed. entrance hall, cloakroom, sitting room with under stairs storage, kitchen/dining room, patio doors opening onto the garden, master bedroom with en-suite shower room. enclosed rear garden with shed, two off road parking spaces.

23 Hensler Drive, Bishopdown, Salisbury	SP1 3DQ	Semi Detached House	3	969	£995	£230	Let Agreed	Jan-21
3 bed. entrance hall, cloakroom, sitting room with under stairs storage, kitchen/dining room, patio doors opening onto the garden, master bedroom with en-suite shower room. enclosed rear garden with shed, two off road parking spaces.

29 Mccudden Drive, Longhedge, Salisbury	SP4 6SQ	Semi Detached House	3		£1,150	£265	Let Agreed	Jan-21	3 bed. two double bedrooms with ensuite to the master, smaller third bedroom with built in cupboard. downstairs wc, good sized living room, modern kitchen/diner.
12 Gray Street, Longhedge, Salisbury	SP4 6SX	Semi Detached House	3		£1,000	£231	Let Agreed	Apr-21	3 bed. en suite to master, family bathroom and kitchen, living room, garage and driveway parking, rear garden.
(Address Matched Only By Postcode) 3,Riverdown Park - Hensler Driv	SP1 3DQ	Semi Detached House	3		£1,050	£242		Jul-21	3 bed. entrance hall, wc, sitting room, kitchen/breakfast room, french doors to garden, en-suite shower room, family bathroom, enclosed rear garden.
23 Sherbourne Drive, Old Sarum, Salisbury	SP4 6FS	Mid Terrace House	3	1389	£1,050	£242	Let Agreed	Jun-21	3 bed. entrance hall, downstairs wc, kitchen, lounge/diner, enclosed garden, family bathroom, master bedroom with en-suite shower room. single garage and ana allocated parking space.

Scheme	2310G
Total number of units	6
Unit Types	Flats only

Archetype	2310G - 2-bed - Flat
Average VP Value	£ 235,000
Average Market Rent	£ 925
Average Unit Size	672
Average £ psf	£350

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
200 Edward Vinson Drive, Faversham, Kent	ME13 8FF	- Flat	2		£850	£196	Let Agreed	Jul-21	2 bed. entrance hall, open plan lounge/diner, kitchen, bathroom and an ensuite shower, communal garden.
Flat 4, Belvedere Wharf, Belvedere Road, Faversham, Kent	ME13 7QL	- Flat	2		£980	£226	Let Agreed	Dec-20	2 bed. en-suite, lounge with juliet balcony, allocated parking and door entry system.
10 George Stewart Avenue, Faversham, Kent	ME13 8FJ	Purpose Built Flat	2	753	£900	£208	Let Agreed	Aug-21	2 bed. first floor. en-suite to the master, bathroom, kitchen and lounge/diner, communal garden and off road parking available.
4 Edward Vinson Drive, Faversham, Kent	ME13 8FD	Purpose Built Flat	2		£850	£196	Let Agreed	May-21
2 bed. first floor. entrance hallway, storage cupboards, master with en-suite shower, family bathroom, open plan living and kitchen, juliet balcony, communal garden and lots of off street parking available but unallocated.

183 Edward Vinson Drive, Faversham, Kent	ME13 8FF	- Flat	2		£875	£202	Let Agreed	Aug-21	2 bed. first floor. open plan lounge/kitchen, en-suite shower room, seperat efamily bathroom, communal garden and free on street parking.
Flat 4, Creek House, Belvedere Road, Faversham, Kent	ME13 7NX	Purpose Built Flat	2	807	£950	£219	Let Agreed	Jul-21	2 bed. off street parking, lift, video intercom system and a garage. entrance hallway, lounge with juliet balcony, kitchen, bathroom, master en-suite.
11 George Stewart Avenue, Faversham, Kent	ME13 8FJ	- Flat	2		£695	£160	Let Agreed	May-21	2 bed. second floor. entrance hallway, storage cupboards, living/dining area, kitchen, ensuite shower room and separate family bathroom. one allocated parking space.
Flat 2, Whitbread House, Abbey Street, Faversham, Kent	ME13 7BH	- Flat	2	560	£875	£202	Let Agreed	Nov-20	2 bed. secure gated parking.
161 Edward Vinson Drive, Faversham, Kent	ME13 8FF	Purpose Built Flat	2	753	£850	£196	Let Agreed	Sep-20	2 bed. ground floor. open plan lounge/diner/kitchen area, the master with en-suite shower room, family bathroom.
55 Edward Vinson Drive, Faversham, Kent	ME13 8FD	Purpose Built Flat	2	657	£885	£204	Let Agreed	Jan-21	2 bed. second floor. family bathroom, en-suite to the master bedroom, juliette balcony, open plan kithen. externally there are communal grounds and parking facilities.
170 Edward Vinson Drive, Faversham, Kent	ME13 8FF	- Flat	2		£875	£202	Let Agreed	May-21	2 bd. ground floor. master with ensuite, separate family bathroom, living/dining area, kitchen, communal private gardens.
(Address Matched Only By Postcode) 25,Preston Street, Faversham, Kent, Me1	ME13 8PE	- Flat	2		£850	£196	Let Agreed	Jul-21	2 bed.
11, Jacob Villas, South Road, Faversham, Kent	ME13 7JN	- Flat	2		£925	£213	Let Agreed	Jul-21	2 bed. garage, allocated parking and communal gardens. entrance hall, lounge/diner, kitchen, ensuite to master, separate family bathroom, garage and parking.

Scheme	2314G
Total number of units	24
Unit Types	Flats only

Archetype	2314G - 2-bed - Flat
Average VP Value	£ 281,771
Average Market Rent	£ 1,150
Average Unit Size	782
Average £ psf	£360

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
Flat 1, Copper Beech Place, 130 Reading Road, Wokingham, Berkshire	RG41 1HB	Purpose Built Flat	2	753	£1,100	£254	Let Agreed	Jan-21	2 bed. ground floor. entrance hallway, open plan living area, french doors leading to patio area, communal gardens.
46 Frederick Place, Wokingham, Berkshire	RG41 2YB	Purpose Built Flat	2	603	£1,150	£265	Let Agreed	Jul-21	2 bed. top floor.
Flat 6, Copper Beech Place, 130 Reading Road, Wokingham, Berkshire	RG41 1HB	Purpose Built Flat	2	797	£1,150	£265	Let Agreed	Aug-20	2 bed. family bathroom with a bath and separate shower, open plan/kitchen living area which leads out to a communal garden area. allocated off street parking and visitors spaces available.
Ashridge Manor, Forest Road, Wokingham, Berkshire	RG40 5RB	- Flat	2		£1,100	£254	Let Agreed	Mar-21	2 bed. lounge, kitchen, utility area, family bathroom and storage. communal parking and unallocated parking.
14 Landen Grove, Wokingham, Berkshire	RG41 1LL	Purpose Built Flat	2	872	£1,150	£265	Let Agreed	Aug-21	2 bed. cul-de-sac. entrance hall, kitchen, family bathroom, master with en suite.
(Address Matched Only By Postcode) 9,Squirrel Walk, Wokingha	RG41 3AA	- Flat	2		£1,200	£277	Let Agreed	Jun-21
2 bed. entrance hall accessed via video intercom, living room, kitchen, master bedroom with french doors on to patio area, ensuite to master, family bathroom, one allocated parking space and access to communal gardens.

7, Arnwood, Old Forest Road, Winnersh, Wokingham, Berkshire	RG41 1HU	Purpose Built Flat	2	850	£1,150	£265	Let Agreed	Apr-21	2 bed. kitchen, en-suite to the master and a separate family bathroom. allocated and visitor parking.
(Address Matched Only By Postcode) Rectory Road,Rectory Road, Wokingha	RG40 1DJ	- Flat	2		£975	£225	Let Agreed	Jul-21	2 bed. ground floor. entrance hall, kitchen, living room, and family bathroom. allocated parking space and communal gardens.
(Address Matched Only By Postcode) 17,Toutley Road , Wokingha	RG41 1QN	- Flat	2		£1,100	£254	Let Agreed	Jan-21	2 bed. parking.
Ashridge Manor, Forest Road, Wokingham, Berkshire	RG40 5RB	Purpose Built Flat	2		£500	£115	Let Agreed	May-21	2 bed. lounge, kitchen, utility area, family bathroom and storage. access to communal grounds.
Flat 3, Salisbury House, Milton Road, Wokingham, Berkshire	RG40 1DB	Conversion Flat	2	807	£1,300	£300	Let Agreed	Mar-21	2 bed. open plan living/dining room, kitchen, ensuite to master and family bathroom. allocated parking space.
Apartment 3, Chestnut Court, Chestnut Avenue, Wokingham, Berkshire	RG41 3JE	Purpose Built Flat	2	807	£1,150	£265	Let Agreed	Apr-21
2 bed. living room with double patio doors that lead into the garden, kitchen, master with ensuite shower room, and separate family bathroom. residents parking available and access to communal gardens.

115 Oxford Road, Wokingham, Berkshire	RG41 2YL	Purpose Built Flat	2	1044	£1,100	£254	Let Agreed	May-21	2 bed. living/dining room/kitchen, family bathroom, master with en suite shower room, communal gardens and allocated parking space.

Scheme	2314G
Total number of units	24
Unit Types	Flats only

Archetype	2314G - 2-bed - Flat
Average VP Value	£ 281,771
Average Market Rent	£ 1,150
Average Unit Size	782
Average £ psf	£360

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
34 Sadlers Court, Winnersh, Wokingham, Berkshire	RG41 5AF	Purpose Built Flat	2	700	£1,100	£254	Let Agreed	May-21	2 bed.
(Address Matched Only By Postcode) 414,Wokingha	RG40 5BG	- Flat	2		£1,200	£277	Let Agreed	Jun-21	2 bed. ground floor. ensuite shower room, family bathroom, lounge/dining room/kitchen, allocated and visitor parking.

Scheme	2323G
Total number of units	10
Unit Types	Flats only

Archetype	2323G - 2-bed - Flat
Average VP Value	£ 270,500
Average Market Rent	£ 948
Average Unit Size	705
Average £ psf	£384

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) Wellington Road, Northstowe,Wellington Road, Northstow	CB24 1AX	- Flat	2		£1,075	£248	Let Agreed	Aug-21	2 bed. entrance hallway, open plan lounge, patio doors to terrace, kitchen, ensuite shower room, separate family bathroom. off street parking for 1 car.
9 Pathfinder Way, Northstowe, Cambridge	CB24 1AY	- Flat	2		£1,000	£231	Let Agreed	Aug-21	2 bed. ground floor. entrance hall, master with en-suite shower room, wc, family bathroom with bath and shower over, open plan living/kitchen area, patio doors, kitchen, allocated parking space.
23 Duddle Drive, Longstanton, Cambridge	CB24 3US	Purpose Built Flat	2	829	£835	£193	Let Agreed	Feb-19	2 bed. open living and kitchen. two allocated parking spaces.
11 Swallow Close, Longstanton, Cambridge	CB24 3EU	- Flat	2		£850	£196	Let Agreed	Nov-20	2 bed. top floor. allocated parking.
7 Swallow Close, Longstanton, Cambridge	CB24 3EU	- Flat	2		£850	£196	Let Agreed	Apr-21	2 bed. first floor. off street parking for one car.
16 Pathfinder Way, Northstowe, Cambridge	CB24 1AU	Purpose Built Flat	2	732	£1,000	£231		May-21	2 bed. entrance hallway, living room, dining area, open plan kitchen, balcony, master bedroom with en suite shower room, separate family bathroom with shower over bath. allocated parking space.
8 Pathfinder Way, Northstowe, Cambridge	CB24 1AU	- Flat	2		£1,050	£242	Let Agreed	Jul-21	2 bed. entrance hallway, open plan living room, balcony, kitchen, master with en-suite, family bathroom and allocated off road parking space.
4 Swallow Close, Longstanton, Cambridge	CB24 3EU	Purpose Built Flat	2		£750	£173		Aug-21	2 bed. ground floor. cul de sac. entrance hall, open plan living room/kitchen, master with ensuite shower room, bathroom room with hand shower attachment, allocated parking for one car.
(Address Matched Only By Postcode) Wellington Road,Wellington Roa	CB24 1AX	- Flat	2		£1,075	£248		Jul-21	2 bed. ground floor. entrance hallway, open plan lounge, patio doors to terrace, kitchen, ensuite shower room, family bathroom. off street allocated parking for 1 vehicle. internal bike and bin store.
10 Swallow Close, Longstanton, Cambridge	CB24 3EU	Purpose Built Flat	2	721	£875	£202	Let Agreed	Nov-20	2 bed. open-plan living/kitchen/dining room, master with ensuite shower room, and family bathroom.
(Address Matched Only By Postcode) High Street, Longstanton,High Street, Longstanto	CB24 3GN	- Flat	2		£925	£213		May-21	2 bed. open-plan lounge, kitchen, family bathroom with shower over bath. off-street parking for one vehicle.
(Address Matched Only By Postcode) Mitchcroft Road, Longstanton,Mitchcroft Road, Longstanto	CB24 3ER	- Flat	2		£895	£207		May-21	2 bed. entrance hall, master with ensuite, family bathroom, kitchen, open plan lounge, allocated parking.
(Address Matched Only By Postcode) Mitchcroft Road, Longstanton,Mitchcroft Road, Longstanto	CB24 3ER	- Flat	2		£850	£196		Nov-20	2 bed. open plan lounge/kitchen, master with en-suite shower room, study/dining room, family bathroom with hand held shower. secure entry system. parking allocated at rear.

Scheme	2350G
Total number of units	20
Unit Types	Houses only

Archetype	2350G - 1-bed - MT	2350G - 1-bed - SD	2350G - 2-bed - EOT	2350G - 2-bed - MT	2350G - 2-bed - SD
Average VP Value	£ 160,000	£ 160,000	£ 200,000	£ 199,286	£ 207,500
Average Market Rent	£ 600	£ 613	£ 800	£ 811	£ 825
Average Unit Size	505	506	679	691	678
Average £ psf	£317	£316	£295	£288	£306

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
24 Clovelly Drive, Hampton Gardens, Peterborough	PE7 8PZ	- House	2		£875	£202	Let Agreed	Nov-20	2 bed. entrance hall, cloakroom, open plan kitchen/diner and lounge downstairs, family bathroom, driveway with off road parking and enclosed rear garden.
(Address Matched Only By Postcode) 44,Orfeus Drive, Peterborough. Pe	PE2 8FZ	- House	1		£650	£150	Let Agreed	Aug-21	1 bed. downstairs cloakroom, open plan lounge/kitchen, family bathroom with shower over bath, allocated parking space and bin store.
(Address Matched Only By Postcode) Barnsdale Drive,Barnsdale Drive, Hampton Gardens, Pe7 8L	PE7 8LD	- House	2		£795	£183	Let Agreed	Jun-21	2 bed. allocated parking. kitchen/lounge/diner open plan, family bathroom and rear garden.
1A London Road, Yaxley, Peterborough	PE7 3NG	Semi Detached House	2	1055	£850	£196	Let Agreed	Jul-21	2 bed. open plan living/kitchen/dining, family bathroom with shower, rear garden area and parking for two cars. under floor heating throughout.
17 Flora Close, Peterborough	PE2 8GY	Terraced House	1		£650	£150	Let Agreed	Apr-21	1 bed. open plan living area, kitchen, lounge area, downstairs w.c, under stairs cupboard, bathroom with shower over bath.
10 Poppy Close, Yaxley, Peterborough	PE7 3FA	Semi Detached House	2		£725	£167	Let Agreed	Mar-21	2 bed. entrance hall, cloakroom/wc, kitchen, lounge/diner, family bathroom. garage and parking.
6 Elena Road, Peterborough	PE2 8FJ	Mid Terrace House	1	624	£625	£144	Let Agreed	Oct-20	1 bed. allocated parking, open plan living, lounge area, cloakroom, family bathroom.
40 Hoylake Drive, Farcet, Peterborough	PE7 3BE	Semi Detached House	1	517	£625	£144	Let Agreed	May-21	1 bed. kitchen, lounge, bedroom and bathroom.
45 Clovelly Drive, Hampton Gardens, Peterborough	PE7 8PZ	End Terrace House	2		£820	£189	Let Agreed	Apr-21	2 bed. open plan lounge/kitchen, downstairs wc, family bathroom.
40 Fairhaven, Hampton Gardens, Peterborough	PE7 8RF	Semi Detached House	2	753	£875	£202	Let Agreed	Nov-20	2 bed. entrance hall, wc, lounge and kitchen/diner, driveway for up to three cars.
34 Neptune Close, Peterborough	PE2 8GL	End Terrace House	1	624	£625	£144	Let Agreed	Apr-21	1 bed. open plan lounge/kitchen/diner, shared garden with off road parking.
4 Hercules Way, Peterborough	PE2 8FQ	Mid Terrace House	1	603	£625	£144	Let Agreed	Sep-20	1 bed. open plan lounge/kitchen area, downstairs wc, double bedroom with en-suite bathroom and an allocated parking space.
43 Aqua Drive, Hampton Water, Peterborough	PE7 8QL	Semi Detached House	2		£895	£207	Let Agreed	Apr-21	2 bed. entrance hallway, downstairs cloakroom, open plan lounge/kitchen, family bathroom, parking to the rear of the property for 2 cars.

Scheme	2350G
Total number of units	20
Unit Types	Houses only

Archetype	2350G - 1-bed - MT	2350G - 1-bed - SD	2350G - 2-bed - EOT	2350G - 2-bed - MT	2350G - 2-bed - SD
Average VP Value	£ 160,000	£ 160,000	£ 200,000	£ 199,286	£ 207,500
Average Market Rent	£ 600	£ 613	£ 800	£ 811	£ 825
Average Unit Size	505	506	679	691	678
Average £ psf	£317	£316	£295	£288	£306

Rental Comparables - Rightmove / Agent
Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
204 Apollo Avenue, Peterborough	PE2 8LA	Terraced House	1		£625	£144	Let Agreed	Jul-21	1 bed.
47 Lornas Field, Hampton Hargate, Peterborough	PE7 8AY	Semi Detached House	2	721	£825	£190	Let Agreed	Aug-21
2 bed. cul-de-sac. entrance hallway, kitchen, living/dining room with french doors out into the garden, family bathroom, garden with patio area and access to the front, off-street parking and detached single garage.

(Address Matched Only By Postcode) 5,Kew House, Church Street, Stangroun	PE2 8GH	Detached House	1		£675	£156	Let Agreed	Feb-21	1 bed. entrance hall, bathroom with shower over bath, open plan kitchen/living area, secure allocated parking and private roof terrace.
24 Clovelly Drive, Hampton Gardens, Peterborough	PE7 8PZ	Detached House	2		£875	£202	Let Agreed	Apr-21	2 bed. entrance hall, cloakroom, open plan kitchen/diner and lounge, family bathroom, driveway, off road parking and enclosed rear garden.

Scheme	258A
Total number of units	7
Unit Types	Houses and Apartments

Archetype	258A - 1-bed - Flat	258A - 2-bed - Flat	258A - 2-bed - MT	258A - 3-bed - EOT
Average VP Value	£ 190,000	£ 220,000	£ 250,000	£ 260,000
Average Market Rent	£ 575	£ 800	£ 850	£ 900
Average Unit Size	538	721	818	893
Average £ psf	£353	£305	£306	£291

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) -,Riverside Close, Bridgwate	TA6 3PP	- Flat	1		£595	£137	Let Agreed	Jun-21	1 bed. reception room, kitchen, bathroom, and allocated parking.
16 Balmoral Drive, Bridgwater, Somerset	TA6 4GL	End Terrace House	2	872	£750	£173	Let Agreed	Apr-21	2 bed. cul-de-sac. entrance hallway, downstairs cloakroom, kitchen, lounge/diner, master with en suite, family bathroom, garden with shed, off road parking for two cars.
Flat 3, 6 Church Street, Bridgwater, Somerset	TA6 5AS	- Flat	1		£525	£121	Let Agreed	Aug-21	1 bed. second floor. kitchen, living room, and shower room/wc. no parking.
(Address Matched Only By Postcode) -,Brigg Close, Bridgwater, Bridgwate	TA6 3SH	End Terrace House	2		£795	£183	Let Agreed	May-21	2 bed. family bathroom, cloakroom, reception room and kitchen/diner, rear garden and garage.
(Address Matched Only By Postcode) -,Hamilton Drive , Bridgwate	TA6 4WP	End Terrace House	3		£825	£190	Let Agreed	Nov-20	3 bed. dining room, cloakroom, kitchen/breakfast room, master en-suite, living room, and a family bathroom, rear garden and allocated parking for 2 cars.
(Address Matched Only By Postcode) -,Riverside Close , Bridgwate	TA6 3PP	- Flat	1		£595	£137	Let Agreed	Jun-21	1 bed. reception room, kitchen and bathroom. one allocated parking space.
20 Emerald Way, Bridgwater, Somerset	TA6 4GY	- Flat	2		£775	£179	Let Agreed	Jul-21	2 bed. open plan lounge/diner/kitchen and bathroom. garage and parking.
(Address Matched Only By Postcode) -,Standish Street, Bridgwate	TA6 3HQ	- Flat	2		£775	£179	Let Agreed	Aug-21	2 bed. lounge/diner, kitchen and a bathroom, garage and allocated parking.
(Address Matched Only By Postcode) -,Coral Avenue, Bridgwater	TA6 4YW	Terraced House	2		£750	£173	Let Agreed	Mar-21	2 bed. family bathroom, kitchen, reception/dining room, cloakroom, parking for 2 cars and a rear garden.
(Address Matched Only By Postcode) -,Balmoral Drive, Bridgwate	TA6 4GL	End Terrace House	2		£725	£167	Let Agreed	Dec-20	2 bed. master en-suite and separate family bathroom, lounge/dining room, kitchen and cloakroom, garden and allocated parking space.
12 Janson Close, Bridgwater, Somerset	TA6 4XX	Mid Terrace House	2	689	£675	£156		Jul-20	2 bed. cul-de-sac. open plan lounge, kitchen, family bathroom and on street parking.
(Address Matched Only By Postcode) -,Kings Drive, Bridgwate	TA6 4FP	Terraced House	2		£850	£196	Let Agreed	Aug-21	2 bed. reception room, kitchen, downstairs w/c and a family bathroom, garden and 2 allocated parking spaces.
(Address Matched Only By Postcode) -,Viscount Square, Bridgwater, Bridgwate	TA6 3TZ	- Flat	2		£775	£179	Let Agreed	Jul-21	2 bed. entrance hallway, storage cupboards, family bathroom, lounge/diner, kitchen, garage and parking for 1 car in front of garage.

Scheme	258A
Total number of units	7
Unit Types	Houses and Apartments

Archetype	258A - 1-bed - Flat	258A - 2-bed - Flat	258A - 2-bed - MT	258A - 3-bed - EOT
Average VP Value	£ 190,000	£ 220,000	£ 250,000	£ 260,000
Average Market Rent	£ 575	£ 800	£ 850	£ 900
Average Unit Size	538	721	818	893
Average £ psf	£353	£305	£306	£291

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
29 Imperial Way, Bridgwater, Somerset	TA6 4FH	- Flat	2	818	£795	£183	Let Agreed	Jul-21	2 bed. entrance hall, garage, living room, juliet balcony, kitchen, family bathroom with bath and shower over.
(Address Matched Only By Postcode) -,Kings Drive, Bridgwate	TA6 4FP	Terraced House	3		£875	£202	Let Agreed	May-21	3 bed. reception room, kitchen, family bathroom with cloakroom downstairs, garage and garden.
32 Viscount Square, Bridgwater, Somerset	TA6 3TZ	Mid Terrace House	2	818	£650	£150		Apr-21	2 bed. en-suites, garage, entrance hallway, cloakroom, living room, kitchen, ensuite and separate family bathroom, and enclosed rear garden with a pathway leading out to the garage.
16 Kings Drive, Bridgwater, Somerset	TA6 4FP	Terraced House	3		£800	£185	Let Agreed	Jan-21	3 bed. entrance hall, downstairs wc, lounge, kitchen, and family bathroom, and enclosed rear garden with shed and allocated parking for two cars.
28 Adscombe Avenue, Bridgwater, Somerset	TA6 4NH	Mid Terrace House	3	1012	£725	£167	Let Agreed	Apr-21	3 bed. lounge, understairs storage, conservatory, kitchen, rear garden, family bathroom, driveway for approximately three vehicles.
(Address Matched Only By Postcode) -,Kings Walk, Bridgwate	TA6 4FR	End Terrace House	2		£795	£183	Let Agreed	Jun-21	2 bed. en-suite shower room and bathroom, kitchen, reception/dining room, cloakroom, with parking for 2 cars and garden.
(Address Matched Only By Postcode) -,Regal Walk , Bridgwate	TA6 4FL	End Terrace House	2		£725	£167	Let Agreed	Feb-21	2 bed. open plan kitchen/lounge, wc, french doors into the rear garden, allocated parking.
(Address Matched Only By Postcode) -,Bath Road , Bridgwate	TA6 4PQ	End Terrace House	2		£775	£179	Let Agreed	Jul-21	2 bed. kitchen/diner, reception room, bathroom, allocated parking and courtyard patio area.
2 Church Street, Bridgwater, Somerset	TA6 5AS	Mid Terrace House	3		£750	£173	Let Agreed	Jan-21	3 bed. kitchen, lounge/diner, courtyard garden and garage. off road parking.

Scheme	377B
Total number of units	12
Unit Types	Houses and Apartments

Archetype	377B - 2-bed - EOT	377B - 2-bed - Maisonette	377B - 2-bed - MT	377B - 3-bed - EOT
Average VP Value	£ 233,333	£ 230,000	£ 255,000	£ 316,667
Average Market Rent	£ 872	£ 850	£ 915	£ 1,100
Average Unit Size	735	760	866	912
Average £ psf	£317	£303	£295	£347

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
10 Print Works Close, Brackley, Northamptonshire	NN13 6QN	Terraced House	2		£895	£207	Let Agreed	May-21	2 bed. cloakroom, open plan lounge/kitchen, family bathroom, carport for 1 car.
18 Brewin Close, Brackley, Northamptonshire	NN13 6NX	Detached House	3	1130	£1,150	£265	Let Agreed	Jun-21
3 bed. driveway parking, reception rooms, enclosed garden. entrance hall, living room, dining/reception room, kitchen, utility room, cloakroom, master with ensuite, separate family bathroom, double width driveway, off road parking and rear garden.

74 Poppyfields Way, Brackley, Northamptonshire	NN13 6GB	- House	2	872	£800	£185	Let Agreed	Feb-21	2 bed. entrance hallway, living area, open-plan kitchen, family bathroom with shower over bath.
155 Foxhills Way, Brackley, Northamptonshire	NN13 6QW	Semi Detached House	3		£1,250	£288	Let Agreed	Jul-21	3 bed. entrance hall, cloakroom, living room, kitchen/dining room, en-suite shower to master bedroom, separate family bathroom. there is off road parking to the side and a rear garden.
16 Dumas Cul-De-Sac, Brackley, Northamptonshire	NN13 6LL	Semi Detached House	2	850	£900	£208	Let Agreed	Sep-20	2 bed. open-plan kitchen lounge, enclosed rear garden, family bathroom and driveway. cul-de-sac.
21 Kingfisher Road, Brackley, Northamptonshire	NN13 6PP	Detached House	3	1389	£1,300	£300	Let Agreed	Oct-20	3 bed. kitchen/diner, lounge, conservatory, rear garden, ensuite, study, family bathroom with shower over bath. rear garden with shed and garage. allocated parking.
121 Banbury Road, Brackley, Northamptonshire	NN13 6AZ	Terraced House	2	1066	£1,000	£231	Let Agreed	Oct-20	2 bed. open plan kitchen/dining room, garage, entrance hall, sitting room, cloakroom, family bathroom, garage and rear garden.
5 Poppyfields Way, Brackley, Northamptonshire	NN13 6GA	Detached House	3		£1,200	£277	Let Agreed	Oct-20	3 bed. living room, kitchen, conservatory, master with en suite, family bathroom. garage and allocated parking.
2 Antelope Hill Mews, Brackley, Northamptonshire	NN13 7FJ	- House	2		£900	£208	Let Agreed	Apr-21	2 bed. entrance hall, lounge/kitchen, utility cupboard, downstaris w/c.
22 Cygnus Way, Brackley, Northamptonshire	NN13 6GF	Detached House	3		£1,295	£299	Let Agreed	Mar-21
3 bed. entrance hall, downstairs cloakroom, kitchen/ dining room, master bedroom with en-suite shower room, family bathroom with mixer tap shower over bath. enclosed rear garden with shed, garage with driveway parking for one car.

3 Newbery Drive, Brackley, Northamptonshire	NN13 6NN	Semi Detached House	2		£850	£196	Let Agreed	Nov-20	2 bed. entrance hall, living room, kitchen, family bathroom, driveway with single garage. rear garden.
6 Laws Croft, Brackley, Northamptonshire	NN13 6HJ	Semi Detached House	2	764	£875	£202	Let Agreed	Oct-20
2 bed. cul-de-sac. entrance hall, lounge, under stairs storage cupboard, family bathroom with shower over bath, kitchen, conservatory, french doors leading to rear garden. off-road parking for two cars.

(Address Matched Only By Postcode) Wren Close,Wren Close, Brackley, Nn1	NN13 6QJ	End Terrace House	3		£1,100	£254		Feb-21	3 bed. entrance hall, cloakroom, living room, master with ensuite, family bathroom, french doors to the garden. garage, rear garden, and parking for 2 vehicles.

Scheme	377B
Total number of units	12
Unit Types	Houses and Apartments

Archetype	377B - 2-bed - EOT	377B - 2-bed - Maisonette	377B - 2-bed - MT	377B - 3-bed - EOT
Average VP Value	£ 233,333	£ 230,000	£ 255,000	£ 316,667
Average Market Rent	£ 872	£ 850	£ 915	£ 1,100
Average Unit Size	735	760	866	912
Average £ psf	£317	£303	£295	£347

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
2 Windsor Drive, Brackley, Northamptonshire	NN13 6JL	Semi Detached House	2		£825	£190	Let Agreed	Apr-21	2 bed. driveway parking and an enclosed rear garden. entrance hall, living room, kitchen/dining room, family bathroom, rear garden and driveway providing off road parking.
87 Foxhills Way, Brackley, Northamptonshire	NN13 6QW	Mid Terrace House	2	797	£875	£202	Let Agreed	Jul-21	2 bed. entrance hall, cloakroom, living room, kitchen, family bathroom with a shower over the bath. rear garden with shed and two parking spaces.
(Address Matched Only By Postcode) Lyra Way,Lyra Way, Brackley, Nn1	NN13 6QP	Terraced House	2		£900	£208		Mar-21
2 bed. entrance hall, open plan kitchen, living room, with double doors leading onto the garden. the ground floor also features a two piece cloakroom suite and storage cupboard. upstairs there are two double bedrooms and family bathroom suite. outside there is a rear garden and oof road parking for 2 cars.

Scheme	500A
Total number of units	3
Unit Types	Houses only

Archetype	500A - 2-bed - D	500A - 3-bed - SD
Average VP Value	£ 290,000	£ 335,000
Average Market Rent	£ 950	£ 1,300
Average Unit Size	777	954
Average £ psf	£373	£351

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
28 Waterloo Road, Leighton Buzzard, Bedfordshire	LU7 2NS	Mid Terrace House	2	969	£1,100	£254	Let Agreed	Apr-21	2 bed. entrance hall, lounge, separate dining room, kitchen, and a family bathroom with separate shower. allocated parking and an enclosed rear garden.
32 Roundel Drive, Leighton Buzzard, Bedfordshire	LU7 4YL	End Terrace House	3	893	£1,200	£277	Let Agreed	May-21	3 bed. cul-de sac. rear garden with a garage and parking. entrance hallway, living room, kitchen/diner, family bathroom, master with en-suite.
35 Kestrel Way, Leighton Buzzard, Bedfordshire	LU7 4AX	Semi Detached House	3		£1,350	£312	Let Agreed	Apr-21
3 bed. garage and off street parking, conservatory, master ensuite, entrance hallway with wooden flooring, cloakroom, spacious lounge with window to side, carpeted flooring, modern kitchen with breakfast bar, dishwasher, fridge-freezer and washing machine. conservatory with access to decked area and garden, three bedrooms, master with large en-suite, family bathroom. front garden. garage and driveway to the side for up to 3 vehicles. available now while every reasonable effort is made to ensure the accuracy of descriptions and content, we should make you aware of the following guidance or limitations.

(1) money laundering regulations – prospective tenants will be asked to produce identification documentation during the referencing process and we would ask for your co-operation in order that there will be no delay in agreeing a tenancy.

(2) these particulars do not constitute part or all of an offer or contract.

(3) the text, photographs and plans are for guidance only and are not necessarily comprehensive.

(4) measurements: these approximate room sizes are only intended as general guidance. you must verify the dimensions carefully to satisfy yourself of their accuracy.

(5) you should make your own enquiries regarding the property, particularly in respect of furnishings to be included/excluded and what parking facilities are available.

(6) before you enter into any tenancy for one of the advertised properties, the condition and contents of the property will normally be set out in a tenancy agreement and inventory. please make sure you carefully read and agree with the tenancy agreement and any inventory provided before signing these documents.

37 Old Road, Leighton Buzzard, Bedfordshire	LU7 2RB	Terraced House	2	624	£925	£213	Let Agreed	Jun-21	2 bed. entrance hall, kitchen, lounge, family bathroom.
21 Turnham Drive, Leighton Buzzard, Bedfordshire	LU7 4RS	Terraced House	2	1270	£850	£196	Let Agreed	May-21	2 bed. lounge, kitchen, downstairs wc/cloakroom, separate family bathroom and a rear garden. parking to the rear.

Scheme	500B
Total number of units	4
Unit Types	Houses only

Archetype	500B - 2-bed - D	500B - 2-bed - SD
Average VP Value	£ 310,000	£ 305,000
Average Market Rent	£ 975	£ 950
Average Unit Size	808	808
Average £ psf	£384	£377

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
27 Queen Street, Leighton Buzzard, Bedfordshire	LU7 1BZ	Detached House	1		£500	£115	Let Agreed	Mar-21	1 bed.
27 Queen Street, Leighton Buzzard, Bedfordshire	LU7 1BZ	Detached House	1		£550	£127	Let Agreed	Dec-20	1 bed.
21 Reeve Close, Leighton Buzzard, Bedfordshire	LU7 4RX	- Flat	2		£825	£190	Let Agreed	Mar-21	2 bed. living area, kitchen, family bathroom.
(Address Matched Only By Postcode) Town Centre,Town Centr	LU7 1RX	- Flat	2		£850	£196	Let Agreed	Mar-21	2 bed. one allocated parking space. kitchen, family bathroom.
(Address Matched Only By Postcode) Town Centre,Town Centr	LU7 1RX	- Flat	2		£850	£196	Let Agreed	Apr-21	2 bed. one allocated parking space. kitchen, family bathroom. secure parking for one car to the rear.
(Address Matched Only By Postcode) Townbridge Mill,Townbridge Mil	LU7 1LH	- Flat	1		£725	£167	Let Agreed	Jul-21	1 bed. first floor. kitchen, family bathroom, juliet balcony, permit parking only.
(Address Matched Only By Postcode) Town Centre,Town Centr	LU7 1WB	- Flat	2		£935	£216	Let Agreed	Jun-21	2 bed. secure intercom system. one allocated parking space. entrance hall, kitchen, lounge/diner, master with en-suite shower room, family bathroom.
Flat 99, Town Bridge Mill, Leighton Road, Leighton Buzzard, Bedfordshire	LU7 1LH	- Flat	1		£750	£173	Let Agreed	Mar-21
1 bed. ground floor. secure communal entrance, entrance hallway, double bedroom, open plan living area, patio doors leading to the communal gardens, kitchen and family bathroom. off street parking and underfloor heating.

54 Eagle Close, Leighton Buzzard, Bedfordshire	LU7 4AT	Purpose Built Flat	2	484	£800	£185		Feb-21	2 bed. first floor. entrance hallway, open plan lounge kitchen area, family bathroom with shower over the bath. allocated parking.

Scheme	582B
Total number of units	7
Unit Types	Houses and Apartments

Archetype	582B - 1-bed - Flat	582B - 2-bed - MT
Average VP Value	£ 195,000	£ 310,000
Average Market Rent	£ 725	£ 875
Average Unit Size	495	850
Average £ psf	£394	£365

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
8 Marlborough Place, Banbury, Oxfordshire	OX16 5DA	Mid Terrace House	2	1033	£825	£190	Let Agreed	Mar-21	2 bed. family bathroom with bath and overhead shower, rear garden.
113 Marshall Road, Banbury, Oxfordshire	OX16 4QS	Purpose Built Flat	1	560	£695	£160	Let Agreed	Sep-20	1 bed. top floor.
36 Waltham Gardens, Banbury, Oxfordshire	OX16 4FD	Mid Terrace House	2	678	£850	£196	Let Agreed	Nov-20	2 bed. entrance hallway, kitchen, lounge/dining room, two double bedrooms, bathroom, gardens to front and rear, parking.
43 Hobby Road, Bodicote, Banbury, Oxfordshire	OX15 4GH	Mid Terrace House	2	797	£950	£219		Oct-20	1 bed. family bathroom, sitting room, french doors, kitchen, enclosed rear garden. single garage with parking in front.
18 Verney Road, Banbury, Oxfordshire	OX16 4QW	End Terrace House	2	840	£925	£213	Let Agreed	Aug-21	2 bed. entrance hall, kitchen, lounge, french doors leading to garde, cloakroom, master bedroom with ensuite, separate family bathroom, rear garden and single garage.
33 Brunswick Place, Banbury, Oxfordshire	OX16 3RL	End Terrace House	2		£825	£190	Let Agreed	Jun-21	2 bed. entrance hall, living room, kitchen/dining room, family bathroom, enclosed rear garden.
38 Swift Drive, Bodicote, Banbury, Oxfordshire	OX15 4GQ	Terraced House	2		£850	£196		May-20	2 bed. kitchen, sitting room/dining, family bathroom.
Flat 10, Canalside House, Tramway Road, Banbury, Oxfordshire	OX16 5BG	Purpose Built Flat	1	570	£675	£156	Let Agreed	Jul-20	1 bed. open plan kitchen, living room, family bathroom, secure gated parking and 2 allocated car parking spaces.
60 Verney Road, Banbury, Oxfordshire	OX16 4QW	Purpose Built Flat	1	388	£650	£150	Let Agreed	Dec-20	1 bed. entrance hall, living and kitchen area, double bedroom and bathroom with shower over the bath.
136 Alma Road, Banbury, Oxfordshire	OX16 4RQ	Purpose Built Flat	1	366	£700	£162	Let Agreed	Apr-21	1 bed.
Flat 6, Canalside House, Tramway Road, Banbury, Oxfordshire	OX16 5BG	- Flat	1		£760	£175	Let Agreed	Nov-20	1 bed. secure allocated parking space, open plan kitchen/diner/lounge, and family bathroom with shower over the bath. allocated parking.
(Address Matched Only By Postcode) 10 Waltham Gardens,Waltham Gardens, Banbury, Oxo	OX16 4FD	End Terrace House	2		£825	£190	Let Agreed	Jul-20	2 bed. off street parking. entrance hall, understairs shelving, kitchen, sitting room, family bathroom, and enclosed rear garden. driveway parking for one car and additional visitor parking
25 Chandos Close, Banbury, Oxfordshire	OX16 4TL	- Flat	1		£710	£164	Let Agreed	Dec-20	1 bed. entrance hall, family bathroom, w/c., lounge/diner, single garage and off road parking to the front.

Scheme	582B
Total number of units	7
Unit Types	Houses and Apartments

Archetype	582B - 1-bed - Flat	582B - 2-bed - MT
Average VP Value	£ 195,000	£ 310,000
Average Market Rent	£ 725	£ 875
Average Unit Size	495	850
Average £ psf	£394	£365

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
144 Alma Road, Banbury, Oxfordshire	OX16 4RQ	Purpose Built Flat	1	463	£750	£173	Let Agreed	Jun-21	1 bed. balcony.
29 Waterloo Drive, Banbury, Oxfordshire	OX16 3QN	Terraced House	2		£850	£196	Let Agreed	Mar-21	2 bed.
45 Songthrush Road, Bodicote, Banbury, Oxfordshire	OX15 4GL	Terraced House	2		£925	£213	Let Agreed	Feb-21	2 bed. open plan living area, kitchen, downstairs wc, family bathroom. outside there is a fully enclosed garden and allocated parking.
83 Marshall Road, Banbury, Oxfordshire	OX16 4QR	Purpose Built Flat	1	570	£750	£173	Let Agreed	Feb-21	1 bed.
50 Marshall Road, Banbury, Oxfordshire	OX16 4QR	Purpose Built Flat	1	560	£775	£179	Let Agreed	Jun-21	1 bed.
(Address Matched Only By Postcode) 4,Banbur	OX16 5AH	Terraced House	2		£875	£202		Jul-21	2 bed. terrace house. entrance hallway, lounge, cloakroom, kitchen, family bathroom, rear garden, parking.
10 Robins Way, Bodicote, Banbury, Oxfordshire	OX15 4GD	Mid Terrace House	2	775	£995	£230	Let Agreed	Aug-21	2 bed. entrance hall, kitchen, cloakroom, lounge, garden.
51 Hobby Road, Bodicote, Banbury, Oxfordshire	OX15 4GH	Terraced House	2		£995	£230	Let Agreed	Aug-21	2 bed. entrance hall, downstairs cloakroom, kitchen, living room, french doors giving access to enclosed rear garden.
61 Marshall Road, Banbury, Oxfordshire	OX16 4QR	Purpose Built Flat	1	517	£775	£179	Let Agreed	Aug-21	1 bed.

Scheme	634EG
Total number of units	6
Unit Types	Houses only

Archetype	634EG - 2-bed - MT	634EG - 3-bed - EOT	634EG - 3-bed - SD
Average VP Value	£ 220,000	£ 270,000	£ 280,000
Average Market Rent	£ 825	£ 1,000	£ 1,050
Average Unit Size	741	884	925
Average £ psf	£297	£306	£303

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) Willow Road,Kings Stanle	GL10 3HS	Semi Detached House	2		£850	£196	Let Agreed	Jun-21	2 bed. lounge, kitchen, bathroom with wc, courtyard garden and one parking space.
16 Lyndon Morgan Way, Leonard Stanley, Stonehouse, Gloucestershire	GL10 3GG	Semi Detached House	3		£995	£230	Let Agreed	Aug-21	3 bed. entrance hall, downstairs w/c, kitchen, living room, enclosed rear garden, en-suite shower room to master, family bathroom. off road parking available for 2 cars.
(Address Matched Only By Postcode) 14 Duxbury Close,Duxbury Close, Great Oldbury, Stonehouse, Gloucestershire, Gl1	GL10 3FF	Semi Detached House	3		£950	£219	Let Agreed	Oct-20	3 bed. kitchen/dining room, sitting room, cloakroom.
6 Baytree Square North, Stroud, Gloucestershire	GL5 3AE	Semi Detached House	2		£750	£173		Mar-21	2 bed. entrance hall, downstairs w/c, storage cupboard, kitchen, living room with dining area, en-suite shower room to master and family bathroom. allocated parking and garden space.
3 Deacons Close, Kings Stanley, Stonehouse, Gloucestershire	GL10 3GA	Terraced House	3		£1,200	£277	Let Agreed	Mar-21	3 bed. cul-de-sac. entrance hallway, w.c., open plan kitchen/living/dining room, family bathroom with bath and separate shower, rear garden and one allocated parking place.
11 Springfield Court, Stonehouse, Gloucestershire	GL10 2JF	Mid Terrace House	3	1249	£995	£230		Aug-21	3 bed. kitchen, living/dining room, en-suite to master and family bathroom. rear garden with driveway.
89 The Bassetts, Stroud, Gloucestershire	GL5 4SL	Mid Terrace House	2	678	£825	£190		Mar-21	2 bed. lounge, cloakroom, open plan kitchen, utility, family bathroom with shower over bath and off road parking for 2 cars.
4, Elm Terrace, Foxmoor Lane, Ebley, Stroud, Gloucestershire	GL5 4QH	Semi Detached House	3		£925	£213	Let Agreed	Feb-21	3 bed. open plan living area, dining area, kitchen, two double bedrooms, one single bedroom which would make a great home office, bathroom with shower over. parking for 2 cars.
Pound Orchard, St. Cyrils Road, Stonehouse, Gloucestershire	GL10 2QG	Semi Detached House	3	1292	£925	£213	Let Agreed	Apr-21	3 bed. off road parking, garden, living/dining, kitchen, utility, family bathroom.
56 Home Orchard, Ebley, Stroud, Gloucestershire	GL5 4TT	Semi Detached House	3	1259	£1,100	£254	Let Agreed	Feb-21
3 bed. off road parking and garage, entrance hall, downstairs w/c, living room with under stairs cupboard, kitchen, en-suite shower room, family bathroom with shower over. off road parking for two vehicles, garage and garden to the rear.

44 Ebley Road, Stonehouse, Gloucestershire	GL10 2LQ	Semi Detached House	3		£975	£225	Let Agreed	Jul-21
3 bed. entrance hall, downstairs w/c, kitchen with dining area, living room with patio doors, family bathroom with shower over, two double bedrooms with an en-suite shower room to the master and a single bedroom.

29 Uptons Garden, Whitminster, Gloucester	GL2 7LP	End Terrace House	2	883	£795	£183	Let Agreed	Feb-21	2 bed. cul de sac. entrance hall, downstairs wc, kitchen, family bathroom with shower over bath. enclosed patio garden with shed and off street parking.
(Address Matched Only By Postcode) 2 Renard Rise,Renard Rise, Stonehouse, Gloucestershire, Gl1	GL10 2BS	Semi Detached House	3		£895	£207	Let Agreed	Nov-20	3 bed. entrance hall, cloak room, toilet, sitting room, kitchen / diner, family bathroom, master with en-suite shower room. enclosed garden, parking and a garage.

Scheme	634EG
Total number of units	6
Unit Types	Houses only

Archetype	634EG - 2-bed - MT	634EG - 3-bed - EOT	634EG - 3-bed - SD
Average VP Value	£ 220,000	£ 270,000	£ 280,000
Average Market Rent	£ 825	£ 1,000	£ 1,050
Average Unit Size	741	884	925
Average £ psf	£297	£306	£303

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
5 Etheldene Road, Cashes Green, Stroud, Gloucestershire	GL5 4RF	Semi Detached House	2	915	£850	£196	Let Agreed	Mar-21	2 bed. entrance porch, living room, dining room, kitchen, family bathroom, rear garden.
31 Court View, Stonehouse, Gloucestershire	GL10 3PJ	Detached House	3		£995	£230	Let Agreed	Apr-21	3 bed. living room, dining room/office, kitchen, wc, utility, en-suite to master bedroom and the family bathroom. enclosed rear garden, garage and driveway.
22 Duxbury Close, Great Oldbury, Stonehouse, Gloucestershire	GL10 3FF	Terraced House	3		£950	£219	Let Agreed	Jan-21	3 bed. living room, open plan kitchen-diner, downstairs wc, master with en-suite, family bathroom, enclosed rear garden, garage and off road parking.

Scheme	788B
Total number of units	20
Unit Types	Flats only

Archetype	788B - 1-bed - Flat	788B - 2-bed - Flat
Average VP Value	£ 210,000	£ 240,000
Average Market Rent	£ 825	£ 939
Average Unit Size	484	650
Average £ psf	£434	£369

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
(Address Matched Only By Postcode) Flat 12 Treasury Court 59,Watertower Way, Basingstok	RG24 9QB	- Flat	2		£1,100	£254	Let Agreed	Sep-20	2 bed. duplex style apartment. two allocated parking spaces.
Flat 5, Beech Court, Park Prewett Road, Basingstoke, Hampshire	RG24 9ND	- Flat	1	624	£825	£190	Let Agreed	Dec-18	1 bed. ground floor. living/kitchen/dining area.
(Address Matched Only By Postcode) Hollies Court,Hollies Court, Limes Par	RG24 9RJ	- Flat	2		£850	£196	Let Agreed	Aug-20	2 bed. kitchen and allocated parking.
(Address Matched Only By Postcode) D 2 ,Watertower Way, Basingstoke, Rg2	RG24 9RF	- Flat	1		£825	£190	Let Agreed	Apr-21	1 bed. en-suite bathroom, open plan lounge/diner, kitchen. allocated parking, secure entry system.
(Address Matched Only By Postcode) 8 Treasury Court 59,Watertower Way, Basingstok	RG24 9QB	- Flat	2		£1,000	£231	Let Agreed	Nov-20	2 bed. duplex apartment. open plan living area.
Flat 5, Darley House, Rooksdown Avenue, Basingstoke, Hampshire	RG24 9NR	- Flat	1		£795	£183	Let Agreed	Apr-21	1 bed. ground floor. one allocated parking space.
Flat 4, Cherrydene House, 51A Park Prewett Road, Basingstoke, Hampshire	RG24 9RG	- Flat	2		£950	£219	Let Agreed	Jul-20	2 bed. top floor. new build. master with ensuite, allocated parking, open plan living.
18, Treasury Court, 59 Watertower Way, Basingstoke, Hampshire	RG24 9QB	- Flat	1		£850	£196	Let Agreed	Jul-21	1 bed. open plan living/kitchen area, allocated parking.
1 Hollies Court, Basingstoke, Hampshire	RG24 9RJ	- Flat	2		£900	£208	Let Agreed	Aug-20	2 bed. ground floor. kitchen, en-suite to master, balcony, allocated parking.
Flat 15, Beech Court, Park Prewett Road, Basingstoke, Hampshire	RG24 9ND	- Flat	1		£800	£185	Let Agreed	Jun-20	1 bed. top floor. living/kitchen/dining area, family bathroom, one allocated parking space.
(Address Matched Only By Postcode) Flat 13 Treasury Court 59,Watertower Way, Basingstok	RG24 9QB	- Flat	2		£1,000	£231	Let Agreed	Oct-20	2 bed. duplex apartment, two allocated parking spaces.
(Address Matched Only By Postcode) 2A The Watertower ,Watertower Way, Basingstoke, Rg2	RG24 9RF	- Flat	2		£950	£219	Let Agreed	Feb-21	2 bed. entrance hall, open plan lounge/kitchen area, enclosed garden, family bathroom, allocated parking space.
Flat 1, Beech Court, Park Prewett Road, Basingstoke, Hampshire	RG24 9ND	- Flat	1		£800	£185	Let Agreed	Aug-21	1 bed. ground floor. kitchen, bathroom, french doors, communal gardens.

Scheme	788B
Total number of units	20
Unit Types	Flats only

Archetype	788B - 1-bed - Flat	788B - 2-bed - Flat
Average VP Value	£ 210,000	£ 240,000
Average Market Rent	£ 825	£ 939
Average Unit Size	484	650
Average £ psf	£434	£369

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
28 Hollies Court, Basingstoke, Hampshire	RG24 9RJ	- Flat	2		£975	£225	Let Agreed	Apr-21	2 bed. en-suite to the master bedroom, kitchen, family bathroom, allocated parking for one car and visitor parking.

Scheme	807C
Total number of units	6
Unit Types	Flats only

Archetype	807C - 1-bed - Flat
Average VP Value	£ 190,000
Average Market Rent	£ 695
Average Unit Size	540
Average £ psf	£352

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
9A Woodford Road, Bramhall, Stockport, Cheshire	SK7 1JN	- Flat	1		£650	£150	Let Agreed	Jun-21	1 bed. first floor. entrance hallway, lounge, kitchen, family bathroom with shower.
(Address Matched Only By Postcode) A3 Woodview,Woodview, First Avenue, Poynto	SK12 1BF	- Flat	1		£650	£150	Let Agreed	Jun-21	1 bed. open plan living room/kitchen, bathroom and allocated parking.
8 Longden Court, Bramhall, Stockport, Cheshire	SK7 1SZ	- Flat	1		£675	£156	Let Agreed	Mar-21	1 bed. top floor. living room, kitchen, bathroom, allocated parking space.
Apartment 6, The Courtyard, 34A Park Lane, Poynton, Stockport, Cheshire	SK12 1RE	- Flat	1		£750	£173	Let Agreed	Aug-20	1 bed. ground floor. living/dining kitchen, shower room, secure cycle store.
2 Longden Court, Bramhall, Stockport, Cheshire	SK7 1SZ	- Flat	1	603	£695	£160		Jan-21
1 bed. ground floor. allocated parking, communal gardens. entrance hall, living kitchen, living/dining area, sliding doors opening onto a patio area and communal gardens, family bathroom, allocated parking space and access to communal gardens.

6 Longden Court, Bramhall, Stockport, Cheshire	SK7 1SZ	Purpose Built Flat	1	484	£625	£144		May-20	1 bed. living room, patio doors to communal garden and bathroom/wc with shower.
2 Longden Court, Bramhall, Stockport, Cheshire	SK7 1SZ	- Flat	1		£650	£150		May-21	1 bed. allocated parking space. ground floor. living room, kitchen, and bathroom.
(Address Matched Only By Postcode) A5 Woodview,Woodview, First Avenue, Poynto	SK12 1BF	- Flat	1		£725	£167	Let Agreed	Sep-20	1 bed. open plan living/kitchen, french doors to a juliet balcony and bathroom. allocated parking is a secure gated car park.
1 Longden Court, Bramhall, Stockport, Cheshire	SK7 1SZ	- Flat	1		£625	£144	Let Agreed	Apr-21	1 bed.
(Address Matched Only By Postcode) Flat 2,Chester Road, Woodfor	SK7 1QP	- Flat	1		£695	£160	Let Agreed	Jul-20	1 bed.
(Address Matched Only By Postcode) Woodview,First Avenue, Poynton, Stockport, Sk1	SK12 1BF	- Flat	1		£675	£156	Let Agreed	Aug-20	1 bed. second floor. entrance hall, lounge with juliet balcony, dining/kitchen area, shower room.

Scheme	866B
Total number of units	2
Unit Types	Houses only

Archetype	866B - 2-bed - EOT	866B - 2-bed - MT
Average VP Value	£ 325,000	£ 320,000
Average Market Rent	£ 1,200	£ 1,200
Average Unit Size	1000	1000
Average £ psf	£325	£320

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
43 Battalion Way, Thatcham, Berkshire	RG19 4RN	Semi Detached House	2	861	£1,025	£237	Let Agreed	Jun-21	2 bed. downstairs cloakroom, kitchen, lounge/diner, conservatory and off road parking.
21 Grenadier Gardens, Thatcham, Berkshire	RG19 4PN	Terraced House	2		£1,000	£231	Let Agreed	Sep-20	2 bed. off road parking and an enclosed rear garden.
34 Wolsingham Way, Thatcham, Berkshire	RG19 3YW	Mid Terrace House	2	689	£950	£219	Let Agreed	May-21	2 bed. lounge/diner, kitchen, and family bathroom. enclosed rear garden and driveway parking for 1 car.
31 Foxglove Way, Thatcham, Berkshire	RG18 4DL	Semi Detached House	2	732	£1,195	£276	Let Agreed	Jun-21	2 bed. entrance hall, cloakroom, kitchen, living/dining room and bathroom. driveway parking, garage and enclosed rear garden.
25 Marston Drive, Newbury, Berkshire	RG14 2SG	Terraced House	2		£950	£219	Let Agreed	May-21	2 bedroom mid terrace house. lounge/dining room, kitchen with french doors onto the patio, and rear garden.
3 Edgecombe Lane, Newbury, Berkshire	RG14 2HJ	Mid Terrace House	2	775	£1,050	£242	Let Agreed	Jun-21	2-bed cottage with refurbished bathroom and kitchen. the property has an allocated parking space and terrace to the front and rear.
42 Two Rivers Way, Newbury, Berkshire	RG14 5TE	Mid Terrace House	2	732	£1,000	£231	Let Agreed	Jan-21	2-bed house. allocated parking space, garage, private rear garden, kitchen, lounge/dining room, family bathroom and two double bedrooms.
12 Yeomanry Close, Thatcham, Berkshire	RG19 4RU	Terraced House	2		£995	£230	Let Agreed	Aug-21	2-bed terraced house. lounge, kitchen, family bathroom. benefiting from off road parking and an enclosed rear garden.
21 Grenadier Gardens, Thatcham, Berkshire	RG19 4PN	Mid Terrace House	2	850	£1,050	£242	Let Agreed	Apr-21	2-bed terraced house. lounge, kitchen, family bathroom. benefiting from off road parking and an enclosed rear garden.
34 Martingale Chase, Newbury, Berkshire	RG14 2EN	Terraced House	2	818	£1,150	£265		Aug-21
2-bed double bedroom mid-terraced house. living/dining room, kitchen, master bedroom and en-suite bathroom, rear garden with decked area and storage shed, double glazed windows throughout, gas central heating, off street parking at the front of the house and an further parking space to the side which can be accessed from the rear garden gate.

3, Smiths Row, Greenham Road, Newbury, Berkshire	RG14 7HY	End Terrace House	2		£1,250	£288	Let Agreed	Oct-20	2-bed house. two bathrooms wih ensuite to master. one off road parking space.
57 Shaw Road, Newbury, Berkshire	RG14 1HG	Terraced House	2		£1,000	£231	Let Agreed	Jul-21	2-bed, all double bedroomed, terrace house. lounge, kitchen, garden to rear. off street parking.
10 Collins Close, Newbury, Berkshire	RG14 2LH	Semi Detached House	2		£1,100	£254	Let Agreed	Dec-20	New build two bedroom house with conservatory and 2 reception rooms. garden to the rear, off street parking.

Scheme	920A
Total number of units	11
Unit Types	Flats only

Archetype	920A - 1-bed - Flat	920A - 2-bed - Flat	920A - 3-bed - Flat
Average VP Value	£ 270,000	£ 346,667	£ 417,500
Average Market Rent	£ 925	£ 1,175	£ 1,263
Average Unit Size	544	789	960
Average £ psf	£496	£439	£435

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
66 Evans Wharf, Hemel Hempstead, Hertfordshire	HP3 9WN	- Flat	3		£1,300	£300	Let Agreed	Jan-21	3 bedroom 2 bathroom apartment. ensuite to master. lounge, kitchen, two double bedrooms. additional bathroom. allocated parking space.
9 Longman Court, Stationers Place, Hemel Hempstead, Hertfordshire	HP3 9RS	Purpose Built Flat	2	883	£1,225	£283	Let Agreed	Mar-21	2-bed flat. lounge with views, kitchen, master bedroom with en-suite, further 2nd double bedroom, bathroom and gated parking.
5, Flat 19, Clifton Court, Corner Hall, Hemel Hempstead, Hertfordshire	HP3 9XY	- Flat	1		£900	£208	Let Agreed	Feb-21	1-bedtop floor apartment comprising lounge, kitchen, large double bedroom and bathroom with shower. audio-visual intercom system and underfloor heating through out. one allocated parking space.
43, Harrison House, The Embankment, Nash Mills Wharf, Hemel Hempstead, Hertfordshire	HP3 9DH	Purpose Built Flat	2	743	£1,200	£277	Let Agreed	Jun-21	2-bed flat. two double bedrooms, modern finish, allocated parking.
Flat 32, Beckets Yard, 1 Selden Hill, Hemel Hempstead, Hertfordshire	HP2 4TQ	- Flat	3		£1,250	£288	Let Agreed	Apr-21
3-bed house. kitchen, living/dining room with patio doors, w/c, 3 bedrooms (two doubles and one single) and a family bathroom with a shower of the bath. garage with power. driveway parking for one car and additional parking on the road. lawned rear garden

Flat 1, Windsor Court, Corner Hall, Hemel Hempstead, Hertfordshire	HP3 9AW	- Flat	1		£925	£213	Let Agreed	Oct-20	1-bed ground floor apartment, kitchen with dishwasher, modern bathroom suite, good size double bedroom, reception room and allocated for one car.
Flat 10, Windsor Court, Corner Hall, Hemel Hempstead, Hertfordshire	HP3 9AW	Conversion Flat	2	667	£1,150	£265	Let Agreed	Mar-20	2-bed flat. two double bedrooms, modern finish, allocated parking.
1, Flat 1, Clifton Court, Corner Hall, Hemel Hempstead, Hertfordshire	HP3 9XY	- Flat	2		£1,075	£248	Let Agreed	May-21	Ground floor 2-bed flat. two double bedrooms, master bedroom, open plan kitchen & lounge, family bathroom and gas central heating heating. one allocated parking space.
Flat 7, Swan Court, Waterhouse Street, Hemel Hempstead, Hertfordshire	HP1 1DS	Purpose Built Flat	1		£850	£196	Let Agreed	Aug-21	1-bedroom apartment. open planned lounge / kitchen area, bathroom and modern kitchen. allocated parking.
82A London Road, Hemel Hempstead, Hertfordshire	HP3 9SD	- Flat	3		£1,200	£277	Let Agreed	Jul-21	3-bed maisonette. all beds double. split level with open plan living area, kitchen, bathroom, gas central heating, double glazing, large private garden.
10 The Denes, Hemel Hempstead, Hertfordshire	HP3 8AP	Purpose Built Flat	3	1055	£1,295	£299	Let Agreed	Aug-21	3-bed duplex apartment. lounge leading to balcony, kitchen, cloakroom, three double bedrooms and bathroom with shower.
(Address Matched Only By Postcode) 13 Lancaster House,Frogmore Road, Hemel Hempstea	HP3 9RW	- Flat	1		£950	£219	Let Agreed	May-21	1-bed apartment. lounge and kitchen area with french doors leading to patio/courtyard area, double bedroom with built in wardrobe and bathroom with shower. allocated undercroft parking.

Scheme	927D
Total number of units	14
Unit Types	Houses only

Archetype	927D - 2-bed - EOT	927D - 2-bed - MT	927D - 2-bed - SD	927D - 3-bed - MT	927D - 3-bed - SD	927D - 4-bed - SD
Average VP Value	£ 320,000	£ 315,000	£ 320,000	£ 330,000	£ 339,333	£ 425,000
Average Market Rent	£ 1,050	£ 1,050	£ 1,050	£ 1,250	£ 1,310	£ 1,600
Average Unit Size	750	750	750	913	941	1418
Average £ psf	£427	£420	£427	£362	£361	£300

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
18 Engine Lane, Broughton, Aylesbury, Buckinghamshire	HP22 7BB	Detached House	4		£1,600	£369	Let Agreed	Oct-20	4/5 bedroom detached house built 2019. kitchen, lounge, three double bedrooms, enclosed garden to the rear. allocated parking.
26 Carriage Road, Broughton, Aylesbury, Buckinghamshire	HP22 7AN	Detached House	4		£1,650	£381	Let Agreed	Jul-21
4-bed detached house. 3 good size bedrooms, kitchen with separate dining room, lounge, en-suite to the master bedroom and main bathroom. the property benefits from having a garage w and a large garden.

19 Darter Street, Broughton, Aylesbury, Buckinghamshire	HP22 7BW	- House	2		£1,100	£254	Let Agreed	Jan-21
2-bed house built in 2019. kitchen, lounge/diner with french doors leading into an enclosed rear garden. two double bedrooms with the master having an en suite. allocated parking space together with communal visitor parking.

21 Foskett Way, Aylesbury, Buckinghamshire	HP21 9AB	Detached House	4	1421	£1,700	£392	Let Agreed	Apr-21
4-bed, 2-bathroom detached house. lounge, dining room, conservatory, kitchen, ground floor w/c, four bedrooms (master with ensuite bathroom), family bathroom, garage. driveway for 2 cars and a private secluded garden.

2A Castlefields, Stoke Mandeville, Aylesbury, Buckinghamshire	HP22 5XY	Semi Detached House	4	1001	£1,550	£358	Let Agreed	May-21
4 bedroom semi-detached house spread over 3 floors and comprises: entrance hall, lounge, dining room, kitchen / diner, wc, 4 bedrooms, family bathroom, study and walk in wardrobe, large rear garden, block paved driveway for 2 vehicles, upvc double glazing and gas central heating.

1 Foskett Way, Aylesbury, Buckinghamshire	HP21 9AB	End Terrace House	4		£1,700	£392	Let Agreed	Jul-21	4-bed house. kitchen/diner, lounge, three double bedrooms, enclosed garden and a garage to the rear of the property.
(Address Matched Only By Postcode) Poplar Close,Poplar Close, Aylesbur	HP20 1XW	End Terrace House	2		£950	£219	Let Agreed	May-21	2-bed house. kitchen, lounge with sliding doors to conservatory. driveway parking, private enclosed rear garden, gas central heating.
22 Field Way, Aylesbury, Buckinghamshire	HP20 1XJ	End Terrace House	2	689	£975	£225	Let Agreed	Aug-21
2 bedroom mid terrace house with lounge / diner, fitted kitchen, 2 good size double bedrooms, and family bathroom. the property also benefits from double glazing, gas central heating, enclosed rear garden, and off road parking.

2 Williams Close, Aylesbury, Buckinghamshire	HP19 9PW	End Terrace House	2	646	£1,000	£231	Let Agreed	May-21
Two double bedroom semi-detached house; living room,  kitchen/diner with patio doors leading to an enclosed rear garden, two double bedrooms and family bathroom. allocated parking and ample off road parking.

49 Webster Road, Aylesbury, Buckinghamshire	HP21 7FH	Terraced House	2	667	£1,050	£242	Let Agreed	Aug-21	Two bedroom cluster house, with allocated parking to the rear of the property.
(Address Matched Only By Postcode) Lark Vale,Lark Vale, Aylesbur	HP19 0YP	- House	3		£1,200	£277	Let Agreed	Jun-21	Three bedroom house. lounge, kitchen, master bedroom with en-suite, a further two double bedrooms and family bathroom, driveway parking, garage, low maintenance garden to the rear.
52 Lark Vale, Aylesbury, Buckinghamshire	HP19 0YJ	Semi Detached House	2		£995	£230	Let Agreed	Mar-21	Two bedroom house. living room, kitchen, double main bedroom, single second bedroom and main family bathroom. the property benefits from having a good size garden, a garage and driveway.
11 Alexander Road, Aylesbury, Buckinghamshire	HP20 2NR	Mid Terrace House	2	980	£1,150	£265	Let Agreed	Jul-21	Two bedroom mid terrace house. enclosed garden to the rear and allocated parking space.

Scheme	927D
Total number of units	14
Unit Types	Houses only

Archetype	927D - 2-bed - EOT	927D - 2-bed - MT	927D - 2-bed - SD	927D - 3-bed - MT	927D - 3-bed - SD	927D - 4-bed - SD
Average VP Value	£ 320,000	£ 315,000	£ 320,000	£ 330,000	£ 339,333	£ 425,000
Average Market Rent	£ 1,050	£ 1,050	£ 1,050	£ 1,250	£ 1,310	£ 1,600
Average Unit Size	750	750	750	913	941	1418
Average £ psf	£427	£420	£427	£362	£361	£300

Rental Comparables - Rightmove / Agent

Address	Postcode	Type	Bed	Area sqft	Rental Value (pcm)	Rental Value (pw)	Status	Date	Description
3 Limes Avenue, Aylesbury, Buckinghamshire	HP21 7HA	Semi Detached House	3		£1,300	£300	Let Agreed	Jun-21
3 bedroom semi detached house, lounge with patio doors to rear garden, dining room, seperate kitchen, 3 bedrooms, new family bathroom with shower and bath, double glazed, new combi boiler, gas central heating, car port, garage and outbuildings, off road parking for 2/4 vehicles.

(Address Matched Only By Postcode) 14,Portland Close, Broughton, Aylesbur	HP22 7DG	Detached House	3		£1,495	£345	Let Agreed	Jan-21	New build 3-bedroom detached house. driveway, garage, utility room and ensuite to master bedroom.
(Address Matched Only By Postcode) Holly Drive,Holly Drive, Aylesbur	HP21 8XS	Terraced House	2		£950	£219	Let Agreed	Jun-21
Two bedroom property in good decorative order throughout, lounge/diner, modern kitchen, two bedrooms with built in wardrobes and a bathroom with electric shower, gas central heating, double glazing, enclosed rear garden and allocated parking.

22 Meadow Way, Aylesbury, Buckinghamshire	HP20 1XS	Semi Detached House	3	807	£1,300	£300		Aug-21	Three bedroom semi-detached house with modern kitchen, garage and driveway parking, enclosed garden to the rear.
(Address Matched Only By Postcode) Roxwell Path,Roxwell Path, Aylesbury, Hp2	HP20 2BH	Terraced House	3		£1,200	£277		Apr-21
3 bedroom terraced house, recently re-decorated. lounge, kitchen /diner, three bedrooms and a bathroom with separate w/c, driveway parking for several vehicles, enclosed rear garden, upvc double glazing & gas central heating.

Page 173 of173

Michal Skotny MRICS	Fabian Watts MRICS
Director	Director

(0) 20 7016 3748	(0) 20 7016 3701
(0)7812 965 478	(0) 7976 538 999
mskotny@savills.com	fabian.watts@savills.com

Andy Smith BSc MRICS IRRV
Director

(0) 20 7409 5993
(0) 7967 555 480

adsmith@savills.com

______________ savills.co.uk